Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Feb. 17, 2012	Jun. 30, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	BANK OF AMERICA CORP /DE/
Entity Central Index Key	0000070858
Document Type	8-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 111,017,740,050
Entity Common Stock, Shares Outstanding		10,732,388,501

Consolidated Statement of Income (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Interest income
Loans and leases	$ 44,966		$ 50,996		$ 48,703
Debt securities	9,521		11,667		12,947
Federal funds sold and securities borrowed or purchased under agreements to resell	2,147		1,832		2,894
Trading account assets	5,961		6,841		7,944
Other interest income	3,641		4,161		5,428
Total interest income	66,236		75,497		77,916
Interest expense
Deposits	3,002		3,997		7,807
Short-term borrowings	4,599		3,699		5,512
Trading account liabilities	2,212		2,571		2,075
Long-term debt	11,807		13,707		15,413
Total interest expense	21,620		23,974		30,807
Net interest income	44,616		51,523		47,109
Noninterest income
Card income	7,184		8,108		8,353
Service charges	8,094		9,390		11,038
Investment and brokerage services	11,826		11,622		11,919
Investment banking income	5,217		5,520		5,551
Equity investment income	7,360		5,260		10,014
Trading account profits	6,697		10,054		12,235
Mortgage banking income (loss)	(8,830)		2,734		8,791
Insurance income	1,346		2,066		2,760
Gains on sales of debt securities	3,374		2,526		4,723
Other income (loss)	6,869		2,384		(14)
Total other-than-temporary impairment losses	(360)		(2,174)		(3,508)
Less: Portion of other-than-temporary impairment losses recognized in other comprehensive income	61		1,207		672
Net impairment losses recognized in earnings on available-for-sale debt securities	(299)		(967)		(2,836)
Total noninterest income	48,838	[1]	58,697	[1]	72,534	[1]
Total revenue, net of interest expense	93,454	[2]	110,220	[2]	119,643	[2]
Provision for credit losses	13,410	[1]	28,435	[1]	48,570	[1]
Noninterest expense
Personnel	36,965		35,149		31,528
Occupancy	4,748		4,716		4,906
Equipment	2,340		2,452		2,455
Marketing	2,203		1,963		1,933
Professional fees	3,381		2,695		2,281
Amortization of intangibles	1,509	[1]	1,731	[1]	1,978	[1]
Data processing	2,652		2,544		2,500
Telecommunications	1,553		1,416		1,420
Other general operating	21,101		16,222		14,991
Goodwill impairment	3,184	[1]	12,400	[1]	0
Merger and restructuring charges	638		1,820		2,721
Total noninterest expense	80,274		83,108		66,713
Income (loss) before income taxes	(230)		(1,323)		4,360
Income tax expense (benefit)	(1,676)		915		(1,916)
Net income (loss)	1,446	[1]	(2,238)	[1]	6,276	[1]
Preferred stock dividends and accretion	1,361		1,357		8,480
Net income (loss) applicable to common shareholders	$ 85		$ (3,595)		$ (2,204)
Per common share information
Earnings (loss)	$ 0.01		$ (0.37)		$ (0.29)
Diluted earnings (loss)	$ 0.01		$ (0.37)		$ (0.29)
Dividends paid	$ 0.04		$ 0.04		$ 0.04
Average common shares issued and outstanding (in thousands)	10,142,625		9,790,472		7,728,570
Average diluted common shares issued and outstanding (in thousands)	10,254,824		9,790,472		7,728,570

[1]	There were no material intersegment revenues.
[2]	There were no material intercompany revenues between geographic regions for any of the periods presented.

Consolidated Balance Sheet (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Assets
Cash and cash equivalents	$ 120,102		$ 108,427
Time deposits placed and other short-term investments	26,004		26,433
Federal funds sold and securities borrowed or purchased under agreements to resell (includes $87,453 and $78,599 measured at fair value)	211,183		209,616
Trading account assets (includes $80,130 and $89,165 pledged as collateral)	169,319		194,671
Derivative assets (includes $58,891 and $58,297 pledged as collateral)	73,023		73,000
Debt securities:
Available-for-sale (includes $69,021 and $99,925 pledged as collateral)	276,151		337,627
Held-to-maturity, at cost (fair value - $35,442 and $427; $24,009 pledged as collateral in 2011)	35,265		427
Total debt securities	311,416		338,054
Loans and leases (includes $8,804 and $3,321 measured at fair value and $73,463 and $91,730 pledged as collateral)	926,200		940,440
Allowance for loan and lease losses	(33,783)		(41,885)
Loans and leases, net of allowance	892,417		898,555
Premises and equipment, net	13,637		14,306
Mortgage servicing rights (includes $7,378 and $14,900 measured at fair value)	7,510		15,177
Goodwill	69,967		73,861
Intangible assets	8,021		9,923
Loans held-for-sale (includes $7,630 and $25,942 measured at fair value)	13,762		35,058
Customer and other receivables	66,999		85,704
Other assets (includes $37,084 and $70,531 measured at fair value)	145,686		182,124
Total assets	2,129,046	[1]	2,264,909	[1]
Deposits in U.S. offices:
Noninterest-bearing	332,228		285,200
Interest-bearing (includes $3,297 and $2,732 measured at fair value)	624,814		645,713
Deposits in Non-U.S. offices:
Noninterest-bearing	6,839		6,101
Interest-bearing	69,160		73,416
Total Deposits	1,033,041		1,010,430
Federal funds purchased and securities loaned or sold under agreements to repurchase (includes $34,235 and $37,424 measured at fair value)	214,864		245,359
Trading account liabilities	60,508		71,985
Derivative Liabilities	59,520		55,914
Commercial paper and other short-term borrowings (includes $6,558 and $7,178 measured at fair value)	35,698		59,962
Accrued expenses and other liabilities (includes $15,743 and $33,229 measured at fair value and $714 and $1,188 of reserve for unfunded lending commitments)	123,049		144,580
Long-term Debt	372,265		448,431
Total liabilities	1,898,945		2,036,661
Commitments and contingencies (Note 8 – Securitizations and Other Variable Interest Entities, Note 9 – Representations and Warranties Obligations and Corporate Guarantees and Note 14 – Commitments and Contingencies)
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,689,084 and 3,943,660 shares	18,397		16,562
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,535,937,957 and 10,085,154,806 shares	156,621		150,905
Retained earnings	60,520		60,849
Accumulated other comprehensive income (loss)	(5,437)		(66)
Other	0		(2)
Total shareholders’ equity	230,101		228,248
Total liabilities and shareholders’ equity	2,129,046		2,264,909
Consolidated VIEs [Member]
Assets
Trading account assets (includes $80,130 and $89,165 pledged as collateral)	8,595		19,627
Derivative assets (includes $58,891 and $58,297 pledged as collateral)	1,634		2,027
Debt securities:
Available-for-sale (includes $69,021 and $99,925 pledged as collateral)	0		2,601
Loans and leases (includes $8,804 and $3,321 measured at fair value and $73,463 and $91,730 pledged as collateral)	140,194		145,469
Allowance for loan and lease losses	(5,066)		(8,935)
Loans and leases, net of allowance	135,128		136,534
Loans held-for-sale (includes $7,630 and $25,942 measured at fair value)	1,635		1,953
Other assets (includes $37,084 and $70,531 measured at fair value)	4,769		7,086
Total assets	151,761		169,828
Deposits in Non-U.S. offices:
Commercial paper and other short-term borrowings (includes $6,558 and $7,178 measured at fair value)	5,777		6,742
Long-term Debt	49,054		71,013
All other liabilities (includes $225 and $382 of non-recourse liabilities)	1,116		9,141
Total liabilities	$ 55,947		$ 86,896

[1]	Total assets include long-lived assets, which are primarily located in the U.S.

Consolidated Balance Sheet (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets:
Federal funds sold and securities borrowed or purchased under agreements to resell measured at fair value	$ 87,453	$ 78,599
Trading account assets, pledged as collateral	80,130	89,165
Derivative assets, pledged as collateral	58,891	58,297
Held-to-maturity, at cost, fair value	35,442	427
Loans and leases, measured at fair value	8,804	3,321
Loans and leases, pledged as collateral	73,463	91,730
Mortgage servicing rights	7,378	14,900
Loans held-for-sale, measured at fair value	7,630	25,942
Other assets	37,084	70,531
Deposits in U.S. offices:
Interest-bearing, measured at fair value	3,297	2,732
Federal funds purchased and securities loaned or sold under agreements to repurchase	34,235	37,424
Commercial paper and other short-term borrowings, measured at fair value	6,558	7,178
Accrued expenses and other liabilities, measured at fair value	15,743	33,229
Accrued expenses and other liabilities, reserve for unfunded lending commitments	714	1,188
Long-term debt, measured at fair value	46,239	50,984
Stockholders' Equity:
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	100,000,000	100,000,000
Preferred stock, shares issued	3,689,084	3,943,660
Preferred stock, shares outstanding	3,689,084	3,943,660
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	12,800,000,000	12,800,000,000
Common stock, shares issued	10,535,937,957	10,085,154,806
Common stock, shares outstanding	10,535,937,957	10,085,154,806
Short-term Debt [Member] | Consolidated VIEs [Member]
Stockholders' Equity:
Non-recourse debt	650	706
Long-term Debt [Member] | Consolidated VIEs [Member]
Stockholders' Equity:
Non-recourse debt	44,976	66,309
Other Liabilities [Member] | Consolidated VIEs [Member]
Stockholders' Equity:
Non-recourse debt	225	382
Debt Securities [Member]
Assets:
Available-for-sale, pledged as collateral	69,021	99,925
Held-to-maturity, at cost, fair value	35,442	427
Held-to-maturity, pledged as collateral	$ 24,009

Consolidated Statement of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Operating activities
Net income (loss)	$ 1,446	[1]	$ (2,238)	[1]	$ 6,276	[1]
Reconciliation of net income (loss) to net cash provided by operating activities:
Provision for credit losses	13,410	[1]	28,435	[1]	48,570	[1]
Goodwill impairment	3,184	[1]	12,400	[1]	0
Gains on sales of debt securities	(3,374)		(2,526)		(4,723)
Depreciation and premises improvements amortization	1,976		2,181		2,336
Amortization of intangibles	1,509	[1]	1,731	[1]	1,978	[1]
Deferred income taxes	(1,949)		608		370
Net decrease in trading and derivative instruments	20,230		20,775		59,822
Net decrease in other assets	50,230		5,213		28,553
Net increase (decrease) in accrued expenses and other liabilities	(18,124)		14,069		(16,601)
Other operating activities, net	(4,048)		1,946		3,150
Net cash provided by operating activities	64,490		82,594		129,731
Investing activities
Net (increase) decrease in time deposits placed and other short-term investments	105		(2,154)		19,081
Net (increase) decrease in federal funds sold and securities borrowed or purchased under agreements to resell	(1,567)		(19,683)		31,369
Proceeds from sales of available-for-sale debt securities	120,125		100,047		164,155
Proceeds from paydowns and maturities of available-for-sale debt securities	56,732		70,868		59,949
Purchases of available-for-sale debt securities	(99,536)		(199,159)		(185,145)
Proceeds from maturities of held-to-maturity debt securities	602		11		2,771
Purchases of held-to-maturity debt securities	(35,552)		(100)		(3,914)
Proceeds from sales of loans and leases	2,409		8,046		7,592
Other changes in loans and leases, net	(6,059)		(2,550)		21,257
Net purchases of premises and equipment	(1,307)		(987)		(2,240)
Proceeds from sales of foreclosed properties	2,532		3,107		1,997
Cash received upon acquisition, net	0		0		31,804
Cash received due to impact of adoption of consolidation guidance	0		2,807		0
Other investing activities, net	13,945		9,400		9,249
Net cash provided by (used in) investing activities	52,429		(30,347)		157,925
Financing activities
Net increase in deposits	22,611		36,598		10,507
Net decrease in federal funds purchased and securities loaned or sold under agreements to repurchase	(30,495)		(9,826)		(62,993)
Net decrease in commercial paper and other short-term borrowings	(24,264)		(31,698)		(126,426)
Proceeds from issuance of long-term debt	26,001		52,215		67,744
Retirement of long-term debt	(101,814)		(110,919)		(101,207)
Proceeds from issuance of preferred stock and warrants	5,000		0		49,244
Repayment of preferred stock	0		0		(45,000)
Proceeds from issuance of common stock	0		0		13,468
Cash dividends paid	(1,738)		(1,762)		(4,863)
Other financing activities, net	3		5		(42)
Net cash provided by (used in) financing activities	(104,696)		(65,387)		(199,568)
Effect of exchange rate changes on cash and cash equivalents	(548)		228		394
Net increase (decrease) in cash and cash equivalents	11,675	[2]	(12,912)	[3]	88,482	[4]
Cash and cash equivalents at January 1	108,427		121,339		32,857
Cash and cash equivalents at December 31	120,102		108,427		121,339
Supplemental cash flow disclosures
Interest paid	25,207		21,166		37,602
Income taxes paid	1,653		1,465		2,964
Income taxes refunded	$ (781)		$ (7,783)		$ (31)

[1]	There were no material intersegment revenues.
[2]	During 2011, the Corporation entered into an agreement with Assured Guaranty Ltd. and subsidiaries which resulted in non-cash increases to loans of $2.2 billion, other assets of $82 million and long-term debt of $2.3 billion.During 2011, the Corporation exchanged preferred stock, with a carrying value of $1.1 billion, for 92 million common shares valued at $522 million and senior notes valued at $360 million.During 2011, the Corporation exchanged trust preferred securities for 308 million common shares valued at $1.7 billion and senior notes valued at $2.0 billion. The trust preferred securities, and underlying junior subordinated notes and stock purchase agreements, with a carrying value of $5.2 billion, were immediately canceled.
[3]	During 2010 and 2009, the Corporation securitized $2.4 billion and $14.0 billion of residential mortgage loans into mortgage-backed securities which were retained by the Corporation. There were no residential mortgage loans securitized into mortgage-backed securities which were retained by the Corporation during 2011.During 2010, the Corporation sold First Republic Bank in a non-cash transaction that reduced assets and liabilities by $19.5 billion and $18.1 billion.
[4]	During 2009, the Corporation exchanged $14.8 billion of preferred stock by issuing approximately 1.0 billion in shares of common stock valued at $11.5 billion.During 2009, the Corporation exchanged credit card loans of $8.5 billion and the related allowance for loan and lease losses of $750 million for a $7.8 billion held-to-maturity debt security that was issued by the Corporation’s U.S. credit card securitization trust and retained by the Corporation.The acquisition-date fair values of non-cash assets acquired and liabilities assumed in the Merrill Lynch & Co., Inc. (Merrill Lynch) acquisition were $619.1 billion and $626.8 billion.Approximately 1.4 billion shares of common stock valued at approximately $20.5 billion and 376 thousand shares of preferred stock valued at approximately $8.6 billion were issued in connection with the Merrill Lynch acquisition.

Consolidated Statement of Cash Flows (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Noncash or Part Noncash Divestitures [Line Items]
Non cash increases to loans	$ 2,200,000,000
Non cash increases to other assets	82,000,000
Non cash increases to long term debt	2,300,000,000
Preferred stock in exchange value	1,100,000,000		14,800,000,000
Common stock number of shares in exchange	92,000,000		1,000,000,000
Common stock in exchange value	522,000,000		11,500,000,000
Conversion of preferred stock for senior notes	360,000,000
Conversion of trust preferred securities for common shares	308,000,000
Conversion of trust preferred securities for common shares, value	1,700,000,000
Conversion of trust preferred securities for senior notes, value	2,000,000,000
Value of cancelled trust preferred securities, junior subordinated notes, and stock purchase agreements pursuant to an exchange of trust preferred securities	5,200,000,000
Securitization of residential mortgage loans into mortgage backed securities		2,400,000,000	14,000,000,000
Exchange of credit card loan to held to maturity debt security			8,500,000,000
Allowance of loan and lease losses related to credit card to held to maturity debt security			750,000,000
Held to maturity debt securities value in exchange of credit card loan and related allowance for loan and leases			7,800,000,000
Noncash or part noncash acquisition, value of assets acquired			619,100,000,000
Noncash or part noncash acquisition, value of liabilities assumed			626,800,000,000
Stock issued during period value acquisitions			29,109,000,000
First Republic Bank [Member]
Noncash or Part Noncash Divestitures [Line Items]
Noncash divestiture reduction in assets due to divestiture		19,500,000,000
Noncash divestiture reduction in liabilities due to divestiture		18,100,000,000
Common Stock [Member]
Noncash or Part Noncash Divestitures [Line Items]
Stock issued during period shares acquisition			1,400,000,000
Stock issued during period value acquisitions			20,500,000,000
Preferred Stock [Member]
Noncash or Part Noncash Divestitures [Line Items]
Stock issued during period shares acquisition			376,000
Stock issued during period value acquisitions			$ 8,600,000,000

Consolidated Statement of Changes in Shareholders' Equity (USD $) In Millions, except Share data, unless otherwise specified	Total		Preferred Stock	Common Stock and Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Other	Comprehensive Income (Loss)
Beginning Balance at Dec. 31, 2008	$ 177,052		$ 37,701	$ 76,766	$ 73,823	$ (10,825)	$ (413)
Beginning Balance, Shares at Dec. 31, 2008				5,017,436,000
Cumulative adjustments for accounting changes					71	(71)		(71)
Net income (loss)	6,276	[1]			6,276			6,276
Net change in available-for-sale debt and marketable equity securities	3,593					3,593		3,593
Net change in derivatives	923					923		923
Employee benefit plan adjustments	550					550		550
Net change in foreign currency translation adjustments	211					211		211
Dividends paid:
Common	(326)				(326)
Preferred	(4,537)				(4,537)
Issuance of preferred stock and stock warrants	30,000		26,800	3,200
Repayment of preferred stock	(45,000)		(41,014)		(3,986)
Issuance of common equivalent securities	19,244		19,244
Stock issued in acquisition	29,109		8,605	20,504
Stock issued in acquisition, shares				1,375,476,000
Issuance of common stock	13,468			13,468
Issuance of common stock, shares				1,250,000,000
Exchange of preferred stock			(14,797)	14,221	576
Exchange of preferred stock, shares				999,935,000
Common stock issued under employee plans and related tax effects	883			575			308
Common stock issued under employee plans and related tax effects, shares				7,397,000
Other	(2)		669		(664)		(7)
Comprehensive Income (Loss), Net of Tax, Attributable to Parent								11,482
Ending Balance at Dec. 31, 2009	231,444		37,208	128,734	71,233	(5,619)	(112)
Ending Balance, Shares at Dec. 31, 2009				8,650,244,000
Cumulative adjustments for accounting changes	(6,270)
Cumulative adjustments for accounting changes (Consolidation of certain variable interest entities [Member])					(6,154)	(116)		(116)
Cumulative adjustments for accounting changes (Credit-related notes [Member])					(229)	229		229
Net income (loss)	(2,238)	[1]			(2,238)			(2,238)
Net change in available-for-sale debt and marketable equity securities	5,759					5,759		5,759
Net change in derivatives	(701)					(701)		(701)
Employee benefit plan adjustments	145					145		145
Net change in foreign currency translation adjustments	237					237		237
Dividends paid:
Common	(405)				(405)
Preferred	(1,357)				(1,357)
Issuance of common equivalent securities			(19,244)	19,244
Common stock issued under employee plans and related tax effects	1,488			1,385			103
Common stock issued under employee plans and related tax effects, shares				98,557,000
Mandatory convertible preferred stock conversion			(1,542)	1,542
Mandatory convertible preferred stock conversion, shares				50,354,000
Common equivalent securities conversion, shares				1,286,000,000
Other	146		140		(1)		7
Comprehensive Income (Loss), Net of Tax, Attributable to Parent								3,315
Ending Balance at Dec. 31, 2010	228,248		16,562	150,905	60,849	(66)	(2)
Ending Balance, Shares at Dec. 31, 2010				10,085,155,000
Net income (loss)	1,446	[1]			1,446			1,446
Net change in available-for-sale debt and marketable equity securities	(4,270)					(4,270)		(4,270)
Net change in derivatives	(549)					(549)		(549)
Employee benefit plan adjustments	(444)					(444)		(444)
Net change in foreign currency translation adjustments	(108)					(108)		(108)
Dividends paid:
Common	(413)				(413)
Preferred	(1,325)				(1,325)
Issuance of preferred stock and stock warrants	5,000		2,918	2,082
Exchange of preferred stock	1,635		(1,083)	2,754	(36)
Exchange of preferred stock, shares				400,000,000
Common stock issued under employee plans and related tax effects	882			880			2
Common stock issued under employee plans and related tax effects, shares				50,783,000
Other	(1)				(1)
Comprehensive Income (Loss), Net of Tax, Attributable to Parent								(3,925)
Ending Balance at Dec. 31, 2011	$ 230,101		$ 18,397	$ 156,621	$ 60,520	$ (5,437)	$ 0
Ending Balance, Shares at Dec. 31, 2011				10,535,938,000

[1]	There were no material intersegment revenues.

Summary of Significant Accounting Principles	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Principles [Abstract]
Significant Accounting Policies [Text Block]
Summary of Significant Accounting Principles
Bank of America Corporation (collectively with its subsidiaries, the Corporation), a financial holding company, provides a diverse range of financial services and products throughout the U.S. and in certain international markets. The term “the Corporation” as used herein may refer to the Corporation individually, the Corporation and its subsidiaries, or certain of the Corporation’s subsidiaries or affiliates.
The Corporation conducts its activities through banking and nonbanking subsidiaries. The Corporation operates its banking activities primarily under two charters: Bank of America, National Association (Bank of America, N.A. or BANA) and FIA Card Services, National Association (FIA Card Services, N.A.).
Principles of Consolidation and Basis of Presentation
The Consolidated Financial Statements include the accounts of the Corporation and its majority-owned subsidiaries, and those variable interest entities (VIEs) where the Corporation is the primary beneficiary. Intercompany accounts and transactions have been eliminated. Results of operations of acquired companies are included from the dates of acquisition and for VIEs, from the dates that the Corporation became the primary beneficiary. Assets held in an agency or fiduciary capacity are not included in the Consolidated Financial Statements. The Corporation accounts for investments in companies for which it owns a voting interest and for which it has the ability to exercise significant influence over operating and financing decisions using the equity method of accounting or at fair value under the fair value option. These investments are included in other assets. Equity method investments are subject to impairment testing and the Corporation’s proportionate share of income or loss is included in equity investment income.
The preparation of the Consolidated Financial Statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and disclosures. Realized results could differ from those estimates and assumptions.
The Corporation evaluates subsequent events through the date of filing with the Securities and Exchange Commission (SEC). Certain prior period amounts have been reclassified to conform to current period presentation.
New Accounting Pronouncements
In April 2011, the Financial Accounting Standards Board (FASB) issued new accounting guidance on troubled debt restructurings (TDRs), including criteria to determine whether a loan modification represents a concession and whether the debtor is experiencing financial difficulties. This new accounting guidance was effective for the Corporation as of September 30, 2011 with retrospective application back to January 1, 2011. As a result of the retrospective application, the Corporation classified $1.1 billion of commercial loan modifications as TDRs that in previous periods had not been classified as TDRs. These loans were newly identified as TDRs typically because the Corporation was not able to demonstrate that the modified rate of interest, although significantly higher than the rate prior to modification, was a market rate of interest. These loans include $402 million of performing commercial loans that had an aggregate allowance for credit losses of $27 million at December 31, 2011. Also, as a result of the new accounting guidance, loans that are participating in or that have been offered a binding trial modification are classified as TDRs. At December 31, 2011, the Corporation classified an additional $2.6 billion of home loans, with an aggregate allowance for credit losses of $154 million, as TDRs that were participating in or had been offered a trial modification.
In April 2011, the FASB issued new accounting guidance that addresses effective control in repurchase agreements and eliminates the requirement for entities to consider whether the transferor/seller has the ability to repurchase the financial assets in a repurchase agreement. This new accounting guidance was effective, on a prospective basis, for new transactions or modifications to existing transactions on January 1, 2012. The adoption of this guidance will not have a material impact on the Corporation’s consolidated financial position or results of operations.
In May 2011, the FASB issued amendments to the fair value accounting guidance. The amendments clarify the application of the highest and best use, and valuation premise concepts, preclude the application of blockage factors in the valuation of all financial instruments and include criteria for applying the fair value measurement principles to portfolios of financial instruments. The amendments additionally prescribe enhanced financial statement disclosures for Level 3 fair value measurements. The new amendments were effective on January 1, 2012. The adoption of this guidance will not have a material impact on the Corporation’s consolidated financial position or results of operations.
In June 2011, the FASB issued new accounting guidance on the presentation of comprehensive income in financial statements. The new guidance requires entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements. This new accounting guidance is effective for the Corporation for the three months ended March 31, 2012.
In September 2011, the FASB issued new accounting guidance that simplifies goodwill impairment testing. The new guidance permits entities to make a qualitative assessment of whether it is likely that the fair value of a reporting unit is less than its carrying value. If, under this assessment, it is likely that the fair value of a reporting unit is less than the carrying amount, an entity is required to perform the two-step impairment test. The Corporation early adopted the new accounting guidance for certain goodwill impairment tests during the three months ended September 30, 2011.

In December 2011, the FASB issued new accounting guidance that requires additional disclosures on financial instruments and derivative instruments that are either offset in accordance with existing accounting guidance or are subject to an enforceable master netting arrangement or similar agreement. The new requirements do not change the accounting guidance on netting, but rather enhance the disclosures to more clearly show the impact of netting arrangements on a company’s financial position. This new accounting guidance will be effective, on a retrospective basis for all comparative periods presented, beginning on January 1, 2013.
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, cash items in the process of collection, and amounts due from correspondent banks and the Federal Reserve Bank.
Securities Financing Agreements
Securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase (securities financing agreements) are treated as collateralized financing transactions. These agreements are recorded at the amounts at which the securities were acquired or sold plus accrued interest, except for certain securities financing agreements that the Corporation accounts for under the fair value option. Changes in the fair value of securities financing agreements that are accounted for under the fair value option are recorded in other income. For more information on securities financing agreements that the Corporation accounts for under the fair value option, see Note 23 – Fair Value Option.
The Corporation’s policy is to obtain possession of collateral with a market value equal to or in excess of the principal amount loaned under resale agreements. To ensure that the market value of the underlying collateral remains sufficient, collateral is generally valued daily and the Corporation may require counterparties to deposit additional collateral or may return collateral pledged when appropriate. Securities financing agreements give rise to negligible credit risk as a result of these collateral provisions, and accordingly, no allowance for loan losses is considered necessary.
Substantially all repurchase and resale activities are transacted under legally enforceable master repurchase agreements that give the Corporation, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the same counterparty. The Corporation offsets repurchase and resale transactions with the same counterparty on the Consolidated Balance Sheet where it has such a legally enforceable master agreement and the transactions have the same maturity date.
In transactions where the Corporation acts as the lender in a securities lending agreement and receives securities that can be pledged or sold as collateral, it recognizes an asset on the Consolidated Balance Sheet at fair value, representing the securities received, and a liability for the same amount, representing the obligation to return those securities.
In repurchase transactions, typically, the termination date for a repurchase agreement is before the maturity date of the underlying security. However, in certain situations, the Corporation may enter into repurchase agreements where the termination date of the repurchase transaction is the same as the maturity date of the underlying security and these transactions are referred to as “repo-to-maturity” (RTM) transactions. In accordance with applicable accounting guidance, the Corporation accounts for RTM transactions as sales and purchases when the transferred securities are highly liquid. In instances where securities are considered sold or purchased, the Corporation removes or recognizes the securities from the Consolidated Balance Sheet and, in the case of sales recognizes a gain or loss in the Consolidated Statement of Income. At December 31, 2011 and 2010, the Corporation had no outstanding RTM transactions that had been accounted for as sales and an immaterial amount of transactions that had been accounted for as purchases.
Collateral
The Corporation accepts securities as collateral that it is permitted by contract or custom to sell or repledge. At December 31, 2011 and 2010, the fair value of this collateral was $393.9 billion and $401.7 billion of which $287.7 billion and $257.6 billion was sold or repledged. The primary sources of this collateral are repurchase agreements and securities borrowed. The Corporation also pledges firm-owned securities and loans as collateral in transactions that include repurchase agreements, securities loaned, public and trust deposits, U.S. Treasury tax and loan notes, and other short-term borrowings. This collateral, which in some cases can be sold or repledged by the counterparties to the transactions, is parenthetically disclosed on the Consolidated Balance Sheet.
In certain cases, the Corporation has transferred assets to consolidated VIEs where those restricted assets serve as collateral for the interests issued by the VIEs. These assets are disclosed on the Consolidated Balance Sheet as Assets of Consolidated VIEs.
In addition, the Corporation obtains collateral in connection with its derivative contracts. Required collateral levels vary depending on the credit risk rating and the type of counterparty. Generally, the Corporation accepts collateral in the form of cash, U.S. Treasury securities and other marketable securities. Based on provisions contained in legal netting agreements, the Corporation nets cash collateral against the applicable derivative fair value. The Corporation also pledges collateral on its own derivative positions which can be applied against derivative liabilities.
Trading Instruments
Financial instruments utilized in trading activities are carried at fair value. Fair value is generally based on quoted market prices or quoted market prices for similar assets and liabilities. If these market prices are not available, fair values are estimated based on dealer quotes, pricing models, discounted cash flow methodologies, or similar techniques where the determination of fair value may require significant management judgment or estimation. Realized and unrealized gains and losses are recognized in trading account profits (losses).
Derivatives and Hedging Activities
Derivatives are entered into on behalf of customers, for trading, as economic hedges or as qualifying accounting hedges. Derivatives utilized by the Corporation include swaps, financial futures and forward settlement contracts, and option contracts. A swap agreement is a contract between two parties to exchange cash flows based on specified underlying notional amounts, assets and/or indices. Financial futures and forward settlement contracts are agreements to buy or sell a quantity of a financial instrument, index, currency or commodity at a predetermined future date, and rate or price. An option contract is an agreement that conveys to the purchaser the right, but not the obligation, to buy or sell a quantity of a financial instrument (including another derivative financial instrument), index, currency or commodity at a predetermined rate or price during a period or at a date in the future. Option agreements can be transacted on organized exchanges or directly between parties.
All derivatives are recorded on the Consolidated Balance Sheet at fair value, taking into consideration the effects of legally enforceable master netting agreements that allow the Corporation to settle positive and negative positions and offset cash collateral held with the same counterparty on a net basis. For exchange-traded contracts, fair value is based on quoted market prices. For non-exchange traded contracts, fair value is based on dealer quotes, pricing models, discounted cash flow methodologies or similar techniques for which the determination of fair value may require significant management judgment or estimation.
Valuations of derivative assets and liabilities reflect the value of the instrument including counterparty credit risk. These values also take into account the Corporation’s own credit standing, thus including in the valuation of the derivative instrument the value of the net credit differential between the counterparties to the derivative contract.
Trading Derivatives and Economic Hedges
Derivatives held for trading purposes are included in derivative assets or derivative liabilities with changes in fair value included in trading account profits (losses).
Derivatives used as economic hedges, because either they did not qualify for or were not designated as an accounting hedge, are also included in derivative assets or derivative liabilities. Changes in the fair value of derivatives that serve as economic hedges of mortgage servicing rights (MSRs), interest rate lock commitments (IRLCs) and first mortgage loans held-for-sale (LHFS) that are originated by the Corporation are recorded in mortgage banking income. Changes in the fair value of derivatives that serve as economic hedges of credit exposures, interest rate risk and foreign currency exposures are included in other income (loss). Credit derivatives used by the Corporation as economic hedges do not qualify as accounting hedges but can protect the Corporation from various credit exposures as economic hedges, and changes in the fair value of these derivatives are included in other income (loss).
Derivatives Used For Hedge Accounting Purposes (Accounting Hedges)
For accounting hedges, the Corporation formally documents at inception all relationships between hedging instruments and hedged items, as well as the risk management objectives and strategies for undertaking various accounting hedges. Additionally, the Corporation primarily uses regression analysis at the inception of a hedge and for each reporting period thereafter to assess whether the derivative used in a hedging transaction is expected to be and has been highly effective in offsetting changes in the fair value or cash flows of a hedged item. The Corporation discontinues hedge accounting when it is determined that a derivative is not expected to be or has ceased to be highly effective as a hedge, and then reflects changes in fair value of the derivative in earnings after termination of the hedge relationship.
The Corporation uses its accounting hedges as either fair value hedges, cash flow hedges or hedges of net investments in foreign operations. The Corporation manages interest rate and foreign currency exchange rate sensitivity predominantly through the use of derivatives. Fair value hedges are used to protect against changes in the fair value of the Corporation’s assets and liabilities that are attributable to interest rate or foreign exchange volatility. Cash flow hedges are used primarily to minimize the variability in cash flows of assets or liabilities, or forecasted transactions caused by interest rate or foreign exchange fluctuations. For terminated cash flow hedges, the maximum length of time over which forecasted transactions are hedged is approximately 25 years, with a substantial portion of the hedged transactions being less than 10 years. For open or future cash flow hedges, the maximum length of time over which forecasted transactions are or will be hedged is less than seven years.
Changes in the fair value of derivatives designated as fair value hedges are recorded in earnings, together and in the same income statement line item with changes in the fair value of the related hedged item. Changes in the fair value of derivatives designated as cash flow hedges are recorded in accumulated other comprehensive income (OCI) and are reclassified into the line item in the income statement in which the hedged item is recorded and in the same period the hedged item affects earnings. Hedge ineffectiveness and gains and losses on the excluded component of a derivative in assessing hedge effectiveness are recorded in earnings in the same income statement line item. The Corporation records changes in the fair value of derivatives used as hedges of the net investment in foreign operations, to the extent effective, as a component of accumulated OCI.
If a derivative instrument in a fair value hedge is terminated or the hedge designation removed, the previous adjustments to the carrying amount of the hedged asset or liability are subsequently accounted for in the same manner as other components of the carrying amount of that asset or liability. For interest-earning assets and interest-bearing liabilities, such adjustments are amortized to earnings over the remaining life of the respective asset or liability. If a derivative instrument in a cash flow hedge is terminated or the hedge designation is removed, related amounts in accumulated OCI are reclassified into earnings in the same period or periods during which the hedged forecasted transaction affects earnings. If it is probable that a forecasted transaction will not occur, any related amounts in accumulated OCI are reclassified into earnings in that period.
Interest Rate Lock Commitments
The Corporation enters into IRLCs in connection with its mortgage banking activities to fund residential mortgage loans at specified times in the future. IRLCs that relate to the origination of mortgage loans that will be held-for-sale are considered derivative instruments under applicable accounting guidance. As such, these IRLCs are recorded at fair value with changes in fair value recorded in mortgage banking income.
In estimating the fair value of an IRLC, the Corporation assigns a probability to the loan commitment based on an expectation that it will be exercised and the loan will be funded. The fair value of the commitments is derived from the fair value of related mortgage loans which is based on observable market data and includes the expected net future cash flows related to servicing of the loans. Changes to the fair value of IRLCs are recognized based on interest rate changes, changes in the probability that the commitment will be exercised and the passage of time. Changes from the expected future cash flows related to the customer relationship are excluded from the valuation of IRLCs.
Outstanding IRLCs expose the Corporation to the risk that the price of the loans underlying the commitments might decline from inception of the rate lock to funding of the loan. To protect against this risk, the Corporation utilizes forward loan sales commitments and other derivative instruments, including interest rate swaps and options, to economically hedge the risk of potential changes in the value of the loans that would result from the commitments. The changes in the fair value of these derivatives are recorded in mortgage banking income.
Securities
Debt securities are recorded on the Consolidated Balance Sheet as of their trade date. Debt securities bought principally with the intent to buy and sell in the short term as part of the Corporation’s trading activities are reported at fair value in trading account assets with unrealized gains and losses included in trading account profits (losses). Debt securities purchased for longer term investment purposes, as part of asset and liability management (ALM) and other strategic activities, are reported at fair value with net unrealized gains and losses included in accumulated OCI and presented as available-for-sale (AFS) securities. Certain debt securities which management has the intent and ability to hold to maturity (HTM) are reported at amortized cost and presented as HTM securities. Other debt securities purchased as economic hedges are reported in other assets at fair value with unrealized gains and losses reported in the same line item in the Consolidated Statement of Income as unrealized gains and losses on the item being hedged are reported.
The Corporation regularly evaluates each AFS and HTM debt security where the value has declined below amortized cost to assess whether the decline in fair value is other-than-temporary. In determining whether an impairment is other-than-temporary, the Corporation considers the severity and duration of the decline in fair value, the length of time expected for recovery, the financial condition of the issuer, and other qualitative factors, as well as whether the Corporation either plans to sell the security or it is more-likely-than-not that it will be required to sell the security before recovery of its amortized cost. If the impairment of the AFS or HTM debt security is credit-related, an other-than-temporary impairment (OTTI) is recorded in earnings. For AFS debt securities, the non-credit-related impairment is recognized in accumulated OCI. If the Corporation intends to sell an AFS debt security or believes it will more-likely-than-not be required to sell a security, the Corporation records the full amount of the impairment as an OTTI.
Interest on debt securities, including amortization of premiums and accretion of discounts, is included in interest income. Realized gains and losses from the sales of debt securities, which are included in gains (losses) on sales of debt securities, are determined using the specific identification method.
Marketable equity securities are classified based on management’s intention on the date of purchase and recorded on the Consolidated Balance Sheet as of the trade date. Marketable equity securities that are bought and held principally for the purpose of resale in the near term are classified as trading and are carried at fair value with unrealized gains and losses included in trading account profits (losses). Other marketable equity securities are accounted for as AFS and classified in other assets. All AFS marketable equity securities are carried at fair value with net unrealized gains and losses included in accumulated OCI on an after-tax basis. If there is an other-than-temporary decline in the fair value of any individual AFS marketable equity security, the cost basis is reduced and the Corporation reclassifies the associated net unrealized loss out of accumulated OCI with a corresponding charge to equity investment income. Dividend income on AFS marketable equity securities is included in equity investment income. Realized gains and losses on the sale of all AFS marketable equity securities, which are recorded in equity investment income, are determined using the specific identification method.
Certain equity investments held by Global Principal Investments (GPI), the Corporation’s diversified equity investor in private equity, real estate and other alternative investments, are subject to investment company accounting under applicable accounting guidance, and accordingly, are carried at fair value with changes in fair value reported in equity investment income. These investments are included in other assets. Initially, the transaction price of the investment is generally considered to be the best indicator of fair value. Thereafter, valuation of direct investments is based on an assessment of each individual investment using methodologies that include publicly-traded comparables derived by multiplying a key performance metric (e.g., earnings before interest, taxes, depreciation and amortization) of the portfolio company by the relevant valuation multiple observed for comparable companies, acquisition comparables, entry level multiples and discounted cash flows, and are subject to appropriate discounts for lack of liquidity or marketability. Certain factors that may influence changes in fair value include but are not limited to recapitalizations, subsequent rounds of financing and offerings in the equity or debt capital markets. For fund investments, the Corporation generally records the fair value of its proportionate interest in the fund’s capital as reported by the funds’ respective managers.
Other investments held by GPI are accounted for under either the equity method or at cost, depending on the Corporation’s ownership interest, and are reported in other assets.
Loans and Leases
Loans measured at historical cost are reported at their outstanding principal balances net of any unearned income, charge-offs, unamortized deferred fees and costs on originated loans, and for purchased loans, net of any unamortized premiums or discounts. Loan origination fees and certain direct origination costs are deferred and recognized as adjustments to interest income over the lives of the related loans. Unearned income, discounts and premiums are amortized to interest income using a level yield methodology. The Corporation elects to account for certain loans under the fair value option with changes in fair value reported in other income for consumer and commercial loans.
Under applicable accounting guidance, for reporting purposes, the loan and lease portfolio is categorized by portfolio segment and, within each portfolio segment, by class of financing receivables. A portfolio segment is defined as the level at which an entity develops and documents a systematic methodology to determine the allowance for credit losses, and a class of financing receivables is defined as the level of disaggregation of portfolio segments based on the initial measurement attribute, risk characteristics and methods for assessing risk. The Corporation’s three portfolio segments are home loans, credit card and other consumer, and commercial. The classes within the home loans portfolio segment are core portfolio residential mortgage, Legacy Assets & Servicing residential mortgage, Countrywide Financial Corporation (Countrywide) residential mortgage purchased credit-impaired (PCI), core portfolio home equity, Legacy Assets & Servicing home equity, Countrywide home equity PCI, Legacy Assets & Servicing discontinued real estate and Countrywide discontinued real estate PCI. The classes within the credit card and other consumer portfolio segment are U.S. credit card, non-U.S. credit card, direct/indirect consumer and other consumer. The classes within the commercial portfolio segment are U.S. commercial, commercial real estate, commercial lease financing, non-U.S. commercial and U.S. small business commercial.
Purchased Credit-impaired Loans
The Corporation purchases loans with and without evidence of credit quality deterioration since origination. Evidence of credit quality deterioration as of the purchase date may include statistics such as past due status, refreshed borrower credit scores and refreshed loan-to-value (LTV) ratios, some of which are not immediately available as of the purchase date. Purchased loans with evidence of credit quality deterioration for which it is probable that the Corporation will not receive all contractually required payments receivable are accounted for as PCI loans. The excess of the cash flows expected to be collected on PCI loans, measured as of the acquisition date, over the estimated fair value is referred to as the accretable yield and is recognized in interest income over the remaining life of the loan using a level yield methodology. The difference between contractually required payments as of the acquisition date and the cash flows expected to be collected is referred to as the nonaccretable difference. PCI loans that have similar risk characteristics, primarily credit risk, collateral type and interest rate risk, are pooled and accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows.
The Corporation continues to estimate cash flows expected to be collected over the life of the loan using internal credit risk, interest rate and prepayment risk models that incorporate management’s best estimate of current key assumptions such as default rates, loss severity and payment speeds. If, upon subsequent evaluation, the Corporation determines it is probable that the present value of the expected cash flows have decreased, the PCI loan is considered further impaired resulting in a charge to the provision for credit losses and a corresponding increase to a valuation allowance included in the allowance for loan and lease losses. If, upon subsequent evaluation, it is probable that there is an increase in the present value of the expected cash flows, the Corporation reduces any remaining valuation allowance. If there is no remaining valuation allowance, the Corporation recalculates the amount of accretable yield as the excess of the revised expected cash flows over the current carrying value resulting in a reclassification from nonaccretable difference to accretable yield. The present value of the expected cash flows is determined using the PCI loans’ effective interest rate, adjusted for changes in the PCI loans’ interest rate indexes.
Loan disposals, which may include sales of loans, receipt of payments in full from the borrower or foreclosure, result in removal of the loan from the PCI loan pool. Write-downs are not recorded on the PCI loan pool until actual losses exceed the remaining nonaccretable difference. To date, no write-downs have been recorded for any of the PCI loan pools.

Leases
The Corporation provides equipment financing to its customers through a variety of lease arrangements. Direct financing leases are carried at the aggregate of lease payments receivable plus estimated residual value of the leased property less unearned income. Leveraged leases, which are a form of financing leases, are carried net of nonrecourse debt. Unearned income on leveraged and direct financing leases is accreted to interest income over the lease terms using methods that approximate the interest method.
Allowance for Credit Losses
The allowance for credit losses, which includes the allowance for loan and lease losses and the reserve for unfunded lending commitments, represents management’s estimate of probable losses inherent in the Corporation’s lending activities. The allowance for loan and lease losses and the reserve for unfunded lending commitments exclude amounts for loans and unfunded lending commitments accounted for under the fair value option as the fair values of these instruments reflect a credit component. The allowance for loan and lease losses does not include amounts related to accrued interest receivable other than billed interest and fees on credit card receivables as accrued interest receivable is reversed when a loan is placed on nonaccrual status. The allowance for loan and lease losses represents the estimated probable credit losses on funded consumer and commercial loans and leases while the reserve for unfunded lending commitments, including standby letters of credit (SBLCs) and binding unfunded loan commitments, represents estimated probable credit losses on these unfunded credit instruments based on utilization assumptions. Credit exposures deemed to be uncollectible, excluding derivative assets, trading account assets and loans carried at fair value, are charged against these accounts. Cash recovered on previously charged off amounts is recorded as a recovery to these accounts. Management evaluates the adequacy of the allowance for credit losses based on the combined total of the allowance for loan and lease losses and the reserve for unfunded lending commitments.
The Corporation performs periodic and systematic detailed reviews of its lending portfolios to identify credit risks and to assess the overall collectability of those portfolios. The allowance on certain homogeneous consumer loan portfolios, which generally consist of consumer real estate within the home loans portfolio segment and credit card loans within the credit card and other consumer portfolio segment, is based on aggregated portfolio segment evaluations generally by product type. Loss forecast models are utilized for these portfolios which consider a variety of factors including, but not limited to, historical loss experience, estimated defaults or foreclosures based on portfolio trends, delinquencies, bankruptcies, economic conditions and credit scores.
The Corporation’s home loans portfolio segment is comprised primarily of large groups of homogeneous consumer loans secured by residential real estate. The amount of losses incurred in the homogeneous loan pools is estimated based upon how many of the loans will default and the loss in the event of default. Using statistically valid modeling methodologies, the Corporation estimates how many of the homogeneous loans will default based on the individual loans’ attributes aggregated into pools of homogeneous loans with similar attributes. The attributes that are most significant to the probability of default and are used to estimate default include refreshed LTV or in the case of a subordinated lien, refreshed combined loan-to-value (CLTV), borrower credit score, months since origination (referred to as vintage) and geography, all of which are further broken down by present collection status (whether the loan is current, delinquent, in default or in bankruptcy). This estimate is based on the Corporation’s historical experience with the loan portfolio. The estimate is adjusted to reflect an assessment of environmental factors not yet reflected in the historical data underlying the loss estimates, such as changes in real estate values, local and national economies, underwriting standards and the regulatory environment. The probability of default on a loan is based on an analysis of the movement of loans with the measured attributes from either current, or any of the delinquency categories, to default over a twelve-month period. On home equity loans where the Corporation holds only a second-lien position and foreclosure is not the best alternative, the loss severity is estimated at 100 percent.
The allowance on certain commercial loans (except business card and certain small business loans) is calculated using loss rates delineated by risk rating and product type. Factors considered when assessing loss rates include the value of the underlying collateral, if applicable, the industry of the obligor, and the obligor’s liquidity and other financial indicators along with certain qualitative factors. These statistical models are updated regularly for changes in economic and business conditions. Included in the analysis of consumer and commercial loan portfolios are reserves which are maintained to cover uncertainties that affect the Corporation’s estimate of probable losses including domestic and global economic uncertainty and large single name defaults.
The remaining commercial portfolios, including nonperforming commercial loans, as well as consumer real estate loans modified in a TDR, renegotiated credit card, unsecured consumer and small business loans are reviewed in accordance with applicable accounting guidance on impaired loans and TDRs. If necessary, a specific allowance is established for these loans if they are deemed to be impaired. A loan is considered impaired when, based on current information and events, it is probable that the Corporation will be unable to collect all amounts due, including principal and/or interest, according to the contractual terms of the agreement, and once a loan has been identified as impaired, management measures impairment. Impaired loans and TDRs are primarily measured based on the present value of payments expected to be received, discounted at the loans’ original effective contractual interest rates, or discounted at the portfolio average contractual annual percentage rate, excluding promotionally priced loans, in effect prior to restructuring for the renegotiated TDR portfolio. Impaired loans and TDRs may also be measured based on observable market prices, or for loans that are solely dependent on the collateral for repayment, the estimated fair value of the collateral less estimated costs to sell. If the recorded investment in impaired loans exceeds this amount, a specific allowance is established as a component of the allowance for loan and lease losses unless these are consumer real estate loans that are solely dependent on the collateral for repayment, in which case the initial amount that exceeds the fair value of the collateral is charged off.
Generally, when determining the fair value of the collateral securing consumer loans that are solely dependent on the collateral for repayment, prior to performing a detailed property valuation including a walk-through of a property, the Corporation initially estimates the fair value of the collateral securing consumer loans that are solely dependent on the collateral for repayment using an automated valuation method (AVM). An AVM is a tool that estimates the value of a property by reference to market data including sales of comparable properties and price trends specific to the Metropolitan Statistical Area in which the property being valued is located. In the event that an AVM value is not available, the Corporation utilizes publicized indices or if these methods provide less reliable valuations, the Corporation uses appraisals or broker price opinions to estimate the fair value of the collateral. While there is inherent imprecision in these valuations, the Corporation believes that they are representative of the portfolio in the aggregate.
In addition to the allowance for loan and lease losses, the Corporation also estimates probable losses related to unfunded lending commitments, such as letters of credit and financial guarantees, and binding unfunded loan commitments. The reserve for unfunded lending commitments excludes commitments accounted for under the fair value option. Unfunded lending commitments are subject to individual reviews and are analyzed and segregated by risk according to the Corporation’s internal risk rating scale. These risk classifications, in conjunction with an analysis of historical loss experience, utilization assumptions, current economic conditions, performance trends within the portfolio and any other pertinent information, result in the estimation of the reserve for unfunded lending commitments.
The allowance for credit losses related to the loan and lease portfolio is reported separately on the Consolidated Balance Sheet whereas the reserve for unfunded lending commitments is reported on the Consolidated Balance Sheet in accrued expenses and other liabilities. The provision for credit losses related to the loan and lease portfolio and unfunded lending commitments is reported in the Consolidated Statement of Income.
Nonperforming Loans and Leases, Charge-offs and Delinquencies
Nonperforming loans and leases generally include loans and leases that have been placed on nonaccrual status including nonaccruing loans whose contractual terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties. Loans accounted for under the fair value option, PCI loans and LHFS are not reported as nonperforming loans and leases.
In accordance with the Corporation’s policies, credit card loans where the borrower is not deceased or in bankruptcy and unsecured consumer loans are charged off no later than the end of the month in which the account becomes 180 days past due. The outstanding balance of real estate-secured loans that is in excess of the estimated property value, less estimated costs to sell, is charged off no later than the end of the month in which the account becomes 180 days past due unless repayment of the loan is insured by the Federal Housing Administration (FHA) or through individually insured long-term standby agreements with Fannie Mae (FNMA) and Freddie Mac (FHLMC) (the fully-insured portfolio). The estimated property value, less estimated costs to sell, is determined using the same process as described for impaired loans in the Allowance for Credit Losses section of this Note on page 13. Personal property-secured loans are charged off no later than the end of the month in which the account becomes 120 days past due. Unsecured accounts associated with borrowers who became deceased or are in bankruptcy, including credit cards, are charged off 60 days after receipt of notification. For secured products, accounts in bankruptcy are written down to the collateral value, less costs to sell, by the end of the month in which the account becomes 60 days past due. Consumer credit card loans, consumer loans secured by personal property and unsecured consumer loans are not placed on nonaccrual status prior to charge-off and therefore are not reported as nonperforming loans. Real estate-secured loans are generally placed on nonaccrual status and classified as nonperforming at 90 days past due. However, consumer loans secured by real estate in the fully-insured portfolio are not placed on nonaccrual status, and therefore, are not reported as nonperforming loans. Accrued interest receivable is reversed when a consumer loan is placed on nonaccrual status. Interest collections on nonaccruing consumer loans for which the ultimate collectability of principal is uncertain are applied as principal reductions; otherwise, such collections are credited to interest income when received. These loans may be restored to accrual status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.
Consumer loans whose contractual terms have been modified in a TDR and are current at the time of restructuring remain on accrual status if there is demonstrated performance prior to the restructuring and payment in full under the restructured terms is expected. Otherwise, the loans are placed on nonaccrual status and reported as nonperforming until there is sustained repayment performance for a reasonable period, generally six months. Consumer TDRs that are on accrual status are reported as performing TDRs through the end of the calendar year in which the restructuring occurred or the year in which the loans are returned to accrual status. In addition, if accruing consumer TDRs bear less than a market rate of interest at the time of modification, they are reported as performing TDRs throughout their remaining lives unless and until they cease to perform in accordance with their modified contractual terms, at which time they would be placed on nonaccrual status and reported as nonperforming TDRs.
Commercial loans and leases, excluding business card loans, that are past due 90 days or more as to principal or interest, or where reasonable doubt exists as to timely collection, including loans that are individually identified as being impaired, are generally placed on nonaccrual status and classified as nonperforming unless well-secured and in the process of collection. Commercial loans and leases whose contractual terms have been modified in a TDR are typically placed on nonaccrual status and reported as nonperforming until the loans have performed for an adequate period of time under the restructured agreement, generally six months. If the borrower had demonstrated performance under the previous terms and the underwriting process shows the capacity to continue to perform under the modified terms, the loans and leases may remain on accrual status. Accruing commercial TDRs are reported as performing TDRs through the end of the calendar year in which the loans are returned to accrual status. In addition, if accruing commercial TDRs bear less than a market rate of interest at the time of modification, they are reported as performing TDRs throughout their remaining lives unless and until they cease to perform in accordance with their modified contractual terms, at which time they would be placed on nonaccrual status and reported as nonperforming TDRs.
Accrued interest receivable is reversed when a commercial loan is placed on nonaccrual status. Interest collections on nonaccruing commercial loans and leases for which the ultimate collectability of principal is uncertain are applied as principal reductions; otherwise, such collections are credited to income when received. Commercial loans and leases may be restored to accrual status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Business card loans are charged off no later than the end of the month in which the account becomes 180 days past due or 60 days after receipt of notification of death or bankruptcy filing. These loans are not placed on nonaccrual status prior to charge-off and therefore are not reported as nonperforming loans. Other commercial loans are generally charged off when all or a portion of the principal amount is determined to be uncollectible.
The entire balance of a consumer and commercial loan is contractually delinquent if the minimum payment is not received by the specified due date on the customer’s billing statement. Interest and fees continue to accrue on past due loans until the date the loan goes into nonaccrual status, if applicable.
PCI loans are recorded at fair value at the acquisition date. Although the PCI loans may be contractually delinquent, the Corporation does not classify these loans as nonperforming as the loans were written down to fair value at the acquisition date and the accretable yield is recognized in interest income over the remaining life of the loan. In addition, reported net charge-offs exclude write-downs on PCI loan pools as the fair value already considers the estimated credit losses.
Loans Held-for-sale
Loans that are intended to be sold in the foreseeable future, including residential mortgages, loan syndications, and to a lesser degree, commercial real estate, consumer finance and other loans, are reported as LHFS and are carried at the lower of aggregate cost or fair value. The Corporation accounts for certain LHFS, including first mortgage LHFS, under the fair value option. Mortgage loan origination costs related to LHFS that the Corporation accounts for under the fair value option are recognized in noninterest expense when incurred. Mortgage loan origination costs for LHFS carried at the lower of cost or fair value are capitalized as part of the carrying amount of the loans and recognized as a reduction of mortgage banking income upon the sale of such loans. LHFS that are on nonaccrual status and are reported as nonperforming, as defined in the policy above, are reported separately from nonperforming loans and leases.
Premises and Equipment
Premises and equipment are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are recognized using the straight-line method over the estimated useful lives of the assets. Estimated lives range up to 40 years for buildings, up to 12 years for furniture and equipment, and the shorter of lease term or estimated useful life for leasehold improvements.
The Corporation capitalizes the costs associated with certain computer hardware, software and internally developed software, and amortizes the costs over the expected useful life. Direct project costs of internally developed software are capitalized when it is probable that the project will be completed and the software will be used for its intended function.

Mortgage Servicing Rights
The Corporation accounts for consumer-related MSRs at fair value with changes in fair value recorded in mortgage banking income, while commercial-related and residential reverse mortgage MSRs are accounted for using the amortization method (lower of amortized cost or fair value) with impairment recognized as a reduction in mortgage banking income. To reduce the volatility of earnings related to interest rate and market value fluctuations, U.S. Treasury securities, mortgage-backed securities (MBS) and derivatives such as options and interest rate swaps may be used as economic hedges of the MSRs, but are not designated as accounting hedges. These economic hedges are carried at fair value with changes in fair value recognized in mortgage banking income.
The Corporation estimates the fair value of the consumer MSRs using a valuation model that calculates the present value of estimated future net servicing income. This is accomplished through an option-adjusted spread (OAS) valuation approach that factors in prepayment risk. This approach consists of projecting servicing cash flows under multiple interest rate scenarios and discounting these cash flows using risk-adjusted discount rates. The key economic assumptions used in valuations of MSRs include weighted-average lives of the MSRs and the OAS levels. The OAS represents the spread that is added to the discount rate so that the sum of the discounted cash flows equals the market price, therefore it is a measure of the extra yield over the reference discount factor that the Corporation expects to earn by holding the asset. These variables can, and generally do, change from quarter to quarter as market conditions and projected interest rates change, and could have an adverse impact on the value of the MSRs and could result in a corresponding reduction in mortgage banking income.
Goodwill and Intangible Assets
Goodwill is the purchase premium after adjusting for the fair value of net assets acquired. Goodwill is not amortized but is reviewed for potential impairment on an annual basis, or when events or circumstances indicate a potential impairment, at the reporting unit level. A reporting unit, as defined under applicable accounting guidance, is a business segment or one level below a business segment. The goodwill impairment analysis is a two-step test. During 2011, the Corporation early adopted new accounting guidance that simplifies goodwill impairment testing by permitting entities to make a qualitative assessment of whether it is likely that the fair value of a reporting unit is less than its carrying value. For additional information, see New Accounting Pronouncements in this Note on page 9. The first step of the goodwill impairment test involves comparing the fair value of each reporting unit with its carrying amount including goodwill. If the fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired; however, if the carrying amount of the reporting unit exceeds its fair value, the second step must be performed to measure potential impairment.
The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated possible impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. Measurement of the fair values of the assets and liabilities of a reporting unit is consistent with the requirements of the fair value measurements accounting guidance, which defines fair value as an exit price, meaning the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The adjustments to measure the assets, liabilities and intangibles at fair value are for the purpose of measuring the implied fair value of goodwill and such adjustments are not reflected in the Consolidated Balance Sheet. If the implied fair value of goodwill exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of goodwill, an impairment charge is recorded for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit. An impairment loss establishes a new basis in the goodwill and subsequent reversals of goodwill impairment losses are not permitted under applicable accounting guidance.
For intangible assets subject to amortization, an impairment loss is recognized if the carrying amount of the intangible asset is not recoverable and exceeds fair value. The carrying amount of the intangible asset is considered not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use of the asset.
Variable Interest Entities
A VIE is an entity that lacks equity investors or whose equity investors do not have a controlling financial interest in the entity through their equity investments. The entity that has a controlling financial interest in a VIE is referred to as the primary beneficiary and consolidates the VIE. The Corporation is deemed to have a controlling financial interest and is the primary beneficiary of a VIE if it has both the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and an obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. On a quarterly basis, the Corporation reassesses whether it has a controlling financial interest in and is the primary beneficiary of a VIE. The quarterly reassessment process considers whether the Corporation has acquired or divested the power to direct the activities of the VIE through changes in governing documents or other circumstances. The reassessment also considers whether the Corporation has acquired or disposed of a financial interest that could be significant to the VIE, or whether an interest in the VIE has become significant or is no longer significant. The consolidation status of the VIEs with which the Corporation is involved may change as a result of such reassessments. Changes in consolidation status are applied prospectively, with assets and liabilities of a newly consolidated VIE initially recorded at fair value. A gain or loss may be recognized upon deconsolidation of a VIE depending on the carrying amounts of deconsolidated assets and liabilities compared to the fair value of retained interests and ongoing contractual arrangements.
The Corporation primarily uses VIEs for its securitization activities, in which the Corporation transfers whole loans or debt securities into a trust or other vehicle such that the assets are legally isolated from the creditors of the Corporation. Assets held in a trust can only be used to settle obligations of the trust. The creditors of these trusts typically have no recourse to the Corporation except in accordance with the Corporation’s obligations under standard representations and warranties.
When the Corporation is the servicer of whole loans held in a securitization trust, including non-agency residential mortgages, home equity loans, credit cards, automobile loans and student loans, the Corporation has the power to direct the most significant activities of the trust. The Corporation does not have the power to direct the most significant activities of a residential mortgage agency trust unless the Corporation holds substantially all of the issued securities and has the unilateral right to liquidate the trust. The power to direct the most significant activities of a commercial mortgage securitization trust is typically held by the special servicer or by the party holding specific subordinate securities which embody certain controlling rights. The Corporation consolidates a whole-loan securitization trust if it has the power to direct the most significant activities and also holds securities issued by the trust or has other contractual arrangements, other than standard representations and warranties, that could potentially be significant to the trust.
The Corporation may also transfer trading account securities and AFS securities into municipal bond or resecuritization trusts. The Corporation consolidates a municipal bond or resecuritization trust if it has control over the ongoing activities of the trust such as the remarketing of the trust’s liabilities or, if there are no ongoing activities, sole discretion over the design of the trust, including the identification of securities to be transferred in and the structure of securities to be issued, and also retains securities or has liquidity or other commitments that could potentially be significant to the trust. The Corporation does not consolidate a municipal bond or resecuritization trust if one or a limited number of third-party investors share responsibility for the design of the trust or have control over the significant activities of the trust through liquidation or other substantive rights.
Other VIEs used by the Corporation include collateralized debt obligations (CDOs), investment vehicles created on behalf of customers and other investment vehicles. The Corporation does not routinely serve as collateral manager for CDOs and, therefore, does not typically have the power to direct the activities that most significantly impact the economic performance of a CDO. However, following an event of default, if the Corporation is a majority holder of senior securities issued by a CDO and acquires the power to manage the assets of the CDO, the Corporation consolidates the CDO.
The Corporation consolidates a customer or other investment vehicle if it has control over the initial design of the vehicle or manages the assets in the vehicle and also absorbs potentially significant gains or losses through an investment in the vehicle, derivative contracts or other arrangements. The Corporation does not consolidate an investment vehicle if a single investor controlled the initial design of the vehicle or manages the assets in the vehicles or if the Corporation does not have a variable interest that could potentially be significant to the vehicle.
Retained interests in securitized assets are initially recorded at fair value. In addition, the Corporation may invest in debt securities issued by unconsolidated VIEs. Quoted market prices are primarily used to obtain fair values of these debt securities, which are AFS debt securities or trading account assets. Generally, quoted market prices for retained residual interests are not available, therefore, the Corporation estimates fair values based on the present value of the associated expected future cash flows. This may require management to estimate credit losses, prepayment speeds, forward interest yield curves, discount rates and other factors that impact the value of retained interests. Retained residual interests in unconsolidated securitization trusts are classified in trading account assets or other assets with changes in fair value recorded in income. The Corporation may also enter into derivatives with unconsolidated VIEs, which are carried at fair value with changes in fair value recorded in income.
Fair Value
The Corporation measures the fair values of its financial instruments in accordance with accounting guidance that requires an entity to base fair value on exit price, and maximize the use of observable inputs and minimize the use of unobservable inputs to determine the exit price. Under applicable accounting guidance, the Corporation categorizes its financial instruments, based on the priority of inputs to the valuation technique, into a three-level hierarchy, as described below. Trading account assets and liabilities, derivative assets and liabilities, AFS debt and marketable equity securities, MSRs and certain other assets are carried at fair value in accordance with applicable accounting guidance. The Corporation has also elected to account for certain assets and liabilities under the fair value option, including certain corporate loans and loan commitments, LHFS, other short-term borrowings, securities financing agreements, asset-backed secured financings, long-term deposits and long-term debt. The following describes the three-level hierarchy.

Level 1
Unadjusted quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury securities that are highly liquid and are actively traded in over-the-counter (OTC) markets.

Level 2
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts where fair value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes U.S. government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts, residential mortgage loans and certain LHFS.

Level 3
Unobservable inputs that are supported by little or no market activity and that are significant to the overall fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments for which the determination of fair value requires significant management judgment or estimation. The fair value for such assets and liabilities is generally determined using pricing models, market comparables, discounted cash flow methodologies or similar techniques that incorporate the assumptions a market participant would use in pricing the asset or liability. This category generally includes certain private equity investments and other principal investments, retained residual interests in securitizations, residential MSRs, asset-backed securities (ABS), highly structured, complex or long-dated derivative contracts, certain LHFS, IRLCs and certain CDOs where independent pricing information cannot be obtained for a significant portion of the underlying assets.

Income Taxes
There are two components of income tax expense: current and deferred. Current income tax expense approximates taxes to be paid or refunded for the current period. Deferred income tax expense results from changes in deferred tax assets and liabilities between periods. These gross deferred tax assets and liabilities represent decreases or increases in taxes expected to be paid in the future because of future reversals of temporary differences in the bases of assets and liabilities as measured by tax laws and their bases as reported in the financial statements. Deferred tax assets are also recognized for tax attributes such as net operating loss carryforwards and tax credit carryforwards. Valuation allowances are recorded to reduce deferred tax assets to the amounts management concludes are more-likely-than-not to be realized.
Income tax benefits are recognized and measured based upon a two-step model: 1) a tax position must be more-likely-than-not to be sustained based solely on its technical merits in order to be recognized, and 2) the benefit is measured as the largest dollar amount of that position that is more-likely-than-not to be sustained upon settlement. The difference between the benefit recognized and the tax benefit claimed on a tax return is referred to as an unrecognized tax benefit (UTB). The Corporation records income tax-related interest and penalties, if applicable, within income tax expense.
Retirement Benefits
The Corporation has established retirement plans covering substantially all full-time and certain part-time employees. Pension expense under these plans is charged to current operations and consists of several components of net pension cost based on various actuarial assumptions regarding future experience under the plans.
In addition, the Corporation has established unfunded supplemental benefit plans and supplemental executive retirement plans (SERPs) for selected officers of the Corporation and its subsidiaries that provide benefits that cannot be paid from a qualified retirement plan due to Internal Revenue Code restrictions. The Corporation’s current executive officers do not earn additional retirement income under SERPs. These plans are nonqualified under the Internal Revenue Code and assets used to fund benefit payments are not segregated from other assets of the Corporation; therefore, in general, a participant’s or beneficiary’s claim to benefits under these plans is as a general creditor. In addition, the Corporation has established several postretirement healthcare and life insurance benefit plans.
Accumulated Other Comprehensive Income
The Corporation records unrealized gains and losses on AFS debt and marketable equity securities, gains and losses on cash flow accounting hedges, unrecognized actuarial gains and losses, transition obligation and prior service costs on pension and postretirement plans, foreign currency translation adjustments and related hedges of net investments in foreign operations in accumulated OCI, net-of-tax. Unrealized gains and losses on AFS debt and marketable equity securities are reclassified to earnings as the gains or losses are realized upon sale of the securities. Unrealized losses on AFS securities deemed to represent OTTI are reclassified to earnings at the time of the impairment charge. For AFS debt securities that the Corporation does not intend to sell or it is not more-likely-than-not that it will be required to sell, only the credit component of an unrealized loss is reclassified to earnings. Gains or losses on derivatives accounted for as cash flow hedges are reclassified to earnings when the hedged transaction affects earnings. Translation gains or losses on foreign currency translation adjustments are reclassified to earnings upon the substantial sale or liquidation of investments in foreign operations.
Revenue Recognition
The following summarizes the Corporation’s revenue recognition policies as they relate to certain noninterest income line items in the Consolidated Statement of Income.
Card income is derived from fees such as interchange, cash advance, annual, late, over-limit and other miscellaneous fees, which are recorded as revenue when earned, primarily on an accrual basis. Uncollected fees are included in the customer card receivables balances with an amount recorded in the allowance for loan and lease losses for estimated uncollectible card receivables. Uncollected fees are written off when a card receivable reaches 180 days past due.
Service charges include fees for insufficient funds, overdrafts and other banking services and are recorded as revenue when earned. Uncollected fees are included in outstanding loan balances with an amount recorded for estimated uncollectible service fees receivable. Uncollected fees are written off when a fee receivable reaches 60 days past due.
Investment and brokerage services revenue consists primarily of asset management fees and brokerage income that is recognized over the period the services are provided or when commissions are earned. Asset management fees consist primarily of fees for investment management and trust services and are generally based on the dollar amount of the assets being managed. Brokerage income is generally derived from commissions and fees earned on the sale of various financial products.
Investment banking income consists primarily of advisory and underwriting fees that are recognized in income as the services are provided and no contingencies exist. Revenues are generally recognized net of any direct expenses. Non-reimbursed expenses are recorded as noninterest expense.
Earnings Per Common Share
Earnings per common share (EPS) is computed by dividing net income (loss) allocated to common shareholders by the weighted-average common shares outstanding, except that it does not include unvested common shares subject to repurchase or cancellation. Net income (loss) allocated to common shareholders represents net income (loss) applicable to common shareholders which is net income (loss) adjusted for preferred stock dividends including dividends declared, accretion of discounts on preferred stock including accelerated accretion when preferred stock is repaid early, and cumulative dividends related to the current dividend period that have not been declared as of period end, less income allocated to participating securities (see below for additional information). Diluted EPS is computed by dividing income (loss) allocated to common shareholders plus dividends on dilutive convertible preferred stock and preferred stock that can be tendered to exercise warrants by the weighted-average common shares outstanding plus amounts representing the dilutive effect of stock options outstanding, restricted stock, restricted stock units (RSUs), outstanding warrants and the dilution resulting from the conversion of convertible preferred stock, if applicable. Certain warrants may be exercised, at the option of the holder, through tendering of the Corporation’s 6% Cumulative Perpetual Preferred Stock, Series T (the Series T Preferred Stock) or cash. Because it is currently more economical for the warrant holder to tender the Series T preferred stock, the common shares underlying these warrants are considered outstanding and the dividends on the preferred stock are added back to income (loss) allocable to common shareholders in computing diluted EPS, unless the effect is antidilutive.
Unvested share-based payment awards that contain nonforfeitable rights to dividends are participating securities that are included in computing EPS using the two-class method. The two-class method is an earnings allocation formula under which EPS is calculated for common stock and participating securities according to dividends declared and participating rights in undistributed earnings. Under this method, all earnings, distributed and undistributed, are allocated to participating securities and common shares based on their respective rights to receive dividends.
In an exchange of non-convertible preferred stock, income allocated to common shareholders is adjusted for the difference between the carrying value of the preferred stock and the fair value of the consideration exchanged. In an induced conversion of convertible preferred stock, income allocated to common shareholders is reduced by the excess of the fair value of the consideration exchanged over the fair value of the common stock that would have been issued under the original conversion terms.
Foreign Currency Translation
Assets, liabilities and operations of foreign branches and subsidiaries are recorded based on the functional currency of each entity. For certain of the foreign operations, the functional currency is the local currency, in which case the assets, liabilities and operations are translated, for consolidation purposes, from the local currency to the U.S. dollar reporting currency at period-end rates for assets and liabilities and generally at average rates for results of operations. The resulting unrealized gains or losses as well as gains and losses from certain hedges, are reported as a component of accumulated OCI on an after-tax basis. When the foreign entity’s functional currency is determined to be the U.S. dollar, the resulting remeasurement currency gains or losses on foreign currency-denominated assets or liabilities are included in earnings.
Credit Card and Deposit Arrangements
Endorsing Organization Agreements
The Corporation contracts with other organizations to obtain their endorsement of the Corporation’s loan and deposit products. This endorsement may provide to the Corporation exclusive rights to market to the organization’s members or to customers on behalf of the Corporation. These organizations endorse the Corporation’s loan and deposit products and provide the Corporation with their mailing lists and marketing activities. These agreements generally have terms that range from two to five years. The Corporation typically pays royalties in exchange for the endorsement. Compensation costs related to the credit card agreements are recorded as contra-revenue in card income.
Cardholder Reward Agreements
The Corporation offers reward programs that allow its cardholders to earn points that can be redeemed for a broad range of rewards including cash, travel and discounted products. The Corporation establishes a rewards liability based upon the points earned that are expected to be redeemed and the average cost per point redeemed. The points to be redeemed are estimated based on past redemption behavior, card product type, account transaction activity and other historical card performance. The liability is reduced as the points are redeemed. The estimated cost of the rewards programs is recorded as contra-revenue in card income.
Insurance Income and Insurance Expense
Property and casualty and credit life and disability premiums are generally recognized over the term of the policies on a pro-rata basis for all policies except for certain of the lender-placed auto insurance and the guaranteed auto protection (GAP) policies. For lender-placed auto insurance, premiums are recognized when collections become probable due to high cancellation rates experienced early in the life of the policy. For GAP insurance, revenue recognition is correlated to the exposure and accelerated over the life of the contract. Mortgage reinsurance premiums are recognized as earned. Insurance expense includes insurance claims, commissions and premium taxes, all of which are recorded in other general operating expense.

Merger and Restructuring Activity	12 Months Ended
Dec. 31, 2011
Merger and Restructuring Activity [Abstract]
Business Combination Disclosure [Text Block]
Merger and Restructuring Activity
Merger and restructuring charges are recorded in the Consolidated Statement of Income and include incremental costs to integrate the operations of the Corporation and its most recent acquisitions. These charges represent costs associated with these activities and do not represent ongoing costs of the fully integrated combined organization. The merger and restructuring charges table presents the components of merger and restructuring charges.

Merger and Restructuring Charges

(Dollars in millions)	2011	2010	2009
Severance and employee-related charges	$226	$455	$1,351
Systems integrations and related charges	285	1,137	1,155
Other	127	228	215
Total merger and restructuring charges	$638	$1,820	$2,721

For 2011, all merger-related charges related to the Merrill Lynch & Co., Inc. (Merrill Lynch) acquisition. Included for 2010 and 2009 are merger-related charges of $1.6 billion and $1.8 billion related to the Merrill Lynch acquisition and $202 million and $940 million related to earlier acquisitions.
The restructuring reserves table presents the changes in restructuring reserves for 2011 and 2010. Restructuring reserves are established by a charge to merger and restructuring charges, and the restructuring charges are included in the merger and restructuring charges table. Substantially all of the amounts in the restructuring reserves table relate to the Merrill Lynch acquisition.

Restructuring Reserves

(Dollars in millions)	2011	2010
Balance, January 1	$336	$403
Exit costs and restructuring charges:
Merrill Lynch	217	375
Other	—	54
Cash payments and other	(319)	(496)
Balance, December 31	$234	$336

Amounts added to the restructuring reserves in 2011 and 2010 related to severance and other employee-related costs. Payments associated with the Merrill Lynch acquisition are anticipated to continue into 2012.

Trading Account Assets and Liabilities	12 Months Ended
Dec. 31, 2011
Investments, Debt and Equity Securities [Abstract]
Trading Account Assets And Liabilities Disclosure [Text Block]
Trading Account Assets and Liabilities
The table below presents the components of trading account assets and liabilities at December 31, 2011 and 2010.

	December 31
(Dollars in millions)	2011	2010
Trading account assets
U.S. government and agency securities (1)	$52,613	$60,811
Corporate securities, trading loans and other	36,571	49,352
Equity securities	23,674	32,129
Non-U.S. sovereign debt	42,946	33,523
Mortgage trading loans and asset-backed securities	13,515	18,856
Total trading account assets	$169,319	$194,671
Trading account liabilities
U.S. government and agency securities	$20,710	$29,340
Equity securities	14,594	15,482
Non-U.S. sovereign debt	17,440	15,813
Corporate securities and other	7,764	11,350
Total trading account liabilities	$60,508	$71,985

(1)	Includes $27.3 billion and $29.7 billion of government-sponsored enterprise obligations at December 31, 2011 and 2010.

Derivatives	12 Months Ended
Dec. 31, 2011
Derivatives [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]
Derivatives
Derivative Balances
Derivatives are entered into on behalf of customers, for trading, as economic hedges or as qualifying accounting hedges. For additional information on the Corporation’s derivatives and hedging activities, see Note 1 – Summary of Significant Accounting Principles. The following tables identify derivative instruments included on the Corporation’s Consolidated Balance Sheet in derivative assets and liabilities at December 31, 2011 and 2010. Balances are presented on a gross basis, prior to the application of counterparty and collateral netting. Total derivative assets and liabilities are adjusted on an aggregate basis to take into consideration the effects of legally enforceable master netting agreements and have been reduced by the cash collateral applied.

		December 31, 2011
		Gross Derivative Assets			Gross Derivative Liabilities
(Dollars in billions)	Contract/ Notional (1)	Trading Derivatives and Economic Hedges	Qualifying Accounting Hedges	Total	Trading Derivatives and Economic Hedges	Qualifying Accounting Hedges (2)	Total
Interest rate contracts
Swaps	$40,473.7	$1,490.7	$15.9	$1,506.6	$1,473.0	$12.3	$1,485.3
Futures and forwards	12,105.8	2.9	0.2	3.1	3.4	—	3.4
Written options	2,534.0	—	—	—	117.8	—	117.8
Purchased options	2,467.2	120.0	—	120.0	—	—	—
Foreign exchange contracts
Swaps	2,381.6	48.3	2.6	50.9	58.9	2.2	61.1
Spot, futures and forwards	2,548.8	37.2	1.3	38.5	39.2	0.3	39.5
Written options	368.5	—	—	—	9.4	—	9.4
Purchased options	341.0	9.0	—	9.0	—	—	—
Equity contracts
Swaps	75.5	1.5	—	1.5	1.7	—	1.7
Futures and forwards	52.1	1.8	—	1.8	1.5	—	1.5
Written options	367.1	—	—	—	17.7	—	17.7
Purchased options	360.2	19.6	—	19.6	—	—	—
Commodity contracts
Swaps	73.8	4.9	0.1	5.0	5.9	—	5.9
Futures and forwards	470.5	5.3	—	5.3	3.2	—	3.2
Written options	142.3	—	—	—	9.5	—	9.5
Purchased options	141.3	9.5	—	9.5	—	—	—
Credit derivatives
Purchased credit derivatives:
Credit default swaps	1,944.8	95.8	—	95.8	13.8	—	13.8
Total return swaps/other	17.5	0.6	—	0.6	0.3	—	0.3
Written credit derivatives:
Credit default swaps	1,885.9	14.1	—	14.1	90.5	—	90.5
Total return swaps/other	17.8	0.5	—	0.5	0.7	—	0.7
Gross derivative assets/liabilities		$1,861.7	$20.1	$1,881.8	$1,846.5	$14.8	$1,861.3
Less: Legally enforceable master netting agreements				(1,749.9)			(1,749.9)
Less: Cash collateral applied				(58.9)			(51.9)
Total derivative assets/liabilities				$73.0			$59.5

(1)	Represents the total contract/notional amount of derivative assets and liabilities outstanding.

(2)	Excludes $191 million of long-term debt designated as a hedge of foreign currency risk.

		December 31, 2010
		Gross Derivative Assets			Gross Derivative Liabilities
(Dollars in billions)	Contract/ Notional (1)	Trading Derivatives and Economic Hedges	Qualifying Accounting Hedges	Total	Trading Derivatives and Economic Hedges	Qualifying Accounting Hedges (2)	Total
Interest rate contracts
Swaps	$42,719.2	$1,193.9	$14.9	$1,208.8	$1,187.9	$2.2	$1,190.1
Futures and forwards	9,939.2	6.0	—	6.0	4.7	—	4.7
Written options	2,887.7	—	—	—	82.8	—	82.8
Purchased options	3,026.2	88.0	—	88.0	—	—	—
Foreign exchange contracts
Swaps	630.1	26.5	3.7	30.2	28.5	2.1	30.6
Spot, futures and forwards	2,652.9	41.3	—	41.3	44.2	—	44.2
Written options	439.6	—	—	—	13.2	—	13.2
Purchased options	417.1	13.0	—	13.0	—	—	—
Equity contracts
Swaps	42.4	1.7	—	1.7	2.0	—	2.0
Futures and forwards	78.8	2.9	—	2.9	2.1	—	2.1
Written options	242.7	—	—	—	19.4	—	19.4
Purchased options	193.5	21.5	—	21.5	—	—	—
Commodity contracts
Swaps	90.2	8.8	0.2	9.0	9.3	—	9.3
Futures and forwards	413.7	4.1	—	4.1	2.8	—	2.8
Written options	86.3	—	—	—	6.7	—	6.7
Purchased options	84.6	6.6	—	6.6	—	—	—
Credit derivatives
Purchased credit derivatives:
Credit default swaps	2,184.7	69.8	—	69.8	34.0	—	34.0
Total return swaps/other	26.0	0.9	—	0.9	0.2	—	0.2
Written credit derivatives:
Credit default swaps	2,133.5	33.3	—	33.3	63.2	—	63.2
Total return swaps/other	22.5	0.5	—	0.5	0.5	—	0.5
Gross derivative assets/liabilities		$1,518.8	$18.8	$1,537.6	$1,501.5	$4.3	$1,505.8
Less: Legally enforceable master netting agreements				(1,406.3)			(1,406.3)
Less: Cash collateral applied				(58.3)			(43.6)
Total derivative assets/liabilities				$73.0			$55.9

(1)	Represents the total contract/notional amount of derivative assets and liabilities outstanding.

(2)	Excludes $4.1 billion of long-term debt designated as a hedge of foreign currency risk.
ALM and Risk Management Derivatives
The Corporation’s ALM and risk management activities include the use of derivatives to mitigate risk to the Corporation including derivatives designated as qualifying accounting hedges and economic hedges. Interest rate, commodity, credit and foreign exchange contracts are utilized in the Corporation’s ALM and risk management activities.
The Corporation maintains an overall interest rate risk management strategy that incorporates the use of interest rate contracts, which are generally non-leveraged generic interest rate and basis swaps, options, futures and forwards, to minimize significant fluctuations in earnings that are caused by interest rate volatility. The Corporation’s goal is to manage interest rate sensitivity and volatility so that movements in interest rates do not significantly adversely affect earnings or capital. As a result of interest rate fluctuations, hedged fixed-rate assets and liabilities appreciate or depreciate in fair value. Gains or losses on the derivative instruments that are linked to the hedged fixed-rate assets and liabilities are expected to substantially offset this unrealized appreciation or depreciation.
Interest rate and market risk can be substantial in the mortgage business. Market risk is the risk that values of mortgage assets or revenues will be adversely affected by changes in market conditions such as interest rate movements. To hedge interest rate risk in mortgage banking production income, the Corporation utilizes forward loan sale commitments and other derivative instruments including purchased options and certain debt securities. The Corporation also utilizes derivatives such as interest rate options, interest rate swaps, forward settlement contracts and Eurodollar futures as economic hedges of the fair value of MSRs. For additional information on MSRs, see Note 25 – Mortgage Servicing Rights.
The Corporation uses foreign currency contracts to manage the foreign exchange risk associated with certain foreign currency-denominated assets and liabilities, as well as the Corporation’s investments in non-U.S. subsidiaries. Foreign exchange contracts, which include spot and forward contracts, represent agreements to exchange the currency of one country for the currency of another country at an agreed-upon price on an agreed-upon settlement date. Exposure to loss on these contracts will increase or decrease over their respective lives as currency exchange and interest rates fluctuate.
The Corporation enters into derivative commodity contracts such as futures, swaps, options and forwards as well as non-derivative commodity contracts to provide price risk management services to customers or to manage price risk associated with its physical and financial commodity positions. The non-derivative commodity contracts and physical inventories of commodities expose the Corporation to earnings volatility. Cash flow and fair value accounting hedges provide a method to mitigate a portion of this earnings volatility.
The Corporation purchases credit derivatives to manage credit risk related to certain funded and unfunded credit exposures. Credit derivatives include credit default swaps (CDS), total return swaps and swaptions. These derivatives are accounted for as economic hedges and changes in fair value are recorded in other income (loss).
Derivatives Designated as Accounting Hedges
The Corporation uses various types of interest rate, commodity and foreign exchange derivative contracts to protect against changes in the fair value of its assets and liabilities due to fluctuations in interest rates, exchange rates and commodity prices (fair value hedges). The Corporation also uses these types of contracts and equity derivatives to protect against changes in the cash flows of its assets and liabilities, and other forecasted transactions (cash flow hedges). The Corporation hedges its net investment in consolidated non-U.S. operations determined to have functional currencies other than the U.S. dollar using forward exchange contracts, cross-currency basis swaps, and by issuing foreign currency-denominated debt (net investment hedges).
Fair Value Hedges
The table below summarizes certain information related to the Corporation’s derivatives designated as fair value hedges for 2011, 2010 and 2009.

Fair Value Hedges

		2011
(Dollars in millions)	Derivative	Hedged Item	Hedge Ineffectiveness
Derivatives designated as fair value hedges
Interest rate risk on long-term debt (1)	$4,384	$(4,969)	$(585)
Interest rate and foreign currency risk on long-term debt (1)	780	(1,057)	(277)
Interest rate risk on available-for-sale securities (2)	(11,386)	10,490	(896)
Commodity price risk on commodity inventory (3)	16	(16)	—
Total	$(6,206)	$4,448	$(1,758)

	2010
Derivatives designated as fair value hedges
Interest rate risk on long-term debt (1)	$2,952	$(3,496)	$(544)
Interest rate and foreign currency risk on long-term debt (1)	(463)	130	(333)
Interest rate risk on available-for-sale securities (2)	(2,577)	2,667	90
Commodity price risk on commodity inventory (3)	19	(19)	—
Total	$(69)	$(718)	$(787)

	2009
Derivatives designated as fair value hedges
Interest rate risk on long-term debt (1)	$(4,858)	$4,082	$(776)
Interest rate and foreign currency risk on long-term debt (1)	932	(858)	74
Interest rate risk on available-for-sale securities (2)	791	(1,141)	(350)
Commodity price risk on commodity inventory (3)	(51)	51	—
Total	$(3,186)	$2,134	$(1,052)

(1)	Amounts are recorded in interest expense on long-term debt and in other income.

(2)	Amounts are recorded in interest income on AFS securities.

(3)	Amounts are recorded in trading account profits.

Cash Flow Hedges
The table below summarizes certain information related to the Corporation’s derivatives designated as cash flow hedges and net investment hedges for 2011, 2010 and 2009. During the next 12 months, net losses in accumulated OCI of approximately $1.5 billion ($1.0 billion after-tax) on derivative instruments that qualify as cash flow hedges are expected to be reclassified into earnings. These net losses reclassified into earnings are expected to primarily reduce net interest income related to the respective hedged items. Amounts related to commodity price risk reclassified from accumulated OCI are recorded in trading account profits with the underlying hedged item. Amounts related to price risk on restricted stock awards reclassified from accumulated OCI are recorded in personnel expense. Amounts related to price risk on equity investments included in AFS securities reclassified from accumulated OCI are recorded in equity investment income with the underlying hedged item.
Amounts related to foreign exchange risk recognized in accumulated OCI on derivatives exclude gains (losses) of $82 million, $192 million and $(387) million related to long-term debt designated as a net investment hedge for 2011, 2010 and 2009.

Cash Flow Hedges

	2011
(Dollars in millions, amounts pre-tax)	Gains (losses) Recognized in Accumulated OCI on Derivatives	Gains (losses) in Income Reclassified from Accumulated OCI	Hedge Ineffectiveness and Amounts Excluded from Effectiveness Testing (1)
Derivatives designated as cash flow hedges
Interest rate risk on variable rate portfolios (2)	$(2,079)	$(1,392)	$(8)
Commodity price risk on forecasted purchases and sales	(3)	6	(3)
Price risk on restricted stock awards	(408)	(231)	—
Total	$(2,490)	$(1,617)	$(11)
Net investment hedges
Foreign exchange risk	$1,055	$384	$(572)

	2010
Derivatives designated as cash flow hedges
Interest rate risk on variable rate portfolios	$(1,876)	$(410)	$(30)
Commodity price risk on forecasted purchases and sales	32	25	11
Price risk on restricted stock awards	(97)	(33)	—
Price risk on equity investments included in available-for-sale securities	186	(226)	—
Total	$(1,755)	$(644)	$(19)
Net investment hedges
Foreign exchange risk	$(482)	$—	$(315)

	2009
Derivatives designated as cash flow hedges
Interest rate risk on variable rate portfolios	$502	$(1,293)	$71
Commodity price risk on forecasted purchases and sales	72	70	(2)
Price risk on equity investments included in available-for-sale securities	(332)	—	—
Total	$242	$(1,223)	$69
Net investment hedges
Foreign exchange risk	$(2,997)	$—	$(142)

(1)	Amounts related to derivatives designated as cash flow hedges represent hedge ineffectiveness and amounts related to net investment hedges represent amounts excluded from effectiveness testing.

(2)
Losses reclassified from accumulated OCI to the Consolidated Statement of Income include $38 million, $0 and $44 million in 2011, 2010 and 2009 related to the discontinuance of certain cash flow hedges because it was no longer probable that the original forecasted transaction would occur.

The Corporation entered into equity total return swaps to hedge a portion of RSUs granted to certain employees as part of their compensation in prior periods. Certain awards contain clawback provisions which permit the Corporation to cancel all or a portion of the award under specified circumstances, and certain awards may be settled in cash. These RSUs are accrued as liabilities over the vesting period and adjusted to fair value based on changes in the share price of the Corporation’s common stock. From time to time, the Corporation may enter into equity derivatives to minimize the change in the expense to the Corporation driven by fluctuations in the share price of the Corporation’s common stock during the vesting period of any RSUs that may be granted, if any, subject to similar or other terms and conditions. Certain of these derivatives are designated as cash flow hedges of unrecognized unvested awards with the changes in fair value of the hedge recorded in accumulated OCI and reclassified into earnings in the same period as the RSUs affect earnings. The remaining derivatives are accounted for as economic hedges and changes in fair value are recorded in personnel expense. For more information on RSUs and related hedges, see Note 20 – Stock-based Compensation Plans.

Derivatives Accounted for as Economic Hedges
Derivatives accounted for as economic hedges, because either they did not qualify for or were not designated as accounting hedges, are used by the Corporation to reduce certain risk exposures. The table below presents gains (losses) on these derivatives for 2011, 2010 and 2009. These gains (losses) are largely offset by the income or expense that is recorded on the economically hedged item.

Economic Hedges

(Dollars in millions)	2011	2010	2009
Price risk on mortgage banking production income (1, 2)	$2,852	$9,109	$8,898
Interest rate risk on mortgage banking servicing income (1)	3,612	3,878	(4,264)
Credit risk on loans (3)	30	(121)	(515)
Interest rate and foreign currency risk on long-term debt and other foreign exchange transactions (4)	(48)	(2,080)	1,572
Other (5)	(329)	(109)	16
Total	$6,117	$10,677	$5,707

(1)	Gains (losses) on these derivatives are recorded in mortgage banking income.

(2)
Includes gains on interest rate lock commitments related to the origination of mortgage loans that are held-for-sale, which are considered derivative instruments, of $3.8 billion, $8.7 billion and $8.4 billion for 2011, 2010 and 2009, respectively.

(3)	Gains (losses) on these derivatives are recorded in other income (loss).

(4)	The majority of the balance is related to the revaluation of economic hedges on foreign currency-denominated debt which is recorded in other income (loss).

(5)	Gains (losses) on these derivatives are recorded in other income (loss), and personnel expense for hedges of certain RSUs, for 2011 and 2010.
Sales and Trading Revenue
The Corporation enters into trading derivatives to facilitate client transactions, for principal trading purposes, and to manage risk exposures arising from trading account assets and liabilities. It is the Corporation’s policy to include these derivative instruments in its trading activities which include derivatives and non-derivative cash instruments. The resulting risk from these derivatives is managed on a portfolio basis as part of the Corporation’s Global Markets business segment. The related sales and trading revenue generated within Global Markets is recorded in various income statement line items including trading account profits and net interest income as well as other revenue categories. However, the majority of income related to derivative instruments is recorded in trading account profits.
Sales and trading revenue includes changes in the fair value and realized gains and losses on the sales of trading and other assets, net interest income, and fees primarily from commissions on equity securities. Revenue is generated by the difference in the client price for an instrument and the price at which the trading desk can execute the trade in the dealer market. For equity securities, commissions related to purchases and sales are recorded in other income (loss) on the Consolidated Statement of Income. Changes in the fair value of these securities are included in trading account profits. For debt securities, revenue, with the exception of interest associated with the debt securities, is typically included in trading account profits. Unlike commissions for equity securities, the initial revenue related to broker/dealer services for debt securities is typically included in the pricing of the instrument rather than being charged through separate fee arrangements. Therefore, this revenue is recorded in trading account profits as part of the initial mark to fair value. For derivatives, all revenue is included in trading account profits. In transactions where the Corporation acts as agent, which includes exchange-traded futures and options, fees are recorded in other income (loss).
Gains (losses) on certain instruments, primarily loans, held in the Global Markets business segment that are not considered trading instruments are excluded from sales and trading revenue in their entirety.

The table below, which includes both derivatives and non-derivative cash instruments, identifies the amounts in the respective income statement line items attributable to the Corporation’s sales and trading revenue in Global Markets, categorized by primary risk, for 2011, 2010 and 2009. The difference between total trading account profits in the table below and in the Consolidated Statement of Income relates to trading activities in business segments other than Global Markets.

Sales and Trading Revenue

	2011
(Dollars in millions)	Trading Account Profits	Other Income (Loss) (1, 2)	Net Interest Income	Total
Interest rate risk	$2,118	$(8)	$923	$3,033
Foreign exchange risk	1,088	(65)	8	1,031
Equity risk	1,482	2,333	128	3,943
Credit risk	1,102	550	2,604	4,256
Other risk	634	(72)	(184)	378
Total sales and trading revenue	$6,424	$2,738	$3,479	$12,641

	2010
Interest rate risk	$2,032	$91	$659	$2,782
Foreign exchange risk	903	(63)	—	840
Equity risk	1,649	2,435	17	4,101
Credit risk	4,599	264	3,557	8,420
Other risk	447	(4)	(171)	272
Total sales and trading revenue	$9,630	$2,723	$4,062	$16,415

	2009
Interest rate risk	$3,125	$(16)	$1,135	$4,244
Foreign exchange risk	950	(3)	26	973
Equity risk	2,028	2,325	237	4,590
Credit risk	4,282	(2,725)	4,342	5,899
Other risk	1,174	24	(530)	668
Total sales and trading revenue	$11,559	$(395)	$5,210	$16,374

(1)	Represents investment and brokerage services and other income recorded in Global Markets that the Corporation includes in its definition of sales and trading revenue.

(2)	Other income (loss) includes commissions and brokerage fee revenue of $2.2 billion and $2.3 billion for 2011 and 2010 included in equity risk.
Credit Derivatives
The Corporation enters into credit derivatives primarily to facilitate client transactions and to manage credit risk exposures. Credit derivatives derive value based on an underlying third-party referenced obligation or a portfolio of referenced obligations and generally require the Corporation, as the seller of credit protection, to make payments to a buyer upon the occurrence of a pre-defined credit event. Such credit events generally include bankruptcy of the referenced credit entity and failure to pay under the obligation, as well as acceleration of indebtedness and payment repudiation or moratorium. For credit derivatives based on a portfolio of referenced credits or credit indices, the Corporation may not be required to make payment until a specified amount of loss has occurred and/or may only be required to make payment up to a specified amount.

Credit derivative instruments where the Corporation is the seller of credit protection and their expiration at December 31, 2011 and 2010 are summarized in the table below. These instruments are classified as investment and non-investment grade based on the credit quality of the underlying reference obligation. The Corporation considers ratings of BBB- or higher as investment grade. Non-investment grade includes non-rated credit derivative instruments.

Credit Derivative Instruments

	December 31, 2011
	Carrying Value
(Dollars in millions)	Less than One Year	One to Three Years	Three to Five Years	Over Five Years	Total
Credit default swaps
Investment grade	$795	$5,011	$17,271	$7,325	$30,402
Non-investment grade	4,236	11,438	18,072	26,339	60,085
Total	5,031	16,449	35,343	33,664	90,487
Total return swaps/other
Investment grade	—	—	30	1	31
Non-investment grade	522	2	33	128	685
Total	522	2	63	129	716
Total credit derivatives	$5,553	$16,451	$35,406	$33,793	$91,203
Credit-related notes (1)
Investment grade	$—	$5	$132	$1,925	$2,062
Non-investment grade	124	74	108	1,286	1,592
Total credit-related notes	$124	$79	$240	$3,211	$3,654
	Maximum Payout/Notional
Credit default swaps
Investment grade	$182,137	$401,914	$477,924	$127,570	$1,189,545
Non-investment grade	133,624	228,327	186,522	147,926	696,399
Total	315,761	630,241	664,446	275,496	1,885,944
Total return swaps/other
Investment grade	—	—	9,116	—	9,116
Non-investment grade	305	2,023	4,918	1,476	8,722
Total	305	2,023	14,034	1,476	17,838
Total credit derivatives	$316,066	$632,264	$678,480	$276,972	$1,903,782

	December 31, 2010
	Carrying Value
(Dollars in millions)	Less than One Year	One to Three Years	Three to Five Years	Over Five Years	Total
Credit default swaps
Investment grade	$158	$2,607	$7,331	$14,880	$24,976
Non-investment grade	598	6,630	7,854	23,106	38,188
Total	756	9,237	15,185	37,986	63,164
Total return swaps/other
Investment grade	—	—	38	60	98
Non-investment grade	1	2	2	415	420
Total	1	2	40	475	518
Total credit derivatives	$757	$9,239	$15,225	$38,461	$63,682
Credit-related notes (1, 2)
Investment grade	$—	$136	$—	$3,525	$3,661
Non-investment grade	9	33	174	2,423	2,639
Total credit-related notes	$9	$169	$174	$5,948	$6,300
	Maximum Payout/Notional
Credit default swaps
Investment grade	$133,691	$466,565	$475,715	$275,434	$1,351,405
Non-investment grade	84,851	314,422	178,880	203,930	782,083
Total	218,542	780,987	654,595	479,364	2,133,488
Total return swaps/other
Investment grade	—	10	15,413	4,012	19,435
Non-investment grade	113	78	951	1,897	3,039
Total	113	88	16,364	5,909	22,474
Total credit derivatives	$218,655	$781,075	$670,959	$485,273	$2,155,962

(1)	For credit-related notes, maximum payout/notional is the same as carrying value.

(2)
For December 31, 2010, total credit-related note amounts have been revised from $3.6 billion (as previously reported) to $6.3 billion to reflect collateralized debt obligations and collateralized loan obligations held by certain consolidated VIEs.

The notional amount represents the maximum amount payable by the Corporation for most credit derivatives. However, the Corporation does not solely monitor its exposure to credit derivatives based on notional amount because this measure does not take into consideration the probability of occurrence. As such, the notional amount is not a reliable indicator of the Corporation’s exposure to these contracts. Instead, a risk framework is used to define risk tolerances and establish limits to help ensure that certain credit risk-related losses occur within acceptable, pre-defined limits.
The Corporation economically hedges its market risk exposure to credit derivatives by entering into a variety of offsetting derivative contracts and security positions. For example, in certain instances, the Corporation may purchase credit protection with identical underlying referenced names to offset its exposure. The carrying value and notional amount of written credit derivatives for which the Corporation held purchased credit derivatives with identical underlying referenced names and terms at December 31, 2011 was $48.0 billion and $1.0 trillion compared to $43.7 billion and $1.4 trillion at December 31, 2010.
Credit-related notes in the table on page 27 include investments in securities issued by CDO, collateralized loan obligation (CLO) and credit-linked note vehicles. These instruments are primarily classified as trading securities. The carrying value of these instruments equals the Corporation’s maximum exposure to loss. The Corporation is not obligated to make any payments to the entities under the terms of the securities owned. The Corporation discloses internal categorizations of investment grade and non-investment grade consistent with how risk is managed for these instruments.
Credit-related Contingent Features and Collateral
The Corporation executes the majority of its derivative contracts in the OTC market with large, international financial institutions, including broker/dealers and, to a lesser degree, with a variety of non-financial companies. Substantially all of the derivative transactions are executed on a daily margin basis. Therefore, events such as a credit rating downgrade (depending on the ultimate rating level) or a breach of credit covenants would typically require an increase in the amount of collateral required of the counterparty, where applicable, and/or allow the Corporation to take additional protective measures such as early termination of all trades. Further, as previously discussed on page 21, the Corporation enters into legally enforceable master netting agreements which reduce risk by permitting the closeout and netting of transactions with the same counterparty upon the occurrence of certain events.
A majority of the Corporation’s derivative contracts contain credit risk related contingent features, primarily in the form of International Swaps and Derivatives Association, Inc. (ISDA) master netting agreements and credit support documentation that enhance the creditworthiness of these instruments compared to other obligations of the respective counterparty with whom the Corporation has transacted. These contingent features may be for the benefit of the Corporation as well as its counterparties with respect to changes in the Corporation’s creditworthiness and the mark-to-market exposure under the derivative transactions. At December 31, 2011 and 2010, the Corporation held cash and securities collateral of $87.7 billion and $86.1 billion, and posted cash and securities collateral of $86.5 billion and $66.9 billion in the normal course of business under derivative agreements.
In connection with certain OTC derivative contracts and other trading agreements, the Corporation can be required to provide additional collateral or to terminate transactions with certain counterparties in the event of a downgrade of the senior debt ratings of the Corporation or certain subsidiaries. The amount of additional collateral required depends on the contract and is usually a fixed incremental amount and/or the market value of the exposure.
At December 31, 2011, the amount of collateral, calculated based on the terms of the contracts, that the Corporation and certain subsidiaries could be required to post to counterparties but had not yet posted to counterparties was approximately $4.2 billion. That amount includes collateral that could be required to be posted as a result of the downgrades by the rating agencies in 2011.
Some counterparties are able to unilaterally terminate certain contracts, or the Corporation or certain subsidiaries may be required to take other action such as find a suitable replacement or obtain a guarantee. At December 31, 2011, the current liability recorded for these derivative contracts was $947 million, against which the Corporation and certain subsidiaries had posted $1.0 billion of collateral.
In addition, under the terms of certain OTC derivative contracts and other trading agreements, in the event of a further downgrade of the Corporation’s or certain subsidiaries’ credit ratings, counterparties to those agreements may require the Corporation or certain subsidiaries to provide additional collateral, terminate these contracts or agreements, or provide other remedies. At December 31, 2011, if the rating agencies had downgraded their long-term senior debt ratings for the Corporation or certain subsidiaries by one incremental notch, the amount of additional collateral contractually required by derivative contracts and other trading agreements would have been approximately $2.5 billion comprised of $2.1 billion for BANA and approximately $403 million for Merrill Lynch and certain of its subsidiaries. If the agencies had downgraded their long-term senior debt ratings for these entities by a second incremental notch, approximately $2.0 billion in additional collateral comprised of $1.5 billion for BANA and $522 million for Merrill Lynch and certain subsidiaries, would have been required.
Also, if the rating agencies had downgraded their long-term senior debt ratings for the Corporation or certain subsidiaries by one incremental notch, the derivative liability that would be subject to unilateral termination by counterparties as of December 31, 2011 was $2.9 billion, against which $2.7 billion of collateral has been posted. If the rating agencies had downgraded their long-term senior debt ratings for the Corporation and certain subsidiaries by a second incremental notch, the derivative liability that would be subject to unilateral termination by counterparties as of December 31, 2011 was an incremental $5.6 billion, against which $5.4 billion of collateral has been posted.
Derivative Valuation Adjustments
The Corporation records counterparty credit risk valuation adjustments on derivative assets in order to properly reflect the credit quality of the counterparties. These adjustments are necessary as the market quotes on derivatives do not fully reflect the credit risk of the counterparties to the derivative assets. The Corporation considers collateral and legally enforceable master netting agreements that mitigate its credit exposure to each counterparty in determining the counterparty credit risk valuation adjustment. All or a portion of these counterparty credit valuation adjustments are subsequently adjusted due to changes in the value of the derivative contract, collateral and creditworthiness of the counterparties. During 2011 and 2010, credit valuation gains (losses) of $(1.9) billion and $731 million ($(606) million and $(8) million, net of hedges) for counterparty credit risk related to derivative assets were recognized in trading account profits. These credit valuation adjustments were primarily related to the Corporation’s monoline exposure. At December 31, 2011 and 2010, the cumulative counterparty credit risk valuation adjustment reduced the derivative assets balance by $2.8 billion and $6.8 billion.
In addition, the fair value of the Corporation’s or its subsidiaries’ derivative liabilities is adjusted to reflect the impact of the Corporation’s credit quality. During 2011 and 2010, the Corporation recorded DVA gains of $1.4 billion and $331 million ($1.0 billion and $262 million, net of interest rate and foreign exchange hedges) in trading account profits for changes in the Corporation’s or its subsidiaries’ credit risk. At December 31, 2011 and 2010, the Corporation’s cumulative DVA reduced the derivative liabilities balance by $2.4 billion and $1.1 billion.

Securities	12 Months Ended
Dec. 31, 2011
Investments, Debt and Equity Securities [Abstract]
Securities
Securities
The table below presents the amortized cost, gross unrealized gains and losses in accumulated OCI, and fair value of debt and marketable equity securities at December 31, 2011 and 2010.

(Dollars in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities, December 31, 2011
U.S. Treasury and agency securities	$43,433	$242	$(811)	$42,864
Mortgage-backed securities:
Agency	138,073	4,511	(21)	142,563
Agency collateralized mortgage obligations	44,392	774	(167)	44,999
Non-agency residential (1)	14,948	301	(482)	14,767
Non-agency commercial	4,894	629	(1)	5,522
Non-U.S. securities	4,872	62	(14)	4,920
Corporate bonds	2,993	79	(37)	3,035
Other taxable securities, substantially all ABS	12,889	49	(60)	12,878
Total taxable securities	266,494	6,647	(1,593)	271,548
Tax-exempt securities	4,678	15	(90)	4,603
Total available-for-sale debt securities	$271,172	$6,662	$(1,683)	$276,151
Held-to-maturity debt securities (2)	35,265	181	(4)	35,442
Total debt securities	$306,437	$6,843	$(1,687)	$311,593
Available-for-sale marketable equity securities (3)	$65	$10	$(7)	$68
Available-for-sale debt securities, December 31, 2010
U.S. Treasury and agency securities	$49,413	$604	$(912)	$49,105
Mortgage-backed securities:
Agency	190,409	3,048	(2,240)	191,217
Agency collateralized mortgage obligations	36,639	401	(23)	37,017
Non-agency residential (1)	23,458	588	(929)	23,117
Non-agency commercial	6,167	686	(1)	6,852
Non-U.S. securities	4,054	92	(7)	4,139
Corporate bonds	5,157	144	(10)	5,291
Other taxable securities, substantially all ABS	15,514	39	(161)	15,392
Total taxable securities	330,811	5,602	(4,283)	332,130
Tax-exempt securities	5,687	32	(222)	5,497
Total available-for-sale debt securities	$336,498	$5,634	$(4,505)	$337,627
Held-to-maturity debt securities (2)	427	—	—	427
Total debt securities	$336,925	$5,634	$(4,505)	$338,054
Available-for-sale marketable equity securities (3)	$8,650	$10,628	$(13)	$19,265

(1)	At December 31, 2011 and 2010, includes approximately 89 percent and 90 percent prime bonds, nine percent and eight percent Alt-A bonds and two percent subprime bonds.

(2)	Substantially all U.S. agency securities.

(3)	Classified in other assets on the Corporation’s Consolidated Balance Sheet.

At December 31, 2011, the accumulated net unrealized gains on AFS debt securities included in accumulated OCI were $3.1 billion, net of the related income tax expense of $1.9 billion. At December 31, 2011 and 2010, the Corporation had nonperforming AFS debt securities of $140 million and $44 million.
The Corporation recorded OTTI losses on AFS debt securities for 2011 and 2010 as presented in the table below. A debt security is impaired when its fair value is less than its amortized cost. If the Corporation intends or will more-likely-than-not be required to sell the debt securities prior to recovery, the entire impairment is recorded in the Consolidated Statement of Income. For debt securities the Corporation does not intend or will not more-likely-than-not be required to sell, an analysis is performed to determine if any of the impairment is due to credit or whether it is due to other factors (e.g., interest rate). Credit losses are considered unrecoverable and are recorded in the Consolidated Statement of Income with the remaining unrealized losses recorded in accumulated OCI. In certain instances, the credit loss on a debt security may exceed the total impairment, in which case, the portion of the credit loss that exceeds the total impairment is recorded as an unrealized gain in accumulated OCI. Balances in the table below exclude $9 million and $51 million of unrealized gains recorded in accumulated OCI related to these securities for 2011 and 2010.

Net Impairment Losses Recognized in Earnings

	2011
(Dollars in millions)	Non-agency Residential MBS	Non-agency Commercial MBS	Non-U.S. Securities	Corporate Bonds	Other Taxable Securities	Total
Total OTTI losses (unrealized and realized)	$(348)	$(10)	$—	$—	$(2)	$(360)
Unrealized OTTI losses recognized in accumulated OCI	61	—	—	—	—	61
Net impairment losses recognized in earnings	$(287)	$(10)	$—	$—	$(2)	$(299)

	2010
Total OTTI losses (unrealized and realized)	$(1,305)	$(19)	$(276)	$(6)	$(568)	$(2,174)
Unrealized OTTI losses recognized in accumulated OCI	817	15	16	2	357	1,207
Net impairment losses recognized in earnings	$(488)	$(4)	$(260)	$(4)	$(211)	$(967)

	2009
Total OTTI losses (unrealized and realized)	$(2,240)	$(6)	$(360)	$(87)	$(815)	$(3,508)
Unrealized OTTI losses recognized in accumulated OCI	672	—	—	—	—	672
Net impairment losses recognized in earnings	$(1,568)	$(6)	$(360)	$(87)	$(815)	$(2,836)

The Corporation’s net impairment losses recognized in earnings consist of write-downs to fair value on AFS securities the Corporation has the intent to sell or will more-likely-than-not be required to sell and credit losses recognized on AFS and HTM securities the Corporation does not have the intent to sell or will not more-likely-than-not be required to sell. The table below presents a rollforward of credit losses recognized in earnings on AFS debt securities these losses as of December 31, 2011 and 2010 that the Corporation does not have the intent to sell or will not more-likely-than-not be required to sell.

Rollforward of Credit Losses Recognized

(Dollars in millions)	2011	2010
Balance, January 1	$2,148	$3,155
Additions for credit losses recognized on debt securities that had no previous impairment losses	72	487
Additions for credit losses recognized on debt securities that had previously incurred impairment losses	149	421
Reductions for debt securities sold or intended to be sold	(2,059)	(1,915)
Balance, December 31	$310	$2,148

The Corporation estimates the portion of loss attributable to credit using a discounted cash flow model and estimates the expected cash flows of the underlying collateral using internal credit, interest rate and prepayment risk models that incorporate management’s best estimate of current key assumptions such as default rates, loss severity and prepayment rates. Assumptions used can vary widely from loan to loan and are influenced by such factors as loan interest rate, geographical location of the borrower, borrower characteristics and collateral type. The Corporation then determines how the underlying collateral cash flows will be distributed to each security issued from the structure. Expected principal and interest cash flows on an impaired AFS debt security are discounted using the effective yield of each individual impaired AFS debt security.
Significant assumptions used in the valuation of non-agency residential mortgage-backed securities (RMBS) were as follows at December 31, 2011.

Significant Valuation Assumptions

		Range (1)
	Weighted- average	10th Percentile (2)	90th Percentile (2)
Prepayment speed	10%	3%	22%
Loss severity	49	15	62
Life default rate	50	2	100

(1)	Represents the range of inputs/assumptions based upon the underlying collateral.

(2)	The value of a variable below which the indicated percentile of observations will fall.

Additionally, annual constant prepayment speed and loss severity rates are projected considering collateral characteristics such as LTV, creditworthiness of borrowers as measured using FICO scores and geographic concentrations. The weighted-average severity by collateral type was 43 percent for prime bonds, 50 percent for Alt-A bonds and 60 percent for subprime bonds at December 31, 2011. Additionally, default rates are projected by considering collateral characteristics including, but not limited to LTV, FICO and geographic concentration. Weighted-average life default rates by collateral type were 36 percent for prime bonds, 62 percent for Alt-A bonds and 72 percent for subprime bonds at December 31, 2011.

The table below presents the fair value and the associated gross unrealized losses on AFS securities with gross unrealized losses at December 31, 2011 and 2010, and whether these securities have had gross unrealized losses for less than twelve months or for twelve months or longer.

Temporarily impaired and Other-than-temporarily Impaired Securities

	Less than Twelve Months		Twelve Months or Longer		Total
(Dollars in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Temporarily impaired available-for-sale debt securities at December 31, 2011
U.S. Treasury and agency securities	$—	$—	$38,269	$(811)	$38,269	$(811)
Mortgage-backed securities:
Agency	4,679	(13)	474	(8)	5,153	(21)
Agency collateralized mortgage obligations	11,448	(134)	976	(33)	12,424	(167)
Non-agency residential	2,112	(59)	3,950	(350)	6,062	(409)
Non-agency commercial	55	(1)	—	—	55	(1)
Non-U.S. securities	1,008	(13)	165	(1)	1,173	(14)
Corporate bonds	415	(29)	111	(8)	526	(37)
Other taxable securities	4,210	(41)	1,361	(19)	5,571	(60)
Total taxable securities	$23,927	$(290)	$45,306	$(1,230)	$69,233	$(1,520)
Tax-exempt securities	1,117	(25)	2,754	(65)	3,871	(90)
Total temporarily impaired available-for-sale debt securities	25,044	(315)	48,060	(1,295)	73,104	(1,610)
Temporarily impaired available-for-sale marketable equity securities	31	(1)	6	(6)	37	(7)
Total temporarily impaired available-for-sale securities	25,075	(316)	48,066	(1,301)	73,141	(1,617)
Other-than-temporarily impaired available-for-sale debt securities (1)
Non-agency residential mortgage-backed securities	158	(28)	489	(45)	647	(73)
Total temporarily impaired and other-than-temporarily impaired securities (2)	$25,233	$(344)	$48,555	$(1,346)	$73,788	$(1,690)

Temporarily impaired available-for-sale debt securities at December 31, 2010
U.S. Treasury and agency securities	$27,384	$(763)	$2,382	$(149)	$29,766	$(912)
Mortgage-backed securities:
Agency	85,517	(2,240)	—	—	85,517	(2,240)
Agency collateralized mortgage obligations	3,220	(23)	—	—	3,220	(23)
Non-agency residential	6,385	(205)	2,245	(274)	8,630	(479)
Non-agency commercial	47	(1)	—	—	47	(1)
Non-U.S. securities	—	—	70	(7)	70	(7)
Corporate bonds	465	(9)	22	(1)	487	(10)
Other taxable securities	3,414	(38)	46	(7)	3,460	(45)
Total taxable securities	$126,432	$(3,279)	$4,765	$(438)	$131,197	$(3,717)
Tax-exempt securities	2,325	(95)	568	(119)	2,893	(214)
Total temporarily impaired available-for-sale debt securities	128,757	(3,374)	5,333	(557)	134,090	(3,931)
Temporarily impaired available-for-sale marketable equity securities	7	(2)	19	(11)	26	(13)
Total temporarily impaired available-for-sale securities	128,764	(3,376)	5,352	(568)	134,116	(3,944)
Other-than-temporarily impaired available-for-sale debt securities (1)
Mortgage-backed securities:
Non-agency residential	128	(11)	530	(439)	658	(450)
Other taxable securities	—	—	223	(116)	223	(116)
Tax-exempt securities	68	(8)	—	—	68	(8)
Total temporarily impaired and other-than-temporarily impaired securities (2)	$128,960	$(3,395)	$6,105	$(1,123)	$135,065	$(4,518)

(1)	Includes other-than-temporarily impaired AFS debt securities on which a portion of the OTTI loss remains in OCI.

(2)	At December 31, 2011 and 2010, the amortized cost of approximately 3,800 and 8,500 AFS securities exceeded their fair value by $1.7 billion and $4.5 billion.

The amortized cost and fair value of the Corporation’s investment in AFS and held-to-maturity debt securities from FNMA, the Government National Mortgage Association (GNMA), FHLMC and U.S. Treasury securities where the investment exceeded 10 percent of consolidated shareholders’ equity at December 31, 2011 and 2010 are presented in the table below.

Selected Securities Exceeding 10 Percent of Shareholders’ Equity

	December 31
	2011		2010
(Dollars in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Fannie Mae	$87,898	$89,243	$123,662	$123,107
Government National Mortgage Association	102,960	106,200	72,863	74,305
Freddie Mac	26,617	27,129	30,523	30,822
U.S. Treasury securities	39,946	39,164	46,576	46,081

The expected maturity distribution of the Corporation’s MBS and the contractual maturity distribution of the Corporation’s other AFS debt securities, and the yields on the Corporation’s AFS debt securities portfolio at December 31, 2011 are summarized in the table below. Actual maturities may differ from the contractual or expected maturities since borrowers may have the right to prepay obligations with or without prepayment penalties.

Debt Securities Maturities

	December 31, 2011
	Due in One Year or Less		Due after One Year through Five Years		Due after Five Years through Ten Years		Due after Ten Years		Total
(Dollars in millions)	Amount	Yield (1)	Amount	Yield (1)	Amount	Yield (1)	Amount	Yield (1)	Amount	Yield (1)
Amortized cost of AFS debt securities
U.S. Treasury and agency securities	$556	4.90%	$767	5.40%	$2,377	5.30%	$39,733	2.70%	$43,433	2.80%
Mortgage-backed securities:
Agency	24	4.40	54,675	3.30	58,686	3.60	24,688	3.40	138,073	3.50
Agency-collateralized mortgage obligations	57	0.70	35,709	2.50	8,606	3.80	20	1.10	44,392	2.70
Non-agency residential	2,758	4.30	9,900	5.10	1,775	4.70	515	3.30	14,948	4.80
Non-agency commercial	227	4.90	4,484	6.80	64	6.80	119	7.60	4,894	6.80
Non-U.S. securities	2,271	0.50	2,429	4.80	172	2.50	—	—	4,872	4.70
Corporate bonds	586	1.70	1,353	2.10	901	2.40	153	1.20	2,993	2.10
Other taxable securities	2,228	1.20	7,364	1.30	1,811	1.90	1,486	1.10	12,889	1.40
Total taxable securities	8,707	2.37	116,681	3.25	74,392	3.65	66,714	2.93	266,494	3.29
Tax-exempt securities	54	2.40	1,046	1.80	857	2.40	2,721	0.30	4,678	1.04
Total amortized cost of AFS debt securities	$8,761	2.37	$117,727	3.23	$75,249	3.63	$69,435	2.83	$271,172	3.25
Total amortized cost of held-to-maturity debt securities (2)	$9	3.00	$60	2.90	$9,199	2.90	$25,997	3.00	$35,265	3.00
Fair value of AFS debt securities
U.S. Treasury and agency securities	$558		$794		$2,580		$38,932		$42,864
Mortgage-backed securities:
Agency	25		56,084		61,170		25,284		142,563
Agency-collateralized mortgage obligations	58		36,057		8,864		20		44,999
Non-agency residential	2,736		9,851		1,698		482		14,767
Non-agency commercial	229		5,079		72		142		5,522
Non-U.S. securities	2,270		2,476		174		—		4,920
Corporate bonds	590		1,354		945		146		3,035
Other taxable securities	2,228		7,373		1,796		1,481		12,878
Total taxable securities	8,694		119,068		77,299		66,487		271,548
Tax-exempt securities	54		1,040		853		2,656		4,603
Total fair value of AFS debt securities	$8,748		$120,108		$78,152		$69,143		$276,151
Total fair value of held-to-maturity debt securities (2)	$9		$60		$9,243		$26,130		$35,442

(1)
Average yield is computed using the effective yield of each security at the end of the period, weighted based on the amortized cost of each security. The effective yield considers the contractual coupon, amortization of premiums and accretion of discounts and excludes the effect of related hedging derivatives.

(2)	Substantially all U.S. agency securities.

The gross realized gains and losses on sales of AFS debt securities for 2011, 2010 and 2009 are presented in the table below.

Gains and Losses on Sales of AFS Debt Securities

(Dollars in millions)	2011	2010	2009
Gross gains	$3,685	$3,995	$5,047
Gross losses	(311)	(1,469)	(324)
Net gains on sales of AFS debt securities	$3,374	$2,526	$4,723
Income tax expense attributable to realized net gains on sales of AFS debt securities	$1,248	$935	$1,748

Certain Corporate and Strategic Investments
At December 31, 2011 and 2010, the Corporation owned 2.0 billion shares and 25.6 billion shares representing approximately one percent and 10 percent of China Construction Bank Corporation (CCB). During 2011, the Corporation sold shares of CCB and in connection therewith recorded gains of $6.5 billion. Sales restrictions on the remaining 2.0 billion CCB shares continue until August 2013 and accordingly these shares are carried at cost. At December 31, 2011 and 2010, the cost basis of the Corporation’s total investment in CCB was $716 million and $9.2 billion, the carrying value was $716 million and $19.7 billion and the fair value was $1.4 billion and $20.8 billion. This investment is recorded in other assets. Dividend income on this investment is recorded in equity investment income and during 2011 and 2010, the Corporation recorded dividends of $836 million and $535 million from CCB. The strategic assistance agreement between the Corporation and CCB, which includes cooperation in specific business areas, remains in place.
During 2011, the Corporation sold its remaining ownership interest of approximately 13.6 million preferred shares, or seven percent of BlackRock, Inc. The investment was recorded in other assets at cost. In connection with the sale, the Corporation recorded a gain of $377 million.
During 2011, the Corporation recorded $1.1 billion of impairment charges on its investment in a merchant services joint venture. The joint venture had a carrying value of $3.4 billion and $4.7 billion at December 31, 2011 and 2010 with the reduction in carrying value primarily the result of the impairment charges. The impairment charges were based on the ongoing financial performance of the joint venture and updated forecasts of its long-term financial performance. For additional information, see Note 14 – Commitments and Contingencies.

Outstanding Loans and Leases	12 Months Ended
Dec. 31, 2011
Loans and Leases Receivable Disclosure [Abstract]
Outstanding Loans and Leases
Outstanding Loans and Leases
The following tables present total outstanding loans and leases and an aging analysis at December 31, 2011 and 2010.
The Legacy Assets & Servicing portfolio, as shown in the table below, is a separately managed legacy mortgage portfolio. Legacy Assets & Servicing, which was created on January 1, 2011 in connection with the re-alignment of the Consumer Real Estate Services (CRES) business segment, is responsible for servicing loans on its balance sheet and for others including loans held in other business segments and All Other. This includes servicing and managing the runoff and exposures related to selected residential mortgages and home equity loans, including discontinued real estate products, Countrywide PCI loans and certain loans that met a pre-defined delinquency status or probability of default threshold as of January 1, 2011. Since making the determination of the pool of loans to be included in the Legacy Assets & Servicing portfolio, the criteria have not changed for this portfolio; however, the criteria will continue to be evaluated over time.

	December 31, 2011
(Dollars in millions)	30-59 Days Past Due (1)	60-89 Days Past Due (1)	90 Days or More Past Due (2)	Total Past Due 30 Days or More	Total Current or Less Than 30 Days Past Due (3)	Purchased Credit-impaired (4)	Loans Accounted for Under the Fair Value Option	Total Outstandings
Home loans
Core portfolio
Residential mortgage (5)	$2,151	$751	$3,017	$5,919	$172,418	$—		$178,337
Home equity	260	155	429	844	66,211	—		67,055
Legacy Assets & Servicing portfolio
Residential mortgage	3,195	2,174	32,167	37,536	36,451	9,966		83,953
Home equity	845	508	1,735	3,088	42,578	11,978		57,644
Discontinued real estate (6)	65	24	351	440	798	9,857		11,095
Credit card and other consumer
U.S. credit card	981	772	2,070	3,823	98,468	—		102,291
Non-U.S. credit card	148	120	342	610	13,808	—		14,418
Direct/Indirect consumer (7)	805	338	779	1,922	87,791	—		89,713
Other consumer (8)	55	21	17	93	2,595	—		2,688
Total consumer loans	8,505	4,863	40,907	54,275	521,118	31,801		607,194
Consumer loans accounted for under the fair value option (9)							$2,190	2,190
Total consumer	8,505	4,863	40,907	54,275	521,118	31,801	2,190	609,384
Commercial
U.S. commercial	272	83	2,249	2,604	177,344	—		179,948
Commercial real estate (10)	133	44	3,887	4,064	35,532	—		39,596
Commercial lease financing	78	13	40	131	21,858	—		21,989
Non-U.S. commercial	24	—	143	167	55,251	—		55,418
U.S. small business commercial	142	100	331	573	12,678	—		13,251
Total commercial loans	649	240	6,650	7,539	302,663	—		310,202
Commercial loans accounted for under the fair value option (9)							6,614	6,614
Total commercial	649	240	6,650	7,539	302,663	—	6,614	316,816
Total loans and leases	$9,154	$5,103	$47,557	$61,814	$823,781	$31,801	$8,804	$926,200
Percentage of outstandings	0.99%	0.55%	5.13%	6.67%	88.95%	3.43%	0.95%

(1)
Home loans includes $3.6 billion of fully-insured loans, $770 million of nonperforming loans and $119 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.

(2)
Home loans includes $21.2 billion of fully-insured loans and $378 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.

(3)	Home loans includes $1.8 billion of nonperforming loans as all principal and interest are not current or the loans are TDRs that have not demonstrated sustained repayment performance.

(4)	PCI loan amounts are shown gross of the valuation allowance.

(5)	Total outstandings includes non-U.S. residential mortgages of $85 million at December 31, 2011.

(6)	Total outstandings includes $9.9 billion of pay option loans and $1.2 billion of subprime loans at December 31, 2011. The Corporation no longer originates these products.

(7)
Total outstandings includes dealer financial services loans of $43.0 billion, consumer lending loans of $8.0 billion, U.S. securities-based lending margin loans of $23.6 billion, student loans of $6.0 billion, non-U.S. consumer loans of $7.6 billion and other consumer loans of $1.5 billion at December 31, 2011.

(8)	Total outstandings includes consumer finance loans of $1.7 billion, other non-U.S. consumer loans of $929 million and consumer overdrafts of $103 million at December 31, 2011.

(9)
Certain consumer loans are accounted for under the fair value option and include residential mortgage loans of $906 million and discontinued real estate loans of $1.3 billion at December 31, 2011. Certain commercial loans are accounted for under the fair value option and include U.S. commercial loans of $2.2 billion and non-U.S. commercial loans of $4.4 billion at December 31, 2011. See Note 22 – Fair Value Measurements and Note 23 – Fair Value Option for additional information.

(10)	Total outstandings includes U.S. commercial real estate loans of $37.8 billion and non-U.S. commercial real estate loans of $1.8 billion at December 31, 2011.

	December 31, 2010
(Dollars in millions)	30-59 Days Past Due (1)	60-89 Days Past Due (1)	90 Days or More Past Due (2)	Total Past Due 30 Days or More	Total Current or Less Than 30 Days Past Due (3)	Purchased Credit-impaired (4)	Loans Accounted for Under the Fair Value Option	Total Outstandings
Home loans
Core portfolio
Residential mortgage (5)	$1,160	$236	$1,255	$2,651	$164,276	$—		$166,927
Home equity	186	12	105	303	71,216	—		71,519
Legacy Assets & Servicing portfolio
Residential mortgage	3,999	2,879	31,985	38,863	41,591	10,592		91,046
Home equity	1,096	792	2,186	4,074	49,798	12,590		66,462
Discontinued real estate (6)	68	39	419	526	930	11,652		13,108
Credit card and other consumer
U.S. credit card	1,398	1,195	3,320	5,913	107,872	—		113,785
Non-U.S. credit card	439	316	599	1,354	26,111	—		27,465
Direct/Indirect consumer (7)	1,086	522	1,104	2,712	87,596	—		90,308
Other consumer (8)	65	25	50	140	2,690	—		2,830
Total consumer	9,497	6,016	41,023	56,536	552,080	34,834		643,450
Commercial
U.S. commercial	432	222	3,689	4,343	171,241	2		175,586
Commercial real estate (9)	250	70	5,876	6,196	43,036	161		49,393
Commercial lease financing	82	18	135	235	21,707	—		21,942
Non-U.S. commercial	25	2	239	266	31,722	41		32,029
U.S. small business commercial	189	158	529	876	13,843	—		14,719
Total commercial loans	978	470	10,468	11,916	281,549	204		293,669
Commercial loans accounted for under the fair value option (10)							$3,321	3,321
Total commercial	978	470	10,468	11,916	281,549	204	3,321	296,990
Total loans and leases	$10,475	$6,486	$51,491	$68,452	$833,629	$35,038	$3,321	$940,440
Percentage of outstandings	1.11%	0.69%	5.48%	7.28%	88.64%	3.73%	0.35%

(1)
Home loans includes $2.4 billion of fully-insured loans, $818 million of nonperforming loans and $156 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.

(2)
Home loans includes $16.8 billion of fully-insured loans and $372 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.

(3)	Home loans includes $1.1 billion of nonperforming loans as all principal and interest are not current or the loans are TDRs that have not demonstrated sustained repayment performance.

(4)	PCI loan amounts are shown gross of the valuation allowance and exclude $1.6 billion of PCI home loans from the Merrill Lynch acquisition which are included in their appropriate aging categories.

(5)	Total outstandings includes non-U.S. residential mortgages of $90 million at December 31, 2010.

(6)	Total outstandings includes $11.8 billion of pay option loans and $1.3 billion of subprime loans at December 31, 2010. The Corporation no longer originates these products.

(7)
Total outstandings includes dealer financial services loans of $43.3 billion, consumer lending loans of $12.4 billion, U.S. securities-based lending margin loans of $16.6 billion, student loans of $6.8 billion, non-U.S. consumer loans of $8.0 billion and other consumer loans of $3.2 billion at December 31, 2010.

(8)	Total outstandings includes consumer finance loans of $1.9 billion, other non-U.S. consumer loans of $803 million and consumer overdrafts of $88 million at December 31, 2010.

(9)	Total outstandings includes U.S. commercial real estate loans of $46.9 billion and non-U.S. commercial real estate loans of $2.5 billion at December 31, 2010.

(10)
Certain commercial loans are accounted for under the fair value option and include U.S. commercial loans of $1.6 billion, non-U.S. commercial loans of $1.7 billion and commercial real estate loans of $79 million at December 31, 2010. See Note 22 – Fair Value Measurements and Note 23 – Fair Value Option for additional information.

The Corporation mitigates a portion of its credit risk on the residential mortgage portfolio through the use of synthetic securitization vehicles. These vehicles issue long-term notes to investors, the proceeds of which are held as cash collateral. The Corporation pays a premium to the vehicles to purchase mezzanine loss protection on a portfolio of residential mortgages owned by the Corporation. Cash held in the vehicles is used to reimburse the Corporation in the event that losses on the mortgage portfolio exceed 10 basis points (bps) of the original pool balance, up to the remaining amount of purchased loss protection of $783 million and $1.1 billion at December 31, 2011 and 2010. The vehicles from which the Corporation purchases credit protection are VIEs. The Corporation does not have a variable interest in these vehicles. Accordingly, these vehicles are not consolidated by the Corporation. Amounts due from the vehicles are recorded in other income (loss) when the Corporation recognizes a reimbursable loss, as described above. Amounts are collected when reimbursable losses are realized through the sale of the underlying collateral. At December 31, 2011 and 2010, the Corporation had a receivable of $359 million and $722 million from these vehicles for reimbursement of losses, and principal of $23.9 billion and $53.9 billion of residential mortgage loans was referenced under these agreements. The Corporation records an allowance for credit losses on these loans without regard to the existence of the purchased loss protection as the protection does not represent a guarantee of individual loans.
In addition, the Corporation has entered into long-term credit protection agreements with FNMA and FHLMC on principal totaling $23.8 billion and $12.9 billion at December 31, 2011 and 2010, providing full protection on residential mortgage loans that become severely delinquent. All of these loans are individually insured and therefore the Corporation does not record an allowance for credit losses related to these loans.
Nonperforming Loans and Leases
The Credit Quality table presents the Corporation’s nonperforming loans and leases including nonperforming TDRs and loans accruing past due 90 days or more at December 31, 2011 and 2010. Nonperforming loans and leases exclude performing TDRs and loans accounted for under the fair value option. Nonperforming LHFS are excluded from nonperforming loans and leases as they are recorded at either fair value or the lower of cost or fair value. In addition, PCI loans, consumer credit card loans, business card loans and in general consumer loans not secured by real estate, including renegotiated loans, are not considered nonperforming and are therefore excluded from nonperforming loans and leases in the table below. Real estate-secured past due consumer fully-insured loans are reported as performing since the principal repayment is insured. See Note 1 – Summary of Significant Accounting Principles for further information on the criteria for classification as nonperforming.

Credit Quality

	Nonperforming Loans and Leases		Accruing Past Due 90 Days or More
	December 31		December 31
(Dollars in millions)	2011	2010	2011	2010
Home loans
Core portfolio
Residential mortgage (1)	$2,414	$1,510	$883	$16
Home equity	439	107	—	—
Legacy Assets & Servicing portfolio
Residential mortgage (1)	13,556	16,181	20,281	16,752
Home equity	2,014	2,587	—	—
Discontinued real estate	290	331	—	—
Credit card and other consumer
U.S. credit card	n/a	n/a	2,070	3,320
Non-U.S. credit card	n/a	n/a	342	599
Direct/Indirect consumer	40	90	746	1,058
Other consumer	15	48	2	2
Total consumer	18,768	20,854	24,324	21,747
Commercial
U.S. commercial	2,174	3,453	75	236
Commercial real estate	3,880	5,829	7	47
Commercial lease financing	26	117	14	18
Non-U.S. commercial	143	233	—	6
U.S. small business commercial	114	204	216	325
Total commercial	6,337	9,836	312	632
Total consumer and commercial	$25,105	$30,690	$24,636	$22,379

(1)
Residential mortgage loans accruing past due 90 days or more are fully-insured loans. At December 31, 2011 and 2010, residential mortgage includes $17.0 billion and $8.3 billion of loans on which interest has been curtailed by the FHA, and therefore are no longer accruing interest, although principal is still insured, and $4.2 billion and $8.5 billion of loans on which interest is still accruing.

n/a = not applicable

Included in certain loan categories in nonperforming loans and leases in the table above are TDRs that are classified as nonperforming. At December 31, 2011 and 2010, the Corporation had $4.7 billion and $3.0 billion of residential mortgages, $539 million and $535 million of home equity, $97 million and $75 million of discontinued real estate, $531 million and $175 million of U.S. commercial, $1.1 billion and $770 million of commercial real estate and $38 million and $7 million of non-U.S. commercial loans that were TDRs and classified as nonperforming.
Credit Quality Indicators
The Corporation monitors credit quality within its three portfolio segments based on primary credit quality indicators. For more information on the portfolio segments, see Note 1 – Summary of Significant Accounting Principles. Within the home loans portfolio segment, the primary credit quality indicators are refreshed LTV and refreshed FICO score. Refreshed LTV measures the carrying value of the loan as a percentage of the value of property securing the loan, refreshed quarterly. Home equity loans are evaluated using CLTV which measures the carrying value of the combined loans that have liens against the property and the available line of credit as a percentage of the appraised value of the property securing the loan, refreshed quarterly. Refreshed FICO score measures the creditworthiness of the borrower based on the financial obligations of the borrower and the borrower’s credit history. At a minimum, FICO scores are refreshed quarterly, and in many cases, more frequently. Refreshed FICO score is also a primary credit quality indicator for the credit card and other consumer portfolio segment and the business card portfolio within U.S. small business commercial. The Corporation’s commercial loans are evaluated using the internal classifications of pass rated or reservable criticized as the primary credit quality indicators. The term reservable criticized refers to those commercial loans that are internally classified or listed by the Corporation as Special Mention, Substandard or Doubtful, which are asset categories defined by regulatory authorities. These assets have an elevated level of risk and may have a high probability of default or total loss. Pass rated refers to all loans not considered reservable criticized. In addition to these primary credit quality indicators, the Corporation uses other credit quality indicators for certain types of loans.

The following tables present certain credit quality indicators for the Corporation’s home loans, credit card and other consumer loans, and commercial loan portfolio segments, by class of financing receivables, at December 31, 2011 and 2010.

Home Loans - Credit Quality Indicators (1)

	December 31, 2011
(Dollars in millions)	Core Portfolio Residential Mortgage (2)	Legacy Assets & Servicing Residential Mortgage (2)	Countrywide Residential Mortgage PCI	Core Portfolio Home Equity (2)	Legacy Assets & Servicing Home Equity (2)	Countrywide Home Equity PCI	Legacy Assets & Servicing Discontinued Real Estate (2)		Countrywide Discontinued Real Estate PCI
Refreshed LTV (3)
Less than 90 percent	$80,032	$20,450	$3,821	$46,646	$17,354	$2,253	$895		$5,953
Greater than 90 percent but less than 100 percent	11,838	5,847	1,468	6,988	4,995	1,077	122		1,191
Greater than 100 percent	17,673	22,630	4,677	13,421	23,317	8,648	221		2,713
Fully-insured loans (4)	68,794	25,060	—	—	—	—	—		—
Total home loans	$178,337	$73,987	$9,966	$67,055	$45,666	$11,978	$1,238	—	$9,857
Refreshed FICO score
Less than 620	$7,020	$17,337	$3,749	$4,148	$8,990	$3,203	$548		$5,968
Greater than or equal to 620	102,523	31,590	6,217	62,907	36,676	8,775	690		3,889
Fully-insured loans (4)	68,794	25,060	—	—	—	—	—		—
Total home loans	$178,337	$73,987	$9,966	$67,055	$45,666	$11,978	$1,238		$9,857

(1)	Excludes $2.2 billion of loans accounted for under the fair value option.

(2)	Excludes Countrywide PCI loans.

(3)	Refreshed LTV percentages for PCI loans are calculated using the carrying value gross of the related valuation allowance.

(4)	Credit quality indicators are not reported for fully-insured loans as principal repayment is insured.

Credit Card and Other Consumer - Credit Quality Indicators

	December 31, 2011
(Dollars in millions)	U.S. Credit Card	Non-U.S. Credit Card	Direct/Indirect Consumer	Other Consumer (1)
Refreshed FICO score
Less than 620	$8,172	$—	$3,325	$802
Greater than or equal to 620	94,119	—	46,981	854
Other internal credit metrics (2, 3, 4)	—	14,418	39,407	1,032
Total credit card and other consumer	$102,291	$14,418	$89,713	$2,688

(1)	96 percent of the other consumer portfolio was associated with portfolios from certain consumer finance businesses that the Corporation previously exited.

(2)	Other internal credit metrics may include delinquency status, geography or other factors.

(3)
Direct/indirect consumer includes $31.1 billion of securities-based lending which is overcollateralized and therefore has minimal credit risk and $6.0 billion of loans the Corporation no longer originates.

(4)
Non-U.S. credit card represents the select European countries’ credit card portfolios which are evaluated using internal credit metrics, including delinquency status. At December 31, 2011, 96 percent of this portfolio was current or less than 30 days past due, two percent was 30-89 days past due and two percent was 90 days or more past due.

Commercial - Credit Quality Indicators (1)

	December 31, 2011
(Dollars in millions)	U.S. Commercial	Commercial Real Estate	Commercial Lease Financing	Non-U.S. Commercial	U.S. Small Business Commercial (2)
Risk Ratings
Pass rated	$169,599	$28,602	$20,850	$53,945	$2,392
Reservable criticized	10,349	10,994	1,139	1,473	836
Refreshed FICO score (3)
Less than 620					562
Greater than or equal to 620					4,674
Other internal credit metrics (3, 4)					4,787
Total commercial credit	$179,948	$39,596	$21,989	$55,418	$13,251

(1)	Excludes $6.6 billion of loans accounted for under the fair value option.

(2)
U.S. small business commercial includes $491 million of criticized business card and small business loans which are evaluated using FICO scores or internal credit metrics, including delinquency status, rather than risk ratings. At December 31, 2011, 97 percent of the balances where internal credit metrics are used were current or less than 30 days past due.

(3)	Refreshed FICO score and other internal credit metrics are applicable only to the U.S. small business commercial portfolio.

(4)	Other internal credit metrics may include delinquency status, application scores, geography or other factors.

Home Loans - Credit Quality Indicators

	December 31, 2010
(Dollars in millions)	Core Portfolio Residential Mortgage (1)	Legacy Assets & Servicing Residential Mortgage (1)	Countrywide Residential Mortgage PCI	Core Portfolio Home Equity (1)	Legacy Assets & Servicing Home Equity (1)	Countrywide Hone Equity PCI	Legacy Assets & Servicing Discontinued Real Estate (1)		Countrywide Discontinued Real Estate PCI
Refreshed LTV (2)
Less than 90 percent	$95,874	$21,357	$3,710	$51,555	$22,125	$2,313	$1,033		$6,713
Greater than 90 percent but less than 100 percent	11,581	8,234	1,664	7,534	6,504	1,215	155		1,319
Greater than 100 percent	14,047	29,043	5,218	12,430	25,243	9,062	268		3,620
Fully-insured loans (3)	45,425	21,820	—	—	—	—	—		—
Total home loans	$166,927	$80,454	$10,592	$71,519	$53,872	$12,590	$1,456	—	$11,652
Refreshed FICO score
Less than 620	$5,193	$22,126	$4,016	$3,932	$11,562	$3,206	$663		$7,168
Greater than or equal to 620	116,309	36,508	6,576	67,587	42,310	9,384	793		4,484
Fully-insured loans (3)	45,425	21,820	—	—	—	—	—		—
Total home loans	$166,927	$80,454	$10,592	$71,519	$53,872	$12,590	$1,456	—	$11,652

(1)	Excludes Countrywide PCI loans.

(2)	Refreshed LTV percentages for PCI loans are calculated using the carrying value gross of the related valuation allowance.

(3)	Credit quality indicators are not reported for fully-insured loans as principal repayment is insured.

Credit Card and Other Consumer - Credit Quality Indicators

	December 31, 2010
(Dollars in millions)	U.S. Credit Card	Non-U.S. Credit Card	Direct/Indirect Consumer	Other Consumer (1)
Refreshed FICO score
Less than 620	$14,159	$631	$6,748	$979
Greater than or equal to 620	99,626	7,528	48,209	961
Other internal credit metrics (2, 3, 4)	—	19,306	35,351	890
Total credit card and other consumer	$113,785	$27,465	$90,308	$2,830

(1)	96 percent of the other consumer portfolio was associated with portfolios from certain consumer finance businesses that the Corporation previously exited.

(2)	Other internal credit metrics may include delinquency status, geography or other factors.

(3)
Direct/indirect consumer includes $24.0 billion of securities-based lending which is overcollateralized and therefore has minimal credit risk and $7.4 billion of loans the Corporation no longer originates.

(4)
Non-U.S. credit card represents the select European countries’ credit card portfolios and a portion of the Canadian credit card portfolio which are evaluated using internal credit metrics, including delinquency status. At December 31, 2010, 95 percent of this portfolio was current or less than 30 days past due, three percent was 30-89 days past due and two percent was 90 days past due or more.

Commercial - Credit Quality Indicators (1)

	December 31, 2010
(Dollars in millions)	U.S. Commercial	Commercial Real Estate	Commercial Lease Financing	Non-U.S. Commercial	U.S. Small Business Commercial (2)
Risk Ratings
Pass rated	$160,154	$29,757	$20,754	$30,180	$3,139
Reservable criticized	15,432	19,636	1,188	1,849	988
Refreshed FICO score (3)
Less than 620					888
Greater than or equal to 620					5,083
Other internal credit metrics (3, 4)					4,621
Total commercial credit	$175,586	$49,393	$21,942	$32,029	$14,719

(1)	Includes $204 million of PCI loans in the commercial portfolio segment and excludes $3.3 billion of loans accounted for under the fair value option.

(2)
U.S. small business commercial includes $690 million of criticized business card and small business loans which are evaluated using FICO scores or internal credit metrics, including delinquency status, rather than risk ratings. At December 31, 2010, 95 percent of the balances where internal credit metrics are used were current or less than 30 days past due.

(3)	Refreshed FICO score and other internal credit metrics are applicable only to the U.S. small business commercial portfolio.

(4)	Other internal credit metrics may include delinquency status, application scores, geography or other factors.
Impaired Loans and Troubled Debt Restructurings
A loan is considered impaired when, based on current information, it is probable that the Corporation will be unable to collect all amounts due from the borrower in accordance with the contractual terms of the loan. Impaired loans include nonperforming commercial loans, all TDRs, and the renegotiated credit card and other consumer TDR portfolio (the renegotiated credit card and other consumer TDR portfolio, collectively, the renegotiated TDR portfolio). Impaired loans exclude nonperforming consumer loans and nonperforming commercial leases unless they are classified as TDRs. Loans accounted for under the fair value option are also excluded. PCI loans are excluded and reported separately on page 45.
Home Loans
Impaired home loans within the home loans portfolio segment consist entirely of TDRs. Excluding PCI loans, substantially all modifications of home loans meet the definition of TDRs. Modifications of home loans are done in accordance with the government’s Making Home Affordable Program (modifications under government programs) or the Corporation’s proprietary programs (modifications under proprietary programs). These modifications are considered to be TDRs if concessions have been granted to borrowers experiencing financial difficulties. Concessions may include reductions in interest rates, capitalization of past due amounts, principal and/or interest forbearance, payment extensions, principal and/or interest forgiveness or combinations thereof.
Prior to permanently modifying a loan, the Corporation may enter into trial modifications with certain borrowers under both government and proprietary programs. Trial modifications generally represent a three- to four-month period during which the borrower makes monthly payments under the anticipated modified payment terms. Upon successful completion of the trial period, the Corporation and the borrower enter into a permanent modification. In accordance with new accounting guidance effective in 2011, a loan is classified as a TDR when a binding offer is extended to borrowers to enter into a trial modification. At December 31, 2011, the Corporation classified as TDRs $2.6 billion of home loans that were participating in or had been offered a binding trial modification. These home loans TDRs had an aggregate allowance of $154 million at December 31, 2011. Approximately 55 percent of all loans that entered into a trial modification during 2011 became permanent modifications as of December 31, 2011.
In accordance with applicable accounting guidance, home loans are not classified as impaired loans unless they have been designated as a TDR. Once such a loan has been designated as a TDR, it is then individually assessed for impairment. Home loan TDRs are measured primarily based on the net present value of the estimated cash flows discounted at the loan’s original effective interest rate. If the carrying value of a TDR exceeds this amount, a specific allowance is recorded as a component of the allowance for loan and lease losses. Alternatively, home loan TDRs that are considered to be dependent solely on the collateral for repayment (e.g., due to the lack of income verification) are measured based on the estimated fair value of the collateral and a charge-off is recorded if the carrying value exceeds the fair value of the collateral. Home loans that reached 180 days past due prior to modification would have been charged-off to their net realizable value before they were modified as TDRs in accordance with established policy. Therefore, the modification of home loans that are 180 or more days past due as TDRs does not have an impact on the allowance for credit losses nor are additional charge-offs required at the time of modification. Subsequent declines in the fair value of the collateral after a loan has reached 180 days past due are recorded as charge-offs. Fully-insured loans are protected against principal loss, and therefore, the Corporation does not record an allowance for credit losses on the outstanding principal balance, even after they have been modified in a TDR.
The net present value of the estimated cash flows is based on model-driven estimates of projected payments, prepayments, defaults and loss-given-default (LGD). Using statistical modeling methodologies, the Corporation estimates the probability that a loan will default prior to maturity based on the attributes of each loan. The factors that are most relevant to the probability of default are the refreshed LTV or in the case of a subordinated lien, refreshed CLTV, borrower credit score, months since origination (i.e., vintage) and geography. Each of these factors is further broken down by present collection status (whether the loan is current, delinquent, in default or in bankruptcy). Severity (or LGD) is estimated based on the refreshed LTV for the first mortgages or CLTV for subordinated liens. The estimates are based on the Corporation’s historical experience, but are adjusted to reflect an assessment of environmental factors that may not be reflected in the historical data, such as changes in real estate values, local and national economies, underwriting standards and the regulatory environment. The probability of default models also incorporate recent experience with modification programs, a loan’s default history prior to modification and the change in borrower payments post-modification.
At December 31, 2011 and 2010, remaining commitments to lend additional funds to debtors whose terms have been modified in a home loan TDR were immaterial. Home loan foreclosed properties totaled $2.0 billion and $1.2 billion at December 31, 2011 and 2010.

The table below presents impaired loans in the Corporation’s home loans portfolio segment at December 31, 2011 and 2010. The impaired home loans table below includes primarily loans managed by Legacy Assets & Servicing. Certain impaired home loans do not have a related allowance as the current valuation of these impaired loans exceeded the carrying value.

Impaired Loans – Home Loans

	December 31, 2011			2011
(Dollars in millions)	Unpaid Principal Balance	Carrying Value	Related Allowance	Average Carrying Value	Interest Income Recognized (1)
With no recorded allowance
Residential mortgage	$10,907	$8,168	n/a	$6,285	$233
Home equity	1,747	479	n/a	442	23
Discontinued real estate	421	240	n/a	222	8
With an allowance recorded
Residential mortgage	$12,296	$11,119	$1,295	$9,379	$319
Home equity	1,551	1,297	622	1,357	34
Discontinued real estate	213	159	29	173	6
Total
Residential mortgage	$23,203	$19,287	$1,295	$15,664	$552
Home equity	3,298	1,776	622	1,799	57
Discontinued real estate	634	399	29	395	14

	December 31, 2010			2010
With no recorded allowance
Residential mortgage	$5,493	$4,382	n/a	$4,429	$184
Home equity	1,411	437	n/a	493	21
Discontinued real estate	361	218	n/a	219	8
With an allowance recorded
Residential mortgage	$8,593	$7,406	$1,154	$5,226	$196
Home equity	1,521	1,284	676	1,509	23
Discontinued real estate	247	177	41	170	7
Total
Residential mortgage	$14,086	$11,788	$1,154	$9,655	$380
Home equity	2,932	1,721	676	2,002	44
Discontinued real estate	608	395	41	389	15

(1)
Interest income recognized includes interest accrued and collected on the outstanding balances of accruing impaired loans as well as interest cash collections on nonaccruing impaired loans for which the ultimate collectability of principal is not uncertain.

n/a = not applicable

The table below presents the December 31, 2011 unpaid principal balance, carrying value, and average pre- and post-modification interest rates of home loans that were modified in TDRs during 2011, along with net charge-offs that were recorded during 2011. The table below consists primarily of TDRs managed by Legacy Assets & Servicing.

Home Loans - TDRs Entered into During 2011

	December 31, 2011		2011
(Dollars in millions)	Unpaid Principal Balance	Carrying Value	Pre-modification Interest Rate	Post-modification Interest Rate	Net Charge-offs
Residential mortgage	$10,293	$8,872	6.03%	5.28%	$188
Home equity	899	480	7.05	5.79	184
Discontinued real estate	89	59	7.42	5.94	3
Total	$11,281	$9,411	6.12	5.33	$375

The table below presents the December 31, 2011 carrying value for home loans which were modified in a TDR during 2011. The table below consists primarily of TDRs managed by Legacy Assets & Servicing.

Home Loans - Modification Programs

	TDRs Entered into During 2011
(Dollars in millions)	Residential Mortgage	Home Equity	Discontinued Real Estate	Total Carrying Value
Modifications under government programs
Contractual interest rate reduction	$969	$181	$9	$1,159
Principal and/or interest forbearance	179	36	2	217
Other modifications (1)	18	3	—	21
Total modifications under government programs	1,166	220	11	1,397

Modifications under proprietary programs
Contractual interest rate reduction	3,441	83	20	3,544
Capitalization of past due amounts	381	1	2	384
Principal and/or interest forbearance	845	47	7	899
Other modifications (1)	405	33	1	439
Total modifications under proprietary programs	5,072	164	30	5,266
Trial modifications (2)	2,634	96	18	2,748
Total modifications	$8,872	$480	$59	$9,411

(1)	Includes other modifications such as term or payment extensions and repayment plans.

(2)	Includes $187 million of trial modifications that were considered TDRs prior to the application of new accounting guidance that was effective in 2011.

The table below presents the carrying value of loans that entered into payment default during 2011 and that were modified in a TDR during the 12 months preceding payment default. A payment default for home loan TDRs is recognized when a borrower has missed three monthly payments (not necessarily consecutively) since modification. Payment default on trial modification where the borrower has not yet met the terms of the agreement are included in the table below if the borrower is 90 days or more past due three months after the offer to modify is made.

Home Loans - Payment Default

	2011
(Dollars in millions)	Residential Mortgage	Home Equity	Discontinued Real Estate	Total Carrying Value
Modifications under government programs	$348	$1	$2	$351
Modifications under proprietary programs	2,068	42	11	2,121
Trial modifications	1,011	15	5	1,031
Total modifications	$3,427	$58	$18	$3,503

Credit Card and Other Consumer
The credit card and other consumer portfolio segment includes impaired loans that have been modified as a TDR. The Corporation seeks to assist customers that are experiencing financial difficulty by modifying loans while ensuring compliance with federal laws and guidelines. Substantially all of the Corporation’s credit card and other consumer loan modifications involve reducing the interest rate on the account and placing the customer on a fixed payment plan not exceeding 60 months, all of which are considered TDRs. In all cases, the customer’s available line of credit is canceled. The Corporation makes loan modifications directly with borrowers for debt held only by the Corporation (internal programs). Additionally, the Corporation makes loan modifications for borrowers working with third-party renegotiation agencies which provide solutions to customers’ entire unsecured debt structures (external programs).
All credit card and other consumer loans not secured by real estate, including modified loans, remain on accrual status until the loan is either charged-off or paid in full. The allowance for impaired credit card loans is based on the present value of projected cash flows discounted using the portfolio’s average contractual interest rate, excluding promotionally priced loans, in effect prior to restructuring. Prior to modification, credit card and other consumer loans are included in homogeneous pools which are collectively evaluated for impairment. For these portfolios, loss forecast models are utilized that consider a variety of factors including but not limited to historical loss experience, delinquencies, economic trends and credit scores.

The table below provides information on the Corporation’s renegotiated TDR portfolio. At December 31, 2011 and 2010, the renegotiated TDR portfolio was considered impaired and had a related allowance as shown in the table below.

Impaired Loans – Credit Card and Other Consumer – Renegotiated TDRs

	December 31, 2011			2011
(Dollars in millions)	Unpaid Principal Balance	Carrying Value (1)	Related Allowance	Average Carrying Value	Interest Income Recognized (2)
With an allowance recorded
U.S. credit card	$5,272	$5,305	$1,570	$7,211	$433
Non-U.S. credit card	588	597	435	759	6
Direct/Indirect consumer	1,193	1,198	405	1,582	85

	December 31, 2010			2010
With an allowance recorded
U.S. credit card	$8,680	$8,766	$3,458	$10,549	$621
Non-U.S. credit card	778	797	506	973	21
Direct/Indirect consumer	1,846	1,858	822	2,126	111

(1)	Includes accrued interest and fees.

(2)
Interest income recognized includes interest accrued and collected on the outstanding balances of accruing impaired loans as well as interest cash collections on nonaccruing impaired loans for which the ultimate collectability of principal is not uncertain.

The table below provides information on the Corporation’s primary modification programs for the renegotiated TDR portfolio at December 31, 2011 and 2010.

Credit Card and Other Consumer – Renegotiated TDR Portfolio by Program Type

	Internal Programs		External Programs		Other (1)		Total		Percent of Balances Current or Less Than 30 Days Past Due
	December 31		December 31		December 31		December 31		December 31
(Dollars in millions)	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
U.S. credit card	$3,788	$6,592	$1,436	$1,927	$81	$247	$5,305	$8,766	78.97%	77.66%
Non-U.S. credit card	218	282	113	176	266	339	597	797	54.02	58.86
Direct/Indirect consumer	784	1,222	392	531	22	105	1,198	1,858	80.01	78.81
Total renegotiated TDR loans	$4,790	$8,096	$1,941	$2,634	$369	$691	$7,100	$11,421	77.05	76.51

(1)	Other programs include ineligible U.K. credit card and other consumer loans.

At December 31, 2011 and 2010, the Corporation had a renegotiated TDR portfolio of $7.1 billion and $11.4 billion of which $5.5 billion was current or less than 30 days past due under the modified terms at December 31, 2011. The renegotiated TDR portfolio is excluded from nonperforming loans as the Corporation generally does not classify consumer loans not secured by real estate as nonperforming. Instead, these loans are charged off no later than the end of the month in which the loan becomes 180 days past due.
The table below provides information on the Corporation’s renegotiated TDR portfolio including the unpaid principal balance and carrying value of loans that were modified in TDRs during 2011, along with charge-offs that were recorded during 2011. The table also presents the average pre- and post-modification interest rate.

Credit Card and Other Consumer – Renegotiated TDRs Entered into During 2011

	December 31, 2011		2011
(Dollars in millions)	Unpaid Principal Balance	Carrying Value (1)	Pre-modification Interest Rate	Post-modification Interest Rate	Net Charge-offs
U.S. credit card	$890	$902	19.04%	6.16%	$44
Non-U.S. credit card	305	322	26.32	1.04	126
Direct/Indirect consumer	198	199	15.63	5.22	10
Total	$1,393	$1,423	20.20	4.87	$180

(1)	Includes accrued interest and fees.
The table below provides information on the Corporation’s primary modification programs for the renegotiated TDR portfolio for loans that were modified in TDRs during 2011.

Credit Card and Other Consumer – Renegotiated TDRs by Program Type

	Renegotiated TDRs Entered into During 2011
	December 31, 2011
(Dollars in millions)	Internal Programs	External Programs	Other	Total
U.S. credit card	$492	$407	$3	$902
Non-U.S. credit card	163	158	1	322
Direct/Indirect consumer	112	87	—	199
Total renegotiated TDR loans	$767	$652	$4	$1,423

Credit card and other consumer loans are deemed to be in payment default during the quarter in which a borrower misses the second of two consecutive payments. Payment defaults are one of the factors considered when projecting future cash flows in the calculation of the allowance for loan losses for impaired credit card and other consumer loans. Loans that entered into payment default during 2011 and that had been modified in a TDR during the 12 months preceding payment default were $863 million for U.S. credit card, $409 million for non-U.S. credit card and $180 million for direct/indirect consumer.
Commercial Loans
Impaired commercial loans, which include nonperforming loans and TDRs (both performing and nonperforming) are primarily measured based on the present value of payments expected to be received, discounted at the loan’s original effective interest rate. Commercial impaired loans may also be measured based on observable market prices or, for loans that are solely dependent on the collateral for repayment, the estimated fair value of collateral less estimated costs to sell. If the carrying value of a loan exceeds this amount, a specific allowance is recorded as a component of the allowance for loan and lease losses.
Modifications of loans to commercial borrowers that are experiencing financial difficulty are designed to reduce the Corporation’s loss exposure while providing the borrower with an opportunity to work through financial difficulties, often to avoid foreclosure or bankruptcy. Each modification is unique and reflects the individual circumstances of the borrower. Modifications that result in a TDR may include extensions of maturity at a concessionary (below market) rate of interest, payment forbearances or other actions designed to benefit the customer while mitigating the Corporation’s risk exposure. Reductions in interest rates are rare. Instead, the interest rates are typically increased, although the increased rate may not represent a market rate of interest. Infrequently, concessions may also include principal forgiveness in connection with foreclosure, short sale or other settlement agreements leading to termination or sale of the loan.
At the time of restructuring, the loans are remeasured to reflect the impact, if any, on projected cash flows, observable market prices or collateral value resulting from the modified terms. If there was no forgiveness of principal and the interest rate was not decreased, the modification may have little or no impact on the allowance established for the loan. If a portion of the loan is deemed to be uncollectible, a charge-off may be recorded at the time of restructuring. Alternatively, a charge-off may have already been recorded in a previous period such that no charge-off is required at the time of modification.
At December 31, 2011 and 2010, remaining commitments to lend additional funds to debtors whose terms have been modified in a commercial loan TDR were immaterial. Commercial foreclosed properties totaled $612 million and $725 million at December 31, 2011 and 2010.

The table below presents impaired loans in the Corporation’s commercial loan portfolio at December 31, 2011 and 2010. Certain impaired commercial loans do not have a related allowance as the valuation of these impaired loans exceeded the carrying value, which is net of previously recorded charge-offs.

Impaired Loans – Commercial

	December 31, 2011			2011
(Dollars in millions)	Unpaid Principal Balance	Carrying Value	Related Allowance	Average Carrying Value	Interest Income Recognized (1)
With no recorded allowance
U.S. commercial	$1,482	$985	n/a	$774	$7
Commercial real estate	2,587	2,095	n/a	1,994	7
Non-U.S. commercial	216	101	n/a	101	—
U.S. small business commercial (2)	—	—	n/a	—	—
With an allowance recorded
U.S. commercial	$2,654	$1,987	$232	$2,422	$13
Commercial real estate	3,329	2,384	135	3,309	19
Non-U.S. commercial	308	58	6	76	3
U.S. small business commercial (2)	531	503	172	666	23
Total
U.S. commercial	$4,136	$2,972	$232	$3,196	$20
Commercial real estate	5,916	4,479	135	5,303	26
Non-U.S. commercial	524	159	6	177	3
U.S. small business commercial (2)	531	503	172	666	23

	December 31, 2010			2010
With no recorded allowance
U.S. commercial	$968	$441	n/a	$547	$3
Commercial real estate	2,655	1,771	n/a	1,736	8
Non-U.S. commercial	46	28	n/a	9	—
U.S. small business commercial (2)	—	—	n/a	—	—
With an allowance recorded
U.S. commercial	$3,891	$3,193	$336	$3,389	$36
Commercial real estate	5,682	4,103	208	4,813	29
Non-U.S. commercial	572	217	91	190	—
U.S. small business commercial (2)	935	892	445	1,028	34
Total
U.S. commercial	$4,859	$3,634	$336	$3,936	$39
Commercial real estate	8,337	5,874	208	6,549	37
Non-U.S. commercial	618	245	91	199	—
U.S. small business commercial (2)	935	892	445	1,028	34

(1)
Interest income recognized includes interest accrued and collected on the outstanding balances of accruing impaired loans as well as interest cash collections on nonaccruing impaired loans for which the ultimate collectability of principal is not uncertain.

(2)	Includes U.S. small business commercial renegotiated TDR loans and related allowance.
n/a = not applicable

The Commercial table below presents the December 31, 2011 unpaid principal balance and carrying value of commercial loans that were modified as TDRs during 2011, along with charge-offs that were recorded during 2011. As a result of the retrospective application of new accounting guidance on TDRs, the Corporation classified as TDRs $1.1 billion of commercial loan modifications. See Note 1 – Summary of Significant Accounting Principles for additional information.

Commercial - TDRs Entered into During 2011

	December 31, 2011		2011
(Dollars in millions)	Unpaid Principal Balance	Carrying Value	Net Charge-offs
U.S. commercial	$1,381	$1,211	$74
Commercial real estate	1,604	1,333	152
Non-U.S. commercial	44	44	—
U.S. small business commercial	58	59	10
Total	$3,087	$2,647	$236

A commercial TDR is generally deemed to be in payment default when the loan is 90 days or more past due, including delinquencies that were not resolved as part of the modification. U.S. small business commercial TDRs are deemed to be in payment default during the quarter in which a borrower misses the second of two consecutive payments. Payment defaults are one of the factors considered when projecting future cash flows, along with observable market prices or fair value of collateral when measuring the allowance for loan losses. TDRs that were in payment default at December 31, 2011 had a carrying value of $164 million for U.S. commercial, $446 million for commercial real estate and $68 million for U.S. small business commercial.
Purchased Credit-impaired Loans
PCI loans are acquired loans with evidence of credit quality deterioration since origination for which it is probable at purchase date that the Corporation will be unable to collect all contractually required payments. PCI loans are pooled based on similar characteristics and evaluated for impairment on a pool basis. The Corporation estimates impairment on its PCI loan portfolio in accordance with applicable accounting guidance on contingencies which involves estimating the expected cash flows of each pool using internal credit risk, interest rate and prepayment risk models. The key assumptions used in the models include the Corporation’s estimate of default rates, loss severity and prepayment speeds. The carrying value and valuation allowance for Countrywide consumer PCI loans are presented together with the allowance for loan and lease losses. See Note 7 – Allowance for Credit Losses for additional information.
The table below shows activity for the accretable yield on Countrywide consumer PCI loans. The $912 million reclassification from nonaccretable difference during 2011 is primarily due to an increase in the expected life of the PCI loans. The reclassification did not increase the annual yield but, as a result of estimated slower prepayment speeds, added additional interest periods to the expected cash flows.

Rollforward of Accretable Yield

(Dollars in millions)
Accretable yield, January 1, 2010	$7,317
Accretion	(1,704)
Disposals/transfers	(124)
Reclassifications to nonaccretable difference	(8)
Accretable yield, December 31, 2010	5,481
Accretion	(1,285)
Disposals/transfers	(118)
Reclassifications from nonaccretable difference	912
Accretable yield, December 31, 2011	$4,990

Loans Held-for-Sale
The Corporation had LHFS of $13.8 billion and $35.1 billion at December 31, 2011 and 2010. Proceeds from sales, securitizations and paydowns of LHFS were $147.5 billion, $281.7 billion and $365.1 billion for 2011, 2010 and 2009. Proceeds used for originations and purchases of LHFS were $118.2 billion, $263.0 billion and $369.4 billion for 2011, 2010 and 2009.

Allowance for Credit Losses	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Allowance for Credit Losses
Allowance for Credit Losses
The table below summarizes the changes in the allowance for credit losses for 2011, 2010 and 2009.

	2011
(Dollars in millions)	Home Loans	Credit Card and Other Consumer	Commercial	Total Allowance
Allowance for loan and lease losses, January 1	$19,252	$15,463	$7,170	$41,885
Loans and leases charged off	(9,291)	(12,247)	(3,204)	(24,742)
Recoveries of loans and leases previously charged off	894	2,124	891	3,909
Net charge-offs	(8,397)	(10,123)	(2,313)	(20,833)
Provision for loan and lease losses	10,300	4,025	(696)	13,629
Other	(76)	(796)	(26)	(898)
Allowance for loan and lease losses, December 31	21,079	8,569	4,135	33,783
Reserve for unfunded lending commitments, January 1	—	—	1,188	1,188
Provision for unfunded lending commitments	—	—	(219)	(219)
Other	—	—	(255)	(255)
Reserve for unfunded lending commitments, December 31	—	—	714	714
Allowance for credit losses, December 31	$21,079	$8,569	$4,849	$34,497

	2010
	Home Loans	Credit Card and Other Consumer	Commercial	Total Allowance
				2010	2009
Allowance for loan and lease losses, January 1 (1)	$16,329	$22,243	$9,416	$47,988	$23,071
Loans and leases charged off	(10,915)	(20,865)	(5,610)	(37,390)	(35,483)
Recoveries of loans and leases previously charged off	396	2,034	626	3,056	1,795
Net charge-offs	(10,519)	(18,831)	(4,984)	(34,334)	(33,688)
Provision for loan and lease losses	13,335	12,115	2,745	28,195	48,366
Other	107	(64)	(7)	36	(549)
Allowance for loan and lease losses, December 31	19,252	15,463	7,170	41,885	37,200
Reserve for unfunded lending commitments, January 1	—	—	1,487	1,487	421
Provision for unfunded lending commitments	—	—	240	240	204
Other	—	—	(539)	(539)	862
Reserve for unfunded lending commitments, December 31	—	—	1,188	1,188	1,487
Allowance for credit losses, December 31	$19,252	$15,463	$8,358	$43,073	$38,687

(1)
The 2010 balance includes $10.8 billion of allowance for loan and lease losses related to the adoption of new consolidation guidance. This includes $573 million for the home loans portfolio segment and $10.2 billion for the credit card and other consumer portfolio segment.

In 2011, for the PCI loan portfolio, the Corporation recorded $2.2 billion in provision for credit losses with a corresponding increase in the valuation allowance included as part of the allowance for loan and lease losses. This compared to $2.2 billion in 2010 and $3.5 billion in 2009. PCI loans that were acquired as part of the Merrill Lynch acquisition were excluded from current period PCI disclosures as the valuation allowance associated with these loans is no longer significant. The valuation allowance associated with the PCI loan portfolio was $8.5 billion, $6.4 billion and $3.9 billion at December 31, 2011, 2010 and 2009, respectively.
The “other” amount under allowance for loan and lease losses for 2011 includes a $449 million reduction in the allowance for loan and lease losses related to Canadian consumer card loans that were transferred to LHFS. The 2009 “other” amount includes a $750 million reduction in the allowance for loan and lease losses related to $8.5 billion of credit card loans that were exchanged for a $7.8 billion HTM debt security partially offset by a $340 million increase associated with the reclassification to other assets of the amount reimbursable under residential mortgage cash collateralized synthetic securitizations.
The “other” amount under the reserve for unfunded lending commitments for 2011 and 2010 primarily represents accretion of the Merrill Lynch purchase accounting adjustment and the impact of funding previously unfunded positions. The 2009 amount includes the remaining balance of the acquired Merrill Lynch reserve excluding those commitments accounted for under the fair value option, net of accretion, and the impact of funding previously unfunded positions.

The table below presents the allowance and the carrying value of outstanding loans and leases by portfolio segment at December 31, 2011 and 2010.

Allowance and Carrying Value by Portfolio Segment

	December 31, 2011
(Dollars in millions)	Home Loans	Credit Card and Other Consumer	Commercial	Total
Impaired loans and troubled debt restructurings (1)
Allowance for loan and lease losses (2)	$1,946	$2,410	$545	$4,901
Carrying value (3)	21,462	7,100	8,113	36,675
Allowance as a percentage of carrying value	9.07%	33.94%	6.71%	13.36%
Collectively evaluated for impairment
Allowance for loan and lease losses	$10,674	$6,159	$3,590	$20,423
Carrying value (3, 4)	344,821	202,010	302,089	848,920
Allowance as a percentage of carrying value (4)	3.10%	3.05%	1.19%	2.41%
Purchased credit-impaired loans
Valuation allowance	$8,459	n/a	n/a	$8,459
Carrying value gross of valuation allowance	31,801	n/a	n/a	31,801
Valuation allowance as a percentage of carrying value	26.60%	n/a	n/a	26.60%
Total
Allowance for loan and lease losses	$21,079	$8,569	$4,135	$33,783
Carrying value (3, 4)	398,084	209,110	310,202	917,396
Allowance as a percentage of carrying value (4)	5.30%	4.10%	1.33%	3.68%

	December 31, 2010
Impaired loans and troubled debt restructurings (1)
Allowance for loan and lease losses (2)	$1,871	$4,786	$1,080	$7,737
Carrying value (3)	13,904	11,421	10,645	35,970
Allowance as a percentage of carrying value	13.46%	41.91%	10.15%	21.51%
Collectively evaluated for impairment
Allowance for loan and lease losses	$10,964	$10,677	$6,078	$27,719
Carrying value (3, 4)	358,765	222,967	282,820	864,552
Allowance as a percentage of carrying value (4)	3.06%	4.79%	2.15%	3.21%
Purchased credit-impaired loans
Valuation allowance	$6,417	n/a	$12	$6,429
Carrying value gross of valuation allowance	36,393	n/a	204	36,597
Valuation allowance as a percentage of carrying value	17.63%	n/a	5.76%	17.57%
Total
Allowance for loan and lease losses	$19,252	$15,463	$7,170	$41,885
Carrying value (3, 4)	409,062	234,388	293,669	937,119
Allowance as a percentage of carrying value (4)	4.71%	6.60%	2.44%	4.47%

(1)
Impaired loans include nonperforming commercial loans and all TDRs, including both commercial and consumer TDRs. Impaired loans exclude nonperforming consumer loans unless they are classified as TDRs, and all consumer and commercial loans accounted for under the fair value option.

(2)	Commercial impaired allowance for loan and lease losses includes $172 million and $445 million at December 31, 2011 and 2010 related to U.S. small business commercial renegotiated TDR loans.

(3)	Amounts are presented gross of the allowance for loan and lease losses.

(4)	Outstanding loan and lease balances and ratios do not include loans accounted for under the fair value option of $8.8 billion and $3.3 billion at December 31, 2011 and 2010.
n/a = not applicable

Securitizations and Other Variable Interest Entities	12 Months Ended
Dec. 31, 2011
Securitizations and Other Variable Interest Entities [Abstract]
Securitizations And Other Variable Interest Entities Disclosure [Text Block]
Securitizations and Other Variable Interest Entities
The Corporation utilizes VIEs in the ordinary course of business to support its own and its customers’ financing and investing needs. The Corporation routinely securitizes loans and debt securities using VIEs as a source of funding for the Corporation and as a means of transferring the economic risk of the loans or debt securities to third parties. The Corporation also administers, structures or invests in other VIEs including CDOs, investment vehicles and other entities.
The following tables present the assets and liabilities of consolidated and unconsolidated VIEs at December 31, 2011 and 2010, in situations where the Corporation has continuing involvement with transferred assets or if the Corporation otherwise has a variable interest in the VIE. The tables also present the Corporation’s maximum exposure to loss at December 31, 2011 and 2010 resulting from its involvement with consolidated VIEs and unconsolidated VIEs in which the Corporation holds a variable interest. The Corporation’s maximum exposure to loss is based on the unlikely event that all of the assets in the VIEs become worthless and incorporates not only potential losses associated with assets recorded on the Corporation’s Consolidated Balance Sheet but also potential losses associated with off-balance sheet commitments such as unfunded liquidity commitments and other contractual arrangements. The Corporation’s maximum exposure to loss does not include losses previously recognized through write-downs of assets.
The Corporation invests in ABS issued by third-party VIEs with which it has no other form of involvement. These securities are included in Note 3 – Trading Account Assets and Liabilities and Note 5 – Securities. In addition, the Corporation uses VIEs such as trust preferred securities trusts in connection with its funding activities as described in Note 13 – Long-term Debt. The Corporation also uses VIEs in the form of synthetic securitization vehicles to mitigate a portion of the credit risk on its residential mortgage loan portfolio as described in Note 6 – Outstanding Loans and Leases. The Corporation uses VIEs, such as cash funds managed within Global Wealth & Investment Management (GWIM), to provide investment opportunities for clients. These VIEs, which are not consolidated by the Corporation, are not included in the tables within this Note.
Except as described below, the Corporation did not provide financial support to consolidated or unconsolidated VIEs during 2011 or 2010 that it was not previously contractually required to provide, nor does it intend to do so.
Mortgage-related Securitizations
First-lien Mortgages
As part of its mortgage banking activities, the Corporation securitizes a portion of the first-lien residential mortgage loans it originates or purchases from third parties, generally in the form of MBS guaranteed by government-sponsored enterprises, FNMA and FHLMC (collectively the GSEs), or GNMA in the case of FHA-insured and U.S. Department of Veteran Affairs (VA)-guaranteed mortgage loans. Securitization usually occurs in conjunction with or shortly after loan closing or purchase. In addition, the Corporation may, from time to time, securitize commercial mortgages it originates or purchases from other entities. The Corporation typically services the loans it securitizes. Further, the Corporation may retain beneficial interests in the securitization trusts including senior and subordinate securities and equity tranches issued by the trusts. Except as described below and in Note 9 – Representations and Warranties Obligations and Corporate Guarantees, the Corporation does not provide guarantees or recourse to the securitization trusts other than standard representations and warranties.
The table below summarizes select information related to first-lien mortgage securitizations for 2011 and 2010.

First-lien Mortgage Securitizations

	Residential Mortgage
			Non-Agency
	Agency		Prime		Subprime		Alt-A		Commercial Mortgage
(Dollars in millions)	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Cash proceeds from new securitizations (1)	$142,910	$243,901	$—	$—	$—	$—	$36	$7	$4,468	$4,227
Loss on securitizations, net of hedges (2)	(373)	(473)	—	—	—	—	—	—	—	—
Cash flows received on residual interests	—	—	3	18	38	58	6	2	18	20

(1)
The Corporation sells residential mortgage loans to GSEs in the normal course of business and receives MBS in exchange which may then be sold into the market to third-party investors for cash proceeds.

(2)
Substantially all of the first-lien residential mortgage loans securitized are initially classified as LHFS and accounted for under the fair value option. As such, gains are recognized on these LHFS prior to securitization. During 2011 and 2010, the Corporation recognized $2.9 billion and $5.1 billion of gains on these LHFS, net of hedges.

In addition to cash proceeds as reported in the table above, the Corporation received securities with an initial fair value of $545 million and $23.7 billion in connection with first-lien mortgage securitizations, principally residential agency securitizations, in 2011 and 2010. All of these securities were initially classified as Level 2 assets within the fair value hierarchy. During 2011 and 2010, there were no changes to the initial classification.
The Corporation recognizes consumer MSRs from the sale or securitization of first-lien mortgage loans. Servicing fee and ancillary fee income on consumer mortgage loans serviced, including securitizations where the Corporation has continuing involvement, were $5.8 billion and $6.4 billion in 2011 and 2010. Servicing advances on consumer mortgage loans, including securitizations where the Corporation has continuing involvement, were $26.0 billion and $24.3 billion at December 31, 2011 and 2010. The Corporation may have the option to repurchase delinquent loans out of securitization trusts, which reduces the amount of servicing advances it is required to make. During 2011 and 2010, $9.0 billion and $14.5 billion of loans were repurchased from first-lien securitization trusts as a result of loan delinquencies or in order to perform modifications. The majority of these loans repurchased were FHA-insured mortgages collateralizing GNMA securities. In addition, the Corporation has retained commercial MSRs from the sale or securitization of commercial mortgage loans. Servicing fee and ancillary fee income on commercial mortgage loans serviced, including securitizations where the Corporation has continuing involvement, were a loss of $12 million and a gain of $21 million in 2011 and 2010. Servicing advances on commercial mortgage loans, including securitizations where the Corporation has continuing involvement, were $152 million and $156 million at December 31, 2011 and 2010. For additional information on MSRs, see Note 25 – Mortgage Servicing Rights.
The table below summarizes select information related to first-lien mortgage securitization trusts in which the Corporation held a variable interest at December 31, 2011 and 2010.

First-lien VIEs

	Residential Mortgage
			Non-Agency
	Agency		Prime		Subprime		Alt-A		Commercial Mortgage
	December 31		December 31						December 31
(Dollars in millions)	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Unconsolidated VIEs
Maximum loss exposure (1)	$37,519	$46,093	$2,375	$2,794	$289	$416	$506	$651	$981	$1,199
On-balance sheet assets
Senior securities held (2):
Trading account assets	$8,744	$10,693	$94	$147	$3	$126	$343	$645	$21	$146
AFS debt securities	28,775	35,400	2,001	2,593	174	234	163	—	846	984
Subordinate securities held (2):
Trading account assets	—	—	—	—	30	12	—	—	3	8
AFS debt securities	—	—	26	39	30	35	—	6	—	—
Residual interests held	—	—	8	6	9	9	—	—	43	61
All other assets	—	—	—	9	—	—	—	—	—	—
Total retained positions	$37,519	$46,093	$2,129	$2,794	$246	$416	$506	$651	$913	$1,199
Principal balance outstanding (3)	$1,198,766	$1,297,159	$61,207	$75,762	$73,949	$92,710	$101,622	$116,233	$76,645	$73,597

Consolidated VIEs
Maximum loss exposure (1)	$50,648	$32,746	$450	$46	$419	$42	$—	$—	$—	$—
On-balance sheet assets
Loans and leases	$50,159	$32,563	$1,298	$—	$892	$—	$—	$—	$—	$—
Allowance for loan and lease losses	(6)	(37)	—	—	—	—	—	—	—	—
Loans held-for-sale	—	—	—	—	622	732	—	—	—	—
All other assets	495	220	63	46	59	16	—	—	—	—
Total assets	$50,648	$32,746	$1,361	$46	$1,573	$748	$—	$—	$—	$—
On-balance sheet liabilities
Commercial paper and other short-term borrowings	$—	$—	$—	$—	$650	$706	$—	$—	$—	$—
Long-term debt	—	—	1,360	—	911	—	—	—	—	—
All other liabilities	—	3	—	9	57	62	—	—	—	—
Total liabilities	$—	$3	$1,360	$9	$1,618	$768	$—	$—	$—	$—

(1)
Maximum loss exposure excludes the liability for representations and warranties obligations and corporate guarantees and also excludes servicing advances and MSRs. For more information, see Note 9 – Representations and Warranties Obligations and Corporate Guarantees and Note 25 – Mortgage Servicing Rights.

(2)
As a holder of these securities, the Corporation receives scheduled principal and interest payments. During 2011 and 2010, there were no OTTI losses recorded on those securities classified as AFS debt securities.

(3)	Principal balance outstanding includes loans the Corporation transferred with which the Corporation has continuing involvement, which may include servicing the loans.

As a result of a settlement agreement with Assured Guaranty Ltd. and its subsidiaries (Assured Guaranty) in 2011, the Corporation entered into a loss-sharing reinsurance arrangement involving 21 first-lien RMBS trusts. This obligation is a variable interest that could potentially be significant to the trusts. To the extent that the Corporation services all or a majority of the loans in any of the 21 trusts, the Corporation is the primary beneficiary. At December 31, 2011, 12 of these trusts were consolidated. Assets and liabilities of the consolidated trusts and the Corporation’s maximum loss exposure to consolidated and unconsolidated trusts are included in the table above as non-agency prime and subprime trusts. For additional information, see Note 9 – Representations and Warranties Obligations and Corporate Guarantees.

Home Equity Loans
The Corporation retains interests in home equity securitization trusts to which it transferred home equity loans. These retained interests include senior and subordinate securities and residual interests. In addition, the Corporation may be obligated to provide subordinate funding to the trusts during a rapid amortization event. The Corporation also services the loans in the trusts. Except as described below and in Note 9 – Representations and Warranties Obligations and Corporate Guarantees, the Corporation does not provide guarantees or recourse to the securitization trusts other than standard representations and warranties. There were no securitizations of home equity loans during 2011 and 2010. All of the home equity trusts have entered the amortization phase and, accordingly, there were no collections reinvested in revolving period securitizations in 2011. Collections reinvested in revolving period securitizations were $21 million in 2010.

The table below summarizes select information related to home equity loan securitization trusts in which the Corporation held a variable interest at December 31, 2011 and 2010.

Home Equity Loan VIEs

	December 31
	2011			2010
(Dollars in millions)	Consolidated VIEs	Unconsolidated VIEs	Total	Consolidated VIEs	Unconsolidated VIEs	Total
Maximum loss exposure (1)	$2,672	$7,563	$10,235	$3,192	$9,132	$12,324
On-balance sheet assets
Trading account assets (2, 3)	$—	$5	$5	$—	$209	$209
Available-for-sale debt securities (3, 4)	—	13	13	—	35	35
Loans and leases	2,975	—	2,975	3,529	—	3,529
Allowance for loan and lease losses	(303)	—	(303)	(337)	—	(337)
Total	$2,672	$18	$2,690	$3,192	$244	$3,436
On-balance sheet liabilities
Long-term debt	$3,081	$—	$3,081	$3,635	$—	$3,635
All other liabilities	66	—	66	23	—	23
Total	$3,147	$—	$3,147	$3,658	$—	$3,658
Principal balance outstanding	$2,975	$14,422	$17,397	$3,529	$20,095	$23,624

(1)
For unconsolidated VIEs, the maximum loss exposure includes outstanding trust certificates issued by trusts in rapid amortization, net of recorded reserves, and excludes the liability for representations and warranties obligations and corporate guarantees.

(2)	At December 31, 2011 and 2010, $3 million and $204 million of the debt securities classified as trading account assets were senior securities and $2 million and $5 million were subordinate securities.

(3)
As a holder of these securities, the Corporation receives scheduled principal and interest payments. During 2011 and 2010, there were no OTTI losses recorded on those securities classified as AFS debt securities.

(4)	At December 31, 2011 and 2010, $13 million and $35 million were subordinate debt securities.

Included in the table above are consolidated and unconsolidated home equity loan securitizations that have entered a rapid amortization period and for which the Corporation is obligated to provide subordinated funding. During this period, cash payments from borrowers are accumulated to repay outstanding debt securities and the Corporation continues to make advances to borrowers when they draw on their lines of credit. The Corporation then transfers the newly generated receivables into the securitization vehicles and is reimbursed only after other parties in the securitization have received all of the cash flows to which they are entitled. If loan losses requiring draws on monoline insurers’ policies, which protect the bondholders in the securitization, exceed a certain level, the Corporation may not receive reimbursement for all of the funds advanced to borrowers, as the senior bondholders and the monoline insurers have priority for repayment. The Corporation evaluates each of these securitizations for potential losses due to non-recoverable advances by estimating the amount and timing of future losses on the underlying loans, the excess spread available to cover such losses and potential cash flow shortfalls during rapid amortization. This evaluation, which includes the number of loans still in revolving status, the amount of available credit and when those loans will lose revolving status, is also used to determine whether the Corporation has a variable interest that is more than insignificant and must consolidate the trust. A maximum funding obligation attributable to rapid amortization cannot be calculated as a home equity borrower has the ability to pay down and re-draw balances. At December 31, 2011 and 2010, home equity loan securitization transactions in rapid amortization for which the Corporation has a subordinate funding obligation, including both consolidated and unconsolidated trusts, had $10.7 billion and $12.5 billion of trust certificates outstanding. This amount is significantly greater than the amount the Corporation expects to fund. The charges that will ultimately be recorded as a result of the rapid amortization events depend on the undrawn available credit on the home equity lines, which totaled $460 million and $639 million at December 31, 2011 and 2010, as well as performance of the loans, the amount of subsequent draws and the timing of related cash flows. At December 31, 2011 and 2010, the reserve for losses on expected future draw obligations on the home equity loan securitizations in rapid amortization for which the Corporation has a subordinated funding obligation was $69 million and $131 million.
The Corporation has consumer MSRs from the sale or securitization of home equity loans. The Corporation recorded $62 million and $79 million of servicing fee income related to home equity securitizations during 2011 and 2010.

Credit Card Securitizations
The Corporation securitizes originated and purchased credit card loans. The Corporation’s continuing involvement with the securitization trusts includes servicing the receivables, retaining an undivided interest (seller’s interest) in the receivables, and holding certain retained interests including senior and subordinate securities, discount receivables, subordinate interests in accrued interest and fees on the securitized receivables, and cash reserve accounts. The seller’s interest in the trusts, which is pari passu to the investors’ interest, and the discount receivables are classified in loans and leases.
The table below summarizes select information related to credit card securitization trusts in which the Corporation held a variable interest at December 31, 2011 and 2010.

Credit Card VIEs

	December 31
(Dollars in millions)	2011	2010
Consolidated VIEs
Maximum loss exposure	$38,282	$36,596
On-balance sheet assets
Derivative assets	$788	$1,778
Loans and leases (1)	74,793	92,104
Allowance for loan and lease losses	(4,742)	(8,505)
All other assets (2)	723	4,259
Total	$71,562	$89,636
On-balance sheet liabilities
Long-term debt	$33,076	$52,781
All other liabilities	204	259
Total	$33,280	$53,040
Trust loans	$74,793	$92,104

(1)	At December 31, 2011 and 2010, loans and leases included $28.7 billion and $20.4 billion of seller’s interest and $1.0 billion and $3.8 billion of discount receivables.

(2)	At December 31, 2011 and 2010, all other assets included restricted cash accounts and unbilled accrued interest and fees.

During 2010, $2.9 billion of new senior debt securities were issued to third-party investors from the credit card securitization trusts and none were issued in 2011.
During 2010, subordinate securities with a notional principal amount of $11.5 billion and a stated interest rate of zero percent were issued by certain credit card securitization trusts to the Corporation. In addition, the Corporation elected to designate a specified percentage of new receivables transferred to the trusts as “discount receivables” such that principal collections thereon are added to finance charges which increases the yield in the trust. Through the designation of newly transferred receivables as discount receivables, the Corporation has subordinated a portion of its seller’s interest to the investors’ interest. These actions, which were specifically permitted by the terms of the trust documents, were taken in an effort to address the decline in the excess spread of the U.S. and U.K. credit card securitization trusts. The U.S. election expired June 30, 2011. The issuance of subordinate securities and the discount receivables election had no impact on the Corporation’s results of operations in 2011 and 2010.

Other Asset-backed Securitizations
Other asset-backed securitizations include resecuritization trusts, municipal bond trusts, and automobile and other securitization trusts. The table below summarizes select information related to other asset-backed securitizations in which the Corporation held a variable interest at December 31, 2011 and 2010.

Other Asset-backed VIEs

	Resecuritization Trusts		Municipal Bond Trusts		Automobile and Other Securitization Trusts
	December 31		December 31		December 31
(Dollars in millions)	2011	2010	2011	2010	2011	2010
Unconsolidated VIEs
Maximum loss exposure	$31,140	$20,320	$3,752	$4,261	$93	$141
On-balance sheet assets
Senior securities held (1, 2):
Trading account assets	$2,595	$1,219	$228	$255	$—	$—
AFS debt securities	27,616	17,989	—	—	81	109
Subordinate securities held (1, 2):
Trading account assets	—	2	—	—	—	—
AFS debt securities	544	1,036	—	—	—	—
Residual interests held (3)	385	74	—	—	—	—
All other assets	—	—	—	—	12	17
Total retained positions	$31,140	$20,320	$228	$255	$93	$126
Total assets of VIEs	$60,459	$39,830	$5,964	$6,108	$668	$774

Consolidated VIEs
Maximum loss exposure	$—	$—	$3,901	$4,716	$1,087	$2,061
On-balance sheet assets
Trading account assets	$—	$68	$3,901	$4,716	$—	$—
Loans and leases	—	—	—	—	4,923	9,583
Allowance for loan and lease losses	—	—	—	—	(7)	(29)
All other assets	—	—	—	—	168	196
Total assets	$—	$68	$3,901	$4,716	$5,084	$9,750
On-balance sheet liabilities
Commercial paper and other short-term borrowings	$—	$—	$5,127	$4,921	$—	$—
Long-term debt	—	68	—	—	3,992	7,681
All other liabilities	—	—	—	—	90	101
Total liabilities	$—	$68	$5,127	$4,921	$4,082	$7,782

(1)
As a holder of these securities, the Corporation receives scheduled principal and interest payments. During 2011 and 2010, there were no OTTI losses recorded on those securities classified as AFS debt securities.

(2)	The retained senior and subordinate securities were valued using quoted market prices or observable market inputs (Level 2 of the fair value hierarchy).

(3)	The retained residual interests are carried at fair value which was derived using model valuations (Level 2 of the fair value hierarchy).
Resecuritization Trusts
The Corporation transfers existing securities, typically MBS, into resecuritization vehicles at the request of customers seeking securities with specific characteristics. The Corporation may also enter into resecuritizations of securities within its investment portfolio for purposes of improving liquidity and capital, and managing credit or interest rate risk. Generally, there are no significant ongoing activities performed in a resecuritization trust and no single investor has the unilateral ability to liquidate the trust.
The Corporation resecuritized $33.6 billion of securities in 2011 compared to $97.7 billion in 2010. Net gains on sales totaled $909 million in 2011 compared to net losses of $144 million in 2010. The Corporation consolidates a resecuritization trust if it has sole discretion over the design of the trust, including the identification of securities to be transferred in and the structure of securities to be issued, and also retains a variable interest that could potentially be significant to the trust. If one or a limited number of third-party investors share responsibility for the design of the trust and purchase a significant portion of securities, including subordinate securities issued by non-agency trusts, the Corporation does not consolidate the trust.
Municipal Bond Trusts
The Corporation administers municipal bond trusts that hold highly-rated, long-term, fixed-rate municipal bonds. A majority of the bonds are rated AAA or AA and some benefit from insurance provided by third parties. The trusts obtain financing by issuing floating-rate trust certificates that reprice on a weekly or other basis to third-party investors. The Corporation may serve as remarketing agent and/or liquidity provider for the trusts. The floating-rate investors have the right to tender the certificates at specified dates, often with as little as seven days’ notice. Should the Corporation be unable to remarket the tendered certificates, it is generally obligated to purchase them at par under standby liquidity facilities unless the bond’s credit rating has declined below investment grade or there has been an event of default or bankruptcy of the issuer and insurer.
The Corporation also provides credit enhancement to investors in certain municipal bond trusts whereby the Corporation guarantees the payment of interest and principal on floating-rate certificates issued by these trusts in the event of default by the issuer of the underlying municipal bond. If a customer holds the residual interest in a trust, that customer typically has the unilateral ability to liquidate the trust at any time, while the Corporation typically has the ability to trigger the liquidation of that trust if the market value of the bonds held in the trust declines below a specified threshold. This arrangement is designed to limit market losses to an amount that is less than the customer’s residual interest, effectively preventing the Corporation from absorbing losses incurred on assets held within that trust.
During 2011 and 2010, the Corporation was the transferor of assets into unconsolidated municipal bond trusts and received cash proceeds from new securitizations of $733 million and $1.2 billion. At December 31, 2011 and 2010, the principal balance outstanding for unconsolidated municipal bond securitization trusts for which the Corporation was transferor was $2.5 billion and $2.2 billion.
The Corporation’s liquidity commitments to unconsolidated municipal bond trusts, including those for which the Corporation was transferor, totaled $3.5 billion and $4.0 billion at December 31, 2011 and 2010. The weighted-average remaining life of bonds held in the trusts at December 31, 2011 was 10.0 years. There were no material write-downs or downgrades of assets or issuers during 2011.
Automobile and Other Securitization Trusts
The Corporation transfers automobile and other loans into securitization trusts, typically to improve liquidity or manage credit risk. At December 31, 2011, the Corporation serviced assets or otherwise had continuing involvement with automobile and other securitization trusts with outstanding balances of $5.8 billion, including trusts collateralized by automobile loans of $3.9 billion, student loans of $1.2 billion, and other loans and receivables of $668 million. At December 31, 2010, the Corporation serviced assets or otherwise had continuing involvement with automobile and other securitization trusts with outstanding balances of $10.5 billion, including trusts collateralized by automobile loans of $8.4 billion, student loans of $1.3 billion, and other loans and receivables of $774 million.
Collateralized Debt Obligation Vehicles
CDO vehicles hold diversified pools of fixed-income securities, typically corporate debt or ABS, which they fund by issuing multiple tranches of debt and equity securities. Synthetic CDOs enter into a portfolio of CDS to synthetically create exposure to fixed-income securities. CLOs are a subset of CDOs which hold pools of loans, typically corporate loans or commercial mortgages. CDOs are typically managed by third-party portfolio managers. The Corporation transfers assets to these CDOs, holds securities issued by the CDOs and may be a derivative counterparty to the CDOs, including a CDS counterparty for synthetic CDOs. The Corporation has also entered into total return swaps with certain CDOs whereby the Corporation absorbs the economic returns generated by specified assets held by the CDO. The Corporation receives fees for structuring CDOs and providing liquidity support for super senior tranches of securities issued by certain CDOs. No third parties provide a significant amount of similar commitments to these CDOs.
The table below summarizes select information related to CDO vehicles in which the Corporation held a variable interest at December 31, 2011 and 2010.

CDO Vehicle VIEs

	December 31
	2011			2010
(Dollars in millions)	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Maximum loss exposure	$1,695	$2,272	$3,967	$2,971	$3,828	$6,799
On-balance sheet assets
Trading account assets	$1,392	$461	$1,853	$2,485	$884	$3,369
Derivative assets	452	678	1,130	207	890	1,097
AFS debt securities	—	—	—	769	338	1,107
All other assets	—	96	96	24	123	147
Total	$1,844	$1,235	$3,079	$3,485	$2,235	$5,720
On-balance sheet liabilities
Derivative liabilities	$—	$11	$11	$—	$58	$58
Long-term debt	2,712	2	2,714	3,162	—	3,162
Total	$2,712	$13	$2,725	$3,162	$58	$3,220
Total assets of VIEs	$1,844	$32,903	$34,747	$3,485	$43,476	$46,961

The Corporation’s maximum loss exposure of $4.0 billion at December 31, 2011 included $336 million of super senior CDO exposure, $1.7 billion of exposure to CDO financing facilities and $2.0 billion of other non-super senior exposure. This exposure is calculated on a gross basis and does not reflect any benefit from insurance purchased from third parties. Net of this insurance but including securities retained from liquidations of CDOs, the Corporation’s net exposure to super senior CDO-related positions was $152 million at December 31, 2011. The CDO financing facilities, which are consolidated, obtain funding from third parties for CDO positions which are principally classified in trading account assets on the Corporation’s Consolidated Balance Sheet. The CDO financing facilities’ long-term debt at December 31, 2011 totaled $2.6 billion, all of which has recourse to the general credit of the Corporation. The Corporation’s maximum exposure to loss is significantly less than the total assets of the CDO vehicles in the table above because the Corporation typically has exposure to only a portion of the total assets.
At December 31, 2011, the Corporation had $2.4 billion of aggregate liquidity exposure to CDOs. This amount included $588 million of commitments to CDOs to provide funding for super senior exposures and $1.8 billion notional amount of derivative contracts with unconsolidated VIEs, principally CDO vehicles, which hold non-super senior CDO debt securities or other debt securities on the Corporation’s behalf. See Note 14 – Commitments and Contingencies for additional information. The Corporation’s liquidity exposure to CDOs at December 31, 2011 is included in the table above to the extent that the Corporation sponsored the CDO vehicle or the liquidity exposure is more than insignificant compared to total assets of the CDO vehicle. Liquidity exposure included in the table is reported net of previously recorded losses.
Customer Vehicles
Customer vehicles include credit-linked and equity-linked note vehicles, repackaging vehicles and asset acquisition vehicles, which are typically created on behalf of customers who wish to obtain market or credit exposure to a specific company or financial instrument.
The table below summarizes select information related to customer vehicles in which the Corporation held a variable interest at December 31, 2011 and 2010.

Customer Vehicle VIEs

	December 31
	2011			2010
(Dollars in millions)	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Maximum loss exposure	$3,264	$2,116	$5,380	$4,449	$2,735	$7,184
On-balance sheet assets
Trading account assets	$3,302	$211	$3,513	$3,458	$876	$4,334
Derivative assets	—	905	905	1	722	723
Loans held-for-sale	907	—	907	959	—	959
All other assets	1,452	—	1,452	1,429	—	1,429
Total	$5,661	$1,116	$6,777	$5,847	$1,598	$7,445
On-balance sheet liabilities
Derivative liabilities	$4	$42	$46	$1	$23	$24
Commercial paper and other short-term borrowings	—	—	—	—	—	—
Long-term debt	3,912	—	3,912	3,457	—	3,457
All other liabilities	1	448	449	—	140	140
Total	$3,917	$490	$4,407	$3,458	$163	$3,621
Total assets of VIEs	$5,661	$5,302	$10,963	$5,847	$6,090	$11,937

Credit-linked and equity-linked note vehicles issue notes which pay a return that is linked to the credit or equity risk of a specified company or debt instrument. The vehicles purchase high-grade assets as collateral and enter into CDSs or equity derivatives to synthetically create the credit or equity risk to pay the specified return on the notes. The Corporation is typically the counterparty for some or all of the credit and equity derivatives and, to a lesser extent, it may invest in securities issued by the vehicles. The Corporation may also enter into interest rate or foreign currency derivatives with the vehicles. The Corporation also had approximately $824 million of other liquidity commitments, including written put options and collateral value guarantees, with unconsolidated credit-linked and equity-linked note vehicles at December 31, 2011.
Repackaging vehicles issue notes that are designed to incorporate risk characteristics desired by customers. The vehicles hold debt instruments such as corporate bonds, convertible bonds or ABS with the desired credit risk profile. The Corporation enters into derivatives with the vehicles to change the interest rate or foreign currency profile of the debt instruments. If a vehicle holds convertible bonds and the Corporation retains the conversion option, the Corporation is deemed to have a controlling financial interest and consolidates the vehicle.
Asset acquisition vehicles acquire financial instruments, typically loans, at the direction of a single customer and obtain funding through the issuance of structured liabilities to the Corporation. At the time the vehicle acquires an asset, the Corporation enters into total return swaps with the customer such that the economic returns of the asset are passed through to the customer. The Corporation is exposed to counterparty credit risk if the asset declines in value and the customer defaults on its obligation to the Corporation under the total return swaps. The Corporation’s risk may be mitigated by collateral or other arrangements. The Corporation consolidates these vehicles because it has the power to manage the assets in the vehicles and owns all of the structured liabilities issued by the vehicles.
The Corporation’s maximum exposure to loss from customer vehicles includes the notional amount of the credit or equity derivatives to which the Corporation is a counterparty, net of losses previously recorded, and the Corporation’s investment, if any, in securities issued by the vehicles. It has not been reduced to reflect the benefit of offsetting swaps with the customers or collateral arrangements.
Other Variable Interest Entities
Other consolidated VIEs primarily include investment vehicles, leveraged lease trusts and, at December 31, 2010, a collective investment fund and asset acquisition conduits. Other unconsolidated VIEs primarily include investment vehicles and real estate vehicles.

The table below summarizes select information related to other VIEs in which the Corporation held a variable interest at December 31, 2011 and 2010.

Other VIEs

	December 31
	2011			2010
(Dollars in millions)	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Maximum loss exposure	$7,429	$7,286	$14,715	$19,248	$8,796	$28,044
On-balance sheet assets
Trading account assets	$—	$—	$—	$8,900	$—	$8,900
Derivative assets	394	440	834	—	228	228
AFS debt securities	—	62	62	1,832	73	1,905
Loans and leases	5,154	357	5,511	7,690	1,122	8,812
Allowance for loan and lease losses	(8)	(1)	(9)	(27)	(22)	(49)
Loans held-for-sale	106	598	704	262	949	1,211
All other assets	1,809	5,823	7,632	937	6,440	7,377
Total	$7,455	$7,279	$14,734	$19,594	$8,790	$28,384
On-balance sheet liabilities
Commercial paper and other short-term borrowings	$—	$—	$—	$1,115	$—	$1,115
Long-term debt	10	—	10	229	—	229
All other liabilities	694	1,705	2,399	8,683	1,666	10,349
Total	$704	$1,705	$2,409	$10,027	$1,666	$11,693
Total assets of VIEs	$7,455	$11,055	$18,510	$19,594	$13,416	$33,010

Investment Vehicles
The Corporation sponsors, invests in or provides financing to a variety of investment vehicles that hold loans, real estate, debt securities or other financial instruments and are designed to provide the desired investment profile to investors. At December 31, 2011 and 2010, the Corporation’s consolidated investment vehicles had total assets of $2.6 billion and $5.6 billion. The Corporation also held investments in unconsolidated vehicles with total assets of $5.5 billion and $7.9 billion at December 31, 2011 and 2010. The Corporation’s maximum exposure to loss associated with both consolidated and unconsolidated investment vehicles totaled $4.4 billion and $8.7 billion at December 31, 2011 and 2010 comprised primarily of on-balance sheet assets less non-recourse liabilities.
Collective Investment Funds
The Corporation is trustee for certain common and collective investment funds that provide investment opportunities for eligible clients of GWIM. These funds, which had total assets of $11.1 billion and $21.2 billion at December 31, 2011 and 2010, hold a variety of cash, debt and equity investments. At December 31, 2011, the Corporation did not have a variable interest in these funds. The Corporation consolidated a stable value collective investment fund with total assets of $8.1 billion at December 31, 2010, for which the Corporation had the unilateral ability to replace the fund’s asset manager. The fund was liquidated during 2011.
Leveraged Lease Trusts
The Corporation’s net investment in consolidated leveraged lease trusts totaled $4.8 billion and $5.2 billion at December 31, 2011 and 2010. The trusts hold long-lived equipment such as rail cars, power generation and distribution equipment, and commercial aircraft. The Corporation structures the trusts and holds a significant residual interest. The net investment represents the Corporation’s maximum loss exposure to the trusts in the unlikely event that the leveraged lease investments become worthless. Debt issued by the leveraged lease trusts is non-recourse to the Corporation. The Corporation has no liquidity exposure to these leveraged lease trusts.
Asset Acquisition Conduits
The Corporation administered two asset acquisition conduits which acquired assets on behalf of the Corporation or its customers. These conduits had total assets of $640 million at December 31, 2010. The conduits were liquidated during 2011. Liquidation of the conduits did not impact the Corporation’s results of operations.
Real Estate Vehicles
The Corporation held investments in unconsolidated real estate vehicles of $5.4 billion at both December 31, 2011 and 2010 which consisted of investments in unconsolidated limited partnerships that finance the construction and rehabilitation of affordable rental housing. An unrelated third party is typically the general partner and has control over the significant activities of the partnership. The Corporation earns a return primarily through the receipt of tax credits allocated to the affordable housing projects. The Corporation’s risk of loss is mitigated by policies requiring that the project qualify for the expected tax credits prior to making its investment. The Corporation may from time to time be asked to invest additional amounts to support a troubled project. Such additional investments have not been and are not expected to be significant.

Other Asset-backed Financing Arrangements
The Corporation transferred pools of securities to certain independent third parties and provided financing for approximately 75 percent of the purchase price under asset-backed financing arrangements. At December 31, 2011 and 2010, the Corporation’s maximum loss exposure under these financing arrangements was $4.7 billion and $6.5 billion, substantially all of which was classified as loans on the Corporation’s Consolidated Balance Sheet. All principal and interest payments have been received when due in accordance with the contractual terms. These arrangements are not included in the Other VIEs table because the purchasers are not VIEs.

Representations and Warranties Obligations and Corporate Guarantees	12 Months Ended
Dec. 31, 2011
Guarantees [Abstract]
Representations and Warranties Obligations and Corporate Guarantees [Text Block]
Representations and Warranties Obligations and Corporate Guarantees
Background
The Corporation securitizes first-lien residential mortgage loans, generally in the form of MBS guaranteed by the GSEs or by GNMA in the case of FHA-insured, VA-guaranteed and Rural Housing Service-guaranteed mortgage loans. In addition, in prior years, legacy companies and certain subsidiaries sold pools of first-lien residential mortgage loans and home equity loans as private-label securitizations (in certain of these securitizations, monolines or financial guarantee providers insured all or some of the securities), or in the form of whole loans. In connection with these transactions, the Corporation or certain subsidiaries or legacy companies make or have made various representations and warranties. These representations and warranties, as set forth in the agreements, related to, among other things, the ownership of the loan, the validity of the lien securing the loan, the absence of delinquent taxes or liens against the property securing the loan, the process used to select the loan for inclusion in a transaction, the loan’s compliance with any applicable loan criteria, including underwriting standards, and the loan’s compliance with applicable federal, state and local laws. Breaches of these representations and warranties may result in the requirement to repurchase mortgage loans or to otherwise make whole or provide other remedies to the GSEs, U.S. Department of Housing and Urban Development (HUD) with respect to FHA-insured loans, VA, whole-loan buyers, securitization trusts, monoline insurers or other financial guarantors (collectively, repurchases). In such cases, the Corporation would be exposed to any credit loss on the repurchased mortgage loans after accounting for any mortgage insurance (MI) or mortgage guaranty payments that it may receive.
Subject to the requirements and limitations of the applicable sales and securitization agreements, these representations and warranties can be enforced by the GSEs, HUD, VA, the whole-loan buyer, the securitization trustee or others as governed by the applicable agreement or, in certain first-lien and home equity securitizations where monoline insurers or other financial guarantee providers have insured all or some of the securities issued, by the monoline insurer or other financial guarantor. In the case of loans sold to parties other than the GSEs or GNMA, the contractual liability to repurchase typically arises only if there is a breach of the representations and warranties that materially and adversely affects the interest of the investor, or investors, in the loan, or of the monoline insurer or other financial guarantor (as applicable). Contracts with the GSEs do not contain equivalent language, while GNMA generally limits repurchases to loans that are not insured or guaranteed as required. The Corporation believes that the longer a loan performs prior to default, the less likely it is that an alleged underwriting breach of representations and warranties had a material impact on the loan’s performance. Historically, most demands for repurchase have occurred within the first several years after origination, generally after a loan has defaulted. However, the time horizon in which repurchase claims are typically brought has lengthened primarily due to a significant increase in GSE claims related to loans that had defaulted more than 18 months prior to the claim and to loans where the borrower made at least 25 payments.
The Corporation’s credit loss would be reduced by any recourse it may have to organizations (e.g., correspondents) that, in turn, had sold such loans to the Corporation based upon its agreements with these organizations. When a loan is originated by a correspondent or other third party, the Corporation typically has the right to seek a recovery of related repurchase losses from that originator. Many of the correspondent originators of loans in 2004 through 2008 are no longer in business, or are in a weakened condition, and the Corporation’s ability to recover on valid claims is therefore impacted, or eliminated accordingly. In the event a loan is originated and underwritten by a correspondent who obtains FHA insurance, even if they are no longer in business, any breach of FHA guidelines is the direct obligation of the correspondent, not the Corporation. At December 31, 2011, approximately 28 percent of the outstanding repurchase claims relate to loans purchased from correspondents or other parties compared to approximately 25 percent at December 31, 2010. During 2011, the Corporation experienced a decline in recoveries from correspondents and other parties; however, the actual recovery rate may vary from period to period based upon the underlying mix of correspondents and other parties.
The Corporation currently structures its operations to limit the risk of repurchase and accompanying credit exposure by seeking to ensure consistent production of mortgages in accordance with its underwriting procedures and by servicing those mortgages consistent with its contractual obligations. In addition, certain securitizations include guarantees written to protect certain purchasers of the loans from credit losses up to a specified amount. The fair value of the obligations to be absorbed under the representations and warranties and guarantees provided is recorded as an accrued liability when the loans are sold. This liability for probable losses is updated by accruing a representations and warranties provision in mortgage banking income. This is done throughout the life of the loan, as necessary when additional relevant information becomes available.
The methodology used to estimate the liability for representations and warranties is a function of the representations and warranties given and considers a variety of factors, which include, depending on the counterparty, actual defaults, estimated future defaults, historical loss experience, estimated home prices, other economic conditions, estimated probability that a repurchase claim will be received, including consideration of whether presentation thresholds will be met, number of payments made by the borrower prior to default and estimated probability that a loan will be required to be repurchased. The Corporation also considers bulk settlements when determining its estimated liability for representations and warranties. The estimate of the liability for representations and warranties is based upon currently available information, significant judgment, and a number of factors, including those set forth above, that are subject to change. Changes to any one of these factors could significantly impact the estimate of the liability and could have a material adverse impact on the Corporation’s results of operations for any particular period. Given that these factors vary by counterparty, the Corporation analyzes representations and warranties obligations based on the specific counterparty, or type of counterparty, with whom the sale was made. Generally the volume of unresolved repurchase claims from the FHA and VA for loans in GNMA-guaranteed securities is not significant because the requests are limited in number and are typically resolved quickly.
Settlement Actions
The Corporation has vigorously contested any request for repurchase when it has concluded that a valid basis for repurchase does not exist and will continue to do so in the future. However, in an effort to resolve these legacy mortgage-related issues, the Corporation has reached bulk settlements, or agreements for bulk settlements, including settlement amounts which have been material, with counterparties in lieu of a loan-by-loan review process. The Corporation may reach other settlements in the future if opportunities arise on terms it believes to be advantageous to the Corporation. The following provides a summary of the larger bulk settlement actions beginning in the fourth quarter of 2010 followed by details of the Corporation’s representations and warranties liability, including claims status.
Settlement with the Bank of New York Mellon, as Trustee
On June 28, 2011, the Corporation, BAC Home Loans Servicing, LP (BAC HLS, which was subsequently merged with and into BANA in July 2011), and its legacy Countrywide affiliates entered into a settlement agreement with the Bank of New York Mellon (BNY Mellon), as trustee (the Trustee), to resolve all outstanding and potential claims related to alleged representations and warranties breaches (including repurchase claims), substantially all historical loan servicing claims and certain other historical claims with respect to 525 legacy Countrywide first-lien and five second-lien non-GSE residential mortgage-backed securitization trusts (the Covered Trusts) containing loans principally originated between 2004 and 2008 for which BNY Mellon acts as trustee or indenture trustee (the BNY Mellon Settlement). The Covered Trusts had an original principal balance of approximately $424 billion, of which $409 billion was originated between 2004 and 2008, and total outstanding principal and unpaid principal balance of loans that had defaulted (collectively unpaid principal balance) of approximately $220 billion at June 28, 2011, of which $217 billion was originated between 2004 and 2008. The BNY Mellon Settlement is supported by a group of 22 institutional investors (the Investor Group) and is subject to final court approval and certain other conditions.
The BNY Mellon Settlement provides for a cash payment of $8.5 billion (the Settlement Payment) to the Trustee for distribution to the Covered Trusts after final court approval of the BNY Mellon Settlement. In addition to the Settlement Payment, the Corporation is obligated to pay attorneys’ fees and costs to the Investor Group’s counsel as well as all fees and expenses incurred by the Trustee related to obtaining final court approval of the BNY Mellon Settlement and certain tax rulings, which are currently estimated at $100 million.
The BNY Mellon Settlement does not cover a small number of legacy Countrywide-issued first-lien non-GSE RMBS transactions with loans originated principally between 2004 and 2008 for various reasons, including for example, six legacy Countrywide-issued first-lien non-GSE RMBS transactions in which BNY Mellon is not the trustee. The BNY Mellon Settlement also does not cover legacy Countrywide-issued second-lien securitization transactions in which a monoline insurer or other financial guarantor provides financial guaranty insurance. In addition, because the settlement is with the Trustee on behalf of the Covered Trusts and releases rights under the governing agreements for the Covered Trusts, the settlement does not release investors’ securities law or fraud claims based upon disclosures made in connection with their decision to purchase, sell or hold securities issued by the Covered Trusts. To date, various investors, including certain members of the Investor Group, are pursuing securities law or fraud claims related to one or more of the Covered Trusts. The Corporation is not able to determine whether any additional securities law or fraud claims will be made by investors in the Covered Trusts. For information about mortgage-related securities law or fraud claims, see Litigation and Regulatory Matters in Note 14 – Commitments and Contingencies. For those Covered Trusts where a monoline insurer or other financial guarantor has an independent right to assert repurchase claims directly, the BNY Mellon Settlement does not release such insurer’s or guarantor’s repurchase claims.
Under an order entered by the court in connection with the BNY Mellon Settlement, potentially interested persons had the opportunity to give notice of intent to object to the settlement (including on the basis that more information was needed) until August 30, 2011. Approximately 44 groups or entities appeared prior to the deadline; two of those groups or entities have subsequently withdrawn from the proceeding and one motion to intervene was denied. Certain of these groups or entities filed notices of intent to object, made motions to intervene, or both filed notices of intent to object and made motions to intervene. The parties filing motions to intervene include the Attorneys General of the states of New York and Delaware, whose motions to intervene were granted. Parties who filed notices stating that they wished to obtain more information about the settlement include the Federal Deposit Insurance Corporation (FDIC) and the Federal Housing Finance Agency (FHFA). Bank of America is not a party to the proceeding.
Certain of the motions to intervene and/or notices of intent to object allege various purported bases for opposition to the settlement, including challenges to the nature of the court proceeding and the lack of an opt-out mechanism, alleged conflicts of interest on the part of the Investor Group and/or the Trustee, the inadequacy of the settlement amount and the method of allocating the settlement amount among the Covered Trusts, while other motions do not make substantive objections but state that they need more information about the settlement. An investor opposed to the settlement removed the proceeding to federal court. On October 19, 2011, the federal court denied BNY Mellon’s motion to remand the proceeding to state court. BNY Mellon, as well as the investors that have intervened in support of the BNY Mellon Settlement, petitioned to appeal the denial of this motion. On November 4, 2011, the district court entered a written order setting a discovery schedule, and discovery is ongoing. On December 27, 2011, the U.S. Court of Appeals for the Second Circuit accepted the appeal and stated in an amended scheduling order that, pursuant to statute, it would rule on the appeal by February 27, 2012.
It is not currently possible to predict how many of the parties who have appeared in the court proceeding will ultimately object to the BNY Mellon Settlement, whether the objections will prevent receipt of final court approval or the ultimate outcome of the court approval process, which can include appeals and could take a substantial period of time. In particular, conduct of discovery and the resolution of the objections to the settlement and any appeals could take a substantial period of time and these factors could materially delay the timing of final court approval. Accordingly, it is not possible to predict when the court approval process will be completed.
If final court approval is not obtained by December 31, 2015, the Corporation and legacy Countrywide may withdraw from the BNY Mellon Settlement, if the Trustee consents. The BNY Mellon Settlement also provides that if Covered Trusts representing unpaid principal balance exceeding a specified amount are excluded from the final BNY Mellon Settlement, based on investor objections or otherwise, the Corporation and legacy Countrywide have the option to withdraw from the BNY Mellon Settlement pursuant to the terms of the BNY Mellon Settlement agreement.
There can be no assurance that final court approval of the settlement will be obtained, that all conditions to the BNY Mellon Settlement will be satisfied or, if certain conditions to the BNY Mellon Settlement permitting withdrawal are met, that the Corporation and legacy Countrywide will not determine to withdraw from the settlement. If final court approval is not obtained or if the Corporation and legacy Countrywide determine to withdraw from the BNY Mellon Settlement in accordance with its terms, the Corporation’s future representations and warranties losses could be substantially different than existing accruals and the estimated range of possible loss over existing accruals described under Whole Loan Sales and Private-label Securitizations Experience on page 63.
Settlement with Assured Guaranty
On April 14, 2011, the Corporation, including its legacy Countrywide affiliates, entered into an agreement with Assured Guaranty, to resolve all of the monoline insurer’s outstanding and potential repurchase claims related to alleged representations and warranties breaches involving 29 first- and second-lien RMBS trusts where Assured Guaranty provided financial guarantee insurance (the Assured Guaranty Settlement). The agreement also resolves historical loan servicing issues and other potential liabilities with respect to these trusts. The agreement covers 21 first-lien RMBS trusts and eight second-lien RMBS trusts, which had an original principal balance of approximately $35.8 billion and total unpaid principal balance of approximately $20.2 billion as of April 14, 2011. The agreement included cash payments totaling approximately $1.1 billion to Assured Guaranty, as well as a loss-sharing reinsurance arrangement that had an expected value of approximately $470 million at the time of the settlement, and other terms, including termination of certain derivative contracts. During 2011, the Corporation made cash payments of $1.0 billion with the remaining $57 million payable on March 31, 2012. The total cost recognized for the Assured Guaranty Settlement as of December 31, 2011 was approximately $1.6 billion. As a result of this agreement, the Corporation recorded $2.2 billion in consumer loans and the related trust debt on its Consolidated Balance Sheet at December 31, 2011, due to the establishment of reinsurance contracts at the time of the Assured Guaranty Settlement.
Government-sponsored Enterprise Agreements
On December 31, 2010, the Corporation reached agreements with the GSEs, under which the Corporation paid $2.8 billion to resolve repurchase claims involving first-lien residential mortgage loans sold directly to the GSEs by entities related to legacy Countrywide (the GSE Agreements). The agreement with FHLMC extinguished all outstanding and potential mortgage repurchase and make-whole claims arising out of any alleged breaches of selling representations and warranties related to loans sold directly by legacy Countrywide to FHLMC through 2008, subject to certain exceptions. The agreement with FNMA substantially resolved the existing pipeline of repurchase claims outstanding as of September 20, 2010 arising out of alleged breaches of selling representations and warranties related to loans sold directly by legacy Countrywide to FNMA. The GSE Agreements did not cover outstanding and potential mortgage repurchase claims arising out of any alleged breaches of selling representations and warranties related to legacy Bank of America first-lien residential mortgage loans sold directly to the GSEs or other loans sold directly to the GSEs other than described above, loan servicing obligations, other contractual obligations or loans contained in private-label securitizations.
Outstanding Claims
The Outstanding Claims by Counterparty and Product table presents outstanding representations and warranties claims by counterparty and product type at December 31, 2011 and 2010. For additional information, see Whole Loan Sales and Private-label Securitizations Experience on page 63 of this Note and Note 14 – Commitments and Contingencies. These repurchase claims include $1.7 billion in demands from investors in the Covered Trusts received in 2010, but otherwise do not include any repurchase claims related to the Covered Trusts. During 2011, the Corporation received $17.5 billion in new repurchase claims, including $14.3 billion in new repurchase claims submitted by the GSEs for both legacy Countrywide originations not covered by the GSE Agreements and legacy Bank of America originations, and $3.2 billion in repurchase claims related to non-GSE transactions. During 2011, $14.1 billion in claims were resolved primarily with the GSEs and through the Assured Guaranty Settlement. Of the claims resolved, $7.5 billion were resolved through rescissions and $6.6 billion were resolved through mortgage repurchase and make-whole payments. Claims outstanding from the monolines declined as a result of the Assured Guaranty Settlement, and new claims from other monolines declined significantly during 2011, which the Corporation believes was due in part to the monolines focusing recent efforts towards litigation. Outstanding claims from whole loan, private-label securitization and other investors increased during 2011 primarily as a result of the increase in repurchase claims received from trustees in non-GSE transactions.

Outstanding Claims by Counterparty and Product

	December 31
(Dollars in millions)	2011	2010
By counterparty (1)
GSEs	$6,258	$2,821
Monolines	3,082	4,678
Whole loan and private-label securitization investors and other (2)	4,912	3,188
Total outstanding claims by counterparty	$14,252	$10,687
By product type (1)
Prime loans	$3,928	$2,040
Alt-A	2,333	1,190
Home equity	2,872	3,658
Pay option	3,588	2,889
Subprime	891	734
Other	640	176
Total outstanding claims by product type	$14,252	$10,687

(1)
Excludes certain MI rescission notices. However, includes $1.2 billion of repurchase requests received from the GSEs that have resulted solely from MI rescission notices. For additional information, see Mortgage Insurance Rescission Notices in this Note.

(2)
Amounts for December 31, 2011 and 2010 included $1.7 billion in demands contained in correspondence from private-label securitizations investors in the Covered Trusts that do not have the right to demand repurchase of loans directly or the right to access loan files. For additional information, see Settlement with Bank of New York Mellon, as Trustee in this Note.

The number of repurchase claims as a percentage of the number of loans purchased arising from loans sourced from brokers or purchased from third-party sellers is relatively consistent with the number of repurchase claims as a percentage of the number of loans originated by the Corporation or its subsidiaries or legacy companies.
Mortgage Insurance Rescission Notices
In addition to repurchase claims, the Corporation receives notices from mortgage insurance companies of claim denials, cancellations, or coverage rescission (collectively, MI rescission notices) and the amount of such notices have remained elevated. When there is disagreement with the mortgage insurer as to the resolution of a MI rescission notice, meaningful dialogue and negotiation are generally necessary between the parties to reach a conclusion on an individual notice. The level of engagement of the mortgage insurance companies varies and on-going litigation involving some of the mortgage insurance companies over individual and bulk rescissions or claims for rescission limits the ability of the Corporation to engage in constructive dialogue leading to resolution. For loans sold to GSEs or private-label securitization trusts (including those wrapped by the monoline bond insurers), a MI rescission may give rise to a claim for breach of the applicable representations and warranties, depending on the governing sales contracts. In those cases where the governing contract contains a MI-related representation and warranty which upon rescission requires the Corporation to repurchase the affected loan or indemnify the investor for the related loss, the Corporation realizes the loss without the benefit of MI. If the Corporation is required to repurchase a loan or indemnify the investor as a result of a different breach of representations and warranties and there has been a MI rescission, or if the Corporation holds the loan for investment, it realizes the loss without the benefit of MI. In addition, mortgage insurance companies have in some cases asserted the ability to curtail MI payments, which in these cases would reduce the MI proceeds available to reduce the loss on the loan. While a legitimate MI rescission may constitute a valid basis for repurchase or other remedies under the GSE agreements and a small number of private-label MBS securitizations, and a MI rescission notice may result in a repurchase request, the Corporation believes MI rescission notices in and of themselves are not valid repurchase requests.
On June 30, 2011, FNMA issued an announcement requiring servicers to report, effective October 1, 2011, all MI rescissions, cancellations and claim denials (together, rescissions) with respect to loans sold to FNMA. The announcement also confirmed FNMA’s view of its position that a mortgage insurance company’s issuance of a MI rescission notice constitutes a breach of the lender’s representations and warranties and permits FNMA to require the lender to repurchase the mortgage loan or promptly remit a make-whole payment covering FNMA’s loss even if the lender is contesting the MI rescission notice. A related announcement included a ban on bulk settlements with mortgage insurers that provide for loss sharing in lieu of rescission. According to FNMA’s announcement, through June 30, 2012, lenders have 90 days to appeal FNMA’s repurchase request and 30 days (or such other time frame specified by FNMA) to appeal after that date. According to FNMA’s announcement, in order to be successful in its appeal, a lender must provide documentation confirming reinstatement or continuation of coverage. This announcement could result in more repurchase requests from FNMA than the assumptions in the Corporation’s estimated liability contemplate. The Corporation also expects that in many cases (particularly in the context of individual or bulk rescissions being contested through litigation), it will not be able to resolve MI rescission notices with the mortgage insurance companies before the expiration of the appeal period prescribed by the FNMA announcement. The Corporation has informed FNMA that it does not believe that the new policy is valid under its contracts with FNMA, and that it does not intend to repurchase loans under the terms set forth in the new policy. The Corporation’s pipeline of outstanding repurchase claims from the GSEs resulting solely on MI rescission notices has increased during 2011 by $935 million to $1.2 billion at December 31, 2011. If it is required to abide by the terms of the new FNMA policy, the Corporation’s representations and warranties liability will likely increase.
At December 31, 2011, the Corporation had approximately 90,000 open MI rescission notices compared to 72,000 at December 31, 2010. Through December 31, 2011, 26 percent of the MI rescission notices received have been resolved. Of those resolved, 24 percent were resolved through the Corporation’s acceptance of the MI rescission, 46 percent were resolved through reinstatement of coverage or payment of the claim by the mortgage insurance company, and 30 percent were resolved on an aggregate basis through settlement, policy commutation or similar arrangement. As of December 31, 2011, 74 percent of the MI rescission notices the Corporation has received have not yet been resolved. Of those not yet resolved, 48 percent are implicated by ongoing litigation where no loan-level review is currently contemplated (nor required to preserve the Corporation’s legal rights). In this litigation, the litigating mortgage insurance companies are also seeking bulk rescission of certain policies, separate and apart from loan-by-loan denials or rescissions. The Corporation is in the process of reviewing 11 percent of the remaining open MI rescission notices, and the Corporation has reviewed and is contesting the MI rescission with respect to 89 percent of these remaining open MI rescission notices. Of the remaining open MI rescission notices, 29 percent are also the subject of ongoing litigation although, at present, these MI rescissions are being processed in a manner generally consistent with those not affected by litigation.
Cash Settlements
As presented in the Loan Repurchases and Indemnification Payments table, during 2011 and 2010, the Corporation paid $5.2 billion and $5.2 billion to resolve $6.2 billion and $6.6 billion of repurchase claims through repurchase or reimbursement to the investor or securitization trust for losses they incurred, resulting in a loss on the related loans at the time of repurchase or reimbursement of $3.5 billion and $3.5 billion. Cash paid for loan repurchases includes the unpaid principal balance of the loan plus past due interest. The amount of loss for loan repurchases is reduced by the fair value of the underlying loan collateral. The repurchase of loans and indemnification payments related to first-lien and home equity repurchase claims generally resulted from material breaches of representations and warranties related to the loans’ material compliance with the applicable underwriting standards, including borrower misrepresentation, credit exceptions without sufficient compensating factors and non-compliance with underwriting procedures. The actual representations and warranties made in a sales transaction and the resulting repurchase and indemnification activity can vary by transaction or investor. A direct relationship between the type of defect that causes the breach of representations and warranties and the severity of the realized loss has not been observed. Transactions to repurchase or indemnification payments related to first-lien residential mortgages primarily involved the GSEs while transactions to repurchase or indemnification payments for home equity loans primarily involved the monoline insurers. In addition to the amounts previously discussed, the Corporation paid $1.0 billion during 2011 to Assured Guaranty as part of the Assured Guaranty Settlement. The table below presents first-lien and home equity loan repurchases and indemnification payments for 2011 and 2010.

Loan Repurchases and Indemnification Payments

	December 31
	2011			2010
(Dollars in millions)	Unpaid Principal Balance	Cash Paid for Repurchases	Loss	Unpaid Principal Balance	Cash Paid for Repurchases	Loss
First-lien
Repurchases	$2,713	$3,067	$1,346	$2,557	$2,799	$1,142
Indemnification payments	3,329	2,026	2,026	3,785	2,173	2,173
Total first-lien	6,042	5,093	3,372	6,342	4,972	3,315
Home equity
Repurchases	28	28	14	78	86	44
Indemnification payments	99	99	99	149	146	146
Total home equity	127	127	113	227	232	190
Total first-lien and home equity	$6,169	$5,220	$3,485	$6,569	$5,204	$3,505

Liability for Representations and Warranties and Corporate Guarantees
The liability for representations and warranties and corporate guarantees is included in accrued expenses and other liabilities on the Consolidated Balance Sheet and the related provision is included in mortgage banking income (loss). The Representations and Warranties and Corporate Guarantees table presents a rollforward of the liability for representations and warranties and corporate guarantees.

Representations and Warranties and Corporate Guarantees

(Dollars in millions)	2011	2010
Liability for representations and warranties and corporate guarantees, beginning of year	$5,438	$3,507
Additions for new sales	20	30
Charge-offs	(5,191)	(4,803)
Provision	15,591	6,785
Other	—	(81)
Liability for representations and warranties and corporate guarantees, December 31	$15,858	$5,438

The liability for representations and warranties is established when those obligations are both probable and reasonably estimable. For 2011, the provision for representations and warranties and corporate guarantees was $15.6 billion compared to $6.8 billion in 2010. Of the $15.6 billion provision recorded in 2011, $8.6 billion was attributable to the BNY Mellon Settlement and $7.0 billion was related to other exposures. The BNY Mellon Settlement led to the determination that the Corporation has sufficient experience to record a liability related to its exposure on certain other private-label securitizations. This determination combined with higher estimated GSE repurchase rates were the primary drivers of the balance of the provision in 2011. GSE repurchase rates increased driven by higher than expected claims during 2011, including claims on loans that defaulted more than 18 months prior to the repurchase request and on loans where the borrower has made a significant number of payments (e.g., at least 25 payments), in each case in numbers that were not expected based on historical claims.
Estimated Range of Possible Loss
Government-sponsored Enterprises
The Corporation’s estimated provision and liability at December 31, 2011, for obligations under representations and warranties given to the GSEs considers, among other things, and is necessarily dependent on and limited by, its historical claims experience with the GSEs. It includes the Corporation’s understanding of its agreements with the GSEs and projections of future defaults as well as certain other assumptions and judgmental factors. The Corporation’s estimate of the liability for these obligations has been accounted for in the recorded liability for representations and warranties for these loans. In recent periods, the Corporation has been experiencing elevated levels of new claims from the GSEs, including claims on loans on which borrowers have made a significant number of payments (e.g., at least 25 payments) or on loans which had defaulted more than 18 months prior to the repurchase request, in each case in numbers that were not expected based on historical experience. The criteria by which the GSEs are ultimately willing to resolve claims have changed in ways that are unfavorable to the Corporation. While the Corporation is seeking to resolve its differences with the GSEs concerning each party’s interpretation of the requirements of the governing contracts, whether it will be able to achieve a resolution of these differences on acceptable terms and timing thereof, is subject to significant uncertainty. The Corporation intends repurchase loans to the extent required under the contracts and standards that govern its relationships with the GSEs.
The Corporation is not able to predict changes in the behavior of the GSEs based on the Corporation’s past experiences. Therefore, it is not possible to reasonably estimate a possible loss or range of possible loss with respect to any such potential impact in excess of current accrued liabilities.
Counterparties other than Government-sponsored Enterprises
The population of private-label securitizations included in the BNY Mellon Settlement encompasses almost all legacy Countrywide first-lien private-label securitizations including loans originated principally in the 2004 through 2008 vintage. For the remainder of the population of private-label securitizations, the Corporation believes it is probable that other claimants in certain types of securitizations may come forward with claims that meet the requirements of the terms of the securitizations. The Corporation has seen an increased trend in requests for loan files from private-label securitization trustees and an increase in repurchase claims from private-label securitization trustees that meet required standards. The Corporation believes that the provisions recorded in connection with the BNY Mellon Settlement and the additional non-GSE representations and warranties provisions recorded in 2011 have provided for a substantial portion of the Corporation’s non-GSE representations and warranties exposures. However, it is reasonably possible that future representations and warranties losses may occur in excess of the amounts recorded for these exposures. In addition, as discussed below, the Corporation has not recorded any representations and warranties liability for certain potential monoline exposures and certain potential whole-loan and other private-label securitization exposures. The Corporation currently estimates that the range of possible loss related to non-GSE representations and warranties exposure as of December 31, 2011, could be up to $5 billion over existing accruals. This estimated range of possible loss for non-GSE representations and warranties does not represent a probable loss, and is based on currently available information, significant judgment and a number of assumptions, including those set forth below, that are subject to change.
The methodology used to estimate the non-GSE representations and warranties liability and the corresponding range of possible loss considers a variety of factors including the Corporation’s experience related to actual defaults, projected future defaults, historical loss experience, estimated home prices and other economic conditions. Among the factors that impact the non-GSE representations and warranties liability and the corresponding estimated range of possible loss are: (1) contractual material adverse effect requirements, (2) the representations and warranties provided and (3) the requirement to meet certain presentation thresholds. The first factor is based on the Corporation’s belief that a non-GSE contractual liability to repurchase a loan generally arises only if the counterparties prove there is a breach of representations and warranties that materially and adversely affects the interest of the investor or all investors, or of the monoline insurer or other financial guarantor (as applicable), in a securitization trust and, accordingly, the Corporation believes that the repurchase claimants must prove that the alleged representations and warranties breach was the cause of the loss. The second factor is related to the fact that non-GSE securitizations include different types of representations and warranties than those provided to the GSEs. The Corporation believes the non-GSE securitizations’ representations and warranties are less rigorous and actionable than the explicit provisions of comparable agreements with the GSEs without regard to any variations that may have arisen as a result of dealings with the GSEs. The third factor is related to the fact that certain presentation thresholds need to be met in order for any repurchase claim to be asserted on the initiative of investors under the non-GSE agreements. A securitization trustee may investigate or demand repurchase on its own action, and most agreements contain a threshold, for example 25 percent of the voting rights per trust, that allows investors to declare a servicing event of default under certain circumstances or to request certain action, such as requesting loan files, that the trustee may choose to accept and follow, exempt from liability, provided the trustee is acting in good faith. If there is an uncured servicing event of default and the trustee fails to bring suit during a 60-day period, then, under most agreements, investors may file suit. In addition to this, most agreements also allow investors to direct the securitization trustee to investigate loan files or demand the repurchase of loans if security holders hold a specified percentage, for example 25 percent, of the voting rights of each tranche of the outstanding securities. Although the Corporation continues to believe that presentation thresholds are a factor in the determination of probable loss, given the BNY Mellon Settlement, the estimated range of possible loss assumes that the presentation threshold can be met for all of the non-GSE securitization transactions.
In addition, in the case of private-label securitizations, the methodology used to estimate the non-GSE representations and warranties liability and the corresponding range of possible loss considers the implied repurchase experience based on the BNY Mellon Settlement and assumes that the conditions to the BNY Mellon Settlement are satisfied. Since the non-GSE transactions that were included in the BNY Mellon Settlement differ from those that were not included in the BNY Mellon Settlement, the Corporation adjusted the experience implied in the settlement in order to determine the estimated non-GSE representations and warranties liability and the corresponding range of possible loss. The judgmental adjustments made include consideration of the differences in the mix of products in the securitizations, loan originator, likelihood of claims differences, the differences in the number of payments that the borrower has made prior to default and the sponsor of the securitization.
Future provisions and/or ranges of possible loss for non-GSE representations and warranties may be significantly impacted if actual experiences are different from the Corporation’s assumptions in its predictive models, including, without limitation, those regarding the ultimate resolution of the BNY Mellon Settlement, estimated repurchase rates, economic conditions, home prices, consumer and counterparty behavior, and a variety of judgmental factors. Adverse developments with respect to one or more of the assumptions underlying the liability for representations and warranties and the corresponding estimated range of possible loss could result in significant increases to future provisions and/or the estimated range of loss. For example, if courts were to disagree with the Corporation’s interpretation that the underlying agreements require a claimant to prove that the representations and warranties breach was the cause of the loss, it could significantly impact this estimated range of possible loss. For additional information, see Note 14 – Commitments and Contingencies. Additionally, if recent court rulings related to monoline litigation, including one related to the Corporation, that have allowed sampling of loan files instead of requiring a loan-by-loan review to determine if a representations and warranties breach has occurred are followed generally by the courts, private-label securitization investors may view litigation as a more attractive alternative as compared to a loan-by-loan review. Finally, although the Corporation believes that the representations and warranties typically given in non-GSE transactions are less rigorous and actionable than those given in GSE transactions, the Corporation does not have significant loan-level experience in non-GSE transactions to measure the impact of these differences on the probability that a loan will be required to be repurchased.
The liability for obligations under representations and warranties with respect to GSE and non-GSE exposures and the corresponding estimated range of possible loss for non-GSE representations and warranties exposures does not include any losses related to litigation matters disclosed in Note 14 – Commitments and Contingencies, nor do they include any separate foreclosure costs and related costs, assessments and compensatory fees or any possible losses related to potential claims for breaches of performance of servicing obligations (except as such losses are included as potential costs of the BNY Mellon Settlement), potential securities law or fraud claims or potential indemnity or other claims against the Corporation, including claims related to loans insured by the FHA. The Corporation is not able to reasonably estimate the amount of any possible loss with respect to any such servicing, securities law (except to the extent reflected in the aggregate range of possible loss for litigation and regulatory matters disclosed in Note 14 – Commitments and Contingencies), fraud or other claims against the Corporation; however, such loss could be material.
Government-sponsored Enterprises Experience
The Corporation and its subsidiaries have an established history of working with the GSEs on repurchase claims. However, the GSEs’ repurchase requests, standards for rescission of repurchase requests, and resolution processes have become increasingly inconsistent with GSEs’ prior conduct and the Corporation’s interpretation of its contractual obligations. Notably, in recent periods, the Corporation has been experiencing elevated levels of new claims, including claims on loans on which borrowers have made a significant number of payments (e.g., at least 25 payments) or on loans which had defaulted more than 18 months prior to the repurchase request, in each case, in numbers that were not expected based on historical experience. Additionally, the criteria and the processes by which the GSEs are ultimately willing to resolve claims have changed in ways that are unfavorable to the Corporation. These developments have resulted in an increase in claims outstanding from the GSEs. The Corporation intends to repurchase loans to the extent required under the contracts and standards that govern its relationship with the GSEs. For additional information, see Mortgage Insurance Rescission Notices in this Note on page 59.
Generally, the Corporation first becomes aware that a GSE is evaluating a particular loan for repurchase when the Corporation receives a request from a GSE to review the underlying loan file (file request). Upon completing its review, the GSE may submit a repurchase claim to the Corporation. As soon as practicable after receiving a repurchase claim from either of the GSEs, the Corporation evaluates the claim and takes appropriate action. Claim disputes are generally handled through loan-level negotiations with the GSEs and the Corporation seeks to resolve the repurchase claim within 90 to 120 days of the receipt of the claim although tolerances exist for claims that remain open beyond this timeframe. Disputes include reasonableness of stated income, occupancy, undisclosed liabilities, and the validity of MI claim rescissions in the vintages with the highest default rates.
Monoline Insurers Experience
Experience with most of the monoline insurers has been varied and the protocols and experience with these counterparties has not been predictable. The timetable for the loan file request, the repurchase claim, if any, response and resolution vary by monoline. Where a breach of representations and warranties given by the Corporation or subsidiaries or legacy companies is confirmed on a given loan, settlement is generally reached as to that loan within 60 to 90 days.
The Corporation generally reviews properly presented repurchase claims from the monolines on a loan-by-loan basis. As part of an ongoing claims process, if the Corporation does not believe a claim is valid, it will deny the claim and generally indicate the reason for the denial to facilitate meaningful dialogue with the counterparty although it is not contractually obligated to do so. When there is disagreement as to the resolution of a claim, meaningful dialogue and negotiation is generally necessary between the parties to reach conclusion on an individual claim. Although the Assured Guaranty Settlement does not cover all securitizations where Assured Guaranty and subsidiaries provided insurance, it covers the transactions that resulted in repurchase requests from this monoline. As a result, the on-going claims process with counterparties with a more consistent repurchase experience is substantially complete.
The remaining monolines have instituted litigation against legacy Countrywide and Bank of America. When claims from these counterparties are denied, the Corporation does not indicate its reason for denial as it is not contractually obligated to do so. In the Corporation’s experience, the monolines have been generally unwilling to withdraw repurchase claims, regardless of whether and what evidence was offered to refute a claim.
The pipeline of unresolved monoline claims where the Corporation believes a valid defect has not been identified which would constitute an actionable breach of representations and warranties decreased during 2011 as a result of the Assured Guaranty Settlement. Through December 31, 2011, approximately 30 percent of monoline claims that the Corporation initially denied have subsequently been resolved through the Assured Guaranty Settlement, 10 percent through repurchase or make-whole payments and one percent through rescission. When a claim has been denied and there has not been communication with the counterparty for six months, the Corporation views these claims as inactive; however, they remain in the outstanding claims balance until resolution.
To the extent there are repurchase claims based on valid identified loan defects and for repurchase claims that are in the process of review, a liability for representations and warranties is established. For repurchase claims in the process of review, the liability is based on historical repurchase experience with specific monoline insurers to the extent such experience provides a reasonable basis on which to estimate incurred losses from repurchase activity. In prior periods, a liability was established for Assured Guaranty related to repurchase claims subject to negotiation and unasserted claims to repurchase current and future defaulted loans. The Assured Guaranty Settlement resolved this representations and warranties liability with the liability for the related loss sharing reinsurance arrangement being recorded in other accrued liabilities. With respect to the other monoline insurers, the Corporation has had limited experience in the repurchase process as these monoline insurers have instituted litigation against legacy Countrywide and Bank of America, which limits the Corporation’s ability to enter into constructive dialogue with these monolines to resolve the open claims. For these monolines, in view of the inherent difficulty of predicting the outcome of those repurchase claims where a valid defect has not been identified or in predicting future claim requests and the related outcome in the case of unasserted claims to repurchase loans from the securitization trusts in which these monolines have insured all or some of the related bonds, the Corporation cannot reasonably estimate the eventual outcome through the repurchase process. In addition, the timing of the ultimate resolution or the eventual loss through the repurchase process, if any, related to those repurchase claims cannot be reasonably estimated. Thus, with respect to these monolines, a liability for representations and warranties has not been established related to repurchase claims where a valid defect has not been identified, or in the case of any unasserted claims to repurchase loans from the securitization trusts in which such monolines have insured all or some of the related bonds. For additional information related to the monolines, see Note 14 – Commitments and Contingencies.
Monoline Outstanding Claims
At December 31, 2011, for loans originated between 2004 and 2008, the unpaid principal balance of loans related to unresolved monoline repurchase claims was $3.1 billion, substantially all of which the Corporation has reviewed and declined to repurchase based on an assessment of whether a material breach exists. As noted above, a portion of the repurchase claims that are initially denied are ultimately resolved through bulk settlement, repurchase or make-whole payments, after additional dialogue and negotiation with the monoline insurer. At December 31, 2011, the unpaid principal balance of loans in these vintages for which the monolines had requested loan files for review but for which no repurchase claim had been received was $6.1 billion, excluding loans that had been paid in full and file requests for loans included in the trusts settled with Assured Guaranty. There will likely be additional requests for loan files in the future leading to repurchase claims. Such claims may relate to loans that are currently in securitization trusts or loans that have defaulted and are no longer included in the unpaid principal balance of the loans in the trusts. However, it is unlikely that a repurchase claim will be received for every loan in a securitization or every file requested or that a valid defect exists for every loan repurchase claim. In addition, amounts paid on repurchase claims from a monoline are paid to the securitization trust and are applied in accordance with the terms of the governing securitization documents which may include use by the securitization trust to repay any outstanding monoline advances or reduce future advances from the monolines. To the extent that a monoline has not advanced funds or does not anticipate that it will be required to advance funds to the securitization trust, the likelihood of receiving a repurchase claim from a monoline may be reduced as the monoline would receive limited or no benefit from the payment of repurchase claims. Moreover, some monolines are not currently performing their obligations under the financial guaranty policies they issued which may, in certain circumstances, impact their ability to present repurchase claims, although in those circumstances, investors may be able to bring claims if contractual thresholds are met.
Whole Loan Sales and Private-label Securitizations Experience
The majority of the repurchase claims that the Corporation has received outside of those from the GSEs and monolines are from third-party whole-loan investors. In connection with these transactions, the Corporation provided representations and warranties and the whole-loan investors may retain those rights even when the loans were aggregated with other collateral into private-label securitizations sponsored by the whole-loan investors. The Corporation reviews properly presented repurchase claims for these whole loans on a loan-by-loan basis. If, after the Corporation’s review, it does not believe a claim is valid, it will deny the claim and generally indicate a reason for the denial. When the counterparty agrees with the Corporation’s denial of the claim, the counterparty may rescind the claim. When there is disagreement as to the resolution of the claim, meaningful dialogue and negotiation between the parties is generally necessary to reach conclusion on an individual claim. Generally, a whole-loan sale claimant is engaged in the repurchase process and the Corporation and the claimant reach resolution, either through loan-by-loan negotiation or at times, through a bulk settlement. Through December 31, 2011, 25 percent of the whole-loan claims that the Corporation initially denied have subsequently been resolved through repurchase or make-whole payments and 50 percent have been resolved through rescission or repayment in full by the borrower. Although the timeline for resolution varies, once an actionable breach is identified on a given loan, settlement is generally reached as to that loan within 60 to 90 days. When a claim has been denied and the Corporation does not have communication with the counterparty for six months, the Corporation views these claims as inactive; however, they remain in the outstanding claims balance until resolution.
In private-label securitizations, certain presentation thresholds need to be met in order for any repurchase claim to be asserted by investors. In 2011, there was an increase in repurchase claims from private-label securitization trustees that meet the required standards. During 2011, the Corporation received $2.1 billion of such repurchase claims. In addition, there has been an increase in requests for loan files from private-label securitization trustees, as well as requests for tolling agreements to toll the applicable statutes of limitation relating to representations and warranties claims, and the Corporation believes it is likely that these requests will lead to an increase in repurchase claims from private-label securitization trustees that meet required standards. The representations and warranties, as governed by the private-label securitization agreements, generally require that counterparties have the ability to both assert a claim and actually prove that a loan has an actionable defect under the applicable contracts. While the Corporation believes the agreements for private-label securitizations generally contain less rigorous representations and warranties and place higher burdens on investors seeking repurchases than the express provisions of comparable agreements with the GSEs without regard to any variations that may have arisen as a result of dealings with the GSEs, the agreements generally include a representation that underwriting practices were prudent and customary.
During 2010, the Corporation received claim demands totaling $1.7 billion from private-label securitization investors in the Covered Trusts. Non-GSE investors generally do not have the contractual right to demand repurchase of the loans directly or the right to access loan files. The inclusion of the $1.7 billion in outstanding claims, as reflected in the table on page 59, does not mean that the Corporation believes these claims have satisfied the contractual thresholds required for the private-label securitization investors to direct the securitization trustee to take action or that these claims are otherwise procedurally or substantively valid. One of these claimants has filed litigation against the Corporation relating to certain of these claims; the claims in this litigation would be extinguished if there is final court approval of the BNY Mellon Settlement.

Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Goodwill and Intangible Assets
Goodwill
The Goodwill table presents goodwill balances by business segment at December 31, 2011 and 2010. Effective January 1, 2012, the Corporation changed its basis of presentation from six to five segments. For more information on this realignment, see Note 26 – Business Segment Information. The reporting units utilized for goodwill impairment tests are the business segments or one level below. The majority of the decline in goodwill during 2011 was due to goodwill impairment charges as described in this Note.

Goodwill

	December 31
(Dollars in millions)	2011	2010
Consumer & Business Banking	$29,986	$29,986
Consumer Real Estate Services	—	2,796
Global Banking	24,802	24,358
Global Markets	4,441	4,439
Global Wealth & Investment Management	9,928	9,928
All Other	810	2,354
Total goodwill	$69,967	$73,861

International Consumer Card Businesses
In connection with the Corporation’s announcement on August 15, 2011 of its intention to exit the international consumer card businesses, goodwill of approximately $1.9 billion was allocated, on a relative fair value basis, from the Card Services reporting unit within Consumer & Business Banking (CBB) to All Other as of September 30, 2011. Of the $1.9 billion of goodwill allocated to the international consumer card businesses, $526 million of goodwill was allocated, on a relative fair value basis, to the Canadian consumer card business which was sold on December 1, 2011.
During the three months ended December 31, 2011, a goodwill impairment test was performed for the European consumer card businesses reporting unit as it was likely that the carrying amount of the businesses exceeded the fair value due to a decrease in estimated future growth projections. The Corporation concluded that goodwill was impaired, and accordingly, recorded a non-cash, non-tax deductible goodwill impairment charge of $581 million for the European consumer card businesses.
Consumer Real Estate Services
In connection with the sale of Balboa Insurance Company’s lender-placed insurance business on June 1, 2011, the Corporation allocated, on a relative fair value basis, $193 million of CRES goodwill to the business in determining the gain on the sale.
During the three months ended June 30, 2011, as a consequence of the BNY Mellon Settlement entered into by the Corporation on June 28, 2011, the adverse impact of the incremental mortgage-related charges, and the continued economic slowdown in the mortgage business, the Corporation performed a goodwill impairment test for the CRES reporting unit. The Corporation concluded that the remaining balance of goodwill of $2.6 billion was impaired, and accordingly, recorded a non-cash, non-tax deductible goodwill impairment charge to reduce the carrying value of the goodwill in CRES to zero.
2011 Annual Impairment Test
During the three months ended September 30, 2011, the Corporation completed its annual goodwill impairment test as of June 30, 2011 for all reporting units. Based on the results of step one of the annual goodwill impairment test, the Corporation determined that step two was not required for any of the reporting units as their fair value exceeded their carrying value indicating there was no impairment. The realignment of the reportable segments did not have a material impact on the conclusions of the 2011 annual goodwill impairment test. For more information on the realignment of the segments, see Note 26 – Business Segment Information.
2010 Impairment Tests
In 2010, the Corporation performed a goodwill impairment test for the Card Services reporting unit within CBB due to the continued stress on the business and the uncertain debit card interchange provisions under the Dodd-Frank Wall Street Reform and Consumer Protection Act (Financial Reform Act). The Corporation concluded that goodwill was impaired, and accordingly, recorded a non-cash, non-tax deductible goodwill impairment charge of $10.4 billion to reduce the carrying value of the goodwill in the Card Services reporting unit within CBB.
During the three months ended December 31, 2010, the Corporation performed a goodwill impairment test for the CRES reporting unit as it was likely that there was a decline in its fair value as a result of increased uncertainties, including existing and potential litigation exposure and other related risks, higher servicing costs including those related to loss mitigation, foreclosure related issues and the redeployment of centralized sales resources. The Corporation concluded that goodwill was impaired, and accordingly, recorded a non-cash, non-tax deductible goodwill impairment charge of $2.0 billion in CRES.
Intangible Assets
The table below presents the gross carrying amounts and accumulated amortization related to intangible assets at December 31, 2011 and 2010.

Intangible Assets

	December 31
	2011		2010
(Dollars in millions)	Gross Carrying Value	Accumulated Amortization	Gross Carrying Value	Accumulated Amortization
Purchased credit card relationships	$6,948	$4,775	$7,162	$4,085
Core deposit intangibles	3,903	2,915	5,394	4,094
Customer relationships	4,081	1,532	4,232	1,222
Affinity relationships	1,569	966	1,647	902
Other intangibles	2,476	768	3,087	1,296
Total intangible assets	$18,977	$10,956	$21,522	$11,599

Excluded from 2011 amounts are $3.2 billion of fully amortized intangible assets and $396 million of intangible assets sold as part of the consumer credit card portfolio sales that occurred during the year.
None of the intangible assets were impaired at December 31, 2011 or 2010. Amortization of intangibles expense was $1.5 billion, $1.7 billion and $2.0 billion in 2011, 2010 and 2009, respectively. The Corporation estimates aggregate amortization expense will be approximately $1.3 billion, $1.1 billion, $1.0 billion, $870 million and $770 million for 2012 through 2016, respectively.

Deposits	12 Months Ended
Dec. 31, 2011
Deposits [Abstract]
Deposit Liabilities Disclosures [Text Block]
Deposits
The Corporation had U.S. certificates of deposit and other U.S. time deposits of $100 thousand or more totaling $50.8 billion and $60.5 billion at December 31, 2011 and 2010. Non-U.S. certificates of deposit and other non-U.S. time deposits of $100 thousand or more totaled $34.0 billion and $40.6 billion at December 31, 2011 and 2010. The table below presents the contractual maturities for time deposits of $100 thousand or more at December 31, 2011.

Time Deposits of $100 Thousand or More

(Dollars in millions)	Three months or Less	Over Three Months to Twelve Months	Thereafter	Total
U.S. certificates of deposit and other time deposits	$20,402	$21,321	$9,091	$50,814
Non-U.S. certificates of deposit and other time deposits	30,060	747	3,180	33,987

The scheduled contractual maturities for total time deposits at December 31, 2011 are presented in the table below.

Contractual Maturities of Total Time Deposits

(Dollars in millions)	U.S.	Non-U.S.	Total
Due in 2012	$92,621	$41,286	$133,907
Due in 2013	10,956	8	10,964
Due in 2014	3,254	10	3,264
Due in 2015	1,774	3,098	4,872
Due in 2016	1,155	67	1,222
Thereafter	3,197	—	3,197
Total time deposits	$112,957	$44,469	$157,426

Federal Funds Sold, Securities Borrowed or Purchased Under Agreements to Resell and Short-term Borrowings	12 Months Ended
Dec. 31, 2011
Federal Funds Sold, Securities Borrowed or Purchased Under Agreements to Resell and Short-term Borrowings [Abstract]
Short-term Debt [Text Block]
Federal Funds Sold, Securities Borrowed or Purchased Under Agreements to Resell and Short-term Borrowings
The table below presents federal funds sold and securities borrowed or purchased under agreements to resell and short-term borrowings which include federal funds purchased, securities loaned or sold under agreements to repurchase, commercial paper and other short-term borrowings.

	2011		2010		2009
(Dollars in millions)	Amount	Rate	Amount	Rate	Amount	Rate
Federal funds sold and securities borrowed or purchased under agreements to resell
At December 31	$211,183	0.76%	$209,616	0.85%	$189,933	0.78%
Average during year	245,069	0.88	256,943	0.71	235,764	1.23
Maximum month-end balance during year	270,473	n/a	314,932	n/a	271,321	n/a
Federal funds purchased
At December 31	243	0.06	1,458	0.14	4,814	0.09
Average during year	1,658	0.08	4,718	0.15	4,239	0.05
Maximum month-end balance during year	4,133	n/a	8,320	n/a	4,814	n/a
Securities loaned or sold under agreements to repurchase
At December 31	214,621	1.08	243,901	1.15	250,371	0.39
Average during year	270,718	1.31	348,936	0.74	365,624	0.96
Maximum month-end balance during year	293,519	n/a	458,532	n/a	407,967	n/a
Commercial paper
At December 31	23	1.70	15,093	0.65	13,131	0.65
Average during year	8,897	0.53	25,923	0.56	26,697	1.03
Maximum month-end balance during year	21,212	n/a	36,236	n/a	37,025	n/a
Other short-term borrowings
At December 31	35,675	2.35	44,869	2.02	56,393	1.72
Average during year	42,996	2.31	50,752	1.88	92,084	1.87
Maximum month-end balance during year	47,087	n/a	63,081	n/a	169,602	n/a
n/a = not applicable
Bank of America, N.A. maintains a global program to offer up to a maximum of $75 billion outstanding at any one time, of bank notes with fixed or floating rates and maturities of at least seven days from the date of issue. Short-term bank notes outstanding under this program totaled $6.3 billion and $13.8 billion at December 31, 2011 and 2010. These short-term bank notes, along with Federal Home Loan Bank (FHLB) advances, U.S. Treasury tax and loan notes, and term federal funds purchased, are included in commercial paper and other short-term borrowings on the Consolidated Balance Sheet. See Note 13 – Long-term Debt for information regarding the long-term notes that have been issued under the $75 billion bank note program.

Long-term Debt	12 Months Ended
Dec. 31, 2011
Long-term Debt, Unclassified [Abstract]
Long-term Debt [Text Block]
Long-term Debt
Long-term debt consists of borrowings having an original maturity of one year or more. The table below presents the balance of long-term debt at December 31, 2011 and 2010, and the related contractual rates and maturity dates at December 31, 2011.

	December 31
(Dollars in millions)	2011	2010
Notes issued by Bank of America Corporation
Senior notes:
Fixed, with a weighted-average rate of 4.81%, ranging from 1.42% to 7.85%, due 2012 to 2043	$95,199	$85,157
Floating, with a weighted-average rate of 1.46%, ranging from 0.23% to 6.64%, due 2012 to 2041	28,064	36,162
Senior structured notes	18,920	18,796
Subordinated notes:
Fixed, with a weighted-average rate of 5.39%, ranging from 1.80% to 10.20%, due 2012 to 2038	24,509	26,553
Floating, with a weighted-average rate of 2.02%, ranging from 0.12% to 5.06%, due 2016 to 2019	704	705
Junior subordinated notes (related to trust preferred securities):
Fixed, with a weighted-average rate of 6.93%, ranging from 5.25% to 11.45%, due 2026 to 2055	12,859	15,709
Floating, with a weighted-average rate of 1.14%, ranging from 0.80% to 3.81%, due 2027 to 2056	1,165	3,514
Total notes issued by Bank of America Corporation	181,420	186,596
Notes issued by Merrill Lynch & Co., Inc. and subsidiaries
Senior notes:
Fixed, with a weighted-average rate of 5.64%, ranging from 1.10% to 17.61%, due 2012 to 2037	41,103	43,495
Floating, with a weighted-average rate of 1.77%, ranging from 0.03% to 5.18%, due 2012 to 2044	18,480	27,447
Senior structured notes	27,578	38,891
Subordinated notes:
Fixed, with a weighted-average rate of 6.04%, ranging from 2.61% to 8.13%, due 2016 to 2038	11,454	9,423
Floating, with a weighted-average rate of 1.59%, ranging from 0.98% to 2.89%, due 2017 to 2026	1,207	1,935
Junior subordinated notes (related to trust preferred securities):
Fixed, with a weighted-average rate of 6.91%, ranging from 6.45% to 7.38%, due 2048 to perpetual	3,600	3,576
Other long-term debt	701	986
Total notes issued by Merrill Lynch & Co., Inc. and subsidiaries	104,123	125,753
Notes issued by Bank of America, N.A. and other subsidiaries
Senior notes:
Fixed, with a weighted-average rate of 5.06%, ranging from 4.00% to 7.61%, due 2012 to 2027	164	169
Floating, with a weighted-average rate of 0.28%, ranging from 0.21% to 0.77%, due 2012 to 2051	8,029	12,562
Senior structured notes	—	1,319
Subordinated notes:
Fixed, with a weighted-average rate of 5.68%, ranging from 5.30% to 6.10%, due 2016 to 2036	5,273	5,194
Floating, with a weighted-average rate of 0.83%, ranging from 0.37% to 0.85%, due 2016 to 2019	1,401	2,023
Total notes issued by Bank of America, N.A. and other subsidiaries	14,867	21,267
Other debt
Senior structured notes	1,187	—
Subordinated notes:
Fixed, with a weighted average rate of 6.87%, ranging from 6.63% to 7.13%, due 2012	983	—
Advances from Federal Home Loan Banks:
Fixed, with a weighted-average rate of 3.42%, ranging from 0.95% to 7.72%, due 2012 to 2034	18,798	41,001
Other	1,833	2,801
Total other debt	22,801	43,802
Total long-term debt excluding consolidated VIEs	323,211	377,418
Long-term debt of consolidated VIEs	49,054	71,013
Total long-term debt	$372,265	$448,431

Bank of America Corporation, Merrill Lynch & Co., Inc. and subsidiaries, and Bank of America, N.A. maintain various U.S. and non-U.S. debt programs to offer both senior and subordinated notes. The notes may be denominated in U.S. dollars or foreign currencies. At December 31, 2011 and 2010, the amount of foreign currency-denominated debt translated into U.S. dollars included in total long-term debt was $117.0 billion and $145.9 billion. Foreign currency contracts are used to convert certain foreign currency-denominated debt into U.S. dollars.
At December 31, 2011, long-term debt of consolidated VIEs included credit card, automobile, home equity and other VIEs of $33.1 billion, $2.9 billion, $3.1 billion and $10.0 billion, respectively. Long-term debt of VIEs is collateralized by the assets of the VIEs. For more information, see Note 8 – Securitizations and Other Variable Interest Entities. The majority of the floating rates are based on three- and six-month LIBOR.

At December 31, 2011 and 2010, Bank of America Corporation had approximately $69.8 billion and $88.4 billion of authorized, but unissued corporate debt and other securities under its existing U.S. shelf registration statements. At December 31, 2011 and 2010, Bank of America, N.A. had approximately $62.4 billion and $54.1 billion of authorized, but unissued bank notes under its existing $75 billion bank note program. Long-term bank notes issued and outstanding under the program totaled $6.3 billion and $7.1 billion at December 31, 2011 and 2010. At both December 31, 2011 and 2010, Bank of America, N.A. had approximately $20.6 billion of authorized, but unissued mortgage notes under its $30.0 billion mortgage bond program.
The weighted-average effective interest rates for total long-term debt (excluding senior structured notes), total fixed-rate debt and total floating-rate debt, were 4.35 percent, 5.17 percent and 1.38 percent, respectively, at December 31, 2011 and 3.96 percent, 5.02 percent and 1.09 percent, respectively, at December 31, 2010. The Corporation’s ALM activities maintain an overall interest rate risk management strategy that incorporates the use of interest rate contracts to manage fluctuations in earnings that are caused by interest rate volatility. The Corporation’s goal is to manage interest rate sensitivity so that movements in interest rates do not significantly adversely affect earnings and capital. The above weighted-average rates are the contractual interest rates on the debt and do not reflect the impacts of derivative transactions.
The weighted-average interest rate for debt, excluding senior structured notes, issued by Merrill Lynch & Co., Inc. and subsidiaries was 4.74 percent and 4.11 percent at December 31, 2011 and 2010. As of December 31, 2011, the Corporation has not assumed or guaranteed the $105.6 billion of long-term debt that was issued or guaranteed by Merrill Lynch & Co., Inc. or its subsidiaries prior to the acquisition of Merrill Lynch by the Corporation. All existing Merrill Lynch & Co., Inc. guarantees of securities issued by certain Merrill Lynch subsidiaries under various non-U.S. securities offering programs will remain in full force and effect as long as those securities are outstanding, and the Corporation has not assumed any of those prior Merrill Lynch & Co., Inc. guarantees or otherwise guaranteed such securities.
Certain senior structured notes are accounted for under the fair value option. For more information on these senior structured notes, see Note 23 – Fair Value Option.
The table below represents the carrying value for aggregate annual maturities of long-term debt at December 31, 2011.

Long-term Debt by Maturity

(Dollars in millions)	2012	2013	2014	2015	2016	Thereafter	Total
Bank of America Corporation	$43,877	$9,967	$19,166	$13,895	$20,575	$73,940	$181,420
Merrill Lynch & Co., Inc. and subsidiaries	22,494	16,579	17,784	4,415	3,897	38,954	104,123
Bank of America, N.A. and other subsidiaries	5,776	—	29	—	1,134	7,928	14,867
Other debt	13,738	4,888	1,658	380	15	2,122	22,801
Total long-term debt excluding consolidated VIEs	85,885	31,434	38,637	18,690	25,621	122,944	323,211
Long-term debt of consolidated VIEs	11,530	14,353	9,201	1,330	2,898	9,742	49,054
Total long-term debt	$97,415	$45,787	$47,838	$20,020	$28,519	$132,686	$372,265

Included in the above table are certain structured notes that contain provisions whereby the borrowings are redeemable at the option of the holder (put options) at specified dates prior to maturity. Other structured notes have coupon or repayment terms linked to the performance of debt or equity securities, indices, currencies or commodities and the maturity may be accelerated based on the value of a referenced index or security. In both cases, the Corporation or a subsidiary may be required to settle the obligation for cash or other securities prior to the contractual maturity date. These borrowings are reflected in the above table as maturing at their earliest put or redemption date.
Trust Preferred and Hybrid Securities
Trust preferred securities (Trust Securities) are primarily issued by trust companies (the Trusts) that are not consolidated. These Trust Securities are mandatorily redeemable preferred security obligations of the Trusts. The sole assets of the Trusts generally are junior subordinated deferrable interest notes of the Corporation or its subsidiaries (the Notes). The Trusts generally are 100 percent-owned finance subsidiaries of the Corporation. Obligations associated with the Notes are included in the long-term debt table on page 67.
Certain of the Trust Securities were issued at a discount and may be redeemed prior to maturity at the option of the Corporation. The Trusts generally have invested the proceeds of such Trust Securities in the Notes. Each issue of the Notes has an interest rate equal to the corresponding Trust Securities distribution rate. The Corporation has the right to defer payment of interest on the Notes at any time or from time to time for a period not exceeding five years provided that no extension period may extend beyond the stated maturity of the relevant Notes. During any such extension period, distributions on the Trust Securities will also be deferred and the Corporation’s ability to pay dividends on its common and preferred stock will be restricted.
The Trust Securities generally are subject to mandatory redemption upon repayment of the related Notes at their stated maturity dates or their earlier redemption at a redemption price equal to their liquidation amount plus accrued distributions to the date fixed for redemption and the premium, if any, paid by the Corporation upon concurrent repayment of the related Notes.
Periodic cash payments and payments upon liquidation or redemption with respect to Trust Securities are guaranteed by the Corporation or its subsidiaries to the extent of funds held by the Trusts (the Preferred Securities Guarantee). The Preferred Securities Guarantee, when taken together with the Corporation’s other obligations including its obligations under the Notes, generally will constitute a full and unconditional guarantee, on a subordinated basis, by the Corporation of payments due on the Trust Securities.
Hybrid Income Term Securities (HITS) totaling $1.6 billion were issued by the Trusts to institutional investors during 2007. The BAC Capital Trust XIII Floating-Rate Preferred HITS had a distribution rate of three-month LIBOR plus 40 bps and the BAC Capital Trust XIV Fixed-to-Floating Rate Preferred HITS had an initial distribution rate of 5.63 percent. Both series of HITS represent beneficial interests in the assets of the respective capital trust, which consist of a series of the Corporation’s junior subordinated notes and a stock purchase contract for a specified series of the Corporation’s preferred stock. The Corporation will remarket the junior subordinated notes underlying each series of HITS on or about the five-year anniversary of the issuance to obtain sufficient funds for the capital trusts to buy the Corporation’s preferred stock under the stock purchase contracts. Following the successful remarketing of the notes and the subsequent purchase of the Corporation’s preferred stock under the stock purchase contracts, the preferred stock will constitute the sole asset of the applicable trust.
In connection with the HITS, the Corporation entered into two replacement capital covenants for the benefit of investors in certain series of the Corporation’s long-term indebtedness (Covered Debt). As of December 31, 2011, the Corporation’s 6.625% Junior Subordinated Notes due 2036 constitute the Covered Debt under the covenant corresponding to the Floating-Rate Preferred HITS and the Corporation’s 5.625% Junior Subordinated Notes due 2035 constitute the Covered Debt under the covenant corresponding to the Fixed-to-Floating Rate Preferred HITS. These covenants generally restrict the ability of the Corporation and its subsidiaries to redeem or purchase the HITS and related securities unless the Corporation has obtained the prior approval of the Federal Reserve if required under the Federal Reserve’s capital guidelines, the redemption or purchase price of the HITS does not exceed the amount received by the Corporation from the sale of certain qualifying securities, and such replacement securities qualify as Tier 1 capital and are not “restricted core capital elements” under the Federal Reserve’s guidelines.
In 2011, as part of the exchange agreements described in Note 15 – Shareholders’ Equity, the Corporation issued 282 million shares of common stock valued at $1.6 billion and senior notes valued at $1.5 billion in exchange for $3.8 billion aggregate liquidation amount of previously issued Trust Securities. Upon the exchange, the Corporation immediately surrendered the Trust Securities to the unconsolidated Trusts for cancellation, resulting in the cancellation of an equal amount of junior subordinated notes that had a carrying value of $4.3 billion, resulting in a gain on extinguishment of debt of $1.2 billion. In addition, the Corporation issued 26 million shares of common stock valued at $138 million and senior notes valued at $505 million in exchange for $917 million aggregate liquidation amount of HITS. Upon the exchange, the Corporation immediately surrendered the HITS to the unconsolidated Trusts for cancellation, resulting in the cancellation of an equal amount of junior subordinated notes that had a carrying value of $915 million, and the cancellation of a corresponding amount of the underlying stock purchase contract, resulting in a $12 million loss on extinguishment of debt and an increase to additional paid-in capital of $284 million. For additional information regarding these exchanges, see Note 15 – Shareholders’ Equity.
The table below lists each series of Trust Securities or HITS, and the corresponding aggregate liquidation preference covered by the Exchange Agreements.

Negotiated Exchanges

Aggregate Liquidation Amount Exchanged

(Dollars in millions)
HITS
Trust XIII	$559
Trust XIV	358
Trust Securities
BAC Capital Trust I	1
BAC Capital Trust II	2
BAC Capital Trust III	1
BAC Capital Trust IV	8
BAC Capital Trust V	4
BAC Capital Trust VI	823
BAC Capital Trust VII (1)	1,114
BAC Capital Trust VIII	4
BAC Capital Trust X	9
BAC Capital Trust XI	198
BAC Capital Trust XV	446
NB Capital Trust II	76
NB Capital Trust III	269
NB Capital Trust IV	73
Fleet Capital Trust II	47
Bank of America Capital III	226
Fleet Capital Trust V	142
BankBoston Capital Trust III	136
BankBoston Capital Trust IV	95
MBNA Capital B	165
Total exchanged	$4,756
(1) Notes were denominated in British Pound. Presentation currency is U.S. Dollar.

The Trust Securities Summary table details the outstanding Trust Securities, HITS and the related Notes previously issued which remained outstanding at December 31, 2011, as originated by Bank of America Corporation and its predecessor companies and subsidiaries, after consideration of the exchange agreements. For additional information on Trust Securities for regulatory capital purposes, see Note 18 – Regulatory Requirements and Restrictions.

Trust Securities Summary

(Dollars in millions)
Issuer	Issuance Date	Aggregate Principal Amount of Trust Securities	Aggregate Principal Amount of the Notes	Stated Maturity of the Notes	Per Annum Interest Rate of the Notes	Interest Payment Dates	Redemption Period
Bank of America
Capital Trust I	December 2001	$574	$592	December 2031	7.00%	3/15,6/15,9/15,12/15	On or after 12/15/06
Capital Trust II	January 2002	898	926	February 2032	7.00	2/1,5/1,8/1,11/1	On or after 2/01/07
Capital Trust III	August 2002	500	516	August 2032	7.00	2/15,5/15,8/15,11/15	On or after 8/15/07
Capital Trust IV	April 2003	367	379	May 2033	5.88	2/1,5/1,8/1,11/1	On or after 5/01/08
Capital Trust V	November 2004	514	530	November 2034	6.00	2/3,5/3,8/3,11/3	On or after 11/03/09
Capital Trust VI	March 2005	177	208	March 2035	5.63	3/8,9/8	Any time
Capital Trust VII (1)	August 2005	260	258	August 2035	5.25	2/10,8/10	Any time
Capital Trust VIII	August 2005	526	542	August 2035	6.00	2/25,5/25,8/25,11/25	On or after 8/25/10
Capital Trust X	March 2006	891	919	March 2055	6.25	3/29,6/29,9/29,12/29	On or after 3/29/11
Capital Trust XI	May 2006	802	833	May 2036	6.63	5/23,11/23	Any time
Capital Trust XII	August 2006	863	890	August 2055	6.88	2/2,5/2,8/2,11/2	On or after 8/02/11
Capital Trust XIII	February 2007	141	141	March 2043	3-mo. LIBOR +40 bps	3/15,6/15,9/15,12/15	On or after 3/15/17
Capital Trust XIV	February 2007	492	492	March 2043	5.63	3/15,9/15	On or after 3/15/17
Capital Trust XV	May 2007	54	54	June 2056	3-mo. LIBOR +80 bps	3/1,6/1,9/1,12/1	On or after 6/01/37
NationsBank
Capital Trust II	December 1996	289	300	December 2026	7.83	6/15,12/15	On or after 12/15/06
Capital Trust III	February 1997	231	246	January 2027	3-mo. LIBOR +55 bps	1/15,4/15,7/15,10/15	On or after 1/15/07
Capital Trust IV	April 1997	427	442	April 2027	8.25	4/15,10/15	On or after 4/15/07
BankAmerica
Institutional Capital A	November 1996	450	464	December 2026	8.07	6/30,12/31	On or after 12/31/06
Institutional Capital B	November 1996	300	309	December 2026	7.70	6/30,12/31	On or after 12/31/06
Capital II	December 1996	450	464	December 2026	8.00	6/15,12/15	On or after 12/15/06
Capital III	January 1997	174	186	January 2027	3-mo. LIBOR +57 bps	1/15,4/15,7/15,10/15	On or after 1/15/02
Barnett
Capital III	January 1997	250	258	February 2027	3-mo. LIBOR +62.5 bps	2/1,5/1,8/1,11/1	On or after 2/01/07
Fleet
Capital Trust II	December 1996	203	211	December 2026	7.92	6/15,12/15	On or after 12/15/06
Capital Trust V	December 1998	108	116	December 2028	3-mo. LIBOR +100 bps	3/18,6/18,9/18,12/18	On or after 12/18/03
Capital Trust VIII	March 2002	534	550	March 2032	7.20	3/15,6/15,9/15,12/15	On or after 3/08/07
Capital Trust IX	July 2003	175	180	August 2033	6.00	2/1,5/1,8/1,11/1	On or after 7/31/08
BankBoston
Capital Trust III	June 1997	114	122	June 2027	3-mo. LIBOR +75 bps	3/15,6/15,9/15,12/15	On or after 6/15/07
Capital Trust IV	June 1998	155	163	June 2028	3-mo. LIBOR +60 bps	3/8,6/8,9/8,12/8	On or after 6/08/03
Progress
Capital Trust I	June 1997	9	9	June 2027	10.50	6/1,12/1	On or after 6/01/07
Capital Trust II	July 2000	6	6	July 2030	11.45	1/19,7/19	On or after 7/19/10
Capital Trust III	November 2002	10	10	November 2032	3-mo. LIBOR +335 bps	2/15,5/15,8/15,11/15	On or after 11/15/07
Capital Trust IV	December 2002	5	5	January 2033	3-mo. LIBOR +335 bps	1/7,4/7,7/7,10/7	On or after 1/07/08
MBNA
Capital Trust A	December 1996	250	258	December 2026	8.28	6/1,12/1	On or after 12/01/06
Capital Trust B	January 1997	115	124	February 2027	3-mo. LIBOR +80 bps	2/1,5/1,8/1,11/1	On or after 2/01/07
Capital Trust D	June 2002	300	309	October 2032	8.13	1/1,4/1,7/1,10/1	On or after 10/01/07
Capital Trust E	November 2002	200	206	February 2033	8.10	2/15,5/15,8/15,11/15	On or after 2/15/08
ABN AMRO North America
Series I	May 2001	77	77	Perpetual	3-mo. LIBOR +175 bps	2/15,5/15,8/15,11/15	On or after 11/08/12
Series II	May 2001	77	77	Perpetual	3-mo. LIBOR +175 bps	3/15,6/15,9/15,12/15	On or after 11/08/12
Series III	May 2001	77	77	Perpetual	3-mo. LIBOR +175 bps	1/15,4/15,7/15,10/15	On or after 11/08/12
Series IV	May 2001	77	77	Perpetual	3-mo. LIBOR +175 bps	2/28,5/30,8/30,11/30	On or after 11/08/12
Series V	May 2001	77	77	Perpetual	3-mo. LIBOR +175 bps	3/30,6/30,9/30,12/30	On or after 11/08/12
Series VI	May 2001	77	77	Perpetual	3-mo. LIBOR +175 bps	1/30,4/30,7/30,10/30	On or after 11/08/12
Series VII	May 2001	88	88	Perpetual	3-mo. LIBOR +175 bps	3/15,6/15,9/15,12/15	On or after 11/08/12
Series IX	June 2001	70	70	Perpetual	3-mo. LIBOR +175 bps	3/5,6/5,9/5,12/5	On or after 11/08/12
Series X	June 2001	53	53	Perpetual	3-mo. LIBOR +175 bps	3/12,6/12,9/12,12/12	On or after 11/08/12
Series XI	June 2001	27	27	Perpetual	3-mo. LIBOR +175 bps	3/26,6/26,9/26,12/26	On or after 11/08/12
Series XII	June 2001	80	80	Perpetual	3-mo. LIBOR +175 bps	1/10,4/10,7/10,10/10	On or after 11/08/12
Series XIII	June 2001	70	70	Perpetual	3-mo. LIBOR +175 bps	1/24,4/24,7/24,10/24	On or after 11/08/12
LaSalle
Series I	August 2000	491	491	Perpetual	3-mo. LIBOR +105.5 bps thereafter	3/15,6/15,9/15,12/15	On or after 9/15/10
Series J	September 2000	94	94	Perpetual	3-mo. LIBOR +105.5 bps thereafter	3/15,6/15,9/15,12/15	On or after 9/15/10
Countrywide
Capital III	June 1997	200	206	June 2027	8.05	6/15,12/15	Only under special event
Capital IV	April 2003	500	515	April 2033	6.75	1/1,4/1,7/1,10/1	On or after 4/11/08
Capital V	November 2006	1,495	1,496	November 2036	7.00	2/1,5/1,8/1,11/1	On or after 11/01/11
Merrill Lynch
Preferred Capital Trust III	January 1998	750	900	Perpetual	7.00	3/30,6/30,9/30,12/30	On or after 3/08
Preferred Capital Trust IV	June 1998	400	480	Perpetual	7.12	3/30,6/30,9/30,12/30	On or after 6/08
Preferred Capital Trust V	November 1998	850	1,021	Perpetual	7.28	3/30,6/30,9/30,12/30	On or after 9/08
Capital Trust I	December 2006	1,050	1,051	December 2066	6.45	3/15,6/15,9/15,12/15	On or after 12/11
Capital Trust II	May 2007	950	951	June 2062	6.45	3/15,6/15,9/15,12/15	On or after 6/12
Capital Trust III	August 2007	750	751	September 2062	7.375	3/15,6/15,9/15,12/15	On or after 9/12
Total		$20,194	$21,024

(1)	Notes were denominated in British Pound. Presentation currency is U.S. Dollar.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Commitments and Contingencies
In the normal course of business, the Corporation enters into a number of off-balance sheet commitments. These commitments expose the Corporation to varying degrees of credit and market risk and are subject to the same credit and market risk limitation reviews as those instruments recorded on the Corporation’s Consolidated Balance Sheet.
Credit Extension Commitments
The Corporation enters into commitments to extend credit such as loan commitments, SBLC and commercial letters of credit to meet the financing needs of its customers. The table below includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated) to other financial institutions of $27.1 billion and $23.3 billion at December 31, 2011 and 2010. At December 31, 2011, the carrying amount of these commitments, excluding commitments accounted for under the fair value option, was $741 million, including deferred revenue of $27 million and a reserve for unfunded lending commitments of $714 million. At December 31, 2010, the comparable amounts were $1.2 billion, $29 million and $1.2 billion, respectively. The carrying amount of these commitments is classified in accrued expenses and other liabilities on the Consolidated Balance Sheet.
The table below also includes the notional amount of commitments of $25.7 billion and $27.3 billion at December 31, 2011 and 2010 that are accounted for under the fair value option. However, the table below excludes fair value adjustments of $1.2 billion and $866 million on these commitments, which are classified in accrued expenses and other liabilities. For information regarding the Corporation’s loan commitments accounted for under the fair value option, see Note 23 – Fair Value Option.

Credit Extension Commitments

	December 31, 2011
(Dollars in millions)	Expire in One Year or Less	Expire After One Year Through Three Years	Expire After Three Years Through Five Years	Expire After Five Years	Total
Notional amount of credit extension commitments
Loan commitments	$96,291	$85,413	$120,770	$15,009	$317,483
Home equity lines of credit	1,679	7,765	20,963	37,066	67,473
Standby letters of credit and financial guarantees (1)	26,965	18,932	6,433	5,505	57,835
Letters of credit	2,828	27	5	383	3,243
Legally binding commitments	127,763	112,137	148,171	57,963	446,034
Credit card lines (2)	449,097	—	—	—	449,097
Total credit extension commitments	$576,860	$112,137	$148,171	$57,963	$895,131

	December 31, 2010
Notional amount of credit extension commitments
Loan commitments	$152,926	$144,461	$43,465	$16,172	$357,024
Home equity lines of credit	1,722	4,290	18,207	55,886	80,105
Standby letters of credit and financial guarantees (1)	35,275	18,940	4,144	5,897	64,256
Letters of credit (3)	3,698	110	—	874	4,682
Legally binding commitments	193,621	167,801	65,816	78,829	506,067
Credit card lines (2)	497,068	—	—	—	497,068
Total credit extension commitments	$690,689	$167,801	$65,816	$78,829	$1,003,135

(1)
The notional amounts of SBLCs and financial guarantees classified as investment grade and non-investment grade based on the credit quality of the underlying reference name within the instrument were $39.2 billion and $17.8 billion at December 31, 2011 and $41.1 billion and $22.4 billion at December 31, 2010. Amount includes consumer SBLCs of $859 million at December 31, 2011.

(2)	Includes business card unused lines of credit.

(3)	Amount includes $849 million of consumer letters of credit and $3.8 billion of commercial letters of credit at December 31, 2010.
Legally binding commitments to extend credit generally have specified rates and maturities. Certain of these commitments have adverse change clauses that help to protect the Corporation against deterioration in the borrower’s ability to pay.
Other Commitments
Global Principal Investments and Other Equity Investments
At December 31, 2011 and 2010, the Corporation had unfunded equity investment commitments of $772 million and $1.5 billion. In light of proposed Basel regulatory capital changes related to unfunded commitments over the past two years, the Corporation has actively reduced these commitments in a series of sale transactions involving its private equity fund investments.
Other Commitments
At December 31, 2011 and 2010, the Corporation had commitments to purchase loans (e.g., residential mortgage and commercial real estate) of $2.5 billion and $2.6 billion which upon settlement will be included in loans or LHFS.
At December 31, 2011 and 2010, the Corporation had commitments to enter into forward-dated resale and securities borrowing agreements of $67.0 billion and $39.4 billion. In addition, the Corporation had commitments to enter into forward-dated repurchase and securities lending agreements of $42.0 billion and $33.5 billion. All of these commitments expire within the next 12 months.
The Corporation is a party to operating leases for certain of its premises and equipment. Commitments under these leases are approximately $3.0 billion, $2.6 billion, $2.0 billion, $1.6 billion and $1.3 billion for 2012 through 2016, respectively, and $6.1 billion in the aggregate for all years thereafter.
The Corporation has entered into agreements with providers of market data, communications, systems consulting and other office-related services. At December 31, 2011 and 2010, the minimum fee commitments over the remaining terms of these agreements totaled $1.9 billion and $2.1 billion.
Other Guarantees
Bank-owned Life Insurance Book Value Protection
The Corporation sells products that offer book value protection to insurance carriers who offer group life insurance policies to corporations, primarily banks. The book value protection is provided on portfolios of intermediate investment-grade fixed-income securities and is intended to cover any shortfall in the event that policyholders surrender their policies and market value is below book value. To manage its exposure, the Corporation imposes significant restrictions on surrenders and the manner in which the portfolio is liquidated and the funds are accessed. In addition, investment parameters of the underlying portfolio are restricted. These constraints, combined with structural protections, including a cap on the amount of risk assumed on each policy, are designed to provide adequate buffers and guard against payments even under extreme stress scenarios. These guarantees are recorded as derivatives and carried at fair value in the trading portfolio. At both December 31, 2011 and 2010, the notional amount of these guarantees totaled $15.8 billion and the Corporation’s maximum exposure related to these guarantees totaled $5.1 billion and $5.0 billion with estimated maturity dates between 2030 and 2040. As of December 31, 2011, the Corporation had not made a payment under these products. The possibility of surrender or other payment associated with these guarantees exists. The net fair value of the liability associated with these guarantees was $48 million and $78 million at December 31, 2011 and 2010 and reflects the probability of surrender as well as the multiple structural protection features in the contracts.
Employee Retirement Protection
The Corporation sells products that offer book value protection primarily to plan sponsors of the Employee Retirement Income Security Act of 1974 (ERISA) governed pension plans, such as 401(k) plans and 457 plans. The book value protection is provided on portfolios of intermediate/short-term investment-grade fixed-income securities and is intended to cover any shortfall in the event that plan participants continue to withdraw funds after all securities have been liquidated and there is remaining book value. The Corporation retains the option to exit the contract at any time. If the Corporation exercises its option, the purchaser can require the Corporation to purchase high-quality fixed-income securities, typically government or government-backed agency securities, with the proceeds of the liquidated assets to assure the return of principal. To manage its exposure, the Corporation imposes significant restrictions and constraints on the timing of the withdrawals, the manner in which the portfolio is liquidated and the funds are accessed, and the investment parameters of the underlying portfolio. These constraints, combined with structural protections, are designed to provide adequate buffers and guard against payments even under extreme stress scenarios. These guarantees are recorded as derivatives and carried at fair value in the trading portfolio. At December 31, 2011 and 2010, the notional amount of these guarantees totaled $28.8 billion and $33.8 billion with estimated maturity dates up to 2015 if the exit option is exercised on all deals. As of December 31, 2011, the Corporation had not made a payment under these products.
Indemnifications
In the ordinary course of business, the Corporation enters into various agreements that contain indemnifications, such as tax indemnifications, whereupon payment may become due if certain external events occur, such as a change in tax law. The indemnification clauses are often standard contractual terms and were entered into in the normal course of business based on an assessment that the risk of loss would be remote. These agreements typically contain an early termination clause that permits the Corporation to exit the agreement upon these events. The maximum potential future payment under indemnification agreements is difficult to assess for several reasons, including the occurrence of an external event, the inability to predict future changes in tax and other laws, the difficulty in determining how such laws would apply to parties in contracts, the absence of exposure limits contained in standard contract language and the timing of the early termination clause. Historically, any payments made under these guarantees have been de minimis. The Corporation has assessed the probability of making such payments in the future as remote.
Merchant Services
During 2009, the Corporation contributed its merchant services business to a joint venture in exchange for a 46.5 percent ownership interest in the joint venture. In 2010, the joint venture purchased the interest held by one of the three initial investors bringing the Corporation’s ownership interest up to 49 percent. For additional information on the joint venture agreement, see Note 5 – Securities.
In accordance with credit and debit card association rules, the Corporation sponsors merchant processing servicers that process credit and debit card transactions on behalf of various merchants. In connection with these services, a liability may arise in the event of a billing dispute between the merchant and a cardholder that is ultimately resolved in the cardholder’s favor. If the merchant defaults on its obligation to reimburse the cardholder, the cardholder, through its issuing bank, generally has until six months after the date of the transaction to present a chargeback to the merchant processor, which is primarily liable for any losses on covered transactions. However, if the merchant processor fails to meet its obligation to reimburse the cardholder for disputed transactions, then the Corporation, as the sponsor, could be held liable for the disputed amount. In 2011 and 2010, the sponsored entities processed and settled $460.4 billion and $339.4 billion of transactions and recorded losses of $11 million and $17 million. At December 31, 2011 and 2010, the Corporation held as collateral $238 million and $25 million of merchant escrow deposits which may be used to offset amounts due from the individual merchants.
The Corporation believes that the maximum potential exposure is not representative of the actual potential loss exposure. The Corporation believes the maximum potential exposure for chargebacks would not exceed the total amount of merchant transactions processed through Visa, MasterCard and Discover for the last six months, which represents the claim period for the cardholder, plus any outstanding delayed-delivery transactions. As of December 31, 2011 and 2010, the maximum potential exposure for sponsored transactions totaled approximately $236.0 billion and $139.5 billion. The Corporation does not expect to make material payments in connection with these guarantees.
Other Derivative Contracts
The Corporation funds selected assets, including securities issued by CDOs and CLOs, through derivative contracts, typically total return swaps, with third parties and VIEs that are not consolidated on the Corporation’s Consolidated Balance Sheet. At December 31, 2011 and 2010, the total notional amount of these derivative contracts was approximately $3.2 billion and $4.3 billion with commercial banks and $1.8 billion and $1.7 billion with VIEs. The underlying securities are senior securities and substantially all of the Corporation’s exposures are insured. Accordingly, the Corporation’s exposure to loss consists principally of counterparty risk to the insurers. In certain circumstances, generally as a result of ratings downgrades, the Corporation may be required to purchase the underlying assets, which would not result in additional gain or loss to the Corporation as such exposure is already reflected in the fair value of the derivative contracts.
Other Guarantees
The Corporation sells products that guarantee the return of principal to investors at a preset future date. These guarantees cover a broad range of underlying asset classes and are designed to cover the shortfall between the market value of the underlying portfolio and the principal amount on the preset future date. To manage its exposure, the Corporation requires that these guarantees be backed by structural and investment constraints and certain pre-defined triggers that would require the underlying assets or portfolio to be liquidated and invested in zero-coupon bonds that mature at the preset future date. The Corporation is required to fund any shortfall between the proceeds of the liquidated assets and the purchase price of the zero-coupon bonds at the preset future date. These guarantees are recorded as derivatives and carried at fair value in the trading portfolio. At December 31, 2011 and 2010, the notional amount of these guarantees totaled $300 million and $666 million. These guarantees have various maturities ranging from two to five years. As of December 31, 2011 and 2010, the Corporation had not made a payment under these products and has assessed the probability of payments under these guarantees as remote.
The Corporation has entered into additional guarantee agreements and commitments, including lease-end obligation agreements, partial credit guarantees on certain leases, real estate joint venture guarantees, sold risk participation swaps, divested business commitments and sold put options that require gross settlement. The maximum potential future payment under these agreements was approximately $3.7 billion and $3.4 billion at December 31, 2011 and 2010. The estimated maturity dates of these obligations extend up to 2033. The Corporation has made no material payments under these guarantees.
In the normal course of business, the Corporation periodically guarantees the obligations of its affiliates in a variety of transactions including ISDA-related transactions and non ISDA-related transactions such as commodities trading, repurchase agreements, prime brokerage agreements and other transactions.
Payment Protection Insurance Claims Matter
In the U.K., the Corporation sells payment protection insurance (PPI) through its international card services business to credit card customers and has previously sold this insurance to consumer loan customers. PPI covers a consumer’s loan for debt repayment if certain events occur such as loss of job or illness. In response to an elevated level of customer complaints of misleading sales tactics across the industry, heightened media coverage and pressure from consumer advocacy groups, the U.K. Financial Services Authority (FSA) investigated and raised concerns about the way some companies have handled complaints relating to the sale of these insurance policies. In August 2010, the FSA issued a policy statement (the FSA Policy Statement) on the assessment and remediation of PPI claims that is applicable to the Corporation’s U.K. consumer businesses and is intended to address concerns among consumers and regulators regarding the handling of PPI complaints across the industry. The FSA Policy Statement sets standards for the sale of PPI that apply to current and prior sales, and in the event a company does not or did not comply with the standards, it is alleged that the insurance was incorrectly sold, giving the customer rights to remedies. The FSA Policy Statement also requires companies to review their sales practices and to proactively remediate non-complaining customers if evidence of a systematic breach of the newly articulated sales standards is discovered, which could include refunding premiums paid.
In October 2010, the British Bankers’ Association (BBA), on behalf of its members, including the Corporation, challenged the provisions of the FSA Policy Statement and its retroactive application to sales of PPI to U.K. consumers through a judicial review process against the FSA and the U.K. Financial Ombudsman Service. On April 20, 2011, the U.K. court issued a judgment upholding the FSA Policy Statement as promulgated and dismissing the BBA’s challenge. The BBA did not appeal the decision. Following the conclusion of the judicial review and the subsequent completion of the detailed root cause analysis as required by the FSA Policy Statement, the Corporation reassessed its reserve for PPI claims during 2010. The total accrued liability was $476 million and $700 million at December 31, 2011 and 2010.
Litigation and Regulatory Matters
In the ordinary course of business, the Corporation and its subsidiaries are routinely defendants in or parties to many pending and threatened legal actions and proceedings, including actions brought on behalf of various classes of claimants. These actions and proceedings are generally based on alleged violations of consumer protection, securities, environmental, banking, employment, contract and other laws. In some of these actions and proceedings, claims for substantial monetary damages are asserted against the Corporation and its subsidiaries.
In the ordinary course of business, the Corporation and its subsidiaries are also subject to regulatory examinations, information gathering requests, inquiries and investigations. Certain subsidiaries of the Corporation are registered broker/dealers or investment advisors and are subject to regulation by the SEC, the Financial Industry Regulatory Authority, the New York Stock Exchange, the FSA and other domestic, international and state securities regulators. In connection with formal and informal inquiries by those agencies, such subsidiaries receive numerous requests, subpoenas and orders for documents, testimony and information in connection with various aspects of their regulated activities.
In view of the inherent difficulty of predicting the outcome of such litigation and regulatory matters, particularly where the claimants seek very large or indeterminate damages or where the matters present novel legal theories or involve a large number of parties, the Corporation generally cannot predict what the eventual outcome of the pending matters will be, what the timing of the ultimate resolution of these matters will be, or what the eventual loss, fines or penalties related to each pending matter may be.
In accordance with applicable accounting guidance, the Corporation establishes an accrued liability for litigation and regulatory matters when those matters present loss contingencies that are both probable and estimable. In such cases, there may be an exposure to loss in excess of any amounts accrued. When a loss contingency is not both probable and estimable, the Corporation does not establish an accrued liability. As a litigation or regulatory matter develops, the Corporation, in conjunction with any outside counsel handling the matter, evaluates on an ongoing basis whether such matter presents a loss contingency that is probable and estimable. If, at the time of evaluation, the loss contingency related to a litigation or regulatory matter is not both probable and estimable, the matter will continue to be monitored for further developments that would make such loss contingency both probable and estimable. Once the loss contingency related to a litigation or regulatory matter is deemed to be both probable and estimable, the Corporation will establish an accrued liability with respect to such loss contingency and record a corresponding amount of litigation-related expense. The Corporation continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established. Excluding expenses of internal or external legal service providers, litigation-related expense of $5.6 billion was recognized for 2011 compared to $2.6 billion for 2010.
For a limited number of the matters disclosed in this Note for which a loss is probable or reasonably possible in future periods, whether in excess of a related accrued liability or where there is no accrued liability, the Corporation is able to estimate a range of possible loss. In determining whether it is possible to provide an estimate of loss or range of possible loss, the Corporation reviews and evaluates its material litigation and regulatory matters on an ongoing basis, in conjunction with any outside counsel handling the matter, in light of potentially relevant factual and legal developments. These may include information learned through the discovery process, rulings on dispositive motions, settlement discussions, and other rulings by courts, arbitrators or others. In cases in which the Corporation possesses sufficient appropriate information to develop an estimate of loss or range of possible loss, that estimate is aggregated and disclosed below. There may be other disclosed matters for which a loss is probable or reasonably possible but such an estimate may not be possible. For those matters where an estimate is possible, management currently estimates the aggregate range of possible loss is $0 to $3.6 billion in excess of the accrued liability (if any) related to those matters. This estimated range of possible loss is based upon currently available information and is subject to significant judgment and a variety of assumptions, and known and unknown uncertainties. The matters underlying the estimated range will change from time to time, and actual results may vary significantly from the current estimate. Those matters for which an estimate is not possible are not included within this estimated range. Therefore, this estimated range of possible loss represents what the Corporation believes to be an estimate of possible loss only for certain matters meeting these criteria. It does not represent the Corporation’s maximum loss exposure. Information is provided below regarding the nature of all of these contingencies and, where specified, the amount of the claim associated with these loss contingencies. Based on current knowledge, management does not believe that loss contingencies arising from pending matters, including the matters described herein, will have a material adverse effect on the consolidated financial position or liquidity of the Corporation. However, in light of the inherent uncertainties involved in these matters, some of which are beyond the Corporation’s control, and the very large or indeterminate damages sought in some of these matters, an adverse outcome in one or more of these matters could be material to the Corporation’s results of operations or cash flows for any particular reporting period.
Auction Rate Securities Litigation
Since October 2007, the Corporation, Merrill Lynch and certain affiliates have been named as defendants in a variety of lawsuits and other proceedings brought by customers and both individual and institutional investors regarding auction rate securities (ARS). These actions generally allege that defendants: (i) misled plaintiffs into believing that there was a deeply liquid market for ARS, and (ii) failed to adequately disclose their or their affiliates’ practice of placing their own bids to support ARS auctions. Plaintiffs assert that ARS auctions started failing from August 2007 through February 2008 when defendants and other broker/dealers stopped placing those “support bids.” In addition to the matters described in more detail below, numerous arbitrations and individual lawsuits have been filed against the Corporation, Merrill Lynch and certain affiliates by parties who purchased ARS and are seeking relief that includes compensatory and punitive damages totaling in excess of $1.2 billion, as well as rescission, among other relief.
Securities Actions
The Corporation and Merrill Lynch face a number of civil actions relating to the sales of ARS and management of ARS auctions, including two putative class action lawsuits in which plaintiffs seek to recover the alleged losses in market value of ARS securities purportedly caused by defendants’ actions. Plaintiffs also seek unspecified damages, including rescission, other compensatory and consequential damages, costs, fees and interest. The first action, In Re Merrill Lynch Auction Rate Securities Litigation, is the result of the consolidation of two class action suits in the U.S. District Court for the Southern District of New York. These suits were brought by two Merrill Lynch customers on behalf of all persons who purchased ARS in auctions managed by Merrill Lynch, against Merrill Lynch and Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPF&S). On March 31, 2010, the U.S. District Court for the Southern District of New York granted Merrill Lynch’s motion to dismiss. Plaintiffs appealed and on November 14, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal. Plaintiffs’ time to seek a writ of certiorari to the U.S. Supreme Court expired on February 13, 2012, and, as a result, this action is now concluded. The second action, Bondar v. Bank of America Corporation, was brought by a putative class of ARS purchasers against the Corporation and Banc of America Securities, LLC (BAS). On February 24, 2011, the U.S. District Court for the Northern District of California dismissed the amended complaint and directed plaintiffs to state whether they will file a further amended complaint or appeal the court’s dismissal. Following the Second Circuit’s decision in In Re Merrill Lynch Auction Rate Securities Litigation, plaintiffs voluntarily dismissed their action on January 4, 2012. The dismissal is subject to the district court’s approval.
Antitrust Actions
The Corporation, Merrill Lynch and other financial institutions were also named in two putative antitrust class actions in the U.S. District Court for the Southern District of New York. Plaintiffs in both actions assert federal antitrust claims under Section 1 of the Sherman Act based on allegations that defendants conspired to restrain trade in ARS by placing support bids in ARS auctions, only to collectively withdraw those bids in February 2008, which allegedly caused ARS auctions to fail. In the first action, Mayor and City Council of Baltimore, Maryland v. Citigroup, Inc., et al., plaintiff seeks to represent a class of issuers of ARS that defendants underwrote between May 12, 2003 and February 13, 2008. This issuer action seeks to recover, among other relief, the alleged above-market interest payments that ARS issuers allegedly have had to make after defendants allegedly stopped placing “support bids” in ARS auctions. In the second action, Mayfield, et al. v. Citigroup, Inc., et al., plaintiff seeks to represent a class of investors that purchased ARS from defendants and held those securities when ARS auctions failed on February 13, 2008. Plaintiff seeks to recover, among other relief, unspecified damages for losses in the ARS’ market value, and rescission of the investors’ ARS purchases. Both actions also seek treble damages and attorneys’ fees under the Sherman Act’s private civil remedy. On January 25, 2010, the court dismissed both actions with prejudice and plaintiffs’ respective appeals are currently pending in the U.S. Court of Appeals for the Second Circuit.
Checking Account Overdraft Litigation
Bank of America, N.A. (BANA) is currently a defendant in several consumer suits challenging certain deposit account-related business practices. Four suits are part of a multi-district litigation proceeding (the MDL) involving approximately 65 individual cases against 30 financial institutions assigned by the Judicial Panel on Multi-district Litigation (JPML) to the U.S. District Court for the Southern District of Florida. The four cases: Tornes v. Bank of America, N.A.; Yourke, et al. v. Bank of America, N.A., et al.; Knighten v. Bank of America, N.A.; and Phillips, et al. v. Bank of America, N.A.; allege that BANA improperly and unfairly increased the number of overdraft fees it assessed on consumer deposit accounts by various means. The cases challenge the practice of reordering debit card transactions to post high-to-low and BANA’s failure to notify customers at the point of sale that the transaction may result in an overdraft charge. The cases also allege that BANA’s disclosures and advertising regarding the posting of debit card transactions are false, deceptive and misleading. These cases assert claims including breach of the implied covenant of good faith and fair dealing, conversion, unjust enrichment and violation of the unfair and deceptive practices statutes of various states. Plaintiffs generally seek restitution of all overdraft fees paid to BANA as a result of BANA’s allegedly wrongful business practices, as well as disgorgement, punitive damages, injunctive relief, pre-judgment interest and attorneys’ fees. Omnibus motions to dismiss many of the complaints involved in the MDL, including Tornes, Yourke and Knighten, were denied on March 12, 2010.
Knighten was dismissed without prejudice on February 4, 2011. On November 22, 2011, the MDL court granted final approval of a settlement of all the remaining class matters in the MDL (including Tornes, Yourke and Phillips), providing for a payment by the Corporation of $410 million (which amount was fully accrued by the Corporation, as of December 31, 2011) in exchange for a complete release of claims asserted against the Corporation in the MDL. Several MDL settlement class members have appealed to the U.S. Court of Appeals for the Eleventh Circuit from the judgment granting final approval to the settlement.
Countrywide Bond Insurance Litigation
The Corporation, Countrywide Financial Corporation (CFC) and other Countrywide entities are subject to claims from several monoline bond insurance companies. These claims generally relate to bond insurance policies provided by the insurers on securitized pools of home equity lines of credit (HELOC) and fixed-rate second-lien mortgage loans. Plaintiffs in these cases generally allege that they have paid claims as a result of defaults in the underlying loans and assert that these defaults are the result of improper underwriting by defendants.
Ambac
The Corporation, CFC and other Countrywide entities are named as defendants in an action filed by Ambac Assurance Corporation (Ambac) entitled Ambac Assurance Corporation and The Segregated Account of Ambac Assurance Corporation v. Countrywide Home Loans, Inc., et al. This action, currently pending in New York Supreme Court, New York County, relates to bond insurance policies provided by Ambac on certain securitized pools of HELOC and fixed-rate second-lien mortgage loans. On September 8, 2011, plaintiffs filed an amended complaint, which asserts claims involving five additional securitizations of first- and second-lien mortgage loans and alleges fraudulent inducement, breach of contract as well as other claims set forth in the initial complaint. The amended complaint also reasserts a claim that the Corporation is jointly and severally liable as the successor to Countrywide. The amended complaint seeks unspecified actual and punitive damages and equitable relief.
FGIC
The Corporation, CFC and other Countrywide entities are named as defendants in an action filed by Financial Guaranty Insurance Company (FGIC) entitled Financial Guaranty Insurance Co. v. Countrywide Home Loans, Inc. This action, currently pending in New York Supreme Court, New York County, relates to bond insurance policies provided by FGIC on securitized pools of HELOC and fixed-rate second-lien mortgage loans. In June 2010, the court entered an order that granted in part and denied in part the Countrywide defendants’ motion to dismiss. On April 30, 2010, FGIC filed an amended complaint reasserting claims set forth in the initial complaint and asserting a claim that the Corporation is jointly and severally liable as the successor to Countrywide. In October 2011, following the appellate court’s June 30, 2011 order on the cross-appeals in MBIA Insurance Corporation, Inc. v. Countrywide Home Loans, et al., the parties entered a joint stipulated order withdrawing cross-appeals from the court’s June 2010 order.
On March 24, 2010, CFC and other Countrywide entities filed a separate but related action against FGIC in New York Supreme Court seeking monetary damages of at least $100 million against FGIC in connection with FGIC’s failure to pay claims under certain bond insurance policies. The same day, CFC and the other Countrywide entities filed an action to enjoin the instruction of the New York State Department of Financial Services (NYSDFS) to FGIC to suspend payments claimed under various insurance agreements or its approval of FGIC’s plan to do so. This action is currently being voluntarily deferred at the request of the NYSDFS.
MBIA
The Corporation, CFC and other Countrywide entities are named as defendants in two actions filed by MBIA Insurance Corporation (MBIA). The first action, MBIA Insurance Corporation, Inc. v. Countrywide Home Loans, et al., is pending in New York Supreme Court, New York County. In April 2010, the court granted in part and denied in part the Countrywide defendants’ motion to dismiss and denied the Corporation’s motion to dismiss. The parties filed cross-appeals. On December 22, 2010, the court issued an order on MBIA’s motion for use of sampling at trial, in which the court held that MBIA may attempt to prove its breach of contract and fraudulent inducement claims through examination of statistically significant samples of the securitizations at issue. In its order, the court did not endorse any of MBIA’s specific sampling proposals and stated that defendants have “significant valid challenges” to MBIA’s methodology that they may present at trial, together with defendants’ own views and evidence. On June 30, 2011, the appellate court issued a decision on the parties’ cross-appeals. The appellate court dismissed MBIA’s breach of implied covenant of good faith and fair dealing claim, which reversed the trial court ruling on that claim, and otherwise affirmed the trial court’s decisions.
On May 25, 2011, MBIA moved for partial summary judgment, seeking rulings that: (i) MBIA does not have to show that Countrywide’s alleged fraud and breaches of contract proximately caused MBIA’s losses; and (ii) the term “materially and adversely affects” in the transaction documents does not limit the repurchase remedy to defaulted loans, or require MBIA to show that Countrywide’s breaches of the representations and warranties caused the loans to default. On January 3, 2012, the court issued an order that granted in part and denied in part MBIA’s motion. The court ruled that under New York insurance law, MBIA does not need to prove a causal link between Countrywide’s alleged misrepresentations and the payments made pursuant to the policies. The court also held that plaintiff could recover “rescissory damages” (the amounts it has been required to pay pursuant to the policies less premiums received) on such claims, but must prove that it was damaged as a direct result of Countrywide’s alleged material misrepresentations. The court denied the motion in its entirety on the issue of the interpretation of the “materially and adversely affects” language. On January 25, 2012, Countrywide appealed the court’s decision and order to the extent it granted MBIA’s motion. On February 6, 2012, MBIA filed a cross-appeal of the court’s decision and order to the extent it denied MBIA’s motion.
The second MBIA action, MBIA Insurance Corporation, Inc. v. Bank of America Corporation, Countrywide Financial Corporation, Countrywide Home Loans, Inc., Countrywide Securities Corporation, et al., is pending in California Superior Court, Los Angeles County. MBIA purports to bring this action as subrogee to the note holders for certain securitized pools of HELOC and fixed-rate second-lien mortgage loans and seeks unspecified damages and declaratory relief. On May 17, 2010, the court dismissed the claims against the Countrywide defendants with leave to amend, but denied the request to dismiss MBIA’s successor liability claims against the Corporation. On June 21, 2010, MBIA filed an amended complaint re-asserting its previously dismissed claims against the Countrywide defendants, re-asserting the successor liability claim against the Corporation and adding Countrywide Capital Markets, LLC as a defendant. The Countrywide defendants filed a demurrer to the amended complaint, but the court declined to rule on the demurrer and instead entered an order staying the case until August 2011. On August 18, 2011, the court ordered a partial lifting of the stay to permit certain limited discovery to proceed. The stay otherwise remains in effect.

Syncora
The Corporation, CFC and other Countrywide entities are named as defendants in an action filed by Syncora Guarantee Inc. (Syncora) entitled Syncora Guarantee Inc. v. Countrywide Home Loans, Inc., et al. This action, currently pending in New York Supreme Court, New York County, relates to bond insurance policies provided by Syncora on certain securitized pools of HELOC. In March 2010, the court issued an order that granted in part and denied in part the Countrywide defendants’ motion to dismiss. Syncora and the Countrywide defendants filed cross-appeals from this order. In May 2010, Syncora amended its complaint. Defendants filed an answer to Syncora’s amended complaint on July 9, 2010, as well as a counterclaim for breach of contract and declaratory judgment. The parties subsequently stipulated to the dismissal of defendants’ counterclaim without prejudice. Following the appellate court’s June 30, 2011 order on the cross-appeals in MBIA Insurance Corporation, Inc. v. Countrywide Home Loans, et al., the parties entered a joint stipulated order withdrawing their cross-appeals.
On August 16, 2011, Syncora moved for partial summary judgment, seeking rulings that: (i) Syncora does not have to show that Countrywide’s alleged fraud and breaches of contract proximately caused Syncora’s losses; and (ii) the term “materially and adversely affects” in the transaction documents does not limit the repurchase remedy to defaulted loans, or require Syncora to show that Countrywide’s breaches of the representations and warranties caused the loans to default. On January 3, 2012, the court issued a decision and order that granted in part and denied in part Syncora’s motion. The court ruled that under New York insurance law, Syncora does not need to prove a causal link between Countrywide’s alleged misrepresentations and the payments made pursuant to the policies. The Court also held plaintiff could recover “rescissory damages” (the amounts it has been required to pay pursuant to the polices less premiums received) on such claims, but must prove that it was damaged as a direct result of Countrywide’s alleged material misrepresentations. The court denied the motion in its entirety on the issue of the interpretation of the “materially and adversely affects” language. On January 6, 2012, Syncora appealed the decision and order to the extent it denied Syncora’s motion. On January 25, 2012, Countrywide filed a cross-appeal of the court’s decision and order to the extent it granted Syncora’s motion.

Fair Lending Investigation
On December 21, 2011, CFC, Countrywide Home Loans, Inc. (CHL), and Countrywide Bank (which was merged into BANA effective July 1, 2011) entered into a consent order to resolve an investigation by the U.S. Department of Justice (DOJ) into legacy lending practices of Countrywide. The investigation concerned alleged discriminatory lending practices by Countrywide in the extension of residential credit and in residential real estate-related transactions. The investigation and resulting consent order did not relate to the current lending practices of the Corporation or of its affiliates. The consent order does not require any injunctive provisions against the Corporation or BANA concerning its lending practices. The consent order requires the establishment of a restitution fund of $335 million to be paid to allegedly aggrieved borrowers. This amount was fully accrued by the Corporation as of December 31, 2011. The consent order was entered by the U.S. District Court for the Central District of California on December 28, 2011.

Fontainebleau Las Vegas Litigation
On June 9, 2009, Fontainebleau Las Vegas, LLC (FBLV), then a Chapter 11 debtor-in-possession, commenced an adversary proceeding, entitled Fontainebleau Las Vegas, LLC v. Bank of America, N.A., Merrill Lynch Capital Corporation, et al. (FBLV action), against a group of lenders, including BANA and Merrill Lynch Capital Corporation (MLCC). The action was originally filed in the U.S. Bankruptcy Court, Southern District of Florida, but is now before the U.S. District Court for the Southern District of Florida. On April 12, 2010, FBLV’s Chapter 11 case was converted to a Chapter 7 case and a trustee was appointed (the Bankruptcy Trustee). The complaint alleges, among other things, that defendants breached an agreement to lend their respective committed amounts under an $800 million revolving loan facility, of which BANA and MLCC had each committed $100 million, in connection with the construction of a resort and casino development. The complaint seeks damages in excess of $3 billion and a “turnover” order under Section 542 of the Bankruptcy Code requiring the lenders to fund their respective commitments. On September 21, 2010, the court dismissed the breach of contract and turnover claims to allow the Bankruptcy Trustee, as plaintiff, to pursue an immediate appeal of the court’s August 2009 decision denying partial summary judgment of certain of FBLV’s claims. The Bankruptcy Trustee filed a notice of appeal on October 18, 2010 to the U.S. Court of Appeals for the Eleventh Circuit.
On June 9, 2009, a related lawsuit, Avenue CLO Fund Ltd., et al. v. Bank of America, N.A., Merrill Lynch Capital Corporation, et al. (the Avenue action), was filed in the U.S. District Court for the District of Nevada by certain project lenders. On September 21, 2009, another related lawsuit, ACP Master, Ltd., et al. v. Bank of America, N.A., Merrill Lynch Capital Corporation, et al. (the ACP action), was filed in the U.S. District Court for the Southern District of New York by the purported successors-in-interest to certain project lenders. These two actions were subsequently transferred by the JPML to the U.S. District Court for the Southern District of Florida for coordinated pretrial proceedings with the FBLV action. Plaintiffs in the Avenue and ACP actions (the Term Lenders) repeat FBLV’s allegations that BANA, MLCC and the other defendants breached their revolving loan facility commitments to FBLV. In addition, they allege that BANA breached its duties as disbursement agent under a separate agreement governing the disbursement of loaned funds to FBLV. The Term Lenders seek unspecified money damages on their claims. On May 28, 2010, the district court granted defendants’ motion to dismiss the revolving loan facility commitment claims, but denied BANA’s motion to dismiss the disbursement agent claims. On January 13, 2011, the district court granted the Term Lenders’ motion for entry of a partial final judgment on their revolving loan facility commitment claims. The Term Lenders filed a notice of appeal with respect to those claims on January 19, 2011.
On April 19, 2011, the district court dismissed the disbursement agent claims against BANA in the ACP action after the Avenue action plaintiffs represented that they had acquired the claims belonging to the ACP action plaintiffs and would be pursuing those claims in the Avenue action. On September 27, 2011, the Avenue action parties submitted their respective motions for summary judgment on the disbursement agent claims.
In re Initial Public Offering Securities Litigation
BAS, Merrill Lynch & Co., MLPF&S, and certain of their subsidiaries, along with other underwriters, and various issuers and others, were named as defendants in a number of putative class action lawsuits that have been consolidated in the U.S. District Court for the Southern District of New York as In re Initial Public Offering Securities Litigation. Plaintiffs contend, among other things, that defendants failed to make certain required disclosures in the registration statements and prospectuses for applicable offerings regarding alleged agreements with institutional investors that tied allocations in certain offerings to the purchase orders by those investors in the aftermarket. Plaintiffs allege that such agreements allowed defendants to manipulate the price of the securities sold in these offerings in violation of Section 11 of the Securities Act of 1933 and Section 10(b) of the Securities Exchange Act of 1934, and SEC rules promulgated thereunder. The parties agreed to settle the matter, for which the court granted final approval. Certain putative class members filed an appeal in the U.S. Court of Appeals for the Second Circuit seeking reversal of the final approval. On August 25, 2011, the district court, on remand from the U.S. Court of Appeals for the Second Circuit, dismissed the objection by the last remaining putative class member, concluding that he was not a class member. On January 9, 2012, that objector dismissed with prejudice an appeal of the court’s dismissal pursuant to a settlement agreement. On November 28, 2011, an objector whose appeals were dismissed by the Second Circuit filed a petition for a writ of certiorari with the U.S. Supreme Court that was rejected as procedurally defective. On January 17, 2012, the Supreme Court advised the objector that the petition was untimely and should not be resubmitted to the Supreme Court.
Interchange and Related Litigation
A group of merchants have filed a series of putative class actions and individual actions with regard to interchange fees associated with Visa and MasterCard payment card transactions. These actions, which have been consolidated in the U.S. District Court for the Eastern District of New York under the caption In Re Payment Card Interchange Fee and Merchant Discount Anti-Trust Litigation (Interchange), name Visa, MasterCard and several banks and bank holding companies, including the Corporation, as defendants. Plaintiffs allege that defendants conspired to fix the level of default interchange rates, which represent the fee an issuing bank charges an acquiring bank on every transaction. Plaintiffs also challenge as unreasonable restraints of trade under Section 1 of the Sherman Act certain rules of Visa and MasterCard related to merchant acceptance of payment cards at the point of sale. Plaintiffs seek unspecified damages and injunctive relief based on their assertion that interchange would be lower or eliminated absent the alleged conduct. On January 8, 2008, the court granted defendants’ motion to dismiss all claims for pre-2004 damages. Motions to dismiss the remainder of the complaint and plaintiffs’ motion for class certification are pending. In February 2011, the parties cross-moved for summary judgment.
In addition, plaintiffs filed supplemental complaints against certain defendants, including the Corporation, relating to initial public offerings (the IPOs) of MasterCard and Visa. Plaintiffs allege that the IPOs violated Section 7 of the Clayton Act and Section 1 of the Sherman Act. Plaintiffs also assert that the MasterCard IPO was a fraudulent conveyance. Plaintiffs seek unspecified damages and to undo the IPOs. Motions to dismiss both supplemental complaints, as well as summary judgment motions challenging both supplemental complaints, remain pending.
The Corporation and certain affiliates have entered into loss-sharing agreements with Visa, Mastercard and other financial institutions in connection with certain antitrust litigation, including Interchange. Collectively, the loss-sharing agreements require the Corporation and/or certain affiliates to pay 11.6 percent of the monetary portion of any comprehensive Interchange settlement. In the event of an adverse judgment, the agreements require the Corporation and/or certain affiliates to pay 12.8 percent of any damages associated with Visa-related claims (Visa-related damages), 9.1 percent of any damages associated with MasterCard-related claims, and 11.6 percent of any damages associated with internetwork claims (internetwork damages) or not associated specifically with Visa or MasterCard-related claims (unassigned damages).
Pursuant to Visa’s publicly-disclosed Retrospective Responsibility Plan (the RRP), Visa placed certain proceeds from its IPO into an escrow fund (the Escrow). Under the RRP, funds in the Escrow may be accessed by Visa and its members, including Bank of America, to pay monetary damages in Interchange, with the Corporation’s payments from the Escrow capped at 12.81 percent of the funds that Visa places therein. Subject to that cap, the Corporation may use Escrow funds to cover 73.9 percent of its monetary payment towards a comprehensive Interchange settlement, 100 percent of its payment for any Visa-related damages and 73.9 percent of its payment for any internetwork and unassigned damages.
Two actions, Watson v. Bank of America Corp., filed on March 28, 2011 in the Supreme Court of British Columbia, Canada, and Bancroft-Snell v. Visa Canada Corp., filed on May 16, 2011 in Ontario Superior Court, were filed by purported nationwide classes of merchants that accept Visa and/or MasterCard credit cards in Canada. The actions name as defendants Visa, MasterCard, and a number of other banks and bank holding companies, including the Corporation. Plaintiffs allege that defendants conspired to fix the merchant discount fees that merchants pay to acquiring banks on credit card transactions. Plaintiffs also allege that defendants conspired to impose certain rules relating to merchant acceptance of credit cards at the point of sale. The actions assert claims under section 45 of the Competition Act and other common law claims, and seek unspecified damages and injunctive relief based on their assertion that merchant discount fees would be lower absent the challenged conduct. These actions are not covered by the RRP or loss-sharing agreements previously entered into in connection with certain antitrust litigation, including Interchange.

Merrill Lynch Acquisition-related Matters
Since January 2009, the Corporation and certain of its current and former officers and directors, among others, have been named as defendants in a variety of actions filed in state and federal courts relating to the Corporation’s acquisition of Merrill Lynch (the Acquisition). These Acquisition-related cases consist of securities actions, derivative actions and actions under ERISA. The claims in these actions generally concern: (i) the Acquisition; (ii) the financial condition and 2008 fourth-quarter losses experienced by the Corporation and Merrill Lynch; (iii) due diligence conducted in connection with the Acquisition; (iv) the Acquisition agreements’ terms regarding Merrill Lynch’s ability to pay bonuses to Merrill Lynch employees up to $5.8 billion; (v) the Corporation’s discussions with government officials in December 2008 regarding the Corporation’s consideration of invoking the material adverse change clause in the Acquisition agreement and the possibility of obtaining government assistance in completing the Acquisition; and/or (vi) alleged material misrepresentations and/or material omissions in the proxy statement and related materials for the Acquisition.
Securities Actions
Plaintiffs in In re Bank of America Securities, Derivative and Employment Retirement Income Security Act (ERISA) Litigation (Securities Plaintiffs), a putative class action filed in the U.S. District Court for the Southern District of New York, represent all: (i) purchasers of the Corporation’s common and preferred securities between September 15, 2008 and January 21, 2009 and its January 2011 options; (ii) holders of the Corporation’s common stock as of October 10, 2008; and (iii) purchasers of the Corporation’s common stock issued in the offering that occurred on or about October 7, 2008. During the purported class period, the Corporation had between 4,560,112,687 and 5,017,579,321 common shares outstanding and the price of those shares declined from $33.74 on September 12, 2008 to $6.68 on January 21, 2009. Securities Plaintiffs claim violations of Sections 10(b), 14(a) and 20(a) of the Securities Exchange Act of 1934, and SEC rules promulgated thereunder. Securities Plaintiffs’ amended complaint also alleges violations of Sections 11, 12(a)(2) and 15 of the Securities Act of 1933 related to the offering of the Corporation’s common stock that occurred on or about October 7, 2008, and names BAS and MLPF&S, among others, as defendants on certain claims. The Corporation and its co-defendants filed motions to dismiss, which the court granted in part in August 2010 by dismissing certain of the Securities Plaintiffs’ claims under Section 10(b) of the Securities Exchange Act of 1934. Securities Plaintiffs filed a second amended complaint which repleaded some of the dismissed claims as well as added claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 on behalf of holders of certain debt, preferred securities and option securities. In July 2011, the court granted in part defendants’ motion to dismiss the second amended complaint. As a result of the court’s July 2011 ruling, the Securities Plaintiffs were (in addition to the claims sustained in the court’s August 2010 ruling) permitted to pursue a claim under Section 10(b) asserting that defendants should have made additional disclosures in connection with the Acquisition about the financial condition and 2008 fourth-quarter losses experienced by Merrill Lynch. Securities Plaintiffs seek unspecified monetary damages, legal costs and attorneys’ fees. On February 6, 2012, the court granted Securities Plaintiffs’
motion for class certification. On February 21, 2012, the Corporation filed a petition requesting that the U.S. Court of Appeals for the Second Circuit review the district court’s order granting Securities Plaintiffs’ motion for class certification.
Several individual plaintiffs have opted to pursue claims apart from the In re Bank of America Securities, Derivative, and Employment Retirement Income Security Act (ERISA) Litigation and, accordingly, have initiated individual actions in the U.S. District Court for the Southern District of New York relying on substantially the same facts and claims as the Securities Plaintiffs.
On January 13, 2010, the Corporation, Merrill Lynch and certain of the Corporation’s current and former officers and directors were named in a purported class action filed in the U.S. District Court for the Southern District of New York entitled Dornfest v. Bank of America Corp., et al. The action is purportedly brought on behalf of investors in Corporation option contracts between September 15, 2008 and January 22, 2009 and alleges that during the class period approximately 9.5 million Corporation call option contracts and approximately eight million Corporation put option contracts were traded on seven of the Options Clearing Corporation exchanges. The complaint alleges that defendants violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and SEC rules promulgated thereunder. Plaintiffs seek unspecified monetary damages, legal costs and attorneys’ fees. On April 9, 2010, the court consolidated this action with the consolidated securities action in the In re Bank of America Securities, Derivative and Employment Retirement Income Security Act (ERISA) Litigation, and ruled that plaintiffs may pursue the action as an individual action. In August 2011, plaintiff again asked the court for permission to pursue claims on a class basis, which the court again denied in an order issued in September 2011. Plaintiffs have attempted to appeal that ruling.
Derivative Actions
The Corporation and certain current and former directors are named as defendants in several putative class and derivative actions in the Delaware Court of Chancery, including: Rothbaum v. Lewis; Southeastern Pennsylvania Transportation Authority v. Lewis; Tremont Partners LLC v. Lewis; Kovacs v. Lewis; Stern v. Lewis; and Houx v. Lewis, brought by shareholders alleging breaches of fiduciary duties and waste of corporate assets in connection with the Acquisition. On April 27, 2009, the Delaware Court of Chancery consolidated the derivative actions under the caption In re Bank of America Corporation Stockholder Derivative Litigation. The consolidated derivative complaint seeks, among other things, unspecified monetary damages, equitable remedies and other relief. On April 30, 2009, the putative class claims in the Stern v. Lewis and Houx v. Lewis actions were voluntarily dismissed without prejudice. Trial is scheduled for October 2012.
In addition, the JPML ordered the transfer of actions related to the Acquisition that had been pending in various federal courts to the U.S. District Court for the Southern District of New York for coordinated or consolidated pretrial proceedings. These actions have been separately consolidated and are now pending under the caption In re Bank of America Securities, Derivative and Employment Retirement Income Security Act (ERISA) Litigation.
On October 9, 2009, plaintiffs in the derivative actions in the In re Bank of America Securities, Derivative and Employment Retirement Income Security Act (ERISA) Litigation (the Derivative Plaintiffs) filed a consolidated amended derivative and class action complaint. The amended complaint names as defendants certain of the Corporation’s current and former directors, officers and financial advisors, and certain of Merrill Lynch’s current and former directors and officers. The Corporation is named as a nominal defendant with respect to the derivative claims. The amended complaint asserts claims for, among other things: (i) violation of federal securities laws; (ii) breach of fiduciary duties; (iii) the return of incentive compensation that is alleged to be inappropriate in view of the work performed and the results achieved by certain of the defendants; and (iv) contribution in connection with the Corporation’s exposure to significant liability under state and federal law. The amended complaint seeks unspecified monetary damages, equitable remedies and other relief. On February 8, 2010, the Derivative Plaintiffs voluntarily dismissed their claims against each of the former Merrill Lynch officers and directors without prejudice. The Corporation and its co-defendants filed motions to dismiss, which were granted in part on August 27, 2010. On October 18, 2010, the Corporation and its co-defendants answered the remaining allegations asserted by the Derivative Plaintiffs.
ERISA Actions
On October 9, 2009, plaintiffs in the ERISA actions in the In re Bank of America Securities, Derivative and Employment Retirement Income Security Act (ERISA) Litigation (the ERISA Plaintiffs) filed a consolidated amended complaint for breaches of duty under ERISA. The amended complaint is brought on behalf of a purported class that consists of participants in the Corporation’s 401(k) Plan, the Corporation’s 401(k) Plan for Legacy Companies, the CFC 401(k) Plan (collectively, the 401(k) Plans) and the Corporation’s Pension Plan. The amended complaint alleges violations of ERISA, based on, among other things: (i) an alleged failure to prudently and loyally manage the 401(k) Plans and Pension Plan by continuing to offer the Corporation’s common stock as an investment option or measure for participant contributions; (ii) an alleged failure to monitor the fiduciaries of the 401(k) Plans and Pension Plan; (iii) an alleged failure to provide complete and accurate information to the 401(k) Plans and Pension Plan participants with respect to the Merrill Lynch and Countrywide acquisitions and related matters; and (iv) alleged co-fiduciary liability for these purported fiduciary breaches. The amended complaint seeks unspecified monetary damages, equitable remedies and other relief. On August 27, 2010, the court dismissed the complaint brought by plaintiffs in the consolidated ERISA action in its entirety. The ERISA Plaintiffs filed a notice of appeal of the court’s dismissal of their actions. The parties then stipulated to the dismissal of the appeal with the agreement that the ERISA Plaintiffs can reinstate their appeal at any time up until July 27, 2012.
NYAG Action
On February 4, 2010, the New York Attorney General (NYAG) filed a civil complaint in New York Supreme Court entitled People of the State of New York v. Bank of America, et al. The complaint names as defendants the Corporation and the Corporation’s former CEO and CFO, and alleges violations of Sections 352, 352-c(1)(a), 352-c(1)(c) and 353 of the New York General Business Law, commonly known as the Martin Act, and Section 63(12) of the New York Executive Law. The complaint seeks an unspecified amount in disgorgement, penalties, restitution, and damages and other equitable relief.

Montgomery
The Corporation, several current and former officers and directors, BAS, MLPF&S and other unaffiliated underwriters have been named as defendants in a putative class action filed in the U.S. District Court for the Southern District of New York entitled Montgomery v. Bank of America, et al. Plaintiff filed an amended complaint on January 14, 2011. Plaintiff seeks to sue on behalf of all persons who acquired certain series of preferred stock offered by the Corporation pursuant to a shelf registration statement dated May 5, 2006. Plaintiff’s claims arise from three offerings dated January 24, 2008, January 28, 2008 and May 20, 2008, from which the Corporation allegedly received proceeds of $15.8 billion. The amended complaint asserts claims under Sections 11, 12(a)(2) and 15 of the Securities Act of 1933, and alleges that the prospectus supplements associated with the offerings: (i) failed to disclose that the Corporation’s loans, leases, CDOs and commercial MBS were impaired to a greater extent than disclosed; (ii) misrepresented the extent of the impaired assets by failing to establish adequate reserves or properly record losses for its impaired assets; (iii) misrepresented the adequacy of the Corporation’s internal controls in light of the alleged impairment of its assets; (iv) misrepresented the Corporation’s capital base and Tier 1 leverage ratio for risk-based capital in light of the allegedly impaired assets; and (v) misrepresented the thoroughness and adequacy of the Corporation’s due diligence in connection with its acquisition of Countrywide. The amended complaint seeks rescission, compensatory and other damages. Defendants moved to dismiss for failure to state a claim. On February 9, 2012, the magistrate judge (to whom dispositive motions were referred for a report and recommendation) concluded that the amended complaint does not adequately plead claims under the Securities Act of 1933 and recommended that the district court dismiss the amended complaint in its entirety and deny plaintiffs’ request to amend the complaint without prejudice, which the district court will consider.
Mortgage-backed Securities Litigation
The Corporation and its affiliates, Countrywide entities and their affiliates, and Merrill Lynch entities and their affiliates have been named as defendants in a number of cases relating to their various roles as issuer, originator, seller, depositor, sponsor, underwriter and/or controlling entity in MBS offerings, pursuant to which the MBS investors were entitled to a portion of the cash flow from the underlying pools of mortgages. These cases generally include purported class action suits and actions by individual MBS purchasers. Although the allegations vary by lawsuit, these cases generally allege that the registration statements, prospectuses and prospectus supplements for securities issued by securitization trusts contained material misrepresentations and omissions, in violation of Sections 11, 12 and 15 of the Securities Act of 1933, Sections 10(b) and 20 of the Securities Exchange Act of 1934 and/or state securities laws and other state statutory and common laws.
These cases generally involve allegations of false and misleading statements regarding: (i) the process by which the properties that served as collateral for the mortgage loans underlying the MBS were appraised; (ii) the percentage of equity that mortgage borrowers had in their homes; (iii) the borrowers’ ability to repay their mortgage loans; (iv) the underwriting practices by which those mortgage loans were originated; (v) the ratings given to the different tranches of MBS by rating agencies; and (vi) the validity of each issuing trust’s title to the mortgage loans comprising the pool for that securitization (collectively, MBS Claims). Plaintiffs in these cases generally seek unspecified compensatory damages, unspecified costs and legal fees and, in some instances, seek rescission. A number of other entities (including the National Credit Union Administration) have threatened legal actions against the Corporation and its affiliates, Countrywide entities and their affiliates, and Merrill Lynch entities and their affiliates concerning MBS offerings.
On August 15, 2011, the JPML ordered multiple federal court cases involving Countrywide MBS consolidated for pretrial purposes in the U.S. District Court for the Central District of California, in a multi-district litigation entitled In re Countrywide Financial Corp. Mortgage-Backed Securities Litigation (the Countrywide RMBS MDL).
AIG Litigation
On August 8, 2011, American International Group, Inc. and certain of its affiliates (collectively, AIG) filed a complaint in New York Supreme Court, New York County, in a case entitled American International Group, Inc. et al. v. Bank of America Corporation et al. AIG has named the Corporation, Merrill Lynch, CHL and a number of related entities as defendants. AIG’s complaint asserts certain MBS Claims pertaining to 347 MBS offerings and two private placements in which it alleges that it purchased securities between 2005 and 2007. AIG seeks rescission of its purchases or a rescissory measure of damages or, in the alternative, compensatory damages of no less than $10 billion; punitive damages; and other unspecified relief. Defendants removed the case to the U.S. District Court for the Southern District of New York and filed a notice with the JMDL seeking to add the case to the Countrywide RMBS MDL. The district court denied AIG’s motion to remand the case to state court. Plaintiffs are seeking an interlocutory appeal to the U.S. Court of Appeals for the Second Circuit following the district court’s certification. On December 21, 2011, the JMDL transferred the Countrywide MBS claims to the Countrywide RMBS MDL. The non-Countrywide MBS claims will be heard in the U.S. District Court for the Southern District of New York.
Dexia Litigation
Dexia Holdings, Inc. and others filed an action on January 24, 2011 against CFC, the Corporation, several related entities, and former directors and officers of Countrywide in New York Supreme Court, New York County entitled Dexia Holdings, Inc., et al., v. Countrywide Financial Corporation, et al. The complaint asserts certain MBS Claims relating to plaintiffs’ alleged purchases of MBS issued by CFC-related entities in 142 MBS offerings and six private placements between April 2004 and August 2007 and seeks unspecified compensatory and/or rescissory damages, punitive damages and other unspecified relief. Defendants removed the case to the U.S. District Court for the Southern District of New York, and on August 15, 2011, the JMDL transferred the case to the Countrywide RMBS MDL. On November 8, 2011, the Countrywide RMBS MDL denied plaintiffs’ motion to remand the case to New York Supreme Court. On February 17, 2012, the Countrywide RMBS MDL granted in substantial part defendants' motion to dismiss, dismissing with prejudice all federal law claims as to 146 of the 148 offerings at issue, dismissing with leave to amend the state law negligent misrepresentation, aiding and abetting, and successor liability claims and substantially denying the motion to dismiss as to the state law fraud and fraudulent inducement claims.
FHFA Litigation
The FHFA, as conservator for FNMA and FHLMC, filed an action on September 2, 2011 against the Corporation and related entities, CFC and related entities, certain former officers of these entities, and NB Holdings Corporation in New York Supreme Court, New York County, entitled Federal Housing Finance Agency v. Countrywide Financial Corporation, et al. (the FHFA Countrywide Litigation). FHFA’s complaint asserts certain MBS Claims in connection with allegations that FNMA and FHLMC purchased MBS issued by CFC-related entities in 86 MBS offerings between 2005 and 2008. The FHFA seeks among other relief, rescission of the consideration paid for the securities or alternatively damages allegedly incurred by FNMA and FHLMC. The FHFA also seeks recovery of punitive damages.
On September 30, 2011, CFC removed the FHFA Countrywide Litigation from New York Supreme Court to the U.S. District Court for the Southern District of New York. On February 7, 2012, the JPML transferred the matter to the Countrywide RMBS MDL. The FHFA’s motion to remand the case to New York Supreme Court is pending.
Also on September 2, 2011, the FHFA, as conservator for FNMA and FHLMC, filed complaints in the U.S. District Court for the Southern District of New York against the Corporation and Merrill Lynch related entities, and certain current and former officers and directors of these entities. The actions are entitled Federal Housing Finance Agency v. Bank of America Corporation, et al. and Federal Housing Finance Agency v. Merrill Lynch & Co., Inc., et al. The complaints assert certain MBS Claims relating to MBS issued and/or underwritten by the Corporation, Merrill Lynch and related entities in 23 MBS offerings and in 72 MBS offerings, respectively, between 2005 and 2008 and allegedly purchased by either FNMA or FHLMC in their investment portfolio. The FHFA seeks among other relief, rescission of the consideration paid for the securities or alternatively damages allegedly incurred by FNMA and FHLMC. The FHFA also seeks recovery of punitive damages in the Merrill Lynch action.
Federal Home Loan Bank Litigation
On January 18, 2011, the Federal Home Loan Bank of Atlanta (FHLB Atlanta) filed a complaint asserting certain MBS Claims against the Corporation, CFC and other Countrywide entities in Georgia State Court, Fulton County, entitled Federal Home Loan Bank of Atlanta v. Countrywide Financial Corporation, et al. FHLB Atlanta seeks rescission of its purchases or a rescissory measure of damages, unspecified punitive damages and other unspecified relief in connection with its alleged purchase of 16 MBS offerings issued and/or underwritten by Countrywide-related entities between 2004 and 2007.
On October 15, 2010, the Federal Home Loan Bank of Chicago (FHLB Chicago) filed a complaint against the Corporation, Countrywide, MLPF&S and related entities in Illinois Circuit Court, Cook County, entitled Federal Home Loan Bank of Chicago v. Banc of America Funding Corp., et al. On April 8, 2011, FHLB Chicago filed an amended complaint adding Merrill Lynch Mortgage Investors (MLMI) and others as defendants. FHLB Chicago asserts certain MBS Claims arising from FHLB Chicago’s alleged purchase in 13 MBS offerings issued and/or underwritten by affiliates of the Corporation, Merrill Lynch or Countrywide between 2005 and 2006 and seeks rescission, unspecified damages and other unspecified relief.
On March 15, 2010, the Federal Home Loan Bank of San Francisco (FHLB San Francisco) filed an action in California Superior Court, San Francisco County, entitled, Federal Home Loan Bank of San Francisco v. Credit Suisse Securities (USA) LLC, et al. FHLB San Francisco’s complaint asserts certain MBS Claims against BAS, CFC and several related entities in connection with its alleged purchases in 51 MBS offerings and one private placement issued and/or underwritten by those defendants between 2004 and 2007 and seeks rescission and unspecified damages. FHLB San Francisco dismissed the federal claims with prejudice on August 11, 2011. On September 8, 2011, the court denied defendants’ motions to dismiss the state law claims.
Luther Litigation and Related Actions
On November 14, 2007, David H. Luther and various pension funds (collectively, the Luther Plaintiffs) commenced a putative class action against CFC, several of its affiliates, MLPF&S and certain former officers of these in California Superior Court, Los Angeles County, entitled Luther v. Countrywide Financial Corporation, et al. (the Luther Action). The Luther Plaintiffs’ complaint asserts certain MBS Claims in connection with MBS issued by subsidiaries of CFC in 429 offerings between 2005 and 2007. The Luther Plaintiffs certified that they collectively purchased securities in 63 of 429 offerings for approximately $216 million. The Luther Plaintiffs seek compensatory and/or rescissory damages and other unspecified relief. On January 6, 2010, the court granted CFC’s motion to dismiss with prejudice due to lack of subject matter jurisdiction. On May 18, 2011, the California Court of Appeal reversed the dismissal and remanded to the Superior Court. Defendants have filed a motion to dismiss.
Following the previous dismissal of the Luther Action on January 6, 2010, the Maine State Retirement System filed a putative class action in the U.S. District Court for the Central District of California, entitled Maine State Retirement System v. Countrywide Financial Corporation, et al. (the Maine Action). The Maine Action names the same defendants as the Luther Action, as well as the Corporation and NB Holdings Corporation, and asserts substantially the same allegations regarding 427 of the MBS offerings that were at issue in the Luther Action. Plaintiffs in the Maine Action (Maine Plaintiffs) seek compensatory and/or rescissory damages and other unspecified relief.
On November 4, 2010, the court granted CFC’s motion to dismiss the amended complaint in its entirety and held that the Maine Plaintiffs only have standing to sue over the 81 offerings in which they actually purchased MBS. The court also held that the applicable statute of limitations could be tolled by the filing of the Luther Action only with respect to the offerings in which the Luther Plaintiffs actually purchased MBS. As a result of these standing and tolling rulings, the number of offerings at issue in the Maine Action was reduced from 427 to 14. On December 6, 2010, the Maine Plaintiffs filed a second amended complaint that relates to 14 MBS offerings. On April 21, 2011, the court dismissed with prejudice the successor liability claims against the Corporation and NB Holdings Corporation. On May 6, 2011, the court held that the Maine Plaintiffs only have standing to sue over the specific MBS tranches that they purchased, and that the applicable statute of limitations could be tolled by the filing of the Luther Action only with respect to the specific tranches of MBS that the Luther Plaintiffs purchased. As a result of these tranche-specific standing and tolling rulings, the Maine Action was further reduced from 14 offerings to eight tranches. On June 6, 2011, the Maine Plaintiffs filed a third amended complaint that related to eight MBS tranches. On June 15, 2011, the court denied the Maine Plaintiffs’ motion to permit immediate interlocutory appeal of the court’s orders on standing, tolling of the statute of limitations and successor liability. On October 12, 2011, upon stipulation by the parties, the court certified a class consisting of eight subclasses, one for each of the eight MBS tranches at issue.
On November 17, 2010, Western Conference of Teamsters Pension Trust Fund (Western Teamsters) filed a putative class action against the same defendants named in the Maine Action in California Superior Court, Los Angeles County, entitled Western Conference of Teamsters Pension Trust Fund v. Countrywide Financial Corporation, et al. Western Teamsters’ complaint asserts that Western Teamsters and other unspecified investors purchased MBS issued in the 428 offerings that were also at issue in the Luther Action and asserts substantially the same allegations as the Luther Action. The Western Teamsters action has been coordinated with the Luther Action. Western Teamsters seek unspecified compensatory and/or rescissory damages and other unspecified relief.
On January 27, 2011, Putnam Bank filed a putative class action lawsuit against CFC, the Corporation and several related entities, among others, in the U.S. District Court for the District of Connecticut, entitled Putnam Bank v. Countrywide Financial Corporation, et al. Putnam Bank’s complaint asserts certain MBS Claims in connection with alleged purchases in eight MBS offerings issued by CFC subsidiaries between 2005 and 2007. Putnam Bank seeks rescission of its purchases or a rescissory measure of unspecified damages and/or compensatory damages and other unspecified relief. On August 15, 2011, the case was transferred to the Countrywide RMBS MDL.
Sealink Litigation
On September 29, 2011, Sealink Funding Limited filed a complaint against the Corporation and related entities, Countrywide entities, NB Holdings Corporation and certain former officers of Countrywide. The action is entitled Sealink Funding Limited v. Countrywide Financial Corp., and was filed in New York Supreme Court, New York County. The complaint asserts certain MBS Claims in connection with alleged purchases in 31 MBS offerings issued and/or underwritten by Countrywide entities between 2005 and 2007. Sealink seeks among other relief, rescission of the consideration Sealink allegedly paid for the securities, or alternatively, damages allegedly incurred by Sealink, as well as punitive damages. On October 6, 2011, defendants removed the action to the U.S District Court for the Southern District of New York. The JMDL transferred the case to the Countrywide RMBS MDL.
Merrill Lynch MBS Litigation
Merrill Lynch, MLPF&S, MLMI, and certain current and former directors of MLMI are named as defendants in a consolidated class action in the U.S. District Court in the Southern District of New York, entitled Public Employees’ Ret. System of Mississippi v. Merrill Lynch & Co. Inc. Plaintiffs assert certain MBS Claims in connection with their purchase of MBS. In March 2010, the court dismissed claims related to 65 of 84 offerings with prejudice due to lack of standing as no named plaintiff purchased securities in those offerings. On November 8, 2010, the court dismissed claims related to one additional offering on separate grounds. On December 14, 2011, the court granted preliminary approval of a settlement providing for a payment by the Corporation in an amount not material to the Corporation’s results of operations (which amount was fully accrued by the Corporation as of December 31, 2011).
Stichting Pensioenfonds ABP (Merrill Lynch) Litigation
On August 19, 2010, Stichting Pensioenfonds ABP (ABP) filed a complaint against Merrill Lynch related entities, and certain current and former directors of MLMI and other defendants, in New York Supreme Court, New York County, entitled Stichting Pensioenfonds v. Merrill Lynch & Co., Inc., et al. The action was removed to the U.S. District Court for the Southern District of New York. ABP’s complaint asserts certain MBS Claims in connection with alleged purchases in 13 offerings of Merrill Lynch-related MBS issued between 2006 and 2007. On October 12, 2011, ABP filed an amended complaint regarding the same offerings and adding additional federal securities law and state law claims. ABP seeks unspecified compensatory damages, interest and legal fees, or alternatively, rescission.
Regulatory Investigations
The Corporation has received a number of subpoenas and other requests for information from regulators and governmental authorities regarding MBS and other mortgage-related matters, including inquiries and investigations related to a number of transactions involving the Corporation’s underwriting and issuance of MBS and its participation in certain CDO offerings. These inquiries and investigations include, among others, an investigation by the SEC related to Merrill Lynch’s risk control, valuation, structuring, marketing and purchase of CDOs. The Corporation has provided documents and testimony and continues to cooperate fully with these inquiries and investigations.
Countrywide may also be subject to contractual indemnification for the benefit of certain individuals involved in the MBS matters discussed above.
Mortgage Repurchase Litigation
Walnut Place Litigation
On February 23, 2011, 11 entities with the common name Walnut Place (including Walnut Place LLC, and Walnut Place II LLC through Walnut Place XI LLC) filed a lawsuit, entitled Walnut Place LLC, et al. v. Countrywide Home Loans, Inc. et al., in New York Supreme Court, New York County, against CHL and several unaffiliated defendants (collectively, Sellers), as well as the Corporation and the Bank of New York Mellon in its capacity as trustee. The initial complaint was a purported derivative action for alleged breaches of a pooling and servicing agreement under which the Sellers sold residential mortgage loans to a securitization trust. Plaintiffs are alleged holders of certificates in several classes of the securitization trust who purport to sue derivatively in the place of the trustee. Plaintiffs allege that Sellers breached representations and warranties in the pooling and servicing agreement regarding mortgage loans. Plaintiffs seek a court order requiring Sellers to repurchase the mortgage loans at issue, or alternatively, damages for breach of contract, and allege that the Corporation is a successor in liability to CHL. On April 12, 2011, plaintiffs amended their complaint to add similar allegations with respect to an additional securitization trust. On May 17, 2011, the Corporation and Sellers jointly moved to dismiss the amended complaint.
On August 2, 2011, plaintiffs filed a separate action entitled Walnut Place LLC, et al. v. Countrywide Home Loans, Inc. et al., in New York Supreme Court, New York County, against the Corporation and Sellers, and The Bank of New York Mellon in its capacity as trustee. This action makes allegations similar to those in the prior Walnut Place LLC, et al. v. Countrywide Home Loans, Inc. et al. lawsuit with respect to an additional securitization trust. On October 7, 2011, the Corporation and Sellers jointly moved to dismiss the complaint.
TMST, Inc. Litigation
On April 29, 2011, the Chapter 11 bankruptcy trustee for TMST, Inc. (formerly known as Thornburg Mortgage, Inc.) and for certain affiliated entities (collectively, Thornburg), along with Zuni Investors, LLC (ZI), filed an adversary proceeding in the U.S. Bankruptcy Court for the District of Maryland entitled In Re TMST, Inc., f/k/a Thornburg Mortgage, Inc. against CHL and the Corporation. Plaintiffs filed an amended complaint on July 29, 2011, in which they allege, among other things, that CHL sold residential mortgage loans to Thornburg pursuant to two agreements, and that CHL allegedly breached certain representations and warranties contained in those agreements concerning property appraisals, prudent and customary loan origination practices, accuracy of mortgage loan schedules, and occupancy status. The complaint further alleges that those loans were deposited by Thornburg into a securitization trust, that ZI purchased certificates issued by that trust, and that the securitization trustee subsequently assigned to ZI and the bankruptcy trustee the right to pursue representation and warranty claims. Plaintiffs seek a court order requiring CHL to repurchase the mortgage loans at issue, or alternatively, unspecified damages for alleged breach of contract. CHL and the Corporation have filed motions to dismiss the case, to withdraw the reference to the Bankruptcy Court, and for transfer of venue to the United States District Court for the Central District of California.
U.S. Bank Litigation
On August 29, 2011, U.S. Bank, National Association (U.S. Bank), as trustee for the HarborView Mortgage Loan Trust 2005-10 (the Trust), a mortgage pool backed by loans originated by CHL, filed a complaint in New York Supreme Court, New York County, in a case entitled U.S. Bank National Association, as Trustee for HarborView Mortgage Loan Trust, Series 2005-10 v. Countrywide Home Loans, Inc. (dba Bank of America Home Loans), Bank of America Corporation, Countrywide Financial Corporation, Bank of America, N.A., and NB Holdings Corporation. U.S. Bank seeks a declaration that, as a result of alleged misrepresentations by CHL in connection with its sale of the loans, defendants must repurchase the loans. U.S. Bank further asserts that defendants are liable for breach of contract for the alleged failure to repurchase a subset of those loans. Defendants removed the case to the U.S. District Court for the Southern District of New York. U.S. Bank filed a motion to remand which is currently pending. On February 7, 2012, the JPML issued an order transferring the case to the Countrywide RMBS MDL in the U.S. District Court for the Central District of California.
Mortgage Servicing Investigations and Litigation
The Corporation entered into a consent order with the Office of the Comptroller of the Currency (OCC) on April 13, 2011, which requires servicers to make several enhancements to their servicing operations, including implementation of a single point of contact model for borrowers throughout the loss mitigation and foreclosure processes, adoption of measures designed to ensure that foreclosure activity is halted once a borrower has been approved for a modification unless the borrower fails to make payments under the modified loan and implementation of enhanced controls over third-party vendors that provide default servicing support services. In addition, the consent order required that servicers retain an independent consultant, approved by the OCC, to conduct a review of all foreclosure actions pending, or foreclosure sales that occurred between January 1, 2009 and December 31, 2010 and submit a plan to the OCC to remediate all financial injury to borrowers caused by any deficiencies identified through the review. The review is comprised of two parts: a sample file review conducted by the independent consultant, which began in October 2011, and file reviews by the independent consultant based upon requests for review from customers with in-scope foreclosures. The Corporation began outreach to those customers in November 2011 and additional outreach efforts are underway. Because the review process is available to a large number of potentially eligible borrowers and involves an examination of many details and documents, each review could take several months to complete. The Corporation cannot yet accurately determine how many borrowers will request a review, how many borrowers will meet the eligibility requirements or how much in compensation might ultimately be paid to eligible borrower.
On February 9, 2012, the Corporation reached agreements in principle (collectively, the Servicing Resolution Agreements) with (i) the DOJ, various federal regulatory agencies and 49 attorneys general to resolve federal and state investigations into certain origination, servicing and foreclosure practices (the Global AIP), (ii) the Federal Housing Administration (the FHA) to resolve certain claims relating to the origination of FHA-insured mortgage loans, primarily by Countrywide prior to and for a period following the acquisition of that lender (the FHA AIP) and (iii) each of the Federal Reserve and the OCC regarding civil monetary penalties related to conduct that was the subject of consent orders entered into with the banking regulators in April 2011 (the Consent Order AIPs).
The Servicing Resolution Agreements are subject to ongoing discussions among the parties and completion and execution of definitive documentation, as well as required regulatory and court approvals. The Global AIP is subject to, among other things, Federal court approval in the United States District Court in the District of Columbia and regulatory approvals of the United States Department of the Treasury and other federal agencies. The Consent Order AIPs are subject to, among other things, the finalization of the Global AIP.
The Global AIP calls for the establishment of certain uniform servicing standards, upfront cash payments of approximately $1.9 billion to the state and federal governments and for borrower restitution, approximately $7.6 billion in borrower assistance in the form of, among other things, principal reduction, short sales and deeds-in-lieu of foreclosure, and approximately $1.0 billion of refinancing assistance. The Corporation could be required to make additional payments if it fails to meet its borrower assistance and refinancing assistance commitments over a three-year period. In addition, the Corporation could be required to pay an additional $350 million if the Corporation fails to meet certain first-lien principal reduction thresholds over a three-year period. The Corporation also entered into agreements with several states under which it committed to perform certain minimum levels of principal reduction and related activities within those states as part of the Global AIP, and under which it could be required to make additional payments if it fails to meet such minimum levels. The Corporation may also incur additional operating costs (e.g., servicing costs) to implement certain terms of the Global AIP in future periods. The FHA AIP provides for an upfront cash payment by the Corporation of $500 million. The FHA would release the Corporation from all claims arising from loans originated prior to April 30, 2009 that were submitted for FHA insurance claim payments prior to January 1, 2012, and from multiple damages and penalties for loans that were originated on or before April 30, 2009, but had not been submitted for FHA insurance claim payment. The Corporation would have the obligation to pay an additional $500 million if the Corporation fails to meet certain principal reduction thresholds over a three-year period.
Pursuant to an agreement in principle, the OCC agreed to hold in abeyance the imposition of a civil monetary penalty of $164 million. Pursuant to a separate agreement in principle, the Federal Reserve will assess a civil monetary penalty in the amount of $176 million against the Corporation. Satisfying its payment, borrower assistance and remediation obligations under the Global AIP will satisfy any civil monetary penalty obligations arising under these agreements in principle. If, however, the Corporation does not make certain required payments or undertake certain required actions under the Global AIP, the OCC will assess, and the Federal Reserve will require the Corporation to pay the difference between the aggregate value of the payments and actions under these agreements in principle and the penalty amounts.
Under the terms of the Global AIP, the federal and participating state governments would release the Corporation from further liability for certain alleged residential mortgage origination, servicing and foreclosure deficiencies. In settling origination issues related to FHA guaranteed loans originated on or before April 30, 2009, the FHA would provide the Corporation and its affiliates a release for all claims with respect to such loans if an insurance claim had been submitted to the FHA prior to January 1, 2012 and a release of multiple damages and penalties (but not single damages) if no such claim had been submitted.
The Servicing Resolution Agreements do not cover claims arising out of securitization, including representations made to investors respecting MBS, criminal claims, private claims by borrowers, claims by certain states for injunctive relief or actual economic damages to borrowers related to the Mortgage Electronic Registration System, and claims by the GSEs (including repurchase demands), among other items.
The Corporation continues to be subject to additional borrower and non-borrower litigation and governmental and regulatory scrutiny related to its past and current servicing and foreclosure activities, including those claims not covered by the Servicing Resolution Agreements. This scrutiny may extend beyond the Corporation’s pending foreclosure matters to issues arising out of alleged irregularities with respect to previously completed foreclosure activities. The current environment of heightened regulatory scrutiny may subject the Corporation to inquiries or investigations.
Ocala Litigation
BNP Paribas Mortgage Corporation and Deutsche Bank AG each filed claims (the 2009 Actions) against BANA in the U.S. District Court for the Southern District of New York entitled BNP Paribas Mortgage Corporation v. Bank of America, N.A. and Deutsche Bank AG v. Bank of America, N.A. Plaintiffs allege that BANA failed to properly perform its duties as indenture trustee, collateral agent, custodian and depositary for Ocala Funding, LLC (Ocala), a home mortgage warehousing facility, resulting in the loss of plaintiffs’ investment in Ocala. Ocala was a wholly-owned subsidiary of Taylor, Bean & Whitaker Mortgage Corp. (TBW), a home mortgage originator and servicer which is alleged to have committed fraud that led to its eventual bankruptcy. Ocala provided funding for TBW’s mortgage origination activities by issuing notes, the proceeds of which were to be used by TBW to originate home mortgages. Such mortgages and other Ocala assets in turn were pledged to BANA, as collateral agent, to secure the notes. Plaintiffs lost most or all of their investment in Ocala when, as the result of the alleged fraud committed by TBW, Ocala was unable to repay the notes purchased by plaintiffs and there was insufficient collateral to satisfy Ocala’s debt obligations. Plaintiffs allege that BANA breached its contractual, fiduciary and other duties to Ocala, thereby permitting TBW’s alleged fraud to go undetected. Plaintiffs seek compensatory damages and other relief from BANA, including interest and attorneys’ fees, in an unspecified amount, but which plaintiffs allege exceeds $1.6 billion.
On March 23, 2011, the U.S. District Court for the Southern District of New York issued an order granting in part and denying in part BANA’s motions to dismiss the 2009 Actions. The court dismissed plaintiffs’ claims against BANA in its capacity as custodian and depositary, as well as plaintiffs’ claims for contractual indemnification and other claims. The court retained the claims questioning BANA’s performance as indenture trustee and collateral agent. Finally, the court agreed with BANA that plaintiffs may not pursue claims for any breach that arose prior to July 20, 2009 (the date on which plaintiffs purchased the last issuance of Ocala notes). On December 29, 2011, plaintiffs moved for leave to amend their complaints to include additional contractual, tort and equitable claims.
On June 22, 2011, BANA filed third-party complaints in the 2009 Actions against BNP Paribas Securities Corp. (BNP Securities) and Deutsche Bank Securities, Inc. (Deutsche Securities) seeking contribution for damages sustained by BANA in the underlying actions. BNP Securities and Deutsche Securities (collectively, the Note Dealers) served as note dealers and private placement agents for the Ocala notes that are the subject of the underlying actions. On September 15, 2011, the Note Dealers moved to dismiss the third-party complaints.
On August 30, 2010, plaintiffs each filed new lawsuits (the 2010 Actions) against BANA in the U.S. District Court for the Southern District of Florida entitled BNP Paribas Mortgage Corporation v. Bank of America, N.A. and Deutsche Bank AG v. Bank of America, N.A., which the parties agreed to transfer to the U.S. District Court for the Southern District of New York as related to the 2009 Actions. On December 29, 2011, plaintiffs voluntarily dismissed the 2010 Actions without prejudice and moved for leave to amend their complaints in the 2009 Actions, as discussed above.
On October 1, 2010, BANA, on behalf of Ocala’s investors, filed suit in the U.S. District Court for the District of Columbia against the FDIC as receiver of Colonial Bank, TBW’s primary bank, and Platinum Community Bank (Platinum, a wholly-owned subsidiary of TBW) entitled Bank of America, National Association as indenture trustee, custodian and collateral agent for Ocala Funding, LLC v. Federal Deposit Insurance Corporation. The suit seeks judicial review of the FDIC’s denial of the administrative claims brought by BANA in the FDIC’s Colonial and Platinum receivership proceedings. BANA’s claims allege that Ocala’s losses were in whole or in part the result of Colonial and Platinum’s participation in TBW’s alleged fraud. BANA seeks a court order requiring the FDIC to allow BANA’s claims in an amount equal to Ocala’s losses and, accordingly, to permit BANA, as trustee, collateral agent, custodian and depositary for Ocala, to share appropriately in distributions of any receivership assets that the FDIC makes to creditors of the two failed banks.
On March 14, 2011, the FDIC moved to dismiss BANA’s action, primarily on the ground that Ocala Funding had not exhausted its administrative remedies. BANA filed an amended complaint alleging that it had exhausted its administrative remedies. On August 5, 2011, the FDIC answered and moved to dismiss the amended complaint, and asserted counterclaims against BANA in its individual capacity seeking approximately $900 million in damages. The counterclaims allege that Colonial sent 4,808 loans to BANA as bailee; that BANA converted the loans into Ocala collateral without first ensuring that Colonial was paid; and that Colonial was never paid for these loans. BANA filed an opposition to the FDIC’s motion to dismiss on October 21, 2011, along with a motion to dismiss the FDIC’s counterclaims.

Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
 Shareholders’ Equity
Common Stock
In November 2011, August 2011, May 2011 and January 2011, the Corporation’s Board of Directors (the Board) declared the fourth, third, second and first quarter cash dividends of $0.01 per common share, which were paid on December 23, 2011, September 23, 2011, June 24, 2011 and March 25, 2011 to common shareholders of record on December 2, 2011, September 2, 2011, June 3, 2011 and March 4, 2011, respectively. In addition, in January 2012, the Board declared a first quarter cash dividend of $0.01 per common share payable on March 23, 2012 to common shareholders of record on March 2, 2012.
In connection with the exchanges described below in Preferred Stock, the Corporation issued 400 million shares of common stock.
On September 1, 2011, the Corporation closed the sale to Berkshire Hathaway, Inc. (Berkshire) of 50,000 shares of the Series T Preferred Stock and a warrant (the Warrant) to purchase 700 million shares of the Corporation’s common stock for an aggregate purchase price of $5.0 billion in cash. Of the $5.0 billion in cash proceeds, $2.9 billion was allocated to preferred stock and $2.1 billion to the Warrant on a relative fair value basis. The discount on the Series T Preferred Stock is not subject to accretion. The portion of proceeds allocated to the Warrant was recorded as additional paid-in capital. The Warrant is exercisable at the holder’s option at any time, in whole or in part until September 1, 2021, at an exercise price of $7.142857 per share of common stock. The Warrant may be settled in cash or by exchanging all or a portion of the Series T Preferred Stock. For additional information on the Berkshire investment and Series T Preferred Stock, see Preferred Stock in this Note.
On February 23, 2010, the Corporation held a special meeting of stockholders at which it obtained shareholder approval of an amendment to the Corporation’s amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 10.0 billion to 11.3 billion. On April 28, 2010, at the Corporation’s 2010 annual meeting of stockholders, the Corporation obtained shareholder approval of an amendment to the Corporation’s amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 11.3 billion to 12.8 billion.
In January 2009, the Corporation issued 1.4 billion shares of common stock in connection with its acquisition of Merrill Lynch. During 2009 and 2008, in connection with preferred stock issuances to the U.S. government under the Troubled Asset Relief Program (TARP), the Corporation issued warrants to purchase 121.8 million shares of common stock at an exercise price of $30.79 per share and 150.4 million shares of common stock at an exercise price of $13.30 per share. The U.S. Treasury auctioned these warrants in March 2010.
In May 2009, the Corporation issued 1.3 billion shares of its common stock at an average price of $10.77 per share through an at-the-market issuance program resulting in gross proceeds of approximately $13.5 billion.
In connection with employee stock plans in 2011, the Corporation issued approximately 51 million shares and repurchased approximately 28 million shares of its common stock to satisfy tax withholding obligations. At December 31, 2011, the Corporation had reserved 2.2 billion unissued shares of common stock for future issuances under employee stock plans, common stock warrants, convertible notes and preferred stock.
There is no existing Board authorized share repurchase program.
Preferred Stock
During both 2011 and 2010, the dividends declared on preferred stock were $1.4 billion, and $4.5 billion for 2009.
In 2011, the Corporation entered into separate agreements with certain institutional preferred and Trust Security holders (the Exchange Agreements) pursuant to which the Corporation and each security holder agreed to exchange shares, or depository shares representing fractional interests in shares, of various series of the Corporation’s preferred stock, par value $0.01 per share, or Trust Securities for an aggregate of 400 million shares of the Corporation’s common stock valued at $2.2 billion and $2.3 billion aggregate principal amount of senior notes. The exchanges, in the aggregate, increased Tier 1 common capital by $3.9 billion, or approximately 29 bps. The Exchange Agreements related to Trust Securities are described in Note 13 – Long-term Debt and the Exchange Agreements related to preferred stock are described below.
As part of the Exchange Agreements, the Corporation exchanged non-convertible preferred stock, with an aggregate liquidation preference of $815 million and carrying value of $814 million, for 72 million shares of common stock valued at $399 million and senior notes valued at $231 million. The $184 million difference between the carrying value of the non-convertible preferred stock and the fair value of the consideration issued to the holders of the non-convertible preferred stock was recorded in retained earnings as a non-cash reduction to preferred stock dividends.
Additionally, as a part of the Exchange Agreements, a portion of the Series L 7.25% Non-Cumulative Perpetual Convertible Preferred Stock (Series L Preferred Stock) with an aggregate liquidation preference and carrying value of $269 million was exchanged for 20 million common shares valued at $123 million and senior notes valued at $129 million. The $17 million difference between the carrying value of the Series L Preferred Stock and the fair value of the consideration issued to holders of the Series L Preferred Stock was reclassified from preferred stock to common stock and additional paid-in capital. Because the number of common shares issued to the Series L Preferred Stock holders was in excess of the number of common shares issuable pursuant to the original conversion terms, the $220 million fair value of consideration transferred to the Series L Preferred Stock holders in excess of the $32 million fair value of securities issuable pursuant to the original conversion terms was recorded as a non-cash preferred stock dividend. The dividend did not impact total shareholders’ equity as it reduced retained earnings and increased common stock and additional paid-in capital by the same amount.
The table below lists the aggregate liquidation value of each series of preferred stock exchanged.

Preferred Stock Exchanged

	Preferred Shares Exchanged	Liquidation Value (1, 2)
(Dollars in millions, actual shares)
Non-convertible
Series D	260	$7
Series E	5,915	148
Series J	1,058	26
Series K	4,929	123
Series M	4,958	124
Series 1	1,215	36
Series 2	5,436	163
Series 3	563	17
Series 4	2,203	66
Series 5	3,288	99
Series 6	5,612	6
Total non-convertible	35,437	815
Convertible
Series L	269,139	269
Total exchanged	304,576	$1,084

(1)	Amounts shown are before third-party issuance costs.

(2)	Carrying value of preferred stock exchanged was $1,083 million.

The Series T Preferred Stock issued as part of the Berkshire investment has a liquidation value of $100,000 per share and dividends on the Series T Preferred Stock accrue on the liquidation value at a rate per annum of six percent but will be paid only when and if declared by the Board out of legally available funds. Subject to the approval of the Board of Governors of the Federal Reserve System, the Series T Preferred Stock may be redeemed by the Corporation at any time at a redemption price of $105,000 per share plus any accrued, unpaid dividends. The Series T Preferred Stock has no maturity date and ranks senior to the outstanding common stock with respect to the payment of dividends and distributions in liquidation. At any time when dividends on the Series T Preferred Stock have not been paid in full, the unpaid amounts will accrue dividends at a rate per annum of eight percent and the Corporation will not be permitted to pay dividends or other distributions on, or to repurchase, any outstanding common stock or any of the Corporation’s outstanding preferred stock of any series. Following payment in full of accrued but unpaid dividends on the Series T Preferred Stock, the dividend rate remains at eight percent per annum.
In connection with the Merrill Lynch acquisition, Merrill Lynch non-convertible preferred shareholders received Bank of America Corporation preferred stock having substantially identical terms. On October 15, 2010, all of the outstanding shares of the mandatory convertible preferred stock of Merrill Lynch automatically converted into an aggregate of 50 million shares of the Corporation’s common stock in accordance with the terms of these preferred securities.
In January 2009, in connection with TARP and the Merrill Lynch acquisition, the Corporation issued to the U.S. Treasury non-voting perpetual preferred stock for $30.0 billion.
In December 2009, the Corporation repurchased the non-voting perpetual preferred stock previously issued to the U.S. Treasury (TARP Preferred Stock) in 2009 and 2008 through the use of $25.7 billion in excess liquidity and $19.3 billion in proceeds from the sale of 1.3 billion Common Equivalent Securities (CES) valued at $15.00 per unit. The CES consisted of depositary shares representing interests in shares of Common Equivalent Junior Preferred Stock, Series S (Common Equivalent Stock) and contingent warrants to purchase an aggregate of 60 million shares of the Corporation’s common stock. On February 23, 2010, the Corporation held a special meeting of stockholders at which it obtained shareholder approval of an amendment to the Corporation’s amended and restated certificate of incorporation to increase the number of authorized shares of common stock. Accordingly, the Common Equivalent Stock automatically converted in full into 1.286 billion shares of common stock on February 24, 2010. In addition, as a result, the contingent warrants expired without having become exercisable and the CES ceased to exist.
During 2009, the Corporation entered into agreements with certain holders of non-government perpetual preferred stock to exchange their holdings of approximately $7.3 billion aggregate liquidation preference, before third-party issuance costs, of 323 million shares of perpetual preferred stock for 545 million shares of common stock with a fair value of $6.1 billion. In addition, the Corporation exchanged $3.9 billion aggregate liquidation preference, before third-party issuance costs, of 144 million shares of non-government preferred stock for 200 million shares of common stock in an exchange offer with a fair value of stock issued of $2.5 billion. In total, these exchanges resulted in the exchange of $11.3 billion aggregate liquidation preference, before third-party issuance costs, or 467 million shares of preferred stock into 745 million shares of common stock with a fair value of $8.6 billion.
In addition, during 2009, the Corporation exchanged 3.6 million shares, or $3.6 billion aggregate liquidation preference of Series L Preferred Stock into 255 million shares of common stock with a fair value of $2.8 billion, which was accounted for as an induced conversion of preferred stock.
As a result of these 2009 exchanges, the Corporation recorded an increase to retained earnings and net income (loss) applicable to common shareholders of $576 million. This represents the net of a $2.62 billion benefit due to the excess of the carrying value of the Corporation’s non-convertible preferred stock over the fair value of the common stock exchanged, partially offset by a $2.04 billion inducement representing the excess of the fair value of the common stock exchanged over the fair value of the common stock that would have been issued under the original conversion terms.
The table below presents a summary of perpetual preferred stock previously issued by the Corporation and remaining outstanding at December 31, 2011.

Preferred Stock Summary

(Dollars in millions, except as noted)
Series	Description	Initial Issuance Date	Total Shares Outstanding	Liquidation Preference per Share (in dollars)	Carrying Value (1)	Per Annum Dividend Rate	Redemption Period
Series B (2)	7% Cumulative Redeemable	June 1997	7,571	$100	$1	7.00%	n/a
Series D (3, 8)	6.204% Non-Cumulative	September 2006	26,174	25,000	654	6.204%	On or after September 14, 2011
Series E (3, 8)	Floating Rate Non-Cumulative	November 2006	13,576	25,000	340	Annual rate equal to the greater of (a) 3-mo. LIBOR + 35 bps and (b) 4.00%	On or after November 15, 2011
Series H (3, 8)	8.20% Non-Cumulative	May 2008	114,483	25,000	2,862	8.20%	On or after May 1, 2013
Series I (3, 8)	6.625% Non-Cumulative	September 2007	14,584	25,000	365	6.625%	On or after October 1, 2017
Series J (3, 8)	7.25% Non-Cumulative	November 2007	38,053	25,000	951	7.25%	On or after November 1, 2012
Series K (3, 9)	Fixed-to-Floating Rate Non-Cumulative	January 2008	61,773	25,000	1,544	8.00% through 1/29/18; 3-mo. LIBOR + 363 bps thereafter	On or after January 30, 2018
Series L	7.25% Non-Cumulative Perpetual Convertible	January 2008	3,080,182	1,000	3,080	7.25%	n/a
Series M (3, 9)	Fixed-to-Floating Rate Non-Cumulative	April 2008	52,399	25,000	1,310	8.125% through 5/14/18; 3-mo. LIBOR + 364 bps thereafter	On or after May 15, 2018
Series T	6% Cumulative	September 2011	50,000	100,000	2,918	6.00%	See description in Preferred Stock in this Note
Series 1 (3, 4)	Floating Rate Non-Cumulative	November 2004	3,646	30,000	109	3-mo. LIBOR + 75 bps (5)	On or after November 28, 2009
Series 2 (3, 4)	Floating Rate Non-Cumulative	March 2005	12,111	30,000	363	3-mo. LIBOR + 65 bps (5)	On or after November 28, 2009
Series 3 (3, 4)	6.375% Non-Cumulative	November 2005	21,773	30,000	653	6.375%	On or after November 28, 2010
Series 4 (3, 4)	Floating Rate Non-Cumulative	November 2005	10,773	30,000	323	3-mo. LIBOR + 75 bps (6)	On or after November 28, 2010
Series 5 (3, 4)	Floating Rate Non-Cumulative	March 2007	16,902	30,000	507	3-mo. LIBOR + 50 bps (6)	On or after May 21, 2012
Series 6 (3, 7)	6.70% Non-Cumulative Perpetual	September 2007	59,388	1,000	60	6.70%	On or after February 3, 2009
Series 7 (3, 7)	6.25% Non-Cumulative Perpetual	September 2007	16,596	1,000	17	6.25%	On or after March 18, 2010
Series 8 (3, 4)	8.625% Non-Cumulative	April 2008	89,100	30,000	2,673	8.625%	On or after May 28, 2013
Total			3,689,084		$18,730

(1)	Amounts shown are before third-party issuance costs and other Merrill Lynch purchase accounting related adjustments of $333 million.

(2)	Series B Preferred Stock does not have early redemption/call rights.

(3)	The Corporation may redeem series of preferred stock on or after the redemption date, in whole or in part, at its option, at the liquidation preference plus declared and unpaid dividends.

(4)	Ownership is held in the form of depositary shares, each representing a 1/1200th interest in a share of preferred stock, paying a quarterly cash dividend, if and when declared.

(5)	Subject to 3.00% minimum rate per annum.

(6)	Subject to 4.00% minimum rate per annum.

(7)	Ownership is held in the form of depositary shares, each representing a 1/40th interest in a share of preferred stock, paying a quarterly cash dividend, if and when declared.

(8)	Ownership is held in the form of depositary shares, each representing a 1/1000th interest in a share of preferred stock, paying a quarterly cash dividend, if and when declared.

(9)
Ownership is held in the form of depositary shares, each representing a 1/25th interest in a share of preferred stock, paying a semi-annual cash dividend, if and when declared, until the redemption date adjusts to a quarterly cash dividend, if and when declared, thereafter.

n/a = not applicable

Series L Preferred Stock listed in the Preferred Stock Summary table does not have early redemption/call rights. Each share of the Series L Preferred Stock may be converted at any time, at the option of the holder, into 20 shares of the Corporation’s common stock plus cash in lieu of fractional shares. On or after January 30, 2013, the Corporation may cause some or all of the Series L Preferred Stock, at its option, at any time or from time to time, to be converted into shares of common stock at the then-applicable conversion rate if, for 20 trading days during any period of 30 consecutive trading days, the closing price of common stock exceeds 130 percent of the then-applicable conversion price of the Series L Preferred Stock. If the Corporation exercises its rights to cause the automatic conversion of Series L Preferred Stock on January 30, 2013, it will still pay any accrued dividends payable on January 30, 2013 to the applicable holders of record.
All series of preferred stock in the Preferred Stock Summary table have a par value of $0.01 per share, are not subject to the operation of a sinking fund, have no participation rights, and with the exception of the Series L Preferred Stock, are not convertible. The holders of the Series B Preferred Stock and Series 1 through 8 Preferred Stock have general voting rights, and the holders of the other series included in the table have no general voting rights. All outstanding series of preferred stock of the Corporation have preference over the Corporation’s common stock with respect to the payment of dividends and distribution of the Corporation’s assets in the event of a liquidation or dissolution. With the exception of the Series T Preferred Stock, if any dividend payable on these series is in arrears for three or more semi-annual or six or more quarterly dividend periods, as applicable (whether consecutive or not), the holders of these series and any other class or series of preferred stock ranking equally as to payment of dividends and upon which equivalent voting rights have been conferred and are exercisable (voting as a single class), will be entitled to vote for the election of two additional directors. These voting rights terminate when the Corporation has paid in full dividends on these series for at least two semi-annual or four quarterly dividend periods, as applicable, following the dividend arrearage.

Accumulated Other Comprehensive Income	12 Months Ended
Dec. 31, 2011
Accumulated Other Comprehensive Income [Abstract]
Comprehensive Income (Loss) Note [Text Block]
Accumulated Other Comprehensive Income
The table below presents the changes in accumulated OCI in 2009, 2010 and 2011, net-of-tax.

(Dollars in millions)	Available-for- Sale Debt Securities	Available-for- Sale Marketable Equity Securities	Derivatives	Employee Benefit Plans (1)	Foreign Currency (2)	Total
Balance, December 31, 2008	$(5,956)	$3,935	$(3,458)	$(4,642)	$(704)	$(10,825)
Cumulative adjustment for accounting change – OTTI (3)	(71)	—	—	—	—	(71)
Net change in fair value recorded in accumulated OCI	6,364	2,651	153	318	211	9,697
Net realized (gains) losses reclassified into earnings	(965)	(4,457)	770	232	—	(4,420)
Balance, December 31, 2009	$(628)	$2,129	$(2,535)	$(4,092)	$(493)	$(5,619)
Cumulative adjustments for accounting changes: (3)
Consolidation of certain variable interest entities	(116)	—	—	—	—	(116)
Credit-related notes	229	—	—	—	—	229
Net change in fair value recorded in accumulated OCI	2,210	5,657	(1,108)	(104)	(44)	6,611
Net realized (gains) losses reclassified into earnings	(981)	(1,127)	407	249	281	(1,171)
Balance, December 31, 2010	$714	$6,659	$(3,236)	$(3,947)	$(256)	$(66)
Net change in fair value recorded in accumulated OCI	4,331	(2,539)	(1,567)	(714)	(34)	(523)
Net realized (gains) losses reclassified into earnings	(1,945)	(4,117)	1,018	270	(74)	(4,848)
Balance, December 31, 2011	$3,100	$3	$(3,785)	$(4,391)	$(364)	$(5,437)

(1)	Net change in fair value represents after-tax adjustments based on the final year-end actuarial valuations. For more information on employee benefit plans, see Note 19 – Employee Benefit Plans.

(2)	Net change in fair value represents only the impact of changes in spot foreign exchange rates on the Corporation’s net investment in non-U.S. operations and related hedges.

(3)	For additional information on the adoption of new accounting guidance, see Note 1 – Summary of Significant Accounting Principles and Note 5 – Securities.

Earnings Per Common Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
Earnings Per Common Share
The calculation of EPS and diluted EPS for 2011, 2010 and 2009 is presented below. See Note 1 – Summary of Significant Accounting Principles for additional information on the calculation of EPS.

(Dollars in millions, except per share information; shares in thousands)	2011	2010	2009
Earnings (loss) per common share
Net income (loss)	$1,446	$(2,238)	$6,276
Preferred stock dividends	(1,361)	(1,357)	(4,494)
Accelerated accretion from redemption of preferred stock issued to the U.S. Treasury	—	—	(3,986)
Net income (loss) applicable to common shareholders	85	(3,595)	(2,204)
Dividends and undistributed earnings allocated to participating securities	(1)	(4)	(6)
Net income (loss) allocated to common shareholders	$84	$(3,599)	$(2,210)
Average common shares issued and outstanding	10,142,625	9,790,472	7,728,570
Earnings (loss) per common share	$0.01	$(0.37)	$(0.29)
Diluted earnings (loss) per common share
Net income (loss) applicable to common shareholders	$85	$(3,595)	$(2,204)
Dividends and undistributed earnings allocated to participating securities	(1)	(4)	(6)
Net income (loss) allocated to common shareholders	$84	$(3,599)	$(2,210)
Average common shares issued and outstanding	10,142,625	9,790,472	7,728,570
Dilutive potential common shares (1)	112,199	—	—
Total diluted average common shares issued and outstanding	10,254,824	9,790,472	7,728,570
Diluted earnings (loss) per common share	$0.01	$(0.37)	$(0.29)

(1)	Includes incremental shares from RSUs, restricted stock shares, stock options and warrants.

Due to the net loss applicable to common shareholders for 2010 and 2009, no dilutive potential common shares were included in the calculation of diluted EPS because they would have been antidilutive.
For 2011, 2010 and 2009, average options to purchase 217 million, 271 million and 315 million shares, respectively, of common stock were outstanding but not included in the computation of EPS because they were antidilutive under the treasury stock method. For both 2011 and 2010, average warrants to purchase 272 million shares of common stock and 265 million for 2009, were outstanding but not included in the computation of EPS because they were antidilutive under the treasury stock method. For 2011, 66 million average dilutive potential common shares associated with the Series L Preferred Stock were excluded from the diluted share count because the result would have been antidilutive under the “if-converted” method. For 2010 and 2009, 107 million and 147 million average dilutive potential common shares associated with the Series L Preferred Stock, and the mandatory convertible Preferred Stock Series 2 and Series 3 of Merrill Lynch were excluded from the diluted share count because the result would have been antidilutive under the “if-converted” method. For 2009, 81 million average dilutive potential common shares associated with the CES were excluded from the diluted share count because the result would have been antidilutive under the “if-converted” method. For 2011, 234 million average dilutive potential common shares associated with the Series T Preferred Stock issued in 2011 were excluded from the diluted share count because the result would have been antidilutive under the “if-converted” method.
For purposes of computing basic EPS, CES were considered to be participating securities prior to February 24, 2010, however, due to a net loss for 2010, earnings were not allocated to the CES. The two-class method prohibits allocation of an undistributed loss to participating securities. For purposes of computing diluted EPS, there was no dilutive effect of the CES, which were outstanding prior to February 24, 2010, due to a net loss for 2010.
In 2011, in connection with the exchanges described in Note 15 – Shareholders’ Equity, the Corporation recorded a net $36 million non-cash preferred stock dividend which is included in the calculation of net income allocated to common shareholders.
For 2009, as a result of repurchasing the TARP Preferred Stock, the Corporation accelerated the remaining accretion of the issuance discount on the TARP Preferred Stock of $4.0 billion and recorded a corresponding charge to retained earnings and income (loss) applicable to common shareholders in the calculation of diluted EPS. In addition, in 2009, the Corporation recorded an increase to retained earnings and net income (loss) applicable to common shareholders of $576 million related to the Corporation’s preferred stock exchange for common stock.

Regulatory Requirements and Restrictions	12 Months Ended
Dec. 31, 2011
Regulatory Requirements and Restrictions [Abstract]
Regulatory Capital Requirements under Banking Regulations [Text Block]
 Regulatory Requirements and Restrictions
The Federal Reserve requires the Corporation’s banking subsidiaries to maintain reserve balances based on a percentage of certain deposits. Average daily reserve balances required by the Federal Reserve were $14.6 billion and $12.9 billion for 2011 and 2010. Currency and coin residing in branches and cash vaults (vault cash) are used to partially satisfy the reserve requirement. The average daily reserve balances, in excess of vault cash, held with the Federal Reserve amounted to $6.5 billion and $5.5 billion for 2011 and 2010.
The primary sources of funds for cash distributions by the Corporation to its shareholders are dividends received from its banking subsidiaries, Bank of America, N.A. and FIA Card Services, N.A. In 2011, the Corporation received $9.8 billion in dividends from Bank of America, N.A. and FIA Card Services, N.A., returned capital of $7.0 billion to the Corporation. In 2012, Bank of America, N.A. and FIA Card Services, N.A. can declare and pay dividends to the Corporation of $4.5 billion and $0 plus an additional amount equal to their net profits for 2012, as defined by statute, up to the date of any such dividend declaration. The other subsidiary national banks can pay dividends in aggregate of $1.0 billion in 2012 plus an additional amount equal to their net profits for 2012, as defined by statute, up to the date of any such dividend declaration. The amount of dividends that each subsidiary bank may declare in a calendar year without approval by the OCC is the subsidiary bank’s net profits for that year combined with its net retained profits, as defined, for the preceding two years.
The Federal Reserve, OCC and FDIC (collectively, joint agencies) have in place regulatory capital guidelines for U.S. banking organizations. Failure to meet the capital requirements can initiate certain mandatory and discretionary actions by regulators that could have a material effect on the Corporation’s financial position. The regulatory capital guidelines measure capital in relation to the credit and market risks of both on- and off-balance sheet items using various risk weights. Under the regulatory capital guidelines, Total capital consists of three tiers of capital. Tier 1 capital includes qualifying common shareholders’ equity, qualifying noncumulative perpetual preferred stock, qualifying Trust Securities, hybrid securities and qualifying non-controlling interests, less goodwill and other adjustments. Tier 2 capital consists of qualifying subordinated debt, a limited portion of the allowance for loan and lease losses, a portion of net unrealized gains on AFS marketable equity securities and other adjustments. Tier 3 capital includes subordinated debt that is unsecured, fully paid, has an original maturity of at least two years, is not redeemable before maturity without prior approval by the Federal Reserve and includes a lock-in clause precluding payment of either interest or principal if the payment would cause the issuing bank’s risk-based capital ratio to fall or remain below the required minimum. Tier 3 capital can only be used to satisfy the Corporation’s market risk capital requirement and may not be used to support its credit risk requirement. At December 31, 2011 and 2010, the Corporation had no subordinated debt that qualified as Tier 3 capital.
Certain corporate-sponsored trust companies which issue Trust Securities are not consolidated. In accordance with Federal Reserve guidance, Trust Securities continue to qualify as Tier 1 capital with revised quantitative limits effective March 31, 2011. As a result, the Corporation includes Trust Securities in Tier 1 capital. The Financial Reform Act includes a provision under which the Corporation’s previously issued and outstanding Trust Securities in the aggregate amount of $16.1 billion (approximately 125 bps of Tier 1 capital) at December 31, 2011, will no longer qualify as Tier 1 capital effective January 1, 2013. This amount excludes $633 million of hybrid Trust Securities that are expected to be converted to preferred stock prior to the date of implementation. The exclusion of Trust Securities from Tier 1 capital will be phased in incrementally over a three-year phase-in period. The treatment of Trust Securities during the phase-in period remains unclear and is subject to future rulemaking.
Current limits restrict core capital elements to 15 percent of total core capital elements for internationally active bank holding companies. Internationally active bank holding companies are those that have significant activities in non-U.S. markets with consolidated assets greater than $250 billion or on-balance sheet non-U.S. exposure greater than $10 billion. In addition, the Federal Reserve revised the qualitative standards for capital instruments included in regulatory capital. At December 31, 2011, the Corporation’s restricted core capital elements comprised 9.1 percent of total core capital elements. The Corporation is and expects to remain compliant with the revised limits.
To meet minimum, adequately capitalized regulatory requirements, an institution must maintain a Tier 1 capital ratio of four percent and a Total capital ratio of eight percent. A “well-capitalized” institution must generally maintain capital ratios 200 bps higher than the minimum guidelines. The risk-based capital rules have been further supplemented by a Tier 1 leverage ratio, defined as Tier 1 capital divided by quarterly average total assets, after certain adjustments. “Well-capitalized” bank holding companies must have a minimum Tier 1 leverage ratio of four percent. National banks must maintain a Tier 1 leverage ratio of at least five percent to be classified as “well-capitalized.” At December 31, 2011, the Corporation’s Tier 1 capital, Total capital and Tier 1 leverage ratios were 12.40 percent, 16.75 percent and 7.53 percent, respectively. This classifies the Corporation as “well-capitalized” for regulatory purposes, the highest classification.
Net unrealized gains or losses on AFS debt securities and marketable equity securities, net unrealized gains and losses on derivatives, and employee benefit plan adjustments in shareholders’ equity are excluded from the calculations of Tier 1 common capital as discussed below, Tier 1 capital and leverage ratios. The Total capital ratio excludes all of the above with the exception of up to 45 percent of the pre-tax net unrealized gains on AFS marketable equity securities.
The Corporation calculates Tier 1 common capital as Tier 1 capital including any CES less preferred stock, qualifying Trust Securities, hybrid securities and qualifying noncontrolling interest in subsidiaries. CES was included in Tier 1 common capital based upon applicable regulatory guidance and the expectation at December 31, 2009 that the underlying Common Equivalent Junior Preferred Stock, Series S would convert into common stock following shareholder approval of additional authorized shares. Shareholders approved the increase in the number of authorized shares of common stock and the Common Equivalent Stock converted into common stock on February 24, 2010. Tier 1 common capital was $126.7 billion and $125.1 billion and the Tier 1 common capital ratio was 9.86 percent and 8.60 percent at December 31, 2011 and 2010.

The table below presents actual and minimum required regulatory capital amounts for 2011 and 2010.

Regulatory Capital

	December 31
	2011			2010
	Actual			Actual
(Dollars in millions)	Ratio	Amount	Minimum Required (1)	Ratio	Amount	Minimum Required (1)
Risk-based capital
Tier 1 common
Bank of America Corporation	9.86%	$126,690	n/a	8.60%	$125,139	n/a
Tier 1
Bank of America Corporation	12.40	159,232	$51,379	11.24	163,626	$58,238
Bank of America, N.A.	11.74	119,881	40,830	10.78	114,345	42,416
FIA Card Services, N.A.	17.63	24,660	5,596	15.30	25,589	6,691
Total
Bank of America Corporation	16.75	215,101	102,757	15.77	229,594	116,476
Bank of America, N.A.	15.17	154,885	81,661	14.26	151,255	84,831
FIA Card Services, N.A.	19.01	26,594	11,191	16.94	28,343	13,383
Tier 1 leverage
Bank of America Corporation	7.53	159,232	84,557	7.21	163,626	90,811
Bank of America, N.A.	8.65	119,881	55,454	7.83	114,345	58,391
FIA Card Services, N.A.	14.22	24,660	6,935	13.21	25,589	7,748

(1)	Dollar amount required to meet guidelines for adequately capitalized institutions.
n/a = not applicable
Regulatory Capital Developments
The Corporation manages regulatory capital to adhere to regulatory standards of capital adequacy based on current understanding of the rules and the application of such rules to the Corporation’s business as currently conducted. The regulatory capital rules as written by the Basel Committee on Banking Supervision (the Basel Committee) continue to evolve.
U.S. banking regulators published a final Basel II rule (Basel II) in December 2007, which requires the Corporation to implement Basel II at the holding company level as well as at certain U.S. bank subsidiaries, establishes requirements for the U.S. implementation and provides detailed requirements for a new regulatory capital framework related to credit and operational risk (Pillar 1), supervisory requirements (Pillar 2) and disclosure requirements (Pillar 3). The Corporation is currently in the Basel II parallel period.
On December 15, 2010, U.S. regulators announced a notice of proposed rulemaking (NPR) on the Risk-based Capital Guidelines for Market Risk. On December 29, 2011, U.S. regulators issued an NPR that would amend the December 2010 NPR. This amended NPR is expected to increase the capital requirements for the Corporation’s trading assets and liabilities. The Corporation continues to evaluate the capital impact of the proposed rules and currently anticipates it will be in compliance with any final rules by the projected implementation date in late 2012.
In addition, the Basel Committee issued capital standards entitled “Basel III: A global regulatory framework for more resilient banks and banking systems,” together with liquidity standards discussed below (Basel III) in December 2010. The Corporation expects to be in compliance with the Basel III capital standards within the regulatory timelines. If implemented by U.S. banking regulators as proposed, Basel III could significantly increase the Corporation’s capital requirements. Basel III and the Financial Reform Act propose the disqualification of Trust Securities from Tier 1 capital, with the Financial Reform Act proposing that the disqualification be phased in from 2013 to 2015. Basel III also proposes the deduction of certain assets from capital (deferred tax assets, MSRs, investments in financial firms and pension assets, among others, within prescribed limitations), the inclusion of accumulated OCI in capital, increased capital for counterparty credit risk, and new minimum capital and buffer requirements. For additional information on deferred tax assets and MSRs, see Note 21 – Income Taxes and Note 25 – Mortgage Servicing Rights. The phase-in period for the capital deductions is proposed to occur in 20 percent increments from 2014 through 2018 with full implementation by December 31, 2018. An increase in capital requirements for counterparty credit is proposed to be effective January 2013. The phase-in period for the new minimum capital requirements and related buffers is proposed to occur between 2013 and 2019. U.S. banking regulators have indicated a goal to adopt final rules in 2012.
Preparing for the implementation of the new capital rules is a top strategic priority for the Corporation. The Corporation intends to continue to build capital through retaining earnings, actively reducing legacy asset portfolios and implementing other capital related initiatives, including focusing on reducing both higher risk-weighted assets and assets currently deducted, or expected to be deducted under Basel III, from capital.
On June 17, 2011, U.S. banking regulators proposed rules requiring all large bank holding companies (BHCs) to submit a comprehensive capital plan to the Federal Reserve as part of an annual Comprehensive Capital Analysis and Review (CCAR). The proposed regulations require BHCs to demonstrate adequate capital to support planned capital actions, such as dividends, share repurchases or other forms of distributing capital. CCAR submissions are subject to approval by the Federal Reserve. The Federal Reserve may require BHCs to provide prior notice under certain circumstances before making a capital distribution. On January 5, 2012, the Corporation submitted a capital plan to the Federal Reserve consistent with the proposed rules.
On July 19, 2011, the Basel Committee published the consultative document “Globally systemic important banks: Assessment methodology and the additional loss absorbency requirement” which sets out measures for global, systemically important financial institutions including the methodology for measuring systemic importance, the additional capital required (the SIFI buffer) and the arrangements by which they will be phased in. As proposed, the SIFI buffer would be met with additional Tier 1 common equity ranging from one percent to 2.5 percent, and in certain circumstances, 3.5 percent. This will be phased in from 2016 through 2018. U.S. banking regulators have not yet provided similar rules for U.S. implementation of a SIFI buffer.
Given that the U.S. regulatory agencies have issued neither proposed rulemaking nor supervisory guidance on Basel III, significant uncertainty exists regarding the eventual impacts of Basel III on U.S. financial institutions, including the Corporation. These regulatory changes also require approval by the U.S. regulatory agencies of analytical models used as part of the Corporation’s capital measurement and assessment, especially in the case of more complex models. If these more complex models are not approved, it could require financial institutions to hold additional capital, which in some cases could be significant.
On December 20, 2011, the Federal Reserve issued proposed rules to implement enhanced supervisory and prudential requirements and the early remediation requirements established under the Financial Reform Act. The enhanced standards include risk-based capital and leverage requirements, liquidity standards, requirements for overall risk management, single-counterparty credit limits, stress test requirements and a debt-to-equity limit for certain companies determined to pose a threat to financial stability. Comments on the proposed rules are due by March 31, 2012. The final rules are likely to influence the Corporation’s regulatory capital and liquidity planning process, and may impose additional operational and compliance costs on the Corporation.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]
Employee Benefit Plans
Pension and Postretirement Plans
The Corporation sponsors noncontributory trusteed pension plans that cover substantially all officers and employees, a number of noncontributory nonqualified pension plans, and postretirement health and life plans. The plans provide defined benefits based on an employee’s compensation and years of service. The Bank of America Pension Plan (the Pension Plan) provides participants with compensation credits, generally based on years of service. For account balances based on compensation credits prior to January 1, 2008, the Pension Plan allows participants to select from various earnings measures, which are based on the returns of certain funds or common stock of the Corporation. The participant-selected earnings measures determine the earnings rate on the individual participant account balances in the Pension Plan. Participants may elect to modify earnings measure allocations on a periodic basis subject to the provisions of the Pension Plan. For account balances based on compensation credits subsequent to December 31, 2007, the account balance earnings rate is based on a benchmark rate. For eligible employees in the Pension Plan on or after January 1, 2008, the benefits become vested upon completion of three years of service. It is the policy of the Corporation to fund not less than the minimum funding amount required by ERISA.
The Pension Plan has a balance guarantee feature for account balances with participant-selected earnings, applied at the time a benefit payment is made from the plan that effectively provides principal protection for participant balances transferred and certain compensation credits. The Corporation is responsible for funding any shortfall on the guarantee feature.
As a result of acquisitions, the Corporation assumed the obligations related to the pension plans of certain legacy companies. These acquired pension plans have been merged into a separate defined benefit pension plan which, together with the Pension Plan, are referred to as the Qualified Pension Plans. The benefit structures under these acquired plans have not changed and remain intact in the merged plan. Certain benefit structures are substantially similar to the Pension Plan discussed above; however, certain of these structures do not allow participants to select various earnings measures; rather the earnings rate is based on a benchmark rate. In addition, these benefit structures include participants with benefits determined under formulas based on average or career compensation and years of service rather than by reference to a pension account. Certain of the other benefit structures provide a participant’s retirement benefits based on the number of years of benefit service and a percentage of the participant’s average annual compensation during the five highest paid consecutive years of the last ten years of employment.
In connection with a redesign of the Corporation’s retirement plans, after the end of 2011, the Corporation announced that it will freeze the benefits earned in the Qualified Pension Plans effective June 30, 2012. The Corporation will continue to offer retirement benefits through its defined contribution plans and will increase its contributions to certain of these plans.
As a result of the Merrill Lynch acquisition, the Corporation assumed the obligations related to the plans of Merrill Lynch. These plans include a terminated U.S. pension plan, non-U.S. pension plans, nonqualified pension plans and postretirement plans. The non-U.S. pension plans vary based on the country and local practices. The terminated U.S. pension plan is referred to as the Other Pension Plan.
In 1988, Merrill Lynch purchased a group annuity contract that guarantees the payment of benefits vested under the terminated U.S. pension plan. The Corporation, under a supplemental agreement, may be responsible for, or benefit from actual experience and investment performance of the annuity assets. The Corporation made no contribution under this agreement in 2011 or 2010. Contributions may be required in the future under this agreement.
The Corporation sponsors a number of noncontributory, nonqualified pension plans (the Nonqualified Pension Plans). As a result of acquisitions, the Corporation assumed the obligations related to the noncontributory, nonqualified pension plans of certain legacy companies including Merrill Lynch. These plans, which are unfunded, provide defined pension benefits to certain employees.

In addition to retirement pension benefits, full-time, salaried employees and certain part-time employees may become eligible to continue participation as retirees in health care and/or life insurance plans sponsored by the Corporation. Based on the other provisions of the individual plans, certain retirees may also have the cost of these benefits partially paid by the Corporation. The obligations assumed as a result of acquisitions are substantially similar to the Corporation’s postretirement health and life plans, except for Countrywide which did not have a postretirement health and life plan. Collectively, these plans are referred to as the Postretirement Health and Life Plans.
The Pension and Postretirement Plans table summarizes the changes in the fair value of plan assets, changes in the projected benefit obligation (PBO), the funded status of both the accumulated benefit obligation (ABO) and the PBO, and the weighted-average assumptions used to determine benefit obligations for the pension plans and postretirement plans at December 31, 2011 and 2010. Amounts recognized at December 31, 2011 and 2010 are reflected in other assets, and accrued expenses and other liabilities on the Consolidated Balance Sheet. The discount rate assumption is based on a cash flow matching technique and is subject to change each year. This technique utilizes yield curves that are based on Aa-rated corporate bonds with cash flows that match estimated benefit payments of each of the plans to produce the discount rate assumptions. The asset valuation method for the Qualified Pension Plans recognizes 60 percent of the prior year’s market gains or losses at the next measurement date with the remaining 40 percent spread equally over the subsequent four years.
The Corporation’s best estimate of its contributions to be made to the Non-U.S. Pension Plans, Nonqualified and Other Pension Plans, and Postretirement Health and Life Plans in 2012 is $98 million, $124 million and $115 million, respectively. The Corporation does not expect to make a contribution to the Qualified Pension plans in 2012.

Pension and Postretirement Plans

	Qualified Pension Plans (1)		Non-U.S. Pension Plans (1)		Nonqualified and Other Pension Plans (1)		Postretirement Health and Life Plans (1)
(Dollars in millions)	2011	2010	2011	2010	2011	2010	2011	2010
Change in fair value of plan assets
Fair value, January 1	$15,648	$14,527	$1,691	$1,522	$2,689	$2,535	$108	$113
Actual return on plan assets	182	1,835	295	166	493	272	2	13
Company contributions	—	—	104	99	99	196	84	100
Plan participant contributions	—	—	3	2	—	—	133	139
Benefits paid	(760)	(714)	(63)	(63)	(220)	(314)	(255)	(275)
Plan transfer	—	—	10	—	—	—	—	—
Federal subsidy on benefits paid	n/a	n/a	n/a	n/a	n/a	n/a	19	18
Foreign currency exchange rate changes	n/a	n/a	(18)	(35)	n/a	n/a	—	—
Fair value, December 31	$15,070	$15,648	$2,022	$1,691	$3,061	$2,689	$91	$108
Change in projected benefit obligation
Projected benefit obligation, January 1	$13,938	$13,048	$1,916	$1,813	$3,078	$2,918	$1,704	$1,620
Service cost	423	397	43	32	3	3	15	14
Interest cost	746	748	99	95	152	163	80	92
Plan participant contributions	—	—	3	2	—	—	133	139
Plan amendments	(11)	—	2	2	—	—	(21)	64
Actuarial loss (gain)	555	459	(19)	78	124	308	(56)	32
Benefits paid	(760)	(714)	(63)	(63)	(220)	(314)	(255)	(275)
Plan transfer	—	—	15	—	—	—	—	—
Federal subsidy on benefits paid	n/a	n/a	n/a	n/a	n/a	n/a	19	18
Foreign currency exchange rate changes	n/a	n/a	(12)	(43)	—	—	—	—
Projected benefit obligation, December 31	$14,891	$13,938	$1,984	$1,916	$3,137	$3,078	$1,619	$1,704
Amount recognized, December 31	$179	$1,710	$38	$(225)	$(76)	$(389)	$(1,528)	$(1,596)
Funded status, December 31
Accumulated benefit obligation	$13,968	$13,192	$1,883	$1,781	$3,135	$3,077	n/a	n/a
Overfunded (unfunded) status of ABO	1,102	2,456	139	(90)	(74)	(388)	n/a	n/a
Provision for future salaries	923	746	101	135	2	1	n/a	n/a
Projected benefit obligation	14,891	13,938	1,984	1,916	3,137	3,078	$1,619	$1,704
Weighted-average assumptions, December 31
Discount rate	4.95%	5.45%	4.87%	5.32%	4.65%	5.20%	4.65%	5.10%
Rate of compensation increase	4.00	4.00	4.42	4.85	4.00	4.00	n/a	n/a

(1)	The measurement date for the Qualified Pension Plans, Non-U.S. Pension Plans, Nonqualified and Other Pension Plans, and Postretirement Health and Life Plans was December 31 of each year reported.
n/a = not applicable

Amounts recognized in the Corporation’s Consolidated Balance Sheet at December 31, 2011 and 2010 are presented in the table below.

Amounts Recognized on Consolidated Balance Sheet

	Qualified Pension Plans		Non-U.S. Pension Plans		Nonqualified and Other Pension Plans		Postretirement Health and Life Plans
(Dollars in millions)	2011	2010	2011	2010	2011	2010	2011	2010
Other assets	$246	$1,710	$342	$33	$1,096	$809	$—	$—
Accrued expenses and other liabilities	(67)	—	(304)	(258)	(1,172)	(1,198)	(1,528)	(1,596)
Net amount recognized at December 31	$179	$1,710	$38	$(225)	$(76)	$(389)	$(1,528)	$(1,596)

Pension Plans with ABO and PBO in excess of plan assets as of December 31, 2011 and 2010 are presented in the table below. For the non-qualified plans not subject to ERISA or non-U.S. pension plans, funding strategies vary due to legal requirements and local practices.

Plans with ABO and PBO in Excess of Plan Assets

	Qualified Pension Plans		Non-U.S. Pension Plans		Nonqualified and Other Pension Plans
(Dollars in millions)	2011	2010	2011	2010	2011	2010
Plans with ABO in excess of plan assets
PBO	$—	$—	$732	$477	$1,174	$1,200
ABO	—	—	698	466	1,173	1,199
Fair value of plan assets	—	—	428	259	2	2
Plans with PBO in excess of plan assets
PBO	$6,624	$—	$732	$642	$1,174	$1,200
Fair value of plan assets	6,557	—	428	384	2	2

Net periodic benefit cost for 2011, 2010 and 2009 included the following components.

Net Periodic Benefit Cost

	Qualified Pension Plans			Non-U.S. Pension Plans
(Dollars in millions)	2011	2010	2009	2011	2010	2009
Components of net periodic benefit cost
Service cost	$423	$397	$387	$43	$32	$30
Interest cost	746	748	740	99	95	76
Expected return on plan assets	(1,296)	(1,263)	(1,231)	(115)	(97)	(74)
Amortization of prior service cost	20	28	39	—	—	—
Amortization of net actuarial loss (gain)	387	362	377	—	(1)	—
Recognized gain due to settlements and curtailments	—	—	—	—	—	(2)
Recognized termination benefit costs	—	—	36	—	—	—
Net periodic benefit cost	$280	$272	$348	$27	$29	$30
Weighted-average assumptions used to determine net cost for years ended December 31
Discount rate	5.45%	5.75%	6.00%	5.32%	5.41%	5.55%
Expected return on plan assets	8.00	8.00	8.00	6.58	6.60	6.78
Rate of compensation increase	4.00	4.00	4.00	4.85	4.67	4.61

	Nonqualified and Other Pension Plans			Postretirement Health and Life Plans
(Dollars in millions)	2011	2010	2009	2011	2010	2009
Components of net periodic benefit cost
Service cost	$3	$3	$4	$15	$14	$16
Interest cost	152	163	167	80	92	93
Expected return on plan assets	(141)	(138)	(148)	(9)	(9)	(8)
Amortization of transition obligation	—	—	—	31	31	31
Amortization of prior service cost (credits)	(8)	(8)	(8)	4	6	—
Amortization of net actuarial loss (gain)	16	10	5	(17)	(49)	(77)
Recognized loss due to settlements and curtailments	3	17	2	—	—	—
Net periodic benefit cost	$25	$47	$22	$104	$85	$55
Weighted-average assumptions used to determine net cost for years ended December 31
Discount rate	5.20%	5.75%	6.00%	5.10%	5.75%	6.00%
Expected return on plan assets	5.25	5.25	5.25	8.00	8.00	8.00
Rate of compensation increase	4.00	4.00	4.00	n/a	n/a	n/a
n/a = not applicable

Net periodic postretirement health and life expense was determined using the “projected unit credit” actuarial method. Gains and losses for all benefits except postretirement health care are recognized in accordance with the standard amortization provisions of the applicable accounting guidance. For the Postretirement Health Care Plans, 50 percent of the unrecognized gain or loss at the beginning of the fiscal year (or at subsequent remeasurement) is recognized on a level basis during the year.
The discount rate and expected return on plan assets impact the net periodic benefit cost recorded for the plans. With all other assumptions held constant, a 25-basis point decline in the discount rate and expected return on plan assets would result in an increase of approximately $55 million and $27 million for the Qualified Pension Plans. For the Non-U.S. Pension Plans, the Nonqualified and Other Pension Plans, and Postretirement Health and Life Plans, the 25-basis point decline in rates would not have a significant impact.
Assumed health care cost trend rates affect the postretirement benefit obligation and benefit cost reported for the Postretirement Health and Life Plans. The assumed health care cost trend rate used to measure the expected cost of benefits covered by the Postretirement Health and Life Plans was 8.00 percent for 2012, reducing in steps to 5.00 percent in 2019 and later years. A one-percentage-point increase in assumed health care cost trend rates would have increased the service and interest costs, and the benefit obligation by $4 million and $59 million in 2011. A one-percentage-point decrease in assumed health care cost trend rates would have lowered the service and interest costs, and the benefit obligation by $3 million and $52 million in 2011.

Pre-tax amounts included in accumulated OCI for employee benefit plans at December 31, 2011 and 2010 are presented in the table below.

Pre-tax Amounts included in Accumulated OCI

	Qualified Pension Plans		Non-U.S. Pension Plans		Nonqualified and Other Pension Plans		Postretirement Health and Life Plans		Total
(Dollars in millions)	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Net actuarial (gain) loss	$6,743	$5,461	$(212)	$(20)	$409	$656	$(59)	$(27)	$6,881	$6,070
Transition obligation	—	—	—	—	—	—	32	63	32	63
Prior service cost (credits)	67	98	3	1	(7)	(15)	33	58	96	142
Amounts recognized in accumulated OCI	$6,810	$5,559	$(209)	$(19)	$402	$641	$6	$94	$7,009	$6,275

Pre-tax amounts recognized in OCI for employee benefit plans in 2011 included the following components.

Pre-tax Amounts Recognized in OCI

(Dollars in millions)	Qualified Pension Plans	Non-U.S. Pension Plans	Nonqualified and Other Pension Plans	Postretirement Health and Life Plans	Total
Other changes in plan assets and benefit obligations recognized in OCI
Current year actuarial (gain) loss	$1,669	$(192)	$(228)	$(49)	$1,200
Amortization of actuarial gain (loss)	(387)	—	(19)	17	(389)
Current year prior service cost (credit)	(11)	2	—	(21)	(30)
Amortization of prior service credit (cost)	(20)	—	8	(4)	(16)
Amortization of transition obligation	—	—	—	(31)	(31)
Amounts recognized in OCI	$1,251	$(190)	$(239)	$(88)	$734

The estimated pre-tax amounts that will be amortized from accumulated OCI into period cost in 2012 are presented in the table below.

Estimated Pre-tax Amounts from Accumulated OCI into Period Cost

(Dollars in millions)	Qualified Pension Plans (1)	Non-U.S. Pension Plans	Nonqualified and Other Pension Plans	Postretirement Health and Life Plans	Total
Net actuarial (gain) loss	$598	$(8)	$10	$(19)	$581
Prior service cost (credit)	18	—	(7)	4	15
Transition obligation	—	—	—	31	31
Total amortized from accumulated OCI	$616	$(8)	$3	$16	$627

(1)	Estimates are subject to change based on final calculations related to the pension plan freeze discussed on page 92.

Plan Assets
The Qualified Pension Plans have been established as retirement vehicles for participants, and trusts have been established to secure benefits promised under the Qualified Pension Plans. The Corporation’s policy is to invest the trust assets in a prudent manner for the exclusive purpose of providing benefits to participants and defraying reasonable expenses of administration. The Corporation’s investment strategy is designed to provide a total return that, over the long term, increases the ratio of assets to liabilities. The strategy attempts to maximize the investment return on assets at a level of risk deemed appropriate by the Corporation while complying with ERISA and any applicable regulations and laws. The investment strategy utilizes asset allocation as a principal determinant for establishing the risk/return profile of the assets. Asset allocation ranges are established, periodically reviewed and adjusted as funding levels and liability characteristics change. Active and passive investment managers are employed to help enhance the risk/return profile of the assets. An additional aspect of the investment strategy used to minimize risk (part of the asset allocation plan) includes matching the equity exposure of participant-selected earnings measures. For example, the common stock of the Corporation held in the trust is maintained as an offset to the exposure related to participants who elected to receive an earnings measure based on the return performance of common stock of the Corporation. No plan assets are expected to be returned to the Corporation during 2012.
The assets of the Non-U.S. Pension Plans are primarily attributable to a U.K. pension plan. This U.K. pension plan’s assets are invested prudently so that the benefits promised to members are provided with consideration given to the nature and the duration of the plan’s liabilities. The current planned investment strategy was set following an asset-liability study and advice from the trustee’s investment advisors. The selected asset allocation strategy is designed to achieve a higher return than the lowest risk strategy while maintaining a prudent approach to meeting the plan’s liabilities.
The Expected Return on Asset assumption (EROA assumption) was developed through analysis of historical market returns, historical asset class volatility and correlations, current market conditions, anticipated future asset allocations, the funds’ past experience, and expectations on potential future market returns. The EROA assumption is determined using the calculated market-related value for the Qualified Pension Plans and the Other Pension Plan and the fair value for the Non-U.S. Pension Plans and Postretirement Health and Life Plans. The EROA assumption represents a long-term average view of the performance of the assets in the Qualified Pension Plans, the Non-U.S. Pension Plans, the Other Pension Plan, and Postretirement Health and Life Plans, a return that may or may not be achieved during any one calendar year. Some of the building blocks used to arrive at the long-term return assumption include an implied return from equity securities of 8.75 percent, debt securities of 5.75 percent and real estate of 7.00 percent for the Qualified Pension Plans, the Non-U.S. Pension Plans, the Other Pension Plan, and Postretirement Health and Life Plans. The terminated U.S. pension plan is solely invested in a group annuity contract which is primarily invested in fixed-income securities structured such that asset maturities match the duration of the plan’s obligations.
The target allocations for 2012 by asset category for the Qualified Pension Plans, Non-U.S. Pension Plans, Nonqualified and Other Pension Plans, and Postretirement Health and Life Plans are presented in the table below.

2012 Target Allocation Percentage

Asset Category	Qualified Pension Plans	Non-U.S. Pension Plans	Nonqualified and Other Pension Plans	Postretirement Health and Life Plans
Equity securities	60 – 80	25 – 75	0 – 5	50 – 75
Debt securities	20 – 40	10 – 60	95 – 100	25 – 45
Real estate	0 – 5	0 – 15	0 – 5	0 – 5
Other	0 – 10	5 – 40	0 – 5	0 – 5

Equity securities for the Qualified Pension Plans include common stock of the Corporation in the amounts of $82 million (0.55 percent of total plan assets) and $189 million (1.21 percent of total plan assets) at December 31, 2011 and 2010.
Fair Value Measurements
For information on fair value measurements, including descriptions of Level 1, 2 and 3 of the fair value hierarchy and the valuation methods employed by the Corporation, see Note 1 – Summary of Significant Accounting Principles and Note 22 – Fair Value Measurements.
Plan investment assets measured at fair value by level and in total at December 31, 2011 and 2010 are summarized in the Fair Value Measurements table.

Fair Value Measurements

	December 31, 2011
(Dollars in millions)	Level 1	Level 2	Level 3	Total
Cash and short-term investments
Money market and interest-bearing cash	$1,065	$—	$—	$1,065
Cash and cash equivalent commingled/mutual funds	—	30	—	30
Fixed income
U.S. government and government agency securities	1,197	2,899	13	4,109
Corporate debt securities	—	1,058	—	1,058
Asset-backed securities	—	907	—	907
Non-U.S. debt securities	53	479	10	542
Fixed income commingled/mutual funds	82	1,487	—	1,569
Equity
Common and preferred equity securities	6,862	—	—	6,862
Equity commingled/mutual funds	390	2,094	—	2,484
Public real estate investment trusts	200	—	—	200
Real estate
Private real estate	—	—	113	113
Real estate commingled/mutual funds	—	11	249	260
Limited partnerships	—	105	232	337
Other investments (1)	14	572	122	708
Total plan investment assets, at fair value	$9,863	$9,642	$739	$20,244

	December 31, 2010
Cash and short-term investments
Money market and interest-bearing cash	$1,471	$—	$—	$1,471
Cash and cash equivalent commingled/mutual funds	—	45	—	45
Fixed income
U.S. government and government agency securities	701	2,604	14	3,319
Corporate debt securities	—	1,106	—	1,106
Asset-backed securities	—	796	—	796
Non-U.S. debt securities	36	420	9	465
Fixed income commingled/mutual funds	240	1,503	—	1,743
Equity
Common and preferred equity securities	6,980	1	—	6,981
Equity commingled/mutual funds	637	2,374	—	3,011
Public real estate investment trusts	—	168	—	168
Real estate
Private real estate	—	—	110	110
Real estate commingled/mutual funds	30	2	215	247
Limited partnerships	—	101	230	331
Other investments (1)	19	230	94	343
Total plan investment assets, at fair value	$10,114	$9,350	$672	$20,136

(1)
Other investments represent interest rate swaps of $467 million and $198 million, participant loans of $75 million and $79 million, commodity and balanced funds of $116 million and $38 million and other various investments of $50 million and $28 million at December 31, 2011 and 2010.

The Level 3 - Fair Value Measurements table presents a reconciliation of all plan investment assets measured at fair value using significant unobservable inputs (Level 3) during 2011 and 2010.

Level 3 – Fair Value Measurements

	2011
(Dollars in millions)	Balance January 1	Actual Return on Plan Assets Still Held at the Reporting Date	Purchases	Sales and Settlements	Transfers into/ (out of) Level 3	Balance December 31
Fixed income
U.S. government and government agency securities	$14	$(1)	$—	$—	$—	$13
Non-U.S. debt securities	9	—	3	(2)	—	10
Real estate
Private real estate	110	—	3	—	—	113
Real estate commingled/mutual funds	215	26	9	(1)	—	249
Limited partnerships	230	(6)	13	(5)	—	232
Other investments	94	1	26	—	1	122
Total	$672	$20	$54	$(8)	$1	$739

	2010
Fixed income
U.S. government and government agency securities	$—	$—	$—	$—	$14	$14
Non-U.S. debt securities	6	1	—	—	2	9
Real estate
Private real estate	119	(9)	1	(1)	—	110
Real estate commingled/mutual funds	195	(4)	24	—	—	215
Limited partnerships	162	13	7	(5)	53	230
Other investments	188	—	18	(1)	(111)	94
Total	$670	$1	$50	$(7)	$(42)	$672

	2009
Fixed income
Corporate debt securities	$1	$(1)	$—	$—	$—	$—
Non-U.S. debt securities	6	—	—	—	—	6
Real estate
Private real estate	149	(29)	—	(1)	—	119
Real estate commingled/mutual funds	281	(92)	6	—	—	195
Limited partnerships	91	14	41	(4)	20	162
Other investments	293	(106)	5	(4)	—	188
Total	$821	$(214)	$52	$(9)	$20	$670

Projected Benefit Payments
Benefit payments projected to be made from the Qualified Pension Plans, Non-U.S. Pension Plans, Nonqualified and Other Pension Plans, and Postretirement Health and Life Plans are presented in the table below.

Projected Benefit Payments

				Postretirement Health and Life Plans
(Dollars in millions)	Qualified Pension Plans (1)	Non-U.S. Pension Plans (2)	Nonqualified and Other Pension Plans (2)	Net Payments (3)	Medicare Subsidy
2012	$1,054	$67	$251	$159	$18
2013	1,059	69	244	160	18
2014	1,062	71	238	161	18
2015	1,062	72	238	160	18
2016	1,060	74	238	157	18
2017 – 2021	5,283	392	1,128	702	81

(1)	Benefit payments expected to be made from the plans’ assets.

(2)	Benefit payments expected to be made from a combination of the plans’ and the Corporation’s assets.

(3)	Benefit payments (net of retiree contributions) expected to be made from a combination of the plans’ and the Corporation’s assets.
Defined Contribution Plans
The Corporation maintains qualified defined contribution retirement plans and nonqualified defined contribution retirement plans. As a result of the Merrill Lynch acquisition, the Corporation also maintains the defined contribution plans of Merrill Lynch which include the 401(k) Savings & Investment Plan, the Retirement and Accumulation Plan (RAP) and the Employee Stock Ownership Plan (ESOP). The Corporation contributed approximately $723 million, $670 million and $605 million in 2011, 2010 and 2009, respectively, in cash to the qualified defined contribution plans. At December 31, 2011 and 2010, 232 million shares and 208 million shares of the Corporation’s common stock were held by these plans. Payments to the plans for dividends on common stock were $9 million, $8 million and $8 million in 2011, 2010 and 2009, respectively.
In addition, certain non-U.S. employees within the Corporation are covered under defined contribution pension plans that are separately administered in accordance with local laws.

Stock-based Compensation Plans	12 Months Ended
Dec. 31, 2011
Stock-based Compensation Plans [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
Stock-based Compensation Plans
The Corporation administers a number of equity compensation plans, including the Key Employee Stock Plan, the Key Associate Stock Plan and the Merrill Lynch Employee Stock Compensation Plan. Descriptions of the significant features of the equity compensation plans are below. Under these plans, the Corporation grants stock-based awards, including stock options, restricted stock shares and RSUs. For grants in 2011, restricted stock awards generally vest in three equal annual installments beginning one year from the grant date.
For most awards, expense is generally recognized ratably over the vesting period net of estimated forfeitures, unless the employee meets certain retirement eligibility criteria. For awards to employees that meet retirement eligibility criteria, the Corporation records the expense upon grant. For employees that become retirement eligible during the vesting period, the Corporation recognizes expense from the grant date to the date on which the employee becomes retirement eligible, net of estimated forfeitures. The compensation cost for the stock-based plans was $2.6 billion, $2.0 billion and $2.4 billion in 2011, 2010 and 2009, respectively. The related income tax benefit was $969 million, $727 million and $892 million for 2011, 2010 and 2009, respectively.
For capital purposes, the Corporation issued approximately 122 million of immediately tradable shares of common stock, or approximately $1.0 billion (after-tax) to certain employees in February 2012 in lieu of a portion of their 2011 year-end cash incentive.
Key Employee Stock Plan
The Key Employee Stock Plan, as amended and restated, provided for different types of awards including stock options, restricted stock shares and RSUs. Under the plan, 10-year options to purchase approximately 260 million shares of common stock were granted through December 31, 2002 to certain employees at the closing market price on the respective grant dates. At December 31, 2011, approximately 21 million fully vested options were outstanding under this plan. No further awards may be granted.

Key Associate Stock Plan
The Key Associate Stock Plan became effective January 1, 2003. It provides for different types of awards, including stock options, restricted stock shares and RSUs. As of December 31, 2011, the shareholders had authorized approximately 1.1 billion shares for grant under this plan. Additionally, any shares covered by awards under the Key Employee Stock Plan or certain legacy company plans that cancel, terminate, expire, lapse or settle in cash after a specified date may be re-granted under the Key Associate Stock Plan.
During 2011, the Corporation issued approximately 193 million RSUs to certain employees under the Key Associate Stock Plan. Certain awards are earned based on the achievement of specified performance criteria. Vested RSUs may be settled in cash or in shares of common stock depending on the terms of the applicable award. In 2011, approximately 126 million of these RSUs were authorized to be settled in shares of common stock. Certain awards contain clawback provisions which permit the Corporation to cancel all or a portion of the award under specified circumstances. The compensation cost for cash-settled awards and awards subject to certain clawback provisions is accrued over the vesting period and is adjusted to fair value based upon changes in the share price of the Corporation’s common stock. The compensation cost for the remaining awards is fixed and based on the share price of the Corporation’s common stock on the date of grant. The Corporation hedges a portion of its exposure to variability in the expected cash flows for certain unvested awards using a combination of economic and cash flow hedges as described in Note 4 – Derivatives.
At December 31, 2011, approximately 135 million options were outstanding under this plan. There were no options granted under this plan during 2011 or 2010.
Merrill Lynch Employee Stock Compensation Plan
The Corporation assumed the Merrill Lynch Employee Stock Compensation Plan with the acquisition of Merrill Lynch. Approximately 8 million RSUs were granted in 2011 which generally vest in three equal annual installments beginning one year from the grant date. There were no shares granted under this plan during 2010. Awards granted in 2009 generally vest in three equal annual installments beginning one year from the grant date, and awards granted prior to 2009 generally vest in four equal annual installments beginning one year from the grant date. At December 31, 2011, there were approximately 20 million shares outstanding.
Other Stock Plans
As a result of the Merrill Lynch acquisition, the Corporation assumed the obligations of outstanding awards granted under the Merrill Lynch Financial Advisor Capital Accumulation Award Plan (FACAAP) and the Merrill Lynch Employee Stock Purchase Plan (ESPP). The FACAAP is no longer an active plan and no awards were granted in 2011 or 2010. Awards granted in 2003 and thereafter are generally payable eight years from the grant date in a fixed number of the Corporation’s common shares. For outstanding awards granted prior to 2003, payment is generally made ten years from the grant date in a fixed number of the Corporation’s common shares unless the fair value of such shares is less than a specified minimum value, in which case the minimum value is paid in cash. At December 31, 2011, there were 12 million shares outstanding under this plan.
The ESPP allows eligible employees to invest from one percent to 10 percent of eligible compensation to purchase the Corporation’s common stock, subject to legal limits. Purchases were made at a discount of five percent of the average high and low market price on the relevant purchase date and the maximum annual contribution per employee was $23,750 in 2011. Approximately 107 million shares were authorized for issuance under the ESPP in 2009. There were 6 million shares available at December 31, 2011.
The weighted-average fair value of the ESPP stock purchase rights representing the five percent discount on the Corporation’s common stock purchases exercised by employees in 2011 was $0.54 per stock purchase right.
Restricted Stock/Unit Details
The table below presents the status of the share-settled restricted stock/units at December 31, 2011 and changes during 2011.

Restricted Stock/Unit Details

	Shares	Weighted- average Exercise Price
Outstanding at January 1, 2011	212,072,669	$13.37
Granted	138,083,421	14.49
Vested	(80,788,009)	14.90
Canceled	(15,401,263)	13.99
Outstanding at December 31, 2011	253,966,818	$13.46

At December 31, 2011, there was $1.2 billion of total unrecognized compensation cost related to share-based compensation arrangements for all awards and it is expected to be recognized over a period up to seven years, with a weighted average period of 1.4 years. The total fair value of restricted stock vested in 2011 was $1.7 billion. In 2011, the amount of cash paid to settle equity-based awards was $489 million, which included cash-settled RSUs not reflected in the Restricted Stock/Unit Details table.
Stock Options
The table below presents the status of all option plans at December 31, 2011 and changes during 2011. Outstanding options at December 31, 2011 include 21 million options under the Key Employee Stock Plan, 135 million options under the Key Associate Stock Plan and 52 million options to employees of predecessor company plans assumed in mergers.

Stock Options

	Options	Weighted- average Exercise Price
Outstanding at January 1, 2011	261,122,819	$50.61
Forfeited	(52,853,270)	65.12
Outstanding at December 31, 2011	208,269,549	46.93
Options exercisable at December 31, 2011	208,259,354	46.93
Options vested and expected to vest (1)	208,269,549	46.93

(1)	Includes vested shares and nonvested shares after a forfeiture rate is applied.

At December 31, 2011, there was no aggregate intrinsic value of options outstanding, exercisable, and vested and expected to vest. The weighted-average remaining contractual term of options outstanding was 2.7 years, options exercisable was 2.6 years, and options vested and expected to vest was 2.6 years at December 31, 2011. These remaining contractual terms are similar because options have not been granted since 2008 and they generally vest over three years.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
Income Taxes
The components of income tax expense (benefit) for 2011, 2010 and 2009 were as presented in the table below.

Income Tax Expense (Benefit)

(Dollars in millions)	2011	2010	2009
Current income tax expense (benefit)
U.S. federal	$(733)	$(666)	$(3,576)
U.S. state and local	393	158	555
Non-U.S.	613	815	735
Total current expense (benefit)	273	307	(2,286)
Deferred income tax expense (benefit)
U.S. federal	(2,673)	(287)	792
U.S. state and local	(584)	201	(620)
Non-U.S.	1,308	694	198
Total deferred expense (benefit)	(1,949)	608	370
Total income tax expense (benefit)	$(1,676)	$915	$(1,916)

Total income tax expense (benefit) does not reflect the deferred tax effects of unrealized gains and losses on AFS debt and marketable equity securities, foreign currency translation adjustments, derivatives and employee benefit plan adjustments that are included in accumulated OCI. As a result of these tax effects, accumulated OCI increased $3.0 billion in 2011 and decreased $3.2 billion and $1.6 billion in 2010 and 2009. In addition, total income tax expense (benefit) does not reflect tax effects associated with the Corporation’s employee stock plans which increased common stock and additional paid-in capital $19 million in 2011 and decreased common stock and additional paid-in capital $98 million and $295 million in 2010 and 2009.
Income tax expense (benefit) for 2011, 2010 and 2009 varied from the amount computed by applying the statutory income tax rate to income (loss) before income taxes. A reconciliation between the expected U.S. federal income tax expense using the federal statutory tax rate of 35 percent to the Corporation’s actual income tax expense (benefit) and resulting effective tax rate for 2011, 2010 and 2009 is presented in the Reconciliation of Income Tax Expense (Benefit) table.

Reconciliation of Income Tax Expense (Benefit)

	2011		2010		2009
(Dollars in millions)	Amount	Percent	Amount	Percent	Amount	Percent
Expected U.S. federal income tax expense (benefit)	$(81)	35.0%	$(463)	35.0%	$1,526	35.0%
Increase (decrease) in taxes resulting from:		(10)%
State tax expense (benefit), net of federal effect	(124)		233	(17.6)	(42)	(1.0)
Change in federal and non-U.S. valuation allowances	(1,102)		(1,657)	125.4	(650)	(14.9)
Subsidiary sales and liquidations	(823)		—	—	(595)	(13.7)
Low-income housing credits/other credits	(800)		(732)	55.4	(668)	(15.3)
Tax-exempt income, including dividends	(614)		(981)	74.2	(863)	(19.8)
Non-U.S. tax differential	(383)		(190)	14.4	(709)	(16.3)
Changes in prior period UTBs (including interest)	(239)		(349)	26.4	87	2.0
Goodwill - impairment and other	1,420		4,508	(341.0)	—	—
Non-U.S. statutory rate reductions	860		392	(29.7)	—	—
Leveraged lease tax differential	121		98	(7.4)	59	1.4
Nondeductible expenses	119		99	(7.5)	69	1.6
Other	(30)		(43)	3.2	(130)	(3.0)
Total income tax expense (benefit)	$(1,676)	n/m	$915	(69.2)%	$(1,916)	(44.0)%

n/m = not meaningful

The reconciliation of the beginning unrecognized tax benefits (UTB) balance to the ending balance is presented in the table below.

Reconciliation of the Change in Unrecognized Tax Benefits

(Dollars in millions)	2011	2010	2009
Beginning balance	$5,169	$5,253	$3,541
Increases related to positions taken during the current year	219	172	181
Positions acquired or assumed in business combinations	—	—	1,924
Increases related to positions taken during prior years (1)	879	755	791
Decreases related to positions taken during prior years (1)	(1,669)	(657)	(554)
Settlements	(277)	(305)	(615)
Expiration of statute of limitations	(118)	(49)	(15)
Ending balance	$4,203	$5,169	$5,253

(1)
The sum per year of positions taken during prior years differs from the $(239) million, $(349) million and $87 million in the Reconciliation of Income Tax Expense (Benefit) table due to temporary items and jurisdictional offsets, as well as the inclusion of interest in the Reconciliation of Income Tax Expense (Benefit) table.

At December 31, 2011, 2010 and 2009, the balance of the Corporation’s UTBs which would, if recognized, affect the Corporation’s effective tax rate was $3.3 billion, $3.4 billion and $4.0 billion, respectively. Included in the UTB balance are some items the recognition of which would not affect the effective tax rate, such as the tax effect of certain temporary differences, the portion of gross state UTBs that would be offset by the tax benefit of the associated federal deduction and the portion of gross non-U.S. UTBs that would be offset by tax reductions in other jurisdictions.
The Corporation files income tax returns in more than 100 state and non-U.S. jurisdictions each year. The IRS and other tax authorities in countries and states in which it has significant business operations examine tax returns periodically (continuously in some jurisdictions). The Tax Examination Status table summarizes the status of significant examinations (U.S. federal unless otherwise noted) for the Corporation and various acquired subsidiaries as of December 31, 2011.

Tax Examination Status

	Years under Examination (1)	Status at December 31, 2011
Bank of America Corporation – U.S.	2001 – 2009	See below
Bank of America Corporation – New York	1999 – 2003	Field examination
Merrill Lynch – U.S.	2004 -- 2008	See below
Various – U.K.	2007 -- 2009	Field examination
Fleet Boston – U.S.	2001 – 2004	In Appeals process

(1)	All tax years subsequent to the years shown remain open to examination.

During 2011, the Corporation and IRS made significant progress toward resolving all federal income tax examinations for Bank of America Corporation tax years through 2009 and Merrill Lynch tax years through 2008. While subject to final agreement, including review by the Joint Committee on Taxation of the U.S. Congress for certain years, the Corporation believes that all federal examinations in the Tax Examination Status table may be concluded during 2012.
Considering all examinations, it is reasonably possible the UTB balance may decrease by as much as $2.6 billion during the next twelve months, since resolved items will be removed from the balance whether their resolution results in payment or recognition. If such decrease were to occur, it likely would primarily result from outcomes consistent with management expectations.
During 2011 and 2010, the Corporation recognized in income tax expense a benefit of $168 million and expense of $99 million for interest and penalties net-of-tax. At December 31, 2011 and 2010, the Corporation’s accrual for interest and penalties that related to income taxes, net of taxes and remittances, was $787 million and $1.1 billion.
Significant components of the Corporation’s net deferred tax assets and liabilities at December 31, 2011 and 2010 are presented in the Deferred Tax Assets and Liabilities table.

Deferred Tax Assets and Liabilities

	December 31
(Dollars in millions)	2011	2010
Deferred tax assets
Net operating loss (NOL) carryforwards	$14,307	$18,732
Allowance for credit losses	11,824	14,659
Accrued expenses	8,340	3,550
Employee compensation and retirement benefits	4,792	3,868
Credit carryforwards	4,510	4,183
State income taxes	2,489	1,791
Security and loan valuations	1,091	427
Capital loss carryforwards	—	1,530
Other	1,654	1,960
Gross deferred tax assets	49,007	50,700
Valuation allowance	(1,796)	(2,976)
Total deferred tax assets, net of valuation allowance	47,211	47,724

Deferred tax liabilities
Long-term borrowings	3,360	3,328
Equipment lease financing	3,042	2,957
Mortgage servicing rights	1,993	4,280
Intangibles	1,894	2,146
Available-for-sale securities	1,811	4,330
Fee income	1,038	1,235
Other	2,074	2,375
Gross deferred tax liabilities	15,212	20,651
Net deferred tax assets	$31,999	$27,073

The 2010 U.S. federal deferred tax asset excludes $56 million related to certain employee stock plan deductions that was recognized and increased additional paid-in capital in 2011.
The table below summarizes the deferred tax assets and related valuation allowances recognized for the net operating loss and tax credit carryforwards at December 31, 2011.

NOL and Tax Credit Carryforwards

(Dollars in millions)	Deferred Tax Asset	Valuation Allowance	Net Deferred Tax Asset	First Year Expiring
Net operating losses – U.S.	$5,088	$—	$5,088	After 2027
Net operating losses – U.K.	8,836	—	8,836	None (1)
Net operating losses – other non-U.S.	383	(251)	132	Various
Net operating losses – U.S. states (2)	1,879	(915)	964	Various
General business credits	2,327	—	2,327	After 2027
Foreign tax credits	2,183	(246)	1,937	After 2017

(1)	The U.K. NOLs may be carried forward indefinitely.

(2)	The NOLs and related valuation allowances for U.S. states before considering the benefit of federal deductions were $2.9 billion and $1.4 billion.

The Corporation concluded that no valuation allowance is necessary to reduce the U.K. NOLs, U.S. NOL and general business credit carryforwards since estimated future taxable income will be sufficient to utilize these assets prior to their expiration. During 2011, the valuation allowance decreased due to the utilization of the remaining acquired capital loss carryforward and increased primarily against net operating loss carryforwards in non-U.S. and state jurisdictions.
At December 31, 2011 and 2010, U.S. federal income taxes had not been provided on $18.5 billion and $17.9 billion of undistributed earnings of non-U.S. subsidiaries earned prior to 1987 and after 1997 that have been reinvested for an indefinite period of time. If the earnings were distributed, an additional $2.5 billion and $2.6 billion of tax expense, net of credits for non-U.S. taxes paid on such earnings and for the related non-U.S. withholding taxes, would have resulted as of December 31, 2011 and 2010.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
Under applicable accounting guidance, fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Corporation determines the fair values of its financial instruments based on the fair value hierarchy established under applicable accounting guidance which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. There are three levels of inputs used to measure fair value. For more information regarding the fair value hierarchy and how the Corporation measures fair value, see Note 1 – Summary of Significant Accounting Principles. The Corporation accounts for certain financial instruments under the fair value option. For more information, see Note 23 – Fair Value Option.
Level 1, 2 and 3 Valuation Techniques
Financial instruments are considered Level 1 when the valuation is based on quoted prices in active markets for identical assets or liabilities. Level 2 financial instruments are valued using quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or models using inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Financial instruments are considered Level 3 when their values are determined using pricing models, discounted cash flow methodologies or similar techniques, and at least one significant model assumption or input is unobservable and when determination of the fair value requires significant management judgment or estimation.
Trading Account Assets and Liabilities and Available-for-Sale Debt Securities
The fair values of trading account assets and liabilities are primarily based on actively traded markets where prices are based on either direct market quotes or observed transactions. The fair values of AFS debt securities are generally based on quoted market prices or market prices for similar assets. Liquidity is a significant factor in the determination of the fair values of trading account assets and liabilities and AFS debt securities. Market price quotes may not be readily available for some positions, or positions within a market sector where trading activity has slowed significantly or ceased. Some of these instruments are valued using a discounted cash flow model, which estimates the fair value of the securities using internal credit risk, interest rate and prepayment risk models that incorporate management’s best estimate of current key assumptions such as default rates, loss severity and prepayment rates. Principal and interest cash flows are discounted using an observable discount rate for similar instruments with adjustments that management believes a market participant would consider in determining fair value for the specific security. Other instruments are valued using a net asset value approach which considers the value of the underlying securities. Underlying assets are valued using external pricing services, where available, or matrix pricing based on the vintages and ratings. Situations of illiquidity generally are triggered by the market’s perception of credit uncertainty regarding a single company or a specific market sector. In these instances, fair value is determined based on limited available market information and other factors, principally from reviewing the issuer’s financial statements and changes in credit ratings made by one or more rating agencies.
Derivative Assets and Liabilities
The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that utilize multiple market inputs including interest rates, prices and indices to generate continuous yield or pricing curves and volatility factors to value the position. The majority of market inputs are actively quoted and can be validated through external sources, including brokers, market transactions and third-party pricing services. When third-party pricing services are used, the methods and assumptions used are reviewed by the Corporation. Estimation risk is greater for derivative asset and liability positions that are either option-based or have longer maturity dates where observable market inputs are less readily available, or are unobservable, in which case, quantitative-based extrapolations of rate, price or index scenarios are used in determining fair values. The fair values of derivative assets and liabilities include adjustments for market liquidity, counterparty credit quality and other instrument-specific factors, where appropriate. In addition, the Corporation incorporates within its fair value measurements of OTC derivatives a valuation adjustment to reflect the credit risk associated with the net position. Positions are netted by counterparty, and fair value for net long exposures is adjusted for counterparty credit risk while the fair value for net short exposures is adjusted for the Corporation’s own credit risk. An estimate of severity of loss is also used in the determination of fair value, primarily based on market data.
Loans and Loan Commitments
The fair values of loans and loan commitments are based on market prices, where available, or discounted cash flow analyses using market-based credit spreads of comparable debt instruments or credit derivatives of the specific borrower or comparable borrowers. Results of discounted cash flow calculations may be adjusted, as appropriate, to reflect other market conditions or the perceived credit risk of the borrower.

Mortgage Servicing Rights
The fair values of MSRs are determined using models that rely on estimates of prepayment rates, the resultant weighted-average lives of the MSRs and the OAS levels. For more information on MSRs, see Note 25 – Mortgage Servicing Rights.
Loans Held-for-Sale
The fair values of LHFS are based on quoted market prices, where available, or are determined by discounting estimated cash flows using interest rates approximating the Corporation’s current origination rates for similar loans adjusted to reflect the inherent credit risk.
Other Assets
The fair values of AFS marketable equity securities are generally based on quoted market prices or market prices for similar assets. However, non-public investments are initially valued at the transaction price and subsequently adjusted when evidence is available to support such adjustments.
Securities Financing Agreements
The fair values of certain reverse repurchase agreements, repurchase agreements and securities borrowed transactions are determined using quantitative models, including discounted cash flow models that require the use of multiple market inputs including interest rates and spreads to generate continuous yield or pricing curves, and volatility factors. The majority of market inputs are actively quoted and can be validated through external sources, including brokers, market transactions and third-party pricing services.

Deposits and Other Short-term Borrowings
The fair values of deposits and other short-term borrowings are determined using quantitative models, including discounted cash flow models that require the use of multiple market inputs including interest rates and spreads to generate continuous yield or pricing curves, and volatility factors. The majority of market inputs are actively quoted and can be validated through external sources, including brokers, market transactions and third-party pricing services. The Corporation considers the impact of its own credit spreads in the valuation of these liabilities. The credit risk is determined by reference to observable credit spreads in the secondary cash market.
Long-term Debt
The Corporation issues structured liabilities that have coupons or repayment terms linked to the performance of debt or equity securities, indices, currencies or commodities. The fair values of these structured liabilities are estimated using valuation models for the combined derivative and debt portions of the notes. These models incorporate observable and, in some instances, unobservable inputs including security prices, interest rate yield curves, option volatility, currency, commodity or equity rates and correlations between these inputs. The Corporation considers the impact of its own credit spreads in the valuation of these liabilities. The credit risk is determined by reference to observable credit spreads in the secondary bond market.
Asset-backed Secured Financings
The fair values of asset-backed secured financings are based on external broker bids, where available, or are determined by discounting estimated cash flows using interest rates approximating the Corporation’s current origination rates for similar loans adjusted to reflect the inherent credit risk.

Recurring Fair Value
Assets and liabilities carried at fair value on a recurring basis at December 31, 2011 and 2010, including financial instruments which the Corporation accounts for under the fair value option, are summarized in the following tables.

	December 31, 2011
	Fair Value Measurements
(Dollars in millions)	Level 1 (1)	Level 2 (1)	Level 3	Netting Adjustments (2)	Assets/Liabilities at Fair Value
Assets
Federal funds sold and securities borrowed or purchased under agreements to resell	$—	$87,453	$—	$—	$87,453
Trading account assets:
U.S. government and agency securities	30,540	22,073	—	—	52,613
Corporate securities, trading loans and other	1,067	28,624	6,880	—	36,571
Equity securities	17,181	5,949	544	—	23,674
Non-U.S. sovereign debt	33,667	8,937	342	—	42,946
Mortgage trading loans and ABS	—	9,826	3,689	—	13,515
Total trading account assets	82,455	75,409	11,455	—	169,319
Derivative assets (3)	2,186	1,865,310	14,366	(1,808,839)	73,023
AFS debt securities:
U.S. Treasury securities and agency securities	39,389	3,475	—	—	42,864
Mortgage-backed securities:
Agency	—	142,526	37	—	142,563
Agency-collateralized mortgage obligations	—	44,999	—	—	44,999
Non-agency residential	—	13,907	860	—	14,767
Non-agency commercial	—	5,482	40	—	5,522
Non-U.S. securities	1,664	3,256	—	—	4,920
Corporate/Agency bonds	—	2,873	162	—	3,035
Other taxable securities	20	8,593	4,265	—	12,878
Tax-exempt securities	—	1,955	2,648	—	4,603
Total AFS debt securities	41,073	227,066	8,012	—	276,151
Loans and leases	—	6,060	2,744	—	8,804
Mortgage servicing rights	—	—	7,378	—	7,378
Loans held-for-sale	—	4,243	3,387	—	7,630
Other assets	18,963	13,886	4,235	—	37,084
Total assets	$144,677	$2,279,427	$51,577	$(1,808,839)	$666,842
Liabilities
Interest-bearing deposits in U.S. offices	$—	$3,297	$—	$—	$3,297
Federal funds purchased and securities loaned or sold under agreements to repurchase	—	34,235	—	—	34,235
Trading account liabilities:
U.S. government and agency securities	19,120	1,590	—	—	20,710
Equity securities	13,259	1,335	—	—	14,594
Non-U.S. sovereign debt	16,760	680	—	—	17,440
Corporate securities and other	829	6,821	114	—	7,764
Total trading account liabilities	49,968	10,426	114	—	60,508
Derivative liabilities (3)	2,055	1,850,804	8,500	(1,801,839)	59,520
Other short-term borrowings	—	6,558	—	—	6,558
Accrued expenses and other liabilities	13,832	1,897	14	—	15,743
Long-term debt	—	43,296	2,943	—	46,239
Total liabilities	$65,855	$1,950,513	$11,571	$(1,801,839)	$226,100

(1)	Gross transfers between Level 1 and Level 2 were not significant during 2011.

(2)	Amounts represent the impact of legally enforceable master netting agreements and also cash collateral held or placed with the same counterparties.

(3)	For further disaggregation of derivative assets and liabilities, see Note 4 – Derivatives.

	December 31, 2010
	Fair Value Measurements
(Dollars in millions)	Level 1 (1)	Level 2 (1)	Level 3	Netting Adjustments (2)	Assets/Liabilities at Fair Value
Assets
Federal funds sold and securities borrowed or purchased under agreements to resell	$—	$78,599	$—	$—	$78,599
Trading account assets:
U.S. government and agency securities	28,237	32,574	—	—	60,811
Corporate securities, trading loans and other	732	40,869	7,751	—	49,352
Equity securities	23,249	8,257	623	—	32,129
Non-U.S. sovereign debt	24,934	8,346	243	—	33,523
Mortgage trading loans and ABS	—	11,948	6,908	—	18,856
Total trading account assets	77,152	101,994	15,525	—	194,671
Derivative assets (3)	2,627	1,516,244	18,773	(1,464,644)	73,000
AFS debt securities:
U.S. Treasury securities and agency securities	46,003	3,102	—	—	49,105
Mortgage-backed securities:
Agency	—	191,213	4	—	191,217
Agency-collateralized mortgage obligations	—	37,017	—	—	37,017
Non-agency residential	—	21,649	1,468	—	23,117
Non-agency commercial	—	6,833	19	—	6,852
Non-U.S. securities	1,440	2,696	3	—	4,139
Corporate/Agency bonds	—	5,154	137	—	5,291
Other taxable securities	20	2,354	13,018	—	15,392
Tax-exempt securities	—	4,273	1,224	—	5,497
Total AFS debt securities	47,463	274,291	15,873	—	337,627
Loans and leases	—	—	3,321	—	3,321
Mortgage servicing rights	—	—	14,900	—	14,900
Loans held-for-sale	—	21,802	4,140	—	25,942
Other assets	32,624	31,051	6,856	—	70,531
Total assets	$159,866	$2,023,981	$79,388	$(1,464,644)	$798,591
Liabilities
Interest-bearing deposits in U.S. offices	$—	$2,732	$—	$—	$2,732
Federal funds purchased and securities loaned or sold under agreements to repurchase	—	37,424	—	—	37,424
Trading account liabilities:
U.S. government and agency securities	23,357	5,983	—	—	29,340
Equity securities	14,568	914	—	—	15,482
Non-U.S. sovereign debt	14,748	1,065	—	—	15,813
Corporate securities and other	224	11,119	7	—	11,350
Total trading account liabilities	52,897	19,081	7	—	71,985
Derivative liabilities (3)	1,799	1,492,963	11,028	(1,449,876)	55,914
Other short-term borrowings	—	6,472	706	—	7,178
Accrued expenses and other liabilities	31,470	931	828	—	33,229
Long-term debt	—	47,998	2,986	—	50,984
Total liabilities	$86,166	$1,607,601	$15,555	$(1,449,876)	$259,446

(1)	Gross transfers between Level 1 and Level 2 were approximately $1.3 billion during 2010.

(2)	Amounts represent the impact of legally enforceable master netting agreements and also cash collateral held or placed with the same counterparties.

(3)	For further disaggregation of derivative assets and liabilities, see Note 4 – Derivatives.
The following tables present a reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during 2011, 2010 and 2009, including net realized and unrealized gains (losses) included in earnings and accumulated OCI.

Level 3 – Fair Value Measurements (1)

	2011
					Gross
(Dollars in millions)	Balance January 1 2011	Consolidation of VIEs	Gains (Losses) in Earnings	Gains (Losses) in OCI	Purchases	Sales	Issuances	Settlements	Gross Transfers into Level 3	Gross Transfers out of Level 3	Balance December 31 2011
Trading account assets:
Corporate securities, trading loans and other (2)	$7,751	$—	$490	$—	$5,683	$(6,664)	$—	$(1,362)	$1,695	$(713)	$6,880
Equity securities	557	—	49	—	335	(362)	—	(140)	132	(27)	544
Non-U.S. sovereign debt	243	—	87	—	188	(137)	—	(3)	8	(44)	342
Mortgage trading loans and ABS	6,908	—	442	—	2,222	(4,713)	—	(440)	75	(805)	3,689
Total trading account assets	15,459	—	1,068	—	8,428	(11,876)	—	(1,945)	1,910	(1,589)	11,455
Net derivative assets (3)	7,745	—	5,199	—	1,235	(1,553)	—	(7,779)	1,199	(180)	5,866
AFS debt securities:
Mortgage-backed securities:
Agency	4	—	—	—	14	(11)	—	—	34	(4)	37
Agency-collateralized mortgage obligations	—	—	—	—	56	(56)	—	—	—	—	—
Non-agency residential	1,468	—	(158)	41	11	(307)	—	(568)	373	—	860
Non-agency commercial	19	—	—	—	15	—	—	—	6	—	40
Non-U.S. securities	3	—	—	—	—	—	—	—	88	(91)	—
Corporate/Agency bonds	137	—	(12)	(8)	304	(17)	—	—	7	(249)	162
Other taxable securities	13,018	—	26	21	3,876	(2,245)	—	(5,112)	2	(5,321)	4,265
Tax-exempt securities	1,224	—	21	(35)	2,862	(92)	—	(697)	38	(673)	2,648
Total AFS debt securities	15,873	—	(123)	19	7,138	(2,728)	—	(6,377)	548	(6,338)	8,012
Loans and leases (2, 4)	3,321	5,194	(55)	—	21	(2,644)	3,118	(1,830)	5	(4,386)	2,744
Mortgage servicing rights (4)	14,900	—	(5,661)	—	—	(896)	1,656	(2,621)	—	—	7,378
Loans held-for-sale (2)	4,140	—	36	—	157	(483)	—	(961)	565	(67)	3,387
Other assets (5)	6,922	—	140	—	1,932	(2,391)	—	(768)	375	(1,975)	4,235
Trading account liabilities – Corporate securities and other	(7)	—	4	—	133	(189)	—	—	(65)	10	(114)
Other short-term borrowings (2)	(706)	—	(30)	—	—	—	—	86	—	650	—
Accrued expenses and other liabilities (2)	(828)	—	61	—	—	(2)	(9)	3	—	761	(14)
Long-term debt (2)	(2,986)	—	(188)	—	520	(72)	(520)	838	(2,111)	1,576	(2,943)

(1)	Assets (liabilities). For assets, increase / (decrease) to Level 3 and for liabilities, (increase) / decrease to Level 3.

(2)	Amounts represent items that are accounted for under the fair value option.

(3)	Net derivatives at December 31, 2011 include derivative assets of $14.4 billion and derivative liabilities of $8.5 billion.

(4)	Issuances represent loan originations and mortgage servicing rights retained following securitizations or whole loan sales.

(5)	Other assets is primarily comprised of net monoline exposure to a single counterparty and private equity investments.
During 2011, the transfers into Level 3 included $1.9 billion of trading account assets, $1.2 billion of net derivative assets and $2.1 billion of long-term debt accounted for under the fair value option. Transfers into Level 3 for trading account assets were primarily certain CLOs, corporate loans and bonds which were transferred due to decreased market activity. Transfers into Level 3 for net derivative assets were the result of changes in the valuation methodology for certain total return swaps, in addition to increases in certain equity derivatives with significant unobservable inputs. Transfers into Level 3 for long-term debt were primarily due to changes in the impact of unobservable inputs on the value of certain structured liabilities. Transfers occur on a regular basis for these long-term debt instruments based on the fair value of the embedded derivative in relation to the instrument as a whole.
During 2011, the transfers out of Level 3 included $1.6 billion of trading account assets, $6.3 billion of AFS debt securities, $4.4 billion of loans and leases, $2.0 billion of other assets and $1.6 billion of long-term debt. Transfers out of Level 3 for trading account assets were primarily driven by increased price observability on certain RMBS, commercial mortgage-backed securities and consumer ABS portfolios as well as certain corporate bond positions due to increased trading volume. Transfers out of Level 3 for AFS debt securities primarily related to auto, credit card and student loan ABS portfolios due to increased trading volume in the secondary market for similar securities. Transfers out of Level 3 for loans and leases were driven by increased observable inputs, primarily market comparables, for certain corporate loans accounted for under the fair value option. Transfers out of Level 3 for other assets were primarily the result of an initial public offering of an equity investment. Transfers out of Level 3 for long-term debt were primarily due to changes in the impact of unobservable inputs on the value of certain structured liabilities. Transfers occur on a regular basis for these long-term debt instruments based on the fair value of the embedded derivative in relation to the instrument as a whole.

Level 3 – Fair Value Measurements (1)

	2010
(Dollars in millions)	Balance January 1 2010	Consolidation of VIEs	Gains (Losses) in Earnings	Gains (Losses) in OCI	Purchases, Issuances and Settlements	Gross Transfers into Level 3	Gross Transfers out of Level 3	Balance December 31 2010
Trading account assets:
Corporate securities, trading loans and other (2)	$11,080	$117	$848	$—	$(4,852)	$2,599	$(2,041)	$7,751
Equity securities	1,084	—	(81)	—	(342)	131	(169)	623
Non-U.S. sovereign debt	1,143	—	(138)	—	(157)	115	(720)	243
Mortgage trading loans and ABS	7,770	175	653	—	(1,659)	396	(427)	6,908
Total trading account assets	21,077	292	1,282	—	(7,010)	3,241	(3,357)	15,525
Net derivative assets (3)	7,863	—	8,118	—	(8,778)	1,067	(525)	7,745
AFS debt securities:
Mortgage-backed securities:
Agency	—	—	—	—	4	—	—	4
Non-agency residential	7,216	113	(646)	(169)	(6,767)	1,909	(188)	1,468
Non-agency commercial	258	—	(13)	(31)	(178)	71	(88)	19
Non-U.S. securities	468	—	(125)	(75)	(321)	56	—	3
Corporate/Agency bonds	927	—	(3)	47	(847)	32	(19)	137
Other taxable securities	9,854	5,603	(296)	44	(3,263)	1,119	(43)	13,018
Tax-exempt securities	1,623	—	(25)	(9)	(574)	316	(107)	1,224
Total AFS debt securities	20,346	5,716	(1,108)	(193)	(11,946)	3,503	(445)	15,873
Loans and leases (2)	4,936	—	(89)	—	(1,526)	—	—	3,321
Mortgage servicing rights	19,465	—	(4,321)	—	(244)	—	—	14,900
Loans held-for-sale (2)	6,942	—	482	—	(3,714)	624	(194)	4,140
Other assets (4)	7,821	—	1,946	—	(2,612)	—	(299)	6,856
Trading account liabilities:
Non-U.S. sovereign debt	(386)	—	23	—	(17)	—	380	—
Corporate securities and other	(10)	—	(5)	—	11	(52)	49	(7)
Total trading account liabilities	(396)	—	18	—	(6)	(52)	429	(7)
Other short-term borrowings (2)	(707)	—	(95)	—	96	—	—	(706)
Accrued expenses and other liabilities (2)	(891)	—	146	—	(83)	—	—	(828)
Long-term debt (2)	(4,660)	—	697	—	1,074	(1,881)	1,784	(2,986)

(1)	Assets (liabilities). For assets, increase / (decrease) to Level 3 and for liabilities, (increase) / decrease to Level 3.

(2)	Amounts represent items that are accounted for under the fair value option.

(3)	Net derivatives at December 31, 2010 include derivative assets of $18.8 billion and derivative liabilities of $11.0 billion.

(4)	Other assets is primarily comprised of AFS marketable equity securities.

During 2010, the transfers into Level 3 included $3.2 billion of trading account assets, $3.5 billion of AFS debt securities, $1.1 billion of net derivative contracts and $1.9 billion of long-term debt. Transfers into Level 3 for trading account assets were driven by reduced price transparency as a result of lower levels of trading activity for certain municipal auction rate securities and corporate debt securities as well as a change in valuation methodology for certain ABS to a discounted cash flow model. Transfers into Level 3 for AFS debt securities were due to an increase in the number of non-agency RMBS and other taxable securities priced using a discounted cash flow model. Transfers into Level 3 for net derivative contracts were primarily related to a lack of price observability for certain credit default and total return swaps. Transfers into Level 3 for long-term debt were primarily due to changes in the impact of unobservable inputs on the value of certain structured liabilities.
During 2010, the transfers out of Level 3 included $3.4 billion of trading account assets and $1.8 billion of long-term debt. Transfers out of Level 3 for trading account assets were driven by increased price verification of certain MBS, corporate debt and non-U.S. government and agency securities. Transfers out of Level 3 for long-term debt were primarily due to changes in the impact of unobservable inputs on the value of certain structured liabilities.

Level 3 – Fair Value Measurements (1)

	2009
(Dollars in millions)	Balance January 1 2009	Merrill Lynch Acquisition	Gains (Losses) Included in Earnings	Gains (Losses) Included in OCI	Purchases, Issuances and Settlements	Transfers into/(out of) Level 3	Balance December 31 2009
Trading account assets:
Corporate securities, trading loans and other	$4,540	$7,012	$370	$—	$(2,015)	$1,173	$11,080
Equity securities	546	3,848	(396)	—	(2,425)	(489)	1,084
Non-U.S. sovereign debt	—	30	136	—	167	810	1,143
Mortgage trading loans and ABS	1,647	7,294	(262)	—	933	(1,842)	7,770
Total trading account assets	6,733	18,184	(152)	—	(3,340)	(348)	21,077
Net derivative assets (2)	2,270	2,307	5,526	—	(7,906)	5,666	7,863
AFS debt securities:
Non-agency MBS:
Residential	5,439	2,509	(1,159)	2,738	(4,187)	1,876	7,216
Commercial	657	—	(185)	(7)	(155)	(52)	258
Non-U.S. securities	1,247	—	(79)	(226)	(73)	(401)	468
Corporate/Agency bonds	1,598	—	(22)	127	324	(1,100)	927
Other taxable securities	9,599	—	(75)	669	815	(1,154)	9,854
Tax-exempt securities	162	—	2	26	788	645	1,623
Total AFS debt securities	18,702	2,509	(1,518)	3,327	(2,488)	(186)	20,346
Loans and leases (3)	5,413	2,452	515	—	(3,718)	274	4,936
Mortgage servicing rights	12,733	209	5,286	—	1,237	—	19,465
Loans held-for-sale (3)	3,382	3,872	678	—	(1,048)	58	6,942
Other assets (4)	4,157	2,696	1,273	—	(308)	3	7,821
Trading account liabilities:
Non-U.S. sovereign debt	—	—	(38)	—	—	(348)	(386)
Corporate securities and other	—	—	—	—	4	(14)	(10)
Total trading account liabilities	—	—	(38)	—	4	(362)	(396)
Other short-term borrowings (3)	(816)	—	(11)	—	120	—	(707)
Accrued expenses and other liabilities (3)	(1,124)	(1,337)	1,396	—	174	—	(891)
Long-term debt (3)	—	(7,481)	(2,310)	—	830	4,301	(4,660)

(1)	Assets (liabilities). For assets, increase / (decrease) to Level 3 and for liabilities, (increase) / decrease to Level 3.

(2)	Net derivatives at December 31, 2009 include derivative assets of $23.0 billion and derivative liabilities of $15.2 billion.

(3)	Amounts represent items that are accounted for under the fair value option.

(4)	Other assets is primarily comprised of AFS marketable equity securities.
The following tables summarize gains (losses) due to changes in fair value, including both realized and unrealized gains (losses), recorded in earnings for Level 3 assets and liabilities during 2011, 2010 and 2009. These amounts include gains (losses) on loans, LHFS, loan commitments and structured liabilities that are accounted for under the fair value option.

Level 3 – Total Realized and Unrealized Gains (Losses) Included in Earnings

	2011
(Dollars in millions)	Equity Investment Income (Loss)	Trading Account Profits (Losses)	Mortgage Banking Income (Loss) (1)	Other Income (Loss)	Total
Trading account assets:
Corporate securities, trading loans and other (2)	$—	$490	$—	$—	$490
Equity securities	—	49	—	—	49
Non-U.S. sovereign debt	—	87	—	—	87
Mortgage trading loans and ABS	—	442	—	—	442
Total trading account assets	—	1,068	—	—	1,068
Net derivative assets	—	1,516	3,683	—	5,199
AFS debt securities:
Non-agency residential MBS	—	—	—	(158)	(158)
Corporate/Agency bonds	—	—	—	(12)	(12)
Other taxable securities	—	16	—	10	26
Tax-exempt securities	—	(3)	—	24	21
Total AFS debt securities	—	13	—	(136)	(123)
Loans and leases (2)	—	—	(13)	(42)	(55)
Mortgage servicing rights	—	—	(5,661)	—	(5,661)
Loans held-for-sale (2)	—	—	(108)	144	36
Other assets	242	—	(51)	(51)	140
Trading account liabilities – Corporate securities and other	—	4	—	—	4
Other short-term borrowings (2)	—	—	(30)	—	(30)
Accrued expenses and other liabilities (2)	—	(10)	71	—	61
Long-term debt (2)	—	(106)	—	(82)	(188)
Total	$242	$2,485	$(2,109)	$(167)	$451

	2010
Trading account assets:
Corporate securities, trading loans and other (2)	$—	$848	$—	$—	$848
Equity securities	—	(81)	—	—	(81)
Non-U.S. sovereign debt	—	(138)	—	—	(138)
Mortgage trading loans and ABS	—	653	—	—	653
Total trading account assets	—	1,282	—	—	1,282
Net derivative assets	—	(1,257)	9,375	—	8,118
AFS debt securities:
Non-agency MBS:
Residential	—	—	(16)	(630)	(646)
Commercial	—	—	—	(13)	(13)
Non-U.S. securities	—	—	—	(125)	(125)
Corporate/Agency bonds	—	—	—	(3)	(3)
Other taxable securities	—	(295)	—	(1)	(296)
Tax-exempt securities	—	23	—	(48)	(25)
Total AFS debt securities	—	(272)	(16)	(820)	(1,108)
Loans and leases (2)	—	—	—	(89)	(89)
Mortgage servicing rights	—	—	(4,321)	—	(4,321)
Loans held-for-sale (2)	—	—	72	410	482
Other assets	1,967	—	(21)	—	1,946
Trading account liabilities:
Non-U.S. sovereign debt	—	23	—	—	23
Corporate securities and other	—	(5)	—	—	(5)
Total trading account liabilities	—	18	—	—	18
Other short-term borrowings (2)	—	—	(95)	—	(95)
Accrued expenses and other liabilities (2)	—	(26)	—	172	146
Long-term debt (2)	—	677	—	20	697
Total	$1,967	$422	$4,994	$(307)	$7,076

(1)	Mortgage banking income does not reflect the impact of Level 1 and Level 2 hedges on MSRs.

(2)	Amounts represent items that are accounted for under the fair value option.

Level 3 – Total Realized and Unrealized Gains (Losses) Included in Earnings

	2009
(Dollars in millions)	Equity Investment Income (Loss)	Trading Account Profits (Losses)	Mortgage Banking Income (Loss) (1)	Other Income (Loss)	Total
Trading account assets:
Corporate securities, trading loans and other	$—	$370	$—	$—	$370
Equity securities	—	(396)	—	—	(396)
Non-U.S. sovereign debt	—	136	—	—	136
Mortgage trading loans and ABS	—	(262)	—	—	(262)
Total trading account assets	—	(152)	—	—	(152)
Net derivative assets	—	(2,526)	8,052	—	5,526
AFS debt securities:
Non-agency MBS:
Residential	—	—	(20)	(1,139)	(1,159)
Commercial	—	—	—	(185)	(185)
Non-U.S. securities	—	—	—	(79)	(79)
Corporate/Agency bonds	—	—	—	(22)	(22)
Other taxable securities	—	—	—	(75)	(75)
Tax-exempt securities	—	—	—	2	2
Total AFS debt securities	—	—	(20)	(1,498)	(1,518)
Loans and leases (2)	—	(11)	—	526	515
Mortgage servicing rights	—	—	5,286	—	5,286
Loans held-for-sale (2)	—	(216)	306	588	678
Other assets	968	—	244	61	1,273
Trading account liabilities – Non-U.S. sovereign debt	—	(38)	—	—	(38)
Other short-term borrowings (2)	—	—	(11)	—	(11)
Accrued expenses and other liabilities (2)	—	36	—	1,360	1,396
Long-term debt (2)	—	(2,083)	—	(227)	(2,310)
Total	$968	$(4,990)	$13,857	$810	$10,645

(1)	Mortgage banking income does not reflect the impact of Level 1 and Level 2 hedges on MSRs.

(2)	Amounts represent items that are accounted for under the fair value option.
The following tables summarize changes in unrealized gains (losses) recorded in earnings during 2011, 2010 and 2009 for Level 3 assets and liabilities that were still held at December 31, 2011, 2010 and 2009. These amounts include changes in fair value on loans, LHFS, loan commitments and structured liabilities that are accounted for under the fair value option.

Level 3 – Changes in Unrealized Gains (Losses) Relating to Assets and Liabilities Still Held at Reporting Date

	2011
(Dollars in millions)	Equity Investment Income (Loss)	Trading Account Profits (Losses)	Mortgage Banking Income (Loss) (1)	Other Income (Loss)	Total
Trading account assets:
Corporate securities, trading loans and other (2)	$—	$(86)	$—	$—	$(86)
Equity securities	—	(60)	—	—	(60)
Non-U.S. sovereign debt	—	101	—	—	101
Mortgage trading loans and ABS	—	30	—	—	30
Total trading account assets	—	(15)	—	—	(15)
Net derivative assets	—	1,430	1,351	—	2,781
AFS debt securities:
Non-agency residential MBS	—	—	—	(195)	(195)
Corporate/Agency bonds	—	—	—	(14)	(14)
Other taxable securities	—	—	—	13	13
Total AFS debt securities	—	—	—	(196)	(196)
Loans and leases (2)	—	—	—	(260)	(260)
Mortgage servicing rights	—	—	(6,958)	—	(6,958)
Loans held-for-sale (2)	—	—	(153)	5	(148)
Other assets	(309)	—	(53)	(51)	(413)
Trading account liabilities – Corporate securities and other	—	3	—	—	3
Long-term debt (2)	—	(107)	—	(94)	(201)
Total	$(309)	$1,311	$(5,813)	$(596)	$(5,407)

	2010
Trading account assets:
Corporate securities, trading loans and other (2)	$—	$289	$—	$—	$289
Equity securities	—	(50)	—	—	(50)
Non-U.S. sovereign debt	—	(144)	—	—	(144)
Mortgage trading loans and ABS	—	227	—	—	227
Total trading account assets	—	322	—	—	322
Net derivative assets	—	(945)	676	—	(269)
Non-agency residential MBS AFS debt securities	—	—	(2)	(162)	(164)
Loans and leases (2)	—	—	—	(142)	(142)
Mortgage servicing rights	—	—	(5,740)	—	(5,740)
Loans held-for-sale (2)	—	10	(9)	258	259
Other assets	50	—	(22)	—	28
Trading account liabilities – Non-U.S. sovereign debt	—	52	—	—	52
Other short-term borrowings (2)	—	—	(46)	—	(46)
Accrued expenses and other liabilities (2)	—	—	—	(182)	(182)
Long-term debt (2)	—	585	—	43	628
Total	$50	$24	$(5,143)	$(185)	$(5,254)

(1)	Mortgage banking income does not reflect the impact of Level 1 and Level 2 hedges on MSRs.

(2)	Amounts represent items that are accounted for under the fair value option.

Level 3 – Changes in Unrealized Gains (Losses) Relating to Assets and Liabilities Still Held at Reporting Date

	2009
(Dollars in millions)	Equity Investment Income (Loss)	Trading Account Profits (Losses)	Mortgage Banking Income (Loss) (1)	Other Income (Loss)	Total
Trading account assets:
Corporate securities, trading loans and other	$—	$89	$—	$—	$89
Equity securities	—	(328)	—	—	(328)
Non-U.S. sovereign debt	—	137	—	—	137
Mortgage trading loans and ABS	—	(332)	—	—	(332)
Total trading account assets	—	(434)	—	—	(434)
Net derivative assets	—	(2,761)	348	—	(2,413)
AFS debt securities:
Non-agency residential MBS	—	—	(20)	(659)	(679)
Other taxable securities	—	(11)	—	(3)	(14)
Tax-exempt securities	—	(2)	—	(8)	(10)
Total AFS debt securities	—	(13)	(20)	(670)	(703)
Loans and leases (2)	—	—	—	210	210
Mortgage servicing rights	—	—	4,100	—	4,100
Loans held-for-sale (2)	—	(195)	164	695	664
Other assets	(177)	—	6	1,061	890
Trading account liabilities – Non-U.S. sovereign debt	—	(38)	—	—	(38)
Other short-term borrowings (2)	—	—	(11)	—	(11)
Accrued expenses and other liabilities (2)	—	—	—	1,740	1,740
Long-term debt (2)	—	(2,303)	—	(225)	(2,528)
Total	$(177)	$(5,744)	$4,587	$2,811	$1,477

(1)	Mortgage banking income does not reflect the impact of Level 1 and Level 2 hedges on MSRs.

(2)	Amounts represent items that are accounted for under the fair value option.
Nonrecurring Fair Value
The Corporation held certain assets that are measured at fair value on a nonrecurring basis and are not included in the previous tables in this Note. These assets primarily include LHFS, certain loans and leases, and foreclosed properties. The amounts below represent only balances measured at fair value during 2011, 2010 and 2009, and still held as of the reporting date.

Assets Measured at Fair Value on a Nonrecurring Basis

	December 31
	2011		2010
(Dollars in millions)	Level 2	Level 3	Level 2	Level 3
Assets
Loans held-for-sale	$2,662	$1,008	$931	$6,408
Loans and leases	9	10,629	23	11,917
Foreclosed properties (1)	—	2,531	10	2,125
Other assets	44	885	8	95

	Gains (Losses)
(Dollars in millions)	2011	2010	2009
Assets
Loans held-for-sale	$(181)	$174	$(1,288)
Loans and leases (2)	(4,813)	(6,074)	(5,596)
Foreclosed properties	(333)	(240)	(322)
Other assets	—	(50)	(268)

(1)
Amounts are included in other assets on the Consolidated Balance Sheet and represent fair value and related losses on foreclosed properties that were written down subsequent to their initial classification as foreclosed properties.

(2)	Gains (losses) represent charge-offs on real estate-secured loans.

Fair Value Option	12 Months Ended
Dec. 31, 2011
Fair Value Option [Abstract]
Fair Value, Option [Text Block]
Fair Value Option
Loans and Loan Commitments
The Corporation elected to account for certain consumer and commercial loans and loan commitments that exceeded the Corporation’s single name credit risk concentration guidelines under the fair value option. Lending commitments, both funded and unfunded, are actively managed and monitored and, as appropriate, credit risk for these lending relationships may be mitigated through the use of credit derivatives, with the Corporation’s public side credit view and market perspectives determining the size and timing of the hedging activity. These credit derivatives do not meet the requirements for designation as accounting hedges and therefore are carried at fair value with changes in fair value recorded in other income (loss). Electing the fair value option allows the Corporation to carry these loans and loan commitments at fair value, which is more consistent with management’s view of the underlying economics and the manner in which they are managed. In addition, election of the fair value option allows the Corporation to reduce the accounting volatility that would otherwise result from the asymmetry created by accounting for the financial instruments at historical cost and the economic hedges at fair value. An immaterial portion of the changes in fair value for these loans was attributable to changes in borrower-specific credit risk.
Loans Held-for-Sale
The Corporation elected to account for residential mortgage LHFS, commercial mortgage LHFS and other LHFS under the fair value option with interest income on these LHFS recorded in other interest income. The changes in fair value are largely offset by hedging activities. An immaterial portion of the changes in fair value for these loans was attributable to changes in borrower-specific credit risk. Election of the fair value option allows the Corporation to reduce the accounting volatility that would otherwise result from the asymmetry created by accounting for the financial instruments at historical cost and the economic hedges at fair value. The Corporation has not elected to account for other LHFS under the fair value option primarily because these loans are floating-rate loans that are not economically hedged using derivative instruments.
Loans Reported as Trading Account Assets
The Corporation elected to account for certain loans that are risk-managed on a fair value basis under the fair value option. An immaterial portion of the changes in fair value for these loans was attributable to changes in borrower-specific credit risk.
Other Assets
The Corporation elected to account for certain private equity investments that are not in an investment company under the fair value option as this measurement basis is consistent with applicable accounting guidance for similar investments that are in an investment company.
Securities Financing Agreements
The Corporation elected to account for certain securities financing agreements, including resale and repurchase agreements, under the fair value option based on the tenor of the agreements, which reflects the magnitude of the interest rate risk. The majority of securities financing agreements collateralized by U.S. government securities are not accounted for under the fair value option as these contracts are generally short-dated and therefore the interest rate risk is not significant.
Long-term Deposits
The Corporation elected to account for certain long-term fixed-rate and rate-linked deposits that are economically hedged with derivatives under the fair value option. Election of the fair value option allows the Corporation to reduce the accounting volatility that would otherwise result from the asymmetry created by accounting for the financial instruments at historical cost and the economic hedges at fair value. The Corporation did not elect to carry other long-term deposits at fair value because they were not economically hedged using derivatives.
Other Short-term Borrowings
The Corporation elected to account for certain other short-term borrowings under the fair value option because this debt is risk-managed on a fair value basis.
Long-term Debt
The Corporation elected to account for certain long-term debt, primarily structured liabilities, under the fair value option. This long-term debt is risk-managed on a fair value basis. Election of the fair value option allows the Corporation to reduce the accounting volatility that would otherwise result from the asymmetry created by accounting for these financial instruments at historical cost and the economic hedges at fair value.
Asset-backed Secured Financings
The Corporation elected to account for certain asset-backed secured financings, which are classified in other short-term borrowings, under the fair value option. Election of the fair value option allows the Corporation to reduce the accounting volatility that would otherwise result from the asymmetry created by accounting for the asset-backed secured financings at historical cost and the corresponding mortgage LHFS securing these financings at fair value.
The table below provides information about the fair value carrying amount and the contractual principal outstanding of assets and liabilities accounted for under the fair value option at December 31, 2011 and 2010.

Fair Value Option Elections

	December 31
	2011			2010
(Dollars in millions)	Fair Value Carrying Amount	Contractual Principal Outstanding	Fair Value Carrying Amount Less Unpaid Principal	Fair Value Carrying Amount	Contractual Principal Outstanding	Fair Value Carrying Amount Less Unpaid Principal
Loans reported as trading account assets	$1,151	$2,371	$(1,220)	$964	$1,917	$(953)
Consumer and commercial loans	8,804	10,823	(2,019)	3,269	3,638	(369)
Loans held-for-sale	7,630	9,673	(2,043)	25,942	28,370	(2,428)
Securities financing agreements	121,688	121,092	596	116,023	115,053	970
Other assets	251	n/a	n/a	310	n/a	n/a
Long-term deposits	3,297	3,035	262	2,732	2,692	40
Asset-backed secured financings	650	1,271	(621)	706	1,356	(650)
Unfunded loan commitments	1,249	n/a	n/a	866	n/a	n/a
Other short-term borrowings	5,908	5,909	(1)	6,472	6,472	—
Long-term debt (1)	46,239	55,854	(9,615)	50,984	54,656	(3,672)

(1)
The majority of the difference between the fair value carrying amount and contractual principal outstanding at December 31, 2011 relates to the impact of widening of the Corporation’s credit spreads, as well as the fair value of the embedded derivative, where applicable.

n/a = not applicable

The following tables provide information about where changes in the fair value of assets and liabilities accounted for under the fair value option are included in the Consolidated Statement of Income for 2011, 2010 and 2009.

Gains (Losses) Relating to Assets and Liabilities Accounted for Under the Fair Value Option

	2011
(Dollars in millions)	Trading Account Profits (Losses)	Mortgage Banking Income (Loss)	Other Income (Loss) (1)	Total
Loans reported as trading account assets	$73	$—	$—	$73
Consumer and commercial loans	15	—	(275)	(260)
Loans held-for-sale	(20)	4,137	148	4,265
Securities financing agreements	—	—	127	127
Other assets	—	—	196	196
Long-term deposits	—	—	(77)	(77)
Asset-backed secured financings	—	(30)	—	(30)
Unfunded loan commitments	—	—	(429)	(429)
Other short-term borrowings	261	—	—	261
Long-term debt (2)	2,149	—	3,320	5,469
Total	$2,478	$4,107	$3,010	$9,595

	2010
Loans reported as trading account assets	$157	$—	$—	$157
Commercial loans	2	—	82	84
Loans held-for-sale	—	9,091	493	9,584
Securities financing agreements	—	—	52	52
Other assets	—	—	107	107
Long-term deposits	—	—	(48)	(48)
Asset-backed secured financings	—	(95)	—	(95)
Unfunded loan commitments	—	—	23	23
Other short-term borrowings	(192)	—	—	(192)
Long-term debt (2)	(621)	—	18	(603)
Total	$(654)	$8,996	$727	$9,069

	2009
Loans reported as trading account assets	$259	$—	$—	$259
Commercial loans	25	—	521	546
Loans held-for-sale	(211)	8,251	588	8,628
Securities financing agreements	—	—	(292)	(292)
Other assets	379	—	(177)	202
Long-term deposits	—	—	35	35
Asset-backed secured financings	—	(11)	—	(11)
Unfunded loan commitments	—	—	1,365	1,365
Other short-term borrowings	(236)	—	—	(236)
Long-term debt (2)	(3,938)	—	(4,900)	(8,838)
Total	$(3,722)	$8,240	$(2,860)	$1,658

(1)	Other assets includes $177 million of equity investment loss for 2009.

(2)	Balances in other income (loss) for long-term debt relate to changes in fair value that were attributable to changes in the Corporation’s credit spreads.

Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2011
Investments, All Other Investments [Abstract]
Financial Instruments Disclosure [Text Block]
Fair Value of Financial Instruments
The fair values of financial instruments have been derived using methodologies described in Note 22 – Fair Value Measurements. The following disclosures include financial instruments where only a portion of the ending balance at December 31, 2011 and 2010 was carried at fair value on the Corporation’s Consolidated Balance Sheet.
Short-term Financial Instruments
The carrying value of short-term financial instruments, including cash and cash equivalents, time deposits placed, federal funds sold and purchased, resale and certain repurchase agreements, and other short-term investments and borrowings approximates the fair value of these instruments. These financial instruments generally expose the Corporation to limited credit risk and have no stated maturities or have short-term maturities and carry interest rates that approximate market. The Corporation elected to account for certain repurchase agreements under the fair value option.
Loans
Fair values were generally determined by discounting both principal and interest cash flows expected to be collected using an observable discount rate for similar instruments with adjustments that the Corporation believes a market participant would consider in determining fair value. The Corporation estimates the cash flows expected to be collected using internal credit risk, interest rate and prepayment risk models that incorporate the Corporation’s best estimate of current key assumptions, such as default rates, loss severity and prepayment speeds for the life of the loan. The carrying value of loans is presented net of the applicable allowance for loan losses and excludes leases. The Corporation elected to account for certain large corporate loans that exceeded the Corporation’s single name credit risk concentration guidelines under the fair value option.
Deposits
The fair value for certain deposits with stated maturities was determined by discounting contractual cash flows using current market rates for instruments with similar maturities. The carrying value of non-U.S. time deposits approximates fair value. For deposits with no stated maturities, the carrying value was considered to approximate fair value and does not take into account the significant value of the cost advantage and stability of the Corporation’s long-term relationships with depositors. The Corporation accounts for certain long-term fixed-rate deposits that are economically hedged with derivatives under the fair value option.
Long-term Debt
The Corporation uses quoted market prices, when available, to estimate fair value for its long-term debt. When quoted market prices are not available, fair value is estimated based on current market interest rates and credit spreads for debt with similar terms and maturities. The Corporation accounts for certain structured liabilities under the fair value option.
Fair Value of Financial Instruments
The carrying values and fair values of certain financial instruments where only a portion of the ending balance at December 31, 2011 and 2010 was carried at fair value are presented in the table below.

Fair Value of Financial Instruments

	December 31
	2011		2010
(Dollars in millions)	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets
Held-to-maturity debt securities	$35,265	$35,442	$427	$427
Loans	870,520	843,392	876,739	861,695
Financial liabilities
Deposits	1,033,041	1,033,248	1,010,430	1,010,460
Long-term debt	372,265	343,211	448,431	441,672

Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2011
Transfers and Servicing [Abstract]
Mortgage Servicing Rights
Mortgage Servicing Rights
The Corporation accounts for consumer MSRs at fair value with changes in fair value recorded in the Consolidated Statement of Income in mortgage banking income (loss). The Corporation economically hedges these MSRs with certain derivatives and securities including MBS and U.S. Treasuries. The securities that economically hedge the MSRs are classified in other assets with changes in the fair value of the securities and the related interest income recorded in mortgage banking income (loss).
The table below presents activity for residential first-lien MSRs for 2011 and 2010. Commercial and residential reverse MSRs, which are carried at the lower of carrying or market value and accounted for using the amortization method, totaled $132 million and $277 million at December 31, 2011 and 2010, and are not included in the tables in this Note.

(Dollars in millions)	2011	2010
Balance, January 1	$14,900	$19,465
Additions	1,656	3,626
Sales	(896)	(110)
Impact of customer payments (1)	(2,621)	(3,760)
Impact of changes in interest rates and other market factors (2)	(4,890)	(3,224)
Model and other cash flow assumption changes: (3)
Projected cash flows, primarily due to increases in cost to service loans	(2,306)	(3,161)
Impact of changes in the Home Price Index	428	937
Impact of changes in the prepayment model	1,818	1,298
Other model changes	(711)	(171)
Balance, December 31	$7,378	$14,900
Mortgage loans serviced for investors (in billions)	$1,379	$1,628

(1)	Represents the change in the market value of the MSR asset due to the impact of customer payments received during the period.

(2)	These amounts reflect changes in the modeled MSR fair value largely due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve.

(3)	These amounts reflect periodic adjustments to the valuation model as well as changes in certain cash flow assumptions such as costs to service and ancillary income per loan.

The Corporation uses an OAS valuation approach which factors in prepayment risk to determine the fair value of MSRs. This approach consists of projecting servicing cash flows under multiple interest rate scenarios and discounting these cash flows using risk-adjusted discount rates.
The significant economic assumptions used in determining the fair value of MSRs at December 31, 2011 and 2010 are presented below.

Significant Economic Assumptions

	December 31
	2011		2010
(Dollars in millions)	Fixed	Adjustable	Fixed	Adjustable
Weighted-average OAS	2.80%	5.61%	2.17%	5.12%
Weighted-average life, in years	3.78	2.10	4.85	2.29

The table below presents the sensitivity of the weighted-average lives and fair value of MSRs to changes in modeled assumptions. These sensitivities are hypothetical and should be used with caution. As the amounts indicate, changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship of the change in assumption to the change in fair value may not be linear. Also, the effect of a variation in a particular assumption on the fair value of MSRs that continue to be held by the Corporation is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities. The below sensitivities do not reflect any hedge strategies that may be undertaken to mitigate such risk.

Sensitivity Impacts

	December 31, 2011
	Change in Weighted-average Lives
(Dollars in millions)	Fixed		Adjustable		Change in Fair Value
Prepayment rates
Impact of 10% decrease	0.29	years	0.14	years	$639
Impact of 20% decrease	0.63		0.31		1,375
Impact of 10% increase	(0.25)		(0.12)		(561)
Impact of 20% increase	(0.48)		(0.23)		(1,056)
OAS level
Impact of 100 bps decrease	n/a		n/a		$375
Impact of 200 bps decrease	n/a		n/a		782
Impact of 100 bps increase	n/a		n/a		(345)
Impact of 200 bps increase	n/a		n/a		(664)
n/a = not applicable

Business Segment Information	12 Months Ended
Dec. 31, 2011
Segment Reporting Information [Line Items]
Segment Reporting Disclosure [Text Block]
Business Segment Information
The Corporation reports the results of its operations through five business segments: Consumer & Business Banking (CBB), Consumer Real Estate Services (CRES), Global Banking, Global Markets and Global Wealth & Investment Management (GWIM), with the remaining operations recorded in All Other. Effective January 1, 2012, the Corporation changed the basis of presentation from six to the above five segments. The former Deposits and Card Services segments, as well as Business Banking which was included in the former Global Commercial Banking segment, are now reflected in CBB. The former Global Commercial Banking segment was combined with the Global Corporate and Investment Banking business, which was included in the former Global Banking & Markets (GBAM) segment, to form Global Banking. The remaining global markets business of GBAM is now reported as a separate Global Markets segment. In addition, certain management accounting methodologies and related allocations were refined. Prior period results have been reclassified to conform to current period presentation.
Consumer & Business Banking
CBB offers a diversified range of credit, banking and investment products and services to consumers and businesses. CBB product offerings include traditional savings accounts, money market savings accounts, CDs and IRAs, noninterest- and interest-bearing checking accounts, investment accounts and products as well as credit and debit cards in the U.S. to consumers and small businesses. CBB also offers a wide range of lending-related products and services, integrated working capital management and treasury solutions through a network of offices and client relationship teams along with various product partners to U.S. based companies generally with annual sales of $1 million to $50 million.
During 2011, the Corporation sold its Canadian consumer card business and is evaluating its remaining international consumer card operations. As a result of these actions, the international consumer card business results were moved to All Other and prior periods have been reclassified.
The Corporation reports its CBB results in accordance with new consolidation guidance that was effective on January 1, 2010. Under this new consolidation guidance, the Corporation consolidated all previously unconsolidated credit card trusts. Accordingly, 2011 and 2010 results are comparable to 2009 results that were presented on a managed basis, which was consistent with the way that management evaluated the results of the business. Managed basis assumed that securitized loans were not sold and presented earnings on these loans in a manner similar to the way loans that have not been sold are presented.
Consumer Real Estate Services
CRES provides an extensive line of consumer real estate products and services to customers nationwide. CRES products include fixed- and adjustable-rate first-lien mortgage loans for home purchase and refinancing needs, HELOC and home equity loans. First mortgage products are either sold into the secondary mortgage market to investors, while retaining MSRs and the Bank of America customer relationships, or are held on the Corporation’s Consolidated Balance Sheet in All Other for ALM purposes. HELOC and home equity loans are retained on the CRES balance sheet. CRES services mortgage loans, including those loans it owns, loans owned by other business segments and All Other, and loans owned by outside investors.
The financial results of the on-balance sheet loans are reported in the business segment that owns the loans or All Other. CRES is not impacted by the Corporation’s first mortgage production retention decisions as CRES is compensated for loans held for ALM purposes on a management accounting basis, with a corresponding offset recorded in All Other, and for servicing loans owned by other business segments and All Other. CRES also includes the impact of transferring customers and their related loan balances between GWIM and CRES based on client segmentation thresholds. Subsequent to the date of transfer, the associated net interest income and noninterest expense are recorded in the business segment to which loans were transferred.
Global Banking
Global Banking provides a wide range of lending-related products and services, integrated working capital management and treasury solutions to clients through the Corporation's network of offices and client relationship teams along with various product partners. Global Banking's lending products and services include commercial loans, leases, commitment facilities, trade finance, real estate lending, asset-based lending and indirect consumer loans. Global Banking's treasury solutions business includes treasury management, foreign exchange and short-term investing options. Global Banking also works with clients to provide investment banking products such as debt and equity underwriting and distribution, merger-related and other advisory services. Underwriting debt and equity issuances, fixed-income and equity research, and certain market-based activities are executed through Global Banking's global broker/dealer affiliates which are its primary dealers in several countries. The economics of certain investment banking and underwriting activities are shared primarily between Global Banking and Global Markets based on the activities performed by each segment. Global Banking clients include commercial customers, generally defined as companies with annual sales up to $2 billion, which include middle-market companies, commercial real estate firms, federal and state governments and municipalities, and large corporations, generally defined as companies with annual sales greater than $2 billion.

Global Markets
Global Markets offers sales and trading services, including research, to institutional clients across fixed-income, credit, currency, commodity and equity businesses. Global Markets product coverage includes securities and derivative products in both the primary and secondary markets. Global Markets provides market-making, financing, securities clearing, settlement and custody services globally to institutional investor clients in support of their investing and trading activities. Global Markets also works with commercial and corporate clients to provide risk management products using interest rate, equity, credit, currency and commodity derivatives, foreign exchange, fixed-income and mortgage-related products. As a result of market-making activities in these products, Global Markets may be required to manage risk in government securities, equity and equity-linked securities, high-grade and high-yield corporate debt securities, commercial paper, MBS, commodities and ABS. The economics of certain investment banking and underwriting activities are shared primarily between Global Markets and Global Banking based on the activities performed by each segment.
Global Wealth & Investment Management
GWIM provides comprehensive wealth management solutions to a broad base of clients from emerging affluent to the ultra-high-net-worth. These services include investment and brokerage services, estate and financial planning, fiduciary portfolio management, cash and liability management and specialty asset management. GWIM also provides retirement and benefit plan services, philanthropic management and asset management to individual and institutional clients. GWIM results are impacted by the migration of clients and their related deposit and loan balances to or from CBB, CRES and the ALM portfolio. Migration in the current year includes the additional movement of balances to Merrill Edge, which is in CBB. Subsequent to the date of migration, the associated net interest income, noninterest income and noninterest expense are recorded in the business to which the clients migrated.

All Other
All Other consists of equity investment activities and also includes liquidating businesses, merger and restructuring charges, ALM activities such as the residential mortgage portfolio and investment securities, and activities including economic hedges, gains/losses on structured liabilities, the impact of certain allocation methodologies and accounting hedge ineffectiveness. Additionally, All Other includes certain residential mortgage and discontinued real estate loans that are managed by CRES. During 2011, the Corporation sold its Canadian consumer card business and is evaluating its remaining international consumer card operations. As a result of these actions, the international consumer card business results were moved to All Other from CBB and prior periods have been reclassified.
Basis of Presentation
The management accounting and reporting process derives segment and business results by utilizing allocation methodologies for revenue and expense. The net income derived for the businesses is dependent upon revenue and cost allocations using an activity-based costing model, funds transfer pricing, and other methodologies and assumptions management believes are appropriate to reflect the results of the business.
Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent (FTE) basis and noninterest income. The adjustment of net interest income to a FTE basis results in a corresponding increase in income tax expense. The segment results also reflect certain revenue and expense methodologies that are utilized to determine net income. The net interest income of the businesses includes the results of a funds transfer pricing process that matches assets and liabilities with similar interest rate sensitivity and maturity characteristics. For presentation purposes, in segments where the total of liabilities and equity exceeds assets, which are generally deposit-taking segments, the Corporation allocates assets to match liabilities. Net interest income of the business segments also includes an allocation of net interest income generated by the Corporation’s ALM activities.
The Corporation’s ALM activities include an overall interest rate risk management strategy that incorporates the use of interest rate contracts to manage fluctuations in earnings that are caused by interest rate volatility. The Corporation’s goal is to manage interest rate sensitivity so that movements in interest rates do not significantly adversely affect earnings and capital. The majority of the Corporation’s ALM activities are allocated to the business segments and fluctuate based on performance. ALM activities include external product pricing decisions including deposit pricing strategies, the effects of the Corporation’s internal funds transfer pricing process and the net effects of other ALM activities.
Certain expenses not directly attributable to a specific business segment are allocated to the segments. The most significant of these expenses include data and item processing costs and certain centralized or shared functions. Data processing costs are allocated to the segments based on equipment usage. Item processing costs are allocated to the segments based on the volume of items processed for each segment. The costs of certain centralized or shared functions are allocated based on methodologies that reflect utilization.

The following tables present total revenue, net of interest expense, on a FTE basis and net income (loss) for 2011, 2010 and 2009, and total assets at December 31, 2011 and 2010 for each business segment, as well as All Other.

Business Segments

At and for the Year Ended December 31	Total Corporation (1)			Consumer & Business Banking (2)			Consumer Real Estate Services
(Dollars in millions)	2011	2010	2009	2011	2010	2009	2011	2010	2009
Net interest income (FTE basis)	$45,588	$52,693	$48,410	$21,377	$24,298	$25,427	$3,207	$4,662	$4,961
Noninterest income (loss)	48,838	58,697	72,534	11,496	13,883	19,966	(6,361)	5,667	11,677
Total revenue, net of interest expense (FTE basis)	94,426	111,390	120,944	32,873	38,181	45,393	(3,154)	10,329	16,638
Provision for credit losses	13,410	28,435	48,570	3,490	11,647	27,688	4,524	8,490	11,244
Amortization of intangibles	1,509	1,731	1,978	759	870	1,006	11	38	63
Goodwill impairment	3,184	12,400	—	—	10,400	—	2,603	2,000	—
Other noninterest expense	75,581	68,977	64,735	16,945	17,309	16,278	19,190	12,768	11,350
Income (loss) before income taxes	742	(153)	5,661	11,679	(2,045)	421	(29,482)	(12,967)	(6,019)
Income tax expense (benefit) (FTE basis)	(704)	2,085	(615)	4,227	3,089	189	(10,009)	(4,070)	(2,185)
Net income (loss)	$1,446	$(2,238)	$6,276	$7,452	$(5,134)	$232	$(19,473)	$(8,897)	$(3,834)
Year-end total assets	$2,129,046	$2,264,909		$520,503	$510,986		$163,712	$212,412

				Global Banking			Global Markets
				2011	2010	2009	2011	2010	2009
Net interest income (FTE basis)				$9,490	$10,064	$10,274	$3,682	$4,332	$5,584
Noninterest income				7,828	7,684	6,380	11,103	14,786	14,966
Total revenue, net of interest expense (FTE basis)				17,318	17,748	16,654	14,785	19,118	20,550
Provision for credit losses				(1,118)	1,298	8,418	(56)	30	366
Amortization of intangibles				102	121	141	66	66	65
Other noninterest expense				8,786	8,551	7,933	12,170	11,703	10,040
Income before income taxes				9,548	7,778	162	2,605	7,319	10,079
Income tax expense (FTE basis)				3,501	2,887	27	1,620	3,073	2,968
Net income				$6,047	$4,891	$135	$985	$4,246	$7,111
Year-end total assets				$349,473	$311,113		$501,825	$537,945

				Global Wealth & Investment Management			All Other (2)
				2011	2010	2009	2011	2010	2009
Net interest income (FTE basis)				$6,052	$5,682	$5,885	$1,780	$3,655	$(3,721)
Noninterest income				11,344	10,609	9,924	13,428	6,068	9,621
Total revenue, net of interest expense (FTE basis)				17,396	16,291	15,809	15,208	9,723	5,900
Provision for credit losses				398	646	1,060	6,172	6,324	(206)
Amortization of intangibles				438	458	480	133	178	223
Goodwill impairment				—	—	—	581	—	—
Other noninterest expense				13,919	12,751	11,617	4,571	5,895	7,517
Income (loss) before income taxes				2,641	2,436	2,652	3,751	(2,674)	(1,634)
Income tax expense (benefit) (FTE basis)				969	1,083	953	(1,012)	(3,977)	(2,567)
Net income				$1,672	$1,353	$1,699	$4,763	$1,303	$933
Year-end total assets				$284,062	$296,478		$309,471	$395,975

(1)	There were no material intersegment revenues.

(2)	2011 and 2010 are presented in accordance with new consolidation guidance. 2009 CBB results are presented on a managed basis with a corresponding offset recorded in All Other.

The following tables present a reconciliation of the five business segments’ total revenue, net of interest expense, on a FTE basis, and net income (loss) to the Consolidated Statement of Income, and total assets to the Consolidated Balance Sheet. The adjustments presented in the following tables include consolidated income, expense and asset amounts not specifically allocated to individual business segments.

Business Segment Reconciliations

(Dollars in millions)	2011	2010	2009
Segments’ total revenue, net of interest expense (FTE basis)	$79,218	$101,667	$115,044
Adjustments:
ALM activities	7,576	1,899	536
Equity investment income	7,044	4,574	10,586
Liquidating businesses	2,708	5,157	6,972
FTE basis adjustment	(972)	(1,170)	(1,301)
Managed securitization impact to total revenue, net of interest expense	n/a	n/a	(11,399)
Other	(2,120)	(1,907)	(795)
Consolidated revenue, net of interest expense	$93,454	$110,220	$119,643
Segments’ net income (loss)	$(3,317)	$(3,541)	$5,343
Adjustments, net of taxes:
ALM activities	498	(2,476)	(5,828)
Equity investment income	4,438	2,882	6,669
Liquidating businesses	(94)	727	462
Merger and restructuring charges	(402)	(1,146)	(1,714)
Other	323	1,316	1,344
Consolidated net income (loss)	$1,446	$(2,238)	$6,276

		December 31
		2011	2010
Segments’ total assets		$1,819,575	$1,868,934
Adjustments:
ALM activities, including securities portfolio		611,793	641,494
Equity investments		7,002	34,272
Liquidating businesses		29,741	43,291
Elimination of segment excess asset allocations to match liabilities		(495,439)	(460,107)
Other		156,374	137,025
Consolidated total assets		$2,129,046	$2,264,909
n/a = not applicable

Parent Company Information	12 Months Ended
Dec. 31, 2011
Parent Company Information [Abstract]
Condensed Financial Information of Parent Company Only Disclosure [Text Block]
Parent Company Information
The following tables present the Parent Company only financial information.

Condensed Statement of Income

(Dollars in millions)	2011	2010	2009
Income
Dividends from subsidiaries:
Bank holding companies and related subsidiaries	$10,277	$7,263	$4,100
Nonbank companies and related subsidiaries	553	226	27
Interest from subsidiaries	869	999	1,179
Other income (1)	10,603	2,781	7,784
Total income	22,302	11,269	13,090
Expense
Interest on borrowed funds	6,234	4,484	4,737
Noninterest expense (2)	11,861	8,030	4,238
Total expense	18,095	12,514	8,975
Income (loss) before income taxes and equity in undistributed earnings of subsidiaries	4,207	(1,245)	4,115
Income tax benefit	(2,783)	(3,709)	(85)
Income before equity in undistributed earnings of subsidiaries	6,990	2,464	4,200
Equity in undistributed earnings (losses) of subsidiaries:
Bank holding companies and related subsidiaries	6,650	7,647	(21,614)
Nonbank companies and related subsidiaries	(12,194)	(12,349)	23,690
Total equity in undistributed earnings (losses) of subsidiaries	(5,544)	(4,702)	2,076
Net income (loss)	$1,446	$(2,238)	$6,276
Net income (loss) applicable to common shareholders	$85	$(3,595)	$(2,204)

(1)	Includes $6.5 billion and $7.3 billion of gains related to the sale of the Corporation’s investment in CCB during 2011 and 2009.

(2)
Includes, in aggregate, $6.9 billion, $3.5 billion and $225 million in 2011, 2010 and 2009 of representations and warranties provision, which is presented as a component of mortgage banking income on the Corporation’s Consolidated Statement of Income, and litigation expense.

Condensed Balance Sheet

	December 31
(Dollars in millions)	2011	2010
Assets
Cash held at bank subsidiaries	$124,991	$117,124
Securities	515	19,518
Receivables from subsidiaries:
Bank holding companies and related subsidiaries	48,679	50,589
Nonbank companies and related subsidiaries	7,385	8,320
Investments in subsidiaries:
Bank holding companies and related subsidiaries	191,278	188,538
Nonbank companies and related subsidiaries	53,213	61,374
Other assets	11,720	10,837
Total assets	$437,781	$456,300
Liabilities and shareholders’ equity
Commercial paper and other short-term borrowings	$401	$13,899
Accrued expenses and other liabilities	22,419	22,803
Payables to subsidiaries:
Bank holding companies and related subsidiaries	2,925	4,241
Nonbank companies and related subsidiaries	515	513
Long-term debt	181,420	186,596
Shareholders’ equity	230,101	228,248
Total liabilities and shareholders’ equity	$437,781	$456,300

Condensed Statement of Cash Flows

(Dollars in millions)	2011	2010	2009
Operating activities
Net income (loss)	$1,446	$(2,238)	$6,276
Reconciliation of net income (loss) to net cash provided by operating activities:
Equity in undistributed (earnings) losses of subsidiaries	5,544	4,702	(2,076)
Other operating activities, net	6,716	(996)	4,400
Net cash provided by operating activities	13,706	1,468	8,600
Investing activities
Net sales of securities	8,444	5,972	3,729
Net payments from (to) subsidiaries	5,780	3,531	(25,437)
Other investing activities, net	(8)	2,592	(17)
Net cash provided by (used in) investing activities	14,216	12,095	(21,725)
Financing activities
Net increase (decrease) in commercial paper and other short-term borrowings	(13,172)	8,052	(20,673)
Proceeds from issuance of long-term debt	16,047	29,275	30,347
Retirement of long-term debt	(21,742)	(27,176)	(20,180)
Proceeds from issuance of preferred stock and warrants	5,000	—	49,244
Repayment of preferred stock	—	—	(45,000)
Proceeds from issuance of common stock	—	—	13,468
Cash dividends paid	(1,738)	(1,762)	(4,863)
Other financing activities, net	(4,450)	3,280	4,149
Net cash provided by (used in) financing activities	(20,055)	11,669	6,492
Net increase (decrease) in cash held at bank subsidiaries	7,867	25,232	(6,633)
Cash held at bank subsidiaries at January 1	117,124	91,892	98,525
Cash held at bank subsidiaries at December 31	$124,991	$117,124	$91,892

Performance by Geographic Area	12 Months Ended
Dec. 31, 2011
Performance by Geographical Area [Abstract]
Performance by Geographic Area [Text Block]
Performance by Geographical Area
Since the Corporation’s operations are highly integrated, certain asset, liability, income and expense amounts must be allocated to arrive at total assets, total revenue, net of interest expense, income (loss) before income taxes and net income (loss) by geographic area. The Corporation identifies its geographic performance based on the business unit structure used to manage the capital or expense deployed in the region as applicable. This requires certain judgments related to the allocation of revenue so that revenue can be appropriately matched with the related expense or capital deployed in the region.

		December 31	Year Ended December 31
(Dollars in millions)	Year	Total Assets (1)	Total Revenue, Net of Interest Expense (2)	Income (Loss) Before Income Taxes	Net Income (Loss)
U.S. (3)	2011	$1,856,654	$73,613	$(9,261)	$(3,471)
	2010	1,975,640	95,115	(5,676)	(4,727)
	2009		98,278	(6,901)	(1,025)
Asia (4)	2011	95,776	10,890	7,598	4,787
	2010	107,140	4,187	1,372	864
	2009		10,685	8,096	5,101
Europe, Middle East and Africa	2011	151,956	7,320	1,009	(137)
	2010	160,621	8,490	1,549	723
	2009		9,085	2,295	1,652
Latin America and the Caribbean	2011	24,660	1,631	424	267
	2010	21,508	2,428	1,432	902
	2009		1,595	870	548
Total Non-U.S.	2011	272,392	19,841	9,031	4,917
	2010	289,269	15,105	4,353	2,489
	2009		21,365	11,261	7,301
Total Consolidated	2011	$2,129,046	$93,454	$(230)	$1,446
	2010	2,264,909	110,220	(1,323)	(2,238)
	2009		119,643	4,360	6,276

(1)	Total assets include long-lived assets, which are primarily located in the U.S.

(2)	There were no material intercompany revenues between geographic regions for any of the periods presented.

(3)
Includes the Corporation’s Canadian operations, which had total assets of $8.1 billion and $16.1 billion at December 31, 2011 and 2010; total revenue, net of interest expense of $1.3 billion, $1.3 billion and $2.5 billion; income before income taxes of $621 million, $458 million and $723 million; and net income of $528 million, $328 million and $488 million for 2011, 2010 and 2009, respectively.

(4)	Amounts include pre-tax gains of $6.5 billion and $7.3 billion ($4.1 billion and $4.6 billion net-of-tax) on the sale of common shares of the Corporation’s investment in CCB during 2011 and 2009.

Summary of Significant Accounting Principles (Policies)	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Principles [Abstract]
Principles Of Consolidation And Basis Of Presentation [Policy Text Block]
Principles of Consolidation and Basis of Presentation
The Consolidated Financial Statements include the accounts of the Corporation and its majority-owned subsidiaries, and those variable interest entities (VIEs) where the Corporation is the primary beneficiary. Intercompany accounts and transactions have been eliminated. Results of operations of acquired companies are included from the dates of acquisition and for VIEs, from the dates that the Corporation became the primary beneficiary. Assets held in an agency or fiduciary capacity are not included in the Consolidated Financial Statements. The Corporation accounts for investments in companies for which it owns a voting interest and for which it has the ability to exercise significant influence over operating and financing decisions using the equity method of accounting or at fair value under the fair value option. These investments are included in other assets. Equity method investments are subject to impairment testing and the Corporation’s proportionate share of income or loss is included in equity investment income.
The preparation of the Consolidated Financial Statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and disclosures. Realized results could differ from those estimates and assumptions.
The Corporation evaluates subsequent events through the date of filing with the Securities and Exchange Commission (SEC). Certain prior period amounts have been reclassified to conform to current period presentation.

Loans and Leases Receivable, Troubled Debt Restructuring Policy [Policy Text Block]
In April 2011, the Financial Accounting Standards Board (FASB) issued new accounting guidance on troubled debt restructurings (TDRs), including criteria to determine whether a loan modification represents a concession and whether the debtor is experiencing financial difficulties. This new accounting guidance was effective for the Corporation as of September 30, 2011 with retrospective application back to January 1, 2011. As a result of the retrospective application, the Corporation classified $1.1 billion of commercial loan modifications as TDRs that in previous periods had not been classified as TDRs. These loans were newly identified as TDRs typically because the Corporation was not able to demonstrate that the modified rate of interest, although significantly higher than the rate prior to modification, was a market rate of interest. These loans include $402 million of performing commercial loans that had an aggregate allowance for credit losses of $27 million at December 31, 2011. Also, as a result of the new accounting guidance, loans that are participating in or that have been offered a binding trial modification are classified as TDRs. At December 31, 2011, the Corporation classified an additional $2.6 billion of home loans, with an aggregate allowance for credit losses of $154 million, as TDRs that were participating in or had been offered a trial modification.

Goodwill Impairment, Policy [Policy Text Block]
In September 2011, the FASB issued new accounting guidance that simplifies goodwill impairment testing. The new guidance permits entities to make a qualitative assessment of whether it is likely that the fair value of a reporting unit is less than its carrying value. If, under this assessment, it is likely that the fair value of a reporting unit is less than the carrying amount, an entity is required to perform the two-step impairment test. The Corporation early adopted the new accounting guidance for certain goodwill impairment tests during the three months ended September 30, 2011.

Cash and Cash Equivalents, Policy [Policy Text Block]	Cash and Cash Equivalents Cash and cash equivalents include cash on hand, cash items in the process of collection, and amounts due from correspondent banks and the Federal Reserve Bank.
Securities Financing Transactions Accounting [Policy Text Block]
Securities Financing Agreements
Securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase (securities financing agreements) are treated as collateralized financing transactions. These agreements are recorded at the amounts at which the securities were acquired or sold plus accrued interest, except for certain securities financing agreements that the Corporation accounts for under the fair value option. Changes in the fair value of securities financing agreements that are accounted for under the fair value option are recorded in other income. For more information on securities financing agreements that the Corporation accounts for under the fair value option, see Note 23 – Fair Value Option.
The Corporation’s policy is to obtain possession of collateral with a market value equal to or in excess of the principal amount loaned under resale agreements. To ensure that the market value of the underlying collateral remains sufficient, collateral is generally valued daily and the Corporation may require counterparties to deposit additional collateral or may return collateral pledged when appropriate. Securities financing agreements give rise to negligible credit risk as a result of these collateral provisions, and accordingly, no allowance for loan losses is considered necessary.
Substantially all repurchase and resale activities are transacted under legally enforceable master repurchase agreements that give the Corporation, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the same counterparty. The Corporation offsets repurchase and resale transactions with the same counterparty on the Consolidated Balance Sheet where it has such a legally enforceable master agreement and the transactions have the same maturity date.
In transactions where the Corporation acts as the lender in a securities lending agreement and receives securities that can be pledged or sold as collateral, it recognizes an asset on the Consolidated Balance Sheet at fair value, representing the securities received, and a liability for the same amount, representing the obligation to return those securities.
In repurchase transactions, typically, the termination date for a repurchase agreement is before the maturity date of the underlying security. However, in certain situations, the Corporation may enter into repurchase agreements where the termination date of the repurchase transaction is the same as the maturity date of the underlying security and these transactions are referred to as “repo-to-maturity” (RTM) transactions. In accordance with applicable accounting guidance, the Corporation accounts for RTM transactions as sales and purchases when the transferred securities are highly liquid. In instances where securities are considered sold or purchased, the Corporation removes or recognizes the securities from the Consolidated Balance Sheet and, in the case of sales recognizes a gain or loss in the Consolidated Statement of Income. At December 31, 2011 and 2010, the Corporation had no outstanding RTM transactions that had been accounted for as sales and an immaterial amount of transactions that had been accounted for as purchases.

Collateral Policy Text Block
Collateral
The Corporation accepts securities as collateral that it is permitted by contract or custom to sell or repledge. At December 31, 2011 and 2010, the fair value of this collateral was $393.9 billion and $401.7 billion of which $287.7 billion and $257.6 billion was sold or repledged. The primary sources of this collateral are repurchase agreements and securities borrowed. The Corporation also pledges firm-owned securities and loans as collateral in transactions that include repurchase agreements, securities loaned, public and trust deposits, U.S. Treasury tax and loan notes, and other short-term borrowings. This collateral, which in some cases can be sold or repledged by the counterparties to the transactions, is parenthetically disclosed on the Consolidated Balance Sheet.
In certain cases, the Corporation has transferred assets to consolidated VIEs where those restricted assets serve as collateral for the interests issued by the VIEs. These assets are disclosed on the Consolidated Balance Sheet as Assets of Consolidated VIEs.
In addition, the Corporation obtains collateral in connection with its derivative contracts. Required collateral levels vary depending on the credit risk rating and the type of counterparty. Generally, the Corporation accepts collateral in the form of cash, U.S. Treasury securities and other marketable securities. Based on provisions contained in legal netting agreements, the Corporation nets cash collateral against the applicable derivative fair value. The Corporation also pledges collateral on its own derivative positions which can be applied against derivative liabilities.

Marketable Securities, Trading Securities, Policy [Policy Text Block]
Trading Instruments
Financial instruments utilized in trading activities are carried at fair value. Fair value is generally based on quoted market prices or quoted market prices for similar assets and liabilities. If these market prices are not available, fair values are estimated based on dealer quotes, pricing models, discounted cash flow methodologies, or similar techniques where the determination of fair value may require significant management judgment or estimation. Realized and unrealized gains and losses are recognized in trading account profits (losses).

Derivatives, Policy [Policy Text Block]
Derivatives and Hedging Activities
Derivatives are entered into on behalf of customers, for trading, as economic hedges or as qualifying accounting hedges. Derivatives utilized by the Corporation include swaps, financial futures and forward settlement contracts, and option contracts. A swap agreement is a contract between two parties to exchange cash flows based on specified underlying notional amounts, assets and/or indices. Financial futures and forward settlement contracts are agreements to buy or sell a quantity of a financial instrument, index, currency or commodity at a predetermined future date, and rate or price. An option contract is an agreement that conveys to the purchaser the right, but not the obligation, to buy or sell a quantity of a financial instrument (including another derivative financial instrument), index, currency or commodity at a predetermined rate or price during a period or at a date in the future. Option agreements can be transacted on organized exchanges or directly between parties.
All derivatives are recorded on the Consolidated Balance Sheet at fair value, taking into consideration the effects of legally enforceable master netting agreements that allow the Corporation to settle positive and negative positions and offset cash collateral held with the same counterparty on a net basis. For exchange-traded contracts, fair value is based on quoted market prices. For non-exchange traded contracts, fair value is based on dealer quotes, pricing models, discounted cash flow methodologies or similar techniques for which the determination of fair value may require significant management judgment or estimation.
Valuations of derivative assets and liabilities reflect the value of the instrument including counterparty credit risk. These values also take into account the Corporation’s own credit standing, thus including in the valuation of the derivative instrument the value of the net credit differential between the counterparties to the derivative contract.
Trading Derivatives and Economic Hedges
Derivatives held for trading purposes are included in derivative assets or derivative liabilities with changes in fair value included in trading account profits (losses).
Derivatives used as economic hedges, because either they did not qualify for or were not designated as an accounting hedge, are also included in derivative assets or derivative liabilities. Changes in the fair value of derivatives that serve as economic hedges of mortgage servicing rights (MSRs), interest rate lock commitments (IRLCs) and first mortgage loans held-for-sale (LHFS) that are originated by the Corporation are recorded in mortgage banking income. Changes in the fair value of derivatives that serve as economic hedges of credit exposures, interest rate risk and foreign currency exposures are included in other income (loss). Credit derivatives used by the Corporation as economic hedges do not qualify as accounting hedges but can protect the Corporation from various credit exposures as economic hedges, and changes in the fair value of these derivatives are included in other income (loss).
Derivatives Used For Hedge Accounting Purposes (Accounting Hedges)
For accounting hedges, the Corporation formally documents at inception all relationships between hedging instruments and hedged items, as well as the risk management objectives and strategies for undertaking various accounting hedges. Additionally, the Corporation primarily uses regression analysis at the inception of a hedge and for each reporting period thereafter to assess whether the derivative used in a hedging transaction is expected to be and has been highly effective in offsetting changes in the fair value or cash flows of a hedged item. The Corporation discontinues hedge accounting when it is determined that a derivative is not expected to be or has ceased to be highly effective as a hedge, and then reflects changes in fair value of the derivative in earnings after termination of the hedge relationship.
The Corporation uses its accounting hedges as either fair value hedges, cash flow hedges or hedges of net investments in foreign operations. The Corporation manages interest rate and foreign currency exchange rate sensitivity predominantly through the use of derivatives. Fair value hedges are used to protect against changes in the fair value of the Corporation’s assets and liabilities that are attributable to interest rate or foreign exchange volatility. Cash flow hedges are used primarily to minimize the variability in cash flows of assets or liabilities, or forecasted transactions caused by interest rate or foreign exchange fluctuations. For terminated cash flow hedges, the maximum length of time over which forecasted transactions are hedged is approximately 25 years, with a substantial portion of the hedged transactions being less than 10 years. For open or future cash flow hedges, the maximum length of time over which forecasted transactions are or will be hedged is less than seven years.
Changes in the fair value of derivatives designated as fair value hedges are recorded in earnings, together and in the same income statement line item with changes in the fair value of the related hedged item. Changes in the fair value of derivatives designated as cash flow hedges are recorded in accumulated other comprehensive income (OCI) and are reclassified into the line item in the income statement in which the hedged item is recorded and in the same period the hedged item affects earnings. Hedge ineffectiveness and gains and losses on the excluded component of a derivative in assessing hedge effectiveness are recorded in earnings in the same income statement line item. The Corporation records changes in the fair value of derivatives used as hedges of the net investment in foreign operations, to the extent effective, as a component of accumulated OCI.
If a derivative instrument in a fair value hedge is terminated or the hedge designation removed, the previous adjustments to the carrying amount of the hedged asset or liability are subsequently accounted for in the same manner as other components of the carrying amount of that asset or liability. For interest-earning assets and interest-bearing liabilities, such adjustments are amortized to earnings over the remaining life of the respective asset or liability. If a derivative instrument in a cash flow hedge is terminated or the hedge designation is removed, related amounts in accumulated OCI are reclassified into earnings in the same period or periods during which the hedged forecasted transaction affects earnings. If it is probable that a forecasted transaction will not occur, any related amounts in accumulated OCI are reclassified into earnings in that period.

Interest Rate Lock Commitments Policy Text Block
Interest Rate Lock Commitments
The Corporation enters into IRLCs in connection with its mortgage banking activities to fund residential mortgage loans at specified times in the future. IRLCs that relate to the origination of mortgage loans that will be held-for-sale are considered derivative instruments under applicable accounting guidance. As such, these IRLCs are recorded at fair value with changes in fair value recorded in mortgage banking income.
In estimating the fair value of an IRLC, the Corporation assigns a probability to the loan commitment based on an expectation that it will be exercised and the loan will be funded. The fair value of the commitments is derived from the fair value of related mortgage loans which is based on observable market data and includes the expected net future cash flows related to servicing of the loans. Changes to the fair value of IRLCs are recognized based on interest rate changes, changes in the probability that the commitment will be exercised and the passage of time. Changes from the expected future cash flows related to the customer relationship are excluded from the valuation of IRLCs.
Outstanding IRLCs expose the Corporation to the risk that the price of the loans underlying the commitments might decline from inception of the rate lock to funding of the loan. To protect against this risk, the Corporation utilizes forward loan sales commitments and other derivative instruments, including interest rate swaps and options, to economically hedge the risk of potential changes in the value of the loans that would result from the commitments. The changes in the fair value of these derivatives are recorded in mortgage banking income.

Investment, Policy [Policy Text Block]
Securities
Debt securities are recorded on the Consolidated Balance Sheet as of their trade date. Debt securities bought principally with the intent to buy and sell in the short term as part of the Corporation’s trading activities are reported at fair value in trading account assets with unrealized gains and losses included in trading account profits (losses). Debt securities purchased for longer term investment purposes, as part of asset and liability management (ALM) and other strategic activities, are reported at fair value with net unrealized gains and losses included in accumulated OCI and presented as available-for-sale (AFS) securities. Certain debt securities which management has the intent and ability to hold to maturity (HTM) are reported at amortized cost and presented as HTM securities. Other debt securities purchased as economic hedges are reported in other assets at fair value with unrealized gains and losses reported in the same line item in the Consolidated Statement of Income as unrealized gains and losses on the item being hedged are reported.
The Corporation regularly evaluates each AFS and HTM debt security where the value has declined below amortized cost to assess whether the decline in fair value is other-than-temporary. In determining whether an impairment is other-than-temporary, the Corporation considers the severity and duration of the decline in fair value, the length of time expected for recovery, the financial condition of the issuer, and other qualitative factors, as well as whether the Corporation either plans to sell the security or it is more-likely-than-not that it will be required to sell the security before recovery of its amortized cost. If the impairment of the AFS or HTM debt security is credit-related, an other-than-temporary impairment (OTTI) is recorded in earnings. For AFS debt securities, the non-credit-related impairment is recognized in accumulated OCI. If the Corporation intends to sell an AFS debt security or believes it will more-likely-than-not be required to sell a security, the Corporation records the full amount of the impairment as an OTTI.
Interest on debt securities, including amortization of premiums and accretion of discounts, is included in interest income. Realized gains and losses from the sales of debt securities, which are included in gains (losses) on sales of debt securities, are determined using the specific identification method.
Marketable equity securities are classified based on management’s intention on the date of purchase and recorded on the Consolidated Balance Sheet as of the trade date. Marketable equity securities that are bought and held principally for the purpose of resale in the near term are classified as trading and are carried at fair value with unrealized gains and losses included in trading account profits (losses). Other marketable equity securities are accounted for as AFS and classified in other assets. All AFS marketable equity securities are carried at fair value with net unrealized gains and losses included in accumulated OCI on an after-tax basis. If there is an other-than-temporary decline in the fair value of any individual AFS marketable equity security, the cost basis is reduced and the Corporation reclassifies the associated net unrealized loss out of accumulated OCI with a corresponding charge to equity investment income. Dividend income on AFS marketable equity securities is included in equity investment income. Realized gains and losses on the sale of all AFS marketable equity securities, which are recorded in equity investment income, are determined using the specific identification method.
Certain equity investments held by Global Principal Investments (GPI), the Corporation’s diversified equity investor in private equity, real estate and other alternative investments, are subject to investment company accounting under applicable accounting guidance, and accordingly, are carried at fair value with changes in fair value reported in equity investment income. These investments are included in other assets. Initially, the transaction price of the investment is generally considered to be the best indicator of fair value. Thereafter, valuation of direct investments is based on an assessment of each individual investment using methodologies that include publicly-traded comparables derived by multiplying a key performance metric (e.g., earnings before interest, taxes, depreciation and amortization) of the portfolio company by the relevant valuation multiple observed for comparable companies, acquisition comparables, entry level multiples and discounted cash flows, and are subject to appropriate discounts for lack of liquidity or marketability. Certain factors that may influence changes in fair value include but are not limited to recapitalizations, subsequent rounds of financing and offerings in the equity or debt capital markets. For fund investments, the Corporation generally records the fair value of its proportionate interest in the fund’s capital as reported by the funds’ respective managers.
Other investments held by GPI are accounted for under either the equity method or at cost, depending on the Corporation’s ownership interest, and are reported in other assets.

Finance, Loans and Leases Receivable, Policy [Policy Text Block]
Loans and Leases
Loans measured at historical cost are reported at their outstanding principal balances net of any unearned income, charge-offs, unamortized deferred fees and costs on originated loans, and for purchased loans, net of any unamortized premiums or discounts. Loan origination fees and certain direct origination costs are deferred and recognized as adjustments to interest income over the lives of the related loans. Unearned income, discounts and premiums are amortized to interest income using a level yield methodology. The Corporation elects to account for certain loans under the fair value option with changes in fair value reported in other income for consumer and commercial loans.
Under applicable accounting guidance, for reporting purposes, the loan and lease portfolio is categorized by portfolio segment and, within each portfolio segment, by class of financing receivables. A portfolio segment is defined as the level at which an entity develops and documents a systematic methodology to determine the allowance for credit losses, and a class of financing receivables is defined as the level of disaggregation of portfolio segments based on the initial measurement attribute, risk characteristics and methods for assessing risk. The Corporation’s three portfolio segments are home loans, credit card and other consumer, and commercial. The classes within the home loans portfolio segment are core portfolio residential mortgage, Legacy Assets & Servicing residential mortgage, Countrywide Financial Corporation (Countrywide) residential mortgage purchased credit-impaired (PCI), core portfolio home equity, Legacy Assets & Servicing home equity, Countrywide home equity PCI, Legacy Assets & Servicing discontinued real estate and Countrywide discontinued real estate PCI. The classes within the credit card and other consumer portfolio segment are U.S. credit card, non-U.S. credit card, direct/indirect consumer and other consumer. The classes within the commercial portfolio segment are U.S. commercial, commercial real estate, commercial lease financing, non-U.S. commercial and U.S. small business commercial.
Purchased Credit-impaired Loans
The Corporation purchases loans with and without evidence of credit quality deterioration since origination. Evidence of credit quality deterioration as of the purchase date may include statistics such as past due status, refreshed borrower credit scores and refreshed loan-to-value (LTV) ratios, some of which are not immediately available as of the purchase date. Purchased loans with evidence of credit quality deterioration for which it is probable that the Corporation will not receive all contractually required payments receivable are accounted for as PCI loans. The excess of the cash flows expected to be collected on PCI loans, measured as of the acquisition date, over the estimated fair value is referred to as the accretable yield and is recognized in interest income over the remaining life of the loan using a level yield methodology. The difference between contractually required payments as of the acquisition date and the cash flows expected to be collected is referred to as the nonaccretable difference. PCI loans that have similar risk characteristics, primarily credit risk, collateral type and interest rate risk, are pooled and accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows.
The Corporation continues to estimate cash flows expected to be collected over the life of the loan using internal credit risk, interest rate and prepayment risk models that incorporate management’s best estimate of current key assumptions such as default rates, loss severity and payment speeds. If, upon subsequent evaluation, the Corporation determines it is probable that the present value of the expected cash flows have decreased, the PCI loan is considered further impaired resulting in a charge to the provision for credit losses and a corresponding increase to a valuation allowance included in the allowance for loan and lease losses. If, upon subsequent evaluation, it is probable that there is an increase in the present value of the expected cash flows, the Corporation reduces any remaining valuation allowance. If there is no remaining valuation allowance, the Corporation recalculates the amount of accretable yield as the excess of the revised expected cash flows over the current carrying value resulting in a reclassification from nonaccretable difference to accretable yield. The present value of the expected cash flows is determined using the PCI loans’ effective interest rate, adjusted for changes in the PCI loans’ interest rate indexes.
Loan disposals, which may include sales of loans, receipt of payments in full from the borrower or foreclosure, result in removal of the loan from the PCI loan pool. Write-downs are not recorded on the PCI loan pool until actual losses exceed the remaining nonaccretable difference. To date, no write-downs have been recorded for any of the PCI loan pools.

Leases
The Corporation provides equipment financing to its customers through a variety of lease arrangements. Direct financing leases are carried at the aggregate of lease payments receivable plus estimated residual value of the leased property less unearned income. Leveraged leases, which are a form of financing leases, are carried net of nonrecourse debt. Unearned income on leveraged and direct financing leases is accreted to interest income over the lease terms using methods that approximate the interest method.

Loans and Leases Receivable, Allowance for Loan Losses Policy [Policy Text Block]
Allowance for Credit Losses
The allowance for credit losses, which includes the allowance for loan and lease losses and the reserve for unfunded lending commitments, represents management’s estimate of probable losses inherent in the Corporation’s lending activities. The allowance for loan and lease losses and the reserve for unfunded lending commitments exclude amounts for loans and unfunded lending commitments accounted for under the fair value option as the fair values of these instruments reflect a credit component. The allowance for loan and lease losses does not include amounts related to accrued interest receivable other than billed interest and fees on credit card receivables as accrued interest receivable is reversed when a loan is placed on nonaccrual status. The allowance for loan and lease losses represents the estimated probable credit losses on funded consumer and commercial loans and leases while the reserve for unfunded lending commitments, including standby letters of credit (SBLCs) and binding unfunded loan commitments, represents estimated probable credit losses on these unfunded credit instruments based on utilization assumptions. Credit exposures deemed to be uncollectible, excluding derivative assets, trading account assets and loans carried at fair value, are charged against these accounts. Cash recovered on previously charged off amounts is recorded as a recovery to these accounts. Management evaluates the adequacy of the allowance for credit losses based on the combined total of the allowance for loan and lease losses and the reserve for unfunded lending commitments.
The Corporation performs periodic and systematic detailed reviews of its lending portfolios to identify credit risks and to assess the overall collectability of those portfolios. The allowance on certain homogeneous consumer loan portfolios, which generally consist of consumer real estate within the home loans portfolio segment and credit card loans within the credit card and other consumer portfolio segment, is based on aggregated portfolio segment evaluations generally by product type. Loss forecast models are utilized for these portfolios which consider a variety of factors including, but not limited to, historical loss experience, estimated defaults or foreclosures based on portfolio trends, delinquencies, bankruptcies, economic conditions and credit scores.
The Corporation’s home loans portfolio segment is comprised primarily of large groups of homogeneous consumer loans secured by residential real estate. The amount of losses incurred in the homogeneous loan pools is estimated based upon how many of the loans will default and the loss in the event of default. Using statistically valid modeling methodologies, the Corporation estimates how many of the homogeneous loans will default based on the individual loans’ attributes aggregated into pools of homogeneous loans with similar attributes. The attributes that are most significant to the probability of default and are used to estimate default include refreshed LTV or in the case of a subordinated lien, refreshed combined loan-to-value (CLTV), borrower credit score, months since origination (referred to as vintage) and geography, all of which are further broken down by present collection status (whether the loan is current, delinquent, in default or in bankruptcy). This estimate is based on the Corporation’s historical experience with the loan portfolio. The estimate is adjusted to reflect an assessment of environmental factors not yet reflected in the historical data underlying the loss estimates, such as changes in real estate values, local and national economies, underwriting standards and the regulatory environment. The probability of default on a loan is based on an analysis of the movement of loans with the measured attributes from either current, or any of the delinquency categories, to default over a twelve-month period. On home equity loans where the Corporation holds only a second-lien position and foreclosure is not the best alternative, the loss severity is estimated at 100 percent.
The allowance on certain commercial loans (except business card and certain small business loans) is calculated using loss rates delineated by risk rating and product type. Factors considered when assessing loss rates include the value of the underlying collateral, if applicable, the industry of the obligor, and the obligor’s liquidity and other financial indicators along with certain qualitative factors. These statistical models are updated regularly for changes in economic and business conditions. Included in the analysis of consumer and commercial loan portfolios are reserves which are maintained to cover uncertainties that affect the Corporation’s estimate of probable losses including domestic and global economic uncertainty and large single name defaults.
The remaining commercial portfolios, including nonperforming commercial loans, as well as consumer real estate loans modified in a TDR, renegotiated credit card, unsecured consumer and small business loans are reviewed in accordance with applicable accounting guidance on impaired loans and TDRs. If necessary, a specific allowance is established for these loans if they are deemed to be impaired. A loan is considered impaired when, based on current information and events, it is probable that the Corporation will be unable to collect all amounts due, including principal and/or interest, according to the contractual terms of the agreement, and once a loan has been identified as impaired, management measures impairment. Impaired loans and TDRs are primarily measured based on the present value of payments expected to be received, discounted at the loans’ original effective contractual interest rates, or discounted at the portfolio average contractual annual percentage rate, excluding promotionally priced loans, in effect prior to restructuring for the renegotiated TDR portfolio. Impaired loans and TDRs may also be measured based on observable market prices, or for loans that are solely dependent on the collateral for repayment, the estimated fair value of the collateral less estimated costs to sell. If the recorded investment in impaired loans exceeds this amount, a specific allowance is established as a component of the allowance for loan and lease losses unless these are consumer real estate loans that are solely dependent on the collateral for repayment, in which case the initial amount that exceeds the fair value of the collateral is charged off.
Generally, when determining the fair value of the collateral securing consumer loans that are solely dependent on the collateral for repayment, prior to performing a detailed property valuation including a walk-through of a property, the Corporation initially estimates the fair value of the collateral securing consumer loans that are solely dependent on the collateral for repayment using an automated valuation method (AVM). An AVM is a tool that estimates the value of a property by reference to market data including sales of comparable properties and price trends specific to the Metropolitan Statistical Area in which the property being valued is located. In the event that an AVM value is not available, the Corporation utilizes publicized indices or if these methods provide less reliable valuations, the Corporation uses appraisals or broker price opinions to estimate the fair value of the collateral. While there is inherent imprecision in these valuations, the Corporation believes that they are representative of the portfolio in the aggregate.
In addition to the allowance for loan and lease losses, the Corporation also estimates probable losses related to unfunded lending commitments, such as letters of credit and financial guarantees, and binding unfunded loan commitments. The reserve for unfunded lending commitments excludes commitments accounted for under the fair value option. Unfunded lending commitments are subject to individual reviews and are analyzed and segregated by risk according to the Corporation’s internal risk rating scale. These risk classifications, in conjunction with an analysis of historical loss experience, utilization assumptions, current economic conditions, performance trends within the portfolio and any other pertinent information, result in the estimation of the reserve for unfunded lending commitments.
The allowance for credit losses related to the loan and lease portfolio is reported separately on the Consolidated Balance Sheet whereas the reserve for unfunded lending commitments is reported on the Consolidated Balance Sheet in accrued expenses and other liabilities. The provision for credit losses related to the loan and lease portfolio and unfunded lending commitments is reported in the Consolidated Statement of Income.

Loans and Leases Receivable, Nonperforming Loan and Lease, Policy [Policy Text Block]
Nonperforming Loans and Leases, Charge-offs and Delinquencies
Nonperforming loans and leases generally include loans and leases that have been placed on nonaccrual status including nonaccruing loans whose contractual terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties. Loans accounted for under the fair value option, PCI loans and LHFS are not reported as nonperforming loans and leases.
In accordance with the Corporation’s policies, credit card loans where the borrower is not deceased or in bankruptcy and unsecured consumer loans are charged off no later than the end of the month in which the account becomes 180 days past due. The outstanding balance of real estate-secured loans that is in excess of the estimated property value, less estimated costs to sell, is charged off no later than the end of the month in which the account becomes 180 days past due unless repayment of the loan is insured by the Federal Housing Administration (FHA) or through individually insured long-term standby agreements with Fannie Mae (FNMA) and Freddie Mac (FHLMC) (the fully-insured portfolio). The estimated property value, less estimated costs to sell, is determined using the same process as described for impaired loans in the Allowance for Credit Losses section of this Note on page 13. Personal property-secured loans are charged off no later than the end of the month in which the account becomes 120 days past due. Unsecured accounts associated with borrowers who became deceased or are in bankruptcy, including credit cards, are charged off 60 days after receipt of notification. For secured products, accounts in bankruptcy are written down to the collateral value, less costs to sell, by the end of the month in which the account becomes 60 days past due. Consumer credit card loans, consumer loans secured by personal property and unsecured consumer loans are not placed on nonaccrual status prior to charge-off and therefore are not reported as nonperforming loans. Real estate-secured loans are generally placed on nonaccrual status and classified as nonperforming at 90 days past due. However, consumer loans secured by real estate in the fully-insured portfolio are not placed on nonaccrual status, and therefore, are not reported as nonperforming loans. Accrued interest receivable is reversed when a consumer loan is placed on nonaccrual status. Interest collections on nonaccruing consumer loans for which the ultimate collectability of principal is uncertain are applied as principal reductions; otherwise, such collections are credited to interest income when received. These loans may be restored to accrual status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.
Consumer loans whose contractual terms have been modified in a TDR and are current at the time of restructuring remain on accrual status if there is demonstrated performance prior to the restructuring and payment in full under the restructured terms is expected. Otherwise, the loans are placed on nonaccrual status and reported as nonperforming until there is sustained repayment performance for a reasonable period, generally six months. Consumer TDRs that are on accrual status are reported as performing TDRs through the end of the calendar year in which the restructuring occurred or the year in which the loans are returned to accrual status. In addition, if accruing consumer TDRs bear less than a market rate of interest at the time of modification, they are reported as performing TDRs throughout their remaining lives unless and until they cease to perform in accordance with their modified contractual terms, at which time they would be placed on nonaccrual status and reported as nonperforming TDRs.
Commercial loans and leases, excluding business card loans, that are past due 90 days or more as to principal or interest, or where reasonable doubt exists as to timely collection, including loans that are individually identified as being impaired, are generally placed on nonaccrual status and classified as nonperforming unless well-secured and in the process of collection. Commercial loans and leases whose contractual terms have been modified in a TDR are typically placed on nonaccrual status and reported as nonperforming until the loans have performed for an adequate period of time under the restructured agreement, generally six months. If the borrower had demonstrated performance under the previous terms and the underwriting process shows the capacity to continue to perform under the modified terms, the loans and leases may remain on accrual status. Accruing commercial TDRs are reported as performing TDRs through the end of the calendar year in which the loans are returned to accrual status. In addition, if accruing commercial TDRs bear less than a market rate of interest at the time of modification, they are reported as performing TDRs throughout their remaining lives unless and until they cease to perform in accordance with their modified contractual terms, at which time they would be placed on nonaccrual status and reported as nonperforming TDRs.
Accrued interest receivable is reversed when a commercial loan is placed on nonaccrual status. Interest collections on nonaccruing commercial loans and leases for which the ultimate collectability of principal is uncertain are applied as principal reductions; otherwise, such collections are credited to income when received. Commercial loans and leases may be restored to accrual status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Business card loans are charged off no later than the end of the month in which the account becomes 180 days past due or 60 days after receipt of notification of death or bankruptcy filing. These loans are not placed on nonaccrual status prior to charge-off and therefore are not reported as nonperforming loans. Other commercial loans are generally charged off when all or a portion of the principal amount is determined to be uncollectible.
The entire balance of a consumer and commercial loan is contractually delinquent if the minimum payment is not received by the specified due date on the customer’s billing statement. Interest and fees continue to accrue on past due loans until the date the loan goes into nonaccrual status, if applicable.
PCI loans are recorded at fair value at the acquisition date. Although the PCI loans may be contractually delinquent, the Corporation does not classify these loans as nonperforming as the loans were written down to fair value at the acquisition date and the accretable yield is recognized in interest income over the remaining life of the loan. In addition, reported net charge-offs exclude write-downs on PCI loan pools as the fair value already considers the estimated credit losses.

Finance, Loan and Lease Receivables, Held-for-sale, Policy [Policy Text Block]
Loans Held-for-sale
Loans that are intended to be sold in the foreseeable future, including residential mortgages, loan syndications, and to a lesser degree, commercial real estate, consumer finance and other loans, are reported as LHFS and are carried at the lower of aggregate cost or fair value. The Corporation accounts for certain LHFS, including first mortgage LHFS, under the fair value option. Mortgage loan origination costs related to LHFS that the Corporation accounts for under the fair value option are recognized in noninterest expense when incurred. Mortgage loan origination costs for LHFS carried at the lower of cost or fair value are capitalized as part of the carrying amount of the loans and recognized as a reduction of mortgage banking income upon the sale of such loans. LHFS that are on nonaccrual status and are reported as nonperforming, as defined in the policy above, are reported separately from nonperforming loans and leases.

Property, Plant and Equipment, Policy [Policy Text Block]
Premises and Equipment
Premises and equipment are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are recognized using the straight-line method over the estimated useful lives of the assets. Estimated lives range up to 40 years for buildings, up to 12 years for furniture and equipment, and the shorter of lease term or estimated useful life for leasehold improvements.
The Corporation capitalizes the costs associated with certain computer hardware, software and internally developed software, and amortizes the costs over the expected useful life. Direct project costs of internally developed software are capitalized when it is probable that the project will be completed and the software will be used for its intended function.

Transfers and Servicing of Financial Assets, Policy [Policy Text Block]
Mortgage Servicing Rights
The Corporation accounts for consumer-related MSRs at fair value with changes in fair value recorded in mortgage banking income, while commercial-related and residential reverse mortgage MSRs are accounted for using the amortization method (lower of amortized cost or fair value) with impairment recognized as a reduction in mortgage banking income. To reduce the volatility of earnings related to interest rate and market value fluctuations, U.S. Treasury securities, mortgage-backed securities (MBS) and derivatives such as options and interest rate swaps may be used as economic hedges of the MSRs, but are not designated as accounting hedges. These economic hedges are carried at fair value with changes in fair value recognized in mortgage banking income.
The Corporation estimates the fair value of the consumer MSRs using a valuation model that calculates the present value of estimated future net servicing income. This is accomplished through an option-adjusted spread (OAS) valuation approach that factors in prepayment risk. This approach consists of projecting servicing cash flows under multiple interest rate scenarios and discounting these cash flows using risk-adjusted discount rates. The key economic assumptions used in valuations of MSRs include weighted-average lives of the MSRs and the OAS levels. The OAS represents the spread that is added to the discount rate so that the sum of the discounted cash flows equals the market price, therefore it is a measure of the extra yield over the reference discount factor that the Corporation expects to earn by holding the asset. These variables can, and generally do, change from quarter to quarter as market conditions and projected interest rates change, and could have an adverse impact on the value of the MSRs and could result in a corresponding reduction in mortgage banking income.

Goodwill and Intangible Assets, Policy [Policy Text Block]
Goodwill and Intangible Assets
Goodwill is the purchase premium after adjusting for the fair value of net assets acquired. Goodwill is not amortized but is reviewed for potential impairment on an annual basis, or when events or circumstances indicate a potential impairment, at the reporting unit level. A reporting unit, as defined under applicable accounting guidance, is a business segment or one level below a business segment. The goodwill impairment analysis is a two-step test. During 2011, the Corporation early adopted new accounting guidance that simplifies goodwill impairment testing by permitting entities to make a qualitative assessment of whether it is likely that the fair value of a reporting unit is less than its carrying value. For additional information, see New Accounting Pronouncements in this Note on page 9. The first step of the goodwill impairment test involves comparing the fair value of each reporting unit with its carrying amount including goodwill. If the fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired; however, if the carrying amount of the reporting unit exceeds its fair value, the second step must be performed to measure potential impairment.
The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated possible impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. Measurement of the fair values of the assets and liabilities of a reporting unit is consistent with the requirements of the fair value measurements accounting guidance, which defines fair value as an exit price, meaning the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The adjustments to measure the assets, liabilities and intangibles at fair value are for the purpose of measuring the implied fair value of goodwill and such adjustments are not reflected in the Consolidated Balance Sheet. If the implied fair value of goodwill exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of goodwill, an impairment charge is recorded for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit. An impairment loss establishes a new basis in the goodwill and subsequent reversals of goodwill impairment losses are not permitted under applicable accounting guidance.
For intangible assets subject to amortization, an impairment loss is recognized if the carrying amount of the intangible asset is not recoverable and exceeds fair value. The carrying amount of the intangible asset is considered not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use of the asset.

Consolidation, Variable Interest Entity, Policy [Policy Text Block]
Variable Interest Entities
A VIE is an entity that lacks equity investors or whose equity investors do not have a controlling financial interest in the entity through their equity investments. The entity that has a controlling financial interest in a VIE is referred to as the primary beneficiary and consolidates the VIE. The Corporation is deemed to have a controlling financial interest and is the primary beneficiary of a VIE if it has both the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and an obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. On a quarterly basis, the Corporation reassesses whether it has a controlling financial interest in and is the primary beneficiary of a VIE. The quarterly reassessment process considers whether the Corporation has acquired or divested the power to direct the activities of the VIE through changes in governing documents or other circumstances. The reassessment also considers whether the Corporation has acquired or disposed of a financial interest that could be significant to the VIE, or whether an interest in the VIE has become significant or is no longer significant. The consolidation status of the VIEs with which the Corporation is involved may change as a result of such reassessments. Changes in consolidation status are applied prospectively, with assets and liabilities of a newly consolidated VIE initially recorded at fair value. A gain or loss may be recognized upon deconsolidation of a VIE depending on the carrying amounts of deconsolidated assets and liabilities compared to the fair value of retained interests and ongoing contractual arrangements.
The Corporation primarily uses VIEs for its securitization activities, in which the Corporation transfers whole loans or debt securities into a trust or other vehicle such that the assets are legally isolated from the creditors of the Corporation. Assets held in a trust can only be used to settle obligations of the trust. The creditors of these trusts typically have no recourse to the Corporation except in accordance with the Corporation’s obligations under standard representations and warranties.
When the Corporation is the servicer of whole loans held in a securitization trust, including non-agency residential mortgages, home equity loans, credit cards, automobile loans and student loans, the Corporation has the power to direct the most significant activities of the trust. The Corporation does not have the power to direct the most significant activities of a residential mortgage agency trust unless the Corporation holds substantially all of the issued securities and has the unilateral right to liquidate the trust. The power to direct the most significant activities of a commercial mortgage securitization trust is typically held by the special servicer or by the party holding specific subordinate securities which embody certain controlling rights. The Corporation consolidates a whole-loan securitization trust if it has the power to direct the most significant activities and also holds securities issued by the trust or has other contractual arrangements, other than standard representations and warranties, that could potentially be significant to the trust.
The Corporation may also transfer trading account securities and AFS securities into municipal bond or resecuritization trusts. The Corporation consolidates a municipal bond or resecuritization trust if it has control over the ongoing activities of the trust such as the remarketing of the trust’s liabilities or, if there are no ongoing activities, sole discretion over the design of the trust, including the identification of securities to be transferred in and the structure of securities to be issued, and also retains securities or has liquidity or other commitments that could potentially be significant to the trust. The Corporation does not consolidate a municipal bond or resecuritization trust if one or a limited number of third-party investors share responsibility for the design of the trust or have control over the significant activities of the trust through liquidation or other substantive rights.
Other VIEs used by the Corporation include collateralized debt obligations (CDOs), investment vehicles created on behalf of customers and other investment vehicles. The Corporation does not routinely serve as collateral manager for CDOs and, therefore, does not typically have the power to direct the activities that most significantly impact the economic performance of a CDO. However, following an event of default, if the Corporation is a majority holder of senior securities issued by a CDO and acquires the power to manage the assets of the CDO, the Corporation consolidates the CDO.
The Corporation consolidates a customer or other investment vehicle if it has control over the initial design of the vehicle or manages the assets in the vehicle and also absorbs potentially significant gains or losses through an investment in the vehicle, derivative contracts or other arrangements. The Corporation does not consolidate an investment vehicle if a single investor controlled the initial design of the vehicle or manages the assets in the vehicles or if the Corporation does not have a variable interest that could potentially be significant to the vehicle.
Retained interests in securitized assets are initially recorded at fair value. In addition, the Corporation may invest in debt securities issued by unconsolidated VIEs. Quoted market prices are primarily used to obtain fair values of these debt securities, which are AFS debt securities or trading account assets. Generally, quoted market prices for retained residual interests are not available, therefore, the Corporation estimates fair values based on the present value of the associated expected future cash flows. This may require management to estimate credit losses, prepayment speeds, forward interest yield curves, discount rates and other factors that impact the value of retained interests. Retained residual interests in unconsolidated securitization trusts are classified in trading account assets or other assets with changes in fair value recorded in income. The Corporation may also enter into derivatives with unconsolidated VIEs, which are carried at fair value with changes in fair value recorded in income.

Fair Value Policy Text Block
Fair Value
The Corporation measures the fair values of its financial instruments in accordance with accounting guidance that requires an entity to base fair value on exit price, and maximize the use of observable inputs and minimize the use of unobservable inputs to determine the exit price. Under applicable accounting guidance, the Corporation categorizes its financial instruments, based on the priority of inputs to the valuation technique, into a three-level hierarchy, as described below. Trading account assets and liabilities, derivative assets and liabilities, AFS debt and marketable equity securities, MSRs and certain other assets are carried at fair value in accordance with applicable accounting guidance. The Corporation has also elected to account for certain assets and liabilities under the fair value option, including certain corporate loans and loan commitments, LHFS, other short-term borrowings, securities financing agreements, asset-backed secured financings, long-term deposits and long-term debt. The following describes the three-level hierarchy.

Level 1
Unadjusted quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury securities that are highly liquid and are actively traded in over-the-counter (OTC) markets.

Level 2
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts where fair value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes U.S. government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts, residential mortgage loans and certain LHFS.

Level 3
Unobservable inputs that are supported by little or no market activity and that are significant to the overall fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments for which the determination of fair value requires significant management judgment or estimation. The fair value for such assets and liabilities is generally determined using pricing models, market comparables, discounted cash flow methodologies or similar techniques that incorporate the assumptions a market participant would use in pricing the asset or liability. This category generally includes certain private equity investments and other principal investments, retained residual interests in securitizations, residential MSRs, asset-backed securities (ABS), highly structured, complex or long-dated derivative contracts, certain LHFS, IRLCs and certain CDOs where independent pricing information cannot be obtained for a significant portion of the underlying assets.

Income Tax, Policy [Policy Text Block]
Income Taxes
There are two components of income tax expense: current and deferred. Current income tax expense approximates taxes to be paid or refunded for the current period. Deferred income tax expense results from changes in deferred tax assets and liabilities between periods. These gross deferred tax assets and liabilities represent decreases or increases in taxes expected to be paid in the future because of future reversals of temporary differences in the bases of assets and liabilities as measured by tax laws and their bases as reported in the financial statements. Deferred tax assets are also recognized for tax attributes such as net operating loss carryforwards and tax credit carryforwards. Valuation allowances are recorded to reduce deferred tax assets to the amounts management concludes are more-likely-than-not to be realized.
Income tax benefits are recognized and measured based upon a two-step model: 1) a tax position must be more-likely-than-not to be sustained based solely on its technical merits in order to be recognized, and 2) the benefit is measured as the largest dollar amount of that position that is more-likely-than-not to be sustained upon settlement. The difference between the benefit recognized and the tax benefit claimed on a tax return is referred to as an unrecognized tax benefit (UTB). The Corporation records income tax-related interest and penalties, if applicable, within income tax expense.

Pension and Other Postretirement Plans, Policy [Policy Text Block]
Retirement Benefits
The Corporation has established retirement plans covering substantially all full-time and certain part-time employees. Pension expense under these plans is charged to current operations and consists of several components of net pension cost based on various actuarial assumptions regarding future experience under the plans.
In addition, the Corporation has established unfunded supplemental benefit plans and supplemental executive retirement plans (SERPs) for selected officers of the Corporation and its subsidiaries that provide benefits that cannot be paid from a qualified retirement plan due to Internal Revenue Code restrictions. The Corporation’s current executive officers do not earn additional retirement income under SERPs. These plans are nonqualified under the Internal Revenue Code and assets used to fund benefit payments are not segregated from other assets of the Corporation; therefore, in general, a participant’s or beneficiary’s claim to benefits under these plans is as a general creditor. In addition, the Corporation has established several postretirement healthcare and life insurance benefit plans.

Stockholders' Equity, Policy [Policy Text Block]
Accumulated Other Comprehensive Income
The Corporation records unrealized gains and losses on AFS debt and marketable equity securities, gains and losses on cash flow accounting hedges, unrecognized actuarial gains and losses, transition obligation and prior service costs on pension and postretirement plans, foreign currency translation adjustments and related hedges of net investments in foreign operations in accumulated OCI, net-of-tax. Unrealized gains and losses on AFS debt and marketable equity securities are reclassified to earnings as the gains or losses are realized upon sale of the securities. Unrealized losses on AFS securities deemed to represent OTTI are reclassified to earnings at the time of the impairment charge. For AFS debt securities that the Corporation does not intend to sell or it is not more-likely-than-not that it will be required to sell, only the credit component of an unrealized loss is reclassified to earnings. Gains or losses on derivatives accounted for as cash flow hedges are reclassified to earnings when the hedged transaction affects earnings. Translation gains or losses on foreign currency translation adjustments are reclassified to earnings upon the substantial sale or liquidation of investments in foreign operations.

Revenue Recognition, Policy [Policy Text Block]
Revenue Recognition
The following summarizes the Corporation’s revenue recognition policies as they relate to certain noninterest income line items in the Consolidated Statement of Income.
Card income is derived from fees such as interchange, cash advance, annual, late, over-limit and other miscellaneous fees, which are recorded as revenue when earned, primarily on an accrual basis. Uncollected fees are included in the customer card receivables balances with an amount recorded in the allowance for loan and lease losses for estimated uncollectible card receivables. Uncollected fees are written off when a card receivable reaches 180 days past due.
Service charges include fees for insufficient funds, overdrafts and other banking services and are recorded as revenue when earned. Uncollected fees are included in outstanding loan balances with an amount recorded for estimated uncollectible service fees receivable. Uncollected fees are written off when a fee receivable reaches 60 days past due.
Investment and brokerage services revenue consists primarily of asset management fees and brokerage income that is recognized over the period the services are provided or when commissions are earned. Asset management fees consist primarily of fees for investment management and trust services and are generally based on the dollar amount of the assets being managed. Brokerage income is generally derived from commissions and fees earned on the sale of various financial products.
Investment banking income consists primarily of advisory and underwriting fees that are recognized in income as the services are provided and no contingencies exist. Revenues are generally recognized net of any direct expenses. Non-reimbursed expenses are recorded as noninterest expense.

Earnings Per Share, Policy [Policy Text Block]
Earnings Per Common Share
Earnings per common share (EPS) is computed by dividing net income (loss) allocated to common shareholders by the weighted-average common shares outstanding, except that it does not include unvested common shares subject to repurchase or cancellation. Net income (loss) allocated to common shareholders represents net income (loss) applicable to common shareholders which is net income (loss) adjusted for preferred stock dividends including dividends declared, accretion of discounts on preferred stock including accelerated accretion when preferred stock is repaid early, and cumulative dividends related to the current dividend period that have not been declared as of period end, less income allocated to participating securities (see below for additional information). Diluted EPS is computed by dividing income (loss) allocated to common shareholders plus dividends on dilutive convertible preferred stock and preferred stock that can be tendered to exercise warrants by the weighted-average common shares outstanding plus amounts representing the dilutive effect of stock options outstanding, restricted stock, restricted stock units (RSUs), outstanding warrants and the dilution resulting from the conversion of convertible preferred stock, if applicable. Certain warrants may be exercised, at the option of the holder, through tendering of the Corporation’s 6% Cumulative Perpetual Preferred Stock, Series T (the Series T Preferred Stock) or cash. Because it is currently more economical for the warrant holder to tender the Series T preferred stock, the common shares underlying these warrants are considered outstanding and the dividends on the preferred stock are added back to income (loss) allocable to common shareholders in computing diluted EPS, unless the effect is antidilutive.
Unvested share-based payment awards that contain nonforfeitable rights to dividends are participating securities that are included in computing EPS using the two-class method. The two-class method is an earnings allocation formula under which EPS is calculated for common stock and participating securities according to dividends declared and participating rights in undistributed earnings. Under this method, all earnings, distributed and undistributed, are allocated to participating securities and common shares based on their respective rights to receive dividends.
In an exchange of non-convertible preferred stock, income allocated to common shareholders is adjusted for the difference between the carrying value of the preferred stock and the fair value of the consideration exchanged. In an induced conversion of convertible preferred stock, income allocated to common shareholders is reduced by the excess of the fair value of the consideration exchanged over the fair value of the common stock that would have been issued under the original conversion terms.

Foreign Currency Transactions and Translations Policy [Policy Text Block]
Foreign Currency Translation
Assets, liabilities and operations of foreign branches and subsidiaries are recorded based on the functional currency of each entity. For certain of the foreign operations, the functional currency is the local currency, in which case the assets, liabilities and operations are translated, for consolidation purposes, from the local currency to the U.S. dollar reporting currency at period-end rates for assets and liabilities and generally at average rates for results of operations. The resulting unrealized gains or losses as well as gains and losses from certain hedges, are reported as a component of accumulated OCI on an after-tax basis. When the foreign entity’s functional currency is determined to be the U.S. dollar, the resulting remeasurement currency gains or losses on foreign currency-denominated assets or liabilities are included in earnings.

Credit Card Origination Costs, Policy [Policy Text Block]
Credit Card and Deposit Arrangements
Endorsing Organization Agreements
The Corporation contracts with other organizations to obtain their endorsement of the Corporation’s loan and deposit products. This endorsement may provide to the Corporation exclusive rights to market to the organization’s members or to customers on behalf of the Corporation. These organizations endorse the Corporation’s loan and deposit products and provide the Corporation with their mailing lists and marketing activities. These agreements generally have terms that range from two to five years. The Corporation typically pays royalties in exchange for the endorsement. Compensation costs related to the credit card agreements are recorded as contra-revenue in card income.
Cardholder Reward Agreements
The Corporation offers reward programs that allow its cardholders to earn points that can be redeemed for a broad range of rewards including cash, travel and discounted products. The Corporation establishes a rewards liability based upon the points earned that are expected to be redeemed and the average cost per point redeemed. The points to be redeemed are estimated based on past redemption behavior, card product type, account transaction activity and other historical card performance. The liability is reduced as the points are redeemed. The estimated cost of the rewards programs is recorded as contra-revenue in card income.

Insurance Income and Insurance Expense Policy Text Block
Insurance Income and Insurance Expense
Property and casualty and credit life and disability premiums are generally recognized over the term of the policies on a pro-rata basis for all policies except for certain of the lender-placed auto insurance and the guaranteed auto protection (GAP) policies. For lender-placed auto insurance, premiums are recognized when collections become probable due to high cancellation rates experienced early in the life of the policy. For GAP insurance, revenue recognition is correlated to the exposure and accelerated over the life of the contract. Mortgage reinsurance premiums are recognized as earned. Insurance expense includes insurance claims, commissions and premium taxes, all of which are recorded in other general operating expense.

Merger and Restructuring Activity (Tables)	12 Months Ended
Dec. 31, 2011
Merger and Restructuring Activity [Abstract]
Merger and Restructuring Charges [Table Text Block]
The merger and restructuring charges table presents the components of merger and restructuring charges.

Merger and Restructuring Charges

(Dollars in millions)	2011	2010	2009
Severance and employee-related charges	$226	$455	$1,351
Systems integrations and related charges	285	1,137	1,155
Other	127	228	215
Total merger and restructuring charges	$638	$1,820	$2,721

Merger-related Restructuring Reserves [Table Text Block]
Substantially all of the amounts in the restructuring reserves table relate to the Merrill Lynch acquisition.

Restructuring Reserves

(Dollars in millions)	2011	2010
Balance, January 1	$336	$403
Exit costs and restructuring charges:
Merrill Lynch	217	375
Other	—	54
Cash payments and other	(319)	(496)
Balance, December 31	$234	$336

Trading Account Assets and Liabilities (Tables)	12 Months Ended
Dec. 31, 2011
Investments, Debt and Equity Securities [Abstract]
Trading Securities (and Certain Trading Assets) [Table Text Block]
The table below presents the components of trading account assets and liabilities at December 31, 2011 and 2010.

	December 31
(Dollars in millions)	2011	2010
Trading account assets
U.S. government and agency securities (1)	$52,613	$60,811
Corporate securities, trading loans and other	36,571	49,352
Equity securities	23,674	32,129
Non-U.S. sovereign debt	42,946	33,523
Mortgage trading loans and asset-backed securities	13,515	18,856
Total trading account assets	$169,319	$194,671
Trading account liabilities
U.S. government and agency securities	$20,710	$29,340
Equity securities	14,594	15,482
Non-U.S. sovereign debt	17,440	15,813
Corporate securities and other	7,764	11,350
Total trading account liabilities	$60,508	$71,985

(1)	Includes $27.3 billion and $29.7 billion of government-sponsored enterprise obligations at December 31, 2011 and 2010.

Derivatives (Tables)	12 Months Ended
Dec. 31, 2011
Derivatives [Abstract]
Schedule of Derivative Instruments [Table Text Block]
The following tables identify derivative instruments included on the Corporation’s Consolidated Balance Sheet in derivative assets and liabilities at December 31, 2011 and 2010. Balances are presented on a gross basis, prior to the application of counterparty and collateral netting. Total derivative assets and liabilities are adjusted on an aggregate basis to take into consideration the effects of legally enforceable master netting agreements and have been reduced by the cash collateral applied.

		December 31, 2011
		Gross Derivative Assets			Gross Derivative Liabilities
(Dollars in billions)	Contract/ Notional (1)	Trading Derivatives and Economic Hedges	Qualifying Accounting Hedges	Total	Trading Derivatives and Economic Hedges	Qualifying Accounting Hedges (2)	Total
Interest rate contracts
Swaps	$40,473.7	$1,490.7	$15.9	$1,506.6	$1,473.0	$12.3	$1,485.3
Futures and forwards	12,105.8	2.9	0.2	3.1	3.4	—	3.4
Written options	2,534.0	—	—	—	117.8	—	117.8
Purchased options	2,467.2	120.0	—	120.0	—	—	—
Foreign exchange contracts
Swaps	2,381.6	48.3	2.6	50.9	58.9	2.2	61.1
Spot, futures and forwards	2,548.8	37.2	1.3	38.5	39.2	0.3	39.5
Written options	368.5	—	—	—	9.4	—	9.4
Purchased options	341.0	9.0	—	9.0	—	—	—
Equity contracts
Swaps	75.5	1.5	—	1.5	1.7	—	1.7
Futures and forwards	52.1	1.8	—	1.8	1.5	—	1.5
Written options	367.1	—	—	—	17.7	—	17.7
Purchased options	360.2	19.6	—	19.6	—	—	—
Commodity contracts
Swaps	73.8	4.9	0.1	5.0	5.9	—	5.9
Futures and forwards	470.5	5.3	—	5.3	3.2	—	3.2
Written options	142.3	—	—	—	9.5	—	9.5
Purchased options	141.3	9.5	—	9.5	—	—	—
Credit derivatives
Purchased credit derivatives:
Credit default swaps	1,944.8	95.8	—	95.8	13.8	—	13.8
Total return swaps/other	17.5	0.6	—	0.6	0.3	—	0.3
Written credit derivatives:
Credit default swaps	1,885.9	14.1	—	14.1	90.5	—	90.5
Total return swaps/other	17.8	0.5	—	0.5	0.7	—	0.7
Gross derivative assets/liabilities		$1,861.7	$20.1	$1,881.8	$1,846.5	$14.8	$1,861.3
Less: Legally enforceable master netting agreements				(1,749.9)			(1,749.9)
Less: Cash collateral applied				(58.9)			(51.9)
Total derivative assets/liabilities				$73.0			$59.5

(1)	Represents the total contract/notional amount of derivative assets and liabilities outstanding.

(2)	Excludes $191 million of long-term debt designated as a hedge of foreign currency risk.

		December 31, 2010
		Gross Derivative Assets			Gross Derivative Liabilities
(Dollars in billions)	Contract/ Notional (1)	Trading Derivatives and Economic Hedges	Qualifying Accounting Hedges	Total	Trading Derivatives and Economic Hedges	Qualifying Accounting Hedges (2)	Total
Interest rate contracts
Swaps	$42,719.2	$1,193.9	$14.9	$1,208.8	$1,187.9	$2.2	$1,190.1
Futures and forwards	9,939.2	6.0	—	6.0	4.7	—	4.7
Written options	2,887.7	—	—	—	82.8	—	82.8
Purchased options	3,026.2	88.0	—	88.0	—	—	—
Foreign exchange contracts
Swaps	630.1	26.5	3.7	30.2	28.5	2.1	30.6
Spot, futures and forwards	2,652.9	41.3	—	41.3	44.2	—	44.2
Written options	439.6	—	—	—	13.2	—	13.2
Purchased options	417.1	13.0	—	13.0	—	—	—
Equity contracts
Swaps	42.4	1.7	—	1.7	2.0	—	2.0
Futures and forwards	78.8	2.9	—	2.9	2.1	—	2.1
Written options	242.7	—	—	—	19.4	—	19.4
Purchased options	193.5	21.5	—	21.5	—	—	—
Commodity contracts
Swaps	90.2	8.8	0.2	9.0	9.3	—	9.3
Futures and forwards	413.7	4.1	—	4.1	2.8	—	2.8
Written options	86.3	—	—	—	6.7	—	6.7
Purchased options	84.6	6.6	—	6.6	—	—	—
Credit derivatives
Purchased credit derivatives:
Credit default swaps	2,184.7	69.8	—	69.8	34.0	—	34.0
Total return swaps/other	26.0	0.9	—	0.9	0.2	—	0.2
Written credit derivatives:
Credit default swaps	2,133.5	33.3	—	33.3	63.2	—	63.2
Total return swaps/other	22.5	0.5	—	0.5	0.5	—	0.5
Gross derivative assets/liabilities		$1,518.8	$18.8	$1,537.6	$1,501.5	$4.3	$1,505.8
Less: Legally enforceable master netting agreements				(1,406.3)			(1,406.3)
Less: Cash collateral applied				(58.3)			(43.6)
Total derivative assets/liabilities				$73.0			$55.9

(1)	Represents the total contract/notional amount of derivative assets and liabilities outstanding.

(2)	Excludes $4.1 billion of long-term debt designated as a hedge of foreign currency risk.

Schedule of Derivative Instruments in Statement of Financial Position, Fair Value [Table Text Block]

Fair Value Hedges

		2011
(Dollars in millions)	Derivative	Hedged Item	Hedge Ineffectiveness
Derivatives designated as fair value hedges
Interest rate risk on long-term debt (1)	$4,384	$(4,969)	$(585)
Interest rate and foreign currency risk on long-term debt (1)	780	(1,057)	(277)
Interest rate risk on available-for-sale securities (2)	(11,386)	10,490	(896)
Commodity price risk on commodity inventory (3)	16	(16)	—
Total	$(6,206)	$4,448	$(1,758)

	2010
Derivatives designated as fair value hedges
Interest rate risk on long-term debt (1)	$2,952	$(3,496)	$(544)
Interest rate and foreign currency risk on long-term debt (1)	(463)	130	(333)
Interest rate risk on available-for-sale securities (2)	(2,577)	2,667	90
Commodity price risk on commodity inventory (3)	19	(19)	—
Total	$(69)	$(718)	$(787)

	2009
Derivatives designated as fair value hedges
Interest rate risk on long-term debt (1)	$(4,858)	$4,082	$(776)
Interest rate and foreign currency risk on long-term debt (1)	932	(858)	74
Interest rate risk on available-for-sale securities (2)	791	(1,141)	(350)
Commodity price risk on commodity inventory (3)	(51)	51	—
Total	$(3,186)	$2,134	$(1,052)

(1)	Amounts are recorded in interest expense on long-term debt and in other income.

(2)	Amounts are recorded in interest income on AFS securities.

(3)	Amounts are recorded in trading account profits.

Cash Flow and Net Investment Hedges [Table Text Block]

Cash Flow Hedges

	2011
(Dollars in millions, amounts pre-tax)	Gains (losses) Recognized in Accumulated OCI on Derivatives	Gains (losses) in Income Reclassified from Accumulated OCI	Hedge Ineffectiveness and Amounts Excluded from Effectiveness Testing (1)
Derivatives designated as cash flow hedges
Interest rate risk on variable rate portfolios (2)	$(2,079)	$(1,392)	$(8)
Commodity price risk on forecasted purchases and sales	(3)	6	(3)
Price risk on restricted stock awards	(408)	(231)	—
Total	$(2,490)	$(1,617)	$(11)
Net investment hedges
Foreign exchange risk	$1,055	$384	$(572)

	2010
Derivatives designated as cash flow hedges
Interest rate risk on variable rate portfolios	$(1,876)	$(410)	$(30)
Commodity price risk on forecasted purchases and sales	32	25	11
Price risk on restricted stock awards	(97)	(33)	—
Price risk on equity investments included in available-for-sale securities	186	(226)	—
Total	$(1,755)	$(644)	$(19)
Net investment hedges
Foreign exchange risk	$(482)	$—	$(315)

	2009
Derivatives designated as cash flow hedges
Interest rate risk on variable rate portfolios	$502	$(1,293)	$71
Commodity price risk on forecasted purchases and sales	72	70	(2)
Price risk on equity investments included in available-for-sale securities	(332)	—	—
Total	$242	$(1,223)	$69
Net investment hedges
Foreign exchange risk	$(2,997)	$—	$(142)

(1)	Amounts related to derivatives designated as cash flow hedges represent hedge ineffectiveness and amounts related to net investment hedges represent amounts excluded from effectiveness testing.

(2)
Losses reclassified from accumulated OCI to the Consolidated Statement of Income include $38 million, $0 and $44 million in 2011, 2010 and 2009 related to the discontinuance of certain cash flow hedges because it was no longer probable that the original forecasted transaction would occur.

Economic Hedges [Table Text Block]

Economic Hedges

(Dollars in millions)	2011	2010	2009
Price risk on mortgage banking production income (1, 2)	$2,852	$9,109	$8,898
Interest rate risk on mortgage banking servicing income (1)	3,612	3,878	(4,264)
Credit risk on loans (3)	30	(121)	(515)
Interest rate and foreign currency risk on long-term debt and other foreign exchange transactions (4)	(48)	(2,080)	1,572
Other (5)	(329)	(109)	16
Total	$6,117	$10,677	$5,707

(1)	Gains (losses) on these derivatives are recorded in mortgage banking income.

(2)
Includes gains on interest rate lock commitments related to the origination of mortgage loans that are held-for-sale, which are considered derivative instruments, of $3.8 billion, $8.7 billion and $8.4 billion for 2011, 2010 and 2009, respectively.

(3)	Gains (losses) on these derivatives are recorded in other income (loss).

(4)	The majority of the balance is related to the revaluation of economic hedges on foreign currency-denominated debt which is recorded in other income (loss).

(5)	Gains (losses) on these derivatives are recorded in other income (loss), and personnel expense for hedges of certain RSUs, for 2011 and 2010.

Schedule of Derivative Instruments Included in Trading Activities [Table Text Block]
The table below, which includes both derivatives and non-derivative cash instruments, identifies the amounts in the respective income statement line items attributable to the Corporation’s sales and trading revenue in Global Markets, categorized by primary risk, for 2011, 2010 and 2009. The difference between total trading account profits in the table below and in the Consolidated Statement of Income relates to trading activities in business segments other than Global Markets.

Sales and Trading Revenue

	2011
(Dollars in millions)	Trading Account Profits	Other Income (Loss) (1, 2)	Net Interest Income	Total
Interest rate risk	$2,118	$(8)	$923	$3,033
Foreign exchange risk	1,088	(65)	8	1,031
Equity risk	1,482	2,333	128	3,943
Credit risk	1,102	550	2,604	4,256
Other risk	634	(72)	(184)	378
Total sales and trading revenue	$6,424	$2,738	$3,479	$12,641

	2010
Interest rate risk	$2,032	$91	$659	$2,782
Foreign exchange risk	903	(63)	—	840
Equity risk	1,649	2,435	17	4,101
Credit risk	4,599	264	3,557	8,420
Other risk	447	(4)	(171)	272
Total sales and trading revenue	$9,630	$2,723	$4,062	$16,415

	2009
Interest rate risk	$3,125	$(16)	$1,135	$4,244
Foreign exchange risk	950	(3)	26	973
Equity risk	2,028	2,325	237	4,590
Credit risk	4,282	(2,725)	4,342	5,899
Other risk	1,174	24	(530)	668
Total sales and trading revenue	$11,559	$(395)	$5,210	$16,374

(1)	Represents investment and brokerage services and other income recorded in Global Markets that the Corporation includes in its definition of sales and trading revenue.

(2)	Other income (loss) includes commissions and brokerage fee revenue of $2.2 billion and $2.3 billion for 2011 and 2010 included in equity risk.

Disclosure of Credit Derivatives [Table Text Block]
Credit derivative instruments where the Corporation is the seller of credit protection and their expiration at December 31, 2011 and 2010 are summarized in the table below. These instruments are classified as investment and non-investment grade based on the credit quality of the underlying reference obligation. The Corporation considers ratings of BBB- or higher as investment grade. Non-investment grade includes non-rated credit derivative instruments.

Credit Derivative Instruments

	December 31, 2011
	Carrying Value
(Dollars in millions)	Less than One Year	One to Three Years	Three to Five Years	Over Five Years	Total
Credit default swaps
Investment grade	$795	$5,011	$17,271	$7,325	$30,402
Non-investment grade	4,236	11,438	18,072	26,339	60,085
Total	5,031	16,449	35,343	33,664	90,487
Total return swaps/other
Investment grade	—	—	30	1	31
Non-investment grade	522	2	33	128	685
Total	522	2	63	129	716
Total credit derivatives	$5,553	$16,451	$35,406	$33,793	$91,203
Credit-related notes (1)
Investment grade	$—	$5	$132	$1,925	$2,062
Non-investment grade	124	74	108	1,286	1,592
Total credit-related notes	$124	$79	$240	$3,211	$3,654
	Maximum Payout/Notional
Credit default swaps
Investment grade	$182,137	$401,914	$477,924	$127,570	$1,189,545
Non-investment grade	133,624	228,327	186,522	147,926	696,399
Total	315,761	630,241	664,446	275,496	1,885,944
Total return swaps/other
Investment grade	—	—	9,116	—	9,116
Non-investment grade	305	2,023	4,918	1,476	8,722
Total	305	2,023	14,034	1,476	17,838
Total credit derivatives	$316,066	$632,264	$678,480	$276,972	$1,903,782

	December 31, 2010
	Carrying Value
(Dollars in millions)	Less than One Year	One to Three Years	Three to Five Years	Over Five Years	Total
Credit default swaps
Investment grade	$158	$2,607	$7,331	$14,880	$24,976
Non-investment grade	598	6,630	7,854	23,106	38,188
Total	756	9,237	15,185	37,986	63,164
Total return swaps/other
Investment grade	—	—	38	60	98
Non-investment grade	1	2	2	415	420
Total	1	2	40	475	518
Total credit derivatives	$757	$9,239	$15,225	$38,461	$63,682
Credit-related notes (1, 2)
Investment grade	$—	$136	$—	$3,525	$3,661
Non-investment grade	9	33	174	2,423	2,639
Total credit-related notes	$9	$169	$174	$5,948	$6,300
	Maximum Payout/Notional
Credit default swaps
Investment grade	$133,691	$466,565	$475,715	$275,434	$1,351,405
Non-investment grade	84,851	314,422	178,880	203,930	782,083
Total	218,542	780,987	654,595	479,364	2,133,488
Total return swaps/other
Investment grade	—	10	15,413	4,012	19,435
Non-investment grade	113	78	951	1,897	3,039
Total	113	88	16,364	5,909	22,474
Total credit derivatives	$218,655	$781,075	$670,959	$485,273	$2,155,962

(1)	For credit-related notes, maximum payout/notional is the same as carrying value.

(2)
For December 31, 2010, total credit-related note amounts have been revised from $3.6 billion (as previously reported) to $6.3 billion to reflect collateralized debt obligations and collateralized loan obligations held by certain consolidated VIEs.

Securities (Tables)	12 Months Ended
Dec. 31, 2011
Investments, Debt and Equity Securities [Abstract]
Marketable Securities [Table Text Block]
The table below presents the amortized cost, gross unrealized gains and losses in accumulated OCI, and fair value of debt and marketable equity securities at December 31, 2011 and 2010.

(Dollars in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities, December 31, 2011
U.S. Treasury and agency securities	$43,433	$242	$(811)	$42,864
Mortgage-backed securities:
Agency	138,073	4,511	(21)	142,563
Agency collateralized mortgage obligations	44,392	774	(167)	44,999
Non-agency residential (1)	14,948	301	(482)	14,767
Non-agency commercial	4,894	629	(1)	5,522
Non-U.S. securities	4,872	62	(14)	4,920
Corporate bonds	2,993	79	(37)	3,035
Other taxable securities, substantially all ABS	12,889	49	(60)	12,878
Total taxable securities	266,494	6,647	(1,593)	271,548
Tax-exempt securities	4,678	15	(90)	4,603
Total available-for-sale debt securities	$271,172	$6,662	$(1,683)	$276,151
Held-to-maturity debt securities (2)	35,265	181	(4)	35,442
Total debt securities	$306,437	$6,843	$(1,687)	$311,593
Available-for-sale marketable equity securities (3)	$65	$10	$(7)	$68
Available-for-sale debt securities, December 31, 2010
U.S. Treasury and agency securities	$49,413	$604	$(912)	$49,105
Mortgage-backed securities:
Agency	190,409	3,048	(2,240)	191,217
Agency collateralized mortgage obligations	36,639	401	(23)	37,017
Non-agency residential (1)	23,458	588	(929)	23,117
Non-agency commercial	6,167	686	(1)	6,852
Non-U.S. securities	4,054	92	(7)	4,139
Corporate bonds	5,157	144	(10)	5,291
Other taxable securities, substantially all ABS	15,514	39	(161)	15,392
Total taxable securities	330,811	5,602	(4,283)	332,130
Tax-exempt securities	5,687	32	(222)	5,497
Total available-for-sale debt securities	$336,498	$5,634	$(4,505)	$337,627
Held-to-maturity debt securities (2)	427	—	—	427
Total debt securities	$336,925	$5,634	$(4,505)	$338,054
Available-for-sale marketable equity securities (3)	$8,650	$10,628	$(13)	$19,265

(1)	At December 31, 2011 and 2010, includes approximately 89 percent and 90 percent prime bonds, nine percent and eight percent Alt-A bonds and two percent subprime bonds.

(2)	Substantially all U.S. agency securities.

(3)	Classified in other assets on the Corporation’s Consolidated Balance Sheet.

Corporation Recorded Other-Than-Temporary Impairment Losses on AFS Debt Securities
Balances in the table below exclude $9 million and $51 million of unrealized gains recorded in accumulated OCI related to these securities for 2011 and 2010.

Net Impairment Losses Recognized in Earnings

	2011
(Dollars in millions)	Non-agency Residential MBS	Non-agency Commercial MBS	Non-U.S. Securities	Corporate Bonds	Other Taxable Securities	Total
Total OTTI losses (unrealized and realized)	$(348)	$(10)	$—	$—	$(2)	$(360)
Unrealized OTTI losses recognized in accumulated OCI	61	—	—	—	—	61
Net impairment losses recognized in earnings	$(287)	$(10)	$—	$—	$(2)	$(299)

	2010
Total OTTI losses (unrealized and realized)	$(1,305)	$(19)	$(276)	$(6)	$(568)	$(2,174)
Unrealized OTTI losses recognized in accumulated OCI	817	15	16	2	357	1,207
Net impairment losses recognized in earnings	$(488)	$(4)	$(260)	$(4)	$(211)	$(967)

	2009
Total OTTI losses (unrealized and realized)	$(2,240)	$(6)	$(360)	$(87)	$(815)	$(3,508)
Unrealized OTTI losses recognized in accumulated OCI	672	—	—	—	—	672
Net impairment losses recognized in earnings	$(1,568)	$(6)	$(360)	$(87)	$(815)	$(2,836)

Credit Component Recognized in Earnings on Debt Securities for Which a Portion of the Other Than Temporary Loss Remains in OCI
The table below presents a rollforward of credit losses recognized in earnings on AFS debt securities these losses as of December 31, 2011 and 2010 that the Corporation does not have the intent to sell or will not more-likely-than-not be required to sell.

Rollforward of Credit Losses Recognized

(Dollars in millions)	2011	2010
Balance, January 1	$2,148	$3,155
Additions for credit losses recognized on debt securities that had no previous impairment losses	72	487
Additions for credit losses recognized on debt securities that had previously incurred impairment losses	149	421
Reductions for debt securities sold or intended to be sold	(2,059)	(1,915)
Balance, December 31	$310	$2,148

Significant Assumptions Used in the Valuation of Non-Agency Residential MBS
Significant assumptions used in the valuation of non-agency residential mortgage-backed securities (RMBS) were as follows at December 31, 2011.

Significant Valuation Assumptions

		Range (1)
	Weighted- average	10th Percentile (2)	90th Percentile (2)
Prepayment speed	10%	3%	22%
Loss severity	49	15	62
Life default rate	50	2	100

(1)	Represents the range of inputs/assumptions based upon the underlying collateral.

(2)	The value of a variable below which the indicated percentile of observations will fall.

Current Fair Value and Associated Gross Unrealized Losses on Investments

The table below presents the fair value and the associated gross unrealized losses on AFS securities with gross unrealized losses at December 31, 2011 and 2010, and whether these securities have had gross unrealized losses for less than twelve months or for twelve months or longer.

Temporarily impaired and Other-than-temporarily Impaired Securities

	Less than Twelve Months		Twelve Months or Longer		Total
(Dollars in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Temporarily impaired available-for-sale debt securities at December 31, 2011
U.S. Treasury and agency securities	$—	$—	$38,269	$(811)	$38,269	$(811)
Mortgage-backed securities:
Agency	4,679	(13)	474	(8)	5,153	(21)
Agency collateralized mortgage obligations	11,448	(134)	976	(33)	12,424	(167)
Non-agency residential	2,112	(59)	3,950	(350)	6,062	(409)
Non-agency commercial	55	(1)	—	—	55	(1)
Non-U.S. securities	1,008	(13)	165	(1)	1,173	(14)
Corporate bonds	415	(29)	111	(8)	526	(37)
Other taxable securities	4,210	(41)	1,361	(19)	5,571	(60)
Total taxable securities	$23,927	$(290)	$45,306	$(1,230)	$69,233	$(1,520)
Tax-exempt securities	1,117	(25)	2,754	(65)	3,871	(90)
Total temporarily impaired available-for-sale debt securities	25,044	(315)	48,060	(1,295)	73,104	(1,610)
Temporarily impaired available-for-sale marketable equity securities	31	(1)	6	(6)	37	(7)
Total temporarily impaired available-for-sale securities	25,075	(316)	48,066	(1,301)	73,141	(1,617)
Other-than-temporarily impaired available-for-sale debt securities (1)
Non-agency residential mortgage-backed securities	158	(28)	489	(45)	647	(73)
Total temporarily impaired and other-than-temporarily impaired securities (2)	$25,233	$(344)	$48,555	$(1,346)	$73,788	$(1,690)

Temporarily impaired available-for-sale debt securities at December 31, 2010
U.S. Treasury and agency securities	$27,384	$(763)	$2,382	$(149)	$29,766	$(912)
Mortgage-backed securities:
Agency	85,517	(2,240)	—	—	85,517	(2,240)
Agency collateralized mortgage obligations	3,220	(23)	—	—	3,220	(23)
Non-agency residential	6,385	(205)	2,245	(274)	8,630	(479)
Non-agency commercial	47	(1)	—	—	47	(1)
Non-U.S. securities	—	—	70	(7)	70	(7)
Corporate bonds	465	(9)	22	(1)	487	(10)
Other taxable securities	3,414	(38)	46	(7)	3,460	(45)
Total taxable securities	$126,432	$(3,279)	$4,765	$(438)	$131,197	$(3,717)
Tax-exempt securities	2,325	(95)	568	(119)	2,893	(214)
Total temporarily impaired available-for-sale debt securities	128,757	(3,374)	5,333	(557)	134,090	(3,931)
Temporarily impaired available-for-sale marketable equity securities	7	(2)	19	(11)	26	(13)
Total temporarily impaired available-for-sale securities	128,764	(3,376)	5,352	(568)	134,116	(3,944)
Other-than-temporarily impaired available-for-sale debt securities (1)
Mortgage-backed securities:
Non-agency residential	128	(11)	530	(439)	658	(450)
Other taxable securities	—	—	223	(116)	223	(116)
Tax-exempt securities	68	(8)	—	—	68	(8)
Total temporarily impaired and other-than-temporarily impaired securities (2)	$128,960	$(3,395)	$6,105	$(1,123)	$135,065	$(4,518)

(1)	Includes other-than-temporarily impaired AFS debt securities on which a portion of the OTTI loss remains in OCI.

(2)	At December 31, 2011 and 2010, the amortized cost of approximately 3,800 and 8,500 AFS securities exceeded their fair value by $1.7 billion and $4.5 billion.

Amortized Cost And Fair Value Of Corporations Investment [Table Text Block]

The amortized cost and fair value of the Corporation’s investment in AFS and held-to-maturity debt securities from FNMA, the Government National Mortgage Association (GNMA), FHLMC and U.S. Treasury securities where the investment exceeded 10 percent of consolidated shareholders’ equity at December 31, 2011 and 2010 are presented in the table below.

Selected Securities Exceeding 10 Percent of Shareholders’ Equity

	December 31
	2011		2010
(Dollars in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Fannie Mae	$87,898	$89,243	$123,662	$123,107
Government National Mortgage Association	102,960	106,200	72,863	74,305
Freddie Mac	26,617	27,129	30,523	30,822
U.S. Treasury securities	39,946	39,164	46,576	46,081

Expected Maturity Distribution

The expected maturity distribution of the Corporation’s MBS and the contractual maturity distribution of the Corporation’s other AFS debt securities, and the yields on the Corporation’s AFS debt securities portfolio at December 31, 2011 are summarized in the table below. Actual maturities may differ from the contractual or expected maturities since borrowers may have the right to prepay obligations with or without prepayment penalties.

Debt Securities Maturities

	December 31, 2011
	Due in One Year or Less		Due after One Year through Five Years		Due after Five Years through Ten Years		Due after Ten Years		Total
(Dollars in millions)	Amount	Yield (1)	Amount	Yield (1)	Amount	Yield (1)	Amount	Yield (1)	Amount	Yield (1)
Amortized cost of AFS debt securities
U.S. Treasury and agency securities	$556	4.90%	$767	5.40%	$2,377	5.30%	$39,733	2.70%	$43,433	2.80%
Mortgage-backed securities:
Agency	24	4.40	54,675	3.30	58,686	3.60	24,688	3.40	138,073	3.50
Agency-collateralized mortgage obligations	57	0.70	35,709	2.50	8,606	3.80	20	1.10	44,392	2.70
Non-agency residential	2,758	4.30	9,900	5.10	1,775	4.70	515	3.30	14,948	4.80
Non-agency commercial	227	4.90	4,484	6.80	64	6.80	119	7.60	4,894	6.80
Non-U.S. securities	2,271	0.50	2,429	4.80	172	2.50	—	—	4,872	4.70
Corporate bonds	586	1.70	1,353	2.10	901	2.40	153	1.20	2,993	2.10
Other taxable securities	2,228	1.20	7,364	1.30	1,811	1.90	1,486	1.10	12,889	1.40
Total taxable securities	8,707	2.37	116,681	3.25	74,392	3.65	66,714	2.93	266,494	3.29
Tax-exempt securities	54	2.40	1,046	1.80	857	2.40	2,721	0.30	4,678	1.04
Total amortized cost of AFS debt securities	$8,761	2.37	$117,727	3.23	$75,249	3.63	$69,435	2.83	$271,172	3.25
Total amortized cost of held-to-maturity debt securities (2)	$9	3.00	$60	2.90	$9,199	2.90	$25,997	3.00	$35,265	3.00
Fair value of AFS debt securities
U.S. Treasury and agency securities	$558		$794		$2,580		$38,932		$42,864
Mortgage-backed securities:
Agency	25		56,084		61,170		25,284		142,563
Agency-collateralized mortgage obligations	58		36,057		8,864		20		44,999
Non-agency residential	2,736		9,851		1,698		482		14,767
Non-agency commercial	229		5,079		72		142		5,522
Non-U.S. securities	2,270		2,476		174		—		4,920
Corporate bonds	590		1,354		945		146		3,035
Other taxable securities	2,228		7,373		1,796		1,481		12,878
Total taxable securities	8,694		119,068		77,299		66,487		271,548
Tax-exempt securities	54		1,040		853		2,656		4,603
Total fair value of AFS debt securities	$8,748		$120,108		$78,152		$69,143		$276,151
Total fair value of held-to-maturity debt securities (2)	$9		$60		$9,243		$26,130		$35,442

(1)
Average yield is computed using the effective yield of each security at the end of the period, weighted based on the amortized cost of each security. The effective yield considers the contractual coupon, amortization of premiums and accretion of discounts and excludes the effect of related hedging derivatives.

(2)	Substantially all U.S. agency securities.

Components of Realized Gains and Losses on Sales of Debt Securities

The gross realized gains and losses on sales of AFS debt securities for 2011, 2010 and 2009 are presented in the table below.

Gains and Losses on Sales of AFS Debt Securities

(Dollars in millions)	2011	2010	2009
Gross gains	$3,685	$3,995	$5,047
Gross losses	(311)	(1,469)	(324)
Net gains on sales of AFS debt securities	$3,374	$2,526	$4,723
Income tax expense attributable to realized net gains on sales of AFS debt securities	$1,248	$935	$1,748

Outstanding Loans and Leases (Tables)	12 Months Ended
Dec. 31, 2011
Loans and Leases Receivable, Net of Deferred Income [Abstract]
Loans And Leases Outstanding [Table Text Block]
The following tables present total outstanding loans and leases and an aging analysis at December 31, 2011 and 2010.
The Legacy Assets & Servicing portfolio, as shown in the table below, is a separately managed legacy mortgage portfolio. Legacy Assets & Servicing, which was created on January 1, 2011 in connection with the re-alignment of the Consumer Real Estate Services (CRES) business segment, is responsible for servicing loans on its balance sheet and for others including loans held in other business segments and All Other. This includes servicing and managing the runoff and exposures related to selected residential mortgages and home equity loans, including discontinued real estate products, Countrywide PCI loans and certain loans that met a pre-defined delinquency status or probability of default threshold as of January 1, 2011. Since making the determination of the pool of loans to be included in the Legacy Assets & Servicing portfolio, the criteria have not changed for this portfolio; however, the criteria will continue to be evaluated over time.

	December 31, 2011
(Dollars in millions)	30-59 Days Past Due (1)	60-89 Days Past Due (1)	90 Days or More Past Due (2)	Total Past Due 30 Days or More	Total Current or Less Than 30 Days Past Due (3)	Purchased Credit-impaired (4)	Loans Accounted for Under the Fair Value Option	Total Outstandings
Home loans
Core portfolio
Residential mortgage (5)	$2,151	$751	$3,017	$5,919	$172,418	$—		$178,337
Home equity	260	155	429	844	66,211	—		67,055
Legacy Assets & Servicing portfolio
Residential mortgage	3,195	2,174	32,167	37,536	36,451	9,966		83,953
Home equity	845	508	1,735	3,088	42,578	11,978		57,644
Discontinued real estate (6)	65	24	351	440	798	9,857		11,095
Credit card and other consumer
U.S. credit card	981	772	2,070	3,823	98,468	—		102,291
Non-U.S. credit card	148	120	342	610	13,808	—		14,418
Direct/Indirect consumer (7)	805	338	779	1,922	87,791	—		89,713
Other consumer (8)	55	21	17	93	2,595	—		2,688
Total consumer loans	8,505	4,863	40,907	54,275	521,118	31,801		607,194
Consumer loans accounted for under the fair value option (9)							$2,190	2,190
Total consumer	8,505	4,863	40,907	54,275	521,118	31,801	2,190	609,384
Commercial
U.S. commercial	272	83	2,249	2,604	177,344	—		179,948
Commercial real estate (10)	133	44	3,887	4,064	35,532	—		39,596
Commercial lease financing	78	13	40	131	21,858	—		21,989
Non-U.S. commercial	24	—	143	167	55,251	—		55,418
U.S. small business commercial	142	100	331	573	12,678	—		13,251
Total commercial loans	649	240	6,650	7,539	302,663	—		310,202
Commercial loans accounted for under the fair value option (9)							6,614	6,614
Total commercial	649	240	6,650	7,539	302,663	—	6,614	316,816
Total loans and leases	$9,154	$5,103	$47,557	$61,814	$823,781	$31,801	$8,804	$926,200
Percentage of outstandings	0.99%	0.55%	5.13%	6.67%	88.95%	3.43%	0.95%

(1)
Home loans includes $3.6 billion of fully-insured loans, $770 million of nonperforming loans and $119 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.

(2)
Home loans includes $21.2 billion of fully-insured loans and $378 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.

(3)	Home loans includes $1.8 billion of nonperforming loans as all principal and interest are not current or the loans are TDRs that have not demonstrated sustained repayment performance.

(4)	PCI loan amounts are shown gross of the valuation allowance.

(5)	Total outstandings includes non-U.S. residential mortgages of $85 million at December 31, 2011.

(6)	Total outstandings includes $9.9 billion of pay option loans and $1.2 billion of subprime loans at December 31, 2011. The Corporation no longer originates these products.

(7)
Total outstandings includes dealer financial services loans of $43.0 billion, consumer lending loans of $8.0 billion, U.S. securities-based lending margin loans of $23.6 billion, student loans of $6.0 billion, non-U.S. consumer loans of $7.6 billion and other consumer loans of $1.5 billion at December 31, 2011.

(8)	Total outstandings includes consumer finance loans of $1.7 billion, other non-U.S. consumer loans of $929 million and consumer overdrafts of $103 million at December 31, 2011.

(9)
Certain consumer loans are accounted for under the fair value option and include residential mortgage loans of $906 million and discontinued real estate loans of $1.3 billion at December 31, 2011. Certain commercial loans are accounted for under the fair value option and include U.S. commercial loans of $2.2 billion and non-U.S. commercial loans of $4.4 billion at December 31, 2011. See Note 22 – Fair Value Measurements and Note 23 – Fair Value Option for additional information.

(10)	Total outstandings includes U.S. commercial real estate loans of $37.8 billion and non-U.S. commercial real estate loans of $1.8 billion at December 31, 2011.

	December 31, 2010
(Dollars in millions)	30-59 Days Past Due (1)	60-89 Days Past Due (1)	90 Days or More Past Due (2)	Total Past Due 30 Days or More	Total Current or Less Than 30 Days Past Due (3)	Purchased Credit-impaired (4)	Loans Accounted for Under the Fair Value Option	Total Outstandings
Home loans
Core portfolio
Residential mortgage (5)	$1,160	$236	$1,255	$2,651	$164,276	$—		$166,927
Home equity	186	12	105	303	71,216	—		71,519
Legacy Assets & Servicing portfolio
Residential mortgage	3,999	2,879	31,985	38,863	41,591	10,592		91,046
Home equity	1,096	792	2,186	4,074	49,798	12,590		66,462
Discontinued real estate (6)	68	39	419	526	930	11,652		13,108
Credit card and other consumer
U.S. credit card	1,398	1,195	3,320	5,913	107,872	—		113,785
Non-U.S. credit card	439	316	599	1,354	26,111	—		27,465
Direct/Indirect consumer (7)	1,086	522	1,104	2,712	87,596	—		90,308
Other consumer (8)	65	25	50	140	2,690	—		2,830
Total consumer	9,497	6,016	41,023	56,536	552,080	34,834		643,450
Commercial
U.S. commercial	432	222	3,689	4,343	171,241	2		175,586
Commercial real estate (9)	250	70	5,876	6,196	43,036	161		49,393
Commercial lease financing	82	18	135	235	21,707	—		21,942
Non-U.S. commercial	25	2	239	266	31,722	41		32,029
U.S. small business commercial	189	158	529	876	13,843	—		14,719
Total commercial loans	978	470	10,468	11,916	281,549	204		293,669
Commercial loans accounted for under the fair value option (10)							$3,321	3,321
Total commercial	978	470	10,468	11,916	281,549	204	3,321	296,990
Total loans and leases	$10,475	$6,486	$51,491	$68,452	$833,629	$35,038	$3,321	$940,440
Percentage of outstandings	1.11%	0.69%	5.48%	7.28%	88.64%	3.73%	0.35%

(1)
Home loans includes $2.4 billion of fully-insured loans, $818 million of nonperforming loans and $156 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.

(2)
Home loans includes $16.8 billion of fully-insured loans and $372 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.

(3)	Home loans includes $1.1 billion of nonperforming loans as all principal and interest are not current or the loans are TDRs that have not demonstrated sustained repayment performance.

(4)	PCI loan amounts are shown gross of the valuation allowance and exclude $1.6 billion of PCI home loans from the Merrill Lynch acquisition which are included in their appropriate aging categories.

(5)	Total outstandings includes non-U.S. residential mortgages of $90 million at December 31, 2010.

(6)	Total outstandings includes $11.8 billion of pay option loans and $1.3 billion of subprime loans at December 31, 2010. The Corporation no longer originates these products.

(7)
Total outstandings includes dealer financial services loans of $43.3 billion, consumer lending loans of $12.4 billion, U.S. securities-based lending margin loans of $16.6 billion, student loans of $6.8 billion, non-U.S. consumer loans of $8.0 billion and other consumer loans of $3.2 billion at December 31, 2010.

(8)	Total outstandings includes consumer finance loans of $1.9 billion, other non-U.S. consumer loans of $803 million and consumer overdrafts of $88 million at December 31, 2010.

(9)	Total outstandings includes U.S. commercial real estate loans of $46.9 billion and non-U.S. commercial real estate loans of $2.5 billion at December 31, 2010.

(10)
Certain commercial loans are accounted for under the fair value option and include U.S. commercial loans of $1.6 billion, non-U.S. commercial loans of $1.7 billion and commercial real estate loans of $79 million at December 31, 2010. See Note 22 – Fair Value Measurements and Note 23 – Fair Value Option for additional information.

Schedule of Financing Receivables, Non Accrual Status [Table Text Block]

Credit Quality

	Nonperforming Loans and Leases		Accruing Past Due 90 Days or More
	December 31		December 31
(Dollars in millions)	2011	2010	2011	2010
Home loans
Core portfolio
Residential mortgage (1)	$2,414	$1,510	$883	$16
Home equity	439	107	—	—
Legacy Assets & Servicing portfolio
Residential mortgage (1)	13,556	16,181	20,281	16,752
Home equity	2,014	2,587	—	—
Discontinued real estate	290	331	—	—
Credit card and other consumer
U.S. credit card	n/a	n/a	2,070	3,320
Non-U.S. credit card	n/a	n/a	342	599
Direct/Indirect consumer	40	90	746	1,058
Other consumer	15	48	2	2
Total consumer	18,768	20,854	24,324	21,747
Commercial
U.S. commercial	2,174	3,453	75	236
Commercial real estate	3,880	5,829	7	47
Commercial lease financing	26	117	14	18
Non-U.S. commercial	143	233	—	6
U.S. small business commercial	114	204	216	325
Total commercial	6,337	9,836	312	632
Total consumer and commercial	$25,105	$30,690	$24,636	$22,379

(1)
Residential mortgage loans accruing past due 90 days or more are fully-insured loans. At December 31, 2011 and 2010, residential mortgage includes $17.0 billion and $8.3 billion of loans on which interest has been curtailed by the FHA, and therefore are no longer accruing interest, although principal is still insured, and $4.2 billion and $8.5 billion of loans on which interest is still accruing.

n/a = not applicable

Financing Receivable Credit Quality Indicators [Table Text Block]
The following tables present certain credit quality indicators for the Corporation’s home loans, credit card and other consumer loans, and commercial loan portfolio segments, by class of financing receivables, at December 31, 2011 and 2010.

Home Loans - Credit Quality Indicators (1)

	December 31, 2011
(Dollars in millions)	Core Portfolio Residential Mortgage (2)	Legacy Assets & Servicing Residential Mortgage (2)	Countrywide Residential Mortgage PCI	Core Portfolio Home Equity (2)	Legacy Assets & Servicing Home Equity (2)	Countrywide Home Equity PCI	Legacy Assets & Servicing Discontinued Real Estate (2)		Countrywide Discontinued Real Estate PCI
Refreshed LTV (3)
Less than 90 percent	$80,032	$20,450	$3,821	$46,646	$17,354	$2,253	$895		$5,953
Greater than 90 percent but less than 100 percent	11,838	5,847	1,468	6,988	4,995	1,077	122		1,191
Greater than 100 percent	17,673	22,630	4,677	13,421	23,317	8,648	221		2,713
Fully-insured loans (4)	68,794	25,060	—	—	—	—	—		—
Total home loans	$178,337	$73,987	$9,966	$67,055	$45,666	$11,978	$1,238	—	$9,857
Refreshed FICO score
Less than 620	$7,020	$17,337	$3,749	$4,148	$8,990	$3,203	$548		$5,968
Greater than or equal to 620	102,523	31,590	6,217	62,907	36,676	8,775	690		3,889
Fully-insured loans (4)	68,794	25,060	—	—	—	—	—		—
Total home loans	$178,337	$73,987	$9,966	$67,055	$45,666	$11,978	$1,238		$9,857

(1)	Excludes $2.2 billion of loans accounted for under the fair value option.

(2)	Excludes Countrywide PCI loans.

(3)	Refreshed LTV percentages for PCI loans are calculated using the carrying value gross of the related valuation allowance.

(4)	Credit quality indicators are not reported for fully-insured loans as principal repayment is insured.

Credit Card and Other Consumer - Credit Quality Indicators

	December 31, 2011
(Dollars in millions)	U.S. Credit Card	Non-U.S. Credit Card	Direct/Indirect Consumer	Other Consumer (1)
Refreshed FICO score
Less than 620	$8,172	$—	$3,325	$802
Greater than or equal to 620	94,119	—	46,981	854
Other internal credit metrics (2, 3, 4)	—	14,418	39,407	1,032
Total credit card and other consumer	$102,291	$14,418	$89,713	$2,688

(1)	96 percent of the other consumer portfolio was associated with portfolios from certain consumer finance businesses that the Corporation previously exited.

(2)	Other internal credit metrics may include delinquency status, geography or other factors.

(3)
Direct/indirect consumer includes $31.1 billion of securities-based lending which is overcollateralized and therefore has minimal credit risk and $6.0 billion of loans the Corporation no longer originates.

(4)
Non-U.S. credit card represents the select European countries’ credit card portfolios which are evaluated using internal credit metrics, including delinquency status. At December 31, 2011, 96 percent of this portfolio was current or less than 30 days past due, two percent was 30-89 days past due and two percent was 90 days or more past due.

Commercial - Credit Quality Indicators (1)

	December 31, 2011
(Dollars in millions)	U.S. Commercial	Commercial Real Estate	Commercial Lease Financing	Non-U.S. Commercial	U.S. Small Business Commercial (2)
Risk Ratings
Pass rated	$169,599	$28,602	$20,850	$53,945	$2,392
Reservable criticized	10,349	10,994	1,139	1,473	836
Refreshed FICO score (3)
Less than 620					562
Greater than or equal to 620					4,674
Other internal credit metrics (3, 4)					4,787
Total commercial credit	$179,948	$39,596	$21,989	$55,418	$13,251

(1)	Excludes $6.6 billion of loans accounted for under the fair value option.

(2)
U.S. small business commercial includes $491 million of criticized business card and small business loans which are evaluated using FICO scores or internal credit metrics, including delinquency status, rather than risk ratings. At December 31, 2011, 97 percent of the balances where internal credit metrics are used were current or less than 30 days past due.

(3)	Refreshed FICO score and other internal credit metrics are applicable only to the U.S. small business commercial portfolio.

(4)	Other internal credit metrics may include delinquency status, application scores, geography or other factors.

Home Loans - Credit Quality Indicators

	December 31, 2010
(Dollars in millions)	Core Portfolio Residential Mortgage (1)	Legacy Assets & Servicing Residential Mortgage (1)	Countrywide Residential Mortgage PCI	Core Portfolio Home Equity (1)	Legacy Assets & Servicing Home Equity (1)	Countrywide Hone Equity PCI	Legacy Assets & Servicing Discontinued Real Estate (1)		Countrywide Discontinued Real Estate PCI
Refreshed LTV (2)
Less than 90 percent	$95,874	$21,357	$3,710	$51,555	$22,125	$2,313	$1,033		$6,713
Greater than 90 percent but less than 100 percent	11,581	8,234	1,664	7,534	6,504	1,215	155		1,319
Greater than 100 percent	14,047	29,043	5,218	12,430	25,243	9,062	268		3,620
Fully-insured loans (3)	45,425	21,820	—	—	—	—	—		—
Total home loans	$166,927	$80,454	$10,592	$71,519	$53,872	$12,590	$1,456	—	$11,652
Refreshed FICO score
Less than 620	$5,193	$22,126	$4,016	$3,932	$11,562	$3,206	$663		$7,168
Greater than or equal to 620	116,309	36,508	6,576	67,587	42,310	9,384	793		4,484
Fully-insured loans (3)	45,425	21,820	—	—	—	—	—		—
Total home loans	$166,927	$80,454	$10,592	$71,519	$53,872	$12,590	$1,456	—	$11,652

(1)	Excludes Countrywide PCI loans.

(2)	Refreshed LTV percentages for PCI loans are calculated using the carrying value gross of the related valuation allowance.

(3)	Credit quality indicators are not reported for fully-insured loans as principal repayment is insured.

Credit Card and Other Consumer - Credit Quality Indicators

	December 31, 2010
(Dollars in millions)	U.S. Credit Card	Non-U.S. Credit Card	Direct/Indirect Consumer	Other Consumer (1)
Refreshed FICO score
Less than 620	$14,159	$631	$6,748	$979
Greater than or equal to 620	99,626	7,528	48,209	961
Other internal credit metrics (2, 3, 4)	—	19,306	35,351	890
Total credit card and other consumer	$113,785	$27,465	$90,308	$2,830

(1)	96 percent of the other consumer portfolio was associated with portfolios from certain consumer finance businesses that the Corporation previously exited.

(2)	Other internal credit metrics may include delinquency status, geography or other factors.

(3)
Direct/indirect consumer includes $24.0 billion of securities-based lending which is overcollateralized and therefore has minimal credit risk and $7.4 billion of loans the Corporation no longer originates.

(4)
Non-U.S. credit card represents the select European countries’ credit card portfolios and a portion of the Canadian credit card portfolio which are evaluated using internal credit metrics, including delinquency status. At December 31, 2010, 95 percent of this portfolio was current or less than 30 days past due, three percent was 30-89 days past due and two percent was 90 days past due or more.

Commercial - Credit Quality Indicators (1)

	December 31, 2010
(Dollars in millions)	U.S. Commercial	Commercial Real Estate	Commercial Lease Financing	Non-U.S. Commercial	U.S. Small Business Commercial (2)
Risk Ratings
Pass rated	$160,154	$29,757	$20,754	$30,180	$3,139
Reservable criticized	15,432	19,636	1,188	1,849	988
Refreshed FICO score (3)
Less than 620					888
Greater than or equal to 620					5,083
Other internal credit metrics (3, 4)					4,621
Total commercial credit	$175,586	$49,393	$21,942	$32,029	$14,719

(1)	Includes $204 million of PCI loans in the commercial portfolio segment and excludes $3.3 billion of loans accounted for under the fair value option.

(2)
U.S. small business commercial includes $690 million of criticized business card and small business loans which are evaluated using FICO scores or internal credit metrics, including delinquency status, rather than risk ratings. At December 31, 2010, 95 percent of the balances where internal credit metrics are used were current or less than 30 days past due.

(3)	Refreshed FICO score and other internal credit metrics are applicable only to the U.S. small business commercial portfolio.

(4)	Other internal credit metrics may include delinquency status, application scores, geography or other factors.

Impaired Financing Receivables [Table Text Block]

The table below presents impaired loans in the Corporation’s home loans portfolio segment at December 31, 2011 and 2010. The impaired home loans table below includes primarily loans managed by Legacy Assets & Servicing. Certain impaired home loans do not have a related allowance as the current valuation of these impaired loans exceeded the carrying value.

Impaired Loans – Home Loans

	December 31, 2011			2011
(Dollars in millions)	Unpaid Principal Balance	Carrying Value	Related Allowance	Average Carrying Value	Interest Income Recognized (1)
With no recorded allowance
Residential mortgage	$10,907	$8,168	n/a	$6,285	$233
Home equity	1,747	479	n/a	442	23
Discontinued real estate	421	240	n/a	222	8
With an allowance recorded
Residential mortgage	$12,296	$11,119	$1,295	$9,379	$319
Home equity	1,551	1,297	622	1,357	34
Discontinued real estate	213	159	29	173	6
Total
Residential mortgage	$23,203	$19,287	$1,295	$15,664	$552
Home equity	3,298	1,776	622	1,799	57
Discontinued real estate	634	399	29	395	14

	December 31, 2010			2010
With no recorded allowance
Residential mortgage	$5,493	$4,382	n/a	$4,429	$184
Home equity	1,411	437	n/a	493	21
Discontinued real estate	361	218	n/a	219	8
With an allowance recorded
Residential mortgage	$8,593	$7,406	$1,154	$5,226	$196
Home equity	1,521	1,284	676	1,509	23
Discontinued real estate	247	177	41	170	7
Total
Residential mortgage	$14,086	$11,788	$1,154	$9,655	$380
Home equity	2,932	1,721	676	2,002	44
Discontinued real estate	608	395	41	389	15

(1)
Interest income recognized includes interest accrued and collected on the outstanding balances of accruing impaired loans as well as interest cash collections on nonaccruing impaired loans for which the ultimate collectability of principal is not uncertain.

n/a = not applicable

Accretable Yield Activity [Table Text Block]
The table below shows activity for the accretable yield on Countrywide consumer PCI loans. The $912 million reclassification from nonaccretable difference during 2011 is primarily due to an increase in the expected life of the PCI loans. The reclassification did not increase the annual yield but, as a result of estimated slower prepayment speeds, added additional interest periods to the expected cash flows.

Rollforward of Accretable Yield

(Dollars in millions)
Accretable yield, January 1, 2010	$7,317
Accretion	(1,704)
Disposals/transfers	(124)
Reclassifications to nonaccretable difference	(8)
Accretable yield, December 31, 2010	5,481
Accretion	(1,285)
Disposals/transfers	(118)
Reclassifications from nonaccretable difference	912
Accretable yield, December 31, 2011	$4,990

Residential Mortgage [Member]
Loans and Leases Receivable, Net of Deferred Income [Abstract]
Remaining Unpaid Principal Balance, Carrying Amount And Excluding Valuation Reserve [Table Text Block]
The table below presents the December 31, 2011 unpaid principal balance, carrying value, and average pre- and post-modification interest rates of home loans that were modified in TDRs during 2011, along with net charge-offs that were recorded during 2011. The table below consists primarily of TDRs managed by Legacy Assets & Servicing.

Home Loans - TDRs Entered into During 2011

	December 31, 2011		2011
(Dollars in millions)	Unpaid Principal Balance	Carrying Value	Pre-modification Interest Rate	Post-modification Interest Rate	Net Charge-offs
Residential mortgage	$10,293	$8,872	6.03%	5.28%	$188
Home equity	899	480	7.05	5.79	184
Discontinued real estate	89	59	7.42	5.94	3
Total	$11,281	$9,411	6.12	5.33	$375

Summary of Troubled Debt Restructuring Note, Debtor [Table Text Block]
The table below presents the December 31, 2011 carrying value for home loans which were modified in a TDR during 2011. The table below consists primarily of TDRs managed by Legacy Assets & Servicing.

Home Loans - Modification Programs

	TDRs Entered into During 2011
(Dollars in millions)	Residential Mortgage	Home Equity	Discontinued Real Estate	Total Carrying Value
Modifications under government programs
Contractual interest rate reduction	$969	$181	$9	$1,159
Principal and/or interest forbearance	179	36	2	217
Other modifications (1)	18	3	—	21
Total modifications under government programs	1,166	220	11	1,397

Modifications under proprietary programs
Contractual interest rate reduction	3,441	83	20	3,544
Capitalization of past due amounts	381	1	2	384
Principal and/or interest forbearance	845	47	7	899
Other modifications (1)	405	33	1	439
Total modifications under proprietary programs	5,072	164	30	5,266
Trial modifications (2)	2,634	96	18	2,748
Total modifications	$8,872	$480	$59	$9,411

(1)	Includes other modifications such as term or payment extensions and repayment plans.

(2)	Includes $187 million of trial modifications that were considered TDRs prior to the application of new accounting guidance that was effective in 2011.

Schedule of Troubled Debt Restructurings Modified
The table below presents the carrying value of loans that entered into payment default during 2011 and that were modified in a TDR during the 12 months preceding payment default. A payment default for home loan TDRs is recognized when a borrower has missed three monthly payments (not necessarily consecutively) since modification. Payment default on trial modification where the borrower has not yet met the terms of the agreement are included in the table below if the borrower is 90 days or more past due three months after the offer to modify is made.

Home Loans - Payment Default

	2011
(Dollars in millions)	Residential Mortgage	Home Equity	Discontinued Real Estate	Total Carrying Value
Modifications under government programs	$348	$1	$2	$351
Modifications under proprietary programs	2,068	42	11	2,121
Trial modifications	1,011	15	5	1,031
Total modifications	$3,427	$58	$18	$3,503

Consumer Portfolio Segment [Member]
Loans and Leases Receivable, Net of Deferred Income [Abstract]
Remaining Unpaid Principal Balance, Carrying Amount And Excluding Valuation Reserve [Table Text Block]
The table below provides information on the Corporation’s primary modification programs for the renegotiated TDR portfolio at December 31, 2011 and 2010.

Credit Card and Other Consumer – Renegotiated TDR Portfolio by Program Type

	Internal Programs		External Programs		Other (1)		Total		Percent of Balances Current or Less Than 30 Days Past Due
	December 31		December 31		December 31		December 31		December 31
(Dollars in millions)	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
U.S. credit card	$3,788	$6,592	$1,436	$1,927	$81	$247	$5,305	$8,766	78.97%	77.66%
Non-U.S. credit card	218	282	113	176	266	339	597	797	54.02	58.86
Direct/Indirect consumer	784	1,222	392	531	22	105	1,198	1,858	80.01	78.81
Total renegotiated TDR loans	$4,790	$8,096	$1,941	$2,634	$369	$691	$7,100	$11,421	77.05	76.51

(1)	Other programs include ineligible U.K. credit card and other consumer loans.

Impaired Financing Receivables [Table Text Block]
The table below provides information on the Corporation’s renegotiated TDR portfolio. At December 31, 2011 and 2010, the renegotiated TDR portfolio was considered impaired and had a related allowance as shown in the table below.

Impaired Loans – Credit Card and Other Consumer – Renegotiated TDRs

	December 31, 2011			2011
(Dollars in millions)	Unpaid Principal Balance	Carrying Value (1)	Related Allowance	Average Carrying Value	Interest Income Recognized (2)
With an allowance recorded
U.S. credit card	$5,272	$5,305	$1,570	$7,211	$433
Non-U.S. credit card	588	597	435	759	6
Direct/Indirect consumer	1,193	1,198	405	1,582	85

	December 31, 2010			2010
With an allowance recorded
U.S. credit card	$8,680	$8,766	$3,458	$10,549	$621
Non-U.S. credit card	778	797	506	973	21
Direct/Indirect consumer	1,846	1,858	822	2,126	111

(1)	Includes accrued interest and fees.

(2)
Interest income recognized includes interest accrued and collected on the outstanding balances of accruing impaired loans as well as interest cash collections on nonaccruing impaired loans for which the ultimate collectability of principal is not uncertain.

Schedule of Renegotiated Troubled Debt Restructurings Primary Modifications
The table below provides information on the Corporation’s primary modification programs for the renegotiated TDR portfolio for loans that were modified in TDRs during 2011.

Credit Card and Other Consumer – Renegotiated TDRs by Program Type

	Renegotiated TDRs Entered into During 2011
	December 31, 2011
(Dollars in millions)	Internal Programs	External Programs	Other	Total
U.S. credit card	$492	$407	$3	$902
Non-U.S. credit card	163	158	1	322
Direct/Indirect consumer	112	87	—	199
Total renegotiated TDR loans	$767	$652	$4	$1,423

Renegotiated Troubled Debt Restructurings By Program Type [Table Text Block]
The table below provides information on the Corporation’s renegotiated TDR portfolio including the unpaid principal balance and carrying value of loans that were modified in TDRs during 2011, along with charge-offs that were recorded during 2011. The table also presents the average pre- and post-modification interest rate.

Credit Card and Other Consumer – Renegotiated TDRs Entered into During 2011

	December 31, 2011		2011
(Dollars in millions)	Unpaid Principal Balance	Carrying Value (1)	Pre-modification Interest Rate	Post-modification Interest Rate	Net Charge-offs
U.S. credit card	$890	$902	19.04%	6.16%	$44
Non-U.S. credit card	305	322	26.32	1.04	126
Direct/Indirect consumer	198	199	15.63	5.22	10
Total	$1,393	$1,423	20.20	4.87	$180

(1)	Includes accrued interest and fees.

Commercial Portfolio Segment [Member]
Loans and Leases Receivable, Net of Deferred Income [Abstract]
Remaining Unpaid Principal Balance, Carrying Amount And Excluding Valuation Reserve [Table Text Block]
e

The Commercial table below presents the December 31, 2011 unpaid principal balance and carrying value of commercial loans that were modified as TDRs during 2011, along with charge-offs that were recorded during 2011. As a result of the retrospective application of new accounting guidance on TDRs, the Corporation classified as TDRs $1.1 billion of commercial loan modifications. See Note 1 – Summary of Significant Accounting Principles for additional information.

Commercial - TDRs Entered into During 2011

	December 31, 2011		2011
(Dollars in millions)	Unpaid Principal Balance	Carrying Value	Net Charge-offs
U.S. commercial	$1,381	$1,211	$74
Commercial real estate	1,604	1,333	152
Non-U.S. commercial	44	44	—
U.S. small business commercial	58	59	10
Total	$3,087	$2,647	$236

Impaired Financing Receivables [Table Text Block]
The table below presents impaired loans in the Corporation’s commercial loan portfolio at December 31, 2011 and 2010. Certain impaired commercial loans do not have a related allowance as the valuation of these impaired loans exceeded the carrying value, which is net of previously recorded charge-offs.

Impaired Loans – Commercial

	December 31, 2011			2011
(Dollars in millions)	Unpaid Principal Balance	Carrying Value	Related Allowance	Average Carrying Value	Interest Income Recognized (1)
With no recorded allowance
U.S. commercial	$1,482	$985	n/a	$774	$7
Commercial real estate	2,587	2,095	n/a	1,994	7
Non-U.S. commercial	216	101	n/a	101	—
U.S. small business commercial (2)	—	—	n/a	—	—
With an allowance recorded
U.S. commercial	$2,654	$1,987	$232	$2,422	$13
Commercial real estate	3,329	2,384	135	3,309	19
Non-U.S. commercial	308	58	6	76	3
U.S. small business commercial (2)	531	503	172	666	23
Total
U.S. commercial	$4,136	$2,972	$232	$3,196	$20
Commercial real estate	5,916	4,479	135	5,303	26
Non-U.S. commercial	524	159	6	177	3
U.S. small business commercial (2)	531	503	172	666	23

	December 31, 2010			2010
With no recorded allowance
U.S. commercial	$968	$441	n/a	$547	$3
Commercial real estate	2,655	1,771	n/a	1,736	8
Non-U.S. commercial	46	28	n/a	9	—
U.S. small business commercial (2)	—	—	n/a	—	—
With an allowance recorded
U.S. commercial	$3,891	$3,193	$336	$3,389	$36
Commercial real estate	5,682	4,103	208	4,813	29
Non-U.S. commercial	572	217	91	190	—
U.S. small business commercial (2)	935	892	445	1,028	34
Total
U.S. commercial	$4,859	$3,634	$336	$3,936	$39
Commercial real estate	8,337	5,874	208	6,549	37
Non-U.S. commercial	618	245	91	199	—
U.S. small business commercial (2)	935	892	445	1,028	34

(1)
Interest income recognized includes interest accrued and collected on the outstanding balances of accruing impaired loans as well as interest cash collections on nonaccruing impaired loans for which the ultimate collectability of principal is not uncertain.

(2)	Includes U.S. small business commercial renegotiated TDR loans and related allowance.
n/a = not applicable

Allowance for Credit Losses (Tables)	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Changes in the Allowance for Credit Losses
The table below summarizes the changes in the allowance for credit losses for 2011, 2010 and 2009.

	2011
(Dollars in millions)	Home Loans	Credit Card and Other Consumer	Commercial	Total Allowance
Allowance for loan and lease losses, January 1	$19,252	$15,463	$7,170	$41,885
Loans and leases charged off	(9,291)	(12,247)	(3,204)	(24,742)
Recoveries of loans and leases previously charged off	894	2,124	891	3,909
Net charge-offs	(8,397)	(10,123)	(2,313)	(20,833)
Provision for loan and lease losses	10,300	4,025	(696)	13,629
Other	(76)	(796)	(26)	(898)
Allowance for loan and lease losses, December 31	21,079	8,569	4,135	33,783
Reserve for unfunded lending commitments, January 1	—	—	1,188	1,188
Provision for unfunded lending commitments	—	—	(219)	(219)
Other	—	—	(255)	(255)
Reserve for unfunded lending commitments, December 31	—	—	714	714
Allowance for credit losses, December 31	$21,079	$8,569	$4,849	$34,497

	2010
	Home Loans	Credit Card and Other Consumer	Commercial	Total Allowance
				2010	2009
Allowance for loan and lease losses, January 1 (1)	$16,329	$22,243	$9,416	$47,988	$23,071
Loans and leases charged off	(10,915)	(20,865)	(5,610)	(37,390)	(35,483)
Recoveries of loans and leases previously charged off	396	2,034	626	3,056	1,795
Net charge-offs	(10,519)	(18,831)	(4,984)	(34,334)	(33,688)
Provision for loan and lease losses	13,335	12,115	2,745	28,195	48,366
Other	107	(64)	(7)	36	(549)
Allowance for loan and lease losses, December 31	19,252	15,463	7,170	41,885	37,200
Reserve for unfunded lending commitments, January 1	—	—	1,487	1,487	421
Provision for unfunded lending commitments	—	—	240	240	204
Other	—	—	(539)	(539)	862
Reserve for unfunded lending commitments, December 31	—	—	1,188	1,188	1,487
Allowance for credit losses, December 31	$19,252	$15,463	$8,358	$43,073	$38,687

(1)
The 2010 balance includes $10.8 billion of allowance for loan and lease losses related to the adoption of new consolidation guidance. This includes $573 million for the home loans portfolio segment and $10.2 billion for the credit card and other consumer portfolio segment.

Carrying Value of Outstanding Loans and Leases
The table below presents the allowance and the carrying value of outstanding loans and leases by portfolio segment at December 31, 2011 and 2010.

Allowance and Carrying Value by Portfolio Segment

	December 31, 2011
(Dollars in millions)	Home Loans	Credit Card and Other Consumer	Commercial	Total
Impaired loans and troubled debt restructurings (1)
Allowance for loan and lease losses (2)	$1,946	$2,410	$545	$4,901
Carrying value (3)	21,462	7,100	8,113	36,675
Allowance as a percentage of carrying value	9.07%	33.94%	6.71%	13.36%
Collectively evaluated for impairment
Allowance for loan and lease losses	$10,674	$6,159	$3,590	$20,423
Carrying value (3, 4)	344,821	202,010	302,089	848,920
Allowance as a percentage of carrying value (4)	3.10%	3.05%	1.19%	2.41%
Purchased credit-impaired loans
Valuation allowance	$8,459	n/a	n/a	$8,459
Carrying value gross of valuation allowance	31,801	n/a	n/a	31,801
Valuation allowance as a percentage of carrying value	26.60%	n/a	n/a	26.60%
Total
Allowance for loan and lease losses	$21,079	$8,569	$4,135	$33,783
Carrying value (3, 4)	398,084	209,110	310,202	917,396
Allowance as a percentage of carrying value (4)	5.30%	4.10%	1.33%	3.68%

	December 31, 2010
Impaired loans and troubled debt restructurings (1)
Allowance for loan and lease losses (2)	$1,871	$4,786	$1,080	$7,737
Carrying value (3)	13,904	11,421	10,645	35,970
Allowance as a percentage of carrying value	13.46%	41.91%	10.15%	21.51%
Collectively evaluated for impairment
Allowance for loan and lease losses	$10,964	$10,677	$6,078	$27,719
Carrying value (3, 4)	358,765	222,967	282,820	864,552
Allowance as a percentage of carrying value (4)	3.06%	4.79%	2.15%	3.21%
Purchased credit-impaired loans
Valuation allowance	$6,417	n/a	$12	$6,429
Carrying value gross of valuation allowance	36,393	n/a	204	36,597
Valuation allowance as a percentage of carrying value	17.63%	n/a	5.76%	17.57%
Total
Allowance for loan and lease losses	$19,252	$15,463	$7,170	$41,885
Carrying value (3, 4)	409,062	234,388	293,669	937,119
Allowance as a percentage of carrying value (4)	4.71%	6.60%	2.44%	4.47%

(1)
Impaired loans include nonperforming commercial loans and all TDRs, including both commercial and consumer TDRs. Impaired loans exclude nonperforming consumer loans unless they are classified as TDRs, and all consumer and commercial loans accounted for under the fair value option.

(2)	Commercial impaired allowance for loan and lease losses includes $172 million and $445 million at December 31, 2011 and 2010 related to U.S. small business commercial renegotiated TDR loans.

(3)	Amounts are presented gross of the allowance for loan and lease losses.

(4)	Outstanding loan and lease balances and ratios do not include loans accounted for under the fair value option of $8.8 billion and $3.3 billion at December 31, 2011 and 2010.
n/a = not applicable

Securitizations and Other Variable Interest Entities (Tables)	12 Months Ended
Dec. 31, 2011
Variable Interest Entity [Line Items]
Mortgage Related Securitizations [Table Text Block]
The table below summarizes select information related to first-lien mortgage securitizations for 2011 and 2010.

First-lien Mortgage Securitizations

	Residential Mortgage
			Non-Agency
	Agency		Prime		Subprime		Alt-A		Commercial Mortgage
(Dollars in millions)	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Cash proceeds from new securitizations (1)	$142,910	$243,901	$—	$—	$—	$—	$36	$7	$4,468	$4,227
Loss on securitizations, net of hedges (2)	(373)	(473)	—	—	—	—	—	—	—	—
Cash flows received on residual interests	—	—	3	18	38	58	6	2	18	20

(1)
The Corporation sells residential mortgage loans to GSEs in the normal course of business and receives MBS in exchange which may then be sold into the market to third-party investors for cash proceeds.

(2)
Substantially all of the first-lien residential mortgage loans securitized are initially classified as LHFS and accounted for under the fair value option. As such, gains are recognized on these LHFS prior to securitization. During 2011 and 2010, the Corporation recognized $2.9 billion and $5.1 billion of gains on these LHFS, net of hedges.

First Lien Mortgages [Member]
Variable Interest Entity [Line Items]
Schedule of Variable Interest Entities [Table Text Block]
The table below summarizes select information related to first-lien mortgage securitization trusts in which the Corporation held a variable interest at December 31, 2011 and 2010.

First-lien VIEs

	Residential Mortgage
			Non-Agency
	Agency		Prime		Subprime		Alt-A		Commercial Mortgage
	December 31		December 31						December 31
(Dollars in millions)	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Unconsolidated VIEs
Maximum loss exposure (1)	$37,519	$46,093	$2,375	$2,794	$289	$416	$506	$651	$981	$1,199
On-balance sheet assets
Senior securities held (2):
Trading account assets	$8,744	$10,693	$94	$147	$3	$126	$343	$645	$21	$146
AFS debt securities	28,775	35,400	2,001	2,593	174	234	163	—	846	984
Subordinate securities held (2):
Trading account assets	—	—	—	—	30	12	—	—	3	8
AFS debt securities	—	—	26	39	30	35	—	6	—	—
Residual interests held	—	—	8	6	9	9	—	—	43	61
All other assets	—	—	—	9	—	—	—	—	—	—
Total retained positions	$37,519	$46,093	$2,129	$2,794	$246	$416	$506	$651	$913	$1,199
Principal balance outstanding (3)	$1,198,766	$1,297,159	$61,207	$75,762	$73,949	$92,710	$101,622	$116,233	$76,645	$73,597

Consolidated VIEs
Maximum loss exposure (1)	$50,648	$32,746	$450	$46	$419	$42	$—	$—	$—	$—
On-balance sheet assets
Loans and leases	$50,159	$32,563	$1,298	$—	$892	$—	$—	$—	$—	$—
Allowance for loan and lease losses	(6)	(37)	—	—	—	—	—	—	—	—
Loans held-for-sale	—	—	—	—	622	732	—	—	—	—
All other assets	495	220	63	46	59	16	—	—	—	—
Total assets	$50,648	$32,746	$1,361	$46	$1,573	$748	$—	$—	$—	$—
On-balance sheet liabilities
Commercial paper and other short-term borrowings	$—	$—	$—	$—	$650	$706	$—	$—	$—	$—
Long-term debt	—	—	1,360	—	911	—	—	—	—	—
All other liabilities	—	3	—	9	57	62	—	—	—	—
Total liabilities	$—	$3	$1,360	$9	$1,618	$768	$—	$—	$—	$—

(1)
Maximum loss exposure excludes the liability for representations and warranties obligations and corporate guarantees and also excludes servicing advances and MSRs. For more information, see Note 9 – Representations and Warranties Obligations and Corporate Guarantees and Note 25 – Mortgage Servicing Rights.

(2)
As a holder of these securities, the Corporation receives scheduled principal and interest payments. During 2011 and 2010, there were no OTTI losses recorded on those securities classified as AFS debt securities.

(3)	Principal balance outstanding includes loans the Corporation transferred with which the Corporation has continuing involvement, which may include servicing the loans.

Home Equity [Member]
Variable Interest Entity [Line Items]
Schedule of Variable Interest Entities [Table Text Block]
The table below summarizes select information related to home equity loan securitization trusts in which the Corporation held a variable interest at December 31, 2011 and 2010.

Home Equity Loan VIEs

	December 31
	2011			2010
(Dollars in millions)	Consolidated VIEs	Unconsolidated VIEs	Total	Consolidated VIEs	Unconsolidated VIEs	Total
Maximum loss exposure (1)	$2,672	$7,563	$10,235	$3,192	$9,132	$12,324
On-balance sheet assets
Trading account assets (2, 3)	$—	$5	$5	$—	$209	$209
Available-for-sale debt securities (3, 4)	—	13	13	—	35	35
Loans and leases	2,975	—	2,975	3,529	—	3,529
Allowance for loan and lease losses	(303)	—	(303)	(337)	—	(337)
Total	$2,672	$18	$2,690	$3,192	$244	$3,436
On-balance sheet liabilities
Long-term debt	$3,081	$—	$3,081	$3,635	$—	$3,635
All other liabilities	66	—	66	23	—	23
Total	$3,147	$—	$3,147	$3,658	$—	$3,658
Principal balance outstanding	$2,975	$14,422	$17,397	$3,529	$20,095	$23,624

(1)
For unconsolidated VIEs, the maximum loss exposure includes outstanding trust certificates issued by trusts in rapid amortization, net of recorded reserves, and excludes the liability for representations and warranties obligations and corporate guarantees.

(2)	At December 31, 2011 and 2010, $3 million and $204 million of the debt securities classified as trading account assets were senior securities and $2 million and $5 million were subordinate securities.

(3)
As a holder of these securities, the Corporation receives scheduled principal and interest payments. During 2011 and 2010, there were no OTTI losses recorded on those securities classified as AFS debt securities.

(4)	At December 31, 2011 and 2010, $13 million and $35 million were subordinate debt securities.

Credit Card Receivable [Member]
Variable Interest Entity [Line Items]
Schedule of Variable Interest Entities [Table Text Block]
The table below summarizes select information related to credit card securitization trusts in which the Corporation held a variable interest at December 31, 2011 and 2010.

Credit Card VIEs

	December 31
(Dollars in millions)	2011	2010
Consolidated VIEs
Maximum loss exposure	$38,282	$36,596
On-balance sheet assets
Derivative assets	$788	$1,778
Loans and leases (1)	74,793	92,104
Allowance for loan and lease losses	(4,742)	(8,505)
All other assets (2)	723	4,259
Total	$71,562	$89,636
On-balance sheet liabilities
Long-term debt	$33,076	$52,781
All other liabilities	204	259
Total	$33,280	$53,040
Trust loans	$74,793	$92,104

(1)	At December 31, 2011 and 2010, loans and leases included $28.7 billion and $20.4 billion of seller’s interest and $1.0 billion and $3.8 billion of discount receivables.

(2)	At December 31, 2011 and 2010, all other assets included restricted cash accounts and unbilled accrued interest and fees.

Collateralized Securities, Other [Member]
Variable Interest Entity [Line Items]
Schedule of Variable Interest Entities [Table Text Block]
The table below summarizes select information related to other asset-backed securitizations in which the Corporation held a variable interest at December 31, 2011 and 2010.

Other Asset-backed VIEs

	Resecuritization Trusts		Municipal Bond Trusts		Automobile and Other Securitization Trusts
	December 31		December 31		December 31
(Dollars in millions)	2011	2010	2011	2010	2011	2010
Unconsolidated VIEs
Maximum loss exposure	$31,140	$20,320	$3,752	$4,261	$93	$141
On-balance sheet assets
Senior securities held (1, 2):
Trading account assets	$2,595	$1,219	$228	$255	$—	$—
AFS debt securities	27,616	17,989	—	—	81	109
Subordinate securities held (1, 2):
Trading account assets	—	2	—	—	—	—
AFS debt securities	544	1,036	—	—	—	—
Residual interests held (3)	385	74	—	—	—	—
All other assets	—	—	—	—	12	17
Total retained positions	$31,140	$20,320	$228	$255	$93	$126
Total assets of VIEs	$60,459	$39,830	$5,964	$6,108	$668	$774

Consolidated VIEs
Maximum loss exposure	$—	$—	$3,901	$4,716	$1,087	$2,061
On-balance sheet assets
Trading account assets	$—	$68	$3,901	$4,716	$—	$—
Loans and leases	—	—	—	—	4,923	9,583
Allowance for loan and lease losses	—	—	—	—	(7)	(29)
All other assets	—	—	—	—	168	196
Total assets	$—	$68	$3,901	$4,716	$5,084	$9,750
On-balance sheet liabilities
Commercial paper and other short-term borrowings	$—	$—	$5,127	$4,921	$—	$—
Long-term debt	—	68	—	—	3,992	7,681
All other liabilities	—	—	—	—	90	101
Total liabilities	$—	$68	$5,127	$4,921	$4,082	$7,782

(1)
As a holder of these securities, the Corporation receives scheduled principal and interest payments. During 2011 and 2010, there were no OTTI losses recorded on those securities classified as AFS debt securities.

(2)	The retained senior and subordinate securities were valued using quoted market prices or observable market inputs (Level 2 of the fair value hierarchy).

(3)	The retained residual interests are carried at fair value which was derived using model valuations (Level 2 of the fair value hierarchy).

Collateralized Debt Obligations [Member]
Variable Interest Entity [Line Items]
Schedule of Variable Interest Entities [Table Text Block]
The table below summarizes select information related to CDO vehicles in which the Corporation held a variable interest at December 31, 2011 and 2010.

CDO Vehicle VIEs

	December 31
	2011			2010
(Dollars in millions)	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Maximum loss exposure	$1,695	$2,272	$3,967	$2,971	$3,828	$6,799
On-balance sheet assets
Trading account assets	$1,392	$461	$1,853	$2,485	$884	$3,369
Derivative assets	452	678	1,130	207	890	1,097
AFS debt securities	—	—	—	769	338	1,107
All other assets	—	96	96	24	123	147
Total	$1,844	$1,235	$3,079	$3,485	$2,235	$5,720
On-balance sheet liabilities
Derivative liabilities	$—	$11	$11	$—	$58	$58
Long-term debt	2,712	2	2,714	3,162	—	3,162
Total	$2,712	$13	$2,725	$3,162	$58	$3,220
Total assets of VIEs	$1,844	$32,903	$34,747	$3,485	$43,476	$46,961

Customer Vehicles [Member]
Variable Interest Entity [Line Items]
Schedule of Variable Interest Entities [Table Text Block]
The table below summarizes select information related to customer vehicles in which the Corporation held a variable interest at December 31, 2011 and 2010.

Customer Vehicle VIEs

	December 31
	2011			2010
(Dollars in millions)	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Maximum loss exposure	$3,264	$2,116	$5,380	$4,449	$2,735	$7,184
On-balance sheet assets
Trading account assets	$3,302	$211	$3,513	$3,458	$876	$4,334
Derivative assets	—	905	905	1	722	723
Loans held-for-sale	907	—	907	959	—	959
All other assets	1,452	—	1,452	1,429	—	1,429
Total	$5,661	$1,116	$6,777	$5,847	$1,598	$7,445
On-balance sheet liabilities
Derivative liabilities	$4	$42	$46	$1	$23	$24
Commercial paper and other short-term borrowings	—	—	—	—	—	—
Long-term debt	3,912	—	3,912	3,457	—	3,457
All other liabilities	1	448	449	—	140	140
Total	$3,917	$490	$4,407	$3,458	$163	$3,621
Total assets of VIEs	$5,661	$5,302	$10,963	$5,847	$6,090	$11,937

Other Variable Interest Entity Investment Vehicle [Member]
Variable Interest Entity [Line Items]
Schedule of Variable Interest Entities [Table Text Block]
The table below summarizes select information related to other VIEs in which the Corporation held a variable interest at December 31, 2011 and 2010.

Other VIEs

	December 31
	2011			2010
(Dollars in millions)	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Maximum loss exposure	$7,429	$7,286	$14,715	$19,248	$8,796	$28,044
On-balance sheet assets
Trading account assets	$—	$—	$—	$8,900	$—	$8,900
Derivative assets	394	440	834	—	228	228
AFS debt securities	—	62	62	1,832	73	1,905
Loans and leases	5,154	357	5,511	7,690	1,122	8,812
Allowance for loan and lease losses	(8)	(1)	(9)	(27)	(22)	(49)
Loans held-for-sale	106	598	704	262	949	1,211
All other assets	1,809	5,823	7,632	937	6,440	7,377
Total	$7,455	$7,279	$14,734	$19,594	$8,790	$28,384
On-balance sheet liabilities
Commercial paper and other short-term borrowings	$—	$—	$—	$1,115	$—	$1,115
Long-term debt	10	—	10	229	—	229
All other liabilities	694	1,705	2,399	8,683	1,666	10,349
Total	$704	$1,705	$2,409	$10,027	$1,666	$11,693
Total assets of VIEs	$7,455	$11,055	$18,510	$19,594	$13,416	$33,010

Representations and Warranties Obligations and Corporate Guarantees (Tables)	12 Months Ended
Dec. 31, 2011
Guarantees [Abstract]
Outstanding Claims By Category And Product [Table Text Block]

Outstanding Claims by Counterparty and Product

	December 31
(Dollars in millions)	2011	2010
By counterparty (1)
GSEs	$6,258	$2,821
Monolines	3,082	4,678
Whole loan and private-label securitization investors and other (2)	4,912	3,188
Total outstanding claims by counterparty	$14,252	$10,687
By product type (1)
Prime loans	$3,928	$2,040
Alt-A	2,333	1,190
Home equity	2,872	3,658
Pay option	3,588	2,889
Subprime	891	734
Other	640	176
Total outstanding claims by product type	$14,252	$10,687

(1)
Excludes certain MI rescission notices. However, includes $1.2 billion of repurchase requests received from the GSEs that have resulted solely from MI rescission notices. For additional information, see Mortgage Insurance Rescission Notices in this Note.

(2)
Amounts for December 31, 2011 and 2010 included $1.7 billion in demands contained in correspondence from private-label securitizations investors in the Covered Trusts that do not have the right to demand repurchase of loans directly or the right to access loan files. For additional information, see Settlement with Bank of New York Mellon, as Trustee in this Note.

Loan Repurchases And Indemnification Payments [Table Text Block]
The table below presents first-lien and home equity loan repurchases and indemnification payments for 2011 and 2010.

Loan Repurchases and Indemnification Payments

	December 31
	2011			2010
(Dollars in millions)	Unpaid Principal Balance	Cash Paid for Repurchases	Loss	Unpaid Principal Balance	Cash Paid for Repurchases	Loss
First-lien
Repurchases	$2,713	$3,067	$1,346	$2,557	$2,799	$1,142
Indemnification payments	3,329	2,026	2,026	3,785	2,173	2,173
Total first-lien	6,042	5,093	3,372	6,342	4,972	3,315
Home equity
Repurchases	28	28	14	78	86	44
Indemnification payments	99	99	99	149	146	146
Total home equity	127	127	113	227	232	190
Total first-lien and home equity	$6,169	$5,220	$3,485	$6,569	$5,204	$3,505

Rollforward Of Liability For Representations And Warranties [Table Text Block]
The Representations and Warranties and Corporate Guarantees table presents a rollforward of the liability for representations and warranties and corporate guarantees.

Representations and Warranties and Corporate Guarantees

(Dollars in millions)	2011	2010
Liability for representations and warranties and corporate guarantees, beginning of year	$5,438	$3,507
Additions for new sales	20	30
Charge-offs	(5,191)	(4,803)
Provision	15,591	6,785
Other	—	(81)
Liability for representations and warranties and corporate guarantees, December 31	$15,858	$5,438

Goodwill and Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets [Abstract]
Goodwill
The Goodwill table presents goodwill balances by business segment at December 31, 2011 and 2010. Effective January 1, 2012, the Corporation changed its basis of presentation from six to five segments. For more information on this realignment, see Note 26 – Business Segment Information. The reporting units utilized for goodwill impairment tests are the business segments or one level below. The majority of the decline in goodwill during 2011 was due to goodwill impairment charges as described in this Note.

Goodwill

	December 31
(Dollars in millions)	2011	2010
Consumer & Business Banking	$29,986	$29,986
Consumer Real Estate Services	—	2,796
Global Banking	24,802	24,358
Global Markets	4,441	4,439
Global Wealth & Investment Management	9,928	9,928
All Other	810	2,354
Total goodwill	$69,967	$73,861

Intangible Assets
The table below presents the gross carrying amounts and accumulated amortization related to intangible assets at December 31, 2011 and 2010.

Intangible Assets

	December 31
	2011		2010
(Dollars in millions)	Gross Carrying Value	Accumulated Amortization	Gross Carrying Value	Accumulated Amortization
Purchased credit card relationships	$6,948	$4,775	$7,162	$4,085
Core deposit intangibles	3,903	2,915	5,394	4,094
Customer relationships	4,081	1,532	4,232	1,222
Affinity relationships	1,569	966	1,647	902
Other intangibles	2,476	768	3,087	1,296
Total intangible assets	$18,977	$10,956	$21,522	$11,599

Deposits (Tables)	12 Months Ended
Dec. 31, 2011
Deposits [Abstract]
Details Of Time Deposits [Table Text Block]
The table below presents the contractual maturities for time deposits of $100 thousand or more at December 31, 2011.

Time Deposits of $100 Thousand or More

(Dollars in millions)	Three months or Less	Over Three Months to Twelve Months	Thereafter	Total
U.S. certificates of deposit and other time deposits	$20,402	$21,321	$9,091	$50,814
Non-U.S. certificates of deposit and other time deposits	30,060	747	3,180	33,987

Schedule Of Maturities For Total Time Deposits Text Block [Table Text Block]

The scheduled contractual maturities for total time deposits at December 31, 2011 are presented in the table below.

Contractual Maturities of Total Time Deposits

(Dollars in millions)	U.S.	Non-U.S.	Total
Due in 2012	$92,621	$41,286	$133,907
Due in 2013	10,956	8	10,964
Due in 2014	3,254	10	3,264
Due in 2015	1,774	3,098	4,872
Due in 2016	1,155	67	1,222
Thereafter	3,197	—	3,197
Total time deposits	$112,957	$44,469	$157,426

Federal Funds Sold, Securities Borrowed or Purchased Under Agreements to Resell and Short-term Borrowings (Tables)	12 Months Ended
Dec. 31, 2011
Federal Funds Sold, Securities Borrowed or Purchased Under Agreements to Resell and Short-term Borrowings [Abstract]
Federal Funds Sold Securities Borrowed Or Purchased Under Agreements To Resell And Short Term Borrowings [Table Text Block]
The table below presents federal funds sold and securities borrowed or purchased under agreements to resell and short-term borrowings which include federal funds purchased, securities loaned or sold under agreements to repurchase, commercial paper and other short-term borrowings.

	2011		2010		2009
(Dollars in millions)	Amount	Rate	Amount	Rate	Amount	Rate
Federal funds sold and securities borrowed or purchased under agreements to resell
At December 31	$211,183	0.76%	$209,616	0.85%	$189,933	0.78%
Average during year	245,069	0.88	256,943	0.71	235,764	1.23
Maximum month-end balance during year	270,473	n/a	314,932	n/a	271,321	n/a
Federal funds purchased
At December 31	243	0.06	1,458	0.14	4,814	0.09
Average during year	1,658	0.08	4,718	0.15	4,239	0.05
Maximum month-end balance during year	4,133	n/a	8,320	n/a	4,814	n/a
Securities loaned or sold under agreements to repurchase
At December 31	214,621	1.08	243,901	1.15	250,371	0.39
Average during year	270,718	1.31	348,936	0.74	365,624	0.96
Maximum month-end balance during year	293,519	n/a	458,532	n/a	407,967	n/a
Commercial paper
At December 31	23	1.70	15,093	0.65	13,131	0.65
Average during year	8,897	0.53	25,923	0.56	26,697	1.03
Maximum month-end balance during year	21,212	n/a	36,236	n/a	37,025	n/a
Other short-term borrowings
At December 31	35,675	2.35	44,869	2.02	56,393	1.72
Average during year	42,996	2.31	50,752	1.88	92,084	1.87
Maximum month-end balance during year	47,087	n/a	63,081	n/a	169,602	n/a
n/a = not applicable

Long-term Debt (Tables)	12 Months Ended
Dec. 31, 2011
Long-term Debt, Unclassified [Abstract]
Balance of Long-term Debt [Table Text Block]
The table below presents the balance of long-term debt at December 31, 2011 and 2010, and the related contractual rates and maturity dates at December 31, 2011.

	December 31
(Dollars in millions)	2011	2010
Notes issued by Bank of America Corporation
Senior notes:
Fixed, with a weighted-average rate of 4.81%, ranging from 1.42% to 7.85%, due 2012 to 2043	$95,199	$85,157
Floating, with a weighted-average rate of 1.46%, ranging from 0.23% to 6.64%, due 2012 to 2041	28,064	36,162
Senior structured notes	18,920	18,796
Subordinated notes:
Fixed, with a weighted-average rate of 5.39%, ranging from 1.80% to 10.20%, due 2012 to 2038	24,509	26,553
Floating, with a weighted-average rate of 2.02%, ranging from 0.12% to 5.06%, due 2016 to 2019	704	705
Junior subordinated notes (related to trust preferred securities):
Fixed, with a weighted-average rate of 6.93%, ranging from 5.25% to 11.45%, due 2026 to 2055	12,859	15,709
Floating, with a weighted-average rate of 1.14%, ranging from 0.80% to 3.81%, due 2027 to 2056	1,165	3,514
Total notes issued by Bank of America Corporation	181,420	186,596
Notes issued by Merrill Lynch & Co., Inc. and subsidiaries
Senior notes:
Fixed, with a weighted-average rate of 5.64%, ranging from 1.10% to 17.61%, due 2012 to 2037	41,103	43,495
Floating, with a weighted-average rate of 1.77%, ranging from 0.03% to 5.18%, due 2012 to 2044	18,480	27,447
Senior structured notes	27,578	38,891
Subordinated notes:
Fixed, with a weighted-average rate of 6.04%, ranging from 2.61% to 8.13%, due 2016 to 2038	11,454	9,423
Floating, with a weighted-average rate of 1.59%, ranging from 0.98% to 2.89%, due 2017 to 2026	1,207	1,935
Junior subordinated notes (related to trust preferred securities):
Fixed, with a weighted-average rate of 6.91%, ranging from 6.45% to 7.38%, due 2048 to perpetual	3,600	3,576
Other long-term debt	701	986
Total notes issued by Merrill Lynch & Co., Inc. and subsidiaries	104,123	125,753
Notes issued by Bank of America, N.A. and other subsidiaries
Senior notes:
Fixed, with a weighted-average rate of 5.06%, ranging from 4.00% to 7.61%, due 2012 to 2027	164	169
Floating, with a weighted-average rate of 0.28%, ranging from 0.21% to 0.77%, due 2012 to 2051	8,029	12,562
Senior structured notes	—	1,319
Subordinated notes:
Fixed, with a weighted-average rate of 5.68%, ranging from 5.30% to 6.10%, due 2016 to 2036	5,273	5,194
Floating, with a weighted-average rate of 0.83%, ranging from 0.37% to 0.85%, due 2016 to 2019	1,401	2,023
Total notes issued by Bank of America, N.A. and other subsidiaries	14,867	21,267
Other debt
Senior structured notes	1,187	—
Subordinated notes:
Fixed, with a weighted average rate of 6.87%, ranging from 6.63% to 7.13%, due 2012	983	—
Advances from Federal Home Loan Banks:
Fixed, with a weighted-average rate of 3.42%, ranging from 0.95% to 7.72%, due 2012 to 2034	18,798	41,001
Other	1,833	2,801
Total other debt	22,801	43,802
Total long-term debt excluding consolidated VIEs	323,211	377,418
Long-term debt of consolidated VIEs	49,054	71,013
Total long-term debt	$372,265	$448,431

Schedule of Maturities of Long-term Debt [Table Text Block]
The table below represents the carrying value for aggregate annual maturities of long-term debt at December 31, 2011.

Long-term Debt by Maturity

(Dollars in millions)	2012	2013	2014	2015	2016	Thereafter	Total
Bank of America Corporation	$43,877	$9,967	$19,166	$13,895	$20,575	$73,940	$181,420
Merrill Lynch & Co., Inc. and subsidiaries	22,494	16,579	17,784	4,415	3,897	38,954	104,123
Bank of America, N.A. and other subsidiaries	5,776	—	29	—	1,134	7,928	14,867
Other debt	13,738	4,888	1,658	380	15	2,122	22,801
Total long-term debt excluding consolidated VIEs	85,885	31,434	38,637	18,690	25,621	122,944	323,211
Long-term debt of consolidated VIEs	11,530	14,353	9,201	1,330	2,898	9,742	49,054
Total long-term debt	$97,415	$45,787	$47,838	$20,020	$28,519	$132,686	$372,265

Schedule of Negotiated Exchanges [Table Text Block]
The table below lists each series of Trust Securities or HITS, and the corresponding aggregate liquidation preference covered by the Exchange Agreements.

Negotiated Exchanges

Aggregate Liquidation Amount Exchanged

(Dollars in millions)
HITS
Trust XIII	$559
Trust XIV	358
Trust Securities
BAC Capital Trust I	1
BAC Capital Trust II	2
BAC Capital Trust III	1
BAC Capital Trust IV	8
BAC Capital Trust V	4
BAC Capital Trust VI	823
BAC Capital Trust VII (1)	1,114
BAC Capital Trust VIII	4
BAC Capital Trust X	9
BAC Capital Trust XI	198
BAC Capital Trust XV	446
NB Capital Trust II	76
NB Capital Trust III	269
NB Capital Trust IV	73
Fleet Capital Trust II	47
Bank of America Capital III	226
Fleet Capital Trust V	142
BankBoston Capital Trust III	136
BankBoston Capital Trust IV	95
MBNA Capital B	165
Total exchanged	$4,756
(1) Notes were denominated in British Pound. Presentation currency is U.S. Dollar.

Summary Of Outstanding Trust And Hybrid Securities And Related Notes Text Block [Table Text Block]
The Trust Securities Summary table details the outstanding Trust Securities, HITS and the related Notes previously issued which remained outstanding at December 31, 2011, as originated by Bank of America Corporation and its predecessor companies and subsidiaries, after consideration of the exchange agreements. For additional information on Trust Securities for regulatory capital purposes, see Note 18 – Regulatory Requirements and Restrictions.

Trust Securities Summary

(Dollars in millions)
Issuer	Issuance Date	Aggregate Principal Amount of Trust Securities	Aggregate Principal Amount of the Notes	Stated Maturity of the Notes	Per Annum Interest Rate of the Notes	Interest Payment Dates	Redemption Period
Bank of America
Capital Trust I	December 2001	$574	$592	December 2031	7.00%	3/15,6/15,9/15,12/15	On or after 12/15/06
Capital Trust II	January 2002	898	926	February 2032	7.00	2/1,5/1,8/1,11/1	On or after 2/01/07
Capital Trust III	August 2002	500	516	August 2032	7.00	2/15,5/15,8/15,11/15	On or after 8/15/07
Capital Trust IV	April 2003	367	379	May 2033	5.88	2/1,5/1,8/1,11/1	On or after 5/01/08
Capital Trust V	November 2004	514	530	November 2034	6.00	2/3,5/3,8/3,11/3	On or after 11/03/09
Capital Trust VI	March 2005	177	208	March 2035	5.63	3/8,9/8	Any time
Capital Trust VII (1)	August 2005	260	258	August 2035	5.25	2/10,8/10	Any time
Capital Trust VIII	August 2005	526	542	August 2035	6.00	2/25,5/25,8/25,11/25	On or after 8/25/10
Capital Trust X	March 2006	891	919	March 2055	6.25	3/29,6/29,9/29,12/29	On or after 3/29/11
Capital Trust XI	May 2006	802	833	May 2036	6.63	5/23,11/23	Any time
Capital Trust XII	August 2006	863	890	August 2055	6.88	2/2,5/2,8/2,11/2	On or after 8/02/11
Capital Trust XIII	February 2007	141	141	March 2043	3-mo. LIBOR +40 bps	3/15,6/15,9/15,12/15	On or after 3/15/17
Capital Trust XIV	February 2007	492	492	March 2043	5.63	3/15,9/15	On or after 3/15/17
Capital Trust XV	May 2007	54	54	June 2056	3-mo. LIBOR +80 bps	3/1,6/1,9/1,12/1	On or after 6/01/37
NationsBank
Capital Trust II	December 1996	289	300	December 2026	7.83	6/15,12/15	On or after 12/15/06
Capital Trust III	February 1997	231	246	January 2027	3-mo. LIBOR +55 bps	1/15,4/15,7/15,10/15	On or after 1/15/07
Capital Trust IV	April 1997	427	442	April 2027	8.25	4/15,10/15	On or after 4/15/07
BankAmerica
Institutional Capital A	November 1996	450	464	December 2026	8.07	6/30,12/31	On or after 12/31/06
Institutional Capital B	November 1996	300	309	December 2026	7.70	6/30,12/31	On or after 12/31/06
Capital II	December 1996	450	464	December 2026	8.00	6/15,12/15	On or after 12/15/06
Capital III	January 1997	174	186	January 2027	3-mo. LIBOR +57 bps	1/15,4/15,7/15,10/15	On or after 1/15/02
Barnett
Capital III	January 1997	250	258	February 2027	3-mo. LIBOR +62.5 bps	2/1,5/1,8/1,11/1	On or after 2/01/07
Fleet
Capital Trust II	December 1996	203	211	December 2026	7.92	6/15,12/15	On or after 12/15/06
Capital Trust V	December 1998	108	116	December 2028	3-mo. LIBOR +100 bps	3/18,6/18,9/18,12/18	On or after 12/18/03
Capital Trust VIII	March 2002	534	550	March 2032	7.20	3/15,6/15,9/15,12/15	On or after 3/08/07
Capital Trust IX	July 2003	175	180	August 2033	6.00	2/1,5/1,8/1,11/1	On or after 7/31/08
BankBoston
Capital Trust III	June 1997	114	122	June 2027	3-mo. LIBOR +75 bps	3/15,6/15,9/15,12/15	On or after 6/15/07
Capital Trust IV	June 1998	155	163	June 2028	3-mo. LIBOR +60 bps	3/8,6/8,9/8,12/8	On or after 6/08/03
Progress
Capital Trust I	June 1997	9	9	June 2027	10.50	6/1,12/1	On or after 6/01/07
Capital Trust II	July 2000	6	6	July 2030	11.45	1/19,7/19	On or after 7/19/10
Capital Trust III	November 2002	10	10	November 2032	3-mo. LIBOR +335 bps	2/15,5/15,8/15,11/15	On or after 11/15/07
Capital Trust IV	December 2002	5	5	January 2033	3-mo. LIBOR +335 bps	1/7,4/7,7/7,10/7	On or after 1/07/08
MBNA
Capital Trust A	December 1996	250	258	December 2026	8.28	6/1,12/1	On or after 12/01/06
Capital Trust B	January 1997	115	124	February 2027	3-mo. LIBOR +80 bps	2/1,5/1,8/1,11/1	On or after 2/01/07
Capital Trust D	June 2002	300	309	October 2032	8.13	1/1,4/1,7/1,10/1	On or after 10/01/07
Capital Trust E	November 2002	200	206	February 2033	8.10	2/15,5/15,8/15,11/15	On or after 2/15/08
ABN AMRO North America
Series I	May 2001	77	77	Perpetual	3-mo. LIBOR +175 bps	2/15,5/15,8/15,11/15	On or after 11/08/12
Series II	May 2001	77	77	Perpetual	3-mo. LIBOR +175 bps	3/15,6/15,9/15,12/15	On or after 11/08/12
Series III	May 2001	77	77	Perpetual	3-mo. LIBOR +175 bps	1/15,4/15,7/15,10/15	On or after 11/08/12
Series IV	May 2001	77	77	Perpetual	3-mo. LIBOR +175 bps	2/28,5/30,8/30,11/30	On or after 11/08/12
Series V	May 2001	77	77	Perpetual	3-mo. LIBOR +175 bps	3/30,6/30,9/30,12/30	On or after 11/08/12
Series VI	May 2001	77	77	Perpetual	3-mo. LIBOR +175 bps	1/30,4/30,7/30,10/30	On or after 11/08/12
Series VII	May 2001	88	88	Perpetual	3-mo. LIBOR +175 bps	3/15,6/15,9/15,12/15	On or after 11/08/12
Series IX	June 2001	70	70	Perpetual	3-mo. LIBOR +175 bps	3/5,6/5,9/5,12/5	On or after 11/08/12
Series X	June 2001	53	53	Perpetual	3-mo. LIBOR +175 bps	3/12,6/12,9/12,12/12	On or after 11/08/12
Series XI	June 2001	27	27	Perpetual	3-mo. LIBOR +175 bps	3/26,6/26,9/26,12/26	On or after 11/08/12
Series XII	June 2001	80	80	Perpetual	3-mo. LIBOR +175 bps	1/10,4/10,7/10,10/10	On or after 11/08/12
Series XIII	June 2001	70	70	Perpetual	3-mo. LIBOR +175 bps	1/24,4/24,7/24,10/24	On or after 11/08/12
LaSalle
Series I	August 2000	491	491	Perpetual	3-mo. LIBOR +105.5 bps thereafter	3/15,6/15,9/15,12/15	On or after 9/15/10
Series J	September 2000	94	94	Perpetual	3-mo. LIBOR +105.5 bps thereafter	3/15,6/15,9/15,12/15	On or after 9/15/10
Countrywide
Capital III	June 1997	200	206	June 2027	8.05	6/15,12/15	Only under special event
Capital IV	April 2003	500	515	April 2033	6.75	1/1,4/1,7/1,10/1	On or after 4/11/08
Capital V	November 2006	1,495	1,496	November 2036	7.00	2/1,5/1,8/1,11/1	On or after 11/01/11
Merrill Lynch
Preferred Capital Trust III	January 1998	750	900	Perpetual	7.00	3/30,6/30,9/30,12/30	On or after 3/08
Preferred Capital Trust IV	June 1998	400	480	Perpetual	7.12	3/30,6/30,9/30,12/30	On or after 6/08
Preferred Capital Trust V	November 1998	850	1,021	Perpetual	7.28	3/30,6/30,9/30,12/30	On or after 9/08
Capital Trust I	December 2006	1,050	1,051	December 2066	6.45	3/15,6/15,9/15,12/15	On or after 12/11
Capital Trust II	May 2007	950	951	June 2062	6.45	3/15,6/15,9/15,12/15	On or after 6/12
Capital Trust III	August 2007	750	751	September 2062	7.375	3/15,6/15,9/15,12/15	On or after 9/12
Total		$20,194	$21,024

(1)	Notes were denominated in British Pound. Presentation currency is U.S. Dolla

Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Schedule of Guarantor Obligations [Table Text Block]

Credit Extension Commitments

	December 31, 2011
(Dollars in millions)	Expire in One Year or Less	Expire After One Year Through Three Years	Expire After Three Years Through Five Years	Expire After Five Years	Total
Notional amount of credit extension commitments
Loan commitments	$96,291	$85,413	$120,770	$15,009	$317,483
Home equity lines of credit	1,679	7,765	20,963	37,066	67,473
Standby letters of credit and financial guarantees (1)	26,965	18,932	6,433	5,505	57,835
Letters of credit	2,828	27	5	383	3,243
Legally binding commitments	127,763	112,137	148,171	57,963	446,034
Credit card lines (2)	449,097	—	—	—	449,097
Total credit extension commitments	$576,860	$112,137	$148,171	$57,963	$895,131

	December 31, 2010
Notional amount of credit extension commitments
Loan commitments	$152,926	$144,461	$43,465	$16,172	$357,024
Home equity lines of credit	1,722	4,290	18,207	55,886	80,105
Standby letters of credit and financial guarantees (1)	35,275	18,940	4,144	5,897	64,256
Letters of credit (3)	3,698	110	—	874	4,682
Legally binding commitments	193,621	167,801	65,816	78,829	506,067
Credit card lines (2)	497,068	—	—	—	497,068
Total credit extension commitments	$690,689	$167,801	$65,816	$78,829	$1,003,135

(1)
The notional amounts of SBLCs and financial guarantees classified as investment grade and non-investment grade based on the credit quality of the underlying reference name within the instrument were $39.2 billion and $17.8 billion at December 31, 2011 and $41.1 billion and $22.4 billion at December 31, 2010. Amount includes consumer SBLCs of $859 million at December 31, 2011.

(2)	Includes business card unused lines of credit.

(3)	Amount includes $849 million of consumer letters of credit and $3.8 billion of commercial letters of credit at December 31, 2010.

Shareholders' Equity (Tables)	12 Months Ended
Dec. 31, 2011
Shareholders Equity [Abstract]
Schedule of Preferred Stock and Trust Preferred Securities [Table Text Block]
The table below lists the aggregate liquidation value of each series of preferred stock exchanged.

Preferred Stock Exchanged

	Preferred Shares Exchanged	Liquidation Value (1, 2)
(Dollars in millions, actual shares)
Non-convertible
Series D	260	$7
Series E	5,915	148
Series J	1,058	26
Series K	4,929	123
Series M	4,958	124
Series 1	1,215	36
Series 2	5,436	163
Series 3	563	17
Series 4	2,203	66
Series 5	3,288	99
Series 6	5,612	6
Total non-convertible	35,437	815
Convertible
Series L	269,139	269
Total exchanged	304,576	$1,084

(1)	Amounts shown are before third-party issuance costs.

(2)	Carrying value of preferred stock exchanged was $1,083 million

Preferred Stock [Text Block]
The table below presents a summary of perpetual preferred stock previously issued by the Corporation and remaining outstanding at December 31, 2011.

Preferred Stock Summary

(Dollars in millions, except as noted)
Series	Description	Initial Issuance Date	Total Shares Outstanding	Liquidation Preference per Share (in dollars)	Carrying Value (1)	Per Annum Dividend Rate	Redemption Period
Series B (2)	7% Cumulative Redeemable	June 1997	7,571	$100	$1	7.00%	n/a
Series D (3, 8)	6.204% Non-Cumulative	September 2006	26,174	25,000	654	6.204%	On or after September 14, 2011
Series E (3, 8)	Floating Rate Non-Cumulative	November 2006	13,576	25,000	340	Annual rate equal to the greater of (a) 3-mo. LIBOR + 35 bps and (b) 4.00%	On or after November 15, 2011
Series H (3, 8)	8.20% Non-Cumulative	May 2008	114,483	25,000	2,862	8.20%	On or after May 1, 2013
Series I (3, 8)	6.625% Non-Cumulative	September 2007	14,584	25,000	365	6.625%	On or after October 1, 2017
Series J (3, 8)	7.25% Non-Cumulative	November 2007	38,053	25,000	951	7.25%	On or after November 1, 2012
Series K (3, 9)	Fixed-to-Floating Rate Non-Cumulative	January 2008	61,773	25,000	1,544	8.00% through 1/29/18; 3-mo. LIBOR + 363 bps thereafter	On or after January 30, 2018
Series L	7.25% Non-Cumulative Perpetual Convertible	January 2008	3,080,182	1,000	3,080	7.25%	n/a
Series M (3, 9)	Fixed-to-Floating Rate Non-Cumulative	April 2008	52,399	25,000	1,310	8.125% through 5/14/18; 3-mo. LIBOR + 364 bps thereafter	On or after May 15, 2018
Series T	6% Cumulative	September 2011	50,000	100,000	2,918	6.00%	See description in Preferred Stock in this Note
Series 1 (3, 4)	Floating Rate Non-Cumulative	November 2004	3,646	30,000	109	3-mo. LIBOR + 75 bps (5)	On or after November 28, 2009
Series 2 (3, 4)	Floating Rate Non-Cumulative	March 2005	12,111	30,000	363	3-mo. LIBOR + 65 bps (5)	On or after November 28, 2009
Series 3 (3, 4)	6.375% Non-Cumulative	November 2005	21,773	30,000	653	6.375%	On or after November 28, 2010
Series 4 (3, 4)	Floating Rate Non-Cumulative	November 2005	10,773	30,000	323	3-mo. LIBOR + 75 bps (6)	On or after November 28, 2010
Series 5 (3, 4)	Floating Rate Non-Cumulative	March 2007	16,902	30,000	507	3-mo. LIBOR + 50 bps (6)	On or after May 21, 2012
Series 6 (3, 7)	6.70% Non-Cumulative Perpetual	September 2007	59,388	1,000	60	6.70%	On or after February 3, 2009
Series 7 (3, 7)	6.25% Non-Cumulative Perpetual	September 2007	16,596	1,000	17	6.25%	On or after March 18, 2010
Series 8 (3, 4)	8.625% Non-Cumulative	April 2008	89,100	30,000	2,673	8.625%	On or after May 28, 2013
Total			3,689,084		$18,730

(1)	Amounts shown are before third-party issuance costs and other Merrill Lynch purchase accounting related adjustments of $333 million.

(2)	Series B Preferred Stock does not have early redemption/call rights.

(3)	The Corporation may redeem series of preferred stock on or after the redemption date, in whole or in part, at its option, at the liquidation preference plus declared and unpaid dividends.

(4)	Ownership is held in the form of depositary shares, each representing a 1/1200th interest in a share of preferred stock, paying a quarterly cash dividend, if and when declared.

(5)	Subject to 3.00% minimum rate per annum.

(6)	Subject to 4.00% minimum rate per annum.

(7)	Ownership is held in the form of depositary shares, each representing a 1/40th interest in a share of preferred stock, paying a quarterly cash dividend, if and when declared.

(8)	Ownership is held in the form of depositary shares, each representing a 1/1000th interest in a share of preferred stock, paying a quarterly cash dividend, if and when declared.

(9)
Ownership is held in the form of depositary shares, each representing a 1/25th interest in a share of preferred stock, paying a semi-annual cash dividend, if and when declared, until the redemption date adjusts to a quarterly cash dividend, if and when declared, thereafter.

n/a = not applicable

Accumulated Other Comprehensive Income (Loss) (Tables)	12 Months Ended
Dec. 31, 2011
Accumulated Other Comprehensive Income [Abstract]
Accumulated OCI
The table below presents the changes in accumulated OCI in 2009, 2010 and 2011, net-of-tax.

(Dollars in millions)	Available-for- Sale Debt Securities	Available-for- Sale Marketable Equity Securities	Derivatives	Employee Benefit Plans (1)	Foreign Currency (2)	Total
Balance, December 31, 2008	$(5,956)	$3,935	$(3,458)	$(4,642)	$(704)	$(10,825)
Cumulative adjustment for accounting change – OTTI (3)	(71)	—	—	—	—	(71)
Net change in fair value recorded in accumulated OCI	6,364	2,651	153	318	211	9,697
Net realized (gains) losses reclassified into earnings	(965)	(4,457)	770	232	—	(4,420)
Balance, December 31, 2009	$(628)	$2,129	$(2,535)	$(4,092)	$(493)	$(5,619)
Cumulative adjustments for accounting changes: (3)
Consolidation of certain variable interest entities	(116)	—	—	—	—	(116)
Credit-related notes	229	—	—	—	—	229
Net change in fair value recorded in accumulated OCI	2,210	5,657	(1,108)	(104)	(44)	6,611
Net realized (gains) losses reclassified into earnings	(981)	(1,127)	407	249	281	(1,171)
Balance, December 31, 2010	$714	$6,659	$(3,236)	$(3,947)	$(256)	$(66)
Net change in fair value recorded in accumulated OCI	4,331	(2,539)	(1,567)	(714)	(34)	(523)
Net realized (gains) losses reclassified into earnings	(1,945)	(4,117)	1,018	270	(74)	(4,848)
Balance, December 31, 2011	$3,100	$3	$(3,785)	$(4,391)	$(364)	$(5,437)

(1)	Net change in fair value represents after-tax adjustments based on the final year-end actuarial valuations. For more information on employee benefit plans, see Note 19 – Employee Benefit Plans.

(2)	Net change in fair value represents only the impact of changes in spot foreign exchange rates on the Corporation’s net investment in non-U.S. operations and related hedges.

(3)	For additional information on the adoption of new accounting guidance, see Note 1 – Summary of Significant Accounting Principles and Note 5 – Securities.
Pre-tax amounts included in accumulated OCI for employee benefit plans at December 31, 2011 and 2010 are presented in the table below.

Pre-tax Amounts included in Accumulated OCI

	Qualified Pension Plans		Non-U.S. Pension Plans		Nonqualified and Other Pension Plans		Postretirement Health and Life Plans		Total
(Dollars in millions)	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Net actuarial (gain) loss	$6,743	$5,461	$(212)	$(20)	$409	$656	$(59)	$(27)	$6,881	$6,070
Transition obligation	—	—	—	—	—	—	32	63	32	63
Prior service cost (credits)	67	98	3	1	(7)	(15)	33	58	96	142
Amounts recognized in accumulated OCI	$6,810	$5,559	$(209)	$(19)	$402	$641	$6	$94	$7,009	$6,275

Earnings Per Common Share (Tables)	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Calculation of Earnings Per Common Share and Diluted Earnings Per Common Share
The calculation of EPS and diluted EPS for 2011, 2010 and 2009 is presented below. See Note 1 – Summary of Significant Accounting Principles for additional information on the calculation of EPS.

(Dollars in millions, except per share information; shares in thousands)	2011	2010	2009
Earnings (loss) per common share
Net income (loss)	$1,446	$(2,238)	$6,276
Preferred stock dividends	(1,361)	(1,357)	(4,494)
Accelerated accretion from redemption of preferred stock issued to the U.S. Treasury	—	—	(3,986)
Net income (loss) applicable to common shareholders	85	(3,595)	(2,204)
Dividends and undistributed earnings allocated to participating securities	(1)	(4)	(6)
Net income (loss) allocated to common shareholders	$84	$(3,599)	$(2,210)
Average common shares issued and outstanding	10,142,625	9,790,472	7,728,570
Earnings (loss) per common share	$0.01	$(0.37)	$(0.29)
Diluted earnings (loss) per common share
Net income (loss) applicable to common shareholders	$85	$(3,595)	$(2,204)
Dividends and undistributed earnings allocated to participating securities	(1)	(4)	(6)
Net income (loss) allocated to common shareholders	$84	$(3,599)	$(2,210)
Average common shares issued and outstanding	10,142,625	9,790,472	7,728,570
Dilutive potential common shares (1)	112,199	—	—
Total diluted average common shares issued and outstanding	10,254,824	9,790,472	7,728,570
Diluted earnings (loss) per common share	$0.01	$(0.37)	$(0.29)

(1)	Includes incremental shares from RSUs, restricted stock shares, stock options and warrants.

Regulatory Requirements and Restrictions (Tables)	12 Months Ended
Dec. 31, 2011
Regulatory Requirements and Restrictions [Abstract]
Schedule of Compliance with Regulatory Capital Requirements under Banking Regulations [Table Text Block]
The table below presents actual and minimum required regulatory capital amounts for 2011 and 2010.

Regulatory Capital

	December 31
	2011			2010
	Actual			Actual
(Dollars in millions)	Ratio	Amount	Minimum Required (1)	Ratio	Amount	Minimum Required (1)
Risk-based capital
Tier 1 common
Bank of America Corporation	9.86%	$126,690	n/a	8.60%	$125,139	n/a
Tier 1
Bank of America Corporation	12.40	159,232	$51,379	11.24	163,626	$58,238
Bank of America, N.A.	11.74	119,881	40,830	10.78	114,345	42,416
FIA Card Services, N.A.	17.63	24,660	5,596	15.30	25,589	6,691
Total
Bank of America Corporation	16.75	215,101	102,757	15.77	229,594	116,476
Bank of America, N.A.	15.17	154,885	81,661	14.26	151,255	84,831
FIA Card Services, N.A.	19.01	26,594	11,191	16.94	28,343	13,383
Tier 1 leverage
Bank of America Corporation	7.53	159,232	84,557	7.21	163,626	90,811
Bank of America, N.A.	8.65	119,881	55,454	7.83	114,345	58,391
FIA Card Services, N.A.	14.22	24,660	6,935	13.21	25,589	7,748

(1)	Dollar amount required to meet guidelines for adequately capitalized institutions.
n/a = not applicable

Employee Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans [Abstract]
Schedule of Defined Benefit Plans Disclosures [Table Text Block]

Pension and Postretirement Plans

	Qualified Pension Plans (1)		Non-U.S. Pension Plans (1)		Nonqualified and Other Pension Plans (1)		Postretirement Health and Life Plans (1)
(Dollars in millions)	2011	2010	2011	2010	2011	2010	2011	2010
Change in fair value of plan assets
Fair value, January 1	$15,648	$14,527	$1,691	$1,522	$2,689	$2,535	$108	$113
Actual return on plan assets	182	1,835	295	166	493	272	2	13
Company contributions	—	—	104	99	99	196	84	100
Plan participant contributions	—	—	3	2	—	—	133	139
Benefits paid	(760)	(714)	(63)	(63)	(220)	(314)	(255)	(275)
Plan transfer	—	—	10	—	—	—	—	—
Federal subsidy on benefits paid	n/a	n/a	n/a	n/a	n/a	n/a	19	18
Foreign currency exchange rate changes	n/a	n/a	(18)	(35)	n/a	n/a	—	—
Fair value, December 31	$15,070	$15,648	$2,022	$1,691	$3,061	$2,689	$91	$108
Change in projected benefit obligation
Projected benefit obligation, January 1	$13,938	$13,048	$1,916	$1,813	$3,078	$2,918	$1,704	$1,620
Service cost	423	397	43	32	3	3	15	14
Interest cost	746	748	99	95	152	163	80	92
Plan participant contributions	—	—	3	2	—	—	133	139
Plan amendments	(11)	—	2	2	—	—	(21)	64
Actuarial loss (gain)	555	459	(19)	78	124	308	(56)	32
Benefits paid	(760)	(714)	(63)	(63)	(220)	(314)	(255)	(275)
Plan transfer	—	—	15	—	—	—	—	—
Federal subsidy on benefits paid	n/a	n/a	n/a	n/a	n/a	n/a	19	18
Foreign currency exchange rate changes	n/a	n/a	(12)	(43)	—	—	—	—
Projected benefit obligation, December 31	$14,891	$13,938	$1,984	$1,916	$3,137	$3,078	$1,619	$1,704
Amount recognized, December 31	$179	$1,710	$38	$(225)	$(76)	$(389)	$(1,528)	$(1,596)
Funded status, December 31
Accumulated benefit obligation	$13,968	$13,192	$1,883	$1,781	$3,135	$3,077	n/a	n/a
Overfunded (unfunded) status of ABO	1,102	2,456	139	(90)	(74)	(388)	n/a	n/a
Provision for future salaries	923	746	101	135	2	1	n/a	n/a
Projected benefit obligation	14,891	13,938	1,984	1,916	3,137	3,078	$1,619	$1,704
Weighted-average assumptions, December 31
Discount rate	4.95%	5.45%	4.87%	5.32%	4.65%	5.20%	4.65%	5.10%
Rate of compensation increase	4.00	4.00	4.42	4.85	4.00	4.00	n/a	n/a

(1)	The measurement date for the Qualified Pension Plans, Non-U.S. Pension Plans, Nonqualified and Other Pension Plans, and Postretirement Health and Life Plans was December 31 of each year reported.
n/a = not applicable

Schedule of Amounts Recognized in Balance Sheet [Table Text Block]
Amounts recognized in the Corporation’s Consolidated Balance Sheet at December 31, 2011 and 2010 are presented in the table below.

Amounts Recognized on Consolidated Balance Sheet

	Qualified Pension Plans		Non-U.S. Pension Plans		Nonqualified and Other Pension Plans		Postretirement Health and Life Plans
(Dollars in millions)	2011	2010	2011	2010	2011	2010	2011	2010
Other assets	$246	$1,710	$342	$33	$1,096	$809	$—	$—
Accrued expenses and other liabilities	(67)	—	(304)	(258)	(1,172)	(1,198)	(1,528)	(1,596)
Net amount recognized at December 31	$179	$1,710	$38	$(225)	$(76)	$(389)	$(1,528)	$(1,596)

Schedule of Accumulated Benefit Obligations in Excess of Fair Value of Plan Assets [Table Text Block]
Pension Plans with ABO and PBO in excess of plan assets as of December 31, 2011 and 2010 are presented in the table below. For the non-qualified plans not subject to ERISA or non-U.S. pension plans, funding strategies vary due to legal requirements and local practices.

Plans with ABO and PBO in Excess of Plan Assets

	Qualified Pension Plans		Non-U.S. Pension Plans		Nonqualified and Other Pension Plans
(Dollars in millions)	2011	2010	2011	2010	2011	2010
Plans with ABO in excess of plan assets
PBO	$—	$—	$732	$477	$1,174	$1,200
ABO	—	—	698	466	1,173	1,199
Fair value of plan assets	—	—	428	259	2	2
Plans with PBO in excess of plan assets
PBO	$6,624	$—	$732	$642	$1,174	$1,200
Fair value of plan assets	6,557	—	428	384	2	2

Schedule of Net Benefit Costs [Table Text Block]
Net periodic benefit cost for 2011, 2010 and 2009 included the following components.

Net Periodic Benefit Cost

	Qualified Pension Plans			Non-U.S. Pension Plans
(Dollars in millions)	2011	2010	2009	2011	2010	2009
Components of net periodic benefit cost
Service cost	$423	$397	$387	$43	$32	$30
Interest cost	746	748	740	99	95	76
Expected return on plan assets	(1,296)	(1,263)	(1,231)	(115)	(97)	(74)
Amortization of prior service cost	20	28	39	—	—	—
Amortization of net actuarial loss (gain)	387	362	377	—	(1)	—
Recognized gain due to settlements and curtailments	—	—	—	—	—	(2)
Recognized termination benefit costs	—	—	36	—	—	—
Net periodic benefit cost	$280	$272	$348	$27	$29	$30
Weighted-average assumptions used to determine net cost for years ended December 31
Discount rate	5.45%	5.75%	6.00%	5.32%	5.41%	5.55%
Expected return on plan assets	8.00	8.00	8.00	6.58	6.60	6.78
Rate of compensation increase	4.00	4.00	4.00	4.85	4.67	4.61

	Nonqualified and Other Pension Plans			Postretirement Health and Life Plans
(Dollars in millions)	2011	2010	2009	2011	2010	2009
Components of net periodic benefit cost
Service cost	$3	$3	$4	$15	$14	$16
Interest cost	152	163	167	80	92	93
Expected return on plan assets	(141)	(138)	(148)	(9)	(9)	(8)
Amortization of transition obligation	—	—	—	31	31	31
Amortization of prior service cost (credits)	(8)	(8)	(8)	4	6	—
Amortization of net actuarial loss (gain)	16	10	5	(17)	(49)	(77)
Recognized loss due to settlements and curtailments	3	17	2	—	—	—
Net periodic benefit cost	$25	$47	$22	$104	$85	$55
Weighted-average assumptions used to determine net cost for years ended December 31
Discount rate	5.20%	5.75%	6.00%	5.10%	5.75%	6.00%
Expected return on plan assets	5.25	5.25	5.25	8.00	8.00	8.00
Rate of compensation increase	4.00	4.00	4.00	n/a	n/a	n/a
n/a = not applicable

Schedule of Accumulated Other Comprehensive Income (Loss) [Table Text Block]
The table below presents the changes in accumulated OCI in 2009, 2010 and 2011, net-of-tax.

(Dollars in millions)	Available-for- Sale Debt Securities	Available-for- Sale Marketable Equity Securities	Derivatives	Employee Benefit Plans (1)	Foreign Currency (2)	Total
Balance, December 31, 2008	$(5,956)	$3,935	$(3,458)	$(4,642)	$(704)	$(10,825)
Cumulative adjustment for accounting change – OTTI (3)	(71)	—	—	—	—	(71)
Net change in fair value recorded in accumulated OCI	6,364	2,651	153	318	211	9,697
Net realized (gains) losses reclassified into earnings	(965)	(4,457)	770	232	—	(4,420)
Balance, December 31, 2009	$(628)	$2,129	$(2,535)	$(4,092)	$(493)	$(5,619)
Cumulative adjustments for accounting changes: (3)
Consolidation of certain variable interest entities	(116)	—	—	—	—	(116)
Credit-related notes	229	—	—	—	—	229
Net change in fair value recorded in accumulated OCI	2,210	5,657	(1,108)	(104)	(44)	6,611
Net realized (gains) losses reclassified into earnings	(981)	(1,127)	407	249	281	(1,171)
Balance, December 31, 2010	$714	$6,659	$(3,236)	$(3,947)	$(256)	$(66)
Net change in fair value recorded in accumulated OCI	4,331	(2,539)	(1,567)	(714)	(34)	(523)
Net realized (gains) losses reclassified into earnings	(1,945)	(4,117)	1,018	270	(74)	(4,848)
Balance, December 31, 2011	$3,100	$3	$(3,785)	$(4,391)	$(364)	$(5,437)

(1)	Net change in fair value represents after-tax adjustments based on the final year-end actuarial valuations. For more information on employee benefit plans, see Note 19 – Employee Benefit Plans.

(2)	Net change in fair value represents only the impact of changes in spot foreign exchange rates on the Corporation’s net investment in non-U.S. operations and related hedges.

(3)	For additional information on the adoption of new accounting guidance, see Note 1 – Summary of Significant Accounting Principles and Note 5 – Securities.
Pre-tax amounts included in accumulated OCI for employee benefit plans at December 31, 2011 and 2010 are presented in the table below.

Pre-tax Amounts included in Accumulated OCI

	Qualified Pension Plans		Non-U.S. Pension Plans		Nonqualified and Other Pension Plans		Postretirement Health and Life Plans		Total
(Dollars in millions)	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Net actuarial (gain) loss	$6,743	$5,461	$(212)	$(20)	$409	$656	$(59)	$(27)	$6,881	$6,070
Transition obligation	—	—	—	—	—	—	32	63	32	63
Prior service cost (credits)	67	98	3	1	(7)	(15)	33	58	96	142
Amounts recognized in accumulated OCI	$6,810	$5,559	$(209)	$(19)	$402	$641	$6	$94	$7,009	$6,275

Schedule of Amounts Recognized in Other Comprehensive Income (Loss) [Table Text Block]

Pre-tax Amounts Recognized in OCI

(Dollars in millions)	Qualified Pension Plans	Non-U.S. Pension Plans	Nonqualified and Other Pension Plans	Postretirement Health and Life Plans	Total
Other changes in plan assets and benefit obligations recognized in OCI
Current year actuarial (gain) loss	$1,669	$(192)	$(228)	$(49)	$1,200
Amortization of actuarial gain (loss)	(387)	—	(19)	17	(389)
Current year prior service cost (credit)	(11)	2	—	(21)	(30)
Amortization of prior service credit (cost)	(20)	—	8	(4)	(16)
Amortization of transition obligation	—	—	—	(31)	(31)
Amounts recognized in OCI	$1,251	$(190)	$(239)	$(88)	$734

Pre Tax Amount Amortized From Accumulated Other Comprehensive Income [Table Text Block]

Estimated Pre-tax Amounts from Accumulated OCI into Period Cost

(Dollars in millions)	Qualified Pension Plans (1)	Non-U.S. Pension Plans	Nonqualified and Other Pension Plans	Postretirement Health and Life Plans	Total
Net actuarial (gain) loss	$598	$(8)	$10	$(19)	$581
Prior service cost (credit)	18	—	(7)	4	15
Transition obligation	—	—	—	31	31
Total amortized from accumulated OCI	$616	$(8)	$3	$16	$627

(1)	Estimates are subject to change based on final calculations related to the pension plan freeze discussed on page 92.

Schedule of Allocation of Plan Assets [Table Text Block]

2012 Target Allocation Percentage

Asset Category	Qualified Pension Plans	Non-U.S. Pension Plans	Nonqualified and Other Pension Plans	Postretirement Health and Life Plans
Equity securities	60 – 80	25 – 75	0 – 5	50 – 75
Debt securities	20 – 40	10 – 60	95 – 100	25 – 45
Real estate	0 – 5	0 – 15	0 – 5	0 – 5
Other	0 – 10	5 – 40	0 – 5	0 – 5

Plan Investment Assets Measured At Fair Value By Level [Table Text Block]
Plan investment assets measured at fair value by level and in total at December 31, 2011 and 2010 are summarized in the Fair Value Measurements table.

Fair Value Measurements

	December 31, 2011
(Dollars in millions)	Level 1	Level 2	Level 3	Total
Cash and short-term investments
Money market and interest-bearing cash	$1,065	$—	$—	$1,065
Cash and cash equivalent commingled/mutual funds	—	30	—	30
Fixed income
U.S. government and government agency securities	1,197	2,899	13	4,109
Corporate debt securities	—	1,058	—	1,058
Asset-backed securities	—	907	—	907
Non-U.S. debt securities	53	479	10	542
Fixed income commingled/mutual funds	82	1,487	—	1,569
Equity
Common and preferred equity securities	6,862	—	—	6,862
Equity commingled/mutual funds	390	2,094	—	2,484
Public real estate investment trusts	200	—	—	200
Real estate
Private real estate	—	—	113	113
Real estate commingled/mutual funds	—	11	249	260
Limited partnerships	—	105	232	337
Other investments (1)	14	572	122	708
Total plan investment assets, at fair value	$9,863	$9,642	$739	$20,244

	December 31, 2010
Cash and short-term investments
Money market and interest-bearing cash	$1,471	$—	$—	$1,471
Cash and cash equivalent commingled/mutual funds	—	45	—	45
Fixed income
U.S. government and government agency securities	701	2,604	14	3,319
Corporate debt securities	—	1,106	—	1,106
Asset-backed securities	—	796	—	796
Non-U.S. debt securities	36	420	9	465
Fixed income commingled/mutual funds	240	1,503	—	1,743
Equity
Common and preferred equity securities	6,980	1	—	6,981
Equity commingled/mutual funds	637	2,374	—	3,011
Public real estate investment trusts	—	168	—	168
Real estate
Private real estate	—	—	110	110
Real estate commingled/mutual funds	30	2	215	247
Limited partnerships	—	101	230	331
Other investments (1)	19	230	94	343
Total plan investment assets, at fair value	$10,114	$9,350	$672	$20,136

(1)
Other investments represent interest rate swaps of $467 million and $198 million, participant loans of $75 million and $79 million, commodity and balanced funds of $116 million and $38 million and other various investments of $50 million and $28 million at December 31, 2011 and 2010.

Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Table Text Block]
The Level 3 - Fair Value Measurements table presents a reconciliation of all plan investment assets measured at fair value using significant unobservable inputs (Level 3) during 2011 and 2010.

Level 3 – Fair Value Measurements

	2011
(Dollars in millions)	Balance January 1	Actual Return on Plan Assets Still Held at the Reporting Date	Purchases	Sales and Settlements	Transfers into/ (out of) Level 3	Balance December 31
Fixed income
U.S. government and government agency securities	$14	$(1)	$—	$—	$—	$13
Non-U.S. debt securities	9	—	3	(2)	—	10
Real estate
Private real estate	110	—	3	—	—	113
Real estate commingled/mutual funds	215	26	9	(1)	—	249
Limited partnerships	230	(6)	13	(5)	—	232
Other investments	94	1	26	—	1	122
Total	$672	$20	$54	$(8)	$1	$739

	2010
Fixed income
U.S. government and government agency securities	$—	$—	$—	$—	$14	$14
Non-U.S. debt securities	6	1	—	—	2	9
Real estate
Private real estate	119	(9)	1	(1)	—	110
Real estate commingled/mutual funds	195	(4)	24	—	—	215
Limited partnerships	162	13	7	(5)	53	230
Other investments	188	—	18	(1)	(111)	94
Total	$670	$1	$50	$(7)	$(42)	$672

	2009
Fixed income
Corporate debt securities	$1	$(1)	$—	$—	$—	$—
Non-U.S. debt securities	6	—	—	—	—	6
Real estate
Private real estate	149	(29)	—	(1)	—	119
Real estate commingled/mutual funds	281	(92)	6	—	—	195
Limited partnerships	91	14	41	(4)	20	162
Other investments	293	(106)	5	(4)	—	188
Total	$821	$(214)	$52	$(9)	$20	$670

Schedule of Expected Benefit Payments [Table Text Block]

Projected Benefit Payments

				Postretirement Health and Life Plans
(Dollars in millions)	Qualified Pension Plans (1)	Non-U.S. Pension Plans (2)	Nonqualified and Other Pension Plans (2)	Net Payments (3)	Medicare Subsidy
2012	$1,054	$67	$251	$159	$18
2013	1,059	69	244	160	18
2014	1,062	71	238	161	18
2015	1,062	72	238	160	18
2016	1,060	74	238	157	18
2017 – 2021	5,283	392	1,128	702	81

(1)	Benefit payments expected to be made from the plans’ assets.

(2)	Benefit payments expected to be made from a combination of the plans’ and the Corporation’s assets.

(3)	Benefit payments (net of retiree contributions) expected to be made from a combination of the plans’ and the Corporation’s assets.

Stock-based Compensation Plans (Tables)	12 Months Ended
Dec. 31, 2011
Stock-based Compensation Plans [Abstract]
Restricted Stock Awards [Table Text Block]
The table below presents the status of the share-settled restricted stock/units at December 31, 2011 and changes during 2011.

Restricted Stock/Unit Details

	Shares	Weighted- average Exercise Price
Outstanding at January 1, 2011	212,072,669	$13.37
Granted	138,083,421	14.49
Vested	(80,788,009)	14.90
Canceled	(15,401,263)	13.99
Outstanding at December 31, 2011	253,966,818	$13.46

Schedule of Share-based Compensation, Stock Options, Activity [Table Text Block]
The table below presents the status of all option plans at December 31, 2011 and changes during 2011. Outstanding options at December 31, 2011 include 21 million options under the Key Employee Stock Plan, 135 million options under the Key Associate Stock Plan and 52 million options to employees of predecessor company plans assumed in mergers.

Stock Options

	Options	Weighted- average Exercise Price
Outstanding at January 1, 2011	261,122,819	$50.61
Forfeited	(52,853,270)	65.12
Outstanding at December 31, 2011	208,269,549	46.93
Options exercisable at December 31, 2011	208,259,354	46.93
Options vested and expected to vest (1)	208,269,549	46.93

(1)	Includes vested shares and nonvested shares after a forfeiture rate is applied.

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Schedule of Components of Income Tax Expense (Benefit) [Table Text Block]
The components of income tax expense (benefit) for 2011, 2010 and 2009 were as presented in the table below.

Income Tax Expense (Benefit)

(Dollars in millions)	2011	2010	2009
Current income tax expense (benefit)
U.S. federal	$(733)	$(666)	$(3,576)
U.S. state and local	393	158	555
Non-U.S.	613	815	735
Total current expense (benefit)	273	307	(2,286)
Deferred income tax expense (benefit)
U.S. federal	(2,673)	(287)	792
U.S. state and local	(584)	201	(620)
Non-U.S.	1,308	694	198
Total deferred expense (benefit)	(1,949)	608	370
Total income tax expense (benefit)	$(1,676)	$915	$(1,916)

Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
A reconciliation between the expected U.S. federal income tax expense using the federal statutory tax rate of 35 percent to the Corporation’s actual income tax expense (benefit) and resulting effective tax rate for 2011, 2010 and 2009 is presented in the Reconciliation of Income Tax Expense (Benefit) table.

Reconciliation of Income Tax Expense (Benefit)

	2011		2010		2009
(Dollars in millions)	Amount	Percent	Amount	Percent	Amount	Percent
Expected U.S. federal income tax expense (benefit)	$(81)	35.0%	$(463)	35.0%	$1,526	35.0%
Increase (decrease) in taxes resulting from:		(10)%
State tax expense (benefit), net of federal effect	(124)		233	(17.6)	(42)	(1.0)
Change in federal and non-U.S. valuation allowances	(1,102)		(1,657)	125.4	(650)	(14.9)
Subsidiary sales and liquidations	(823)		—	—	(595)	(13.7)
Low-income housing credits/other credits	(800)		(732)	55.4	(668)	(15.3)
Tax-exempt income, including dividends	(614)		(981)	74.2	(863)	(19.8)
Non-U.S. tax differential	(383)		(190)	14.4	(709)	(16.3)
Changes in prior period UTBs (including interest)	(239)		(349)	26.4	87	2.0
Goodwill - impairment and other	1,420		4,508	(341.0)	—	—
Non-U.S. statutory rate reductions	860		392	(29.7)	—	—
Leveraged lease tax differential	121		98	(7.4)	59	1.4
Nondeductible expenses	119		99	(7.5)	69	1.6
Other	(30)		(43)	3.2	(130)	(3.0)
Total income tax expense (benefit)	$(1,676)	n/m	$915	(69.2)%	$(1,916)	(44.0)%

Reconciliation of Change in Unrecognized Tax Benefits [Table Text Block]
The reconciliation of the beginning unrecognized tax benefits (UTB) balance to the ending balance is presented in the table below.

Reconciliation of the Change in Unrecognized Tax Benefits

(Dollars in millions)	2011	2010	2009
Beginning balance	$5,169	$5,253	$3,541
Increases related to positions taken during the current year	219	172	181
Positions acquired or assumed in business combinations	—	—	1,924
Increases related to positions taken during prior years (1)	879	755	791
Decreases related to positions taken during prior years (1)	(1,669)	(657)	(554)
Settlements	(277)	(305)	(615)
Expiration of statute of limitations	(118)	(49)	(15)
Ending balance	$4,203	$5,169	$5,253

(1)
The sum per year of positions taken during prior years differs from the $(239) million, $(349) million and $87 million in the Reconciliation of Income Tax Expense (Benefit) table due to temporary items and jurisdictional offsets, as well as the inclusion of interest in the Reconciliation of Income Tax Expense (Benefit) table.

Summary of Income Tax Examinations [Table Text Block]
The Tax Examination Status table summarizes the status of significant examinations (U.S. federal unless otherwise noted) for the Corporation and various acquired subsidiaries as of December 31, 2011.

Tax Examination Status

	Years under Examination (1)	Status at December 31, 2011
Bank of America Corporation – U.S.	2001 – 2009	See below
Bank of America Corporation – New York	1999 – 2003	Field examination
Merrill Lynch – U.S.	2004 -- 2008	See below
Various – U.K.	2007 -- 2009	Field examination
Fleet Boston – U.S.	2001 – 2004	In Appeals process

(1)	All tax years subsequent to the years shown remain open to examination.

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
Significant components of the Corporation’s net deferred tax assets and liabilities at December 31, 2011 and 2010 are presented in the Deferred Tax Assets and Liabilities table.

Deferred Tax Assets and Liabilities

	December 31
(Dollars in millions)	2011	2010
Deferred tax assets
Net operating loss (NOL) carryforwards	$14,307	$18,732
Allowance for credit losses	11,824	14,659
Accrued expenses	8,340	3,550
Employee compensation and retirement benefits	4,792	3,868
Credit carryforwards	4,510	4,183
State income taxes	2,489	1,791
Security and loan valuations	1,091	427
Capital loss carryforwards	—	1,530
Other	1,654	1,960
Gross deferred tax assets	49,007	50,700
Valuation allowance	(1,796)	(2,976)
Total deferred tax assets, net of valuation allowance	47,211	47,724

Deferred tax liabilities
Long-term borrowings	3,360	3,328
Equipment lease financing	3,042	2,957
Mortgage servicing rights	1,993	4,280
Intangibles	1,894	2,146
Available-for-sale securities	1,811	4,330
Fee income	1,038	1,235
Other	2,074	2,375
Gross deferred tax liabilities	15,212	20,651
Net deferred tax assets	$31,999	$27,073

Deferred Tax Assets And Related Valuation Allowances Recognized For Net Operating And Other Loss Carryforwards And Tax Credit Carryforwards Text Block [Table Text Block]
The table below summarizes the deferred tax assets and related valuation allowances recognized for the net operating loss and tax credit carryforwards at December 31, 2011.

NOL and Tax Credit Carryforwards

(Dollars in millions)	Deferred Tax Asset	Valuation Allowance	Net Deferred Tax Asset	First Year Expiring
Net operating losses – U.S.	$5,088	$—	$5,088	After 2027
Net operating losses – U.K.	8,836	—	8,836	None (1)
Net operating losses – other non-U.S.	383	(251)	132	Various
Net operating losses – U.S. states (2)	1,879	(915)	964	Various
General business credits	2,327	—	2,327	After 2027
Foreign tax credits	2,183	(246)	1,937	After 2017

(1)	The U.K. NOLs may be carried forward indefinitely.

(2)	The NOLs and related valuation allowances for U.S. states before considering the benefit of federal deductions were $2.9 billion and $1.4 billion.

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value Assets and liabilities measured on Recurring basis

	December 31, 2011
	Fair Value Measurements
(Dollars in millions)	Level 1 (1)	Level 2 (1)	Level 3	Netting Adjustments (2)	Assets/Liabilities at Fair Value
Assets
Federal funds sold and securities borrowed or purchased under agreements to resell	$—	$87,453	$—	$—	$87,453
Trading account assets:
U.S. government and agency securities	30,540	22,073	—	—	52,613
Corporate securities, trading loans and other	1,067	28,624	6,880	—	36,571
Equity securities	17,181	5,949	544	—	23,674
Non-U.S. sovereign debt	33,667	8,937	342	—	42,946
Mortgage trading loans and ABS	—	9,826	3,689	—	13,515
Total trading account assets	82,455	75,409	11,455	—	169,319
Derivative assets (3)	2,186	1,865,310	14,366	(1,808,839)	73,023
AFS debt securities:
U.S. Treasury securities and agency securities	39,389	3,475	—	—	42,864
Mortgage-backed securities:
Agency	—	142,526	37	—	142,563
Agency-collateralized mortgage obligations	—	44,999	—	—	44,999
Non-agency residential	—	13,907	860	—	14,767
Non-agency commercial	—	5,482	40	—	5,522
Non-U.S. securities	1,664	3,256	—	—	4,920
Corporate/Agency bonds	—	2,873	162	—	3,035
Other taxable securities	20	8,593	4,265	—	12,878
Tax-exempt securities	—	1,955	2,648	—	4,603
Total AFS debt securities	41,073	227,066	8,012	—	276,151
Loans and leases	—	6,060	2,744	—	8,804
Mortgage servicing rights	—	—	7,378	—	7,378
Loans held-for-sale	—	4,243	3,387	—	7,630
Other assets	18,963	13,886	4,235	—	37,084
Total assets	$144,677	$2,279,427	$51,577	$(1,808,839)	$666,842
Liabilities
Interest-bearing deposits in U.S. offices	$—	$3,297	$—	$—	$3,297
Federal funds purchased and securities loaned or sold under agreements to repurchase	—	34,235	—	—	34,235
Trading account liabilities:
U.S. government and agency securities	19,120	1,590	—	—	20,710
Equity securities	13,259	1,335	—	—	14,594
Non-U.S. sovereign debt	16,760	680	—	—	17,440
Corporate securities and other	829	6,821	114	—	7,764
Total trading account liabilities	49,968	10,426	114	—	60,508
Derivative liabilities (3)	2,055	1,850,804	8,500	(1,801,839)	59,520
Other short-term borrowings	—	6,558	—	—	6,558
Accrued expenses and other liabilities	13,832	1,897	14	—	15,743
Long-term debt	—	43,296	2,943	—	46,239
Total liabilities	$65,855	$1,950,513	$11,571	$(1,801,839)	$226,100

(1)	Gross transfers between Level 1 and Level 2 were not significant during 2011.

(2)	Amounts represent the impact of legally enforceable master netting agreements and also cash collateral held or placed with the same counterparties.

(3)	For further disaggregation of derivative assets and liabilities, see Note 4 – Derivatives.

	December 31, 2010
	Fair Value Measurements
(Dollars in millions)	Level 1 (1)	Level 2 (1)	Level 3	Netting Adjustments (2)	Assets/Liabilities at Fair Value
Assets
Federal funds sold and securities borrowed or purchased under agreements to resell	$—	$78,599	$—	$—	$78,599
Trading account assets:
U.S. government and agency securities	28,237	32,574	—	—	60,811
Corporate securities, trading loans and other	732	40,869	7,751	—	49,352
Equity securities	23,249	8,257	623	—	32,129
Non-U.S. sovereign debt	24,934	8,346	243	—	33,523
Mortgage trading loans and ABS	—	11,948	6,908	—	18,856
Total trading account assets	77,152	101,994	15,525	—	194,671
Derivative assets (3)	2,627	1,516,244	18,773	(1,464,644)	73,000
AFS debt securities:
U.S. Treasury securities and agency securities	46,003	3,102	—	—	49,105
Mortgage-backed securities:
Agency	—	191,213	4	—	191,217
Agency-collateralized mortgage obligations	—	37,017	—	—	37,017
Non-agency residential	—	21,649	1,468	—	23,117
Non-agency commercial	—	6,833	19	—	6,852
Non-U.S. securities	1,440	2,696	3	—	4,139
Corporate/Agency bonds	—	5,154	137	—	5,291
Other taxable securities	20	2,354	13,018	—	15,392
Tax-exempt securities	—	4,273	1,224	—	5,497
Total AFS debt securities	47,463	274,291	15,873	—	337,627
Loans and leases	—	—	3,321	—	3,321
Mortgage servicing rights	—	—	14,900	—	14,900
Loans held-for-sale	—	21,802	4,140	—	25,942
Other assets	32,624	31,051	6,856	—	70,531
Total assets	$159,866	$2,023,981	$79,388	$(1,464,644)	$798,591
Liabilities
Interest-bearing deposits in U.S. offices	$—	$2,732	$—	$—	$2,732
Federal funds purchased and securities loaned or sold under agreements to repurchase	—	37,424	—	—	37,424
Trading account liabilities:
U.S. government and agency securities	23,357	5,983	—	—	29,340
Equity securities	14,568	914	—	—	15,482
Non-U.S. sovereign debt	14,748	1,065	—	—	15,813
Corporate securities and other	224	11,119	7	—	11,350
Total trading account liabilities	52,897	19,081	7	—	71,985
Derivative liabilities (3)	1,799	1,492,963	11,028	(1,449,876)	55,914
Other short-term borrowings	—	6,472	706	—	7,178
Accrued expenses and other liabilities	31,470	931	828	—	33,229
Long-term debt	—	47,998	2,986	—	50,984
Total liabilities	$86,166	$1,607,601	$15,555	$(1,449,876)	$259,446

(1)	Gross transfers between Level 1 and Level 2 were approximately $1.3 billion during 2010.

(2)	Amounts represent the impact of legally enforceable master netting agreements and also cash collateral held or placed with the same counterparties.

(3)	For further disaggregation of derivative assets and liabilities, see Note 4 – Derivatives.

Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3)

Level 3 – Fair Value Measurements (1)

	2009
(Dollars in millions)	Balance January 1 2009	Merrill Lynch Acquisition	Gains (Losses) Included in Earnings	Gains (Losses) Included in OCI	Purchases, Issuances and Settlements	Transfers into/(out of) Level 3	Balance December 31 2009
Trading account assets:
Corporate securities, trading loans and other	$4,540	$7,012	$370	$—	$(2,015)	$1,173	$11,080
Equity securities	546	3,848	(396)	—	(2,425)	(489)	1,084
Non-U.S. sovereign debt	—	30	136	—	167	810	1,143
Mortgage trading loans and ABS	1,647	7,294	(262)	—	933	(1,842)	7,770
Total trading account assets	6,733	18,184	(152)	—	(3,340)	(348)	21,077
Net derivative assets (2)	2,270	2,307	5,526	—	(7,906)	5,666	7,863
AFS debt securities:
Non-agency MBS:
Residential	5,439	2,509	(1,159)	2,738	(4,187)	1,876	7,216
Commercial	657	—	(185)	(7)	(155)	(52)	258
Non-U.S. securities	1,247	—	(79)	(226)	(73)	(401)	468
Corporate/Agency bonds	1,598	—	(22)	127	324	(1,100)	927
Other taxable securities	9,599	—	(75)	669	815	(1,154)	9,854
Tax-exempt securities	162	—	2	26	788	645	1,623
Total AFS debt securities	18,702	2,509	(1,518)	3,327	(2,488)	(186)	20,346
Loans and leases (3)	5,413	2,452	515	—	(3,718)	274	4,936
Mortgage servicing rights	12,733	209	5,286	—	1,237	—	19,465
Loans held-for-sale (3)	3,382	3,872	678	—	(1,048)	58	6,942
Other assets (4)	4,157	2,696	1,273	—	(308)	3	7,821
Trading account liabilities:
Non-U.S. sovereign debt	—	—	(38)	—	—	(348)	(386)
Corporate securities and other	—	—	—	—	4	(14)	(10)
Total trading account liabilities	—	—	(38)	—	4	(362)	(396)
Other short-term borrowings (3)	(816)	—	(11)	—	120	—	(707)
Accrued expenses and other liabilities (3)	(1,124)	(1,337)	1,396	—	174	—	(891)
Long-term debt (3)	—	(7,481)	(2,310)	—	830	4,301	(4,660)

(1)	Assets (liabilities). For assets, increase / (decrease) to Level 3 and for liabilities, (increase) / decrease to Level 3.

(2)	Net derivatives at December 31, 2009 include derivative assets of $23.0 billion and derivative liabilities of $15.2 billion.

(3)	Amounts represent items that are accounted for under the fair value option.

(4)	Other assets is primarily comprised of AFS marketable equity securities.

Level 3 – Fair Value Measurements (1)

	2010
(Dollars in millions)	Balance January 1 2010	Consolidation of VIEs	Gains (Losses) in Earnings	Gains (Losses) in OCI	Purchases, Issuances and Settlements	Gross Transfers into Level 3	Gross Transfers out of Level 3	Balance December 31 2010
Trading account assets:
Corporate securities, trading loans and other (2)	$11,080	$117	$848	$—	$(4,852)	$2,599	$(2,041)	$7,751
Equity securities	1,084	—	(81)	—	(342)	131	(169)	623
Non-U.S. sovereign debt	1,143	—	(138)	—	(157)	115	(720)	243
Mortgage trading loans and ABS	7,770	175	653	—	(1,659)	396	(427)	6,908
Total trading account assets	21,077	292	1,282	—	(7,010)	3,241	(3,357)	15,525
Net derivative assets (3)	7,863	—	8,118	—	(8,778)	1,067	(525)	7,745
AFS debt securities:
Mortgage-backed securities:
Agency	—	—	—	—	4	—	—	4
Non-agency residential	7,216	113	(646)	(169)	(6,767)	1,909	(188)	1,468
Non-agency commercial	258	—	(13)	(31)	(178)	71	(88)	19
Non-U.S. securities	468	—	(125)	(75)	(321)	56	—	3
Corporate/Agency bonds	927	—	(3)	47	(847)	32	(19)	137
Other taxable securities	9,854	5,603	(296)	44	(3,263)	1,119	(43)	13,018
Tax-exempt securities	1,623	—	(25)	(9)	(574)	316	(107)	1,224
Total AFS debt securities	20,346	5,716	(1,108)	(193)	(11,946)	3,503	(445)	15,873
Loans and leases (2)	4,936	—	(89)	—	(1,526)	—	—	3,321
Mortgage servicing rights	19,465	—	(4,321)	—	(244)	—	—	14,900
Loans held-for-sale (2)	6,942	—	482	—	(3,714)	624	(194)	4,140
Other assets (4)	7,821	—	1,946	—	(2,612)	—	(299)	6,856
Trading account liabilities:
Non-U.S. sovereign debt	(386)	—	23	—	(17)	—	380	—
Corporate securities and other	(10)	—	(5)	—	11	(52)	49	(7)
Total trading account liabilities	(396)	—	18	—	(6)	(52)	429	(7)
Other short-term borrowings (2)	(707)	—	(95)	—	96	—	—	(706)
Accrued expenses and other liabilities (2)	(891)	—	146	—	(83)	—	—	(828)
Long-term debt (2)	(4,660)	—	697	—	1,074	(1,881)	1,784	(2,986)

(1)	Assets (liabilities). For assets, increase / (decrease) to Level 3 and for liabilities, (increase) / decrease to Level 3.

(2)	Amounts represent items that are accounted for under the fair value option.

(3)	Net derivatives at December 31, 2010 include derivative assets of $18.8 billion and derivative liabilities of $11.0 billion.

(4)	Other assets is primarily comprised of AFS marketable equity securities.

Level 3 – Fair Value Measurements (1)

	2011
					Gross
(Dollars in millions)	Balance January 1 2011	Consolidation of VIEs	Gains (Losses) in Earnings	Gains (Losses) in OCI	Purchases	Sales	Issuances	Settlements	Gross Transfers into Level 3	Gross Transfers out of Level 3	Balance December 31 2011
Trading account assets:
Corporate securities, trading loans and other (2)	$7,751	$—	$490	$—	$5,683	$(6,664)	$—	$(1,362)	$1,695	$(713)	$6,880
Equity securities	557	—	49	—	335	(362)	—	(140)	132	(27)	544
Non-U.S. sovereign debt	243	—	87	—	188	(137)	—	(3)	8	(44)	342
Mortgage trading loans and ABS	6,908	—	442	—	2,222	(4,713)	—	(440)	75	(805)	3,689
Total trading account assets	15,459	—	1,068	—	8,428	(11,876)	—	(1,945)	1,910	(1,589)	11,455
Net derivative assets (3)	7,745	—	5,199	—	1,235	(1,553)	—	(7,779)	1,199	(180)	5,866
AFS debt securities:
Mortgage-backed securities:
Agency	4	—	—	—	14	(11)	—	—	34	(4)	37
Agency-collateralized mortgage obligations	—	—	—	—	56	(56)	—	—	—	—	—
Non-agency residential	1,468	—	(158)	41	11	(307)	—	(568)	373	—	860
Non-agency commercial	19	—	—	—	15	—	—	—	6	—	40
Non-U.S. securities	3	—	—	—	—	—	—	—	88	(91)	—
Corporate/Agency bonds	137	—	(12)	(8)	304	(17)	—	—	7	(249)	162
Other taxable securities	13,018	—	26	21	3,876	(2,245)	—	(5,112)	2	(5,321)	4,265
Tax-exempt securities	1,224	—	21	(35)	2,862	(92)	—	(697)	38	(673)	2,648
Total AFS debt securities	15,873	—	(123)	19	7,138	(2,728)	—	(6,377)	548	(6,338)	8,012
Loans and leases (2, 4)	3,321	5,194	(55)	—	21	(2,644)	3,118	(1,830)	5	(4,386)	2,744
Mortgage servicing rights (4)	14,900	—	(5,661)	—	—	(896)	1,656	(2,621)	—	—	7,378
Loans held-for-sale (2)	4,140	—	36	—	157	(483)	—	(961)	565	(67)	3,387
Other assets (5)	6,922	—	140	—	1,932	(2,391)	—	(768)	375	(1,975)	4,235
Trading account liabilities – Corporate securities and other	(7)	—	4	—	133	(189)	—	—	(65)	10	(114)
Other short-term borrowings (2)	(706)	—	(30)	—	—	—	—	86	—	650	—
Accrued expenses and other liabilities (2)	(828)	—	61	—	—	(2)	(9)	3	—	761	(14)
Long-term debt (2)	(2,986)	—	(188)	—	520	(72)	(520)	838	(2,111)	1,576	(2,943)

(1)	Assets (liabilities). For assets, increase / (decrease) to Level 3 and for liabilities, (increase) / decrease to Level 3.

(2)	Amounts represent items that are accounted for under the fair value option.

(3)	Net derivatives at December 31, 2011 include derivative assets of $14.4 billion and derivative liabilities of $8.5 billion.

(4)	Issuances represent loan originations and mortgage servicing rights retained following securitizations or whole loan sales.

(5)	Other assets is primarily comprised of net monoline exposure to a single counterparty and private equity investments.

Level 3 Total Realized and Unrealized Gains (Losses) Included in Earnings

Level 3 – Fair Value Measurements (1)

	2009
(Dollars in millions)	Balance January 1 2009	Merrill Lynch Acquisition	Gains (Losses) Included in Earnings	Gains (Losses) Included in OCI	Purchases, Issuances and Settlements	Transfers into/(out of) Level 3	Balance December 31 2009
Trading account assets:
Corporate securities, trading loans and other	$4,540	$7,012	$370	$—	$(2,015)	$1,173	$11,080
Equity securities	546	3,848	(396)	—	(2,425)	(489)	1,084
Non-U.S. sovereign debt	—	30	136	—	167	810	1,143
Mortgage trading loans and ABS	1,647	7,294	(262)	—	933	(1,842)	7,770
Total trading account assets	6,733	18,184	(152)	—	(3,340)	(348)	21,077
Net derivative assets (2)	2,270	2,307	5,526	—	(7,906)	5,666	7,863
AFS debt securities:
Non-agency MBS:
Residential	5,439	2,509	(1,159)	2,738	(4,187)	1,876	7,216
Commercial	657	—	(185)	(7)	(155)	(52)	258
Non-U.S. securities	1,247	—	(79)	(226)	(73)	(401)	468
Corporate/Agency bonds	1,598	—	(22)	127	324	(1,100)	927
Other taxable securities	9,599	—	(75)	669	815	(1,154)	9,854
Tax-exempt securities	162	—	2	26	788	645	1,623
Total AFS debt securities	18,702	2,509	(1,518)	3,327	(2,488)	(186)	20,346
Loans and leases (3)	5,413	2,452	515	—	(3,718)	274	4,936
Mortgage servicing rights	12,733	209	5,286	—	1,237	—	19,465
Loans held-for-sale (3)	3,382	3,872	678	—	(1,048)	58	6,942
Other assets (4)	4,157	2,696	1,273	—	(308)	3	7,821
Trading account liabilities:
Non-U.S. sovereign debt	—	—	(38)	—	—	(348)	(386)
Corporate securities and other	—	—	—	—	4	(14)	(10)
Total trading account liabilities	—	—	(38)	—	4	(362)	(396)
Other short-term borrowings (3)	(816)	—	(11)	—	120	—	(707)
Accrued expenses and other liabilities (3)	(1,124)	(1,337)	1,396	—	174	—	(891)
Long-term debt (3)	—	(7,481)	(2,310)	—	830	4,301	(4,660)

(1)	Assets (liabilities). For assets, increase / (decrease) to Level 3 and for liabilities, (increase) / decrease to Level 3.

(2)	Net derivatives at December 31, 2009 include derivative assets of $23.0 billion and derivative liabilities of $15.2 billion.

(3)	Amounts represent items that are accounted for under the fair value option.

(4)	Other assets is primarily comprised of AFS marketable equity securities.

Level 3 – Fair Value Measurements (1)

	2010
(Dollars in millions)	Balance January 1 2010	Consolidation of VIEs	Gains (Losses) in Earnings	Gains (Losses) in OCI	Purchases, Issuances and Settlements	Gross Transfers into Level 3	Gross Transfers out of Level 3	Balance December 31 2010
Trading account assets:
Corporate securities, trading loans and other (2)	$11,080	$117	$848	$—	$(4,852)	$2,599	$(2,041)	$7,751
Equity securities	1,084	—	(81)	—	(342)	131	(169)	623
Non-U.S. sovereign debt	1,143	—	(138)	—	(157)	115	(720)	243
Mortgage trading loans and ABS	7,770	175	653	—	(1,659)	396	(427)	6,908
Total trading account assets	21,077	292	1,282	—	(7,010)	3,241	(3,357)	15,525
Net derivative assets (3)	7,863	—	8,118	—	(8,778)	1,067	(525)	7,745
AFS debt securities:
Mortgage-backed securities:
Agency	—	—	—	—	4	—	—	4
Non-agency residential	7,216	113	(646)	(169)	(6,767)	1,909	(188)	1,468
Non-agency commercial	258	—	(13)	(31)	(178)	71	(88)	19
Non-U.S. securities	468	—	(125)	(75)	(321)	56	—	3
Corporate/Agency bonds	927	—	(3)	47	(847)	32	(19)	137
Other taxable securities	9,854	5,603	(296)	44	(3,263)	1,119	(43)	13,018
Tax-exempt securities	1,623	—	(25)	(9)	(574)	316	(107)	1,224
Total AFS debt securities	20,346	5,716	(1,108)	(193)	(11,946)	3,503	(445)	15,873
Loans and leases (2)	4,936	—	(89)	—	(1,526)	—	—	3,321
Mortgage servicing rights	19,465	—	(4,321)	—	(244)	—	—	14,900
Loans held-for-sale (2)	6,942	—	482	—	(3,714)	624	(194)	4,140
Other assets (4)	7,821	—	1,946	—	(2,612)	—	(299)	6,856
Trading account liabilities:
Non-U.S. sovereign debt	(386)	—	23	—	(17)	—	380	—
Corporate securities and other	(10)	—	(5)	—	11	(52)	49	(7)
Total trading account liabilities	(396)	—	18	—	(6)	(52)	429	(7)
Other short-term borrowings (2)	(707)	—	(95)	—	96	—	—	(706)
Accrued expenses and other liabilities (2)	(891)	—	146	—	(83)	—	—	(828)
Long-term debt (2)	(4,660)	—	697	—	1,074	(1,881)	1,784	(2,986)

(1)	Assets (liabilities). For assets, increase / (decrease) to Level 3 and for liabilities, (increase) / decrease to Level 3.

(2)	Amounts represent items that are accounted for under the fair value option.

(3)	Net derivatives at December 31, 2010 include derivative assets of $18.8 billion and derivative liabilities of $11.0 billion.

(4)	Other assets is primarily comprised of AFS marketable equity securities.

Level 3 – Fair Value Measurements (1)

	2011
					Gross
(Dollars in millions)	Balance January 1 2011	Consolidation of VIEs	Gains (Losses) in Earnings	Gains (Losses) in OCI	Purchases	Sales	Issuances	Settlements	Gross Transfers into Level 3	Gross Transfers out of Level 3	Balance December 31 2011
Trading account assets:
Corporate securities, trading loans and other (2)	$7,751	$—	$490	$—	$5,683	$(6,664)	$—	$(1,362)	$1,695	$(713)	$6,880
Equity securities	557	—	49	—	335	(362)	—	(140)	132	(27)	544
Non-U.S. sovereign debt	243	—	87	—	188	(137)	—	(3)	8	(44)	342
Mortgage trading loans and ABS	6,908	—	442	—	2,222	(4,713)	—	(440)	75	(805)	3,689
Total trading account assets	15,459	—	1,068	—	8,428	(11,876)	—	(1,945)	1,910	(1,589)	11,455
Net derivative assets (3)	7,745	—	5,199	—	1,235	(1,553)	—	(7,779)	1,199	(180)	5,866
AFS debt securities:
Mortgage-backed securities:
Agency	4	—	—	—	14	(11)	—	—	34	(4)	37
Agency-collateralized mortgage obligations	—	—	—	—	56	(56)	—	—	—	—	—
Non-agency residential	1,468	—	(158)	41	11	(307)	—	(568)	373	—	860
Non-agency commercial	19	—	—	—	15	—	—	—	6	—	40
Non-U.S. securities	3	—	—	—	—	—	—	—	88	(91)	—
Corporate/Agency bonds	137	—	(12)	(8)	304	(17)	—	—	7	(249)	162
Other taxable securities	13,018	—	26	21	3,876	(2,245)	—	(5,112)	2	(5,321)	4,265
Tax-exempt securities	1,224	—	21	(35)	2,862	(92)	—	(697)	38	(673)	2,648
Total AFS debt securities	15,873	—	(123)	19	7,138	(2,728)	—	(6,377)	548	(6,338)	8,012
Loans and leases (2, 4)	3,321	5,194	(55)	—	21	(2,644)	3,118	(1,830)	5	(4,386)	2,744
Mortgage servicing rights (4)	14,900	—	(5,661)	—	—	(896)	1,656	(2,621)	—	—	7,378
Loans held-for-sale (2)	4,140	—	36	—	157	(483)	—	(961)	565	(67)	3,387
Other assets (5)	6,922	—	140	—	1,932	(2,391)	—	(768)	375	(1,975)	4,235
Trading account liabilities – Corporate securities and other	(7)	—	4	—	133	(189)	—	—	(65)	10	(114)
Other short-term borrowings (2)	(706)	—	(30)	—	—	—	—	86	—	650	—
Accrued expenses and other liabilities (2)	(828)	—	61	—	—	(2)	(9)	3	—	761	(14)
Long-term debt (2)	(2,986)	—	(188)	—	520	(72)	(520)	838	(2,111)	1,576	(2,943)

(1)	Assets (liabilities). For assets, increase / (decrease) to Level 3 and for liabilities, (increase) / decrease to Level 3.

(2)	Amounts represent items that are accounted for under the fair value option.

(3)	Net derivatives at December 31, 2011 include derivative assets of $14.4 billion and derivative liabilities of $8.5 billion.

(4)	Issuances represent loan originations and mortgage servicing rights retained following securitizations or whole loan sales.

(5)	Other assets is primarily comprised of net monoline exposure to a single counterparty and private equity investments.

Level 3 Changes in Unrealized Gains (Losses) Relating to Assets and Liabilities Still Held at Reporting Date

Level 3 – Changes in Unrealized Gains (Losses) Relating to Assets and Liabilities Still Held at Reporting Date

	2011
(Dollars in millions)	Equity Investment Income (Loss)	Trading Account Profits (Losses)	Mortgage Banking Income (Loss) (1)	Other Income (Loss)	Total
Trading account assets:
Corporate securities, trading loans and other (2)	$—	$(86)	$—	$—	$(86)
Equity securities	—	(60)	—	—	(60)
Non-U.S. sovereign debt	—	101	—	—	101
Mortgage trading loans and ABS	—	30	—	—	30
Total trading account assets	—	(15)	—	—	(15)
Net derivative assets	—	1,430	1,351	—	2,781
AFS debt securities:
Non-agency residential MBS	—	—	—	(195)	(195)
Corporate/Agency bonds	—	—	—	(14)	(14)
Other taxable securities	—	—	—	13	13
Total AFS debt securities	—	—	—	(196)	(196)
Loans and leases (2)	—	—	—	(260)	(260)
Mortgage servicing rights	—	—	(6,958)	—	(6,958)
Loans held-for-sale (2)	—	—	(153)	5	(148)
Other assets	(309)	—	(53)	(51)	(413)
Trading account liabilities – Corporate securities and other	—	3	—	—	3
Long-term debt (2)	—	(107)	—	(94)	(201)
Total	$(309)	$1,311	$(5,813)	$(596)	$(5,407)

	2010
Trading account assets:
Corporate securities, trading loans and other (2)	$—	$289	$—	$—	$289
Equity securities	—	(50)	—	—	(50)
Non-U.S. sovereign debt	—	(144)	—	—	(144)
Mortgage trading loans and ABS	—	227	—	—	227
Total trading account assets	—	322	—	—	322
Net derivative assets	—	(945)	676	—	(269)
Non-agency residential MBS AFS debt securities	—	—	(2)	(162)	(164)
Loans and leases (2)	—	—	—	(142)	(142)
Mortgage servicing rights	—	—	(5,740)	—	(5,740)
Loans held-for-sale (2)	—	10	(9)	258	259
Other assets	50	—	(22)	—	28
Trading account liabilities – Non-U.S. sovereign debt	—	52	—	—	52
Other short-term borrowings (2)	—	—	(46)	—	(46)
Accrued expenses and other liabilities (2)	—	—	—	(182)	(182)
Long-term debt (2)	—	585	—	43	628
Total	$50	$24	$(5,143)	$(185)	$(5,254)

(1)	Mortgage banking income does not reflect the impact of Level 1 and Level 2 hedges on MSRs.

(2)	Amounts represent items that are accounted for under the fair value option.

Level 3 – Changes in Unrealized Gains (Losses) Relating to Assets and Liabilities Still Held at Reporting Date

	2009
(Dollars in millions)	Equity Investment Income (Loss)	Trading Account Profits (Losses)	Mortgage Banking Income (Loss) (1)	Other Income (Loss)	Total
Trading account assets:
Corporate securities, trading loans and other	$—	$89	$—	$—	$89
Equity securities	—	(328)	—	—	(328)
Non-U.S. sovereign debt	—	137	—	—	137
Mortgage trading loans and ABS	—	(332)	—	—	(332)
Total trading account assets	—	(434)	—	—	(434)
Net derivative assets	—	(2,761)	348	—	(2,413)
AFS debt securities:
Non-agency residential MBS	—	—	(20)	(659)	(679)
Other taxable securities	—	(11)	—	(3)	(14)
Tax-exempt securities	—	(2)	—	(8)	(10)
Total AFS debt securities	—	(13)	(20)	(670)	(703)
Loans and leases (2)	—	—	—	210	210
Mortgage servicing rights	—	—	4,100	—	4,100
Loans held-for-sale (2)	—	(195)	164	695	664
Other assets	(177)	—	6	1,061	890
Trading account liabilities – Non-U.S. sovereign debt	—	(38)	—	—	(38)
Other short-term borrowings (2)	—	—	(11)	—	(11)
Accrued expenses and other liabilities (2)	—	—	—	1,740	1,740
Long-term debt (2)	—	(2,303)	—	(225)	(2,528)
Total	$(177)	$(5,744)	$4,587	$2,811	$1,477

(1)	Mortgage banking income does not reflect the impact of Level 1 and Level 2 hedges on MSRs.

(2)	Amounts represent items that are accounted for under the fair value option.

Assets and Liabilities Measured at Fair Value on Nonrecurring Basis

Assets Measured at Fair Value on a Nonrecurring Basis

	December 31
	2011		2010
(Dollars in millions)	Level 2	Level 3	Level 2	Level 3
Assets
Loans held-for-sale	$2,662	$1,008	$931	$6,408
Loans and leases	9	10,629	23	11,917
Foreclosed properties (1)	—	2,531	10	2,125
Other assets	44	885	8	95

	Gains (Losses)
(Dollars in millions)	2011	2010	2009
Assets
Loans held-for-sale	$(181)	$174	$(1,288)
Loans and leases (2)	(4,813)	(6,074)	(5,596)
Foreclosed properties	(333)	(240)	(322)
Other assets	—	(50)	(268)

(1)
Amounts are included in other assets on the Consolidated Balance Sheet and represent fair value and related losses on foreclosed properties that were written down subsequent to their initial classification as foreclosed properties.

(2)	Gains (losses) represent charge-offs on real estate-secured loans.

Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3)

Level 3 – Total Realized and Unrealized Gains (Losses) Included in Earnings

	2011
(Dollars in millions)	Equity Investment Income (Loss)	Trading Account Profits (Losses)	Mortgage Banking Income (Loss) (1)	Other Income (Loss)	Total
Trading account assets:
Corporate securities, trading loans and other (2)	$—	$490	$—	$—	$490
Equity securities	—	49	—	—	49
Non-U.S. sovereign debt	—	87	—	—	87
Mortgage trading loans and ABS	—	442	—	—	442
Total trading account assets	—	1,068	—	—	1,068
Net derivative assets	—	1,516	3,683	—	5,199
AFS debt securities:
Non-agency residential MBS	—	—	—	(158)	(158)
Corporate/Agency bonds	—	—	—	(12)	(12)
Other taxable securities	—	16	—	10	26
Tax-exempt securities	—	(3)	—	24	21
Total AFS debt securities	—	13	—	(136)	(123)
Loans and leases (2)	—	—	(13)	(42)	(55)
Mortgage servicing rights	—	—	(5,661)	—	(5,661)
Loans held-for-sale (2)	—	—	(108)	144	36
Other assets	242	—	(51)	(51)	140
Trading account liabilities – Corporate securities and other	—	4	—	—	4
Other short-term borrowings (2)	—	—	(30)	—	(30)
Accrued expenses and other liabilities (2)	—	(10)	71	—	61
Long-term debt (2)	—	(106)	—	(82)	(188)
Total	$242	$2,485	$(2,109)	$(167)	$451

	2010
Trading account assets:
Corporate securities, trading loans and other (2)	$—	$848	$—	$—	$848
Equity securities	—	(81)	—	—	(81)
Non-U.S. sovereign debt	—	(138)	—	—	(138)
Mortgage trading loans and ABS	—	653	—	—	653
Total trading account assets	—	1,282	—	—	1,282
Net derivative assets	—	(1,257)	9,375	—	8,118
AFS debt securities:
Non-agency MBS:
Residential	—	—	(16)	(630)	(646)
Commercial	—	—	—	(13)	(13)
Non-U.S. securities	—	—	—	(125)	(125)
Corporate/Agency bonds	—	—	—	(3)	(3)
Other taxable securities	—	(295)	—	(1)	(296)
Tax-exempt securities	—	23	—	(48)	(25)
Total AFS debt securities	—	(272)	(16)	(820)	(1,108)
Loans and leases (2)	—	—	—	(89)	(89)
Mortgage servicing rights	—	—	(4,321)	—	(4,321)
Loans held-for-sale (2)	—	—	72	410	482
Other assets	1,967	—	(21)	—	1,946
Trading account liabilities:
Non-U.S. sovereign debt	—	23	—	—	23
Corporate securities and other	—	(5)	—	—	(5)
Total trading account liabilities	—	18	—	—	18
Other short-term borrowings (2)	—	—	(95)	—	(95)
Accrued expenses and other liabilities (2)	—	(26)	—	172	146
Long-term debt (2)	—	677	—	20	697
Total	$1,967	$422	$4,994	$(307)	$7,076

(1)	Mortgage banking income does not reflect the impact of Level 1 and Level 2 hedges on MSRs.

(2)	Amounts represent items that are accounted for under the fair value option.

Level 3 – Total Realized and Unrealized Gains (Losses) Included in Earnings

	2009
(Dollars in millions)	Equity Investment Income (Loss)	Trading Account Profits (Losses)	Mortgage Banking Income (Loss) (1)	Other Income (Loss)	Total
Trading account assets:
Corporate securities, trading loans and other	$—	$370	$—	$—	$370
Equity securities	—	(396)	—	—	(396)
Non-U.S. sovereign debt	—	136	—	—	136
Mortgage trading loans and ABS	—	(262)	—	—	(262)
Total trading account assets	—	(152)	—	—	(152)
Net derivative assets	—	(2,526)	8,052	—	5,526
AFS debt securities:
Non-agency MBS:
Residential	—	—	(20)	(1,139)	(1,159)
Commercial	—	—	—	(185)	(185)
Non-U.S. securities	—	—	—	(79)	(79)
Corporate/Agency bonds	—	—	—	(22)	(22)
Other taxable securities	—	—	—	(75)	(75)
Tax-exempt securities	—	—	—	2	2
Total AFS debt securities	—	—	(20)	(1,498)	(1,518)
Loans and leases (2)	—	(11)	—	526	515
Mortgage servicing rights	—	—	5,286	—	5,286
Loans held-for-sale (2)	—	(216)	306	588	678
Other assets	968	—	244	61	1,273
Trading account liabilities – Non-U.S. sovereign debt	—	(38)	—	—	(38)
Other short-term borrowings (2)	—	—	(11)	—	(11)
Accrued expenses and other liabilities (2)	—	36	—	1,360	1,396
Long-term debt (2)	—	(2,083)	—	(227)	(2,310)
Total	$968	$(4,990)	$13,857	$810	$10,645

(1)	Mortgage banking income does not reflect the impact of Level 1 and Level 2 hedges on MSRs.

(2)	Amounts represent items that are accounted for under the fair value option.

Level 3 Total Realized and Unrealized Gains (Losses) Included in Earnings

Level 3 – Total Realized and Unrealized Gains (Losses) Included in Earnings

	2011
(Dollars in millions)	Equity Investment Income (Loss)	Trading Account Profits (Losses)	Mortgage Banking Income (Loss) (1)	Other Income (Loss)	Total
Trading account assets:
Corporate securities, trading loans and other (2)	$—	$490	$—	$—	$490
Equity securities	—	49	—	—	49
Non-U.S. sovereign debt	—	87	—	—	87
Mortgage trading loans and ABS	—	442	—	—	442
Total trading account assets	—	1,068	—	—	1,068
Net derivative assets	—	1,516	3,683	—	5,199
AFS debt securities:
Non-agency residential MBS	—	—	—	(158)	(158)
Corporate/Agency bonds	—	—	—	(12)	(12)
Other taxable securities	—	16	—	10	26
Tax-exempt securities	—	(3)	—	24	21
Total AFS debt securities	—	13	—	(136)	(123)
Loans and leases (2)	—	—	(13)	(42)	(55)
Mortgage servicing rights	—	—	(5,661)	—	(5,661)
Loans held-for-sale (2)	—	—	(108)	144	36
Other assets	242	—	(51)	(51)	140
Trading account liabilities – Corporate securities and other	—	4	—	—	4
Other short-term borrowings (2)	—	—	(30)	—	(30)
Accrued expenses and other liabilities (2)	—	(10)	71	—	61
Long-term debt (2)	—	(106)	—	(82)	(188)
Total	$242	$2,485	$(2,109)	$(167)	$451

	2010
Trading account assets:
Corporate securities, trading loans and other (2)	$—	$848	$—	$—	$848
Equity securities	—	(81)	—	—	(81)
Non-U.S. sovereign debt	—	(138)	—	—	(138)
Mortgage trading loans and ABS	—	653	—	—	653
Total trading account assets	—	1,282	—	—	1,282
Net derivative assets	—	(1,257)	9,375	—	8,118
AFS debt securities:
Non-agency MBS:
Residential	—	—	(16)	(630)	(646)
Commercial	—	—	—	(13)	(13)
Non-U.S. securities	—	—	—	(125)	(125)
Corporate/Agency bonds	—	—	—	(3)	(3)
Other taxable securities	—	(295)	—	(1)	(296)
Tax-exempt securities	—	23	—	(48)	(25)
Total AFS debt securities	—	(272)	(16)	(820)	(1,108)
Loans and leases (2)	—	—	—	(89)	(89)
Mortgage servicing rights	—	—	(4,321)	—	(4,321)
Loans held-for-sale (2)	—	—	72	410	482
Other assets	1,967	—	(21)	—	1,946
Trading account liabilities:
Non-U.S. sovereign debt	—	23	—	—	23
Corporate securities and other	—	(5)	—	—	(5)
Total trading account liabilities	—	18	—	—	18
Other short-term borrowings (2)	—	—	(95)	—	(95)
Accrued expenses and other liabilities (2)	—	(26)	—	172	146
Long-term debt (2)	—	677	—	20	697
Total	$1,967	$422	$4,994	$(307)	$7,076

(1)	Mortgage banking income does not reflect the impact of Level 1 and Level 2 hedges on MSRs.

(2)	Amounts represent items that are accounted for under the fair value option.

Level 3 – Total Realized and Unrealized Gains (Losses) Included in Earnings

	2009
(Dollars in millions)	Equity Investment Income (Loss)	Trading Account Profits (Losses)	Mortgage Banking Income (Loss) (1)	Other Income (Loss)	Total
Trading account assets:
Corporate securities, trading loans and other	$—	$370	$—	$—	$370
Equity securities	—	(396)	—	—	(396)
Non-U.S. sovereign debt	—	136	—	—	136
Mortgage trading loans and ABS	—	(262)	—	—	(262)
Total trading account assets	—	(152)	—	—	(152)
Net derivative assets	—	(2,526)	8,052	—	5,526
AFS debt securities:
Non-agency MBS:
Residential	—	—	(20)	(1,139)	(1,159)
Commercial	—	—	—	(185)	(185)
Non-U.S. securities	—	—	—	(79)	(79)
Corporate/Agency bonds	—	—	—	(22)	(22)
Other taxable securities	—	—	—	(75)	(75)
Tax-exempt securities	—	—	—	2	2
Total AFS debt securities	—	—	(20)	(1,498)	(1,518)
Loans and leases (2)	—	(11)	—	526	515
Mortgage servicing rights	—	—	5,286	—	5,286
Loans held-for-sale (2)	—	(216)	306	588	678
Other assets	968	—	244	61	1,273
Trading account liabilities – Non-U.S. sovereign debt	—	(38)	—	—	(38)
Other short-term borrowings (2)	—	—	(11)	—	(11)
Accrued expenses and other liabilities (2)	—	36	—	1,360	1,396
Long-term debt (2)	—	(2,083)	—	(227)	(2,310)
Total	$968	$(4,990)	$13,857	$810	$10,645

(1)	Mortgage banking income does not reflect the impact of Level 1 and Level 2 hedges on MSRs.

(2)	Amounts represent items that are accounted for under the fair value option.

Fair Value Option (Tables)	12 Months Ended
Dec. 31, 2011
Fair Value Option [Abstract]
Schedule Of Fair Value Option Elections [Table Text Block]
The table below provides information about the fair value carrying amount and the contractual principal outstanding of assets and liabilities accounted for under the fair value option at December 31, 2011 and 2010.

Fair Value Option Elections

	December 31
	2011			2010
(Dollars in millions)	Fair Value Carrying Amount	Contractual Principal Outstanding	Fair Value Carrying Amount Less Unpaid Principal	Fair Value Carrying Amount	Contractual Principal Outstanding	Fair Value Carrying Amount Less Unpaid Principal
Loans reported as trading account assets	$1,151	$2,371	$(1,220)	$964	$1,917	$(953)
Consumer and commercial loans	8,804	10,823	(2,019)	3,269	3,638	(369)
Loans held-for-sale	7,630	9,673	(2,043)	25,942	28,370	(2,428)
Securities financing agreements	121,688	121,092	596	116,023	115,053	970
Other assets	251	n/a	n/a	310	n/a	n/a
Long-term deposits	3,297	3,035	262	2,732	2,692	40
Asset-backed secured financings	650	1,271	(621)	706	1,356	(650)
Unfunded loan commitments	1,249	n/a	n/a	866	n/a	n/a
Other short-term borrowings	5,908	5,909	(1)	6,472	6,472	—
Long-term debt (1)	46,239	55,854	(9,615)	50,984	54,656	(3,672)

(1)
The majority of the difference between the fair value carrying amount and contractual principal outstanding at December 31, 2011 relates to the impact of widening of the Corporation’s credit spreads, as well as the fair value of the embedded derivative, where applicable.

n/a = not applicable

Fair Value Option [Table Text Block]
The following tables provide information about where changes in the fair value of assets and liabilities accounted for under the fair value option are included in the Consolidated Statement of Income for 2011, 2010 and 2009.

Gains (Losses) Relating to Assets and Liabilities Accounted for Under the Fair Value Option

	2011
(Dollars in millions)	Trading Account Profits (Losses)	Mortgage Banking Income (Loss)	Other Income (Loss) (1)	Total
Loans reported as trading account assets	$73	$—	$—	$73
Consumer and commercial loans	15	—	(275)	(260)
Loans held-for-sale	(20)	4,137	148	4,265
Securities financing agreements	—	—	127	127
Other assets	—	—	196	196
Long-term deposits	—	—	(77)	(77)
Asset-backed secured financings	—	(30)	—	(30)
Unfunded loan commitments	—	—	(429)	(429)
Other short-term borrowings	261	—	—	261
Long-term debt (2)	2,149	—	3,320	5,469
Total	$2,478	$4,107	$3,010	$9,595

	2010
Loans reported as trading account assets	$157	$—	$—	$157
Commercial loans	2	—	82	84
Loans held-for-sale	—	9,091	493	9,584
Securities financing agreements	—	—	52	52
Other assets	—	—	107	107
Long-term deposits	—	—	(48)	(48)
Asset-backed secured financings	—	(95)	—	(95)
Unfunded loan commitments	—	—	23	23
Other short-term borrowings	(192)	—	—	(192)
Long-term debt (2)	(621)	—	18	(603)
Total	$(654)	$8,996	$727	$9,069

	2009
Loans reported as trading account assets	$259	$—	$—	$259
Commercial loans	25	—	521	546
Loans held-for-sale	(211)	8,251	588	8,628
Securities financing agreements	—	—	(292)	(292)
Other assets	379	—	(177)	202
Long-term deposits	—	—	35	35
Asset-backed secured financings	—	(11)	—	(11)
Unfunded loan commitments	—	—	1,365	1,365
Other short-term borrowings	(236)	—	—	(236)
Long-term debt (2)	(3,938)	—	(4,900)	(8,838)
Total	$(3,722)	$8,240	$(2,860)	$1,658

(1)	Other assets includes $177 million of equity investment loss for 2009.

(2)	Balances in other income (loss) for long-term debt relate to changes in fair value that were attributable to changes in the Corporation’s credit spreads.

Fair Value of Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2011
Investments, All Other Investments [Abstract]
Carrying and fair values of financial instruments [Table Text Block]
The carrying values and fair values of certain financial instruments where only a portion of the ending balance at December 31, 2011 and 2010 was carried at fair value are presented in the table below.

Fair Value of Financial Instruments

	December 31
	2011		2010
(Dollars in millions)	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets
Held-to-maturity debt securities	$35,265	$35,442	$427	$427
Loans	870,520	843,392	876,739	861,695
Financial liabilities
Deposits	1,033,041	1,033,248	1,010,430	1,010,460
Long-term debt	372,265	343,211	448,431	441,672

Mortgage Servicing Rights (Tables)	12 Months Ended
Dec. 31, 2011
Transfers and Servicing [Abstract]
Activity for Residential First Mortgage MSRs
The table below presents activity for residential first-lien MSRs for 2011 and 2010. Commercial and residential reverse MSRs, which are carried at the lower of carrying or market value and accounted for using the amortization method, totaled $132 million and $277 million at December 31, 2011 and 2010, and are not included in the tables in this Note.

(Dollars in millions)	2011	2010
Balance, January 1	$14,900	$19,465
Additions	1,656	3,626
Sales	(896)	(110)
Impact of customer payments (1)	(2,621)	(3,760)
Impact of changes in interest rates and other market factors (2)	(4,890)	(3,224)
Model and other cash flow assumption changes: (3)
Projected cash flows, primarily due to increases in cost to service loans	(2,306)	(3,161)
Impact of changes in the Home Price Index	428	937
Impact of changes in the prepayment model	1,818	1,298
Other model changes	(711)	(171)
Balance, December 31	$7,378	$14,900
Mortgage loans serviced for investors (in billions)	$1,379	$1,628

(1)	Represents the change in the market value of the MSR asset due to the impact of customer payments received during the period.

(2)	These amounts reflect changes in the modeled MSR fair value largely due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve.

(3)	These amounts reflect periodic adjustments to the valuation model as well as changes in certain cash flow assumptions such as costs to service and ancillary income per loan.

Assumption for Fair Value of MSRs
The significant economic assumptions used in determining the fair value of MSRs at December 31, 2011 and 2010 are presented below.

Significant Economic Assumptions

	December 31
	2011		2010
(Dollars in millions)	Fixed	Adjustable	Fixed	Adjustable
Weighted-average OAS	2.80%	5.61%	2.17%	5.12%
Weighted-average life, in years	3.78	2.10	4.85	2.29

Sensitivity of the Weighted-Average Lives and Fair Values of MSRs
The table below presents the sensitivity of the weighted-average lives and fair value of MSRs to changes in modeled assumptions. These sensitivities are hypothetical and should be used with caution. As the amounts indicate, changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship of the change in assumption to the change in fair value may not be linear. Also, the effect of a variation in a particular assumption on the fair value of MSRs that continue to be held by the Corporation is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities. The below sensitivities do not reflect any hedge strategies that may be undertaken to mitigate such risk.

Sensitivity Impacts

	December 31, 2011
	Change in Weighted-average Lives
(Dollars in millions)	Fixed		Adjustable		Change in Fair Value
Prepayment rates
Impact of 10% decrease	0.29	years	0.14	years	$639
Impact of 20% decrease	0.63		0.31		1,375
Impact of 10% increase	(0.25)		(0.12)		(561)
Impact of 20% increase	(0.48)		(0.23)		(1,056)
OAS level
Impact of 100 bps decrease	n/a		n/a		$375
Impact of 200 bps decrease	n/a		n/a		782
Impact of 100 bps increase	n/a		n/a		(345)
Impact of 200 bps increase	n/a		n/a		(664)
n/a = not applicable

Business Segment Information (Tables)	12 Months Ended
Dec. 31, 2011
Segment Reporting Information [Line Items]
Schedule of Segment Reporting Information, by Segment [Table Text Block]
The following tables present total revenue, net of interest expense, on a FTE basis and net income (loss) for 2011, 2010 and 2009, and total assets at December 31, 2011 and 2010 for each business segment, as well as All Other.

Business Segments

At and for the Year Ended December 31	Total Corporation (1)			Consumer & Business Banking (2)			Consumer Real Estate Services
(Dollars in millions)	2011	2010	2009	2011	2010	2009	2011	2010	2009
Net interest income (FTE basis)	$45,588	$52,693	$48,410	$21,377	$24,298	$25,427	$3,207	$4,662	$4,961
Noninterest income (loss)	48,838	58,697	72,534	11,496	13,883	19,966	(6,361)	5,667	11,677
Total revenue, net of interest expense (FTE basis)	94,426	111,390	120,944	32,873	38,181	45,393	(3,154)	10,329	16,638
Provision for credit losses	13,410	28,435	48,570	3,490	11,647	27,688	4,524	8,490	11,244
Amortization of intangibles	1,509	1,731	1,978	759	870	1,006	11	38	63
Goodwill impairment	3,184	12,400	—	—	10,400	—	2,603	2,000	—
Other noninterest expense	75,581	68,977	64,735	16,945	17,309	16,278	19,190	12,768	11,350
Income (loss) before income taxes	742	(153)	5,661	11,679	(2,045)	421	(29,482)	(12,967)	(6,019)
Income tax expense (benefit) (FTE basis)	(704)	2,085	(615)	4,227	3,089	189	(10,009)	(4,070)	(2,185)
Net income (loss)	$1,446	$(2,238)	$6,276	$7,452	$(5,134)	$232	$(19,473)	$(8,897)	$(3,834)
Year-end total assets	$2,129,046	$2,264,909		$520,503	$510,986		$163,712	$212,412

				Global Banking			Global Markets
				2011	2010	2009	2011	2010	2009
Net interest income (FTE basis)				$9,490	$10,064	$10,274	$3,682	$4,332	$5,584
Noninterest income				7,828	7,684	6,380	11,103	14,786	14,966
Total revenue, net of interest expense (FTE basis)				17,318	17,748	16,654	14,785	19,118	20,550
Provision for credit losses				(1,118)	1,298	8,418	(56)	30	366
Amortization of intangibles				102	121	141	66	66	65
Other noninterest expense				8,786	8,551	7,933	12,170	11,703	10,040
Income before income taxes				9,548	7,778	162	2,605	7,319	10,079
Income tax expense (FTE basis)				3,501	2,887	27	1,620	3,073	2,968
Net income				$6,047	$4,891	$135	$985	$4,246	$7,111
Year-end total assets				$349,473	$311,113		$501,825	$537,945

				Global Wealth & Investment Management			All Other (2)
				2011	2010	2009	2011	2010	2009
Net interest income (FTE basis)				$6,052	$5,682	$5,885	$1,780	$3,655	$(3,721)
Noninterest income				11,344	10,609	9,924	13,428	6,068	9,621
Total revenue, net of interest expense (FTE basis)				17,396	16,291	15,809	15,208	9,723	5,900
Provision for credit losses				398	646	1,060	6,172	6,324	(206)
Amortization of intangibles				438	458	480	133	178	223
Goodwill impairment				—	—	—	581	—	—
Other noninterest expense				13,919	12,751	11,617	4,571	5,895	7,517
Income (loss) before income taxes				2,641	2,436	2,652	3,751	(2,674)	(1,634)
Income tax expense (benefit) (FTE basis)				969	1,083	953	(1,012)	(3,977)	(2,567)
Net income				$1,672	$1,353	$1,699	$4,763	$1,303	$933
Year-end total assets				$284,062	$296,478		$309,471	$395,975

(1)	There were no material intersegment revenues.

(2)	2011 and 2010 are presented in accordance with new consolidation guidance. 2009 CBB results are presented on a managed basis with a corresponding offset recorded in All Other.

Reconciliation Of Consolidated Net Income Of Business Segments [Table Text Block]

The following tables present a reconciliation of the five business segments’ total revenue, net of interest expense, on a FTE basis, and net income (loss) to the Consolidated Statement of Income, and total assets to the Consolidated Balance Sheet. The adjustments presented in the following tables include consolidated income, expense and asset amounts not specifically allocated to individual business segments.

Business Segment Reconciliations

(Dollars in millions)	2011	2010	2009
Segments’ total revenue, net of interest expense (FTE basis)	$79,218	$101,667	$115,044
Adjustments:
ALM activities	7,576	1,899	536
Equity investment income	7,044	4,574	10,586
Liquidating businesses	2,708	5,157	6,972
FTE basis adjustment	(972)	(1,170)	(1,301)
Managed securitization impact to total revenue, net of interest expense	n/a	n/a	(11,399)
Other	(2,120)	(1,907)	(795)
Consolidated revenue, net of interest expense	$93,454	$110,220	$119,643
Segments’ net income (loss)	$(3,317)	$(3,541)	$5,343
Adjustments, net of taxes:
ALM activities	498	(2,476)	(5,828)
Equity investment income	4,438	2,882	6,669
Liquidating businesses	(94)	727	462
Merger and restructuring charges	(402)	(1,146)	(1,714)
Other	323	1,316	1,344
Consolidated net income (loss)	$1,446	$(2,238)	$6,276

		December 31
		2011	2010
Segments’ total assets		$1,819,575	$1,868,934
Adjustments:
ALM activities, including securities portfolio		611,793	641,494
Equity investments		7,002	34,272
Liquidating businesses		29,741	43,291
Elimination of segment excess asset allocations to match liabilities		(495,439)	(460,107)
Other		156,374	137,025
Consolidated total assets		$2,129,046	$2,264,909
n/a = not applicable

Reconciliation of Assets from Segment to Consolidated [Table Text Block]

The following tables present a reconciliation of the five business segments’ total revenue, net of interest expense, on a FTE basis, and net income (loss) to the Consolidated Statement of Income, and total assets to the Consolidated Balance Sheet. The adjustments presented in the following tables include consolidated income, expense and asset amounts not specifically allocated to individual business segments.

Business Segment Reconciliations

(Dollars in millions)	2011	2010	2009
Segments’ total revenue, net of interest expense (FTE basis)	$79,218	$101,667	$115,044
Adjustments:
ALM activities	7,576	1,899	536
Equity investment income	7,044	4,574	10,586
Liquidating businesses	2,708	5,157	6,972
FTE basis adjustment	(972)	(1,170)	(1,301)
Managed securitization impact to total revenue, net of interest expense	n/a	n/a	(11,399)
Other	(2,120)	(1,907)	(795)
Consolidated revenue, net of interest expense	$93,454	$110,220	$119,643
Segments’ net income (loss)	$(3,317)	$(3,541)	$5,343
Adjustments, net of taxes:
ALM activities	498	(2,476)	(5,828)
Equity investment income	4,438	2,882	6,669
Liquidating businesses	(94)	727	462
Merger and restructuring charges	(402)	(1,146)	(1,714)
Other	323	1,316	1,344
Consolidated net income (loss)	$1,446	$(2,238)	$6,276

		December 31
		2011	2010
Segments’ total assets		$1,819,575	$1,868,934
Adjustments:
ALM activities, including securities portfolio		611,793	641,494
Equity investments		7,002	34,272
Liquidating businesses		29,741	43,291
Elimination of segment excess asset allocations to match liabilities		(495,439)	(460,107)
Other		156,374	137,025
Consolidated total assets		$2,129,046	$2,264,909
n/a = not applicable

Prent Company Information (Tables)	12 Months Ended
Dec. 31, 2011
Parent Company Information [Abstract]
Statement Of Income [Table Text Block]

Condensed Statement of Income

(Dollars in millions)	2011	2010	2009
Income
Dividends from subsidiaries:
Bank holding companies and related subsidiaries	$10,277	$7,263	$4,100
Nonbank companies and related subsidiaries	553	226	27
Interest from subsidiaries	869	999	1,179
Other income (1)	10,603	2,781	7,784
Total income	22,302	11,269	13,090
Expense
Interest on borrowed funds	6,234	4,484	4,737
Noninterest expense (2)	11,861	8,030	4,238
Total expense	18,095	12,514	8,975
Income (loss) before income taxes and equity in undistributed earnings of subsidiaries	4,207	(1,245)	4,115
Income tax benefit	(2,783)	(3,709)	(85)
Income before equity in undistributed earnings of subsidiaries	6,990	2,464	4,200
Equity in undistributed earnings (losses) of subsidiaries:
Bank holding companies and related subsidiaries	6,650	7,647	(21,614)
Nonbank companies and related subsidiaries	(12,194)	(12,349)	23,690
Total equity in undistributed earnings (losses) of subsidiaries	(5,544)	(4,702)	2,076
Net income (loss)	$1,446	$(2,238)	$6,276
Net income (loss) applicable to common shareholders	$85	$(3,595)	$(2,204)

(1)	Includes $6.5 billion and $7.3 billion of gains related to the sale of the Corporation’s investment in CCB during 2011 and 2009.

(2)
Includes, in aggregate, $6.9 billion, $3.5 billion and $225 million in 2011, 2010 and 2009 of representations and warranties provision, which is presented as a component of mortgage banking income on the Corporation’s Consolidated Statement of Income, and litigation expense.

Balance Sheet [Table Text Block]

Condensed Balance Sheet

	December 31
(Dollars in millions)	2011	2010
Assets
Cash held at bank subsidiaries	$124,991	$117,124
Securities	515	19,518
Receivables from subsidiaries:
Bank holding companies and related subsidiaries	48,679	50,589
Nonbank companies and related subsidiaries	7,385	8,320
Investments in subsidiaries:
Bank holding companies and related subsidiaries	191,278	188,538
Nonbank companies and related subsidiaries	53,213	61,374
Other assets	11,720	10,837
Total assets	$437,781	$456,300
Liabilities and shareholders’ equity
Commercial paper and other short-term borrowings	$401	$13,899
Accrued expenses and other liabilities	22,419	22,803
Payables to subsidiaries:
Bank holding companies and related subsidiaries	2,925	4,241
Nonbank companies and related subsidiaries	515	513
Long-term debt	181,420	186,596
Shareholders’ equity	230,101	228,248
Total liabilities and shareholders’ equity	$437,781	$456,300

Statement Of Cash Flows [Table Text Block]

Condensed Statement of Cash Flows

(Dollars in millions)	2011	2010	2009
Operating activities
Net income (loss)	$1,446	$(2,238)	$6,276
Reconciliation of net income (loss) to net cash provided by operating activities:
Equity in undistributed (earnings) losses of subsidiaries	5,544	4,702	(2,076)
Other operating activities, net	6,716	(996)	4,400
Net cash provided by operating activities	13,706	1,468	8,600
Investing activities
Net sales of securities	8,444	5,972	3,729
Net payments from (to) subsidiaries	5,780	3,531	(25,437)
Other investing activities, net	(8)	2,592	(17)
Net cash provided by (used in) investing activities	14,216	12,095	(21,725)
Financing activities
Net increase (decrease) in commercial paper and other short-term borrowings	(13,172)	8,052	(20,673)
Proceeds from issuance of long-term debt	16,047	29,275	30,347
Retirement of long-term debt	(21,742)	(27,176)	(20,180)
Proceeds from issuance of preferred stock and warrants	5,000	—	49,244
Repayment of preferred stock	—	—	(45,000)
Proceeds from issuance of common stock	—	—	13,468
Cash dividends paid	(1,738)	(1,762)	(4,863)
Other financing activities, net	(4,450)	3,280	4,149
Net cash provided by (used in) financing activities	(20,055)	11,669	6,492
Net increase (decrease) in cash held at bank subsidiaries	7,867	25,232	(6,633)
Cash held at bank subsidiaries at January 1	117,124	91,892	98,525
Cash held at bank subsidiaries at December 31	$124,991	$117,124	$91,892

Performance by Geographic Area Performance by Geographic Area (Tables)	12 Months Ended
Dec. 31, 2011
Performance by Geographical Area [Abstract]
Entity Wide Information About Geographic Areas [Table Text Block]

		December 31	Year Ended December 31
(Dollars in millions)	Year	Total Assets (1)	Total Revenue, Net of Interest Expense (2)	Income (Loss) Before Income Taxes	Net Income (Loss)
U.S. (3)	2011	$1,856,654	$73,613	$(9,261)	$(3,471)
	2010	1,975,640	95,115	(5,676)	(4,727)
	2009		98,278	(6,901)	(1,025)
Asia (4)	2011	95,776	10,890	7,598	4,787
	2010	107,140	4,187	1,372	864
	2009		10,685	8,096	5,101
Europe, Middle East and Africa	2011	151,956	7,320	1,009	(137)
	2010	160,621	8,490	1,549	723
	2009		9,085	2,295	1,652
Latin America and the Caribbean	2011	24,660	1,631	424	267
	2010	21,508	2,428	1,432	902
	2009		1,595	870	548
Total Non-U.S.	2011	272,392	19,841	9,031	4,917
	2010	289,269	15,105	4,353	2,489
	2009		21,365	11,261	7,301
Total Consolidated	2011	$2,129,046	$93,454	$(230)	$1,446
	2010	2,264,909	110,220	(1,323)	(2,238)
	2009		119,643	4,360	6,276

(1)	Total assets include long-lived assets, which are primarily located in the U.S.

(2)	There were no material intercompany revenues between geographic regions for any of the periods presented.

(3)
Includes the Corporation’s Canadian operations, which had total assets of $8.1 billion and $16.1 billion at December 31, 2011 and 2010; total revenue, net of interest expense of $1.3 billion, $1.3 billion and $2.5 billion; income before income taxes of $621 million, $458 million and $723 million; and net income of $528 million, $328 million and $488 million for 2011, 2010 and 2009, respectively.

(4)	Amounts include pre-tax gains of $6.5 billion and $7.3 billion ($4.1 billion and $4.6 billion net-of-tax) on the sale of common shares of the Corporation’s investment in CCB during 2011 and 2009.

Summary of Significant Accounting Principles (Details) (USD $)	12 Months Ended								12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Building [Member]	Dec. 31, 2011 Furniture and Equipment [Member]	Dec. 31, 2011 Commercial Portfolio Segment [Member] Accounting Standards Update 2011-02 [Member]	Sep. 30, 2011 Commercial Portfolio Segment [Member] Accounting Standards Update 2011-02 [Member]	Dec. 31, 2011 Consumer Portfolio Segment [Member] Accounting Standards Update 2011-02 [Member]	Dec. 31, 2011 Home Loans [Member] Accounting Standards Update 2011-02 [Member]	Dec. 31, 2011 Home Equity [Member]
Accounting Policy Dates [Abstract]
Terminated Cash Flow Hedges, Maximum Length of Time Over Which Forecasted Transactions Are Hedged	25 years
Terminated Cash Flow Hedges, Maximum Length of Time Over Which Forecasted Transactions Are Hedged For Substantial Number	10 years
For Open or Future Cash Flow Hedges, Maximum Length of Time over Which Forecasted Transactions Hedged	7 years
Non-bankrupt Credit Card Loans and Unsecured Consumer Loans Charge Off Period	180 days
Outstanding Balance of Real Estate Secured Loans Charge Off Period	180 days
Personal Property Secured Loans Charge off Period	120 days
Unsecured Accounts in Bankruptcy Including Credit Cards, Charge off Period	60 days
Period Secured Products Are Written Down to the Collateral Value	60 days
Period Real Estate Secured Loans Placed on Nonaccrual Status and Classified as Nonperforming	90 days
Period for Sustained Repayment Performance	6 months
Period Commercial Loans and Leases Placed on Nonaccrual Status and Classified as Nonperforming	90 days
Commercial Loans and Leases Modified in a Troubled Debt Restructuring Placed on Nonaccrual Status and reported as nonperforming	6 months
Period Business card loans are charged off	180 days
Period for receipt of notification of bankruptcy filing	60 days
Property, Plant and Equipment, Estimated Useful Lives			40 years	12 years
Period Uncollected fees are Written off for Card Receivables	180 days
Period Uncollected Fees are Written off	60 days
In Text Details [Abstract]
Financing Receivable, Modifications, Recorded Investment					$ 1,100,000,000	$ 1,100,000,000		$ 2,600,000,000
Securities Held as Collateral, at Fair Value	393,900,000,000	401,700,000,000
Securities Received as Collateral, Amount Repledged and Sold	287,700,000,000	257,600,000,000
New Accounting Pronouncement or Change in Accounting Principle, Loans and Leases Receivable Effected					402,000,000
New Accounting Pronouncement or Change in Accounting Principle, Loans and Leases Receivable Allowance Effected							$ 27,000,000	$ 154,000,000
Loss Severity on Loans in Second Lien Position									10000.00%

Merger and Restructuring Activity (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Restructuring Cost and Reserve [Line Items]
Severance and employee-related charges	$ 226	$ 455	$ 1,351
Systems integrations and related charges	285	1,137	1,155
Other merger and restructuring charges	127	228	215
Total merger and restructuring charges	638	1,820	2,721
Restructuring Reserve, Beginning Balance	336	403
Cash payments and other	(319)	(496)
Restructuring Reserve, Ending Balance	234	336	403
Merrill Lynch [Member]
Restructuring Cost and Reserve [Line Items]
Total merger and restructuring charges		1,600	1,800
Exit costs and restructuring charges	217	375
Series Of Individually Immaterial Business Acquisitions From Prior Periods [Member]
Restructuring Cost and Reserve [Line Items]
Total merger and restructuring charges		202	940
Exit costs and restructuring charges		$ 54

Trading Account Assets and Liabilities (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Schedule of Trading Securities and Other Trading Assets [Line Items]
Trading account assets	$ 169,319		$ 194,671
Trading account liabilities	60,508		71,985
US Government-sponsored Enterprises Debt Securities [Member]
Schedule of Trading Securities and Other Trading Assets [Line Items]
Trading account assets	27,300		29,700
US government and agency securities
Schedule of Trading Securities and Other Trading Assets [Line Items]
Trading account assets	52,613	[1]	60,811	[1]
Trading account liabilities	20,710		29,340
Corporate securities, trading loans and other
Schedule of Trading Securities and Other Trading Assets [Line Items]
Trading account assets	36,571		49,352
Equity Securities
Schedule of Trading Securities and Other Trading Assets [Line Items]
Trading account assets	23,674		32,129
Trading account liabilities	14,594		15,482
Non-U.S. sovereign debt
Schedule of Trading Securities and Other Trading Assets [Line Items]
Trading account assets	42,946		33,523
Trading account liabilities	17,440		15,813
Mortgage trading loans and asset-backed securities
Schedule of Trading Securities and Other Trading Assets [Line Items]
Trading account assets	13,515		18,856
Corporate securities and other
Schedule of Trading Securities and Other Trading Assets [Line Items]
Trading account liabilities	$ 7,764		$ 11,350

[1]	Includes $27.3 billion and $29.7 billion of government-sponsored enterprise obligations at December 31, 2011 and 2010.

Derivatives - Derivative Balances (Details) (USD $)	Dec. 31, 2011		Dec. 31, 2010
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	$ 1,903,782,000,000		$ 2,155,962,000,000
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	1,861,700,000,000		1,518,800,000,000
Derivative Asset, Fair Value, Gross Asset	1,881,800,000,000		1,537,600,000,000
Derivative Assets Legally Enforceable Master Netting Agreements	(1,749,900,000,000)		(1,406,300,000,000)
Derivative Assets Cash Collateral Applied	(58,900,000,000)		(58,300,000,000)
Derivative assets	73,023,000,000		73,000,000,000
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	1,846,500,000,000		1,501,500,000,000
Derivative Liability, Fair Value, Gross Liability	1,861,300,000,000		1,505,800,000,000
Derivative Liabilities Legally Enforceable Master Netting Agreements	1,749,900,000,000		1,406,300,000,000
Derivative Liabilities Cash Collateral Applied	51,900,000,000		43,600,000,000
Derivative Liabilities	59,520,000,000		55,914,000,000
Table Details [Abstract]
Excluding in Qualifying Accounting Hedges, long Term debt designated as a hedge of foreign currency risk	200,000,000		4,100,000,000
Designated as Hedging Instrument [Member]
Derivative Assets [Abstract]
Derivative Asset, Fair Value, Gross Asset	20,100,000,000		18,800,000,000
Derivative Liabilities [Abstract]
Derivative Liability, Fair Value, Gross Liability	14,800,000,000	[1]	4,300,000,000	[2]
Interest Rate Contract [Member] | Swap [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	40,473,700,000,000	[3]	42,719,200,000,000	[3]
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	1,490,700,000,000		1,193,900,000,000
Derivative Asset, Fair Value, Gross Asset	1,506,600,000,000		1,208,800,000,000
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	1,473,000,000,000		1,187,900,000,000
Derivative Liability, Fair Value, Gross Liability	1,485,300,000,000		1,190,100,000,000
Interest Rate Contract [Member] | Swap [Member] | Designated as Hedging Instrument [Member]
Derivative Assets [Abstract]
Derivative Asset, Fair Value, Gross Asset	15,900,000,000		14,900,000,000
Derivative Liabilities [Abstract]
Derivative Liability, Fair Value, Gross Liability	12,300,000,000	[1]	2,200,000,000	[2]
Interest Rate Contract [Member] | Futures and Forwards [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	12,105,800,000,000	[3]	9,939,200,000,000	[3]
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	2,900,000,000		6,000,000,000
Derivative Asset, Fair Value, Gross Asset	3,100,000,000		6,000,000,000
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	3,400,000,000		4,700,000,000
Derivative Liability, Fair Value, Gross Liability	3,400,000,000		4,700,000,000
Interest Rate Contract [Member] | Futures and Forwards [Member] | Designated as Hedging Instrument [Member]
Derivative Assets [Abstract]
Derivative Asset, Fair Value, Gross Asset	200,000,000
Derivative Liabilities [Abstract]
Derivative Liability, Fair Value, Gross Liability			0
Interest Rate Contract [Member] | Written Options [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	2,534,000,000,000	[3]	2,887,700,000,000	[3]
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	117,800,000,000		82,800,000,000
Derivative Liability, Fair Value, Gross Liability	117,800,000,000		82,800,000,000
Interest Rate Contract [Member] | Purchased Options [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	2,467,200,000,000	[3]	3,026,200,000,000	[3]
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	120,000,000,000		88,000,000,000
Derivative Asset, Fair Value, Gross Asset	120,000,000,000		88,000,000,000
Derivative Liabilities [Abstract]
Derivative Liability, Fair Value, Gross Liability	0
Foreign Exchange Contract [Member] | Swap [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	2,381,600,000,000	[3]	630,100,000,000	[3]
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	48,300,000,000		26,500,000,000
Derivative Asset, Fair Value, Gross Asset	50,900,000,000		30,200,000,000
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	58,900,000,000		28,500,000,000
Derivative Liability, Fair Value, Gross Liability	61,100,000,000		30,600,000,000
Foreign Exchange Contract [Member] | Swap [Member] | Designated as Hedging Instrument [Member]
Derivative Assets [Abstract]
Derivative Asset, Fair Value, Gross Asset	2,600,000,000		3,700,000,000
Derivative Liabilities [Abstract]
Derivative Liability, Fair Value, Gross Liability	2,200,000,000	[1]	2,100,000,000	[2]
Foreign Exchange Contract [Member] | Spot Futures and Forwards [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	2,548,800,000,000	[3]	2,652,900,000,000	[3]
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	37,200,000,000		41,300,000,000
Derivative Asset, Fair Value, Gross Asset	38,500,000,000		41,300,000,000
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	39,200,000,000		44,200,000,000
Derivative Liability, Fair Value, Gross Liability	39,500,000,000		44,200,000,000
Foreign Exchange Contract [Member] | Spot Futures and Forwards [Member] | Designated as Hedging Instrument [Member]
Derivative Assets [Abstract]
Derivative Asset, Fair Value, Gross Asset	1,300,000,000
Derivative Liabilities [Abstract]
Derivative Liability, Fair Value, Gross Liability	300,000,000	[1]
Foreign Exchange Contract [Member] | Written Options [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	368,500,000,000	[3]	439,600,000,000	[3]
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	9,400,000,000		13,200,000,000
Derivative Liability, Fair Value, Gross Liability	9,400,000,000		13,200,000,000
Foreign Exchange Contract [Member] | Purchased Options [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	341,000,000,000	[3]	417,100,000,000	[3]
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	9,000,000,000		13,000,000,000
Derivative Asset, Fair Value, Gross Asset	9,000,000,000		13,000,000,000
Derivative Liabilities [Abstract]
Derivative Liability, Fair Value, Gross Liability	0
Equity Contract [Member] | Swap [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	75,500,000,000	[3]	42,400,000,000	[3]
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	1,500,000,000		1,700,000,000
Derivative Asset, Fair Value, Gross Asset	1,500,000,000		1,700,000,000
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	1,700,000,000		2,000,000,000
Derivative Liability, Fair Value, Gross Liability	1,700,000,000		2,000,000,000
Equity Contract [Member] | Futures and Forwards [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	52,100,000,000	[3]	78,800,000,000	[3]
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	1,800,000,000		2,900,000,000
Derivative Asset, Fair Value, Gross Asset	1,800,000,000		2,900,000,000
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	1,500,000,000		2,100,000,000
Derivative Liability, Fair Value, Gross Liability	1,500,000,000		2,100,000,000
Equity Contract [Member] | Written Options [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	367,100,000,000	[3]	242,700,000,000	[3]
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	17,700,000,000		19,400,000,000
Derivative Liability, Fair Value, Gross Liability	17,700,000,000		19,400,000,000
Equity Contract [Member] | Purchased Options [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	360,200,000,000	[3]	193,500,000,000	[3]
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	19,600,000,000		21,500,000,000
Derivative Asset, Fair Value, Gross Asset	19,600,000,000		21,500,000,000
Derivative Liabilities [Abstract]
Derivative Liability, Fair Value, Gross Liability	0
Commodity Contract [Member] | Swap [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	73,800,000,000	[3]	90,200,000,000	[3]
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	4,900,000,000		8,800,000,000
Derivative Asset, Fair Value, Gross Asset	5,000,000,000		9,000,000,000
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	5,900,000,000		9,300,000,000
Derivative Liability, Fair Value, Gross Liability	5,900,000,000		9,300,000,000
Commodity Contract [Member] | Swap [Member] | Designated as Hedging Instrument [Member]
Derivative Assets [Abstract]
Derivative Asset, Fair Value, Gross Asset	100,000,000		200,000,000
Derivative Liabilities [Abstract]
Derivative Liability, Fair Value, Gross Liability	0		0
Commodity Contract [Member] | Futures and Forwards [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	470,500,000,000	[3]	413,700,000,000	[3]
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	5,300,000,000		4,100,000,000
Derivative Asset, Fair Value, Gross Asset	5,300,000,000		4,100,000,000
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	3,200,000,000		2,800,000,000
Derivative Liability, Fair Value, Gross Liability	3,200,000,000		2,800,000,000
Commodity Contract [Member] | Written Options [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	142,300,000,000	[3]	86,300,000,000	[3]
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	9,500,000,000		6,700,000,000
Derivative Liability, Fair Value, Gross Liability	9,500,000,000		6,700,000,000
Commodity Contract [Member] | Purchased Options [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	141,300,000,000	[3]	84,600,000,000	[3]
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	9,500,000,000		6,600,000,000
Derivative Asset, Fair Value, Gross Asset	9,500,000,000		6,600,000,000
Derivative Liabilities [Abstract]
Derivative Liability, Fair Value, Gross Liability	0
Credit Risk Contract [Member] | Credit Default Swap [Member] | Credit Default Swap, Buying Protection [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	1,944,800,000,000	[3]	2,184,700,000,000	[3]
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	95,800,000,000		69,800,000,000
Derivative Asset, Fair Value, Gross Asset	95,800,000,000		69,800,000,000
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	13,800,000,000		34,000,000,000
Derivative Liability, Fair Value, Gross Liability	13,800,000,000		34,000,000,000
Credit Risk Contract [Member] | Credit Default Swap [Member] | Credit Default Swap, Selling Protection [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	1,885,944,000,000	[3]	2,133,488,000,000	[3]
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	14,100,000,000		33,300,000,000
Derivative Asset, Fair Value, Gross Asset	14,100,000,000		33,300,000,000
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	90,500,000,000		63,200,000,000
Derivative Liability, Fair Value, Gross Liability	90,487,000,000		63,164,000,000
Credit Risk Contract [Member] | Return Swaps Other [Member] | Credit Default Swap, Buying Protection [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	17,500,000,000	[3]	26,000,000,000	[3]
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	600,000,000		900,000,000
Derivative Asset, Fair Value, Gross Asset	600,000,000		900,000,000
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	300,000,000		200,000,000
Derivative Liability, Fair Value, Gross Liability	300,000,000		200,000,000
Credit Risk Contract [Member] | Return Swaps Other [Member] | Credit Default Swap, Selling Protection [Member]
Notional Amount of Derivatives, [Abstract]
Notional Amount of Derivatives	17,838,000,000	[3]	22,474,000,000	[3]
Derivative Assets [Abstract]
Gross Derivative Assets Trading Activities And As Economic Hedges	500,000,000		500,000,000
Derivative Asset, Fair Value, Gross Asset	500,000,000		500,000,000
Derivative Liabilities [Abstract]
Gross Derivative Liabilities Trading Activities And As Economic Hedges	700,000,000		500,000,000
Derivative Liability, Fair Value, Gross Liability	$ 716,000,000		$ 518,000,000

[1]	Excludes $191 million of long-term debt designated as a hedge of foreign currency risk.
[2]	Excludes $4.1 billion of long-term debt designated as a hedge of foreign currency risk.
[3]	Represents the total contract/notional amount of derivative assets and liabilities outstanding.

Derivatives - Derivatives Designated as Accounting Hedges - Fair Value Hedges (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Effect of Fair Value Hedges on Results of Operations [Abstract]
Derivative	$ (6,206)		$ (69)		$ (3,186)
Hedged Item	4,448		(718)		2,134
Hedge Ineffectiveness	(1,758)		(787)		(1,052)
Interest Rate Risk On Long Tern Debt [Member] | Interest Expense [Member]
Effect of Fair Value Hedges on Results of Operations [Abstract]
Derivative	4,384	[1]	2,952	[1]	(4,858)	[1]
Hedged Item	(4,969)	[1]	(3,496)	[1]	4,082	[1]
Hedge Ineffectiveness	(585)	[1]	(544)	[1]	(776)	[1]
Interest Rate and Foreign Currency Risk on Long Term Debt [Member] | Interest Expense [Member]
Effect of Fair Value Hedges on Results of Operations [Abstract]
Derivative	780	[1]	(463)	[1]	932	[1]
Hedged Item	(1,057)	[1]	130	[1]	(858)	[1]
Hedge Ineffectiveness	(277)	[1]	(333)	[1]	74	[1]
Interest Rate Risk on Available For Sale Securities [Member] | Interest Income [Member]
Effect of Fair Value Hedges on Results of Operations [Abstract]
Derivative	(11,386)	[2]	(2,577)	[2]	791	[2]
Hedged Item	10,490	[2]	2,667	[2]	(1,141)	[2]
Hedge Ineffectiveness	(896)	[2]	90	[2]	(350)	[2]
Commodity Contract [Member] | Trading Account Profits (Losses) [Member]
Effect of Fair Value Hedges on Results of Operations [Abstract]
Derivative	16	[3]	19	[3]	(51)	[3]
Hedged Item	$ (16)	[3]	$ (19)	[3]	$ 51	[3]

[1]	Amounts are recorded in interest expense on long-term debt and in other income.
[2]	Amounts are recorded in interest income on AFS securities.
[3]	Amounts are recorded in trading account profits.

Derivatives - Derivatives Designated as Accounting Hedges - Cash Flow Hedges (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
In Text Details [Abstract]
Cash Flow Hedge Gain (Loss) to be Reclassified within Twelve Months	$ 1,500,000,000
Cash Flow Hedge Gain (Loss) to be Reclassified within Twelve Months, Net of Tax	(1,000,000,000)
Net Investment Hedge Related to Foreign Exchange Risk Excluded From Accumulated Other Comprehensive Income	82,000,000		192,000,000		(387,000,000)
Table Details [Abstract]
Loss on discontinuance of certain cash flow hedges	(38,000,000)		0		(44,000,000)
Cash Flow Hedging [Member]
Cash Flow Hedges And Net Investment Hedges [Abstract]
Gain (losses) Recognized in Accumulated OCI on Derivatives	(2,490,000,000)		(1,755,000,000)		242,000,000
Gains (losses) in Income Reclassified from Accumulated OCI	(1,617,000,000)		(644,000,000)		(1,223,000,000)
Hedge Ineffectiveness and Amounts Excluded from Effectiveness Testing	(11,000,000)	[1]	(19,000,000)	[1]	69,000,000	[1]
Interest Rate Risk on Variable Rate Portfolios [Member] | Cash Flow Hedging [Member]
Cash Flow Hedges And Net Investment Hedges [Abstract]
Gain (losses) Recognized in Accumulated OCI on Derivatives	(2,079,000,000)	[2]	(1,876,000,000)		502,000,000
Gains (losses) in Income Reclassified from Accumulated OCI	(1,392,000,000)	[2]	(410,000,000)		(1,293,000,000)
Hedge Ineffectiveness and Amounts Excluded from Effectiveness Testing	(8,000,000)	[1],[2]	(30,000,000)	[1]	71,000,000	[1]
Commodity Contract [Member] | Cash Flow Hedging [Member]
Cash Flow Hedges And Net Investment Hedges [Abstract]
Gain (losses) Recognized in Accumulated OCI on Derivatives	(3,000,000)		32,000,000		72,000,000
Gains (losses) in Income Reclassified from Accumulated OCI	6,000,000		25,000,000		70,000,000
Hedge Ineffectiveness and Amounts Excluded from Effectiveness Testing	(3,000,000)	[1]	11,000,000	[1]	(2,000,000)	[1]
Price risk on restricted stock awards [Member] | Cash Flow Hedging [Member]
Cash Flow Hedges And Net Investment Hedges [Abstract]
Gain (losses) Recognized in Accumulated OCI on Derivatives	(408,000,000)		(97,000,000)		(332,000,000)
Gains (losses) in Income Reclassified from Accumulated OCI	(231,000,000)		(33,000,000)
Price Risk On Equity Investments Included In Available For Sale Securities [Member] | Cash Flow Hedging [Member]
Cash Flow Hedges And Net Investment Hedges [Abstract]
Gain (losses) Recognized in Accumulated OCI on Derivatives			186,000,000
Gains (losses) in Income Reclassified from Accumulated OCI			(226,000,000)
Foreign Exchange Risk [Member] | Net Investment Hedging [Member]
Cash Flow Hedges And Net Investment Hedges [Abstract]
Gain (losses) Recognized in Accumulated OCI on Derivatives	1,055,000,000		(482,000,000)		(2,997,000,000)
Gains (losses) in Income Reclassified from Accumulated OCI	384,000,000
Hedge Ineffectiveness and Amounts Excluded from Effectiveness Testing	$ (572,000,000)	[1]	$ (315,000,000)	[1]	$ (142,000,000)	[1]

[1]	Amounts related to derivatives designated as cash flow hedges represent hedge ineffectiveness and amounts related to net investment hedges represent amounts excluded from effectiveness testing.
[2]	Losses reclassified from accumulated OCI to the Consolidated Statement of Income include $38 million, $0 and $44 million in 2011, 2010 and 2009 related to the discontinuance of certain cash flow hedges because it was no longer probable that the original forecasted transaction would occur.

Derivatives - Economic Hedges (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Derivative [Line Items]
Gain (Loss) On Derivative Instrument, Interest Rate Lock Commitments On Loans Held For Sale	$ 3,800,000,000		$ 8,700,000,000		$ 8,400,000,000
Summary of Derivative Instruments by Risk Exposure [Abstract]
Price Risk On Mortgage Banking Production Income	2,852,000,000	[1],[2]	9,109,000,000	[1],[2]	8,898,000,000	[1],[2]
Interest rate risk on mortgage banking servicing income	3,612,000,000	[1]	3,878,000,000	[1]	(4,264,000,000)	[1]
Credit risk on loans	30,000,000	[3]	(121,000,000)	[3]	(515,000,000)	[3]
Interest rate and foreign currency risk on long-term debt and other foreign exchange transactions	(48,000,000)	[4]	(2,080,000,000)	[4]	1,572,000,000	[4]
Other Gain Loss On Economic Hedges	(329,000,000)	[5]	(109,000,000)	[5]	16,000,000	[5]
Gain Loss On Economic Hedges	$ 6,117,000,000		$ 10,677,000,000		$ 5,707,000,000

[1]	Gains (losses) on these derivatives are recorded in mortgage banking income.
[2]	Includes gains on interest rate lock commitments related to the origination of mortgage loans that are held-for-sale, which are considered derivative instruments, of $3.8 billion, $8.7 billion and $8.4 billion for 2011, 2010 and 2009, respectively.
[3]	Gains (losses) on these derivatives are recorded in other income (loss).
[4]	The majority of the balance is related to the revaluation of economic hedges on foreign currency-denominated debt which is recorded in other income (loss).
[5]	Gains (losses) on these derivatives are recorded in other income (loss), and personnel expense for hedges of certain RSUs, for 2011 and 2010.

Derivatives - Sales and Trading Revenue (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Derivatives, Fair Value [Line Items]
Brokerage Commissions Revenue	$ 2,200,000,000		$ 2,300,000,000
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	12,641,000,000		16,415,000,000		16,374,000,000
Trading Account Profits (Losses) [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	6,424,000,000		9,630,000,000		11,559,000,000
Other Income [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	2,738,000,000	[1],[2]	2,723,000,000	[1],[2]	(395,000,000)	[1],[2]
Net Interest Income [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	3,479,000,000		4,062,000,000		5,210,000,000
Income Interest Rate [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	3,033,000,000		2,782,000,000		4,244,000,000
Income Interest Rate [Member] | Trading Account Profits (Losses) [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	2,118,000,000		2,032,000,000		3,125,000,000
Income Interest Rate [Member] | Other Income [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	(8,000,000)	[1],[2]	91,000,000	[1],[2]	(16,000,000)	[1],[2]
Income Interest Rate [Member] | Net Interest Income [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	923,000,000		659,000,000		1,135,000,000
Foreign Exchange [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	1,031,000,000		840,000,000		973,000,000
Foreign Exchange [Member] | Trading Account Profits (Losses) [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	1,088,000,000		903,000,000		950,000,000
Foreign Exchange [Member] | Other Income [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	(65,000,000)	[1],[2]	(63,000,000)	[1],[2]	(3,000,000)	[1],[2]
Foreign Exchange [Member] | Net Interest Income [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	8,000,000				26,000,000
Equity [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	3,943,000,000		4,101,000,000		4,590,000,000
Equity [Member] | Trading Account Profits (Losses) [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	1,482,000,000		1,649,000,000		2,028,000,000
Equity [Member] | Other Income [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	2,333,000,000	[1],[2]	2,435,000,000	[1],[2]	2,325,000,000	[1],[2]
Equity [Member] | Net Interest Income [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	128,000,000		17,000,000		237,000,000
Credit [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	4,256,000,000		8,420,000,000		5,899,000,000
Credit [Member] | Trading Account Profits (Losses) [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	1,102,000,000		4,599,000,000		4,282,000,000
Credit [Member] | Other Income [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	550,000,000	[1],[2]	264,000,000	[1],[2]	(2,725,000,000)	[1],[2]
Credit [Member] | Net Interest Income [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	2,604,000,000		3,557,000,000		4,342,000,000
Other Trading [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	378,000,000		272,000,000		668,000,000
Other Trading [Member] | Trading Account Profits (Losses) [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	634,000,000		447,000,000		1,174,000,000
Other Trading [Member] | Other Income [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	(72,000,000)	[1],[2]	(4,000,000)	[1],[2]	24,000,000	[1],[2]
Other Trading [Member] | Net Interest Income [Member]
Sales and Trading Revenue [Abstract]
Trading Activity, Gains and Losses, Net	$ (184,000,000)		$ (171,000,000)		$ (530,000,000)

[1]	Represents investment and brokerage services and other income recorded in Global Markets that the Corporation includes in its definition of sales and trading revenue.
[2]	Other income (loss) includes commissions and brokerage fee revenue of $2.2 billion and $2.3 billion for 2011 and 2010 included in equity risk.

Derivatives - Credit Derivatives (Details) (USD $)	Dec. 31, 2011		Dec. 31, 2010
Carrying Value [Abstract]
Derivative Liability, Fair Value, Gross Liability	$ 1,861,300,000,000		$ 1,505,800,000,000
Notional Amount of Derivatives, [Abstract]
Derivative Liability, Notional Amount, Expiration Less Than One Year	316,066,000,000		218,655,000,000
Derivative Liability, Notional Amount, Expiration From One to Three Years	632,264,000,000		781,075,000,000
Derivative Liability, Notional Amount, Expiration From Three to Five Years	678,480,000,000		670,959,000,000
Derivative Liability, Notional Amount, Greater Than Five Years	276,972,000,000		485,273,000,000
Notional Amount of Derivatives	1,903,782,000,000		2,155,962,000,000
In Text Details [Abstract]
Carrying value of written credit derivatives	48,000,000,000		43,700,000,000
Notional Amount of Written Credit Derivatives With Identical Referenced Underlying Held by Entity	1,000,000,000,000		1,400,000,000,000
Credit Derivative [Member]
Carrying Value [Abstract]
Derivative Liability, Fair Value of Derivative Liability, Expiration Less Than One Year	5,553,000,000		757,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration From One to Three Years	16,451,000,000		9,239,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration From Three To Five Years	35,406,000,000		15,225,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration Greater Than Five Years	33,793,000,000		38,461,000,000
Derivative Liability, Fair Value, Gross Liability	91,203,000,000		63,682,000,000
Credit Default Swap [Member] | Credit Risk Contract [Member] | Credit Default Swap, Selling Protection [Member]
Carrying Value [Abstract]
Derivative Liability, Fair Value of Derivative Liability, Expiration Less Than One Year	5,031,000,000		756,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration From One to Three Years	16,449,000,000		9,237,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration From Three To Five Years	35,343,000,000		15,185,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration Greater Than Five Years	33,664,000,000		37,986,000,000
Derivative Liability, Fair Value, Gross Liability	90,487,000,000		63,164,000,000
Notional Amount of Derivatives, [Abstract]
Derivative Liability, Notional Amount, Expiration Less Than One Year	315,761,000,000		218,542,000,000
Derivative Liability, Notional Amount, Expiration From One to Three Years	630,241,000,000		780,987,000,000
Derivative Liability, Notional Amount, Expiration From Three to Five Years	664,446,000,000		654,595,000,000
Derivative Liability, Notional Amount, Greater Than Five Years	275,496,000,000		479,364,000,000
Notional Amount of Derivatives	1,885,944,000,000	[1]	2,133,488,000,000	[1]
Credit Default Swap [Member] | Credit Risk Contract [Member] | Credit Default Swap, Selling Protection [Member] | External Credit Rating, Investment Grade [Member]
Carrying Value [Abstract]
Derivative Liability, Fair Value of Derivative Liability, Expiration Less Than One Year	795,000,000		158,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration From One to Three Years	5,011,000,000		2,607,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration From Three To Five Years	17,271,000,000		7,331,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration Greater Than Five Years	7,325,000,000		14,880,000,000
Derivative Liability, Fair Value, Gross Liability	30,402,000,000		24,976,000,000
Notional Amount of Derivatives, [Abstract]
Derivative Liability, Notional Amount, Expiration Less Than One Year	182,137,000,000		133,691,000,000
Derivative Liability, Notional Amount, Expiration From One to Three Years	401,914,000,000		466,565,000,000
Derivative Liability, Notional Amount, Expiration From Three to Five Years	477,924,000,000		475,715,000,000
Derivative Liability, Notional Amount, Greater Than Five Years	127,570,000,000		275,434,000,000
Notional Amount of Derivatives	1,189,545,000,000		1,351,405,000,000
Credit Default Swap [Member] | Credit Risk Contract [Member] | Credit Default Swap, Selling Protection [Member] | External Credit Rating, Non Investment Grade [Member]
Carrying Value [Abstract]
Derivative Liability, Fair Value of Derivative Liability, Expiration Less Than One Year	4,236,000,000		598,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration From One to Three Years	11,438,000,000		6,630,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration From Three To Five Years	18,072,000,000		7,854,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration Greater Than Five Years	26,339,000,000		23,106,000,000
Derivative Liability, Fair Value, Gross Liability	60,085,000,000		38,188,000,000
Notional Amount of Derivatives, [Abstract]
Derivative Liability, Notional Amount, Expiration Less Than One Year	133,624,000,000		84,851,000,000
Derivative Liability, Notional Amount, Expiration From One to Three Years	228,327,000,000		314,422,000,000
Derivative Liability, Notional Amount, Expiration From Three to Five Years	186,522,000,000		178,880,000,000
Derivative Liability, Notional Amount, Greater Than Five Years	147,926,000,000		203,930,000,000
Notional Amount of Derivatives	696,399,000,000		782,083,000,000
Return Swaps Other [Member] | Credit Risk Contract [Member] | Credit Default Swap, Selling Protection [Member]
Carrying Value [Abstract]
Derivative Liability, Fair Value of Derivative Liability, Expiration Less Than One Year	522,000,000		1,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration From One to Three Years	2,000,000		2,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration From Three To Five Years	63,000,000		40,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration Greater Than Five Years	129,000,000		475,000,000
Derivative Liability, Fair Value, Gross Liability	716,000,000		518,000,000
Notional Amount of Derivatives, [Abstract]
Derivative Liability, Notional Amount, Expiration Less Than One Year	305,000,000		113,000,000
Derivative Liability, Notional Amount, Expiration From One to Three Years	2,023,000,000		88,000,000
Derivative Liability, Notional Amount, Expiration From Three to Five Years	14,034,000,000		16,364,000,000
Derivative Liability, Notional Amount, Greater Than Five Years	1,476,000,000		5,909,000,000
Notional Amount of Derivatives	17,838,000,000	[1]	22,474,000,000	[1]
Return Swaps Other [Member] | Credit Risk Contract [Member] | Credit Default Swap, Selling Protection [Member] | External Credit Rating, Investment Grade [Member]
Carrying Value [Abstract]
Derivative Liability, Fair Value of Derivative Liability, Expiration From Three To Five Years	30,000,000		38,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration Greater Than Five Years	1,000,000		60,000,000
Derivative Liability, Fair Value, Gross Liability	31,000,000		98,000,000
Notional Amount of Derivatives, [Abstract]
Derivative Liability, Notional Amount, Expiration From One to Three Years			10,000,000
Derivative Liability, Notional Amount, Expiration From Three to Five Years	9,116,000,000		15,413,000,000
Derivative Liability, Notional Amount, Greater Than Five Years			4,012,000,000
Notional Amount of Derivatives	9,116,000,000		19,435,000,000
Return Swaps Other [Member] | Credit Risk Contract [Member] | Credit Default Swap, Selling Protection [Member] | External Credit Rating, Non Investment Grade [Member]
Carrying Value [Abstract]
Derivative Liability, Fair Value of Derivative Liability, Expiration Less Than One Year	522,000,000		1,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration From One to Three Years	2,000,000		2,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration From Three To Five Years	33,000,000		2,000,000
Derivative Liability, Fair Value of Derivative Liability, Expiration Greater Than Five Years	128,000,000		415,000,000
Derivative Liability, Fair Value, Gross Liability	685,000,000		420,000,000
Notional Amount of Derivatives, [Abstract]
Derivative Liability, Notional Amount, Expiration Less Than One Year	305,000,000		113,000,000
Derivative Liability, Notional Amount, Expiration From One to Three Years	2,023,000,000		78,000,000
Derivative Liability, Notional Amount, Expiration From Three to Five Years	4,918,000,000		951,000,000
Derivative Liability, Notional Amount, Greater Than Five Years	1,476,000,000		1,897,000,000
Notional Amount of Derivatives	8,722,000,000		3,039,000,000
Credit-related notes [Member]
Carrying Value [Abstract]
Derivative Liability, Fair Value of Derivative Liability, Expiration Less Than One Year	124,000,000	[2]	9,000,000	[2],[3]
Derivative Liability, Fair Value of Derivative Liability, Expiration From One to Three Years	79,000,000	[2]	169,000,000	[2],[3]
Derivative Liability, Fair Value of Derivative Liability, Expiration From Three To Five Years	240,000,000	[2]	174,000,000	[2],[3]
Derivative Liability, Fair Value of Derivative Liability, Expiration Greater Than Five Years	3,211,000,000	[2]	5,948,000,000	[2],[3]
Derivative Liability, Fair Value, Gross Liability	3,654,000,000	[2]	6,300,000,000	[2],[3]
Notional Amount of Derivatives, [Abstract]
Derivative Liability, Notional Amount, Expiration Less Than One Year	124,000,000		9,000,000
Derivative Liability, Notional Amount, Expiration From One to Three Years	79,000,000		169,000,000
Derivative Liability, Notional Amount, Expiration From Three to Five Years	240,000,000		174,000,000
Derivative Liability, Notional Amount, Greater Than Five Years	3,211,000,000		5,948,000,000
Notional Amount of Derivatives	3,654,000,000		6,300,000,000
Credit-related notes [Member] | External Credit Rating, Investment Grade [Member]
Carrying Value [Abstract]
Derivative Liability, Fair Value of Derivative Liability, Expiration From One to Three Years	5,000,000	[2]	136,000,000	[2],[3]
Derivative Liability, Fair Value of Derivative Liability, Expiration From Three To Five Years	132,000,000	[2]
Derivative Liability, Fair Value of Derivative Liability, Expiration Greater Than Five Years	1,925,000,000	[2]	3,525,000,000	[2],[3]
Derivative Liability, Fair Value, Gross Liability	2,062,000,000	[2]	3,661,000,000	[2],[3]
Notional Amount of Derivatives, [Abstract]
Derivative Liability, Notional Amount, Expiration Less Than One Year	0		0
Derivative Liability, Notional Amount, Expiration From One to Three Years	5,000,000		136,000,000
Derivative Liability, Notional Amount, Expiration From Three to Five Years	132,000,000		0
Derivative Liability, Notional Amount, Greater Than Five Years	1,925,000,000		3,525,000,000
Notional Amount of Derivatives	2,062,000,000		3,661,000,000
Credit-related notes [Member] | External Credit Rating, Non Investment Grade [Member]
Carrying Value [Abstract]
Derivative Liability, Fair Value of Derivative Liability, Expiration Less Than One Year	124,000,000	[2]	9,000,000	[2],[3]
Derivative Liability, Fair Value of Derivative Liability, Expiration From One to Three Years	74,000,000	[2]	33,000,000	[2],[3]
Derivative Liability, Fair Value of Derivative Liability, Expiration From Three To Five Years	108,000,000	[2]	174,000,000	[2],[3]
Derivative Liability, Fair Value of Derivative Liability, Expiration Greater Than Five Years	1,286,000,000	[2]	2,423,000,000	[2],[3]
Derivative Liability, Fair Value, Gross Liability	1,592,000,000	[2]	2,639,000,000	[2],[3]
Notional Amount of Derivatives, [Abstract]
Derivative Liability, Notional Amount, Expiration Less Than One Year	124,000,000		9,000,000
Derivative Liability, Notional Amount, Expiration From One to Three Years	74,000,000		33,000,000
Derivative Liability, Notional Amount, Expiration From Three to Five Years	108,000,000		174,000,000
Derivative Liability, Notional Amount, Greater Than Five Years	1,286,000,000		2,423,000,000
Notional Amount of Derivatives	1,592,000,000		2,639,000,000
Scenario, Previously Reported [Member] | Credit-related notes [Member]
Carrying Value [Abstract]
Derivative Liability, Fair Value, Gross Liability			3,600,000,000
Cumulative-Effect Adjustment, Consolidation of Variable Interest Entity [Member] | Credit-related notes [Member]
Carrying Value [Abstract]
Derivative Liability, Fair Value, Gross Liability			$ 6,300,000,000

[1]	Represents the total contract/notional amount of derivative assets and liabilities outstanding.
[2]	For credit-related notes, maximum payout/notional is the same as carrying value.
[3]	For December 31, 2010, total credit-related note amounts have been revised from $3.6 billion (as previously reported) to $6.3 billion to reflect collateralized debt obligations and collateralized loan obligations held by certain consolidated VIEs.

Derivatives - Credit-related Contingent Features and Collateral (Details) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Derivative [Line Items]
Collateral Held, Cash and Securities	$ 87,700,000,000	$ 86,100,000,000
Collateral Already Posted, Aggregate Fair Value	86,500,000,000	66,900,000,000
Colateral Not Yet Posted Aggregate Fair Value	4,200,000,000
Unilateral Derivative Termination Contract [Member]
Derivative [Line Items]
Collateral Already Posted, Aggregate Fair Value	1,000,000,000
Derivative Liability, Fair Value, Amount Offset Against Collateral	947,000,000
Unilateral Derivative Termination Contract For Rating Downgrade of Long-Term Senior Debt [Member]
Derivative [Line Items]
Collateral Already Posted, Aggregate Fair Value	2,700,000,000
Derivative Liability, Fair Value, Amount Offset Against Collateral	2,900,000,000
Rating Agency Downgrade By One Notch [Member]
Derivative [Line Items]
Additional Collateral, Aggregate Fair Value	2,500,000,000
Rating Agency Downgrade By One Notch [Member] | Bank of America, N.A. [Member]
Derivative [Line Items]
Additional Collateral, Aggregate Fair Value	2,100,000,000
Rating Agency Downgrade By One Notch [Member] | Merrill Lynch [Member]
Derivative [Line Items]
Additional Collateral, Aggregate Fair Value	403,000,000
Rating Agency Downgrade by Two Notches [Member]
Derivative [Line Items]
Additional Collateral, Aggregate Fair Value	2,000,000,000
Rating Agency Downgrade by Two Notches [Member] | Unilateral Derivative Termination Contract For Rating Downgrade of Long-Term Senior Debt [Member]
Derivative [Line Items]
Collateral Already Posted, Aggregate Fair Value	5,400,000,000
Derivative Liability, Incremental Increase, Fair Value, Amount Offset Against Collateral	5,600,000,000
Rating Agency Downgrade by Two Notches [Member] | Bank of America, N.A. [Member]
Derivative [Line Items]
Additional Collateral, Aggregate Fair Value	1,518,000,000
Rating Agency Downgrade by Two Notches [Member] | Merrill Lynch [Member]
Derivative [Line Items]
Additional Collateral, Aggregate Fair Value	$ 522,000,000

Derivatives - Derivative Valuation Adjustments (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Derivative [Line Items]
Credit Valuation Gains (Losses) For Counterparty Credit Risk Related To Derivative Assets	$ (1,900,000,000)	$ 731,000,000
Credit Valuation Gains Losses Net Of Hedges Recognized In Trading Account Profits For Counterparty Credit Risk	(606,000,000)	(8,000,000)
Decrease in Derivative Asset Value Related to Cumulative Counterparty Credit Risk Valuation	2,800,000,000	6,800,000,000
Credit Valuation Gain (Loss) Recognized In Trading Account Profit (Loss) Related to Changes in the Entity's Credit Quality	1,400,000,000	331,000,000
Credit Valuation Gain (Loss) Recognized In Trading Account Profit (Loss) Related to Changes in the Entity Credit Quality, Net of Hedge	1,000,000,000	262,000,000
Decrease in Derivative Liability Value Related to Cumulative Counterparty Credit Risk Valuation	$ 2,400,000,000	$ 1,100,000,000

Securities - Amortized Cost, Gains and Losses, and Fair Value (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2011 United States Treasury And Agency Securities Member	Dec. 31, 2011 United States Treasury Securities Exceeding Ten Percent Of Consolidated Shareholders Equity [Member]	Dec. 31, 2010 United States Treasury Securities Exceeding Ten Percent Of Consolidated Shareholders Equity [Member]	Dec. 31, 2011 Agency Securities [Member]	Dec. 31, 2010 Agency Securities [Member]	Dec. 31, 2011 Collateralized Mortgage Obligations [Member]	Dec. 31, 2010 Collateralized Mortgage Obligations [Member]	Dec. 31, 2011 Residential Mortgage Backed Securities [Member]		Dec. 31, 2010 Residential Mortgage Backed Securities [Member]	Dec. 31, 2011 Residential Mortgage Backed Securities [Member] Prime Loan [Member]	Dec. 31, 2010 Residential Mortgage Backed Securities [Member] Prime Loan [Member]	Dec. 31, 2011 Residential Mortgage Backed Securities [Member] Alt-A Loan [Member]	Dec. 31, 2010 Residential Mortgage Backed Securities [Member] Alt-A Loan [Member]	Dec. 31, 2011 Residential Mortgage Backed Securities [Member] Subprime Loan [Member]	Dec. 31, 2010 Residential Mortgage Backed Securities [Member] Subprime Loan [Member]	Dec. 31, 2011 Commercial Mortgage Backed Securities [Member]	Dec. 31, 2010 Commercial Mortgage Backed Securities [Member]	Dec. 31, 2011 Non United States Securities [Member]	Dec. 31, 2010 Non United States Securities [Member]	Dec. 31, 2011 Corporate Bond Securities [Member]	Dec. 31, 2010 Corporate Bond Securities [Member]	Dec. 31, 2011 Other Debt Obligations [Member]	Dec. 31, 2010 Other Debt Obligations [Member]	Dec. 31, 2011 Taxable Securities [Member]	Dec. 31, 2010 Taxable Securities [Member]	Dec. 31, 2011 Tax-exempt securities [Member]	Dec. 31, 2010 Tax-exempt securities [Member]	Dec. 31, 2011 Debt [Member]	Dec. 31, 2010 Debt [Member]	Dec. 31, 2009 Debt [Member]	Dec. 31, 2008 Debt [Member]	Dec. 31, 2011 Equity Securities		Dec. 31, 2010 Equity Securities
Debt and Marketable Equity Securities [Abstract]
Available-for-sale Securities, Amortized Cost	$ 271,172,000,000		$ 336,498,000,000	$ 43,433,000,000	$ 43,433,000,000	$ 49,413,000,000	$ 138,073,000,000	$ 190,409,000,000	$ 44,392,000,000	$ 36,639,000,000	$ 14,948,000,000	[1]	$ 23,458,000,000							$ 4,894,000,000	$ 6,167,000,000	$ 4,872,000,000	$ 4,054,000,000	$ 2,993,000,000	$ 5,157,000,000	$ 12,889,000,000	$ 15,514,000,000	$ 266,494,000,000	$ 330,811,000,000	$ 4,678,000,000	$ 5,687,000,000
Available-for-sale Securities, Gross Unrealized Gains					242,000,000	604,000,000	4,511,000,000	3,048,000,000	774,000,000	401,000,000	301,000,000	[1]	588,000,000							629,000,000	686,000,000	62,000,000	92,000,000	79,000,000	144,000,000	49,000,000	39,000,000	6,647,000,000	5,602,000,000	15,000,000	32,000,000	6,662,000,000	5,634,000,000			10,000,000	[2]	10,628,000,000
Available-for-sale Securities, Gross Unrealized Losses					(811,000,000)	(912,000,000)	(21,000,000)	(2,240,000,000)	(167,000,000)	(23,000,000)	(482,000,000)	[1]	(929,000,000)							(1,000,000)	(1,000,000)	(14,000,000)	(7,000,000)	(37,000,000)	(10,000,000)	(60,000,000)	(161,000,000)	(1,593,000,000)	(4,283,000,000)	(90,000,000)	(222,000,000)	(1,683,000,000)	(4,505,000,000)			(7,000,000)	[2]	(13,000,000)
AFS Debt Securities	276,151,000,000		337,627,000,000	42,864,000,000	42,864,000,000	49,105,000,000	142,563,000,000	191,217,000,000	44,999,000,000	37,017,000,000	14,767,000,000	[1]	23,117,000,000							5,522,000,000	6,852,000,000	4,920,000,000	4,139,000,000	3,035,000,000	5,291,000,000	12,878,000,000	15,392,000,000	271,548,000,000	332,130,000,000	4,603,000,000	5,497,000,000
Held-to-maturity debt securities, Amortized Cost	35,265,000,000		427,000,000
Held-to-maturity Securities, Unrecognized Holding Gain	181,000,000	[3]
Held-to-maturity Securities, Unrecognized Holding Loss	(4,000,000)	[3]
Held-to-maturity Securities, Fair Value	35,442,000,000		427,000,000
Total Debt Securities Amortized Cost	306,437,000,000		336,925,000,000
Total Debt Securities Gross Unrealized Gains	6,843,000,000		5,634,000,000
Total Debt Securities Gross Unrealized Losses	(1,687,000,000)		(4,505,000,000)
Debt Securities, Fair Value	311,593,000,000		338,054,000,000
Available-for-sale Equity Securities, Amortized Cost Basis																																				65,000,000	[2]	8,650,000,000
Available-for-sale Securities, Equity Securities																																				68,000,000	[2]	19,265,000,000
Table Details [Abstract]
Available-for-sale Securities, Debt Maturities, Percent Held by Rating														89.00%	90.00%	9.00%	8.00%	2.00%	2.00%
In Text Details [Abstract]
Accumulated Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax	3,100,000,000																															3,100,000,000	714,000,000	(628,000,000)	(5,956,000,000)
Other Comprehensive Income (Loss), Unrealized Holding Gain (Loss) on Securities Arising During Period, Tax	1,900,000,000
Nonperforming Debt Securities	140,000,000		44,000,000
Gross gains recorded in OCI	$ 9,000,000		$ 51,000,000

[1]	At December 31, 2011 and 2010, includes approximately 89 percent and 90 percent prime bonds, nine percent and eight percent Alt-A bonds and two percent subprime bonds.
[2]	Classified in other assets on the Corporation’s Consolidated Balance Sheet.
[3]	Substantially all U.S. agency securities.

Securities Securities - OTTI and Loss (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009
Other than Temporary Impairment Losses, Investments, Held-to-maturity Securities [Abstract]
Total OTTI losses (unrealized and realized)	$ (360)		$ (2,174)	$ (3,508)
Unrealized OTTI losses recognized in accumulated OCI	61		1,207	672
Net impairment losses recognized in earnings	299		967	2,836
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Roll Forward]
Beginning Balance	2,148		3,155
Additions for credit losses recognized on debt securities that had no previous impairment losses	72		487
Additions for credit losses recognized on debt securities that had previously incurred impairment losses	149		421
Reductions for debt securities sold or intended to be sold	(2,059)		(1,915)
Ending Balance	310		2,148	3,155
Residential Mortgage Backed Securities [Member]
Other than Temporary Impairment Losses, Investments, Held-to-maturity Securities [Abstract]
Total OTTI losses (unrealized and realized)	(348)		(1,305)	(2,240)
Unrealized OTTI losses recognized in accumulated OCI	61		817	672
Net impairment losses recognized in earnings	287		488	1,568
Residential Mortgage Backed Securities [Member] | Weighted average [Member]
Valuation Of Non Agency Residential Mortgage Backed Securities [Abstract]
Prepayment speed	10.00%
Loss Severity	49.00%
Life Default Rate	50.00%
Residential Mortgage Backed Securities [Member] | Tenth Percentile [Member]
Valuation Of Non Agency Residential Mortgage Backed Securities [Abstract]
Prepayment speed	3.00%	[1],[2]
Loss Severity	15.00%	[1],[2]
Life Default Rate	2.00%	[1],[2]
Residential Mortgage Backed Securities [Member] | Ninetieth Percentile [Member]
Valuation Of Non Agency Residential Mortgage Backed Securities [Abstract]
Prepayment speed	22.00%	[1],[2]
Loss Severity	62.00%	[1],[2]
Life Default Rate	100.00%	[1],[2]
Commercial Mortgage Backed Securities [Member]
Other than Temporary Impairment Losses, Investments, Held-to-maturity Securities [Abstract]
Total OTTI losses (unrealized and realized)	(10)		(19)	(6)
Unrealized OTTI losses recognized in accumulated OCI			15
Net impairment losses recognized in earnings	10		4	6
Foreign Securities [Member]
Other than Temporary Impairment Losses, Investments, Held-to-maturity Securities [Abstract]
Total OTTI losses (unrealized and realized)			(276)	(360)
Unrealized OTTI losses recognized in accumulated OCI			16
Net impairment losses recognized in earnings			260	360
Corporate Bond Securities [Member]
Other than Temporary Impairment Losses, Investments, Held-to-maturity Securities [Abstract]
Total OTTI losses (unrealized and realized)			(6)	(87)
Unrealized OTTI losses recognized in accumulated OCI			2
Net impairment losses recognized in earnings			4	87
Other Debt Obligations [Member]
Other than Temporary Impairment Losses, Investments, Held-to-maturity Securities [Abstract]
Total OTTI losses (unrealized and realized)	(2)		(568)	(815)
Unrealized OTTI losses recognized in accumulated OCI			357
Net impairment losses recognized in earnings	$ 2		$ 211	$ 815
Prime Loan [Member] | Residential Mortgage Backed Securities [Member] | Weighted average [Member]
Valuation Of Non Agency Residential Mortgage Backed Securities [Abstract]
Loss Severity	43.00%
Life Default Rate	36.00%
Alt-A Loan [Member] | Residential Mortgage Backed Securities [Member] | Weighted average [Member]
Valuation Of Non Agency Residential Mortgage Backed Securities [Abstract]
Loss Severity	50.00%
Life Default Rate	62.00%
Subprime Loan [Member] | Residential Mortgage Backed Securities [Member] | Weighted average [Member]
Valuation Of Non Agency Residential Mortgage Backed Securities [Abstract]
Loss Severity	60.00%
Life Default Rate	72.00%

[1]	Represents the range of inputs/assumptions based upon the underlying collateral.
[2]	The value of a variable below which the indicated percentile of observations will fall.

Securities Securities - Gross Unrealized Losses (Details) (USD $)	Dec. 31, 2011 Securities		Dec. 31, 2010 Securities
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than Twelve Months, Fair Value	$ 25,233,000,000	[1]	$ 128,960,000,000	[1]
Less than Twelve Months, Gross Unrealized Losses	(344,000,000)	[1]	(3,395,000,000)	[1]
Twelve Months or Longer, Fair Value	48,555,000,000	[1]	6,105,000,000	[1]
Twelve Months or Longer, Gross Unrealized Losses	(1,346,000,000)	[1]	(1,123,000,000)	[1]
Total, Fair Value	73,788,000,000	[1]	135,065,000,000	[1]
Total, Gross Unrealized Losses	(1,690,000,000)	[1]	(4,518,000,000)	[1]
Table Details [Abstract]
Number of Available for Sale Securities Amortized Cost Exceeds Fair Value	3,800		8,500
Available for Sale Securities Amortized Cost Exceeding Fair Value	1,700,000,000		4,500,000,000
Temporarily Impaired [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than Twelve Months, Fair Value	25,075,000,000		128,764,000,000
Less than Twelve Months, Gross Unrealized Losses	(316,000,000)		(3,376,000,000)
Twelve Months or Longer, Fair Value	48,066,000,000		5,352,000,000
Twelve Months or Longer, Gross Unrealized Losses	(1,301,000,000)		(568,000,000)
Total, Fair Value	73,141,000,000		134,116,000,000
Total, Gross Unrealized Losses	(1,617,000,000)		(3,944,000,000)
Temporarily Impaired [Member] | United States Treasury And Agency Securities Member
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than Twelve Months, Fair Value			27,384,000,000
Less than Twelve Months, Gross Unrealized Losses			(763,000,000)
Twelve Months or Longer, Fair Value	38,269,000,000		2,382,000,000
Twelve Months or Longer, Gross Unrealized Losses	(811,000,000)		(149,000,000)
Total, Fair Value	38,269,000,000		29,766,000,000
Total, Gross Unrealized Losses	(811,000,000)		(912,000,000)
Temporarily Impaired [Member] | Debt Securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than Twelve Months, Fair Value	25,044,000,000		128,757,000,000
Less than Twelve Months, Gross Unrealized Losses	(315,000,000)		(3,374,000,000)
Twelve Months or Longer, Fair Value	48,060,000,000		5,333,000,000
Twelve Months or Longer, Gross Unrealized Losses	(1,295,000,000)		(557,000,000)
Total, Fair Value	73,104,000,000		134,090,000,000
Total, Gross Unrealized Losses	(1,610,000,000)		(3,931,000,000)
Temporarily Impaired [Member] | Agency Securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than Twelve Months, Fair Value	4,679,000,000		85,517,000,000
Less than Twelve Months, Gross Unrealized Losses	(13,000,000)		(2,240,000,000)
Twelve Months or Longer, Fair Value	474,000,000
Twelve Months or Longer, Gross Unrealized Losses	(8,000,000)
Total, Fair Value	5,153,000,000		85,517,000,000
Total, Gross Unrealized Losses	(21,000,000)		(2,240,000,000)
Temporarily Impaired [Member] | Collateralized Mortgage Obligations [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than Twelve Months, Fair Value	11,448,000,000		3,220,000,000
Less than Twelve Months, Gross Unrealized Losses	(134,000,000)		(23,000,000)
Twelve Months or Longer, Fair Value	976,000,000
Twelve Months or Longer, Gross Unrealized Losses	(33,000,000)
Total, Fair Value	12,424,000,000		3,220,000,000
Total, Gross Unrealized Losses	(167,000,000)		(23,000,000)
Temporarily Impaired [Member] | Residential Mortgage Backed Securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than Twelve Months, Fair Value	2,112,000,000		6,385,000,000
Less than Twelve Months, Gross Unrealized Losses	(59,000,000)		(205,000,000)
Twelve Months or Longer, Fair Value	3,950,000,000		2,245,000,000
Twelve Months or Longer, Gross Unrealized Losses	(350,000,000)		(274,000,000)
Total, Fair Value	6,062,000,000		8,630,000,000
Total, Gross Unrealized Losses	(409,000,000)		(479,000,000)
Temporarily Impaired [Member] | Commercial Mortgage Backed Securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than Twelve Months, Fair Value	55,000,000		47,000,000
Less than Twelve Months, Gross Unrealized Losses	(1,000,000)		(1,000,000)
Total, Fair Value	55,000,000		47,000,000
Total, Gross Unrealized Losses	(1,000,000)		(1,000,000)
Temporarily Impaired [Member] | Foreign Securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than Twelve Months, Fair Value	1,008,000,000
Less than Twelve Months, Gross Unrealized Losses	(13,000,000)
Twelve Months or Longer, Fair Value	165,000,000		70,000,000
Twelve Months or Longer, Gross Unrealized Losses	(1,000,000)		(7,000,000)
Total, Fair Value	1,173,000,000		70,000,000
Total, Gross Unrealized Losses	(14,000,000)		(7,000,000)
Temporarily Impaired [Member] | Corporate Bond Securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than Twelve Months, Fair Value	415,000,000		465,000,000
Less than Twelve Months, Gross Unrealized Losses	(29,000,000)		(9,000,000)
Twelve Months or Longer, Fair Value	111,000,000		22,000,000
Twelve Months or Longer, Gross Unrealized Losses	(8,000,000)		(1,000,000)
Total, Fair Value	526,000,000		487,000,000
Total, Gross Unrealized Losses	(37,000,000)		(10,000,000)
Temporarily Impaired [Member] | Other Debt Obligations [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than Twelve Months, Fair Value	4,210,000,000		3,414,000,000
Less than Twelve Months, Gross Unrealized Losses	(41,000,000)		(38,000,000)
Twelve Months or Longer, Fair Value	1,361,000,000		46,000,000
Twelve Months or Longer, Gross Unrealized Losses	(19,000,000)		(7,000,000)
Total, Fair Value	5,571,000,000		3,460,000,000
Total, Gross Unrealized Losses	(60,000,000)		(45,000,000)
Temporarily Impaired [Member] | Taxable Securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than Twelve Months, Fair Value	23,927,000,000		126,432,000,000
Less than Twelve Months, Gross Unrealized Losses	(290,000,000)		(3,279,000,000)
Twelve Months or Longer, Fair Value	45,306,000,000		4,765,000,000
Twelve Months or Longer, Gross Unrealized Losses	(1,230,000,000)		(438,000,000)
Total, Fair Value	69,233,000,000		131,197,000,000
Total, Gross Unrealized Losses	(1,520,000,000)		(3,717,000,000)
Temporarily Impaired [Member] | Tax-exempt securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than Twelve Months, Fair Value	1,117,000,000		2,325,000,000
Less than Twelve Months, Gross Unrealized Losses	(25,000,000)		(95,000,000)
Twelve Months or Longer, Fair Value	2,754,000,000		568,000,000
Twelve Months or Longer, Gross Unrealized Losses	(65,000,000)		(119,000,000)
Total, Fair Value	3,871,000,000		2,893,000,000
Total, Gross Unrealized Losses	(90,000,000)		(214,000,000)
Temporarily Impaired [Member] | Equity Securities
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than Twelve Months, Fair Value	31,000,000		7,000,000
Less than Twelve Months, Gross Unrealized Losses	(1,000,000)		(2,000,000)
Twelve Months or Longer, Fair Value	6,000,000		19,000,000
Twelve Months or Longer, Gross Unrealized Losses	(6,000,000)		(11,000,000)
Total, Fair Value	37,000,000		26,000,000
Total, Gross Unrealized Losses	(7,000,000)		(13,000,000)
Other Than Temporarily Impaired [Member] | Residential Mortgage Backed Securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than Twelve Months, Fair Value	158,000,000	[2]	128,000,000	[2]
Less than Twelve Months, Gross Unrealized Losses	28,000,000	[2]	(11,000,000)	[2]
Twelve Months or Longer, Fair Value	489,000,000	[2]	530,000,000	[2]
Twelve Months or Longer, Gross Unrealized Losses	45,000,000	[2]	(439,000,000)	[2]
Total, Fair Value	647,000,000	[2]	658,000,000	[2]
Total, Gross Unrealized Losses	73,000,000	[2]	(450,000,000)	[2]
Other Than Temporarily Impaired [Member] | Other Debt Obligations [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Twelve Months or Longer, Fair Value			223,000,000	[2]
Twelve Months or Longer, Gross Unrealized Losses			(116,000,000)	[2]
Total, Fair Value			223,000,000	[2]
Total, Gross Unrealized Losses			(116,000,000)	[2]
Other Than Temporarily Impaired [Member] | Tax-exempt securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than Twelve Months, Fair Value			68,000,000	[2]
Less than Twelve Months, Gross Unrealized Losses			(8,000,000)	[2]
Total, Fair Value			68,000,000	[2]
Total, Gross Unrealized Losses			$ (8,000,000)	[2]

[1]	At December 31, 2011 and 2010, the amortized cost of approximately 3,800 and 8,500 AFS securities exceeded their fair value by $1.7 billion and $4.5 billion.
[2]	Includes other-than-temporarily impaired AFS debt securities on which a portion of the OTTI loss remains in OCI.

Securities Securities - U.S. GSE, Agency, and Treasury Securities (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Schedule of Held-to-maturity Securities [Line Items]
Held-to-maturity debt securities, Amortized Cost	$ 35,265	$ 427
Held-to-maturity Securities, Fair Value	35,442	427
Federal National Mortgage Association Certificates and Obligations (FNMA) [Member]
Schedule of Held-to-maturity Securities [Line Items]
Held-to-maturity debt securities, Amortized Cost	87,898	123,662
Held-to-maturity Securities, Fair Value	89,243	123,107
Government National Mortgage Association Certificates and Obligations (GNMA) [Member]
Schedule of Held-to-maturity Securities [Line Items]
Held-to-maturity debt securities, Amortized Cost	102,960	72,863
Held-to-maturity Securities, Fair Value	106,200	74,305
Federal Home Loan Mortgage Corporation Certificates and Obligations (FHLMC) [Member]
Schedule of Held-to-maturity Securities [Line Items]
Held-to-maturity debt securities, Amortized Cost	26,617	30,523
Held-to-maturity Securities, Fair Value	27,129	30,822
United States Treasury Securities Exceeding Ten Percent Of Consolidated Shareholders Equity [Member]
Schedule of Held-to-maturity Securities [Line Items]
Held-to-maturity debt securities, Amortized Cost	39,946	46,576
Held-to-maturity Securities, Fair Value	$ 39,164	$ 46,081

Securities Securities - Expected Maturity (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Available-for-sale Securities, Debt Maturities, Amortized Cost Basis [Abstract]
Available-for-sale Securities, Amortized Cost	$ 271,172		$ 336,498
Held-to-maturity Securities, Debt Maturities, Net Carrying Amount [Abstract]
Held-to-maturity Securities, Debt Maturities, within One Year, Net Carrying Amount	9	[1]
Held-to-maturity Securities, Debt Maturities, Yield, within One Year	3.00%	[1],[2]
Held-to-maturity Securities, Debt Maturities, after One Through Five Years, Net Carrying Amount	60	[1]
Held-to-maturity Securities, Debt Maturities, Yield, after One Through Five Years	2.90%	[1],[2]
Held-to-maturity Securities, Debt Maturities, after Five Through Ten Years, Net Carrying Amount	9,199	[1]
Held-to-maturity Securities, Debt Maturities, Yield, after Five Through Ten Years	2.90%	[1],[2]
Held-to-maturity Securities, Debt Maturities, after Ten Years, Net Carrying Amount	25,997	[1]
Held-to-maturity Securities, Debt Maturities, Yield, after Ten Years	3.00%	[1],[2]
Held-to-maturity Securities, Debt Maturities, Net Carrying Amount	35,265	[1]
Held-to-maturity Securities, Debt Maturities, Yield	3.00%	[1],[2]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
AFS Debt Securities	276,151		337,627
Held-to-maturity Securities, Debt Maturities, Fair Value [Abstract]
Held-to-maturity Securities, Debt Maturities, within One Year, Fair Value	9	[1]
Held-to-maturity Securities, Debt Maturities, after One Through Five Years, Fair Value	60	[1]
Held-to-maturity Securities, Debt Maturities, after Five Through Ten Years, Fair Value	9,243	[1]
Held-to-maturity Securities, Debt Maturities, after Ten Years, Fair Value	26,130	[1]
Held-to-maturity Securities, Debt Maturities, Fair Value	35,442	[1]
United States Treasury And Agency Securities Member
Available-for-sale Securities, Debt Maturities, Amortized Cost Basis [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Amortized Cost Basis	556
Available For Sale Securities Debt Maturities, Yield, Within One Year	4.90%	[2]
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Amortized Cost Basis	767
Available-for-sale Securities, Debt Maturities, Yield, after One Through Five Years	5.40%	[2]
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Amortized Cost Basis	2,377
Available-for-sale Securities, Debt Maturities, Yield, after Five Through Ten Years	5.30%	[2]
Available-for-sale Securities, Debt Maturities, after Ten Years, Amortized Cost Basis	39,733
Available-for-sale Securities, Debt Maturities, Yield, after Ten Years	2.70%	[2]
Available-for-sale Securities, Amortized Cost	43,433
Available-for-sale Securities, Debt Maturities, Yield	2.80%	[2]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Fair Value	558
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Fair Value	794
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Fair Value	2,580
Available-for-sale Securities, Debt Maturities, after Ten Years, Fair Value	38,932
AFS Debt Securities	42,864
Debt Securities [Member]
Available-for-sale Securities, Debt Maturities, Amortized Cost Basis [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Amortized Cost Basis	8,761
Available For Sale Securities Debt Maturities, Yield, Within One Year	2.37%	[2]
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Amortized Cost Basis	117,727
Available-for-sale Securities, Debt Maturities, Yield, after One Through Five Years	3.23%	[2]
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Amortized Cost Basis	75,249
Available-for-sale Securities, Debt Maturities, Yield, after Five Through Ten Years	3.63%	[2]
Available-for-sale Securities, Debt Maturities, after Ten Years, Amortized Cost Basis	69,435
Available-for-sale Securities, Debt Maturities, Yield, after Ten Years	2.83%	[2]
Available-for-sale Securities, Amortized Cost	271,172
Available-for-sale Securities, Debt Maturities, Yield	3.25%	[2]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Fair Value	8,748
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Fair Value	120,108
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Fair Value	78,152
Available-for-sale Securities, Debt Maturities, after Ten Years, Fair Value	69,143
AFS Debt Securities	276,151
Agency Securities [Member]
Available-for-sale Securities, Debt Maturities, Amortized Cost Basis [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Amortized Cost Basis	24
Available For Sale Securities Debt Maturities, Yield, Within One Year	4.40%	[2]
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Amortized Cost Basis	54,675
Available-for-sale Securities, Debt Maturities, Yield, after One Through Five Years	3.30%	[2]
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Amortized Cost Basis	58,686
Available-for-sale Securities, Debt Maturities, Yield, after Five Through Ten Years	3.60%	[2]
Available-for-sale Securities, Debt Maturities, after Ten Years, Amortized Cost Basis	24,688
Available-for-sale Securities, Debt Maturities, Yield, after Ten Years	3.40%	[2]
Available-for-sale Securities, Amortized Cost	138,073		190,409
Available-for-sale Securities, Debt Maturities, Yield	3.50%	[2]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Fair Value	25
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Fair Value	56,084
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Fair Value	61,170
Available-for-sale Securities, Debt Maturities, after Ten Years, Fair Value	25,284
AFS Debt Securities	142,563		191,217
Collateralized Mortgage Obligations [Member]
Available-for-sale Securities, Debt Maturities, Amortized Cost Basis [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Amortized Cost Basis	57
Available For Sale Securities Debt Maturities, Yield, Within One Year	0.70%	[2]
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Amortized Cost Basis	35,709
Available-for-sale Securities, Debt Maturities, Yield, after One Through Five Years	2.50%	[2]
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Amortized Cost Basis	8,606
Available-for-sale Securities, Debt Maturities, Yield, after Five Through Ten Years	3.80%	[2]
Available-for-sale Securities, Debt Maturities, after Ten Years, Amortized Cost Basis	20
Available-for-sale Securities, Debt Maturities, Yield, after Ten Years	1.10%	[2]
Available-for-sale Securities, Amortized Cost	44,392		36,639
Available-for-sale Securities, Debt Maturities, Yield	2.70%	[2]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Fair Value	58
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Fair Value	36,057
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Fair Value	8,864
Available-for-sale Securities, Debt Maturities, after Ten Years, Fair Value	20
AFS Debt Securities	44,999		37,017
Residential Mortgage Backed Securities [Member]
Available-for-sale Securities, Debt Maturities, Amortized Cost Basis [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Amortized Cost Basis	2,758
Available For Sale Securities Debt Maturities, Yield, Within One Year	4.30%	[2]
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Amortized Cost Basis	9,900
Available-for-sale Securities, Debt Maturities, Yield, after One Through Five Years	5.10%	[2]
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Amortized Cost Basis	1,775
Available-for-sale Securities, Debt Maturities, Yield, after Five Through Ten Years	4.70%	[2]
Available-for-sale Securities, Debt Maturities, after Ten Years, Amortized Cost Basis	515
Available-for-sale Securities, Debt Maturities, Yield, after Ten Years	3.30%	[2]
Available-for-sale Securities, Amortized Cost	14,948	[3]	23,458
Available-for-sale Securities, Debt Maturities, Yield	4.80%	[2]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Fair Value	2,736
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Fair Value	9,851
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Fair Value	1,698
Available-for-sale Securities, Debt Maturities, after Ten Years, Fair Value	482
AFS Debt Securities	14,767	[3]	23,117
Commercial Mortgage Backed Securities [Member]
Available-for-sale Securities, Debt Maturities, Amortized Cost Basis [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Amortized Cost Basis	227
Available For Sale Securities Debt Maturities, Yield, Within One Year	4.90%	[2]
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Amortized Cost Basis	4,484
Available-for-sale Securities, Debt Maturities, Yield, after One Through Five Years	6.80%	[2]
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Amortized Cost Basis	64
Available-for-sale Securities, Debt Maturities, Yield, after Five Through Ten Years	6.80%	[2]
Available-for-sale Securities, Debt Maturities, after Ten Years, Amortized Cost Basis	119
Available-for-sale Securities, Debt Maturities, Yield, after Ten Years	7.60%	[2]
Available-for-sale Securities, Amortized Cost	4,894		6,167
Available-for-sale Securities, Debt Maturities, Yield	6.80%	[2]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Fair Value	229
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Fair Value	5,079
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Fair Value	72
Available-for-sale Securities, Debt Maturities, after Ten Years, Fair Value	142
AFS Debt Securities	5,522		6,852
Foreign Securities [Member]
Available-for-sale Securities, Debt Maturities, Amortized Cost Basis [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Amortized Cost Basis	2,271
Available For Sale Securities Debt Maturities, Yield, Within One Year	0.50%	[2]
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Amortized Cost Basis	2,429
Available-for-sale Securities, Debt Maturities, Yield, after One Through Five Years	4.80%	[2]
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Amortized Cost Basis	172
Available-for-sale Securities, Debt Maturities, Yield, after Five Through Ten Years	2.50%	[2]
Available-for-sale Securities, Amortized Cost	4,872
Available-for-sale Securities, Debt Maturities, Yield	4.70%	[2]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Fair Value	2,270
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Fair Value	2,476
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Fair Value	174
AFS Debt Securities	4,920
Corporate Bond Securities [Member]
Available-for-sale Securities, Debt Maturities, Amortized Cost Basis [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Amortized Cost Basis	586
Available For Sale Securities Debt Maturities, Yield, Within One Year	1.70%	[2]
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Amortized Cost Basis	1,353
Available-for-sale Securities, Debt Maturities, Yield, after One Through Five Years	2.10%	[2]
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Amortized Cost Basis	901
Available-for-sale Securities, Debt Maturities, Yield, after Five Through Ten Years	2.40%	[2]
Available-for-sale Securities, Debt Maturities, after Ten Years, Amortized Cost Basis	153
Available-for-sale Securities, Debt Maturities, Yield, after Ten Years	1.20%	[2]
Available-for-sale Securities, Amortized Cost	2,993		5,157
Available-for-sale Securities, Debt Maturities, Yield	2.10%	[2]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Fair Value	590
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Fair Value	1,354
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Fair Value	945
Available-for-sale Securities, Debt Maturities, after Ten Years, Fair Value	146
AFS Debt Securities	3,035		5,291
Other Debt Obligations [Member]
Available-for-sale Securities, Debt Maturities, Amortized Cost Basis [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Amortized Cost Basis	2,228
Available For Sale Securities Debt Maturities, Yield, Within One Year	1.20%	[2]
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Amortized Cost Basis	7,364
Available-for-sale Securities, Debt Maturities, Yield, after One Through Five Years	1.30%	[2]
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Amortized Cost Basis	1,811
Available-for-sale Securities, Debt Maturities, Yield, after Five Through Ten Years	1.90%	[2]
Available-for-sale Securities, Debt Maturities, after Ten Years, Amortized Cost Basis	1,486
Available-for-sale Securities, Debt Maturities, Yield, after Ten Years	1.10%	[2]
Available-for-sale Securities, Amortized Cost	12,889		15,514
Available-for-sale Securities, Debt Maturities, Yield	1.40%	[2]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Fair Value	2,228
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Fair Value	7,373
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Fair Value	1,796
Available-for-sale Securities, Debt Maturities, after Ten Years, Fair Value	1,481
AFS Debt Securities	12,878		15,392
Taxable Securities [Member]
Available-for-sale Securities, Debt Maturities, Amortized Cost Basis [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Amortized Cost Basis	8,707
Available For Sale Securities Debt Maturities, Yield, Within One Year	2.37%	[2]
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Amortized Cost Basis	116,681
Available-for-sale Securities, Debt Maturities, Yield, after One Through Five Years	3.25%	[2]
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Amortized Cost Basis	74,392
Available-for-sale Securities, Debt Maturities, Yield, after Five Through Ten Years	3.65%	[2]
Available-for-sale Securities, Debt Maturities, after Ten Years, Amortized Cost Basis	66,714
Available-for-sale Securities, Debt Maturities, Yield, after Ten Years	2.93%	[2]
Available-for-sale Securities, Amortized Cost	266,494		330,811
Available-for-sale Securities, Debt Maturities, Yield	3.29%	[2]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Fair Value	8,694
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Fair Value	119,068
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Fair Value	77,299
Available-for-sale Securities, Debt Maturities, after Ten Years, Fair Value	66,487
AFS Debt Securities	271,548		332,130
Tax-exempt securities [Member]
Available-for-sale Securities, Debt Maturities, Amortized Cost Basis [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Amortized Cost Basis	54
Available For Sale Securities Debt Maturities, Yield, Within One Year	2.40%	[2]
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Amortized Cost Basis	1,046
Available-for-sale Securities, Debt Maturities, Yield, after One Through Five Years	1.80%	[2]
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Amortized Cost Basis	857
Available-for-sale Securities, Debt Maturities, Yield, after Five Through Ten Years	2.40%	[2]
Available-for-sale Securities, Debt Maturities, after Ten Years, Amortized Cost Basis	2,721
Available-for-sale Securities, Debt Maturities, Yield, after Ten Years	0.30%	[2]
Available-for-sale Securities, Amortized Cost	4,678		5,687
Available-for-sale Securities, Debt Maturities, Yield	1.04%	[2]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Available-for-sale Securities, Debt Maturities, within One Year, Fair Value	54
Available-for-sale Securities, Debt Maturities, after One Through Five Years, Fair Value	1,040
Available-for-sale Securities, Debt Maturities, after Five Through Ten Years, Fair Value	853
Available-for-sale Securities, Debt Maturities, after Ten Years, Fair Value	2,656
AFS Debt Securities	$ 4,603		$ 5,497

[1]	Substantially all U.S. agency securities.
[2]	Average yield is computed using the effective yield of each security at the end of the period, weighted based on the amortized cost of each security. The effective yield considers the contractual coupon, amortization of premiums and accretion of discounts and excludes the effect of related hedging derivatives.
[3]	At December 31, 2011 and 2010, includes approximately 89 percent and 90 percent prime bonds, nine percent and eight percent Alt-A bonds and two percent subprime bonds.

Securities Securities - Realized Gains and Losses (Details) (Debt Securities [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Debt Securities [Member]
Available-for-sale Securities, Gross Realized Gain (Loss) [Abstract]
Gross Gains	$ 3,685	$ 3,995	$ 5,047
Gross Losses	(311)	(1,469)	(324)
Net gains on sales of AFS debt securities	3,374	2,526	4,723
Income tax expense attributable to realized net gains on sales of AFS debt securities	$ 1,248	$ 935	$ 1,748

Securities Securities - Certain Corporate and Strategic Investments (Details) (USD $) Share data in Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
First Data Corporation [Member]
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investment, Other than Temporary Impairment	$ 1,100,000,000
Equity Method Investments	3,400,000,000	4,700,000,000
Common Stock [Member] | China Construction Bank [Member]
Cost Method Investments [Abstract]
Gain (Loss) on Sale of Equity Investments	6,500,000,000		7,300,000,000
Investment Owned, Balance, Shares	2,000	25,600
Cost method investment ownership percentage	1.00%	10.00%
Cost Method Investment, Cost Basis	716,000,000	9,200,000,000
Cost Method Investments	716,000,000	19,700,000,000
Cost Method Investments, Fair Value Disclosure	1,400,000,000	20,800,000,000
Dividends	836,000,000	535,000,000
Preferred Stock [Member] | BlackRock, Inc. [Member]
Cost Method Investments [Abstract]
Gain (Loss) on Sale of Equity Investments	$ 377,000,000
Investment Owned, Balance, Shares	13.6
Cost method investment ownership percentage	7.00%

Outstanding Loans and Leases (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Accounts, Notes, Loans and Financing Receivable [Line Items]
Mezzanine risk protection	$ 783,000,000		$ 1,100,000,000
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	9,154,000,000	[1]	10,475,000,000	[2]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	5,103,000,000	[1]	6,486,000,000	[2]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	47,557,000,000	[3]	51,491,000,000	[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	61,814,000,000		68,452,000,000
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	823,781,000,000	[5]	833,629,000,000	[6]
Loans Receivable, Fair Value Disclosure	8,804,000,000		3,321,000,000
Number of Basis point of the original pool balance to be required to reimburse the Mezzanine risk protection	10
Percent of the original pool balance to be required to reimburse the Mezzanine risk protection	0.10%
Purchased Credit-Impaired	31,801,000,000	[7]	35,038,000,000	[8]
Loans and Leases Receivable, Total Outstanding	926,200,000,000		940,440,000,000
Loans and leases receivable Purchased Credit Impaired home loans from acquisition			1,600,000,000
Receivables from synthetic securitizations for reimbursement of losses	359,000,000		722,000,000
Residential Mortgage loans under mezzanine risk protection agreements	23,900,000,000		53,900,000,000
Credit Card and Other Consumer [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	8,505,000,000	[1]	9,497,000,000	[2]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	4,863,000,000	[1]	6,016,000,000	[2]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	40,907,000,000	[3]	41,023,000,000	[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	54,275,000,000		56,536,000,000
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	521,118,000,000	[5]	552,080,000,000	[6]
Purchased Credit-Impaired	31,801,000,000	[7]	34,834,000,000	[8]
Loans and Leases Receivable, Total Outstanding	609,384,000,000		643,450,000,000
Loans and Leases Receivable, Net of Deferred Income and Loans At Fair Value	607,194,000,000
Consumer Including Residential Mortgage Portfolio Segment [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	8,505,000,000	[1]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	4,863,000,000	[1]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	40,907,000,000	[3]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	54,275,000,000
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	521,118,000,000	[5]
Loans Receivable, Fair Value Disclosure	2,190,000,000
Purchased Credit-Impaired	31,801,000,000	[7]
Commercial [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	649,000,000	[1]	978,000,000	[2]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	240,000,000	[1]	470,000,000	[2]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	6,650,000,000	[3]	10,468,000,000	[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	7,539,000,000		11,916,000,000
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	302,663,000,000		281,549,000,000	[6]
Loans Receivable, Fair Value Disclosure	6,614,000,000	[1],[9]	3,321,000,000
Purchased Credit-Impaired			204,000,000	[8]
Loans and Leases Receivable, Total Outstanding	316,816,000,000		296,990,000,000
Loans and Leases Receivable, Net of Deferred Income and Loans At Fair Value	310,202,000,000		293,669,000,000
Residential Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Unpaid Principal Balance of Loans Covered by Protection Agreements	23,800,000,000		12,900,000,000
Residential Mortgage [Member] | Home Loans [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans Receivable, Fair Value Disclosure	906,000,000
Purchased Credit-Impaired	9,966,000,000	[10]	10,592,000,000
Residential Mortgage [Member] | Core Sub Portfolio Segment [Member] | Home Loans [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	2,151,000,000	[1],[11]	1,160,000,000	[12],[2]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	751,000,000	[1],[11]	236,000,000	[12],[2]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	3,017,000,000	[11],[3]	1,255,000,000	[12],[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	5,919,000,000	[11]	2,651,000,000	[12]
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	172,418,000,000	[11],[5]	164,276,000,000	[12],[6]
Loans and Leases Receivable, Total Outstanding	178,337,000,000	[10],[11],[13]	166,927,000,000	[10],[12]
Residential Mortgage [Member] | Legacy Assets & Servicing Sub Portfolio Segment [Member] | Home Loans [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	3,195,000,000	[1]	3,999,000,000	[2]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	2,174,000,000	[1]	2,879,000,000	[2]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	32,167,000,000	[3]	31,985,000,000	[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	37,536,000,000		38,863,000,000
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	36,451,000,000	[5]	41,591,000,000	[6]
Purchased Credit-Impaired	9,966,000,000	[7]	10,592,000,000	[8]
Loans and Leases Receivable, Total Outstanding	83,953,000,000		91,046,000,000
Home Equity [Member] | Home Loans [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Purchased Credit-Impaired	11,978,000,000		12,590,000,000
Home Equity [Member] | Core Sub Portfolio Segment [Member] | Home Loans [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	260,000,000	[1]	186,000,000	[2]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	155,000,000	[1]	12,000,000	[2]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	429,000,000	[3]	105,000,000	[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	844,000,000		303,000,000
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	66,211,000,000	[5]	71,216,000,000	[6]
Loans and Leases Receivable, Total Outstanding	67,055,000,000	[10],[13]	71,519,000,000	[10]
Home Equity [Member] | Legacy Assets & Servicing Sub Portfolio Segment [Member] | Home Loans [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	845,000,000	[1]	1,096,000,000	[2]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	508,000,000	[1]	792,000,000	[2]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	1,735,000,000	[3]	2,186,000,000	[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	3,088,000,000		4,074,000,000
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	42,578,000,000	[5]	49,798,000,000	[6]
Purchased Credit-Impaired	11,978,000,000	[7]	12,590,000,000	[8]
Loans and Leases Receivable, Total Outstanding	57,644,000,000		66,462,000,000
Discontinued real estate | Home Loans [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans Receivable, Fair Value Disclosure	1,300,000,000
Purchased Credit-Impaired	9,857,000,000	[10]	11,652,000,000
Discontinued real estate | Legacy Assets & Servicing Sub Portfolio Segment [Member] | Home Loans [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	65,000,000	[1],[14]	68,000,000	[15],[2]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	24,000,000	[1],[14]	39,000,000	[15],[2]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	351,000,000	[14],[3]	419,000,000	[15],[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	440,000,000	[14]	526,000,000	[15]
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	798,000,000	[14],[5]	930,000,000	[15],[6]
Purchased Credit-Impaired	9,857,000,000	[14],[7]	11,652,000,000	[15],[8]
Loans and Leases Receivable, Total Outstanding	11,095,000,000	[14]	13,108,000,000	[15]
Pay option loans	9,900,000,000		11,800,000,000
Subprime loans	1,200,000,000		1,300,000,000
Direct And Indirect Consumer Financing Receivable [Member] | Credit Card and Other Consumer [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Foreign Consumer within Direct Indirect consumer loans	7,600,000,000		8,000,000,000
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	805,000,000	[1],[16]	1,086,000,000	[17],[2]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	338,000,000	[1],[16]	522,000,000	[17],[2]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	779,000,000	[16],[3]	1,104,000,000	[17],[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	1,922,000,000	[16]	2,712,000,000	[17]
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	87,791,000,000	[16],[5]	87,596,000,000	[17],[6]
Loans and Leases Receivable, Total Outstanding	89,713,000,000	[16]	90,308,000,000	[17]
Dealer financial services loans in outstanding direct indirect consumer loans	43,000,000,000		43,300,000,000
Consumer Lending within Direct Indirect consumer loans	8,000,000,000		12,400,000,000
Other Consumer Loans within Direct Indirect consumer loans	1,500,000,000		3,200,000,000
Domestic Securities based lending margin loans within direct indirect consumer loans	23,600,000,000		16,600,000,000
Student Loans within Direct Indirect consumer loans	6,000,000,000		6,800,000,000
Consumer Other Financing Receivable [Member] | Credit Card and Other Consumer [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	55,000,000	[1],[18]	65,000,000	[19],[2]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	21,000,000	[1],[18]	25,000,000	[19],[2]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	17,000,000	[18],[3]	50,000,000	[19],[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	93,000,000	[18]	140,000,000	[19]
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	2,595,000,000	[18],[5]	2,690,000,000	[19],[6]
Loans and Leases Receivable, Total Outstanding	2,688,000,000	[18],[20]	2,830,000,000	[19],[21]
Consumer Finance	1,700,000,000		1,900,000,000
Consumer Overdrafts	103,000,000		88,000,000
Commercial Real Estate Receivable [Member] | Commercial [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	133,000,000	[1],[22]	250,000,000	[2],[23]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	44,000,000	[1],[22]	70,000,000	[2],[23]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	3,887,000,000	[22],[3]	5,876,000,000	[23],[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	4,064,000,000	[22]	6,196,000,000	[23]
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	35,532,000,000	[22],[5]	43,036,000,000	[23],[6]
Loans Receivable, Gross, Commercial, Real Estate			79,000,000
Purchased Credit-Impaired			161,000,000	[23],[8]
Loans and Leases Receivable, Total Outstanding	39,596,000,000	[22],[24]	49,393,000,000	[23],[25]
Finance Leases Financing Receivable [Member] | Commercial [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	78,000,000	[1]	82,000,000	[2]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	13,000,000	[1]	18,000,000	[2]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	40,000,000	[3]	135,000,000	[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	131,000,000		235,000,000
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	21,858,000,000	[5]	21,707,000,000	[6]
Loans and Leases Receivable, Total Outstanding	21,989,000,000	[24]	21,942,000,000	[25]
Small Business Commercial Receivable [Member] | Commercial [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	142,000,000	[1]	189,000,000	[2]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	100,000,000		158,000,000	[2]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	331,000,000		529,000,000	[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	573,000,000		876,000,000
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	12,678,000,000	[5]	13,843,000,000	[6]
Loans and Leases Receivable, Total Outstanding	13,251,000,000		14,719,000,000
UNITED STATES | Commercial [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans Receivable, Gross, Commercial, Real Estate	37,800,000,000		46,900,000,000
UNITED STATES | Consumer Credit Card Financing Receivable [Member] | Credit Card and Other Consumer [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	981,000,000	[1]	1,398,000,000	[2]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	772,000,000	[1]	1,195,000,000	[2]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	2,070,000,000	[3]	3,320,000,000	[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	3,823,000,000		5,913,000,000
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	98,468,000,000	[5]	107,872,000,000	[6]
Loans and Leases Receivable, Total Outstanding	102,291,000,000		113,785,000,000
UNITED STATES | Commercial Financing Receivable [Member] | Commercial [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	272,000,000	[1]	432,000,000	[2]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	83,000,000	[1]	222,000,000	[2]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	2,249,000,000	[3]	3,689,000,000	[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	2,604,000,000		4,343,000,000
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	177,344,000,000	[5]	171,241,000,000	[6]
Loans Receivable, Fair Value Disclosure	2,200,000,000		1,600,000,000
Purchased Credit-Impaired			2,000,000	[8]
Loans and Leases Receivable, Total Outstanding	179,948,000,000	[24]	175,586,000,000	[25]
UNITED STATES | Small Business Commercial Receivable [Member] | Commercial [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and Leases Receivable, Total Outstanding	13,251,000,000	[24]	14,719,000,000	[25]
Non-U.S. Commercial | Commercial [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans Receivable, Gross, Commercial, Real Estate	1,800,000,000		2,500,000,000
Non-U.S. Commercial | Residential Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and Leases Receivable, Total Outstanding	85,000,000		90,000,000
Non-U.S. Commercial | Consumer Credit Card Financing Receivable [Member] | Credit Card and Other Consumer [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	148,000,000	[1]	439,000,000	[2]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due	120,000,000	[1]	316,000,000	[2]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	342,000,000	[3]	599,000,000	[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	610,000,000		1,354,000,000
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	13,808,000,000	[5]	26,111,000,000	[6]
Loans and Leases Receivable, Total Outstanding	14,418,000,000		27,465,000,000
Non-U.S. Commercial | Consumer Other Financing Receivable [Member] | Credit Card and Other Consumer [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Consumer Finance	929,000,000		803,000,000
Non-U.S. Commercial | Commercial Financing Receivable [Member] | Commercial [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Recorded Investment, 30 to 59 Days Past Due	24,000,000	[1]	25,000,000	[2]
Financing Receivable, Recorded Investment, 60 to 89 Days Past Due			2,000,000	[2]
Financing Receivable, Recorded Investment, Equal to Greater than 90 Days Past Due	143,000,000		239,000,000	[4]
Financing Receivable Recorded Investment Past Due Excluding 1 To 29 Days Past Due	167,000,000		266,000,000
Financing Receivable Recorded Investment Current And 1 To 29 Days Past Due	55,251,000,000	[5]	31,722,000,000	[6]
Loans Receivable, Fair Value Disclosure	4,400,000,000		1,700,000,000
Purchased Credit-Impaired			41,000,000	[8]
Loans and Leases Receivable, Total Outstanding	55,418,000,000	[24]	32,029,000,000	[25]
Thirty To Fifty Nine Days Past Due [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans And Leases Receivable Fully Insured Loans	3,600,000,000		2,400,000,000
Percentage Of Outstandings By Aging	0.99%	[1]	1.11%	[2]
Thirty To Eighty Nine Days Past Due Member
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans And Leases Receivable Nonperforming loans	770,000,000		818,000,000
Troubled Debt Restructurings Removed from Loan With Deteriorated Credit	119,000,000		156,000,000
Thirty To Eighty Nine Days Past Due Member | Non-U.S. Commercial | Consumer Credit Card Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage Of Outstandings By Aging	2.00%		3.00%
Sixty To Eighty Nine Days Past Due [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage Of Outstandings By Aging	0.55%	[1]	0.69%	[2]
Ninety Days Or More Past Due [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans And Leases Receivable Fully Insured Loans	21,200,000,000		16,800,000,000
Percentage Of Outstandings By Aging	5.13%	[3]	5.48%	[4]
Troubled Debt Restructurings Removed from Loan With Deteriorated Credit	378,000,000		372,000,000
Ninety Days Or More Past Due [Member] | Non-U.S. Commercial | Consumer Credit Card Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage Of Outstandings By Aging	2.00%		2.00%
Past Due Thirty Days Or More [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage Of Outstandings By Aging	6.67%		7.28%
Current Or Less Than Thirty Days Past Due [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage Of Outstandings By Aging	88.95%	[5]	88.64%	[6]
Loans And Leases Receivable Nonperforming loans	$ 1,800,000,000		$ 1,100,000,000
Current Or Less Than Thirty Days Past Due [Member] | Non-U.S. Commercial | Consumer Credit Card Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage Of Outstandings By Aging			95.00%
Purchased Credit-Impaired [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage Of Outstandings By Aging	3.43%	[7]	3.73%	[8]
Loans Measured at Fair Value [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage Of Outstandings By Aging	0.95%		0.35%

[1]	Home loans includes $3.6 billion of fully-insured loans, $770 million of nonperforming loans and $119 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.
[2]	Home loans includes $2.4 billion of fully-insured loans, $818 million of nonperforming loans and $156 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.
[3]	Home loans includes $21.2 billion of fully-insured loans and $378 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.
[4]	Home loans includes $16.8 billion of fully-insured loans and $372 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.
[5]	Home loans includes $1.8 billion of nonperforming loans as all principal and interest are not current or the loans are TDRs that have not demonstrated sustained repayment performance.
[6]	Home loans includes $1.1 billion of nonperforming loans as all principal and interest are not current or the loans are TDRs that have not demonstrated sustained repayment performance.
[7]	PCI loan amounts are shown gross of the valuation allowance.
[8]	PCI loan amounts are shown gross of the valuation allowance and exclude $1.6 billion of PCI home loans from the Merrill Lynch acquisition which are included in their appropriate aging categories.
[9]	Certain consumer loans are accounted for under the fair value option and include residential mortgage loans of $906 million and discontinued real estate loans of $1.3 billion at December 31, 2011. Certain commercial loans are accounted for under the fair value option and include U.S. commercial loans of $2.2 billion and non-U.S. commercial loans of $4.4 billion at December 31, 2011. See Note 22 – Fair Value Measurements and Note 23 – Fair Value Option for additional information.
[10]	Excludes $2.2 billion of loans accounted for under the fair value option.
[11]	Total outstandings includes non-U.S. residential mortgages of $85 million at December 31, 2011.
[12]	Total outstandings includes non-U.S. residential mortgages of $90 million at December 31, 2010.
[13]	Excludes Countrywide PCI loans.
[14]	Total outstandings includes $9.9 billion of pay option loans and $1.2 billion of subprime loans at December 31, 2011. The Corporation no longer originates these products.
[15]	Total outstandings includes $11.8 billion of pay option loans and $1.3 billion of subprime loans at December 31, 2010. The Corporation no longer originates these products.
[16]	Total outstandings includes dealer financial services loans of $43.0 billion, consumer lending loans of $8.0 billion, U.S. securities-based lending margin loans of $23.6 billion, student loans of $6.0 billion, non-U.S. consumer loans of $7.6 billion and other consumer loans of $1.5 billion at December 31, 2011.
[17]	Total outstandings includes dealer financial services loans of $43.3 billion, consumer lending loans of $12.4 billion, U.S. securities-based lending margin loans of $16.6 billion, student loans of $6.8 billion, non-U.S. consumer loans of $8.0 billion and other consumer loans of $3.2 billion at December 31, 2010.
[18]	Total outstandings includes consumer finance loans of $1.7 billion, other non-U.S. consumer loans of $929 million and consumer overdrafts of $103 million at December 31, 2011.
[19]	Total outstandings includes consumer finance loans of $1.9 billion, other non-U.S. consumer loans of $803 million and consumer overdrafts of $88 million at December 31, 2010.
[20]	of the other consumer portfolio was associated with portfolios from certain consumer finance businesses that the Corporation previously exited
[21]	96 percent of the other consumer portfolio was associated with portfolios from certain consumer finance businesses that the Corporation previously exited.
[22]	Total outstandings includes U.S. commercial real estate loans of $37.8 billion and non-U.S. commercial real estate loans of $1.8 billion at December 31, 2011.
[23]	Total outstandings includes U.S. commercial real estate loans of $46.9 billion and non-U.S. commercial real estate loans of $2.5 billion at December 31, 2010.
[24]	Excludes $6.6 billion of loans accounted for under the fair value option.
[25]	Includes $204 million of PCI loans in the commercial portfolio segment and excludes $3.3 billion of loans accounted for under the fair value option.

Outstanding Loans and Leases - Nonperforming (Details) (USD $)	Dec. 31, 2011		Dec. 31, 2010
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonperforming Loans and Leases	$ 25,105,000,000		$ 30,690,000,000
Accruing Past Due 90 Days or More	24,636,000,000		22,379,000,000
Residential Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loan Receivable Curtailed By Federal Housing Administration	17,000,000,000		8,300,000,000
Insured Loan Receivable Curtailed And Accruing Interest	4,200,000,000		8,500,000,000
Home Loans [Member] | Residential Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Troubled Debt Restructurings Classified As Non Performing Loans	4,700,000,000		3,000,000,000
Home Loans [Member] | Home Equity [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Troubled Debt Restructurings Classified As Non Performing Loans	539,000,000		535,000,000
Home Loans [Member] | Discontinued real estate
Accounts, Notes, Loans and Financing Receivable [Line Items]
Troubled Debt Restructurings Classified As Non Performing Loans	97,000,000		75,000,000
Home Loans [Member] | Core Sub Portfolio Segment [Member] | Residential Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonperforming Loans and Leases	2,414,000,000	[1]	1,510,000,000	[1]
Accruing Past Due 90 Days or More	883,000,000	[1]	16,000,000	[1]
Home Loans [Member] | Core Sub Portfolio Segment [Member] | Home Equity [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonperforming Loans and Leases	439,000,000		107,000,000
Home Loans [Member] | Legacy Assets & Servicing Sub Portfolio Segment [Member] | Residential Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonperforming Loans and Leases	13,556,000,000	[1]	16,181,000,000	[1]
Accruing Past Due 90 Days or More	20,281,000,000	[1]	16,752,000,000	[1]
Home Loans [Member] | Legacy Assets & Servicing Sub Portfolio Segment [Member] | Home Equity [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonperforming Loans and Leases	2,014,000,000		2,587,000,000
Home Loans [Member] | Legacy Assets & Servicing Sub Portfolio Segment [Member] | Discontinued real estate
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonperforming Loans and Leases	290,000,000		331,000,000
Consumer Portfolio Segment [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonperforming Loans and Leases	18,768,000,000		20,854,000,000
Accruing Past Due 90 Days or More	24,324,000,000		21,747,000,000
Consumer Portfolio Segment [Member] | Direct/Indirect consumer
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonperforming Loans and Leases	40,000,000		90,000,000
Accruing Past Due 90 Days or More	746,000,000		1,058,000,000
Consumer Portfolio Segment [Member] | Other consumer
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonperforming Loans and Leases	15,000,000		48,000,000
Accruing Past Due 90 Days or More	2,000,000		2,000,000
Commercial Portfolio Segment [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonperforming Loans and Leases	6,337,000,000		9,836,000,000
Accruing Past Due 90 Days or More	312,000,000		632,000,000
Commercial Portfolio Segment [Member] | Commercial Real Estate
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonperforming Loans and Leases	3,880,000,000		5,829,000,000
Accruing Past Due 90 Days or More	7,000,000		47,000,000
Troubled Debt Restructurings Classified As Non Performing Loans	1,100,000,000		770,000,000
Commercial Portfolio Segment [Member] | Commercial lease financing
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonperforming Loans and Leases	26,000,000		117,000,000
Accruing Past Due 90 Days or More	14,000,000		18,000,000
Commercial Portfolio Segment [Member] | U.S. small business commercial
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonperforming Loans and Leases	114,000,000		204,000,000
Accruing Past Due 90 Days or More	216,000,000		325,000,000
UNITED STATES | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accruing Past Due 90 Days or More	2,070,000,000		3,320,000,000
UNITED STATES | Commercial Portfolio Segment [Member] | Commercial Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonperforming Loans and Leases	2,174,000,000		3,453,000,000
Accruing Past Due 90 Days or More	75,000,000		236,000,000
Troubled Debt Restructurings Classified As Non Performing Loans	531,000,000		175,000,000
Non-U.S. Commercial | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accruing Past Due 90 Days or More	342,000,000		599,000,000
Non-U.S. Commercial | Commercial Portfolio Segment [Member] | Commercial Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Nonperforming Loans and Leases	143,000,000		233,000,000
Accruing Past Due 90 Days or More			6,000,000
Troubled Debt Restructurings Classified As Non Performing Loans	$ 38,000,000		$ 7,000,000

[1]	Residential mortgage loans accruing past due 90 days or more are fully-insured loans. At December 31, 2011 and 2010, residential mortgage includes $17.0 billion and $8.3 billion of loans on which interest has been curtailed by the FHA, and therefore are no longer accruing interest, although principal is still insured, and $4.2 billion and $8.5 billion of loans on which interest is still accruing.

Outstanding Loans and Leases - Credit Quality Indicators (Details) (USD $)	Dec. 31, 2011		Dec. 31, 2010
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	$ 926,200,000,000		$ 940,440,000,000
Financing Receivable, Acquired with Deteriorated Credit Quality	31,801,000,000	[1]	35,038,000,000	[2]
Loans Receivable, Fair Value Disclosure	8,804,000,000		3,321,000,000
Residential Mortgage [Member] | Refreshed Loan To Value Less Than Ninety Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality			3,710,000,000	[3]
Residential Mortgage [Member] | Refreshed Loan To Value Greater Than Ninety Percent But Less Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality			1,664,000,000	[3]
Residential Mortgage [Member] | Refreshed Loan To Value Greater Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality			5,218,000,000	[3]
Residential Mortgage [Member] | Refreshed Fico Score Less Than Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality			4,016,000,000
Residential Mortgage [Member] | Refreshed Fico Score Greater Than Or Equal To Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality			6,576,000,000
Home Equity [Member] | Refreshed Loan To Value Less Than Ninety Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality			2,313,000,000	[3]
Home Equity [Member] | Refreshed Loan To Value Greater Than Ninety Percent But Less Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality			1,215,000,000	[3]
Home Equity [Member] | Refreshed Loan To Value Greater Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality			9,062,000,000	[3]
Home Equity [Member] | Refreshed Fico Score Less Than Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality			3,206,000,000
Home Equity [Member] | Refreshed Fico Score Greater Than Or Equal To Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality			9,384,000,000
Discontinued real estate | Refreshed Loan To Value Less Than Ninety Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality			6,713,000,000	[3]
Discontinued real estate | Refreshed Loan To Value Greater Than Ninety Percent But Less Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality			1,319,000,000	[3]
Discontinued real estate | Refreshed Loan To Value Greater Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality			3,620,000,000	[3]
Discontinued real estate | Refreshed Fico Score Less Than Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality			7,168,000,000	[3]
Discontinued real estate | Refreshed Fico Score Greater Than Or Equal To Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality			4,484,000,000	[3]
Commercial Portfolio Segment [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	316,816,000,000		296,990,000,000
Financing Receivable, Acquired with Deteriorated Credit Quality			204,000,000	[2]
Loans Receivable, Fair Value Disclosure	6,614,000,000	[4],[5]	3,321,000,000
Commercial Portfolio Segment [Member] | Commercial Real Estate Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	39,596,000,000	[6],[7]	49,393,000,000	[8],[9]
Financing Receivable, Acquired with Deteriorated Credit Quality			161,000,000	[2],[9]
Commercial Portfolio Segment [Member] | Commercial Real Estate Receivable [Member] | Pass [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	28,602,000,000	[6]	29,757,000,000	[8]
Commercial Portfolio Segment [Member] | Commercial Real Estate Receivable [Member] | Risk Ratings Criticized [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	10,994,000,000	[6]	19,636,000,000	[8]
Commercial Portfolio Segment [Member] | Finance Leases Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	21,989,000,000	[6]	21,942,000,000	[8]
Commercial Portfolio Segment [Member] | Finance Leases Financing Receivable [Member] | Pass [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	20,850,000,000	[6]	20,754,000,000	[8]
Commercial Portfolio Segment [Member] | Finance Leases Financing Receivable [Member] | Risk Ratings Criticized [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	1,139,000,000	[6]	1,188,000,000	[8]
Commercial Portfolio Segment [Member] | Small Business Commercial Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	13,251,000,000		14,719,000,000
Commercial Portfolio Segment [Member] | Small Business Commercial Receivable [Member] | Refreshed Fico Score Less Than Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	562,000,000	[10],[6]	888,000,000	[11],[8]
Commercial Portfolio Segment [Member] | Small Business Commercial Receivable [Member] | Refreshed Fico Score Greater Than Or Equal To Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	4,674,000,000	[10],[6]	5,083,000,000	[11],[8]
Commercial Portfolio Segment [Member] | Small Business Commercial Receivable [Member] | Refreshed FICO score other internal credit metrics [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	4,787,000,000	[10],[12],[13],[6]	4,621,000,000	[11],[12],[13],[8]
Commercial Portfolio Segment [Member] | Small Business Commercial Receivable [Member] | Pass [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	2,392,000,000	[6]	3,139,000,000	[8]
Commercial Portfolio Segment [Member] | Small Business Commercial Receivable [Member] | Risk Ratings Criticized [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	836,000,000	[6]	988,000,000	[8]
Commercial Portfolio Segment [Member] | Small Business Commercial Receivable [Member] | Criticized Risk Rating Evaluated Using FICO or Internal Credit Metrics [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	491,000,000	[6]	690,000,000	[6]
Consumer Including Residential Mortgage Portfolio Segment [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	31,801,000,000	[1]
Loans Receivable, Fair Value Disclosure	2,190,000,000
Consumer Portfolio Segment [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	609,384,000,000		643,450,000,000
Financing Receivable, Acquired with Deteriorated Credit Quality	31,801,000,000	[1]	34,834,000,000	[2]
Consumer Portfolio Segment [Member] | Direct And Indirect Consumer Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	89,713,000,000	[14]	90,308,000,000	[15]
Securities based lending overcollateralized	31,100,000,000		24,000,000,000
Loan Type No Longer Originated By Entity	6,000,000,000		7,400,000,000
Consumer Portfolio Segment [Member] | Direct And Indirect Consumer Financing Receivable [Member] | Refreshed Fico Score Less Than Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	3,325,000,000		6,748,000,000
Consumer Portfolio Segment [Member] | Direct And Indirect Consumer Financing Receivable [Member] | Refreshed Fico Score Greater Than Or Equal To Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	46,981,000,000		48,209,000,000
Consumer Portfolio Segment [Member] | Direct And Indirect Consumer Financing Receivable [Member] | Refreshed FICO score other internal credit metrics [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	39,407,000,000	[16],[17],[18]	35,351,000,000	[16],[17],[18]
Consumer Portfolio Segment [Member] | Consumer Other Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	2,688,000,000	[19],[20]	2,830,000,000	[21],[22]
Percent of Portfolio From Exited Business	96.00%		96.00%
Consumer Portfolio Segment [Member] | Consumer Other Financing Receivable [Member] | Refreshed Fico Score Less Than Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	802,000,000	[20]	979,000,000	[21]
Consumer Portfolio Segment [Member] | Consumer Other Financing Receivable [Member] | Refreshed Fico Score Greater Than Or Equal To Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	854,000,000	[20]	961,000,000	[21]
Consumer Portfolio Segment [Member] | Consumer Other Financing Receivable [Member] | Refreshed FICO score other internal credit metrics [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	1,032,000,000	[16],[17],[18],[20]	890,000,000	[16],[17],[18],[21]
Home Loans [Member] | Residential Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	9,966,000,000	[23]	10,592,000,000
Loans Receivable, Fair Value Disclosure	906,000,000
Home Loans [Member] | Residential Mortgage [Member] | Refreshed Loan To Value Less Than Ninety Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	3,821,000,000	[23],[3]
Home Loans [Member] | Residential Mortgage [Member] | Refreshed Loan To Value Greater Than Ninety Percent But Less Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	1,468,000,000	[23],[3]
Home Loans [Member] | Residential Mortgage [Member] | Refreshed Loan To Value Greater Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	4,677,000,000	[23],[3]
Home Loans [Member] | Residential Mortgage [Member] | Fully Insured Loans [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality			0
Home Loans [Member] | Residential Mortgage [Member] | Refreshed Fico Score Less Than Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	3,749,000,000	[23]
Home Loans [Member] | Residential Mortgage [Member] | Refreshed Fico Score Greater Than Or Equal To Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	6,217,000,000	[23]
Home Loans [Member] | Home Equity [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	11,978,000,000		12,590,000,000
Home Loans [Member] | Home Equity [Member] | Refreshed Loan To Value Less Than Ninety Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	2,253,000,000	[23],[3]
Home Loans [Member] | Home Equity [Member] | Refreshed Loan To Value Greater Than Ninety Percent But Less Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	1,077,000,000	[23],[3]
Home Loans [Member] | Home Equity [Member] | Refreshed Loan To Value Greater Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	8,648,000,000	[23],[3]
Home Loans [Member] | Home Equity [Member] | Refreshed Fico Score Less Than Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	3,203,000,000
Home Loans [Member] | Home Equity [Member] | Refreshed Fico Score Greater Than Or Equal To Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	8,775,000,000
Home Loans [Member] | Discontinued real estate
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	9,857,000,000	[23]	11,652,000,000
Loans Receivable, Fair Value Disclosure	1,300,000,000
Home Loans [Member] | Discontinued real estate | Refreshed Loan To Value Less Than Ninety Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	5,953,000,000	[23],[3]
Home Loans [Member] | Discontinued real estate | Refreshed Loan To Value Greater Than Ninety Percent But Less Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	1,191,000,000	[23],[3]
Home Loans [Member] | Discontinued real estate | Refreshed Loan To Value Greater Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	2,713,000,000	[23],[3]
Home Loans [Member] | Discontinued real estate | Refreshed Fico Score Less Than Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	5,968,000,000	[23]
Home Loans [Member] | Discontinued real estate | Refreshed Fico Score Greater Than Or Equal To Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Financing Receivable, Acquired with Deteriorated Credit Quality	3,889,000,000	[23]
Core Sub Portfolio Segment [Member] | Home Loans [Member] | Residential Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	178,337,000,000	[23],[24],[25]	166,927,000,000	[23],[26]
Core Sub Portfolio Segment [Member] | Home Loans [Member] | Residential Mortgage [Member] | Refreshed Loan To Value Less Than Ninety Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	80,032,000,000	[23],[24],[3]	95,874,000,000	[24],[3]
Core Sub Portfolio Segment [Member] | Home Loans [Member] | Residential Mortgage [Member] | Refreshed Loan To Value Greater Than Ninety Percent But Less Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	11,838,000,000	[23],[24],[3]	11,581,000,000	[24],[3]
Core Sub Portfolio Segment [Member] | Home Loans [Member] | Residential Mortgage [Member] | Refreshed Loan To Value Greater Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	17,673,000,000	[23],[24],[3]	14,047,000,000	[24],[3]
Core Sub Portfolio Segment [Member] | Home Loans [Member] | Residential Mortgage [Member] | Fully Insured Loans [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	68,794,000,000	[23],[24],[27]	45,425,000,000	[23],[24],[27]
Core Sub Portfolio Segment [Member] | Home Loans [Member] | Residential Mortgage [Member] | Refreshed Fico Score Less Than Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	7,020,000,000	[23],[24]	5,193,000,000	[24]
Core Sub Portfolio Segment [Member] | Home Loans [Member] | Residential Mortgage [Member] | Refreshed Fico Score Greater Than Or Equal To Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	102,523,000,000	[23],[24]	116,309,000,000	[24]
Core Sub Portfolio Segment [Member] | Home Loans [Member] | Home Equity [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	67,055,000,000	[23],[24]	71,519,000,000	[23]
Core Sub Portfolio Segment [Member] | Home Loans [Member] | Home Equity [Member] | Refreshed Loan To Value Less Than Ninety Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	46,646,000,000	[23],[24],[3]	51,555,000,000	[24],[3]
Core Sub Portfolio Segment [Member] | Home Loans [Member] | Home Equity [Member] | Refreshed Loan To Value Greater Than Ninety Percent But Less Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	6,988,000,000	[23],[24],[3]	7,534,000,000	[24],[3]
Core Sub Portfolio Segment [Member] | Home Loans [Member] | Home Equity [Member] | Refreshed Loan To Value Greater Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	13,421,000,000	[23],[24],[3]	12,430,000,000	[24],[3]
Core Sub Portfolio Segment [Member] | Home Loans [Member] | Home Equity [Member] | Refreshed Fico Score Less Than Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	4,148,000,000	[23],[24]	3,932,000,000	[24]
Core Sub Portfolio Segment [Member] | Home Loans [Member] | Home Equity [Member] | Refreshed Fico Score Greater Than Or Equal To Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	62,907,000,000	[23],[24]	67,587,000,000	[24]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Residential Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	73,987,000,000	[23],[24]	80,454,000,000	[23]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Residential Mortgage [Member] | Refreshed Loan To Value Less Than Ninety Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	20,450,000,000	[23],[24],[3]	21,357,000,000	[24],[3]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Residential Mortgage [Member] | Refreshed Loan To Value Greater Than Ninety Percent But Less Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	5,847,000,000	[23],[24],[3]	8,234,000,000	[24],[3]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Residential Mortgage [Member] | Refreshed Loan To Value Greater Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	22,630,000,000	[23],[24],[3]	29,043,000,000	[24],[3]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Residential Mortgage [Member] | Fully Insured Loans [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	25,060,000,000	[23],[24],[27]	21,820,000,000	[23],[24],[27]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Residential Mortgage [Member] | Refreshed Fico Score Less Than Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	17,337,000,000	[23],[24]	22,126,000,000	[24]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Residential Mortgage [Member] | Refreshed Fico Score Greater Than Or Equal To Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	31,590,000,000	[23],[24]	36,508,000,000	[24]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Home Equity [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	45,666,000,000	[23],[24]	53,872,000,000	[23]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Home Equity [Member] | Refreshed Loan To Value Less Than Ninety Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	17,354,000,000	[23],[24],[3]	22,125,000,000	[24],[3]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Home Equity [Member] | Refreshed Loan To Value Greater Than Ninety Percent But Less Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	4,995,000,000	[23],[24],[3]	6,504,000,000	[24],[3]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Home Equity [Member] | Refreshed Loan To Value Greater Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	23,317,000,000	[23],[24],[3]	25,243,000,000	[24],[3]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Home Equity [Member] | Refreshed Fico Score Less Than Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	8,990,000,000	[23],[24]	11,562,000,000	[24]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Home Equity [Member] | Refreshed Fico Score Greater Than Or Equal To Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	36,676,000,000	[23],[24]	42,310,000,000	[24]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Discontinued real estate
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	1,238,000,000	[23],[24]	1,456,000,000	[23]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Discontinued real estate | Refreshed Loan To Value Less Than Ninety Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	895,000,000	[23],[24],[3]	1,033,000,000	[24],[3]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Discontinued real estate | Refreshed Loan To Value Greater Than Ninety Percent But Less Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	122,000,000	[23],[24],[3]	155,000,000	[24],[3]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Discontinued real estate | Refreshed Loan To Value Greater Than Hundred Percent [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	221,000,000	[23],[24],[3]	268,000,000	[24],[3]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Discontinued real estate | Fully Insured Loans [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	0
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Discontinued real estate | Refreshed Fico Score Less Than Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	548,000,000	[23],[24]	663,000,000	[24]
Legacy Assets & Servicing Sub Portfolio Segment Excluding Countrywide PCI Loans [Member] | Home Loans [Member] | Discontinued real estate | Refreshed Fico Score Greater Than Or Equal To Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	690,000,000	[23],[24]	793,000,000	[24]
UNITED STATES | Commercial Portfolio Segment [Member] | Commercial Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	179,948,000,000	[6]	175,586,000,000	[8]
Financing Receivable, Acquired with Deteriorated Credit Quality			2,000,000	[2]
Loans Receivable, Fair Value Disclosure	2,200,000,000		1,600,000,000
UNITED STATES | Commercial Portfolio Segment [Member] | Commercial Financing Receivable [Member] | Pass [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	169,599,000,000	[6]	160,154,000,000	[8]
UNITED STATES | Commercial Portfolio Segment [Member] | Commercial Financing Receivable [Member] | Risk Ratings Criticized [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	10,349,000,000	[6]	15,432,000,000	[8]
UNITED STATES | Commercial Portfolio Segment [Member] | Small Business Commercial Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	13,251,000,000	[6]	14,719,000,000	[8]
Percentage of internal credit metrics including delinquency status	97.00%		95.00%
UNITED STATES | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	102,291,000,000		113,785,000,000
UNITED STATES | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member] | Refreshed Fico Score Less Than Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	8,172,000,000		14,159,000,000
UNITED STATES | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member] | Refreshed Fico Score Greater Than Or Equal To Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	94,119,000,000		99,626,000,000
UNITED STATES | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member] | Refreshed FICO score other internal credit metrics [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	0	[16],[17],[18]	0	[16],[17],[18]
Non-U.S. Commercial | Residential Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	85,000,000		90,000,000
Non-U.S. Commercial | Commercial Portfolio Segment [Member] | Commercial Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	55,418,000,000	[6]	32,029,000,000	[8]
Financing Receivable, Acquired with Deteriorated Credit Quality			41,000,000	[2]
Loans Receivable, Fair Value Disclosure	4,400,000,000		1,700,000,000
Non-U.S. Commercial | Commercial Portfolio Segment [Member] | Commercial Financing Receivable [Member] | Pass [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	53,945,000,000	[6]	30,180,000,000	[8]
Non-U.S. Commercial | Commercial Portfolio Segment [Member] | Commercial Financing Receivable [Member] | Risk Ratings Criticized [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	1,473,000,000	[6]	1,849,000,000	[8]
Non-U.S. Commercial | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	14,418,000,000		27,465,000,000
Non-U.S. Commercial | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member] | Refreshed Fico Score Less Than Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases			631,000,000
Non-U.S. Commercial | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member] | Refreshed Fico Score Greater Than Or Equal To Six Hundred Twenty [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases			7,528,000,000
Non-U.S. Commercial | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member] | Refreshed FICO score other internal credit metrics [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans and leases	$ 14,418,000,000	[16],[17],[18]	$ 19,306,000,000	[16],[17],[18]
Percent of Balances Current or Less Than 30 Days Past Due [Member] | Non-U.S. Commercial | Consumer Credit Card Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage Of Outstandings By Aging	96.00%
Thirty To Eighty Nine Days Past Due Member | Non-U.S. Commercial | Consumer Credit Card Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage Of Outstandings By Aging	2.00%		3.00%
Ninety Days Or More Past Due [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage Of Outstandings By Aging	5.13%	[28]	5.48%	[29]
Ninety Days Or More Past Due [Member] | Non-U.S. Commercial | Consumer Credit Card Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage Of Outstandings By Aging	2.00%		2.00%
Current Or Less Than Thirty Days Past Due [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage Of Outstandings By Aging	88.95%	[30]	88.64%	[31]
Current Or Less Than Thirty Days Past Due [Member] | Non-U.S. Commercial | Consumer Credit Card Financing Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Percentage Of Outstandings By Aging			95.00%

[1]	PCI loan amounts are shown gross of the valuation allowance.
[2]	PCI loan amounts are shown gross of the valuation allowance and exclude $1.6 billion of PCI home loans from the Merrill Lynch acquisition which are included in their appropriate aging categories.
[3]	Refreshed LTV percentages for PCI loans are calculated using the carrying value gross of the related valuation allowance.
[4]	Home loans includes $3.6 billion of fully-insured loans, $770 million of nonperforming loans and $119 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.
[5]	Certain consumer loans are accounted for under the fair value option and include residential mortgage loans of $906 million and discontinued real estate loans of $1.3 billion at December 31, 2011. Certain commercial loans are accounted for under the fair value option and include U.S. commercial loans of $2.2 billion and non-U.S. commercial loans of $4.4 billion at December 31, 2011. See Note 22 – Fair Value Measurements and Note 23 – Fair Value Option for additional information.
[6]	Excludes $6.6 billion of loans accounted for under the fair value option.
[7]	Total outstandings includes U.S. commercial real estate loans of $37.8 billion and non-U.S. commercial real estate loans of $1.8 billion at December 31, 2011.
[8]	Includes $204 million of PCI loans in the commercial portfolio segment and excludes $3.3 billion of loans accounted for under the fair value option.
[9]	Total outstandings includes U.S. commercial real estate loans of $46.9 billion and non-U.S. commercial real estate loans of $2.5 billion at December 31, 2010.
[10]	U.S. small business commercial includes $491 million of criticized business card and small business loans which are evaluated using FICO scores or internal credit metrics, including delinquency status, rather than risk ratings. At December 31, 2011, 97 percent of the balances where internal credit metrics are used were current or less than 30 days past due.
[11]	U.S. small business commercial includes $690 million of criticized business card and small business loans which are evaluated using FICO scores or internal credit metrics, including delinquency status, rather than risk ratings. At December 31, 2010, 95 percent of the balances where internal credit metrics are used were current or less than 30 days past due.
[12]	Refreshed FICO score and other internal credit metrics are applicable only to the U.S. small business commercial portfolio.
[13]	Other internal credit metrics may include delinquency status, application scores, geography or other factors.
[14]	Total outstandings includes dealer financial services loans of $43.0 billion, consumer lending loans of $8.0 billion, U.S. securities-based lending margin loans of $23.6 billion, student loans of $6.0 billion, non-U.S. consumer loans of $7.6 billion and other consumer loans of $1.5 billion at December 31, 2011.
[15]	Total outstandings includes dealer financial services loans of $43.3 billion, consumer lending loans of $12.4 billion, U.S. securities-based lending margin loans of $16.6 billion, student loans of $6.8 billion, non-U.S. consumer loans of $8.0 billion and other consumer loans of $3.2 billion at December 31, 2010.
[16]	Direct/indirect consumer includes $31.1 billion of securities-based lending which is overcollateralized and therefore has minimal credit risk and $6.0 billion of loans the Corporation no longer originates.
[17]	Non-U.S. credit card represents the select European countries’ credit card portfolios which are evaluated using internal credit metrics, including delinquency status. At December 31, 2011, 96 percent of this portfolio was current or less than 30 days past due, two percent was 30-89 days past due and two percent was 90 days or more past due.
[18]	Other internal credit metrics may include delinquency status, geography or other factors.
[19]	Total outstandings includes consumer finance loans of $1.7 billion, other non-U.S. consumer loans of $929 million and consumer overdrafts of $103 million at December 31, 2011.
[20]	of the other consumer portfolio was associated with portfolios from certain consumer finance businesses that the Corporation previously exited
[21]	96 percent of the other consumer portfolio was associated with portfolios from certain consumer finance businesses that the Corporation previously exited.
[22]	Total outstandings includes consumer finance loans of $1.9 billion, other non-U.S. consumer loans of $803 million and consumer overdrafts of $88 million at December 31, 2010.
[23]	Excludes $2.2 billion of loans accounted for under the fair value option.
[24]	Excludes Countrywide PCI loans.
[25]	Total outstandings includes non-U.S. residential mortgages of $85 million at December 31, 2011.
[26]	Total outstandings includes non-U.S. residential mortgages of $90 million at December 31, 2010.
[27]	Credit quality indicators are not reported for fully-insured loans as principal repayment is insured. Credit Card and Other Consumer - Credit Quality Indicators December 31, 2011(Dollars in millions)U.S. CreditCard Non-U.S.Credit Card Direct/IndirectConsumer OtherConsumer (1)Refreshed FICO score Less than 620$8,172 $— $3,325 $802Greater than or equal to 62094,119 — 46,981 854Other internal credit metrics (2, 3, 4)— 14,418 39,407 1,032Total credit card and other consumer$102,291 $14,418 $89,713 $2,688
[28]	Home loans includes $21.2 billion of fully-insured loans and $378 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.
[29]	Home loans includes $16.8 billion of fully-insured loans and $372 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.
[30]	Home loans includes $1.8 billion of nonperforming loans as all principal and interest are not current or the loans are TDRs that have not demonstrated sustained repayment performance.
[31]	Home loans includes $1.1 billion of nonperforming loans as all principal and interest are not current or the loans are TDRs that have not demonstrated sustained repayment performance.

Outstanding Loans and Leases - Home Loans Impaired Loans (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Financing Receivable, Impaired [Line Items]
Percentage of Loans in Trial Modifications that Became Permanent Modifications	55.00%
Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Financing Receivable, Modifications, Post-Modification Recorded Investment	$ 2,600
Financing Receivable, Modifications, Allowance	154
Real Estate Acquired Through Foreclosure	2,000		1,200
Unpaid Principal Balance	11,281
Carrying Value	9,411	[1]
Pre Modification Interest Rate	6.12%
Post Modification Interest Rate	5.33%
Net Charge-Offs	375
Residential Mortgage [Member] | Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	23,203		14,086
Carrying Value	19,287		11,788
Related Allowance	1,295		1,154
Average Carrying Value	15,664		9,655
Interest Income Recognized	552	[2]	380	[2]
Unpaid Principal Balance	10,293
Carrying Value	8,872	[1]
Pre Modification Interest Rate	6.03%
Post Modification Interest Rate	5.28%
Net Charge-Offs	188
Residential Mortgage [Member] | Home Loans [Member] | Impaired Financing Receivable with No Related Allowance [Domain]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	10,907		5,493
Carrying Value	8,168		4,382
Average Carrying Value	6,285		4,429
Interest Income Recognized	233	[2]	184	[2]
Residential Mortgage [Member] | Home Loans [Member] | Impaired Financing Receivable with Related Allowance [Domain]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	12,296		8,593
Carrying Value	11,119		7,406
Related Allowance	1,295		1,154
Average Carrying Value	9,379		5,226
Interest Income Recognized	319	[2]	196	[2]
Home Equity [Member] | Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	3,298		2,932
Carrying Value	1,776		1,721
Related Allowance	622		676
Average Carrying Value	1,799		2,002
Interest Income Recognized	57	[2]	44	[2]
Unpaid Principal Balance	899
Carrying Value	480	[1]
Pre Modification Interest Rate	7.05%
Post Modification Interest Rate	5.79%
Net Charge-Offs	184
Home Equity [Member] | Home Loans [Member] | Impaired Financing Receivable with No Related Allowance [Domain]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	1,747		1,411
Carrying Value	479		437
Average Carrying Value	442		493
Interest Income Recognized	23	[2]	21	[2]
Home Equity [Member] | Home Loans [Member] | Impaired Financing Receivable with Related Allowance [Domain]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	1,551		1,521
Carrying Value	1,297		1,284
Related Allowance	622		676
Average Carrying Value	1,357		1,509
Interest Income Recognized	34	[2]	23	[2]
Discontinued real estate | Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	634		608
Carrying Value	399		395
Related Allowance	29		41
Average Carrying Value	395		389
Interest Income Recognized	14	[2]	15	[2]
Unpaid Principal Balance	89
Carrying Value	59	[1]
Pre Modification Interest Rate	7.42%
Post Modification Interest Rate	5.94%
Net Charge-Offs	3
Discontinued real estate | Home Loans [Member] | Impaired Financing Receivable with No Related Allowance [Domain]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	421		361
Carrying Value	240		218
Average Carrying Value	222		219
Interest Income Recognized	8	[2]	8	[2]
Discontinued real estate | Home Loans [Member] | Impaired Financing Receivable with Related Allowance [Domain]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	213		247
Carrying Value	159		177
Related Allowance	29		41
Average Carrying Value	173		170
Interest Income Recognized	6	[2]	7	[2]
Government Modifications [Member] | Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Carrying Value	1,397	[1]
Government Modifications [Member] | Residential Mortgage [Member] | Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Carrying Value	1,166	[1]
Government Modifications [Member] | Home Equity [Member] | Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Carrying Value	220	[1]
Government Modifications [Member] | Discontinued real estate | Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Carrying Value	$ 11	[1]

[1]	Includes other modifications such as term or payment extensions and repayment plans.
[2]	Interest income recognized includes interest accrued and collected on the outstanding balances of accruing impaired loans as well as interest cash collections on nonaccruing impaired loans for which the ultimate collectability of principal is not uncertain.

Outstanding Loans and Leases - Home Loan TDRs (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Financing Receivable, Modifications [Line Items]
Percentage of Loans in Trial Modifications that Became Permanent Modifications	55.00%
Home Loans [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	$ 9,411	[1]
Troubled Debt Restructurings Modifications Entering Default	3,503
Loan Restructuring, Trial Modifications	1,031	[1]
Financing Receivable, Modifications, Post-Modification Recorded Investment	2,600
Financing Receivable, Modifications, Allowance	154
Real Estate Acquired Through Foreclosure	2,000		1,200
Home Loans [Member] | Government Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	1,397	[1]
Troubled Debt Restructurings Modifications Entering Default	351
Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	5,266	[1]
Troubled Debt Restructurings Modifications Entering Default	2,121
Home Loans [Member] | Trial Modifications [Member]
Financing Receivable, Modifications [Line Items]
Loan Restructuring, Trial Modifications	2,748	[1]
Trial Modifications Deemed to be Troubled Debt Restructurings Prior to Accounting Change	187
Residential Mortgage [Member] | Home Loans [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	8,872	[1]
Troubled Debt Restructurings Modifications Entering Default	3,427
Loan Restructuring, Trial Modifications	1,011	[1]
Residential Mortgage [Member] | Home Loans [Member] | Government Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	1,166	[1]
Troubled Debt Restructurings Modifications Entering Default	348
Residential Mortgage [Member] | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	5,072	[1]
Troubled Debt Restructurings Modifications Entering Default	2,068
Residential Mortgage [Member] | Home Loans [Member] | Trial Modifications [Member]
Financing Receivable, Modifications [Line Items]
Loan Restructuring, Trial Modifications	2,634	[1]
Home Equity [Member] | Home Loans [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	480	[1]
Troubled Debt Restructurings Modifications Entering Default	58
Loan Restructuring, Trial Modifications	15	[1]
Home Equity [Member] | Home Loans [Member] | Government Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	220	[1]
Troubled Debt Restructurings Modifications Entering Default	1
Home Equity [Member] | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	164	[1]
Troubled Debt Restructurings Modifications Entering Default	42
Home Equity [Member] | Home Loans [Member] | Trial Modifications [Member]
Financing Receivable, Modifications [Line Items]
Loan Restructuring, Trial Modifications	96	[1]
Discontinued real estate | Home Loans [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	59	[1]
Troubled Debt Restructurings Modifications Entering Default	18
Loan Restructuring, Trial Modifications	5	[1]
Discontinued real estate | Home Loans [Member] | Government Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	11	[1]
Troubled Debt Restructurings Modifications Entering Default	2
Discontinued real estate | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	30	[1]
Troubled Debt Restructurings Modifications Entering Default	11
Discontinued real estate | Home Loans [Member] | Trial Modifications [Member]
Financing Receivable, Modifications [Line Items]
Loan Restructuring, Trial Modifications	18	[1]
Contractual Interest Rate Reduction [Member] | Home Loans [Member] | Government Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	1,159	[1]
Contractual Interest Rate Reduction [Member] | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	3,544	[1]
Contractual Interest Rate Reduction [Member] | Residential Mortgage [Member] | Home Loans [Member] | Government Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	969	[1]
Contractual Interest Rate Reduction [Member] | Residential Mortgage [Member] | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	3,441	[1]
Contractual Interest Rate Reduction [Member] | Home Equity [Member] | Home Loans [Member] | Government Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	181	[1]
Contractual Interest Rate Reduction [Member] | Home Equity [Member] | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	83	[1]
Contractual Interest Rate Reduction [Member] | Discontinued real estate | Home Loans [Member] | Government Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	9	[1]
Contractual Interest Rate Reduction [Member] | Discontinued real estate | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	20	[1]
Capitlization Of Past Due Amounts [Member] | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	384	[1]
Capitlization Of Past Due Amounts [Member] | Residential Mortgage [Member] | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	381	[1]
Capitlization Of Past Due Amounts [Member] | Home Equity [Member] | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	1	[1]
Capitlization Of Past Due Amounts [Member] | Discontinued real estate | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	2	[1]
Principal and/or Interest Forbearance [Member] | Home Loans [Member] | Government Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	217	[1]
Principal and/or Interest Forbearance [Member] | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	899	[1]
Principal and/or Interest Forbearance [Member] | Residential Mortgage [Member] | Home Loans [Member] | Government Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	179	[1]
Principal and/or Interest Forbearance [Member] | Residential Mortgage [Member] | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	845	[1]
Principal and/or Interest Forbearance [Member] | Home Equity [Member] | Home Loans [Member] | Government Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	36	[1]
Principal and/or Interest Forbearance [Member] | Home Equity [Member] | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	47	[1]
Principal and/or Interest Forbearance [Member] | Discontinued real estate | Home Loans [Member] | Government Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	2	[1]
Principal and/or Interest Forbearance [Member] | Discontinued real estate | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	7	[1]
Other Modifications [Member] | Home Loans [Member] | Government Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	21	[1],[2]
Other Modifications [Member] | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	439	[1],[2]
Other Modifications [Member] | Residential Mortgage [Member] | Home Loans [Member] | Government Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	18	[1],[2]
Other Modifications [Member] | Residential Mortgage [Member] | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	405	[1],[2]
Other Modifications [Member] | Home Equity [Member] | Home Loans [Member] | Government Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	3	[1],[2]
Other Modifications [Member] | Home Equity [Member] | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	33	[1],[2]
Other Modifications [Member] | Discontinued real estate | Home Loans [Member] | Government Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	0	[1],[2]
Other Modifications [Member] | Discontinued real estate | Home Loans [Member] | Proprietary Modifications [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	$ 1	[1],[2]

[1]	Includes other modifications such as term or payment extensions and repayment plans.
[2]	Includes $187 million of trial modifications that were considered TDRs prior to the application of new accounting guidance that was effective in 2011.

Outstanding Loans and Leases - Credit Card and Other TDRs (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Financing Receivable, Modifications [Line Items]
Financing Receivable Modifications Post Modification Percentage Of Balances Current Or Less Than Thirty Days Past Due	77.05%		76.51%
Renegotiated Consumer Credit Card Domestic Held Loans	$ 7,100,000,000		$ 11,400,000,000
Modifications, Troubled Debt Restructurings, Current or Less than Thirty Days Past Due	5,500,000,000
Consumer Portfolio Segment [Member]
Financing Receivable, Modifications [Line Items]
Financing Receivable, Modifications, Post-Modification Recorded Investment	7,100,000,000		11,421,000,000
Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Unpaid Principal Balance	1,393,000,000
Carrying Value	1,423,000,000
Pre Modification Interest Rate	20.20%
Post Modification Interest Rate	4.87%
Net Charge-Offs	180,000,000
Consumer Portfolio Segment [Member] | Direct And Indirect Consumer Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Finance Receivable, Post Modification, Entering Default Status	180,000,000
Unpaid Principal Balance	198,000,000
Carrying Value	199,000,000
Pre Modification Interest Rate	15.63%
Post Modification Interest Rate	5.22%
Net Charge-Offs	10,000,000
Financing Receivable, Modifications, Post-Modification Recorded Investment	1,198,000,000		1,858,000,000
Financing Receivable Modifications Post Modification Percentage Of Balances Current Or Less Than Thirty Days Past Due	80.01%		78.81%
Impaired Financing Receivable with Related Allowance [Domain] | Consumer Portfolio Segment [Member] | Direct And Indirect Consumer Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Impaired Financing Receivable, Average Recorded Investment	1,582,000,000		2,126,000,000
Impaired Financing Receivable Interest Income Cash Basis and Accrual Method	85,000,000	[1]	111,000,000	[1]
Impaired Financing Receivable, Unpaid Principal Balance	1,193,000,000		1,846,000,000
Impaired Financing Receivable, Recorded Investment	1,198,000,000	[2]	1,858,000,000	[2]
Impaired Financing Receivable, Related Allowance	405,000,000		822,000,000
UNITED STATES | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Finance Receivable, Post Modification, Entering Default Status	863,000,000
Unpaid Principal Balance	890,000,000
Carrying Value	902,000,000
Pre Modification Interest Rate	19.04%
Post Modification Interest Rate	6.16%
Net Charge-Offs	44,000,000
Financing Receivable, Modifications, Post-Modification Recorded Investment	5,305,000,000		8,766,000,000
Financing Receivable Modifications Post Modification Percentage Of Balances Current Or Less Than Thirty Days Past Due	78.97%		77.66%
UNITED STATES | Impaired Financing Receivable with Related Allowance [Domain] | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Impaired Financing Receivable, Average Recorded Investment	7,211,000,000		10,549,000,000
Impaired Financing Receivable Interest Income Cash Basis and Accrual Method	433,000,000	[1]	621,000,000	[1]
Impaired Financing Receivable, Unpaid Principal Balance	5,272,000,000		8,680,000,000
Impaired Financing Receivable, Recorded Investment	5,305,000,000	[2]	8,766,000,000	[2]
Impaired Financing Receivable, Related Allowance	1,570,000,000		3,458,000,000
Non-U.S. Commercial | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Finance Receivable, Post Modification, Entering Default Status	409,000,000
Unpaid Principal Balance	305,000,000
Carrying Value	322,000,000
Pre Modification Interest Rate	26.32%
Post Modification Interest Rate	1.04%
Net Charge-Offs	126,000,000
Financing Receivable, Modifications, Post-Modification Recorded Investment	597,000,000		797,000,000
Financing Receivable Modifications Post Modification Percentage Of Balances Current Or Less Than Thirty Days Past Due	54.02%		58.86%
Non-U.S. Commercial | Impaired Financing Receivable with Related Allowance [Domain] | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Impaired Financing Receivable, Average Recorded Investment	759,000,000		973,000,000
Impaired Financing Receivable Interest Income Cash Basis and Accrual Method	6,000,000	[1]	21,000,000	[1]
Impaired Financing Receivable, Unpaid Principal Balance	588,000,000		778,000,000
Impaired Financing Receivable, Recorded Investment	597,000,000	[2]	797,000,000	[2]
Impaired Financing Receivable, Related Allowance	435,000,000		506,000,000
Internal Programs [Member]
Financing Receivable, Modifications [Line Items]
Financing Receivable, Modifications, Post-Modification Recorded Investment	4,790,000,000		8,096,000,000
Internal Programs [Member] | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	767,000,000
Internal Programs [Member] | Consumer Portfolio Segment [Member] | Direct And Indirect Consumer Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	112,000,000
Financing Receivable, Modifications, Post-Modification Recorded Investment	784,000,000		1,222,000,000
Internal Programs [Member] | UNITED STATES | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	492,000,000
Financing Receivable, Modifications, Post-Modification Recorded Investment	3,788,000,000		6,592,000,000
Internal Programs [Member] | Non-U.S. Commercial | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	163,000,000
Financing Receivable, Modifications, Post-Modification Recorded Investment	218,000,000		282,000,000
External Programs [Member]
Financing Receivable, Modifications [Line Items]
Financing Receivable, Modifications, Post-Modification Recorded Investment	1,941,000,000		2,634,000,000
External Programs [Member] | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	652,000,000
External Programs [Member] | Consumer Portfolio Segment [Member] | Direct And Indirect Consumer Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	87,000,000
Financing Receivable, Modifications, Post-Modification Recorded Investment	392,000,000		531,000,000
External Programs [Member] | UNITED STATES | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	407,000,000
Financing Receivable, Modifications, Post-Modification Recorded Investment	1,436,000,000		1,927,000,000
External Programs [Member] | Non-U.S. Commercial | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	158,000,000
Financing Receivable, Modifications, Post-Modification Recorded Investment	113,000,000		176,000,000
Other Program [Member]
Financing Receivable, Modifications [Line Items]
Financing Receivable, Modifications, Post-Modification Recorded Investment	369,000,000	[3]	691,000,000	[3]
Other Program [Member] | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	4,000,000
Other Program [Member] | Consumer Portfolio Segment [Member] | Direct And Indirect Consumer Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Financing Receivable, Modifications, Post-Modification Recorded Investment	22,000,000	[3]	105,000,000	[3]
Other Program [Member] | UNITED STATES | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	3,000,000
Financing Receivable, Modifications, Post-Modification Recorded Investment	81,000,000	[3]	247,000,000	[3]
Other Program [Member] | Non-U.S. Commercial | Consumer Portfolio Segment [Member] | Consumer Credit Card Financing Receivable [Member]
Financing Receivable, Modifications [Line Items]
Carrying Value	1,000,000
Financing Receivable, Modifications, Post-Modification Recorded Investment	$ 266,000,000	[3]	$ 339,000,000	[3]

[1]	Interest income recognized includes interest accrued and collected on the outstanding balances of accruing impaired loans as well as interest cash collections on nonaccruing impaired loans for which the ultimate collectability of principal is not uncertain.
[2]	Includes accrued interest and fees
[3]	Other programs include ineligible U.K. credit card and other consumer loans.

Outstanding Loans and Leases - Impaired Loans Commercial Loans (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Real Estate Acquired Through Foreclosure	$ 2,000		$ 1,200
Commercial Portfolio Segment [Member]
Financing Receivable, Impaired [Line Items]
Real Estate Acquired Through Foreclosure	612		725
Residential Mortgage [Member] | Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	23,203		14,086
Carrying Value	19,287		11,788
Related Allowance	1,295		1,154
Average Carrying Value	15,664		9,655
Interest Income Recognized	552	[1]	380	[1]
Commercial Real Estate Receivable [Member] | Commercial Portfolio Segment [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	5,916		8,337
Carrying Value	4,479		5,874
Related Allowance	135		208
Average Carrying Value	5,303		6,549
Interest Income Recognized	26	[1]	37	[1]
Small Business Commercial Receivable [Member] | Commercial Portfolio Segment [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	531	[2]	935	[2]
Carrying Value	503	[2]	892	[2]
Related Allowance	172	[2]	445	[2]
Average Carrying Value	666	[2]	1,028	[2]
Interest Income Recognized	23	[1],[2]	34	[1],[2]
Commercial [Member] | Commercial Portfolio Segment [Member]
Financing Receivable, Impaired [Line Items]
Related Allowance	232		336
Home Equity [Member] | Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	3,298		2,932
Carrying Value	1,776		1,721
Related Allowance	622		676
Average Carrying Value	1,799		2,002
Interest Income Recognized	57	[1]	44	[1]
Discontinued real estate | Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	634		608
Carrying Value	399		395
Related Allowance	29		41
Average Carrying Value	395		389
Interest Income Recognized	14	[1]	15	[1]
Impaired Financing Receivable with No Related Allowance [Domain] | Residential Mortgage [Member] | Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	10,907		5,493
Carrying Value	8,168		4,382
Average Carrying Value	6,285		4,429
Interest Income Recognized	233	[1]	184	[1]
Impaired Financing Receivable with No Related Allowance [Domain] | Commercial Real Estate Receivable [Member] | Commercial Portfolio Segment [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	2,587		2,655
Carrying Value	2,095		1,771
Average Carrying Value	1,994		1,736
Interest Income Recognized	7	[1]	8	[1]
Impaired Financing Receivable with No Related Allowance [Domain] | Small Business Commercial Receivable [Member] | Commercial Portfolio Segment [Member]
Financing Receivable, Impaired [Line Items]
Interest Income Recognized			0
Impaired Financing Receivable with No Related Allowance [Domain] | Home Equity [Member] | Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	1,747		1,411
Carrying Value	479		437
Average Carrying Value	442		493
Interest Income Recognized	23	[1]	21	[1]
Impaired Financing Receivable with No Related Allowance [Domain] | Discontinued real estate | Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	421		361
Carrying Value	240		218
Average Carrying Value	222		219
Interest Income Recognized	8	[1]	8	[1]
Impaired Financing Receivable with Related Allowance [Domain] | Residential Mortgage [Member] | Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	12,296		8,593
Carrying Value	11,119		7,406
Related Allowance	1,295		1,154
Average Carrying Value	9,379		5,226
Interest Income Recognized	319	[1]	196	[1]
Impaired Financing Receivable with Related Allowance [Domain] | Commercial Real Estate Receivable [Member] | Commercial Portfolio Segment [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	3,329		5,682
Carrying Value	2,384		4,103
Related Allowance	135		208
Average Carrying Value	3,309		4,813
Interest Income Recognized	19	[1]	29	[1]
Impaired Financing Receivable with Related Allowance [Domain] | Small Business Commercial Receivable [Member] | Commercial Portfolio Segment [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	531	[2]	935	[2]
Carrying Value	503	[2]	892	[2]
Related Allowance	172	[2]	445	[2]
Average Carrying Value	666	[2]	1,028	[2]
Interest Income Recognized	23	[1],[2]	34	[1],[2]
Impaired Financing Receivable with Related Allowance [Domain] | Commercial [Member] | Commercial Portfolio Segment [Member]
Financing Receivable, Impaired [Line Items]
Related Allowance	232		336
Impaired Financing Receivable with Related Allowance [Domain] | Home Equity [Member] | Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	1,551		1,521
Carrying Value	1,297		1,284
Related Allowance	622		676
Average Carrying Value	1,357		1,509
Interest Income Recognized	34	[1]	23	[1]
Impaired Financing Receivable with Related Allowance [Domain] | Discontinued real estate | Home Loans [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	213		247
Carrying Value	159		177
Related Allowance	29		41
Average Carrying Value	173		170
Interest Income Recognized	6	[1]	7	[1]
U.S. Commercial | Commercial Financing Receivable [Member] | Commercial Portfolio Segment [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	4,136		4,859
Carrying Value	2,972		3,634
Average Carrying Value	3,196		3,936
Interest Income Recognized	20	[1]	39	[1]
U.S. Commercial | Impaired Financing Receivable with No Related Allowance [Domain] | Commercial Financing Receivable [Member] | Commercial Portfolio Segment [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	1,482		968
Carrying Value	985		441
Average Carrying Value	774		547
Interest Income Recognized	7	[1]	3	[1]
U.S. Commercial | Impaired Financing Receivable with Related Allowance [Domain] | Commercial Financing Receivable [Member] | Commercial Portfolio Segment [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	2,654		3,891
Carrying Value	1,987		3,193
Average Carrying Value	2,422		3,389
Interest Income Recognized	13	[1]	36	[1]
Non-U.S. Commercial | Commercial Financing Receivable [Member] | Commercial Portfolio Segment [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	524		618
Carrying Value	159		245
Related Allowance	6		91
Average Carrying Value	177		199
Interest Income Recognized	3	[1]
Non-U.S. Commercial | Impaired Financing Receivable with No Related Allowance [Domain] | Commercial Financing Receivable [Member] | Commercial Portfolio Segment [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	216		46
Carrying Value	101		28
Average Carrying Value	101		9
Non-U.S. Commercial | Impaired Financing Receivable with Related Allowance [Domain] | Commercial Financing Receivable [Member] | Commercial Portfolio Segment [Member]
Financing Receivable, Impaired [Line Items]
Unpaid Principal Balance	308		572
Carrying Value	58		217
Related Allowance	6		91
Average Carrying Value	76		190
Interest Income Recognized	$ 3	[1]

[1]	Interest income recognized includes interest accrued and collected on the outstanding balances of accruing impaired loans as well as interest cash collections on nonaccruing impaired loans for which the ultimate collectability of principal is not uncertain.
[2]	Includes U.S. small business commercial renegotiated TDR loans and related allowance.

Outstanding Loans and Leases - Commercial Loans TDRs (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Home Loans [Member]		Dec. 31, 2011 Commercial Portfolio Segment [Member]	Dec. 31, 2011 Home Equity [Member] Home Loans [Member]		Dec. 31, 2011 Commercial Financing Receivable [Member] U.S. Commercial Commercial Portfolio Segment [Member]	Dec. 31, 2011 Commercial Financing Receivable [Member] Non-U.S. Commercial Commercial Portfolio Segment [Member]	Dec. 31, 2011 Commercial Real Estate Receivable [Member] Commercial Portfolio Segment [Member]	Dec. 31, 2011 Small Business Commercial Receivable [Member] Commercial Portfolio Segment [Member]	Dec. 31, 2011 Accounting Standards Update 2011-02 [Member] Commercial Portfolio Segment [Member]	Sep. 30, 2011 Accounting Standards Update 2011-02 [Member] Commercial Portfolio Segment [Member]
Financing Receivable, Modifications [Line Items]
Financing Receivable, Modifications, Recorded Investment										$ 1,100	$ 1,100
Unpaid Principal Balance	11,281		3,087	899		1,381	44	1,604	58
Carrying Value	9,411	[1]	2,647	480	[1]	1,211	44	1,333	59
Net Charge-Offs	375		236	184		74		152	10
Financing Receivable, Modifications, Payment Default, Carrying Value						$ 164		$ 446	$ 68

[1]	Includes other modifications such as term or payment extensions and repayment plans.

Outstanding Loans and Leases - Purchased Credit-Impaired Loans (Details) (Consumer Portfolio Segment [Member], Countrywide [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Consumer Portfolio Segment [Member] | Countrywide [Member]
Certain Loans Acquired in Transfer Not Accounted for as Debt Securities, Accretable Yield Movement Schedule [Roll Forward]
Accretable Yield, Beginning of Period	$ 5,481	$ 7,317
Accretion	(1,285)	(1,704)
Disposals/Transfers	(118)	(124)
Reclassifications to Nonaccretable Difference	912	(8)
Accretable Yield, End of Period	$ 4,990	$ 5,481

Outstanding Loans and Leases - Loans Held-for-Sale (Details) (USD $) In Billions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans Receivable Held-for-sale, Amount	$ 13.8	$ 35.1
Proceeds from sales securitizations and paydowns of loans held for sale	147.5	281.7	365.1
Proceeds used for originations and purchase of loan held for sale	$ 118.2	$ 263	$ 369.4

Allowance for Credit Losses (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2011	Jan. 02, 2010
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans Receivable, Fair Value Disclosure	$ 8,804,000,000		$ 3,321,000,000
Allowance for Loan and Lease Losses [Roll Forward]
Allowance for Loan and Lease Losses, January 1	41,885,000,000		37,200,000,000		23,071,000,000	[1]
Loans and Leases Charged Off	(24,742,000,000)		(37,390,000,000)		(35,483,000,000)
Recoveries of Loans and Leases Previously Charged Off	3,909,000,000		3,056,000,000		1,795,000,000
Net Charge-Offs	(20,833,000,000)		(34,334,000,000)		(33,688,000,000)
Provision for Loan and Lease Losses	13,629,000,000		28,195,000,000		48,366,000,000
Other	(898,000,000)		36,000,000		(549,000,000)
Allowance for Loan and Lease Losses, December 31	33,783,000,000		41,885,000,000		37,200,000,000
Reserve For Unfunded Lending Commitments, January 1	1,188,000,000		1,487,000,000		421,000,000		714,000,000
Provision for unfunded lending commitments	(219,000,000)		240,000,000		204,000,000
Other	(255,000,000)		(539,000,000)		862,000,000
Allowance For Credit Losses, December 31	34,497,000,000		43,073,000,000		38,687,000,000
Allowance for loan and lease losses related to the adoption of new consolidation guidance								10,800,000,000
Held to Maturity Debt Securities Received in Exchange for Credit Card Loans Received					7,800,000,000
Increase Associated With Reclassification To Other Assets For Amount Reimbursable for Securitization					340,000,000
Purchased Credit-Impaired Loans [Member]
Allowance for Loan and Lease Losses [Roll Forward]
Allowance for Loan and Lease Losses, January 1	6,429,000,000		3,900,000,000
Allowance for Loan and Lease Losses, December 31	8,459,000,000		6,429,000,000		3,900,000,000
Provision for credit losses	2,200,000,000		2,200,000,000		3,500,000,000
Home Loans [Member]
Allowance for Loan and Lease Losses [Roll Forward]
Allowance for Loan and Lease Losses, January 1	19,252,000,000		16,329,000,000	[1]
Loans and Leases Charged Off	(9,291,000,000)		(10,915,000,000)
Recoveries of Loans and Leases Previously Charged Off	894,000,000		396,000,000
Net Charge-Offs	(8,397,000,000)		(10,519,000,000)
Provision for Loan and Lease Losses	10,300,000,000		13,335,000,000
Other	(76,000,000)		107,000,000
Allowance for Loan and Lease Losses, December 31	21,079,000,000		19,252,000,000
Allowance For Credit Losses, December 31	21,079,000,000		19,252,000,000
Allowance for loan and lease losses related to the adoption of new consolidation guidance								573,000,000
Home Loans [Member] | Purchased Credit-Impaired Loans [Member]
Allowance for Loan and Lease Losses [Roll Forward]
Allowance for Loan and Lease Losses, January 1							8,459,000,000
Allowance for Loan and Lease Losses, December 31	8,459,000,000		6,417,000,000				8,459,000,000
Credit Card and Other Consumer [Member]
Allowance for Loan and Lease Losses [Roll Forward]
Allowance for Loan and Lease Losses, January 1	15,463,000,000		22,243,000,000	[1]
Loans and Leases Charged Off	(12,247,000,000)		(20,865,000,000)
Recoveries of Loans and Leases Previously Charged Off	2,124,000,000		2,034,000,000
Net Charge-Offs	(10,123,000,000)		(18,831,000,000)
Provision for Loan and Lease Losses	4,025,000,000		12,115,000,000
Other	(796,000,000)		(64,000,000)
Allowance for Loan and Lease Losses, December 31	8,569,000,000		15,463,000,000		22,243,000,000	[1]
Allowance For Credit Losses, December 31	8,569,000,000		15,463,000,000
Allowance for loan and lease losses related to the adoption of new consolidation guidance								10,200,000,000
Transfer of Reserves to Loans Held For Sale Related to Business Segment Divestiture	449,000,000
Reduction in Allowance For Loan Loss Due to Exchange of Assets for Held To Maturity Debt Securities					750,000,000
Loan Amount Exchanged for Held to Maturity Debt Securities					8,500,000,000
Commercial [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans Receivable, Fair Value Disclosure	6,614,000,000	[2],[3]	3,321,000,000
Allowance for Loan and Lease Losses [Roll Forward]
Allowance for Loan and Lease Losses, January 1	7,170,000,000		9,416,000,000	[1]
Loans and Leases Charged Off	(3,204,000,000)		(5,610,000,000)
Recoveries of Loans and Leases Previously Charged Off	891,000,000		626,000,000
Net Charge-Offs	(2,313,000,000)		(4,984,000,000)
Provision for Loan and Lease Losses	(696,000,000)		2,745,000,000
Other	(26,000,000)		(7,000,000)
Allowance for Loan and Lease Losses, December 31	4,135,000,000		7,170,000,000
Reserve For Unfunded Lending Commitments, January 1	1,188,000,000		1,487,000,000				714,000,000
Provision for unfunded lending commitments	(219,000,000)		240,000,000
Other	(255,000,000)		(539,000,000)
Allowance For Credit Losses, December 31	4,849,000,000		8,358,000,000
Commercial [Member] | Purchased Credit-Impaired Loans [Member]
Allowance for Loan and Lease Losses [Roll Forward]
Allowance for Loan and Lease Losses, December 31			12,000,000
Cumulative-Effect Adjustment, Consolidation of Variable Interest Entity [Member]
Allowance for Loan and Lease Losses [Roll Forward]
Allowance for Loan and Lease Losses, December 31					$ 47,988,000,000	[1]

[1]	The 2010 balance includes $10.8 billion of allowance for loan and lease losses related to the adoption of new consolidation guidance. This includes $573 million for the home loans portfolio segment and $10.2 billion for the credit card and other consumer portfolio segment.
[2]	Home loans includes $3.6 billion of fully-insured loans, $770 million of nonperforming loans and $119 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.
[3]	Certain consumer loans are accounted for under the fair value option and include residential mortgage loans of $906 million and discontinued real estate loans of $1.3 billion at December 31, 2011. Certain commercial loans are accounted for under the fair value option and include U.S. commercial loans of $2.2 billion and non-U.S. commercial loans of $4.4 billion at December 31, 2011. See Note 22 – Fair Value Measurements and Note 23 – Fair Value Option for additional information.

Allowance and Carrying Value of Outstanding Loans and Leases by Portfolio Segment (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Carrying Value of Outstanding Loans and Leases [Abstract]
Allowance for Loan and Lease Losses	$ 33,783		$ 41,885		$ 37,200		$ 23,071	[1]
Carrying Value Gross of Valuation Allowance	917,396	[2],[3]	937,119	[2],[3]
Valuation Allowance As A Percentage Of Carrying Value	3.68%	[3]	4.47%	[3]
Loans Receivable, Fair Value Disclosure	8,804		3,321
Impaired Loans and Troubled Debt Restructurings [Member]
Carrying Value of Outstanding Loans and Leases [Abstract]
Allowance for Loan and Lease Losses	4,901	[4]	7,737	[4]
Carrying Value Gross of Valuation Allowance	36,675	[2]	35,970	[2]
Valuation Allowance As A Percentage Of Carrying Value	13.36%		21.51%
Collectively Evaluated For Impairment [Member]
Carrying Value of Outstanding Loans and Leases [Abstract]
Allowance for Loan and Lease Losses	20,423		27,719
Carrying Value Gross of Valuation Allowance	848,920	[2],[3]	864,552	[2],[3]
Valuation Allowance As A Percentage Of Carrying Value	2.41%	[3]	3.21%	[3]
Purchased Credit-Impaired Loans [Member]
Carrying Value of Outstanding Loans and Leases [Abstract]
Allowance for Loan and Lease Losses	8,459		6,429		3,900
Carrying Value Gross of Valuation Allowance	31,801		36,597
Valuation Allowance As A Percentage Of Carrying Value	26.60%		17.57%
Home Loans [Member]
Carrying Value of Outstanding Loans and Leases [Abstract]
Allowance for Loan and Lease Losses	21,079		19,252		16,329	[1]
Carrying Value Gross of Valuation Allowance	398,084	[2],[3]	409,062	[2],[3]
Valuation Allowance As A Percentage Of Carrying Value	5.30%	[3]	4.71%	[3]
Home Loans [Member] | Impaired Loans and Troubled Debt Restructurings [Member]
Carrying Value of Outstanding Loans and Leases [Abstract]
Allowance for Loan and Lease Losses	1,946	[4]	1,871	[4]
Carrying Value Gross of Valuation Allowance	21,462	[2]	13,904	[2]
Valuation Allowance As A Percentage Of Carrying Value	9.07%		13.46%
Home Loans [Member] | Collectively Evaluated For Impairment [Member]
Carrying Value of Outstanding Loans and Leases [Abstract]
Allowance for Loan and Lease Losses	10,674		10,964
Carrying Value Gross of Valuation Allowance	344,821	[2],[3]	358,765	[2],[3]
Valuation Allowance As A Percentage Of Carrying Value	3.10%	[3]	3.06%	[3]
Home Loans [Member] | Purchased Credit-Impaired Loans [Member]
Carrying Value of Outstanding Loans and Leases [Abstract]
Allowance for Loan and Lease Losses	8,459		6,417
Carrying Value Gross of Valuation Allowance	31,801		36,393
Valuation Allowance As A Percentage Of Carrying Value	26.60%		17.63%
Credit Card and Other Consumer [Member]
Carrying Value of Outstanding Loans and Leases [Abstract]
Allowance for Loan and Lease Losses	8,569		15,463		22,243	[1]
Carrying Value Gross of Valuation Allowance	209,110	[2],[3]	234,388	[2],[3]
Valuation Allowance As A Percentage Of Carrying Value	4.10%	[3]	6.60%	[3]
Credit Card and Other Consumer [Member] | Impaired Loans and Troubled Debt Restructurings [Member]
Carrying Value of Outstanding Loans and Leases [Abstract]
Allowance for Loan and Lease Losses	2,410	[4]	4,786	[4]
Carrying Value Gross of Valuation Allowance	7,100	[2]	11,421	[2]
Valuation Allowance As A Percentage Of Carrying Value	33.94%		41.91%
Credit Card and Other Consumer [Member] | Collectively Evaluated For Impairment [Member]
Carrying Value of Outstanding Loans and Leases [Abstract]
Allowance for Loan and Lease Losses	6,159		10,677
Carrying Value Gross of Valuation Allowance	202,010	[2],[3]	222,967	[2],[3]
Valuation Allowance As A Percentage Of Carrying Value	3.05%	[3]	4.79%	[3]
Commercial [Member]
Carrying Value of Outstanding Loans and Leases [Abstract]
Allowance for Loan and Lease Losses	4,135		7,170		9,416	[1]
Carrying Value Gross of Valuation Allowance	310,202	[2],[3]	293,669	[2],[3]
Valuation Allowance As A Percentage Of Carrying Value	1.33%	[3]	2.44%	[3]
Loans Receivable, Fair Value Disclosure	6,614	[5],[6]	3,321
Commercial [Member] | Impaired Loans and Troubled Debt Restructurings [Member]
Carrying Value of Outstanding Loans and Leases [Abstract]
Allowance for Loan and Lease Losses	545	[4]	1,080	[4]
Carrying Value Gross of Valuation Allowance	8,113	[2]	10,645	[2]
Valuation Allowance As A Percentage Of Carrying Value	6.71%		10.15%
Commercial [Member] | Collectively Evaluated For Impairment [Member]
Carrying Value of Outstanding Loans and Leases [Abstract]
Allowance for Loan and Lease Losses	3,590		6,078
Carrying Value Gross of Valuation Allowance	302,089	[2],[3]	282,820	[2],[3]
Valuation Allowance As A Percentage Of Carrying Value	1.19%	[3]	2.15%	[3]
Commercial [Member] | Purchased Credit-Impaired Loans [Member]
Carrying Value of Outstanding Loans and Leases [Abstract]
Allowance for Loan and Lease Losses			12
Carrying Value Gross of Valuation Allowance			204
Valuation Allowance As A Percentage Of Carrying Value			5.76%
Small Business Commercial Loan [Member]
Carrying Value of Outstanding Loans and Leases [Abstract]
Financing Receivable, Modifications, Recorded Investment	$ 172		$ 445

[1]	The 2010 balance includes $10.8 billion of allowance for loan and lease losses related to the adoption of new consolidation guidance. This includes $573 million for the home loans portfolio segment and $10.2 billion for the credit card and other consumer portfolio segment.
[2]	Amounts are presented gross of the allowance for loan and lease losses.
[3]	Outstanding loan and lease balances and ratios do not include loans accounted for under the fair value option of $8.8 billion and $3.3 billion at December 31, 2011 and 2010.
[4]	Commercial impaired allowance for loan and lease losses includes $172 million and $445 million at December 31, 2011 and 2010 related to U.S. small business commercial renegotiated TDR loans.
[5]	Home loans includes $3.6 billion of fully-insured loans, $770 million of nonperforming loans and $119 million of TDRs that were removed from the Countrywide PCI loan portfolio prior to the adoption of accounting guidance on PCI loans effective January 1, 2010.
[6]	Certain consumer loans are accounted for under the fair value option and include residential mortgage loans of $906 million and discontinued real estate loans of $1.3 billion at December 31, 2011. Certain commercial loans are accounted for under the fair value option and include U.S. commercial loans of $2.2 billion and non-U.S. commercial loans of $4.4 billion at December 31, 2011. See Note 22 – Fair Value Measurements and Note 23 – Fair Value Option for additional information.

Securitizations and Other Variable Interest Entities - First Lien Mortgages (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Commercial Mortgage Backed Securities [Member]
In Text Details [Abstract]
Servicing Fee And Ancillary Fee Income	$ 12,000,000		$ 21,000,000
Servicing Advance	152,000,000		156,000,000
Consumer Mortgage [Member]
In Text Details [Abstract]
Servicing Fee And Ancillary Fee Income	5,800,000,000		6,400,000,000
Servicing Advance	26,000,000,000		24,300,000,000
First Lien Mortgages [Member]
Table Details [Abstract]
Gain on Sale of Mortgage Loans	2,900,000,000		5,100,000,000
In Text Details [Abstract]
Loans repurchased from investors and securitization trusts	9,000,000,000		14,500,000,000
First Lien Mortgages [Member] | Residential Mortgage Backed Securities [Member]
In Text Details [Abstract]
Transfers of Financial Assets Accounted for as Sale, Initial Fair Value of Assets Obtained as Proceeds	545,000,000		23,700,000,000
First Lien Mortgages [Member] | Agency Securities [Member]
Securitizations Related Information [Abstract]
Cash proceeds from new securitizations	142,910,000,000	[1]	243,901,000,000	[1]
Loss on securitizations, net of hedges	(373,000,000)	[2]	(473,000,000)	[2]
Cash flows received on residual interests	0		0
First Lien Mortgages [Member] | Prime Loan [Member]
Securitizations Related Information [Abstract]
Loss on securitizations, net of hedges	0		0
Cash flows received on residual interests	3,000,000		18,000,000
First Lien Mortgages [Member] | Subprime Loan [Member]
Securitizations Related Information [Abstract]
Cash proceeds from new securitizations	0		0
Loss on securitizations, net of hedges	0		0
Cash flows received on residual interests	38,000,000		58,000,000
First Lien Mortgages [Member] | Alt-A Loan [Member]
Securitizations Related Information [Abstract]
Cash proceeds from new securitizations	36,000,000	[1]	7,000,000	[1]
Loss on securitizations, net of hedges	0		0
Cash flows received on residual interests	6,000,000		2,000,000
First Lien Mortgages [Member] | Commercial Mortgage Backed Securities [Member]
Securitizations Related Information [Abstract]
Cash proceeds from new securitizations	4,468,000,000	[1]	4,227,000,000	[1]
Loss on securitizations, net of hedges	0		0
Cash flows received on residual interests	$ 18,000,000		$ 20,000,000

[1]	The Corporation sells residential mortgage loans to GSEs in the normal course of business and receives MBS in exchange which may then be sold into the market to third-party investors for cash proceeds.
[2]	Substantially all of the first-lien residential mortgage loans securitized are initially classified as LHFS and accounted for under the fair value option. As such, gains are recognized on these LHFS prior to securitization. During 2011 and 2010, the Corporation recognized $2.9 billion and $5.1 billion of gains on these LHFS, net of hedges.

Securitizations and Other Variable Interest Entities - First Lien Mortgages VIE (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008		Dec. 31, 2011 Home Equity [Member]		Dec. 31, 2010 Home Equity [Member]		Dec. 31, 2011 Unconsolidated VIEs [Member] Home Equity [Member]		Dec. 31, 2010 Unconsolidated VIEs [Member] Home Equity [Member]		Dec. 31, 2011 Unconsolidated VIEs [Member] Agency Securities [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Unconsolidated VIEs [Member] Agency Securities [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Unconsolidated VIEs [Member] Prime Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Unconsolidated VIEs [Member] Prime Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Unconsolidated VIEs [Member] Subprime Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Unconsolidated VIEs [Member] Subprime Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Unconsolidated VIEs [Member] Alt-A Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Unconsolidated VIEs [Member] Alt-A Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Unconsolidated VIEs [Member] Commercial Mortgage Backed Securities [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Unconsolidated VIEs [Member] Commercial Mortgage Backed Securities [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Consolidated VIEs [Member]	Apr. 14, 2011 Consolidated VIEs [Member] Trust	Dec. 31, 2010 Consolidated VIEs [Member]	Dec. 31, 2011 Consolidated VIEs [Member] Home Equity [Member]		Dec. 31, 2010 Consolidated VIEs [Member] Home Equity [Member]		Dec. 31, 2011 Consolidated VIEs [Member] Agency Securities [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Consolidated VIEs [Member] Agency Securities [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Consolidated VIEs [Member] Prime Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Consolidated VIEs [Member] Prime Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Consolidated VIEs [Member] Subprime Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Consolidated VIEs [Member] Subprime Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Consolidated VIEs [Member] Alt-A Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Consolidated VIEs [Member] Alt-A Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Consolidated VIEs [Member] Commercial Mortgage Backed Securities [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Consolidated VIEs [Member] Commercial Mortgage Backed Securities [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Senior Securities [Member] Unconsolidated VIEs [Member] Agency Securities [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Senior Securities [Member] Unconsolidated VIEs [Member] Agency Securities [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Senior Securities [Member] Unconsolidated VIEs [Member] Prime Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Senior Securities [Member] Unconsolidated VIEs [Member] Prime Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Senior Securities [Member] Unconsolidated VIEs [Member] Subprime Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Senior Securities [Member] Unconsolidated VIEs [Member] Subprime Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Senior Securities [Member] Unconsolidated VIEs [Member] Alt-A Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Senior Securities [Member] Unconsolidated VIEs [Member] Alt-A Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Senior Securities [Member] Unconsolidated VIEs [Member] Commercial Mortgage Backed Securities [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Senior Securities [Member] Unconsolidated VIEs [Member] Commercial Mortgage Backed Securities [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Subordinate Securities [Member] Unconsolidated VIEs [Member] Agency Securities [Member] First Lien Mortgages [Member]	Dec. 31, 2010 Subordinate Securities [Member] Unconsolidated VIEs [Member] Agency Securities [Member] First Lien Mortgages [Member]	Dec. 31, 2011 Subordinate Securities [Member] Unconsolidated VIEs [Member] Prime Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Subordinate Securities [Member] Unconsolidated VIEs [Member] Prime Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Subordinate Securities [Member] Unconsolidated VIEs [Member] Subprime Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Subordinate Securities [Member] Unconsolidated VIEs [Member] Subprime Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Subordinate Securities [Member] Unconsolidated VIEs [Member] Alt-A Loan [Member] First Lien Mortgages [Member]	Dec. 31, 2010 Subordinate Securities [Member] Unconsolidated VIEs [Member] Alt-A Loan [Member] First Lien Mortgages [Member]		Dec. 31, 2011 Subordinate Securities [Member] Unconsolidated VIEs [Member] Commercial Mortgage Backed Securities [Member] First Lien Mortgages [Member]		Dec. 31, 2010 Subordinate Securities [Member] Unconsolidated VIEs [Member] Commercial Mortgage Backed Securities [Member] First Lien Mortgages [Member]
Variable Interest Entity [Line Items]
Maximum loss exposure								$ 10,235	[1]	$ 12,324	[1]	$ 7,563	[1]	$ 9,132	[1]	$ 37,519	[2]	$ 46,093	[2]	$ 2,375	[2]	$ 2,794	[2]	$ 289	[2]	$ 416	[2]	$ 506	[2]	$ 651	[2]	$ 981	[2]	$ 1,199	[2]				$ 2,672	[1]	$ 3,192	[1]	$ 50,648	[2]	$ 32,746	[2]	$ 450	[2]	$ 46	[2]	$ 419	[2]	$ 42	[2]	$ 0	[2]	$ 0	[2]	$ 0	[2]	$ 0	[2]
On Balance Sheet Assets [Abstract]
Trading account assets								5	[3],[4]	209	[3],[4]	5	[3],[4]	209	[3],[4]																								0	[3],[4]	0	[3],[4]																					8,744	[3]	10,693	[3]	94	[3]	147	[3]	3	[3]	126	[3]	343	[3]	645	[3]	21	[3]	146	[3]	0	0	0		0		30	[3]	12	[3]	0	0		3	[3]	8	[3]
AFS Debt Securities	276,151		337,627					13	[3],[5]	35	[3],[5]	13	[3],[5]	35	[3],[5]																					0		2,601	0	[3],[5]	0	[3],[5]																					28,775	[3]	35,400	[3]	2,001	[3]	2,593	[3]	174	[3]	234	[3]	163	[3]	0		846	[3]	984	[3]	0	0	26	[3]	39	[3]	30	[3]	35	[3]	0	6	[3]	0		0
Residual interests held																0		0		8		6		9		9		0		0		43		61
Other Assets	145,686		182,124													0		0		0		9		0		0		0		0		0		0		4,769		7,086					495		220		63		46		59		16		0		0		0		0
Total assets	2,129,046	[6]	2,264,909	[6]				2,690		3,436		18		244		37,519		46,093		2,129		2,794		246		416		506		651		913		1,199		151,761		169,828	2,672		3,192		50,648		32,746		1,361		46		1,573		748		0		0		0		0
Principal balance outstanding								17,397		23,624		14,422		20,095		1,198,766	[7]	1,297,159	[7]	61,207	[7]	75,762	[7]	73,949	[7]	92,710	[7]	101,622	[7]	116,233	[7]	76,645	[7]	73,597	[7]				2,975		3,529
Loans and leases	926,200		940,440					2,975		3,529		0		0																						140,194		145,469	2,975		3,529		50,159		32,563		1,298		0		892		0		0		0		0		0
Allowance for Loan and Lease Losses	(33,783)		(41,885)		(37,200)	(23,071)	[8]	(303)		(337)		0		0																						(5,066)		(8,935)	(303)		(337)		(6)		(37)		0		0		0		0		0		0		0		0
Loans held-for-sale	13,762		35,058																																	1,635		1,953					0		0		0		0		622		732		0		0		0		0
On Balance Sheet Liabilities [Abstract]
Commercial paper and other short-term borrowings	35,698		59,962																																	5,777		6,742					0		0		0		0		650		706		0		0		0		0
Long-term Debt	372,265		448,431					3,081		3,635		0		0																						49,054		71,013	3,081		3,635		0		0		1,360		0		911		0		0		0		0		0
Other Liabilities								66		23		0		0																						1,116		9,141	66		23		0		3		0		9		57		62		0		0		0		0
Liabilities	$ 1,898,945		$ 2,036,661					$ 3,147		$ 3,658		$ 0		$ 0																						$ 55,947		$ 86,896	$ 3,147		$ 3,658		$ 0		$ 3		$ 1,360		$ 9		$ 1,618		$ 768		$ 0		$ 0		$ 0		$ 0
In Text Details [Abstract]
Number of Securities, Entity has a Loss Sharing Reinsurance Obligation																																					12

[1]	For unconsolidated VIEs, the maximum loss exposure includes outstanding trust certificates issued by trusts in rapid amortization, net of recorded reserves, and excludes the liability for representations and warranties obligations and corporate guarantees.
[2]	Maximum loss exposure excludes the liability for representations and warranties obligations and corporate guarantees and also excludes servicing advances and MSRs. For more information, see Note 9 – Representations and Warranties Obligations and Corporate Guarantees and Note 25 – Mortgage Servicing Rights.
[3]	As a holder of these securities, the Corporation receives scheduled principal and interest payments. During 2011 and 2010, there were no OTTI losses recorded on those securities classified as AFS debt securities.
[4]	At December 31, 2011 and 2010, $3 million and $204 million of the debt securities classified as trading account assets were senior securities and $2 million and $5 million were subordinate securities.
[5]	At December 31, 2011 and 2010, $13 million and $35 million were subordinate debt securities.
[6]	Total assets include long-lived assets, which are primarily located in the U.S.
[7]	Principal balance outstanding includes loans the Corporation transferred with which the Corporation has continuing involvement, which may include servicing the loans.
[8]	The 2010 balance includes $10.8 billion of allowance for loan and lease losses related to the adoption of new consolidation guidance. This includes $573 million for the home loans portfolio segment and $10.2 billion for the credit card and other consumer portfolio segment.

Securitizations and Other Variable Interest Entities - Home Equity Loans (Details) (USD $)	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008		Dec. 31, 2011 Consolidated VIEs [Member]	Dec. 31, 2010 Consolidated VIEs [Member]	Dec. 31, 2011 Home Equity [Member]		Dec. 31, 2010 Home Equity [Member]		Dec. 31, 2011 Home Equity [Member] Consolidated VIEs [Member]		Dec. 31, 2010 Home Equity [Member] Consolidated VIEs [Member]		Dec. 31, 2011 Home Equity [Member] Unconsolidated VIEs [Member]		Dec. 31, 2010 Home Equity [Member] Unconsolidated VIEs [Member]		Dec. 31, 2011 Senior Debt Securities [Member] Home Equity [Member]	Dec. 31, 2010 Senior Debt Securities [Member] Home Equity [Member]	Dec. 31, 2011 Subordinated Debt Securities [Member] Home Equity [Member]	Dec. 31, 2010 Subordinated Debt Securities [Member] Home Equity [Member]
Variable Interest Entity [Line Items]
Collection reinvested in revolving period securitizations										$ 0		$ 21,000,000
Maximum loss exposure										10,235,000,000	[1]	12,324,000,000	[1]	2,672,000,000	[1]	3,192,000,000	[1]	7,563,000,000	[1]	9,132,000,000	[1]
On Balance Sheet Assets [Abstract]
Trading account assets										5,000,000	[2],[3]	209,000,000	[2],[3]	0	[2],[3]	0	[2],[3]	5,000,000	[2],[3]	209,000,000	[2],[3]	3,000,000	204,000,000	2,000,000	5,000,000
AFS Debt Securities	276,151,000,000		337,627,000,000					0	2,601,000,000	13,000,000	[2],[4]	35,000,000	[2],[4]	0	[2],[4]	0	[2],[4]	13,000,000	[2],[4]	35,000,000	[2],[4]
Loans and leases	926,200,000,000		940,440,000,000					140,194,000,000	145,469,000,000	2,975,000,000		3,529,000,000		2,975,000,000		3,529,000,000		0		0				13,000,000	35,000,000
Allowance for Loan and Lease Losses	(33,783,000,000)		(41,885,000,000)		(37,200,000,000)	(23,071,000,000)	[5]	(5,066,000,000)	(8,935,000,000)	(303,000,000)		(337,000,000)		(303,000,000)		(337,000,000)		0		0
Total assets	2,129,046,000,000	[6]	2,264,909,000,000	[6]				151,761,000,000	169,828,000,000	2,690,000,000		3,436,000,000		2,672,000,000		3,192,000,000		18,000,000		244,000,000
On Balance Sheet Liabilities [Abstract]
Long-term Debt	372,265,000,000		448,431,000,000					49,054,000,000	71,013,000,000	3,081,000,000		3,635,000,000		3,081,000,000		3,635,000,000		0		0
Other Liabilities								1,116,000,000	9,141,000,000	66,000,000		23,000,000		66,000,000		23,000,000		0		0
Total liabilities	1,898,945,000,000		2,036,661,000,000					55,947,000,000	86,896,000,000	3,147,000,000		3,658,000,000		3,147,000,000		3,658,000,000		0		0
Principal balance outstanding										17,397,000,000		23,624,000,000		2,975,000,000		3,529,000,000		14,422,000,000		20,095,000,000
In Text Details [Abstract]
Trust certificates outstanding										10,700,000,000		12,500,000,000
Remaining Borrowing Capacity On Home Equity Line	460,000,000		639,000,000
Reserve For Losses For Home Equity Securitizations										69,000,000		131,000,000
Servicing Fees, Net										$ 62,000,000		$ 79,000,000

[1]	For unconsolidated VIEs, the maximum loss exposure includes outstanding trust certificates issued by trusts in rapid amortization, net of recorded reserves, and excludes the liability for representations and warranties obligations and corporate guarantees.
[2]	As a holder of these securities, the Corporation receives scheduled principal and interest payments. During 2011 and 2010, there were no OTTI losses recorded on those securities classified as AFS debt securities.
[3]	At December 31, 2011 and 2010, $3 million and $204 million of the debt securities classified as trading account assets were senior securities and $2 million and $5 million were subordinate securities.
[4]	At December 31, 2011 and 2010, $13 million and $35 million were subordinate debt securities.
[5]	The 2010 balance includes $10.8 billion of allowance for loan and lease losses related to the adoption of new consolidation guidance. This includes $573 million for the home loans portfolio segment and $10.2 billion for the credit card and other consumer portfolio segment.
[6]	Total assets include long-lived assets, which are primarily located in the U.S.

Securitizations and Other Variable Interest Entities - Credit Card (Details) (USD $)	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008		Dec. 31, 2011 Consolidated VIEs [Member]	Dec. 31, 2010 Consolidated VIEs [Member]	Dec. 31, 2011 Credit Card Receivable [Member]	Dec. 31, 2010 Credit Card Receivable [Member]	Dec. 31, 2011 Credit Card Receivable [Member] Consolidated VIEs [Member]		Dec. 31, 2010 Credit Card Receivable [Member] Consolidated VIEs [Member]		Dec. 31, 2011 Seller Interest [Member] Credit Card Receivable [Member] Consolidated VIEs [Member]	Dec. 31, 2010 Seller Interest [Member] Credit Card Receivable [Member] Consolidated VIEs [Member]	Dec. 31, 2011 Discount Receivables [Member] Credit Card Receivable [Member] Consolidated VIEs [Member]	Dec. 31, 2010 Discount Receivables [Member] Credit Card Receivable [Member] Consolidated VIEs [Member]	Dec. 31, 2010 Subordinated Debt Securities [Member] Credit Card Receivable [Member]
Variable Interest Entity [Line Items]
Maximum loss exposure												$ 38,282,000,000		$ 36,596,000,000
On Balance Sheet Assets [Abstract]
Derivative assets	73,023,000,000		73,000,000,000					1,634,000,000	2,027,000,000			788,000,000		1,778,000,000
Loans and leases	926,200,000,000		940,440,000,000					140,194,000,000	145,469,000,000			74,793,000,000	[1]	92,104,000,000	[1]	28,700,000,000	20,400,000,000	1,000,000,000	3,800,000,000
Allowance for Loan and Lease Losses	(33,783,000,000)		(41,885,000,000)		(37,200,000,000)	(23,071,000,000)	[2]	(5,066,000,000)	(8,935,000,000)			(4,742,000,000)		(8,505,000,000)
Other Assets	145,686,000,000		182,124,000,000					4,769,000,000	7,086,000,000			723,000,000	[3]	4,259,000,000	[3]
Assets	2,129,046,000,000	[4]	2,264,909,000,000	[4]				151,761,000,000	169,828,000,000			71,562,000,000		89,636,000,000
On Balance Sheet Liabilities [Abstract]
Long-term Debt	372,265,000,000		448,431,000,000					49,054,000,000	71,013,000,000			33,076,000,000		52,781,000,000
Other Liabilities								1,116,000,000	9,141,000,000			204,000,000		259,000,000
Total liabilities	1,898,945,000,000		2,036,661,000,000					55,947,000,000	86,896,000,000			33,280,000,000		53,040,000,000
Trust loans												74,793,000,000		92,104,000,000
In Text Details [Abstract]
Transfers of Financial Assets Accounted for as Sale, Initial Fair Value of Assets Obtained as Proceeds										0	2,900,000,000
Notional Principal Amount Of Securities Issued By Securitization Trusts To Entity																				$ 11,500,000,000
Stated Interest Rate Of Securities Issued By Securitization Trusts To Entity																				0.00%

[1]	At December 31, 2011 and 2010, loans and leases included $28.7 billion and $20.4 billion of seller’s interest and $1.0 billion and $3.8 billion of discount receivables.
[2]	The 2010 balance includes $10.8 billion of allowance for loan and lease losses related to the adoption of new consolidation guidance. This includes $573 million for the home loans portfolio segment and $10.2 billion for the credit card and other consumer portfolio segment.
[3]	At December 31, 2011 and 2010, all other assets included restricted cash accounts and unbilled accrued interest and fees.
[4]	Total assets include long-lived assets, which are primarily located in the U.S.

Securitizations and Other Variable Interest Entities - Other Asset Backed (Details) (USD $)	12 Months Ended						12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008		Dec. 31, 2011 Resecuritization Trusts [Member]	Dec. 31, 2010 Resecuritization Trusts [Member]	Dec. 31, 2011 Municipal Bonds [Member]	Dec. 31, 2010 Municipal Bonds [Member]	Dec. 31, 2011 Automobile And Other Securitization Trusts [Member]	Dec. 31, 2010 Automobile And Other Securitization Trusts [Member]	Dec. 31, 2011 Automobile Loan [Member]	Dec. 31, 2010 Automobile Loan [Member]	Dec. 31, 2011 Student Loan [Member]	Dec. 31, 2010 Student Loan [Member]	Dec. 31, 2011 Other Loan and Receivable [Member]	Dec. 31, 2010 Other Loan and Receivable [Member]	Dec. 31, 2011 Unconsolidated VIEs [Member] Resecuritization Trusts [Member]		Dec. 31, 2010 Unconsolidated VIEs [Member] Resecuritization Trusts [Member]		Dec. 31, 2011 Unconsolidated VIEs [Member] Resecuritization Trusts [Member] Senior Debt Securities [Member]		Dec. 31, 2010 Unconsolidated VIEs [Member] Resecuritization Trusts [Member] Senior Debt Securities [Member]		Dec. 31, 2011 Unconsolidated VIEs [Member] Resecuritization Trusts [Member] Subordinated Debt Securities [Member]		Dec. 31, 2010 Unconsolidated VIEs [Member] Resecuritization Trusts [Member] Subordinated Debt Securities [Member]		Dec. 31, 2011 Unconsolidated VIEs [Member] Municipal Bonds [Member]		Dec. 31, 2010 Unconsolidated VIEs [Member] Municipal Bonds [Member]		Dec. 31, 2011 Unconsolidated VIEs [Member] Municipal Bonds [Member] Senior Debt Securities [Member]		Dec. 31, 2010 Unconsolidated VIEs [Member] Municipal Bonds [Member] Senior Debt Securities [Member]		Dec. 31, 2011 Unconsolidated VIEs [Member] Municipal Bonds [Member] Subordinated Debt Securities [Member]		Dec. 31, 2010 Unconsolidated VIEs [Member] Municipal Bonds [Member] Subordinated Debt Securities [Member]		Dec. 31, 2011 Unconsolidated VIEs [Member] Automobile And Other Securitization Trusts [Member]		Dec. 31, 2010 Unconsolidated VIEs [Member] Automobile And Other Securitization Trusts [Member]		Dec. 31, 2011 Unconsolidated VIEs [Member] Automobile And Other Securitization Trusts [Member] Senior Debt Securities [Member]		Dec. 31, 2010 Unconsolidated VIEs [Member] Automobile And Other Securitization Trusts [Member] Senior Debt Securities [Member]		Dec. 31, 2011 Unconsolidated VIEs [Member] Automobile And Other Securitization Trusts [Member] Subordinated Debt Securities [Member]		Dec. 31, 2010 Unconsolidated VIEs [Member] Automobile And Other Securitization Trusts [Member] Subordinated Debt Securities [Member]		Dec. 31, 2011 Consolidated VIEs [Member]	Dec. 31, 2010 Consolidated VIEs [Member]	Dec. 31, 2011 Consolidated VIEs [Member] Resecuritization Trusts [Member]	Dec. 31, 2010 Consolidated VIEs [Member] Resecuritization Trusts [Member]	Dec. 31, 2011 Consolidated VIEs [Member] Municipal Bonds [Member]	Dec. 31, 2010 Consolidated VIEs [Member] Municipal Bonds [Member]	Dec. 31, 2011 Consolidated VIEs [Member] Automobile And Other Securitization Trusts [Member]	Dec. 31, 2010 Consolidated VIEs [Member] Automobile And Other Securitization Trusts [Member]
Variable Interest Entity [Line Items]
Maximum loss exposure																			$ 31,140,000,000		$ 20,320,000,000										$ 3,752,000,000		$ 4,261,000,000										$ 93,000,000		$ 141,000,000												$ 0	$ 0	$ 3,901,000,000	$ 4,716,000,000	$ 1,087,000,000	$ 2,061,000,000
On Balance Sheet Assets [Abstract]
Trading account assets																							2,595,000,000	[1],[2]	1,219,000,000	[1],[2]	0	[1],[2]	2,000,000	[1],[2]					228,000,000	[1],[2]	255,000,000	[1],[2]	0	[1],[2]	0	[1],[2]					0	[1],[2]	0	[1],[2]	0	[1],[2]	0	[1],[2]			0	68,000,000	3,901,000,000	4,716,000,000	0	0
Loans and leases	926,200,000,000	940,440,000,000																																																					140,194,000,000	145,469,000,000	0	0	0	0	4,923,000,000	9,583,000,000
Allowance for Loan and Lease Losses	(33,783,000,000)	(41,885,000,000)		(37,200,000,000)	(23,071,000,000)	[3]																																																	(5,066,000,000)	(8,935,000,000)	0	0	0	0	(7,000,000)	(29,000,000)
AFS Debt Securities	276,151,000,000	337,627,000,000																					27,616,000,000	[1],[2]	17,989,000,000	[1],[2]	544,000,000	[1],[2]	1,036,000,000	[1],[2]					0	[1],[2]	0	[1],[2]	0	[1],[2]	0	[1],[2]					81,000,000	[1],[2]	109,000,000	[1],[2]	0	[1],[2]	0	[1],[2]	0	2,601,000,000
Residual interests held																			385,000,000	[4]	74,000,000	[4]									0	[4]	0	[4]									0	[4]	0	[4]
Other Assets	145,686,000,000	182,124,000,000																	0		0										0		0										12,000,000		17,000,000										4,769,000,000	7,086,000,000	0	0	0	0	168,000,000	196,000,000
Assets	2,129,046,000,000 [5]	2,264,909,000,000	[5]																31,140,000,000		20,320,000,000										228,000,000		255,000,000										93,000,000		126,000,000										151,761,000,000	169,828,000,000	0	68,000,000	3,901,000,000	4,716,000,000	5,084,000,000	9,750,000,000
Uncolsolidated, Total assets of VIEs																			60,459,000,000		39,830,000,000										5,964,000,000		6,108,000,000										668,000,000		774,000,000
On Balance Sheet Liabilities [Abstract]
Commercial paper and other short-term borrowings	35,698,000,000	59,962,000,000																																																					5,777,000,000	6,742,000,000	0	0	5,127,000,000	4,921,000,000	0	0
Long-term Debt	372,265,000,000	448,431,000,000																																																					49,054,000,000	71,013,000,000	0	68,000,000	0	0	3,992,000,000	7,681,000,000
Other Liabilities																																																							1,116,000,000	9,141,000,000	0	0	0	0	90,000,000	101,000,000
Liabilities	1,898,945,000,000	2,036,661,000,000																																																					55,947,000,000	86,896,000,000	0	68,000,000	5,127,000,000	4,921,000,000	4,082,000,000	7,782,000,000
In Text Details [Abstract]
Transfers of Financial Assets Accounted for as Sale, Initial Fair Value of Assets Obtained as Proceeds							33,600,000,000	97,700,000,000
Securitization or Asset-backed Financing Arrangement, Financial Asset for which Transfer is Accounted as Sale, Gain (Loss) on Sale							909,000,000	(144,000,000)
Cash Flows Between Transferor and Transferee, Proceeds from New Transfers									733,000,000	1,200,000,000
Principal Amount Outstanding on Loans Securitized or Asset-backed Financing Arrangement									2,500,000,000	2,200,000,000
Liquidity Commitments To Unconsolidated Securitization Trusts									3,500,000,000	4,000,000,000
Weighted average remaining life of bonds held in the trusts in years	10 years
Qualitative and Quantitative Information, Transferor's Continuing Involvement, Principal Amount Outstanding, Continued Recognition, Amount											$ 5,800,000,000	$ 10,500,000,000	$ 3,900,000,000	$ 8,400,000,000	$ 1,200,000,000	$ 1,300,000,000	$ 668,000,000	$ 774,000,000

[1]	The retained senior and subordinate securities were valued using quoted market prices or observable market inputs (Level 2 of the fair value hierarchy).
[2]	As a holder of these securities, the Corporation receives scheduled principal and interest payments. During 2011 and 2010, there were no OTTI losses recorded on those securities classified as AFS debt securities.
[3]	The 2010 balance includes $10.8 billion of allowance for loan and lease losses related to the adoption of new consolidation guidance. This includes $573 million for the home loans portfolio segment and $10.2 billion for the credit card and other consumer portfolio segment.
[4]	The retained residual interests are carried at fair value which was derived using model valuations (Level 2 of the fair value hierarchy).
[5]	Total assets include long-lived assets, which are primarily located in the U.S.

Securitizations and Other Variable Interest Entities - CDO Vehicle (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
On Balance Sheet Assets [Abstract]
Derivative assets	$ 73,023		$ 73,000
AFS Debt Securities	276,151		337,627
Other Assets	145,686		182,124
Assets	2,129,046	[1]	2,264,909	[1]
On Balance Sheet Liabilities [Abstract]
Derivative Liabilities	59,520		55,914
Long-term Debt	372,265		448,431
Liabilities	1,898,945		2,036,661
Collateralized Debt Obligations [Member]
Variable Interest Entity [Line Items]
Maximum loss exposure	3,967		6,799
On Balance Sheet Assets [Abstract]
Trading account assets	1,853		3,369
Derivative assets	1,130		1,097
AFS Debt Securities	0		1,107
Other Assets	96		147
Assets	3,079		5,720
On Balance Sheet Liabilities [Abstract]
Derivative Liabilities	11		58
Long-term Debt	2,714		3,162
Liabilities	2,725		3,220
Total assets of VIEs	34,747		46,961
In Text Details [Abstract]
Notional Amount Of Liquidity Exposure	2,400
Consolidated VIEs [Member]
On Balance Sheet Assets [Abstract]
Derivative assets	1,634		2,027
AFS Debt Securities	0		2,601
Other Assets	4,769		7,086
Assets	151,761		169,828
On Balance Sheet Liabilities [Abstract]
Long-term Debt	49,054		71,013
Liabilities	55,947		86,896
Consolidated VIEs [Member] | Collateralized Debt Obligations [Member]
Variable Interest Entity [Line Items]
Maximum loss exposure	1,695		2,971
On Balance Sheet Assets [Abstract]
Trading account assets	1,392		2,485
Derivative assets	452		207
AFS Debt Securities	0		769
Other Assets	0		24
Assets	1,844		3,485
On Balance Sheet Liabilities [Abstract]
Derivative Liabilities	0		0
Long-term Debt	2,712		3,162
Liabilities	2,712		3,162
Consolidated, Total assets of VIEs	1,844		3,485
Unconsolidated VIEs [Member] | Collateralized Debt Obligations [Member]
Variable Interest Entity [Line Items]
Maximum loss exposure	2,272		3,828
On Balance Sheet Assets [Abstract]
Trading account assets	461		884
Derivative assets	678		890
AFS Debt Securities	0		338
Other Assets	96		123
Assets	1,235		2,235
On Balance Sheet Liabilities [Abstract]
Derivative Liabilities	11		58
Long-term Debt	2		0
Liabilities	13		58
Uncolsolidated, Total assets of VIEs	32,903		43,476
Super Senior Collateralized Debt Obligation [Member] | Collateralized Debt Obligations [Member]
Variable Interest Entity [Line Items]
Maximum loss exposure	336
In Text Details [Abstract]
Reporting Entity Maximum Loss Exposure Including Securities Retained From Liquidations And Net Of Purchased Insurance	152
Notional Amount Of Liquidity Exposure	588
Collateralized Debt Obligation Financing Facilities [Member] | Collateralized Debt Obligations [Member]
Variable Interest Entity [Line Items]
Maximum loss exposure	1,700
In Text Details [Abstract]
C D O Financing Facilities Long Term Debt	2,563
Non-Super Senior Collateralized Debt Obligation [Member] | Collateralized Debt Obligations [Member]
Variable Interest Entity [Line Items]
Maximum loss exposure	2,000
In Text Details [Abstract]
Notional Amount Of Liquidity Exposure	$ 1,800

[1]	Total assets include long-lived assets, which are primarily located in the U.S.

Securitizations and Other Variable Interest Entities - Customer Vehicles (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
On Balance Sheet Assets [Abstract]
Derivative assets	$ 73,023		$ 73,000
Loans held-for-sale	13,762		35,058
Other Assets	145,686		182,124
Total assets	2,129,046	[1]	2,264,909	[1]
On Balance Sheet Liabilities [Abstract]
Derivative Liabilities	59,520		55,914
Commercial paper and other short-term borrowings	35,698		59,962
Long-term Debt	372,265		448,431
Total liabilities	1,898,945		2,036,661
Consolidated VIEs [Member]
On Balance Sheet Assets [Abstract]
Derivative assets	1,634		2,027
Loans held-for-sale	1,635		1,953
Other Assets	4,769		7,086
Total assets	151,761		169,828
On Balance Sheet Liabilities [Abstract]
Commercial paper and other short-term borrowings	5,777		6,742
Long-term Debt	49,054		71,013
Other Liabilities	1,116		9,141
Total liabilities	55,947		86,896
Customer Vehicles [Member]
Variable Interest Entity [Line Items]
Maximum loss exposure	5,380		7,184
On Balance Sheet Assets [Abstract]
Trading account assets	3,513		4,334
Derivative assets	905		723
Loans held-for-sale	907		959
Other Assets	1,452		1,429
Total assets	6,777		7,445
On Balance Sheet Liabilities [Abstract]
Derivative Liabilities	46		24
Commercial paper and other short-term borrowings	0		0
Long-term Debt	3,912		3,457
Other Liabilities	449		140
Total liabilities	4,407		3,621
Total assets of VIEs	10,963		11,937
In Text Details [Abstract]
Liquidity Commitments To Unconsolidated Securitization Trusts	824
Customer Vehicles [Member] | Consolidated VIEs [Member]
Variable Interest Entity [Line Items]
Maximum loss exposure	3,264		4,449
On Balance Sheet Assets [Abstract]
Trading account assets	3,302		3,458
Derivative assets	0		1
Loans held-for-sale	907		959
Other Assets	1,452		1,429
Total assets	5,661		5,847
On Balance Sheet Liabilities [Abstract]
Derivative Liabilities	4		1
Commercial paper and other short-term borrowings	0		0
Long-term Debt	3,912		3,457
Other Liabilities	1		0
Total liabilities	3,917		3,458
Consolidated, Total assets of VIEs	5,661		5,847
Customer Vehicles [Member] | Unconsolidated VIEs [Member]
Variable Interest Entity [Line Items]
Maximum loss exposure	2,116		2,735
On Balance Sheet Assets [Abstract]
Trading account assets	211		876
Derivative assets	905		722
Loans held-for-sale	0		0
Other Assets	0		0
Total assets	1,116		1,598
On Balance Sheet Liabilities [Abstract]
Derivative Liabilities	42		23
Commercial paper and other short-term borrowings	0		0
Long-term Debt	0		0
Other Liabilities	448		140
Total liabilities	490		163
Uncolsolidated, Total assets of VIEs	$ 5,302		$ 6,090

[1]	Total assets include long-lived assets, which are primarily located in the U.S.

Securitizations and Other Variable Interest Entities - Other (Details) (USD $)	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008		Dec. 31, 2011 Other Investment Vehicles Funds Trusts Conduits And Real Estate Vehicles [Member]	Dec. 31, 2010 Other Investment Vehicles Funds Trusts Conduits And Real Estate Vehicles [Member]	Dec. 31, 2011 Investment Vehicles [Member]	Dec. 31, 2010 Investment Vehicles [Member]	Dec. 31, 2011 Collective Investment Fund [Member]	Dec. 31, 2010 Collective Investment Fund [Member]	Dec. 31, 2010 Asset Acquisition Conduit [Member]	Dec. 31, 2011 Other Asset Back Financing Arrangement [Member]	Dec. 31, 2010 Other Asset Back Financing Arrangement [Member]	Dec. 31, 2011 Consolidated VIEs [Member]	Dec. 31, 2010 Consolidated VIEs [Member]	Dec. 31, 2011 Consolidated VIEs [Member] Other Investment Vehicles Funds Trusts Conduits And Real Estate Vehicles [Member]	Dec. 31, 2010 Consolidated VIEs [Member] Other Investment Vehicles Funds Trusts Conduits And Real Estate Vehicles [Member]	Dec. 31, 2011 Consolidated VIEs [Member] Investment Vehicles [Member]	Dec. 31, 2010 Consolidated VIEs [Member] Investment Vehicles [Member]	Dec. 31, 2011 Consolidated VIEs [Member] Leveraged Lease Trusts [Member]	Dec. 31, 2010 Consolidated VIEs [Member] Leveraged Lease Trusts [Member]	Dec. 31, 2011 Unconsolidated VIEs [Member] Other Investment Vehicles Funds Trusts Conduits And Real Estate Vehicles [Member]	Dec. 31, 2010 Unconsolidated VIEs [Member] Other Investment Vehicles Funds Trusts Conduits And Real Estate Vehicles [Member]	Dec. 31, 2011 Unconsolidated VIEs [Member] Investment Vehicles [Member]	Dec. 31, 2010 Unconsolidated VIEs [Member] Investment Vehicles [Member]	Dec. 31, 2011 Unconsolidated VIEs [Member] Real Estate Vehicles [Member]	Dec. 31, 2010 Unconsolidated VIEs [Member] Real Estate Vehicles [Member]
Variable Interest Entity [Line Items]
Maximum loss exposure								$ 14,715,000,000	$ 28,044,000,000	$ 4,400,000,000	$ 8,700,000,000				$ 4,700,000,000	$ 6,500,000,000			$ 7,429,000,000	$ 19,248,000,000					$ 7,286,000,000	$ 8,796,000,000
On Balance Sheet Assets [Abstract]
Trading account assets								0	8,900,000,000										0	8,900,000,000					0	0
Derivative assets	73,023,000,000		73,000,000,000					834,000,000	228,000,000								1,634,000,000	2,027,000,000	394,000,000	0					440,000,000	228,000,000
AFS Debt Securities	276,151,000,000		337,627,000,000					62,000,000	1,905,000,000								0	2,601,000,000	0	1,832,000,000					62,000,000	73,000,000
Loans and leases	926,200,000,000		940,440,000,000					5,511,000,000	8,812,000,000								140,194,000,000	145,469,000,000	5,154,000,000	7,690,000,000					357,000,000	1,122,000,000
Allowance for Loan and Lease Losses	33,783,000,000		41,885,000,000		37,200,000,000	23,071,000,000	[1]	(9,000,000)	(49,000,000)								5,066,000,000	8,935,000,000	(8,000,000)	(27,000,000)					(1,000,000)	(22,000,000)
Loans held-for-sale	13,762,000,000		35,058,000,000					704,000,000	1,211,000,000								1,635,000,000	1,953,000,000	106,000,000	262,000,000					598,000,000	949,000,000
Other Assets	145,686,000,000		182,124,000,000					7,632,000,000	7,377,000,000								4,769,000,000	7,086,000,000	1,809,000,000	937,000,000					5,823,000,000	6,440,000,000
Assets	2,129,046,000,000	[2]	2,264,909,000,000	[2]				14,734,000,000	28,384,000,000					640,000,000			151,761,000,000	169,828,000,000	7,455,000,000	19,594,000,000	2,600,000,000	5,600,000,000	4,800,000,000	5,200,000,000	7,279,000,000	8,790,000,000	5,500,000,000	7,900,000,000	5,400,000,000	5,400,000,000
On Balance Sheet Liabilities [Abstract]
Commercial paper and other short-term borrowings	35,698,000,000		59,962,000,000					0	1,115,000,000								5,777,000,000	6,742,000,000	0	1,115,000,000					0	0
Long-term Debt	372,265,000,000		448,431,000,000					10,000,000	229,000,000								49,054,000,000	71,013,000,000	10,000,000	229,000,000					0	0
Other Liabilities								2,399,000,000	10,349,000,000								1,116,000,000	9,141,000,000	694,000,000	8,683,000,000					1,705,000,000	1,666,000,000
Liabilities	1,898,945,000,000		2,036,661,000,000					2,409,000,000	11,693,000,000								55,947,000,000	86,896,000,000	704,000,000	10,027,000,000					1,705,000,000	1,666,000,000
Consolidated, Total assets of VIEs																			7,455,000,000	19,594,000,000
Uncolsolidated, Total assets of VIEs																									11,055,000,000	13,416,000,000
Total assets of VIEs								18,510,000,000	33,010,000,000
In Text Details [Abstract]
Assets For Certain Common And Collective Investment Funds For Which Corporation Is Trustee But Does Not Have Variable Interest Excluding Stable Value Collective Investment Fund												11,100,000,000	21,200,000,000
Assets For Certain Common And Collective Investment Fund Stable Value Collective Investment Fund For Which Corporation Holds Variable Interest													$ 8,100,000,000
Financing provided for asset-backed financing arrangements, percentage															75.00%

[1]	The 2010 balance includes $10.8 billion of allowance for loan and lease losses related to the adoption of new consolidation guidance. This includes $573 million for the home loans portfolio segment and $10.2 billion for the credit card and other consumer portfolio segment.
[2]	Total assets include long-lived assets, which are primarily located in the U.S.

Representations and Warranties Obligations and Corporate Guarantees (Details) (USD $)	12 Months Ended				4 Months Ended	8 Months Ended	12 Months Ended	60 Months Ended		0 Months Ended	12 Months Ended
	Dec. 31, 2011 RescissionNotices Payment	Dec. 31, 2010 RescissionNotices	Dec. 31, 2011 Minimum [Member]	Dec. 31, 2011 Maximum [Member]	Dec. 31, 2011 Bank Of New York Mellon As Trustee [Member] Group	Aug. 31, 2011 Bank Of New York Mellon As Trustee [Member] Group	Dec. 31, 2011 Bank Of New York Mellon As Trustee [Member] Trust Investor	Dec. 31, 2008 Bank Of New York Mellon As Trustee [Member]	Jun. 28, 2011 Bank Of New York Mellon As Trustee [Member]	Apr. 14, 2011 Assured Guaranty [Member] Trust	Dec. 31, 2011 Assured Guaranty [Member]	Dec. 31, 2011 Government sponsored enterprise obligations [Member]	Dec. 31, 2010 Government sponsored enterprise obligations [Member]	Dec. 31, 2011 Other Non Government Sponsored Entites [Member]	Dec. 31, 2011 Monoline [Member]	Dec. 31, 2011 Government sponsored enterprise obligations [Member]	Dec. 31, 2011 Pending or Threatened Litigation [Member]	Dec. 31, 2011 Indemnification Agreement [Member]	Dec. 31, 2010 Indemnification Agreement [Member]	Dec. 31, 2011 Unpaid Principal Balance Of Loan Guarantees Satisfied [Member]	Dec. 31, 2010 Unpaid Principal Balance Of Loan Guarantees Satisfied [Member]	Jun. 28, 2011 Second Mortgage [Member] Bank Of New York Mellon As Trustee [Member] Trust	Apr. 14, 2011 Second Mortgage [Member] Assured Guaranty [Member] Trust	Jun. 28, 2011 First Mortgage [Member] Bank Of New York Mellon As Trustee [Member] Trust	Apr. 14, 2011 First Mortgage [Member] Assured Guaranty [Member] Trust	Dec. 31, 2011 Resolved Through Acceptance [Member]	Dec. 31, 2011 Resolved Through Reinstatement of Coverage or Payment of Claim [Member]	Dec. 31, 2011 Resolved Through Settlement, Policy Commutation or Similar Arrangement [Member]	Dec. 31, 2011 Implicated by Ongoing Litigation [Member]	Dec. 31, 2011 In Process of Review [Member]	Dec. 31, 2011 Reviewed and Being Contested [Member]	Dec. 31, 2011 Subject of Ongoing Litigation [Member]
Guarantor Obligations [Line Items]
Period of Defaulted Loans Leading to an Increase in Claims	18 months
Number of Payments Made By Borrower	25
Percentage of loans underlying outstanding repurchase demands	28.00%	25.00%
Number Of Trusts Involved In Settlement Agreement										29												5	8	525	21
Original Principal Balance Of Loans Originated									$ 424,000,000,000	$ 35,800,000,000
Original Principal Balance of Loans Originated During Period								409,000,000,000
Principal Amount Outstanding On Loans Securitized In Default									220,000,000,000
Principal Amount Outstanding On Loans Securitized In Default During Period								217,000,000,000
Number Of Institutional Investors Involved In Settlement Agreement							22
Outstanding Claims, From Mortgage Insurance Recission Notices	1,200,000,000	935,000,000
Settlement Payment							8,500,000,000			1,100,000,000
Estimated Litigation Liability					100,000,000		100,000,000
Private Placements From Which Plaintiffs Purchased Mortgage Backed Securities Issued By Country Wide Financial Corporation Related Entities							6
Number of Groups With Opportunity to Dispute Legal Settlement						44
Number of Groups With Opportunity to Dispute Legal Settlement, Who Have Withdrawn From Proceedings					2
Principal Amount Outstanding on Loans Securitized or Asset-backed Financing Arrangement										20,200,000,000
Loan Loss Insurance Value Of Reinsurance Arrangement										470,000,000
Payment for Litigation Settlement											1,000,000,000
Loss Contingency Accrual, at Carrying Value	476,000,000	700,000,000									57,000,000
Gain (Loss) Related to Litigation Settlement											1,600,000,000
Loans and Leases Receivable, Gross, Consumer, Lease Financing											2,200,000,000
Agreement Reached To Resolve Repurchase Claims For Residential Mortgage Loans Sold To Gses Related To Legacy Subsidiary Entities													2,800,000,000
Loss On Repurchase Or Reimbursement Of Repurchase Claims For First Lien Mortgages And Home Equity Loans From The Investor Or Securitization Trust	1,700,000,000	1,700,000,000
New Purchase Claims	17,500,000,000											14,300,000,000		3,200,000,000
Amount of Loan Repurchase Claims Resolved	14,100,000,000
Amount of Loan Repurchase Claims Resolved Through Rescission	7,500,000,000
Amount of Loan Repurchase Claims Resolved Through Repurchase and Make Whole Payments	6,600,000,000
Number of Open Mortgage Insurance Rescission Notices	90,000	72,000
Percent of Mortgage Insurance Recission Notes Received Which Are Resolved	26.00%																									24.00%	46.00%	30.00%
Percent of Mortgage Insurance Recission Notes Received Which Are Not Yet Resolved	74.00%																												48.00%	11.00%	89.00%	29.00%
Cash Paid for Repurchases																		5,220,000,000	5,204,000,000
Unpaid Principal Balance																				6,169,000,000	6,569,000,000
Payments for Legal Settlements	1,000,000,000
Provision	15,591,000,000	6,785,000,000														7,000,000,000	8,600,000,000
Representations Warranties And Guarantees Maximum Exposure Above Existing Accruals	5,000,000,000
Percentage of the voting rights of outstanding securities required to investigate loans files and demand repurchase of loans	25.00%
Percentage Of Claims That Corporation Initially Denied That Have Been Subsequently Resolved															30.00%
Percentage Of Claim Resolved Through Repurchase	10.00%
Percentage Of Claim Resolved Through Rescission	1.00%
Outstanding Claims For Representations And Warranties Unpaid Principal Balance															3,100,000,000
Unpaid principal balance of loans without repurchase requests	6,100,000,000
Percentage of loans resolved through repurchase or make whole payments	25.00%
Private Label Securitization Trust Related Repurchase Claims	50.00%
Private Label Securitization Trust Related Repurchase Claims	$ 2,100,000,000
Timeframe To Resolve Repurchase Claims In Dispute			90 days	120 days
Timetable to reach a settlement once a breach of representations and warranties is confirmed			60 days	90 days

Representations and Warranties Obligations and Corporate Guarantees - Outstanding Claims (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Guarantor Obligations [Line Items]
Outstanding Claims By Counterparty	$ 14,252,000,000	[1],[2]	$ 10,687,000,000	[1],[2]
Outstanding Claims By Product Type	14,252,000,000	[2]	10,687,000,000	[2]
Table Details [Abstract]
Loss On Repurchase Or Reimbursement Of Repurchase Claims For First Lien Mortgages And Home Equity Loans From The Investor Or Securitization Trust	1,700,000,000		1,700,000,000
GSEs [Member]
Guarantor Obligations [Line Items]
Outstanding Claims By Counterparty	6,258,000,000	[2]	2,821,000,000	[2]
Monoline [Member]
Guarantor Obligations [Line Items]
Outstanding Claims By Counterparty	3,082,000,000	[2]	4,678,000,000	[2]
Whole loan sale, private-label securitizations and other [Member]
Guarantor Obligations [Line Items]
Outstanding Claims By Counterparty	4,912,000,000	[1],[2]	3,188,000,000	[1],[2]
Prime loans [Member]
Guarantor Obligations [Line Items]
Outstanding Claims By Product Type	3,928,000,000	[2]	2,040,000,000	[2]
Alt [Member]
Guarantor Obligations [Line Items]
Outstanding Claims By Product Type	2,333,000,000	[2]	1,190,000,000	[2]
Home Equity [Member]
Guarantor Obligations [Line Items]
Outstanding Claims By Product Type	2,872,000,000	[2]	3,658,000,000	[2]
Pay option [Member]
Guarantor Obligations [Line Items]
Outstanding Claims By Product Type	3,588,000,000	[2]	2,889,000,000	[2]
Subprime [Member]
Guarantor Obligations [Line Items]
Outstanding Claims By Product Type	891,000,000	[2]	734,000,000	[2]
Other Product Type [Member]
Guarantor Obligations [Line Items]
Outstanding Claims By Product Type	$ 640,000,000	[2]	$ 176,000,000	[2]

[1]	Amounts for December 31, 2011 and 2010 included $1.7 billion in demands contained in correspondence from private-label securitizations investors in the Covered Trusts that do not have the right to demand repurchase of loans directly or the right to access loan files. For additional information, see Settlement with Bank of New York Mellon, as Trustee in this Note.
[2]	Excludes certain MI rescission notices. However, includes $1.2 billion of repurchase requests received from the GSEs that have resulted solely from MI rescission notices. For additional information, see Mortgage Insurance Rescission Notices in this Note.

Representations and Warranties Obligations and Corporate Guarantees - Loan Repurchases (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
First Lien Mortgages [Member]
Guarantor Obligations [Line Items]
Unpaid Principal Balance	$ 6,042	$ 6,342
Cash Paid for Repurchases	5,093	4,972
Loss	3,372	3,315
Home Equity [Member]
Guarantor Obligations [Line Items]
Unpaid Principal Balance	127	227
Cash Paid for Repurchases	127	232
Loss	113	190
Obligation to Repurchase Receivables Sold [Member]
Guarantor Obligations [Line Items]
Loss	3,485	3,505
Obligation to Repurchase Receivables Sold [Member] | First Lien Mortgages [Member]
Guarantor Obligations [Line Items]
Unpaid Principal Balance	2,713	2,557
Cash Paid for Repurchases	3,067	2,799
Loss	1,346	1,142
Obligation to Repurchase Receivables Sold [Member] | Home Equity [Member]
Guarantor Obligations [Line Items]
Unpaid Principal Balance	28	78
Cash Paid for Repurchases	28	86
Loss	14	44
Indemnification Agreement [Member]
Guarantor Obligations [Line Items]
Cash Paid for Repurchases	5,220	5,204
Indemnification Agreement [Member] | First Lien Mortgages [Member]
Guarantor Obligations [Line Items]
Unpaid Principal Balance	3,329	3,785
Cash Paid for Repurchases	2,026	2,173
Loss	2,026	2,173
Indemnification Agreement [Member] | Home Equity [Member]
Guarantor Obligations [Line Items]
Unpaid Principal Balance	99	149
Cash Paid for Repurchases	99	146
Loss	$ 99	$ 146

Representations and Warranties Obligations and Corporate Guarantees - Liabilities (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Liability For Representations Warranties And Guarantees [Roll Forward]
Liability for representations and warranties and corporate guarantees, beginning of year	$ 5,438	$ 3,507
Additions for new sales	20	30
Charge-offs	(5,191)	(4,803)
Provision	15,591	6,785
Other Liability		(81)
Liability for representations and warranties and corporate guarantees, December 31	$ 15,858	$ 5,438

Goodwill Balances by Business Segment (Details) (USD $)	12 Months Ended								1 Months Ended	3 Months Ended	12 Months Ended								12 Months Ended		3 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2011 Deposits [Member]	Dec. 31, 2010 Deposits [Member]	Dec. 31, 2010 Card Services [Member]	Jun. 30, 2011 Consumer Real Estate Services [Member]	Dec. 31, 2010 Consumer Real Estate Services [Member]	Dec. 31, 2011 Consumer Real Estate Services [Member]	Dec. 31, 2010 Consumer Real Estate Services [Member]	Dec. 31, 2011 Global Commercial Banking [Member]	Dec. 31, 2010 Global Commercial Banking [Member]	Dec. 31, 2011 Global Banking & Markets [Member]	Dec. 31, 2010 Global Banking & Markets [Member]	Dec. 31, 2011 Global Wealth & Investment Management [Member]	Dec. 31, 2010 Global Wealth & Investment Management [Member]	Dec. 31, 2011 All Other [Member]	Dec. 31, 2010 All Other [Member]	Dec. 31, 2011 International Consumer Card [Member]	Sep. 30, 2011 International Consumer Card [Member]	Sep. 30, 2011 CANADA International Consumer Card [Member]
Goodwill [Abstract]
Total Goodwill	$ 69,967,000,000		$ 73,861,000,000			$ 29,986,000,000	$ 29,986,000,000			$ 2,796,000,000		$ 2,796,000,000	$ 24,802,000,000	$ 24,358,000,000	$ 4,441,000,000	$ 4,439,000,000	$ 9,928,000,000	$ 9,928,000,000	$ 810,000,000	$ 2,354,000,000
In Text Details [Abstract]
Goodwill Allocated Due To Sale of Business									193,000,000													1,900,000,000	526,000,000
Goodwill impairment	$ 3,184,000,000	[1]	$ 12,400,000,000	[1]	$ 0	$ 0	$ 10,400,000,000	$ 10,400,000,000	$ 2,600,000,000	$ 2,000,000,000	$ 2,603,000,000	$ 2,000,000,000							$ 581,000,000		$ 581,000,000

[1]	There were no material intersegment revenues.

Goodwill and Intangible Assets Intangible Assets (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Finite-Lived Intangible Assets [Line Items]
Gross Carrying Value	$ 18,977,000,000		$ 21,522,000,000
Accumulated Amortization	10,956,000,000		11,599,000,000
In Text Details [Abstract]
Amortization of intangibles	1,509,000,000	[1]	1,731,000,000	[1]	1,978,000,000	[1]
Future Amortization Expense, 2012	1,300,000,000
Future Amortization Expense, 2013	1,100,000,000
Future Amortization Expense, 2014	1,000,000,000
Future Amortization Expense, 2015	870,000,000
Future Amortization Expense, 2016	770,000,000
Finite Lived Intangible Assets, Fully Amortized	3,200,000,000
Purchased credit card relationships [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Carrying Value	6,948,000,000		7,162,000,000
Accumulated Amortization	4,775,000,000		4,085,000,000
Core deposit intangibles [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Carrying Value	3,903,000,000		5,394,000,000
Accumulated Amortization	2,915,000,000		4,094,000,000
Customer Relationships [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Carrying Value	4,081,000,000		4,232,000,000
Accumulated Amortization	1,532,000,000		1,222,000,000
Affinity Relationships [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Carrying Value	1,569,000,000		1,647,000,000
Accumulated Amortization	966,000,000		902,000,000
Other Intangibles [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Carrying Value	2,476,000,000		3,087,000,000
Accumulated Amortization	768,000,000		1,296,000,000
Card Services [Member]
In Text Details [Abstract]
Intangible Assets, Sold	$ 396,000,000

[1]	There were no material intersegment revenues.

Deposits (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Time Deposits, by Maturity [Abstract]
Due in 2012	$ 133,907
Due in 2013	10,964
Due in 2014	3,264
Due in 2015	4,872
Due in 2016	1,222
Thereafter	3,197
Total Time Deposits	157,426
Time deposits of $100 thousand or more
U.S. certificates of deposit and other time deposits	50,814	60,500
Non-U.S. certificates of deposit and other time deposits	33,987	40,600
U.S. [Member]
Time Deposits, by Maturity [Abstract]
Due in 2012	92,621
Due in 2013	10,956
Due in 2014	3,254
Due in 2015	1,774
Due in 2016	1,155
Thereafter	3,197
Total Time Deposits	112,957
Time deposits of $100 thousand or more
Three Months or Less	20,402
Over Three Months to Twelve Months	21,321
Thereafter	9,091
Foreign [Member]
Time Deposits, by Maturity [Abstract]
Due in 2012	41,286
Due in 2013	8
Due in 2014	10
Due in 2015	3,098
Due in 2016	67
Thereafter	0
Total Time Deposits	44,469
Time deposits of $100 thousand or more
Three Months or Less	30,060
Over Three Months to Twelve Months	747
Thereafter	$ 3,180

Federal Funds Sold, Securities Borrowed or Purchased Under Agreements to Resell and Short-term Borrowings (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Short-term Debt [Abstract]
Commercial paper and other short-term borrowings	$ 35,698,000,000	$ 59,962,000,000
Federal Funds Sold Securities Borrowed or Purchased Under Agreements to Resell and Short term Borrowings Textuals [Abstract]
Short Term Bank Notes Outstanding	6,300,000,000	13,800,000,000
Federal Funds Sold and Securities Borrowed or Purchased under Agreements to Resell [Member]
Short-term Debt [Abstract]
Commercial paper and other short-term borrowings	211,183,000,000	209,616,000,000	189,933,000,000
Rate at December 31	0.76%	0.85%	0.78%
Average Amount During Year	245,069,000,000	256,943,000,000	235,764,000,000
Average Rate During Year	0.88%	0.71%	1.23%
Maximum Month-end Balance During Year	270,473,000,000	314,932,000,000	271,321,000,000
Federal Funds Purchased [Member]
Short-term Debt [Abstract]
Commercial paper and other short-term borrowings	243,000,000	1,458,000,000	4,814,000,000
Rate at December 31	0.06%	0.14%	0.09%
Average Amount During Year	1,658,000,000	4,718,000,000	4,239,000,000
Average Rate During Year	0.08%	0.15%	0.05%
Maximum Month-end Balance During Year	4,133,000,000	8,320,000,000	4,814,000,000
Securities Sold under Agreements to Repurchase [Member]
Short-term Debt [Abstract]
Commercial paper and other short-term borrowings	214,621,000,000	243,901,000,000	250,371,000,000
Rate at December 31	1.08%	1.15%	0.39%
Average Amount During Year	270,718,000,000	348,936,000,000	365,624,000,000
Average Rate During Year	1.31%	0.74%	0.96%
Maximum Month-end Balance During Year	293,519,000,000	458,532,000,000	407,967,000,000
Commercial Paper [Member]
Short-term Debt [Abstract]
Commercial paper and other short-term borrowings	23,000,000	15,093,000,000	13,131,000,000
Rate at December 31	1.70%	0.65%	0.65%
Average Amount During Year	8,897,000,000	25,923,000,000	26,697,000,000
Average Rate During Year	0.53%	0.56%	1.03%
Maximum Month-end Balance During Year	21,212,000,000	36,236,000,000	37,025,000,000
Other Short-term Borrowings [Member]
Short-term Debt [Abstract]
Commercial paper and other short-term borrowings	35,675,000,000	44,869,000,000	56,393,000,000
Rate at December 31	2.35%	2.02%	1.72%
Average Amount During Year	42,996,000,000	50,752,000,000	92,084,000,000
Average Rate During Year	2.31%	1.88%	1.87%
Maximum Month-end Balance During Year	47,087,000,000	63,081,000,000	169,602,000,000
Parent Company And Other Subsidiaries Member [Member]
Federal Funds Sold Securities Borrowed or Purchased Under Agreements to Resell and Short term Borrowings Textuals [Abstract]
Maximum Of Bank Notes Outstanding With Fixed Or Floating Rate	$ 75,000,000,000

Long-term Debt - Balances (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Debt Instrument [Line Items]
Total Long Term Debt Excluding Consolidated VIEs	$ 323,211	$ 377,418
Long-term Debt	372,265	448,431
Consolidated VIEs [Member]
Debt Instrument [Line Items]
Long-term Debt	49,054	71,013
Bank of America Corporation [Member]
Debt Instrument [Line Items]
Long-term Debt	181,420	186,596
Bank of America Corporation [Member] | Fixed Rate [Member]
Debt Instrument [Line Items]
Senior Notes	95,199	85,157
Subordinated Debt	24,509	26,553
Junior Subordinated Notes	12,859	15,709
Bank of America Corporation [Member] | Floating Rate [Member]
Debt Instrument [Line Items]
Senior Notes	28,064	36,162
Subordinated Debt	704	705
Junior Subordinated Notes	1,165	3,514
Bank of America Corporation [Member] | Structured Notes [Member]
Debt Instrument [Line Items]
Senior Notes	18,920	18,796
Merrill Lynch and Co., Inc. and Subsidiaries [Member]
Debt Instrument [Line Items]
Junior Subordinated Notes	3,600	3,576
Long-term Debt	104,123	125,753
Merrill Lynch and Co., Inc. and Subsidiaries [Member] | Fixed Rate [Member]
Debt Instrument [Line Items]
Senior Notes	41,103	43,495
Subordinated Debt	11,454	9,423
Merrill Lynch and Co., Inc. and Subsidiaries [Member] | Floating Rate [Member]
Debt Instrument [Line Items]
Senior Notes	18,480	27,447
Subordinated Debt	1,207	1,935
Merrill Lynch and Co., Inc. and Subsidiaries [Member] | Structured Notes [Member]
Debt Instrument [Line Items]
Senior Notes	27,578	38,891
Merrill Lynch and Co., Inc. and Subsidiaries [Member] | Other Long-term Debt [Member]
Debt Instrument [Line Items]
Other Long-term Debt	701	986
Bank of America, N.A. and Other Subsidiaries [Member]
Debt Instrument [Line Items]
Long-term Debt	14,867	21,267
Bank of America, N.A. and Other Subsidiaries [Member] | Fixed Rate [Member]
Debt Instrument [Line Items]
Senior Notes	164	169
Subordinated Debt	5,273	5,194
Bank of America, N.A. and Other Subsidiaries [Member] | Floating Rate [Member]
Debt Instrument [Line Items]
Senior Notes	8,029	12,562
Subordinated Debt	1,401	2,023
Bank of America, N.A. and Other Subsidiaries [Member] | Structured Notes [Member]
Debt Instrument [Line Items]
Senior Notes	0	1,319
Subsidiaries [Member]
Debt Instrument [Line Items]
Long-term Debt	22,801	43,802
Subsidiaries [Member] | Fixed Rate [Member]
Debt Instrument [Line Items]
Senior Notes	1,187	0
Subordinated Debt	983	0
Advances from Federal Home Loan Banks	18,798	41,001
Subsidiaries [Member] | Other Long-term Debt [Member]
Debt Instrument [Line Items]
Other Long-term Debt	$ 1,833	$ 2,801

Long-term Debt - Interest Rates (Details)	12 Months Ended
Dec. 31, 2011
Bank of America Corporation [Member] | Fixed Rate [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	4.81%
Weighted Average Rate of Debt Minimum	1.42%
Weighted Average Rate of Debt Maximum	7.85%
Bank of America Corporation [Member] | Fixed Rate [Member] | Subordinated Debt [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	5.39%
Weighted Average Rate of Debt Minimum	1.80%
Weighted Average Rate of Debt Maximum	10.20%
Bank of America Corporation [Member] | Fixed Rate [Member] | Junior Subordinated Debt [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	6.93%
Weighted Average Rate of Debt Minimum	5.25%
Weighted Average Rate of Debt Maximum	11.45%
Bank of America Corporation [Member] | Floating Rate [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	1.46%
Weighted Average Rate of Debt Minimum	0.23%
Weighted Average Rate of Debt Maximum	6.64%
Bank of America Corporation [Member] | Floating Rate [Member] | Subordinated Debt [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	2.02%
Weighted Average Rate of Debt Minimum	0.12%
Weighted Average Rate of Debt Maximum	5.06%
Bank of America Corporation [Member] | Floating Rate [Member] | Junior Subordinated Debt [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	1.14%
Weighted Average Rate of Debt Minimum	0.80%
Weighted Average Rate of Debt Maximum	3.81%
Merrill Lynch and Co., Inc. and Subsidiaries [Member] | Fixed Rate [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	5.64%
Weighted Average Rate of Debt Minimum	1.10%
Weighted Average Rate of Debt Maximum	17.61%
Merrill Lynch and Co., Inc. and Subsidiaries [Member] | Fixed Rate [Member] | Subordinated Debt [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	6.04%
Weighted Average Rate of Debt Minimum	2.61%
Weighted Average Rate of Debt Maximum	8.13%
Merrill Lynch and Co., Inc. and Subsidiaries [Member] | Fixed Rate [Member] | Junior Subordinated Debt [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	6.91%
Weighted Average Rate of Debt Minimum	6.45%
Weighted Average Rate of Debt Maximum	7.38%
Merrill Lynch and Co., Inc. and Subsidiaries [Member] | Floating Rate [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	1.77%
Weighted Average Rate of Debt Minimum	0.03%
Weighted Average Rate of Debt Maximum	5.18%
Merrill Lynch and Co., Inc. and Subsidiaries [Member] | Floating Rate [Member] | Subordinated Debt [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	1.59%
Weighted Average Rate of Debt Minimum	0.98%
Weighted Average Rate of Debt Maximum	2.89%
Bank of America, N.A. and Other Subsidiaries [Member] | Fixed Rate [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	5.06%
Weighted Average Rate of Debt Minimum	4.00%
Weighted Average Rate of Debt Maximum	7.61%
Bank of America, N.A. and Other Subsidiaries [Member] | Fixed Rate [Member] | Subordinated Debt [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	5.68%
Weighted Average Rate of Debt Minimum	5.30%
Weighted Average Rate of Debt Maximum	6.10%
Bank of America, N.A. and Other Subsidiaries [Member] | Floating Rate [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	0.28%
Weighted Average Rate of Debt Minimum	0.21%
Weighted Average Rate of Debt Maximum	0.77%
Bank of America, N.A. and Other Subsidiaries [Member] | Floating Rate [Member] | Subordinated Debt [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	0.83%
Weighted Average Rate of Debt Minimum	0.37%
Weighted Average Rate of Debt Maximum	0.85%
Subsidiaries [Member] | Fixed Rate [Member] | Junior Subordinated Debt [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	6.87%
Weighted Average Rate of Debt Minimum	6.63%
Weighted Average Rate of Debt Maximum	7.13%
Subsidiaries [Member] | Floating Rate [Member] | Junior Subordinated Debt [Member]
Debt Instrument [Line Items]
Weighted Average Rate of Debt	3.42%
Weighted Average Rate of Debt Minimum	0.95%
Weighted Average Rate of Debt Maximum	7.72%

Long-Term Debt - Aggregate Annual Maturities (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Debt Instrument [Line Items]
2012	$ 97,415
2013	45,787
2014	47,838
2015	20,020
2016	28,519
Thereafter	132,686
Long-term Debt	372,265	448,431
Bank of America Corporation [Member]
Debt Instrument [Line Items]
2012	43,877
2013	9,967
2014	19,166
2015	13,895
2016	20,575
Thereafter	73,940
Long-term Debt	181,420	186,596
Subsidiary of Common Parent [Member]
Debt Instrument [Line Items]
2012	22,494
2013	16,579
2014	17,784
2015	4,415
2016	3,897
Thereafter	38,954
Long-term Debt	104,123
Parent Company And Other Subsidiaries Member [Member]
Debt Instrument [Line Items]
2012	5,776
2013	0
2014	29
2015	0
2016	1,134
Thereafter	7,928
Long-term Debt	14,867
Other Subsidiaries [Member]
Debt Instrument [Line Items]
2012	13,738
2013	4,888
2014	1,658
2015	380
2016	15
Thereafter	2,122
Long-term Debt	22,801
Excluding Consolidated Variable Interest Entities Member [Member]
Debt Instrument [Line Items]
2012	85,885
2013	31,434
2014	38,637
2015	18,690
2016	25,621
Thereafter	122,944
Long-term Debt	323,211
Long Term Debt Of Consolidated VIEs [Member]
Debt Instrument [Line Items]
2012	11,530
2013	14,353
2014	9,201
2015	1,330
2016	2,898
Thereafter	$ 9,742

Long-term Debt - Narrative (Details) (USD $)	1 Months Ended	12 Months Ended
	May 31, 2009	Dec. 31, 2011	Dec. 31, 2009	Dec. 31, 2010
Debt Instrument [Line Items]
Foreign Currency Denominated Debt Translated Into US Dollars		$ 117,000,000,000		$ 145,900,000,000
Maximum Authorized Debt For Further Issuance		69,800,000,000		88,400,000,000
Name Of Mortgage Bond Program		30,000,000,000
Weighted Average Effective Interest Rates For Total Long Term Debt Excluding Structured Notes		4.35%		3.96%
Weighted Average Effective Interest Rates For Total Fixed Rate Debt		5.17%		5.02%
Weighted Average Effective Interest Rates For Total Floating Rate Debt		1.38%		1.09%
Long Term Debt Not Assumed Or Guaranteed By Corporation		105,600,000,000
Hybrid Income Term Securities Issued		1,600,000,000
Issuance of common stock, shares	1,300,000,000
Issuance of common stock			13,468,000,000
Credit Card [Member]
Debt Instrument [Line Items]
Long Term Debt Of Consolidated Variable Interest Entities		33,100,000,000
Automobiles [Member]
Debt Instrument [Line Items]
Long Term Debt Of Consolidated Variable Interest Entities		2,900,000,000
Home Equity [Member]
Debt Instrument [Line Items]
Long Term Debt Of Consolidated Variable Interest Entities		3,100,000,000
Other Variable Interest Entities [Member]
Debt Instrument [Line Items]
Long Term Debt Of Consolidated Variable Interest Entities		10,000,000,000
Bank of America Corporation [Member]
Debt Instrument [Line Items]
Maximum Authorized Bank Notes For Further Issuance		62,400,000,000		54,100,000,000
Bank of America Corporation [Member] | Capital Trust Fourteen [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes		5.63%
Bank of America Corporation [Member] | Junior Subordinated Debt Due 2036 [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes		6.63%
Bank of America Corporation [Member] | Junior Subordinated Debt Due 2035 [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes		5.63%
Parent Company And Other Subsidiaries Member [Member]
Debt Instrument [Line Items]
Maximum Of Bank Notes Outstanding With Fixed Or Floating Rate		75,000,000,000
Notes Payable to Bank		6,300,000,000		7,100,000,000
Maximum Authorized Mortgage Notes For Further Issuance		20,600,000,000
Subsidiary of Common Parent [Member]
Debt Instrument [Line Items]
Weighted Average Effective Interest Rates For Total Long Term Debt Excluding Structured Notes		4.74%		4.11%
Exhange Agreement 2011 Trust Securities [Member]
Debt Instrument [Line Items]
Proceeds from Issuance of Senior Long-term Debt		1,500,000,000
Exhange Agreement 2011 Trust Securities [Member] | Trust Securities [Member]
Debt Instrument [Line Items]
Extinguishment of Debt, Amount		3,800,000,000
Exhange Agreement 2011 Trust Securities [Member] | Common Stock [Member]
Debt Instrument [Line Items]
Issuance of common stock, shares		282,000,000
Issuance of common stock		1,600,000,000
Exchange Agreement 2011 Junior Subordinated [Member]
Debt Instrument [Line Items]
Gains (Losses) on Extinguishment of Debt		1,200,000,000
Exchange Agreement 2011 Junior Subordinated [Member] | Junior Subordinated Debt [Member]
Debt Instrument [Line Items]
Extinguishment of Debt, Amount		4,300,000,000
Exchange Agreement 2011 HITS [Member]
Debt Instrument [Line Items]
Proceeds from Issuance of Senior Long-term Debt		505,000,000
Gains (Losses) on Extinguishment of Debt		(12,000,000)
Adjustment to Additional Paid in Capital Negotiated Exchanges		284,000,000
Exchange Agreement 2011 HITS [Member] | Junior Subordinated Debt [Member]
Debt Instrument [Line Items]
Extinguishment of Debt, Amount		915,000,000
Exchange Agreement 2011 HITS [Member] | HITS [Member]
Debt Instrument [Line Items]
Extinguishment of Debt, Amount		917,000,000
Exchange Agreement 2011 HITS [Member] | Common Stock [Member]
Debt Instrument [Line Items]
Issuance of common stock, shares		26,000,000
Issuance of common stock		$ 138,000,000

Long-term Debt - Negotiated Exchanges (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	$ 4,756
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Thirteen [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	559
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Fourteen [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	358
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust One [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	1
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	2
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	1
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	8
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Five [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	4
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Six [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	823
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Seven [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	1,114 [1]
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Eight [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	4
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Ten [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	9
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Eleven [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	198
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Fifteen [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	446
Nations Bank [Member] | Trust Securities [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	76
Nations Bank [Member] | Trust Securities [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	269
Nations Bank [Member] | Trust Securities [Member] | Capital Trust Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	73
Fleet [Member] | Trust Securities [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	47
Fleet [Member] | Trust Securities [Member] | Capital Trust Five [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	142
Bank America [Member] | Trust Securities [Member] | Capital Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	226
BankBoston [Member] | Trust Securities [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	136
BankBoston [Member] | Trust Securities [Member] | Capital Trust Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	95
MBNA [Member] | Trust Securities [Member] | Capital Trust B [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount of Debt Exchanged	$ 165

[1]	Notes were denominated in British Pound. Presentation currency is U.S. Dollar.

Long-term Debt - Trust and Hybrid Securities (Details) (USD $)	12 Months Ended
	Dec. 31, 2011
Trust Securities [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	20,194,000,000
Notes Payable [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	21,024,000,000
Bank of America Corporation [Member] | Capital Trust One [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	7.00%
Bank of America Corporation [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	7.00%
Bank of America Corporation [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	7.00%
Bank of America Corporation [Member] | Capital Trust Four [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	6.00%
Bank of America Corporation [Member] | Capital Trust Five [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	6.00%
Bank of America Corporation [Member] | Capital Trust Six [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	6.00%
Bank of America Corporation [Member] | Capital Trust Seven [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	5.00%	[1]
Bank of America Corporation [Member] | Capital Trust Eight [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	6.00%
Bank of America Corporation [Member] | Capital Trust Ten [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	6.00%
Bank of America Corporation [Member] | Capital Trust Eleven [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	7.00%
Bank of America Corporation [Member] | Capital Trust Twelve [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	7.00%
Bank of America Corporation [Member] | Capital Trust Thirteen [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	0.40%
Bank of America Corporation [Member] | Capital Trust Fourteen [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	5.63%
Bank of America Corporation [Member] | Capital Trust Fifteen [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	0.80%
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust One [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	574,000,000
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	898,000,000
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	500,000,000
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	367,000,000
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Five [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	514,000,000
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Six [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	177,000,000
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Seven [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	260,000,000	[1]
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Eight [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	526,000,000
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Ten [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	891,000,000
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Eleven [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	802,000,000
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Twelve [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	863,000,000
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Thirteen [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	141,000,000
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Fourteen [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	492,000,000
Bank of America Corporation [Member] | Trust Securities [Member] | Capital Trust Fifteen [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	54,000,000
Bank of America Corporation [Member] | Notes Payable [Member] | Capital Trust One [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	592,000,000
Bank of America Corporation [Member] | Notes Payable [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	926,000,000
Bank of America Corporation [Member] | Notes Payable [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	516,000,000
Bank of America Corporation [Member] | Notes Payable [Member] | Capital Trust Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	379,000,000
Bank of America Corporation [Member] | Notes Payable [Member] | Capital Trust Five [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	530,000,000
Bank of America Corporation [Member] | Notes Payable [Member] | Capital Trust Six [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	208,000,000
Bank of America Corporation [Member] | Notes Payable [Member] | Capital Trust Seven [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	258,000,000	[1]
Bank of America Corporation [Member] | Notes Payable [Member] | Capital Trust Eight [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	542,000,000
Bank of America Corporation [Member] | Notes Payable [Member] | Capital Trust Ten [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	919,000,000
Bank of America Corporation [Member] | Notes Payable [Member] | Capital Trust Eleven [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	833,000,000
Bank of America Corporation [Member] | Notes Payable [Member] | Capital Trust Twelve [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	890,000,000
Bank of America Corporation [Member] | Notes Payable [Member] | Capital Trust Thirteen [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	141,000,000
Bank of America Corporation [Member] | Notes Payable [Member] | Capital Trust Fourteen [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	492,000,000
Bank of America Corporation [Member] | Notes Payable [Member] | Capital Trust Fifteen [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	54,000,000
Nations Bank [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	8.00%
Nations Bank [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	0.55%
Nations Bank [Member] | Capital Trust Four [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	8.00%
Nations Bank [Member] | Trust Securities [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	289,000,000
Nations Bank [Member] | Trust Securities [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	231,000,000
Nations Bank [Member] | Trust Securities [Member] | Capital Trust Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	427,000,000
Nations Bank [Member] | Notes Payable [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	300,000,000
Nations Bank [Member] | Notes Payable [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	246,000,000
Nations Bank [Member] | Notes Payable [Member] | Capital Trust Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	442,000,000
Bank America [Member] | Institutional Capital A [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	8.00%
Bank America [Member] | Institutional Capital B [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	8.00%
Bank America [Member] | Capital Two [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	8.00%
Bank America [Member] | Capital Three [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	0.57%
Bank America [Member] | Trust Securities [Member] | Institutional Capital A [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	450,000,000
Bank America [Member] | Trust Securities [Member] | Institutional Capital B [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	300,000,000
Bank America [Member] | Trust Securities [Member] | Capital Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	450,000,000
Bank America [Member] | Trust Securities [Member] | Capital Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	174,000,000
Bank America [Member] | Notes Payable [Member] | Institutional Capital A [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	464,000,000
Bank America [Member] | Notes Payable [Member] | Institutional Capital B [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	309,000,000
Bank America [Member] | Notes Payable [Member] | Capital Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	464,000,000
Bank America [Member] | Notes Payable [Member] | Capital Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	186,000,000
Barnett [Member] | Capital Three [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	0.63%
Barnett [Member] | Trust Securities [Member] | Capital Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	250,000,000
Barnett [Member] | Notes Payable [Member] | Capital Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	258,000,000
Fleet [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Per Annum Interest Rate of the Notes	8.00%
Fleet [Member] | Capital Trust Five [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	1.00%
Fleet [Member] | Capital Trust Eight [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	0.07
Fleet [Member] | Capital Trust Nine [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	0.06
Fleet [Member] | Trust Securities [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	203,000,000
Fleet [Member] | Trust Securities [Member] | Capital Trust Five [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	108,000,000
Fleet [Member] | Trust Securities [Member] | Capital Trust Eight [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	534,000,000
Fleet [Member] | Trust Securities [Member] | Capital Trust Nine [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	175,000,000
Fleet [Member] | Notes Payable [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	211,000,000
Fleet [Member] | Notes Payable [Member] | Capital Trust Five [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	116,000,000
Fleet [Member] | Notes Payable [Member] | Capital Trust Eight [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	550,000,000
Fleet [Member] | Notes Payable [Member] | Capital Trust Nine [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	180,000,000
BankBoston [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	0.75%
BankBoston [Member] | Capital Trust Five [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	0.60%
BankBoston [Member] | Trust Securities [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	114,000,000
BankBoston [Member] | Trust Securities [Member] | Capital Trust Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	155,000,000
BankBoston [Member] | Notes Payable [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	122,000,000
BankBoston [Member] | Notes Payable [Member] | Capital Trust Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	163,000,000
Progress [Member] | Capital Trust One [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	0.11
Progress [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	0.11
Progress [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	3.35%
Progress [Member] | Capital Trust Four [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	3.35%
Progress [Member] | Trust Securities [Member] | Capital Trust One [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	9,000,000
Progress [Member] | Trust Securities [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	6,000,000
Progress [Member] | Trust Securities [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	10,000,000
Progress [Member] | Trust Securities [Member] | Capital Trust Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	5,000,000
Progress [Member] | Notes Payable [Member] | Capital Trust One [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	9,000,000
Progress [Member] | Notes Payable [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	6,000,000
Progress [Member] | Notes Payable [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	10,000,000
Progress [Member] | Notes Payable [Member] | Capital Trust Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	5,000,000
MBNA [Member] | Capital Trust A [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	0.08
MBNA [Member] | Capital Trust B [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	0.80%
MBNA [Member] | Capital Trust D [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	0.08
MBNA [Member] | Capital Trust E [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	0.08
MBNA [Member] | Trust Securities [Member] | Capital Trust A [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	250,000,000
MBNA [Member] | Trust Securities [Member] | Capital Trust B [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	115,000,000
MBNA [Member] | Trust Securities [Member] | Capital Trust D [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	300,000,000
MBNA [Member] | Trust Securities [Member] | Capital Trust E [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	200,000,000
MBNA [Member] | Notes Payable [Member] | Capital Trust A [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	258,000,000
MBNA [Member] | Notes Payable [Member] | Capital Trust B [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	124,000,000
MBNA [Member] | Notes Payable [Member] | Capital Trust D [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	309,000,000
MBNA [Member] | Notes Payable [Member] | Capital Trust E [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	206,000,000
ABN AMRO North America [Member] | Series One [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	1.75%
ABN AMRO North America [Member] | Series Two [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	1.75%
ABN AMRO North America [Member] | Series Three [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	1.75%
ABN AMRO North America [Member] | Series Four [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	1.75%
ABN AMRO North America [Member] | Series Five [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	1.75%
ABN AMRO North America [Member] | Series Six [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	1.75%
ABN AMRO North America [Member] | Series Seven [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	1.75%
ABN AMRO North America [Member] | Series Nine [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	1.75%
ABN AMRO North America [Member] | Series Ten [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	1.75%
ABN AMRO North America [Member] | Series Eleven [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	1.75%
ABN AMRO North America [Member] | Series Twelve [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	1.75%
ABN AMRO North America [Member] | Series Thirteen [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	1.75%
ABN AMRO North America [Member] | Trust Securities [Member] | Series One [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	77,000,000
ABN AMRO North America [Member] | Trust Securities [Member] | Series Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	77,000,000
ABN AMRO North America [Member] | Trust Securities [Member] | Series Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	77,000,000
ABN AMRO North America [Member] | Trust Securities [Member] | Series Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	77,000,000
ABN AMRO North America [Member] | Trust Securities [Member] | Series Five [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	77,000,000
ABN AMRO North America [Member] | Trust Securities [Member] | Series Six [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	77,000,000
ABN AMRO North America [Member] | Trust Securities [Member] | Series Seven [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	88,000,000
ABN AMRO North America [Member] | Trust Securities [Member] | Series Nine [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	70,000,000
ABN AMRO North America [Member] | Trust Securities [Member] | Series Ten [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	53,000,000
ABN AMRO North America [Member] | Trust Securities [Member] | Series Eleven [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	27,000,000
ABN AMRO North America [Member] | Trust Securities [Member] | Series Twelve [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	80,000,000
ABN AMRO North America [Member] | Trust Securities [Member] | Series Thirteen [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	70,000,000
ABN AMRO North America [Member] | Notes Payable [Member] | Series One [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	77,000,000
ABN AMRO North America [Member] | Notes Payable [Member] | Series Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	77,000,000
ABN AMRO North America [Member] | Notes Payable [Member] | Series Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	77,000,000
ABN AMRO North America [Member] | Notes Payable [Member] | Series Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	77,000,000
ABN AMRO North America [Member] | Notes Payable [Member] | Series Five [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	77,000,000
ABN AMRO North America [Member] | Notes Payable [Member] | Series Six [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	77,000,000
ABN AMRO North America [Member] | Notes Payable [Member] | Series Seven [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	88,000,000
ABN AMRO North America [Member] | Notes Payable [Member] | Series Nine [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	70,000,000
ABN AMRO North America [Member] | Notes Payable [Member] | Series Ten [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	53,000,000
ABN AMRO North America [Member] | Notes Payable [Member] | Series Eleven [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	27,000,000
ABN AMRO North America [Member] | Notes Payable [Member] | Series Twelve [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	80,000,000
ABN AMRO North America [Member] | Notes Payable [Member] | Series Thirteen [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	70,000,000
LaSalle [Member] | Series I [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	1.06%
LaSalle [Member] | Series J [Member]
Debt Instrument [Line Items]
Variable Rate Basis	three-month Libor
Basis Spread on Variable Rate (in bps)	1.06%
LaSalle [Member] | Trust Securities [Member] | Series I [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	491,000,000
LaSalle [Member] | Trust Securities [Member] | Series J [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	94,000,000
LaSalle [Member] | Notes Payable [Member] | Series I [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	491,000,000
LaSalle [Member] | Notes Payable [Member] | Series J [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	94,000,000
Countrywide [Member] | Capital Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	0.08
Countrywide [Member] | Capital Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	0.07
Countrywide [Member] | Capital Five [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	0.07
Countrywide [Member] | Trust Securities [Member] | Capital Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	200,000,000
Countrywide [Member] | Trust Securities [Member] | Capital Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	500,000,000
Countrywide [Member] | Trust Securities [Member] | Capital Five [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	1,495,000,000
Countrywide [Member] | Notes Payable [Member] | Capital Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	206,000,000
Countrywide [Member] | Notes Payable [Member] | Capital Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	515,000,000
Countrywide [Member] | Notes Payable [Member] | Capital Five [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	1,496,000,000
Merrill Lynch [Member] | Capital Trust One [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	0.06
Merrill Lynch [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	0.06
Merrill Lynch [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	0.074
Merrill Lynch [Member] | Preferred Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	0.07
Merrill Lynch [Member] | Preferred Capital Trust Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	0.07
Merrill Lynch [Member] | Preferred Capital Trust Five [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	0.07
Merrill Lynch [Member] | Trust Securities [Member] | Capital Trust One [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	1,050,000,000
Merrill Lynch [Member] | Trust Securities [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	950,000,000
Merrill Lynch [Member] | Trust Securities [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	750,000,000
Merrill Lynch [Member] | Trust Securities [Member] | Preferred Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	750,000,000
Merrill Lynch [Member] | Trust Securities [Member] | Preferred Capital Trust Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	400,000,000
Merrill Lynch [Member] | Trust Securities [Member] | Preferred Capital Trust Five [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	850,000,000
Merrill Lynch [Member] | Notes Payable [Member] | Capital Trust One [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	1,051,000,000
Merrill Lynch [Member] | Notes Payable [Member] | Capital Trust Two [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	951,000,000
Merrill Lynch [Member] | Notes Payable [Member] | Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	751,000,000
Merrill Lynch [Member] | Notes Payable [Member] | Preferred Capital Trust Three [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	900,000,000
Merrill Lynch [Member] | Notes Payable [Member] | Preferred Capital Trust Four [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	480,000,000
Merrill Lynch [Member] | Notes Payable [Member] | Preferred Capital Trust Five [Member]
Debt Instrument [Line Items]
Aggregate Principal Amount	1,021,000,000

[1]	Notes were denominated in British Pound. Presentation currency is U.S. Dollar.

Commitments and Contingencies (Details) (USD $)	12 Months Ended											3 Months Ended	4 Months Ended		4 Months Ended	36 Months Ended																															4 Months Ended			4 Months Ended	36 Months Ended	1 Months Ended	0 Months Ended			0 Months Ended							0 Months Ended		1 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011 External Credit Rating, Investment Grade [Member]	Dec. 31, 2010 External Credit Rating, Investment Grade [Member]	Dec. 31, 2011 External Credit Rating, Non Investment Grade [Member]	Dec. 31, 2010 External Credit Rating, Non Investment Grade [Member]	Dec. 31, 2011 522110 Commercial Banking [Member]	Dec. 31, 2010 522110 Commercial Banking [Member]	Dec. 31, 2011 S P Es [Member]	Dec. 31, 2010 S P Es [Member]	Dec. 31, 2008 Merrill Lynch Acquisition Related Matters [Member]	Jan. 21, 2009 Securities Actions [Member] Contract	Sep. 12, 2008 Securities Actions [Member]	May 20, 2008 Montgomery [Member]	Dec. 31, 2007 AIG Litigation [Member] Offering	Dec. 31, 2007 Luther Litigation [Member]	Dec. 31, 2011 Mortgage Servicing Investigations [Member]	Apr. 30, 2011 Mortgage Servicing Investigations [Member]	Dec. 31, 2011 Loan Commitments [Member]	Dec. 31, 2010 Loan Commitments [Member]	Dec. 31, 2011 Home Equity [Member]	Dec. 31, 2010 Home Equity [Member]	Dec. 31, 2011 Financial Standby Letter Of Credit And Financial Guarantee [Member]		Dec. 31, 2010 Financial Standby Letter Of Credit And Financial Guarantee [Member]		Dec. 31, 2011 Letter of Credit [Member]	Dec. 31, 2010 Letter of Credit [Member]		Dec. 31, 2011 Legally Binding Commitments [Member]	Dec. 31, 2010 Legally Binding Commitments [Member]	Dec. 31, 2011 Credit Card Lines [Member]		Dec. 31, 2010 Credit Card Lines [Member]		Dec. 31, 2011 Guarantee Type, Other [Member]	Dec. 31, 2010 Guarantee Type, Other [Member]	Dec. 31, 2011 Payment Guarantee [Member]	Dec. 31, 2010 Payment Guarantee [Member]	Dec. 31, 2011 Consumer Letter of Credit [Member] Financial Standby Letter Of Credit And Financial Guarantee [Member]	Dec. 31, 2010 Consumer Letter of Credit [Member] Letter of Credit [Member]	Dec. 31, 2010 Commercial Letter of Credit [Member] Letter of Credit [Member]	Dec. 31, 2011 Guarantee Life Insurance Book Value Protection Derivative [Member] Financial Guarantee [Member]	Dec. 31, 2011 Guarantee Employee Retirement Protection Derivative [Member] Financial Guarantee [Member]	Dec. 31, 2010 Guarantee Employee Retirement Protection Derivative [Member] Financial Guarantee [Member]	Jan. 21, 2009 Maximum [Member] Securities Actions [Member]	Dec. 31, 2011 Maximum [Member] Guarantee Life Insurance Book Value Protection Derivative [Member] Financial Guarantee [Member]	Dec. 31, 2010 Maximum [Member] Guarantee Life Insurance Book Value Protection Derivative [Member] Financial Guarantee [Member]	Jan. 21, 2009 Minimum [Member] Securities Actions [Member]	Dec. 31, 2007 Minimum [Member] AIG Litigation [Member]	Apr. 30, 2009 Minimum [Member] Ocala [Member]	Aug. 06, 2011 Bank of America, N.A. [Member] Ocala [Member] Loan	Dec. 31, 2011 Pending or Threatened Litigation [Member] Checking Account Overdraft Litigation [Member]	Dec. 31, 2011 Pending or Threatened Litigation [Member] Fair Lending Investigation [Member]	Mar. 24, 2010 Pending or Threatened Litigation [Member] Fontainebleau Las Vegas Litigation [Member]	Jun. 09, 2009 Pending or Threatened Litigation [Member] Fontainebleau Las Vegas Litigation [Member]	Dec. 31, 2011 Pending or Threatened Litigation [Member] Interchange and Related Litigation [Member]	Dec. 31, 2011 Pending or Threatened Litigation [Member] Interchange and Related Litigation - Visa Related Claims [Member]	Dec. 31, 2011 Pending or Threatened Litigation [Member] Interchange and Related Litigation - Mastercard Related Claims [Member]	Dec. 31, 2011 Pending or Threatened Litigation [Member] Interchange and Related Litigation - Internetwork Related Claims [Member]	Dec. 31, 2011 Pending or Threatened Litigation [Member] Minimum [Member] Auction Rate Securities Litigation [Member]	Mar. 24, 2010 Pending or Threatened Litigation [Member] Minimum [Member] Financial Guaranty Insurance Company [Member]	Jun. 09, 2009 Pending or Threatened Litigation [Member] Bank of America, N.A. [Member] Fontainebleau Las Vegas Litigation [Member]	Apr. 30, 2011 State and Federal Governments and Borrower Restitution [Member] Mortgage Servicing Investigations [Member]	Apr. 30, 2011 Borrower Assistance [Member] Mortgage Servicing Investigations [Member]	Apr. 30, 2011 Refinancing Assistance [Member] Mortgage Servicing Investigations [Member]	Dec. 31, 2011 Unfunded loan commitments [Member]	Dec. 31, 2010 Unfunded loan commitments [Member]
Guarantor Obligations [Line Items]
Expire in One Year or Less	$ 576,860,000,000	$ 690,689,000,000																		$ 96,291,000,000	$ 152,926,000,000	$ 1,679,000,000	$ 1,722,000,000	$ 26,965,000,000	[1]	$ 35,275,000,000	[1]	$ 2,828,000,000	$ 3,698,000,000	[2]	$ 127,763,000,000	$ 193,621,000,000	$ 449,097,000,000	[3]	$ 497,068,000,000	[3]
Expire After One Year Through Three Years	112,137,000,000	167,801,000,000																		85,413,000,000	144,461,000,000	7,765,000,000	4,290,000,000	18,932,000,000	[1]	18,940,000,000	[1]	27,000,000	110,000,000	[2]	112,137,000,000	167,801,000,000
Expire After Three Years Through Five Years	148,171,000,000	65,816,000,000																		120,770,000,000	43,465,000,000	20,963,000,000	18,207,000,000	6,433,000,000	[1]	4,144,000,000	[1]	5,000,000			148,171,000,000	65,816,000,000
Expire After Five Years	57,963,000,000	78,829,000,000																		15,009,000,000	16,172,000,000	37,066,000,000	55,886,000,000	5,505,000,000	[1]	5,897,000,000	[1]	383,000,000	874,000,000	[2]	57,963,000,000	78,829,000,000
Notional Amount Of Credit Extension Commitments	895,131,000,000	1,003,135,000,000																		317,483,000,000	357,024,000,000	67,473,000,000	80,105,000,000	57,835,000,000	[1]	64,256,000,000	[1]	3,243,000,000	4,682,000,000	[2]	446,034,000,000	506,067,000,000	449,097,000,000	[3]	497,068,000,000	[3]					859,000,000	849,000,000	3,800,000,000
Notional amount of Sblcs and financial guarantees				39,200,000,000	41,100,000,000	17,800,000,000	22,400,000,000
Credit Extension Commitments [Abstract]
Legally Binding Unfunded Commitments Syndicated	27,100,000,000	23,300,000,000
Carrying Amount Credit Extension Commitments Syndicated	741,000,000	1,200,000,000
Deferred revenue related to binding unfunded lending commitments	27,000,000	29,000,000
Reserve For Credit Extension Commitments Syndicated	714,000,000	1,200,000,000
Notional Amount Of Credit Extension Commitments Under Fair Value Option	25,700,000,000	27,300,000,000
Fair Value Carrying Amount Liabilities																																																																				1,249,000,000	866,000,000
Unfunded equity investment commitments	772,000,000	1,500,000,000
Commitment to purchase residential mortgage and commercial real estate loans	2,500,000,000	2,600,000,000
Forward Dated Resale and Securities Borrowing Agreements Commitment	67,000,000,000	39,400,000,000
Forward Dated Repurchase And Securities Lending Agreements Commitment	42,000,000,000	33,500,000,000
2012	3,000,000,000
2013	2,600,000,000
2014	2,000,000,000
2015	1,600,000,000
2016	1,300,000,000
Thereafter	6,100,000,000
Committed Minimum Fees On Market Data Communications Systems Consulting And Other Office Related Services	1,900,000,000	2,100,000,000
Notional Amount of Derivatives	1,903,782,000,000	2,155,962,000,000						3,200,000,000	4,300,000,000	1,800,000,000	1,700,000,000																										300,000,000	666,000,000						15,800,000,000	28,800,000,000	33,800,000,000		5,100,000,000	5,000,000,000
Life Insurance Book Value Protection, Fair Value Liability	48,000,000	78,000,000
Equity Method Investment, Ownership Percentage		49.00%	46.50%
Merchant Services Transactions Processed And Settled By Sponsored Entitites	460,400,000,000	339,400,000,000
Losses As Result Of Cardholder Disputed Transactions	11,000,000	17,000,000
Merchant escrow deposits held as collateral	238,000,000	25,000,000
Guarantor Obligations, Maximum Exposure, Undiscounted	236,000,000,000	139,500,000,000
Registration Payment Arrangement, Maximum Potential Consideration																																							3,700,000,000	3,400,000,000
Loss Contingency Accrual, at Carrying Value	476,000,000	700,000,000																																																				410,000,000	335,000,000
Litigation Settlement, Expense	5,600,000,000	2,600,000,000
Loss Contingency, Range of Possible Loss, Minimum	0
Loss Contingency, Range of Possible Loss, Maximum	3,600,000,000
Loss Contingency, Estimate of Possible Loss																																																														1,200,000,000
Loss Contingency, Damages Sought, Value																																																			10,000,000,000	1,600,000,000	900,000,000			3,000,000,000							100,000,000
Breach of Contract Dispute, Amount Claimed Under Commitment To Lend																																																									800,000,000							100,000,000
Loss Contingency, Damages Sought, Percent of Monetary Portion of Comprehensive Settlement, Loss Sharing Agreement																																																										11.60%	12.80%	9.10%	11.60%
Loss Contingency, Escrow Cap Percent																																																											12.81%
Percent of Entity Loss Contingency, Monetary Damages, Covered by Escrow Funds																																																										73.90%	100.00%		73.90%
Bonus Payments Made To Employees												5,800,000,000
Number of Company Shares Held in Benefit Plan																																															5,017,579,321			4,560,112,687
Common Stock, Market Price													$ 6.68	$ 33.74
Total Number Of Call Option Contracts													9,500,000
Total Number of Put Options													8,000,000
Proceeds Received From Plaintiff Claims															15,800,000,000
Loss Contingency, Number of Offerings Sought to Rescind																347
Amount Spend For Securities Purchased																	216,000,000
Loss Contingency, Loss in Period																																																																	1,900,000,000	7,600,000,000	1,000,000,000
Loss Contingency, Additional Possible Payment																		350,000,000
Loss Contingency, Upfront Cash Payment Requirement																			500,000,000
Loss Contingency Additional Payment if Triggered																			500,000,000
Amount for Imposition of Civil Monetary Penalty Held in Abeyance	164,000,000
Civil Monetary Penalty To Be Paid if Required Payments Are Not Made in Prescribed Time	$ 176,000,000
Loss Contingency Claim, Number of Loans Converted, Breach of Contract																																																					4,808

[1]	The notional amounts of SBLCs and financial guarantees classified as investment grade and non-investment grade based on the credit quality of the underlying reference name within the instrument were $39.2 billion and $17.8 billion at December 31, 2011 and $41.1 billion and $22.4 billion at December 31, 2010. Amount includes consumer SBLCs of $859 million at December 31, 2011.
[2]	Amount includes $849 million of consumer letters of credit and $3.8 billion of commercial letters of credit at December 31, 2010.
[3]	Includes business card unused lines of credit.

Shareholders' Equity - Textuals (Details) (USD $)	1 Months Ended							12 Months Ended									12 Months Ended								1 Months Ended		12 Months Ended								1 Months Ended	12 Months Ended
	Nov. 30, 2011	Sep. 30, 2011	Aug. 31, 2011	May 31, 2011	Jan. 31, 2011	May 31, 2009	Jan. 31, 2009	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Oct. 15, 2010	Apr. 28, 2010	Feb. 24, 2010	Feb. 23, 2010	Feb. 22, 2010	Dec. 31, 2011 Series T Preferred Stock [Member]		Dec. 31, 2009 Preferred Stock [Member]	Dec. 31, 2009 Perpetual Preferred Stock [Member]	Dec. 31, 2011 Series L Preferred Stock [Member] Days		Dec. 31, 2009 Series L Preferred Stock [Member]	Dec. 31, 2009 Common Stock [Member]	Sep. 30, 2011 Berkshire Hathaway Warrant Six Percent Perpetual Preferred Series T Stock [Member]	Sep. 02, 2011 Berkshire Hathaway Warrant Six Percent Perpetual Preferred Series T Stock [Member]	Dec. 31, 2011 Stock Options [Member]	Dec. 31, 2011 Retained Earnings [Member]	Dec. 31, 2010 Retained Earnings [Member]	Dec. 31, 2009 Retained Earnings [Member]	Dec. 31, 2011 Common Stock Including Additional Paid in Capital [Member]	Dec. 31, 2010 Common Stock Including Additional Paid in Capital [Member]	Dec. 31, 2009 Common Stock Including Additional Paid in Capital [Member]	Dec. 31, 2011 Preferred Stock [Member]	Jan. 31, 2012 Dividend Declared [Member]	Dec. 31, 2011 Exchange Agreements [Member]	Dec. 31, 2011 Exchange Agreements [Member] Common Stock [Member]	Dec. 31, 2011 Exchange Agreement Non-Convertible Preferred Stock for Common Stock [Member] Non-Convertible Preferred Stock [Member]	Dec. 31, 2011 Exchange Agreement Non-Convertible Preferred Stock for Common Stock [Member] Common Stock [Member]	Dec. 31, 2011 Exchange Agreement Series L Perpetual Convertible Preferred Stock [Member] Common Stock [Member]
Class of Stock [Line Items]
Common Stock, Dividends, Per Share, Declared	$ 0.01		$ 0.01	$ 0.01	$ 0.01																														$ 0.01
Issuance of common stock, shares						1,300,000,000															269,000,000												1,250,000,000				400,000,000	815,000,000
Warrant Exercised, Number of Shares																										50,000,000
Class of Warrant or Right, Number of Securities Called by Warrants or Rights																										700,000,000
Proceeds from Warrant Exercises		$ 5,000,000,000
Stock Issued During Period Value Preferred New Issues																															2,100,000,000			2,900,000,000
Investment Warrants, Exercise Price																									$ 7.142857
Common Stock, Shares Authorized								12,800,000,000	12,800,000,000				12,800,000,000		11,300,000,000	10,000,000,000
Stock issued in acquisition, shares							1,400,000,000												376,000					1,400,000,000									1,375,476,000
Warrants Issued To Purchase Shares Of Common Stock										121,800,000	150,400,000
Exercise Price Of Common Stock										$ 30.79	$ 13.3
Average Price Of Common Stock						10.77
Gross Proceeds From At Market Issuance Program						13,500,000,000
Stock Issued During Period, Shares, Share-based Compensation, Net of Forfeitures																											51,000,000
Shares Paid for Tax Withholding for Share Based Compensation								28,000,000
Number of Shares Authorized								2,200,000,000
Preferred stock dividends and accretion								1,361,000,000	1,357,000,000	8,480,000,000
Preferred								1,325,000,000	1,357,000,000	4,537,000,000																		1,325,000,000	1,357,000,000	4,537,000,000
Issuance of common stock										13,468,000,000																							13,468,000,000				2,200,000,000
Proceeds from Issuance of Senior Long-term Debt																																				2,300,000,000		231,000,000		129,000,000
Increase to Tier 1 Common Capital								3,900,000,000
Carrying Value								18,730,000,000									2,918,000,000	[1],[2],[3]			3,080,000,000	[1],[2],[3]																814,000,000
Stock Issued During Period, Common Stock in Exchange for Preferred Stock																																							72,000,000	20,000,000
Stock Issued During Period, Common Stock in Exchange for Preferred Stock, Value																																							399,000,000	123,000,000
Per Annum Dividend Rate																	6.00%				7.25%
Non Cash Reduction to Preferred Stock Dividends																																						184,000,000		17,000,000
Fair Value of Consideration Transferred in Exchange of Preferred Stock for Common Stock																																								220,000,000
Fair Value of Securities Issuable																																								32,000,000
Liquidation Preference Per Share																	$ 100,000	[4]			$ 1,000	[4]
Preferred Stock Dividend Rate Percentage Option To Exercise In Cash or Noncash Warrant Transaction																										6.00%
Preferred Stock, Redemption Price Per Share																	$ 105,000
Preferred Stock, Dividend Rate, Percentage Unpaid																	8.00%
Aggregate Number Of Common Stock Into Which Mandatory Convertible Preferred Stock Are Converted												50,000,000
Issued Additional Preferred Stock							30,000,000,000
Excess Liquidity Used To Repurchase Tarp Preferred Stock										25,700,000,000
Proceeds From Sale Of Common Equivalent Securities Related To Tarp Repayment										19,300,000,000
Number Of Common Equivalent Stock Sold										1,300,000,000
Value Of Common Equivalent Securities Per Unit										15
Purchase Aggregate Of Common Stock										60,000,000
Conversion Of Common Equivalent Stock Into Common Stock														1,286,000,000
Preferred Share Exchanged Carrying Value										11,300,000,000									7,300,000,000	3,900,000,000
Preferred Shares Exchanged										467,000,000									323,000,000	144,000,000
Common Stock Shares Issued In Preferred Share Exchanged										745,000,000									545,000,000	200,000,000
Preferred Share Exchanged Fair Value Of Stock Issued										8,600,000,000									6,100,000,000	2,500,000,000
Preferred Shares Induced Conversion																							3,600,000
Preferred Shares Induced Conversion Liquidation Preference																							3,600,000,000
Effective Income Tax Rate Reconciliation, at Federal Statutory Income Tax Rate								35.00%	35.00%	35.00%
Mandatory convertible preferred stock conversion, shares																							255,000,000									50,354,000
Stock Issued During Period, Value, Conversion of Convertible Securities																							2,800,000,000
Increase In Retained Earnings And Net Income Applicable To Common Shareholders										576,000,000									576,000,000
Net Benefit Due To Excess Of Carrying Value Of Non Convertible Preferred Stock										2,620,000,000
Preferred Stock Conversions, Inducements										$ 2,040,000,000
Preferred Stock To Be Convertible Into Common Shares																					20
Preferred Stock, Par or Stated Value Per Share								$ 0.01	$ 0.01
Trading Days																					20
Consecutive Trading Days																					30
Common Stock Closing Price Exceeds Then Applicable Conversion Price Of Preferred Stock																					1.3
Increase to Tier 1 Capital, Percent								0.29%

[1]	The Corporation may redeem series of preferred stock on or after the redemption date, in whole or in part, at its option, at the liquidation preference plus declared and unpaid dividends.
[2]	Amounts shown are before third-party issuance costs and other Merrill Lynch purchase accounting related adjustments of $333 million.
[3]	Ownership is held in the form of depositary shares, each representing a 1/1000th interest in a share of preferred stock, paying a quarterly cash dividend, if and when declared.
[4]	Series B Preferred Stock does not have early redemption/call rights.

Shareholders' Equity - Preferred Stock and Trust Preferred Securites (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2009 Preferred Stock [Member]	Dec. 31, 2011 Exchange Offer [Member]	Dec. 31, 2011 Exchange Offer [Member] Series D Preferred Stock [Member]		Dec. 31, 2011 Exchange Offer [Member] Series E Preferred Stock [Member]		Dec. 31, 2011 Exchange Offer [Member] Series J Preferred Stock [Member]		Dec. 31, 2011 Exchange Offer [Member] Series K Preferred Stock [Member]		Dec. 31, 2011 Exchange Offer [Member] Series M Preferred Stock [Member]		Dec. 31, 2011 Exchange Offer [Member] Series 1 Preferred Stock [Member]		Dec. 31, 2011 Exchange Offer [Member] Series 2 Preferred Stock [Member]		Dec. 31, 2011 Exchange Offer [Member] Series 3 Preferred Stock [Member]		Dec. 31, 2011 Exchange Offer [Member] Series 4 Preferred Stock [Member]		Dec. 31, 2011 Exchange Offer [Member] Series 5 Preferred Stock [Member]		Dec. 31, 2011 Exchange Offer [Member] Series 6 Preferred Stock [Member]		Dec. 31, 2011 Exchange Offer [Member] Non-Convertible Preferred Stock [Member]	Dec. 31, 2011 Exchange Offer [Member] Series L Preferred Stock [Member]
Class of Stock [Line Items]
Preferred Shares Exchanged	467,000,000	323,000,000	304,576	260		5,915		1,058		4,929		4,958		1,215		5,436		563		2,203		3,288		5,612		35,437	269,139
Liquidation Value			$ 1,084	$ 7	[1],[2]	$ 148	[1],[2]	$ 26	[1],[2]	$ 123	[1],[2]	$ 124	[1],[2]	$ 36	[1],[2]	$ 163	[1],[2]	$ 17	[1],[2]	$ 66	[1],[2]	$ 99	[1],[2]	$ 6	[1],[2]	$ 815	$ 269	[1],[2]
Preferred Share Exchanged Carrying Value	$ 11,300	$ 7,300	$ 1,083

[1]	Amounts shown are before third-party issuance costs.
[2]	Carrying value of preferred stock exchanged was $1,083 million.

Shareholders' Equity (Details) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Series B Preferred Stock [Member]		Dec. 31, 2011 Series D Preferred Stock [Member]		Dec. 31, 2011 Series E Preferred Stock [Member]		Dec. 31, 2011 Series H Preferred Stock [Member]		Dec. 31, 2011 Series I Preferred Stock [Member]		Dec. 31, 2011 Series J Preferred Stock [Member]		Dec. 31, 2011 Series K Preferred Stock [Member]		Dec. 31, 2011 Series L Preferred Stock [Member]		Dec. 31, 2011 Series M Preferred Stock [Member]		Dec. 31, 2011 Series T Preferred Stock [Member]		Dec. 31, 2011 Series 1 Preferred Stock [Member]		Dec. 31, 2011 Series 2 Preferred Stock [Member]		Dec. 31, 2011 Series 3 Preferred Stock [Member]		Dec. 31, 2011 Series 4 Preferred Stock [Member]		Dec. 31, 2011 Series 5 Preferred Stock [Member]		Dec. 31, 2011 Series 6 Preferred Stock [Member]		Dec. 31, 2011 Series 7 Preferred Stock [Member]		Dec. 31, 2011 Series 8 Preferred Stock [Member]		Dec. 31, 2011 Option One [Member] Series E Preferred Stock [Member]	Dec. 31, 2011 Option Two [Member] Series E Preferred Stock [Member]	Dec. 31, 2011 Through January 29, 2018 [Member] Series K Preferred Stock [Member]	Dec. 31, 2011 Through May 14, 2018 [Member] Series M Preferred Stock [Member]
Class of Stock [Line Items]
Total Shares Outstanding	3,689,084	3,943,660	7,571	[1]	26,174	[2],[3]	13,576	[2],[3]	114,483	[2],[3]	14,584	[2],[3]	38,053	[2],[3]	61,773	[2],[4]	3,080,182		52,399	[2],[4]	50,000		3,646	[2],[5]	12,111	[2],[5]	21,773	[2],[5]	10,773	[2],[5]	16,902	[2],[5]	59,388	[2],[6]	16,596	[2],[6]	89,100	[2],[5]
Liquidation Preference Per Share (in dollars)			$ 100	[1]	$ 25,000	[1]	$ 25,000	[1]	$ 25,000	[1]	$ 25,000	[1]	$ 25,000	[1]	$ 25,000	[1]	$ 1,000	[1]	$ 25,000	[1]	$ 100,000	[1]	$ 30,000	[1]	$ 30,000	[1]	$ 30,000	[1]	$ 30,000	[1]	$ 30,000	[1]	$ 1,000	[1]	$ 1,000	[1]	$ 30,000	[1]
Carrying Value	$ 18,730		$ 1	[1],[7]	$ 654	[2],[3],[7]	$ 340	[2],[3],[7]	$ 2,862	[2],[3],[7]	$ 365	[2],[3],[7]	$ 951	[2],[3],[7]	$ 1,544	[2],[3],[7]	$ 3,080	[2],[3],[7]	$ 1,310	[2],[3],[7]	$ 2,918	[2],[3],[7]	$ 109	[2],[3],[7]	$ 363	[2],[3],[7]	$ 653	[2],[3],[7]	$ 323	[2],[3],[7]	$ 507	[2],[3],[7]	$ 60	[2],[3],[7]	$ 17	[2],[3],[7]	$ 2,673	[2],[3],[7]
Per Annum Dividend Rate			7.00%	[1]	6.20%	[2],[3]			8.20%	[2],[3]	6.63%	[2],[3]	7.25%	[2],[3]			7.25%				6.00%						6.38%	[2],[5]					6.70%	[2],[6]	6.25%	[2],[6]	8.63%	[2],[5]		4.00%	8.00%	8.13%
Dividend Payment Rate, Variable															three-month Libor				three-month Libor				three-month Libor		three-month Libor				three-month Libor		three-month Libor								three-month Libor
Dividend Payment Basis Spread															3.63%				3.64%				0.75%		0.65%				0.75%		0.50%								0.35%
Preferred Stock, Discount on Shares	$ 333
Minimum Interest Rate Per Annum																							3.00%						4.00%

[1]	Series B Preferred Stock does not have early redemption/call rights.
[2]	The Corporation may redeem series of preferred stock on or after the redemption date, in whole or in part, at its option, at the liquidation preference plus declared and unpaid dividends.
[3]	Ownership is held in the form of depositary shares, each representing a 1/1000th interest in a share of preferred stock, paying a quarterly cash dividend, if and when declared.
[4]	Ownership is held in the form of depositary shares, each representing a 1/25th interest in a share of preferred stock, paying a semi-annual cash dividend, if and when declared, until the redemption date adjusts to a quarterly cash dividend, if and when declared, thereafter.
[5]	Ownership is held in the form of depositary shares, each representing a 1/1200th interest in a share of preferred stock, paying a quarterly cash dividend, if and when declared.
[6]	Ownership is held in the form of depositary shares, each representing a 1/40th interest in a share of preferred stock, paying a quarterly cash dividend, if and when declared.
[7]	Amounts shown are before third-party issuance costs and other Merrill Lynch purchase accounting related adjustments of $333 million.

Accumulated Other Income (Loss) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Roll Forward]
Beginning Balance, Derivatives	$ (3,236)		$ (2,535)		$ (3,458)
Beginning Balance, Employee Benefit Plans	(3,947)		(4,092)		(4,642)
Beginning Balance, Foreign Currency	(256)		(493)		(704)
Beginning Balance, Total	(66)		(5,619)		(10,825)
Cumulative Adjustment for Accounting Changes					(71)	[1]
Net Change in Fair Value Recorded in Accumulated OCI, Derivatives	(1,567)		(1,108)		153
Net Change in Fair Value Recorded in Accumulated OCI, Employee Benefit Plans	(714)	[2]	(104)	[2]	318	[2]
Net Change in Fair Value Recorded in Accumulated OCI, Foreign Currency	(34)	[3]	(44)	[3]	211	[3]
Net Change In Fair Value Recorded In Accumulated OCI, Total	(523)		6,611		9,697
Net Realized (Gains) Losses Reclassified into Earnings, Derivatives	1,018		407		770
Net Realized (Gains) Losses Reclassified into Earnings, Employee Benefit Plans	270		249		232
Net Realized (Gains) Losses Reclassified into Earnings, Foreign Currency	(74)		281
Net Realized Gains Losses Reclassified Into Earnings, Total	(4,848)		(1,171)		(4,420)
Ending Balance, Securities	3,100
Ending Balance, Derivatives	(3,785)		(3,236)		(2,535)
Ending Balance, Employee Benefit Plans	(4,391)		(3,947)		(4,092)
Ending Balance, Foreign Currency	(364)		(256)		(493)
Ending Balance, Total	(5,437)		(66)		(5,619)
Debt [Member]
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Roll Forward]
Beginning Balance, Securities	714		(628)		(5,956)
Cumulative Adjustment for Accounting Changes					(71)	[1]
Net Change in Fair Value Recorded in Accumulated OCI, Securities	4,331		2,210		6,364
Net Realized (Gains) Losses Reclassified into Earnings, Securities	(1,945)		(981)		(965)
Ending Balance, Securities	3,100		714		(628)
Equity [Member]
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Roll Forward]
Beginning Balance, Securities	6,659		2,129		3,935
Net Change in Fair Value Recorded in Accumulated OCI, Securities	(2,539)		5,657		2,651
Net Realized (Gains) Losses Reclassified into Earnings, Securities	(4,117)		(1,127)		(4,457)
Ending Balance, Securities	3		6,659		2,129
Cumulative-Effect Adjustment, Consolidation of Variable Interest Entity [Member]
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Roll Forward]
Cumulative Adjustment for Accounting Changes			(116)
Cumulative-Effect Adjustment, Consolidation of Variable Interest Entity [Member] | Debt [Member]
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Roll Forward]
Cumulative Adjustment for Accounting Changes			(116)
Credit-related notes [Member]
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Roll Forward]
Cumulative Adjustment for Accounting Changes			229
Credit-related notes [Member] | Debt [Member]
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Roll Forward]
Cumulative Adjustment for Accounting Changes			$ 229

[1]	For additional information on the adoption of new accounting guidance, see Note 1 – Summary of Significant Accounting Principles and Note 5 – Securities.
[2]	Net change in fair value represents after-tax adjustments based on the final year-end actuarial valuations. For more information on employee benefit plans, see Note 19 – Employee Benefit Plans.
[3]	Net change in fair value represents only the impact of changes in spot foreign exchange rates on the Corporation’s net investment in non-U.S. operations and related hedges.

Earnings Per Common Share (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Incremental Common Shares Attributable to Conversion of Preferred Stock					81,000,000
Dividends, Preferred Stock, Stock	$ 36,000,000
Amount Of Remaining Accretion Of Issuance Discount On Tarp Preferred Stock Accelerated					4,000,000,000
Increase In Retained Earnings And Net Income Applicable To Common Shareholders					576,000,000
Earnings (loss) per common share
Net income (loss)	1,446,000,000	[1]	(2,238,000,000)	[1]	6,276,000,000	[1]
Preferred Stock Dividends	(1,361,000,000)		(1,357,000,000)		(4,494,000,000)
Accelerated Accretion From Redemption Of Preferred Stock					(3,986,000,000)
Net income (loss) applicable to common shareholders	85,000,000		(3,595,000,000)		(2,204,000,000)
Dividends and undistributed earnings allocated to participating securities	(1,000,000)		(4,000,000)		(6,000,000)
Net income (loss) allocated to common shareholders	84,000,000		(3,599,000,000)		(2,210,000,000)
Average common shares issued and outstanding (in thousands)	10,142,625,000		9,790,472,000		7,728,570,000
Earnings (loss) per common share	$ 0.01		$ (0.37)		$ (0.29)
Diluted earnings (loss) per common share
Net Income (Loss) Applicable to Common Shareholders, Diluted	85,000,000		(3,595,000,000)		(2,204,000,000)
Undistributed Earnings, Diluted	(1,000,000)		(4,000,000)		(6,000,000)
Net Income (Loss) allocated to Common Shareholders	$ 84,000,000		$ (3,599,000,000)		$ (2,210,000,000)
Dilutive potential common shares	112,199,000	[2]
Total diluted average common shares issued and outstanding (in thousands)	10,254,824,000		9,790,472,000		7,728,570,000
Diluted earnings (loss) per common share	$ 0.01		$ (0.37)		$ (0.29)
Stock Options [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Antidilutive Securities Excluded from Computation of Earnings Per Share, Amount	217,000,000		271,000,000		315,000,000
Warrants [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Antidilutive Securities Excluded from Computation of Earnings Per Share, Amount	272,000,000				265,000,000
Series L Preferred Stock [Member] | Convertible Preferred Stock Subject to Mandatory Redemption [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Antidilutive Securities Excluded from Computation of Earnings Per Share, Amount	66,000,000		107,000,000		147,000,000
Series T Preferred Stock [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Incremental Common Shares Attributable to Conversion of Preferred Stock	234,000,000

[1]	There were no material intersegment revenues.
[2]	Includes incremental shares from RSUs, restricted stock shares, stock options and warrants.

Regulatory Requirements and Restrictions (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Regulatory Requirements And Restrictions Textuals [Abstract]
Average Daily Reserve Balances Required By Federal Reserve	$ 14,600,000,000	$ 12,900,000,000
Average Daily Reserve Balances In Excess Of Vault Cash Held With Federal Reserve	6,500,000,000	5,500,000,000
Subordinated Debt Qualified As Tier 3 Capital	0	0
Aggregate Issued And Outstanding Trust Securities Which Will Not Qualify As Tier 1 Capital Under Financial Reform Act	16,100,000,000
Issued And Outstanding Trust Securities Which Will Not Qualify As Tier 1 Capital Under Financial Reform Act As Portion Of Tier 1 Securities	0.0125
Hybrid Trust Securities Expected To Be Converted To Preferred Stock Prior To Date Of Implementation Excluded From Securities That Are Not Qualified As Tier 1 Capital Under Financial Reform Act	633,000,000
Minimum Amount Of Consolidated Assets Company Should Have To Be Considered Internationally Active Bank Holding Company Apart From Having Significant Activities In Non US Markets	250,000,000,000
Minimum On Balance Sheet Foreign Exposure Company Should Have To Be Considered Internationally Active Bank Holding Company Apart From Having Significant Activities In Non US Markets	10,000,000,000
Corporations Restricted Core Capital Elements Comprised Of Total Core Capital Elements In Percentage	9.10%
Tier One, Actual Ratio	4.00%
Capital Required for Capital Adequacy to Risk Weighted Assets	8.00%
Minimum Capital Ratios	0.02
Total Capital Ratio Includes Maximum Net Unrealized Pre Tax Gains On Afs Marketable Equity Securities	45.00%
Well-capitalized Banks [Member]
Regulatory Requirements And Restrictions Textuals [Abstract]
Tier One, Actual Ratio	4.00%
Bank of America, N.A. [Member]
Regulatory Requirements And Restrictions Textuals [Abstract]
Cash Dividends Paid to Parent Company by Consolidated Subsidiaries	9,800,000,000
Dividend Restriction, Amount Payable, Excluding Net Profits, to Parent Company by Consolidated Subsidiaries in Next 12 Months	4,500,000,000
Tier One, Actual Ratio	11.74%	10.78%
Total Capital And Tier One Risk Based Capital Required For Capital	15.17%	14.26%
Tier One Leverage, Actual Ratio	8.65%	7.83%
FIA Card Services, N.A. [Member]
Regulatory Requirements And Restrictions Textuals [Abstract]
Return of Capital Paid to Parent Company by Consolidated Subsidiaries	7,000,000,000
Dividend Restriction, Amount Payable, Excluding Net Profits, to Parent Company by Consolidated Subsidiaries in Next 12 Months	0
Tier One, Actual Ratio	17.63%	15.30%
Total Capital And Tier One Risk Based Capital Required For Capital	19.01%	16.94%
Tier One Leverage, Actual Ratio	14.22%	13.21%
National Banks [Member]
Regulatory Requirements And Restrictions Textuals [Abstract]
Dividend Restriction, Amount Payable, Excluding Net Profits, to Parent Company by Consolidated Subsidiaries in Next 12 Months	1,000,000,000
Tier One Leverage Capital Required to be Well Capitalized to Average Assets	5.00%
Bank of America Corporation [Member]
Regulatory Requirements And Restrictions Textuals [Abstract]
Tier One, Actual Ratio	12.40%	11.24%
Total Capital And Tier One Risk Based Capital Required For Capital	16.75%	15.77%
Tier One Leverage, Actual Ratio	7.53%	7.21%
Capital	$ 126,690,000,000	$ 125,139,000,000
Capital to Risk Weighted Assets	9.86%	8.60%

Regulatory Requirements and Restrictions - Regulatory Capital (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Tier One Core Capital Elements Limit For Internationally Active Bank Holding Companies In Percentage	15.00%
Tier One, Actual Ratio	4.00%
In Text Details [Abstract]
Incremental Rate for Phase-in Period For Capital Deductions	20.00%
Systematically Important Financial Institution Additional Tier 1 Common Equity Percent, Certain Circumstance	3.50%
Bank of America Corporation [Member]
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Tier 1 Common, Ratio	9.86%		8.60%
Tier 1 Common, Amount	$ 126,690		$ 125,139
Tier One, Actual Ratio	12.40%		11.24%
Tier One, Actual Amount	159,232		163,626
Tier One, Minimum Required	51,379	[1]	58,238	[1]
Total, Ratio	16.75%		15.77%
Total, Actual Amount	215,101		229,594
Total, Minimum Required	102,757	[1]	116,476	[1]
Tier One Leverage, Actual Ratio	7.53%		7.21%
Tier One Leverage, Actual Amount	159,232		163,626
Tier One Leverage, Minimum Required	84,557	[1]	90,811	[1]
Bank of America, N.A. [Member]
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Tier One, Actual Ratio	11.74%		10.78%
Tier One, Actual Amount	119,881		114,345
Tier One, Minimum Required	40,830	[1]	42,416	[1]
Total, Ratio	15.17%		14.26%
Total, Actual Amount	154,885		151,255
Total, Minimum Required	81,661	[1]	84,831	[1]
Tier One Leverage, Actual Ratio	8.65%		7.83%
Tier One Leverage, Actual Amount	119,881		114,345
Tier One Leverage, Minimum Required	55,454	[1]	58,391	[1]
FIA Card Services, N.A. [Member]
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Tier One, Actual Ratio	17.63%		15.30%
Tier One, Actual Amount	24,660		25,589
Tier One, Minimum Required	5,596	[1]	6,691	[1]
Total, Ratio	19.01%		16.94%
Total, Actual Amount	26,594		28,343
Total, Minimum Required	11,191	[1]	13,383	[1]
Tier One Leverage, Actual Ratio	14.22%		13.21%
Tier One Leverage, Actual Amount	24,660		25,589
Tier One Leverage, Minimum Required	$ 6,935	[1]	$ 7,748	[1]
Minimum [Member]
In Text Details [Abstract]
Systematically Important Financial Institution Additional Tier 1 Common Equity Percent	1.00%
Maximum [Member]
In Text Details [Abstract]
Systematically Important Financial Institution Additional Tier 1 Common Equity Percent	2.50%

[1]	Dollar amount required to meet guidelines for adequately capitalized institutions.

Employee Benefit Plans - Narrative (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Plan Disclosure [Line Items]
Prior Years Market Gains Losses Recognized By Asset Valuation Method For Qualified Pension Plans	60.00%
Remaining Market Gains Losses Recognized By Asset Valuation Method For Qualified Pension Plans	40.00%
Unrecognized Gain Loss Percentage For Post Retirement Health Care Plan	50.00%
Defined Benefit Plan Decline in Rates Threshold to Analyze Significant Impact to Plan, Percent	0.25%
Defined Benefit Plan, Effect of One Percentage Point Increase on Service and Interest Cost Components	$ 4
Defined Benefit Plan, Effect of One Percentage Point Increase on Accumulated Postretirement Benefit Obligation	59
Defined Benefit Plan, Effect of One Percentage Point Decrease on Service and Interest Cost Components	3
Defined Benefit Plan, Effect of One Percentage Point Decrease on Accumulated Postretirement Benefit Obligation	52
Defined Contribution Pension and Other Postretirement Plans Disclosure [Abstract]
Contribution To Qualified Defined Contribution Plans Cash	723	670	605
Common Stock Held By Defined Contribution Plans Shares	232	208
Payments To Plans For Dividends On Common Stock	9	8	8
Nonqualified and Other Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Estimated Future Employer Contributions in Next Fiscal Year	124
Weighted-Average Assumptions, Expected Return on Plan Assets	5.25%	5.25%	5.25%
Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Increase In Plan Assets With Respect To Decline In Discount Rate	55
Increase In Plan Assets With Respect To Decline In Expected Return	27
Weighted-Average Assumptions, Expected Return on Plan Assets	8.00%	8.00%	8.00%
Defined Benefit Plan, Amount of Employer and Related Party Securities Included in Plan Assets	82	189
Defined Benefit Plan, Equity Securities	0.55%	1.21%
Postretirement Health and Life Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Estimated Future Employer Contributions in Next Fiscal Year	115
Defined Benefit Plan, Health Care Cost Trend Rate Assumed for Next Fiscal Year	8.00%
Reduction In Assumed Health Care Cost Trend Rate	5.00%
Weighted-Average Assumptions, Expected Return on Plan Assets	8.00%	8.00%	8.00%
Equity Securities
Defined Benefit Plan Disclosure [Line Items]
Weighted-Average Assumptions, Expected Return on Plan Assets	8.75%
Non-U.S. Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Estimated Future Employer Contributions in Next Fiscal Year	$ 98
Weighted-Average Assumptions, Expected Return on Plan Assets	6.58%	6.60%	6.78%
Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Weighted-Average Assumptions, Expected Return on Plan Assets	5.75%
Real Estate [Member]
Defined Benefit Plan Disclosure [Line Items]
Weighted-Average Assumptions, Expected Return on Plan Assets	7.00%

Employee Benefit Plans (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	$ 20,244		$ 20,136
Non-U.S. Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	1,691	[1]	1,522	[1]
Actual Return on Plan Assets	295		166	[1]
Company Contributions	104		99	[1]
Plan Participant Contributions	3		2	[1]
Benefits Paid	(63)		(63)	[1]
Plan Transfer	10		0	[1]
Foreign currency exchange rate changes	(18)		(35)	[1]
Fair Value, December 31	2,022		1,691	[1]	1,522	[1]
Projected Benefit Obligation, January 1	1,916	[1]	1,813	[1]
Service Cost	43		32	[1]	30
Interest Cost	99		95	[1]	76
Plan Amendments	2		2	[1]
Actuarial Loss (Gain)	(19)		78	[1]
Plan Transfer	15		0	[1]
Projected Benefit Obligation, December 31	1,984		1,916	[1]	1,813	[1]
Amount Recognized, December 31	38		(225)	[1]
Accumulated Benefit Obligation	1,883		1,781	[1]
Overfunded (Unfunded) Status Of ABO	139		(90)	[1]
Provision For Future Salaries	101		135	[1]
Weighted-Average Assumptions, Discount Rate	4.87%		5.32%	[1]
Weighted-Average Assumptions, Rate of Compensation increase	4.42%		4.85%	[1]
Defined Benefit Plan, Foreign Currency Exchange Rate Changes, Benefit Obligation	(12)		(43)	[1]
Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	15,648	[1]	14,527	[1]
Actual Return on Plan Assets	182		1,835	[1]
Company Contributions	0		0	[1]
Plan Participant Contributions	0		0	[1]
Benefits Paid	(760)		(714)	[1]
Plan Transfer	0		0	[1]
Fair Value, December 31	15,070		15,648	[1]	14,527	[1]
Projected Benefit Obligation, January 1	13,938	[1]	13,048	[1]
Service Cost	423		397	[1]	387
Interest Cost	746		748	[1]	740
Plan Amendments	(11)		0	[1]
Actuarial Loss (Gain)	555		459	[1]
Plan Transfer	0		0	[1]
Projected Benefit Obligation, December 31	14,891		13,938	[1]	13,048	[1]
Amount Recognized, December 31	179		1,710	[1]
Accumulated Benefit Obligation	13,968		13,192	[1]
Overfunded (Unfunded) Status Of ABO	1,102		2,456	[1]
Provision For Future Salaries	923		746	[1]
Weighted-Average Assumptions, Discount Rate	4.95%		5.45%	[1]
Weighted-Average Assumptions, Rate of Compensation increase	4.00%		4.00%	[1]
Nonqualified and Other Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	2,689	[1]	2,535	[1]
Actual Return on Plan Assets	493		272	[1]
Company Contributions	99		196	[1]
Plan Participant Contributions	0		0	[1]
Benefits Paid	(220)		(314)	[1]
Plan Transfer	0		0	[1]
Fair Value, December 31	3,061		2,689	[1]	2,535	[1]
Projected Benefit Obligation, January 1	3,078	[1]	2,918	[1]
Service Cost	3		3	[1]	4
Interest Cost	152		163	[1]	167
Plan Amendments	0		0	[1]
Actuarial Loss (Gain)	124		308	[1]
Plan Transfer	0		0	[1]
Projected Benefit Obligation, December 31	3,137		3,078	[1]	2,918	[1]
Amount Recognized, December 31	(76)		(389)	[1]
Accumulated Benefit Obligation	3,135		3,077	[1]
Overfunded (Unfunded) Status Of ABO	(74)		(388)	[1]
Provision For Future Salaries	2		1	[1]
Weighted-Average Assumptions, Discount Rate	4.65%		5.20%	[1]
Weighted-Average Assumptions, Rate of Compensation increase	4.00%		4.00%	[1]
Defined Benefit Plan, Foreign Currency Exchange Rate Changes, Benefit Obligation	0		0	[1]
Postretirement Health and Life Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	108	[1]	113	[1]
Actual Return on Plan Assets	2		13	[1]
Company Contributions	84		100	[1]
Plan Participant Contributions	133		139	[1]
Benefits Paid	(255)		(275)	[1]
Plan Transfer	0		0	[1]
Federal Subsidy On Benefits Paid	19		18	[1]
Foreign currency exchange rate changes	0		0	[1]
Fair Value, December 31	91		108	[1]	113	[1]
Projected Benefit Obligation, January 1	1,704	[1]	1,620	[1]
Service Cost	15		14	[1]	16
Interest Cost	80		92	[1]	93
Plan Amendments	(21)		64	[1]
Actuarial Loss (Gain)	(56)		32	[1]
Plan Transfer	0		0	[1]
Projected Benefit Obligation, December 31	1,619		1,704	[1]	1,620	[1]
Amount Recognized, December 31	(1,528)		(1,596)	[1]
Weighted-Average Assumptions, Discount Rate	4.65%		5.10%	[1]
Defined Benefit Plan, Foreign Currency Exchange Rate Changes, Benefit Obligation	$ 0		$ 0	[1]

[1]	The measurement date for the Qualified Pension Plans, Non-U.S. Pension Plans, Nonqualified and Other Pension Plans, and Postretirement Health and Life Plans was December 31 of each year reported.

Employee Benefit Plans - Amounts Recognized on the Balance Sheet (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Other Assets	$ 145,686	$ 182,124
Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Other Assets	246	1,710
Accrued Expenses And Other Liabilities	(67)	0
Net Amount Recognized at December 31	179	1,710	[1]
Nonqualified and Other Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Other Assets	1,096	809
Accrued Expenses And Other Liabilities	(1,172)	(1,198)
Net Amount Recognized at December 31	(76)	(389)	[1]
Postretirement Health and Life Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Other Assets	0	0
Accrued Expenses And Other Liabilities	(1,528)	(1,596)
Net Amount Recognized at December 31	(1,528)	(1,596)	[1]
Non-U.S. Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Other Assets	342	33
Accrued Expenses And Other Liabilities	(304)	(258)
Net Amount Recognized at December 31	$ 38	$ (225)	[1]

[1]	The measurement date for the Qualified Pension Plans, Non-U.S. Pension Plans, Nonqualified and Other Pension Plans, and Postretirement Health and Life Plans was December 31 of each year reported.

Employee Benefit Plans - ABO and PBO in Excess of Plan Assets (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Plans with ABO in Excess of Plan Assets, PBO	$ 0	$ 0
Plans with ABO in Excess of Plan Assets, ABO	0	0
Plans with ABO in Excess of Plan Assets, Fair Value of Plan Assets	0	0
Plans with PBO in Excess of Plan Assets, PBO	6,624	0
Plans with PBO in Excess of Plan Assets, Fair Value of Plan Assets	6,557	0
Non-U.S. Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Plans with ABO in Excess of Plan Assets, PBO	732	477
Plans with ABO in Excess of Plan Assets, ABO	698	466
Plans with ABO in Excess of Plan Assets, Fair Value of Plan Assets	428	259
Plans with PBO in Excess of Plan Assets, PBO	732	642
Plans with PBO in Excess of Plan Assets, Fair Value of Plan Assets	428	384
Nonqualified and Other Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Plans with ABO in Excess of Plan Assets, PBO	1,174	1,200
Plans with ABO in Excess of Plan Assets, ABO	1,173	1,199
Plans with ABO in Excess of Plan Assets, Fair Value of Plan Assets	2	2
Plans with PBO in Excess of Plan Assets, PBO	1,174	1,200
Plans with PBO in Excess of Plan Assets, Fair Value of Plan Assets	$ 2	$ 2

Employee Benefit Plans - Components of Periodic Benefit Cost (Income) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009
Nonqualified and Other Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Service Cost	$ 3	$ 3	[1]	$ 4
Interest Cost	152	163	[1]	167
Expected Return on Plan Assets	(141)	(138)		(148)
Amortization of Transition Obligation	0	0		0
Amortization of Prior Service Cost (Credits)	(8)	(8)		(8)
Amortization Of Net Actuarial Loss (Gain)	16	10		5
Recognized Gain (Loss) Due to Settlements and Curtailments	3	17		2
Net Periodic Benefit Cost	25	47		22
Weighted-Average Assumptions, Discount Rate	5.20%	5.75%		6.00%
Weighted-Average Assumptions, Expected Return on Plan Assets	5.25%	5.25%		5.25%
Weighted-Average Assumptions, Rate of Compensation increase	4.00%	4.00%		4.00%
Postretirement Health and Life Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Service Cost	15	14	[1]	16
Interest Cost	80	92	[1]	93
Expected Return on Plan Assets	(9)	(9)		(8)
Amortization of Transition Obligation	31	31		31
Amortization of Prior Service Cost (Credits)	4	6		0
Amortization Of Net Actuarial Loss (Gain)	(17)	(49)		(77)
Recognized Gain (Loss) Due to Settlements and Curtailments	0	0		0
Net Periodic Benefit Cost	104	85		55
Weighted-Average Assumptions, Discount Rate	5.10%	5.75%		6.00%
Weighted-Average Assumptions, Expected Return on Plan Assets	8.00%	8.00%		8.00%
Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Service Cost	423	397	[1]	387
Interest Cost	746	748	[1]	740
Expected Return on Plan Assets	(1,296)	(1,263)		(1,231)
Amortization of Prior Service Cost (Credits)	20	28		39
Amortization Of Net Actuarial Loss (Gain)	387	362		377
Recognized Gain (Loss) Due to Settlements and Curtailments	0	0		0
Recognized Termination Benefit Costs	0	0		36
Net Periodic Benefit Cost	280	272		348
Weighted-Average Assumptions, Discount Rate	5.45%	5.75%		6.00%
Weighted-Average Assumptions, Expected Return on Plan Assets	8.00%	8.00%		8.00%
Weighted-Average Assumptions, Rate of Compensation increase	4.00%	4.00%		4.00%
Non-U.S. Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Service Cost	43	32	[1]	30
Interest Cost	99	95	[1]	76
Expected Return on Plan Assets	(115)	(97)		(74)
Amortization of Prior Service Cost (Credits)	0	0		0
Amortization Of Net Actuarial Loss (Gain)	0	(1)		0
Recognized Gain (Loss) Due to Settlements and Curtailments	0	0		(2)
Recognized Termination Benefit Costs	0	0		0
Net Periodic Benefit Cost	$ 27	$ 29		$ 30
Weighted-Average Assumptions, Discount Rate	5.32%	5.41%		5.55%
Weighted-Average Assumptions, Expected Return on Plan Assets	6.58%	6.60%		6.78%
Weighted-Average Assumptions, Rate of Compensation increase	4.85%	4.67%		4.61%

[1]	The measurement date for the Qualified Pension Plans, Non-U.S. Pension Plans, Nonqualified and Other Pension Plans, and Postretirement Health and Life Plans was December 31 of each year reported.

Employee Benefit Plans - Pre-Tax Amounts Included in Accumulated OCI (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Net Actuarial (Gain) Loss	$ 6,881	$ 6,070
Transition Obligation	32	63
Prior Service Cost (Credits)	96	142
Amounts Recognized in Accumulated OCI	7,009	6,275
Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Net Actuarial (Gain) Loss	6,743	5,461
Transition Obligation	0	0
Prior Service Cost (Credits)	67	98
Amounts Recognized in Accumulated OCI	6,810	5,559
Nonqualified and Other Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Net Actuarial (Gain) Loss	409	656
Transition Obligation	0	0
Prior Service Cost (Credits)	(7)	(15)
Amounts Recognized in Accumulated OCI	402	641
Postretirement Health and Life Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Net Actuarial (Gain) Loss	(59)	(27)
Transition Obligation	32	63
Prior Service Cost (Credits)	33	58
Amounts Recognized in Accumulated OCI	6	94
Non-U.S. Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Net Actuarial (Gain) Loss	(212)	(20)
Transition Obligation	0	0
Prior Service Cost (Credits)	3	1
Amounts Recognized in Accumulated OCI	$ (209)	$ (19)

Employee Benefit Plans - Other Changes Recognized in OCI (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Current Year Actuarial (Gain) Loss	$ 1,200
Amortization of Actuarial Gain (Loss)	(389)
Current Year Prior Service Cost (Credit)	(30)
Amortization of Prior Service Credit (Cost)	(16)
Amortization of Transition Obligation	(31)
Amounts Recognized in OCI	734
Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Current Year Actuarial (Gain) Loss	1,669
Amortization of Actuarial Gain (Loss)	(387)
Current Year Prior Service Cost (Credit)	(11)
Amortization of Prior Service Credit (Cost)	(20)
Amortization of Transition Obligation	0
Amounts Recognized in OCI	1,251
Nonqualified and Other Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Current Year Actuarial (Gain) Loss	(228)
Amortization of Actuarial Gain (Loss)	(19)
Current Year Prior Service Cost (Credit)	0
Amortization of Prior Service Credit (Cost)	8
Amortization of Transition Obligation	0
Amounts Recognized in OCI	(239)
Postretirement Health and Life Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Current Year Actuarial (Gain) Loss	(49)
Amortization of Actuarial Gain (Loss)	17
Current Year Prior Service Cost (Credit)	(21)
Amortization of Prior Service Credit (Cost)	(4)
Amortization of Transition Obligation	(31)
Amounts Recognized in OCI	(88)
Non-U.S. Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Current Year Actuarial (Gain) Loss	(192)
Amortization of Actuarial Gain (Loss)	0
Current Year Prior Service Cost (Credit)	2
Amortization of Prior Service Credit (Cost)	0
Amortization of Transition Obligation	0
Amounts Recognized in OCI	$ (190)

Employee Benefit Plans - Amount Amortized from Accumulated OCI (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Net Actuarial (Gain) Loss	$ 581
Prior Service Cost (Credit)	15
Transition Obligation	31
Total Amortized from Accumulated OCI	627
Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Net Actuarial (Gain) Loss	598	[1]
Prior Service Cost (Credit)	18	[1]
Transition Obligation	0	[1]
Total Amortized from Accumulated OCI	616	[1]
Nonqualified and Other Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Net Actuarial (Gain) Loss	10
Prior Service Cost (Credit)	(7)
Transition Obligation	0
Total Amortized from Accumulated OCI	3
Postretirement Health and Life Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Net Actuarial (Gain) Loss	(19)
Prior Service Cost (Credit)	4
Transition Obligation	31
Total Amortized from Accumulated OCI	16
Non-U.S. Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Net Actuarial (Gain) Loss	(8)
Prior Service Cost (Credit)	0
Transition Obligation	0
Total Amortized from Accumulated OCI	$ (8)

[1]	Estimates are subject to change based on final calculations related to the pension plan freeze discussed on page 92.

Employee Benefit Plans - Target Allocation (Details)	12 Months Ended
Dec. 31, 2011
Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity Securities Minimum	60.00%
Equity Securities Maximum	80.00%
Debt Securities Minimum	20.00%
Debt Securities Maximum	40.00%
Real Estate Minimum	0.00%
Real Estate Maximum	5.00%
Other Minimum	0.00%
Other Maximum	10.00%
Nonqualified and Other Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity Securities Minimum	0.00%
Equity Securities Maximum	5.00%
Debt Securities Minimum	95.00%
Debt Securities Maximum	100.00%
Real Estate Minimum	0.00%
Real Estate Maximum	5.00%
Other Minimum	0.00%
Other Maximum	5.00%
Postretirement Health and Life Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity Securities Minimum	50.00%
Equity Securities Maximum	75.00%
Debt Securities Minimum	25.00%
Debt Securities Maximum	45.00%
Real Estate Minimum	0.00%
Real Estate Maximum	5.00%
Other Minimum	0.00%
Other Maximum	5.00%
Non-U.S. Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Equity Securities Minimum	25.00%
Equity Securities Maximum	75.00%
Debt Securities Minimum	10.00%
Debt Securities Maximum	60.00%
Real Estate Minimum	0.00%
Real Estate Maximum	15.00%
Other Minimum	5.00%
Other Maximum	40.00%

Employee Benefit Plans - Fair Value of Plan Assets (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	$ 20,244		$ 20,136
Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	9,863		10,114
Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	9,642		9,350
Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	739		672		670	821
Limited Partnerships [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	337		331
Limited Partnerships [Member] | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		0
Limited Partnerships [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	105		101
Limited Partnerships [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	232		230		162	91
Other Investments [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	708	[1]	343	[1]
Swaps Included In Other Investments	467		198
Participant Loans Included In Other Investments	75		79
Commodity And Balance Funds Included In Other Investments	116		38
Other Various Investments	50		28
Other Investments [Member] | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	14	[1]	19	[1]
Other Investments [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	572	[1]	230	[1]
Other Investments [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	122	[1]	94	[1]	188	293
Money Market And Interest Bearing Cash [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	1,065		1,471
Money Market And Interest Bearing Cash [Member] | Cash and Cash Equivalents [Member] | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	1,065		1,471
Money Market And Interest Bearing Cash [Member] | Cash and Cash Equivalents [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		0
Money Market And Interest Bearing Cash [Member] | Cash and Cash Equivalents [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		0
Mutual Funds [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	30		45
Mutual Funds [Member] | Cash and Cash Equivalents [Member] | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		0
Mutual Funds [Member] | Cash and Cash Equivalents [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	30		45
Mutual Funds [Member] | Cash and Cash Equivalents [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		0
Mutual Funds [Member] | Fixed Income Investments [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	1,569		1,743
Mutual Funds [Member] | Fixed Income Investments [Member] | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	82		240
Mutual Funds [Member] | Fixed Income Investments [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	1,487		1,503
Mutual Funds [Member] | Fixed Income Investments [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		0
Mutual Funds [Member] | Equity Securities
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	2,484		3,011
Mutual Funds [Member] | Equity Securities | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	390		637
Mutual Funds [Member] | Equity Securities | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	2,094		2,374
Mutual Funds [Member] | Equity Securities | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		0
Mutual Funds [Member] | Real Estate Investment [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	260		247
Mutual Funds [Member] | Real Estate Investment [Member] | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		30
Mutual Funds [Member] | Real Estate Investment [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	11		2
Mutual Funds [Member] | Real Estate Investment [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	249		215		195	281
US Treasury and Government [Member] | Fixed Income Investments [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	4,109		3,319
US Treasury and Government [Member] | Fixed Income Investments [Member] | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	1,197		701
US Treasury and Government [Member] | Fixed Income Investments [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	2,899		2,604
US Treasury and Government [Member] | Fixed Income Investments [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	13		14		0
Corporate Debt Securities [Member] | Fixed Income Investments [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	1,058		1,106
Corporate Debt Securities [Member] | Fixed Income Investments [Member] | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		0
Corporate Debt Securities [Member] | Fixed Income Investments [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	1,058		1,106
Corporate Debt Securities [Member] | Fixed Income Investments [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		0		0	1
Asset-backed Securities [Member] | Fixed Income Investments [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	907		796
Asset-backed Securities [Member] | Fixed Income Investments [Member] | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		0
Asset-backed Securities [Member] | Fixed Income Investments [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	907		796
Asset-backed Securities [Member] | Fixed Income Investments [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		0
Non-U.S. sovereign debt [Member] | Fixed Income Investments [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	542		465
Non-U.S. sovereign debt [Member] | Fixed Income Investments [Member] | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	53		36
Non-U.S. sovereign debt [Member] | Fixed Income Investments [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	479		420
Non-U.S. sovereign debt [Member] | Fixed Income Investments [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	10		9		6	6
Common And Preferred Stocks [Member] | Equity Securities
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	6,862		6,981
Common And Preferred Stocks [Member] | Equity Securities | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	6,862		6,980
Common And Preferred Stocks [Member] | Equity Securities | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		1
Common And Preferred Stocks [Member] | Equity Securities | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		0
Public Real Estate Investment Trusts [Member] | Equity Securities
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	200		168
Public Real Estate Investment Trusts [Member] | Equity Securities | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	200		0
Public Real Estate Investment Trusts [Member] | Equity Securities | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		168
Public Real Estate Investment Trusts [Member] | Equity Securities | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		0
Private Real Estate [Member] | Real Estate Investment [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	113		110
Private Real Estate [Member] | Real Estate Investment [Member] | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		0
Private Real Estate [Member] | Real Estate Investment [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	0		0
Private Real Estate [Member] | Real Estate Investment [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, January 1	$ 113		$ 110		$ 119	$ 149

[1]	Other investments represent interest rate swaps of $467 million and $198 million, participant loans of $75 million and $79 million, commodity and balanced funds of $116 million and $38 million and other various investments of $50 million and $28 million at December 31, 2011 and 2010.

Employee Benefit Plans - Fair Value Measurements (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	$ 20,244		$ 20,136
Fixed Income Investments [Member] | US Treasury and Government [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	4,109		3,319
Fixed Income Investments [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	1,058		1,106
Fixed Income Investments [Member] | Non-U.S. sovereign debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	542		465
Fixed Income Investments [Member] | Mutual Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	1,569		1,743
Real Estate Investment [Member] | Private Real Estate [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	113		110
Real Estate Investment [Member] | Mutual Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	260		247
Limited Partnerships [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	337		331
Other Investments [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	708	[1]	343	[1]
Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	739		672		670	821
Actual Return on Plan Assets Still Held at the Reporting Date	20		1		(214)
Purchases	54		50		52
Sales and Settlements	(8)		(7)		(9)
Transfers into/(out of) Level 3	1		(42)		20
Fair Value, Inputs, Level 3 [Member] | Fixed Income Investments [Member] | US Treasury and Government [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	13		14		0
Actual Return on Plan Assets Still Held at the Reporting Date	(1)		0
Purchases	0		0
Sales and Settlements	0		0
Transfers into/(out of) Level 3	0		14
Fair Value, Inputs, Level 3 [Member] | Fixed Income Investments [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	0		0		0	1
Actual Return on Plan Assets Still Held at the Reporting Date					(1)
Purchases					0
Sales and Settlements					0
Transfers into/(out of) Level 3					0
Fair Value, Inputs, Level 3 [Member] | Fixed Income Investments [Member] | Non-U.S. sovereign debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	10		9		6	6
Actual Return on Plan Assets Still Held at the Reporting Date	0		1		0
Purchases	3		0		0
Sales and Settlements	(2)		0		0
Transfers into/(out of) Level 3	0		2		0
Fair Value, Inputs, Level 3 [Member] | Fixed Income Investments [Member] | Mutual Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	0		0
Fair Value, Inputs, Level 3 [Member] | Real Estate Investment [Member] | Private Real Estate [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	113		110		119	149
Actual Return on Plan Assets Still Held at the Reporting Date	0		(9)		(29)
Purchases	3		1		0
Sales and Settlements	0		(1)		(1)
Transfers into/(out of) Level 3	0		0		0
Fair Value, Inputs, Level 3 [Member] | Real Estate Investment [Member] | Mutual Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	249		215		195	281
Actual Return on Plan Assets Still Held at the Reporting Date	26		(4)		(92)
Purchases	9		24		6
Sales and Settlements	(1)		0		0
Transfers into/(out of) Level 3	0		0		0
Fair Value, Inputs, Level 3 [Member] | Limited Partnerships [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	232		230		162	91
Actual Return on Plan Assets Still Held at the Reporting Date	(6)		13		14
Purchases	13		7		41
Sales and Settlements	(5)		(5)		(4)
Transfers into/(out of) Level 3	0		53		20
Fair Value, Inputs, Level 3 [Member] | Other Investments [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value, December 31	122	[1]	94	[1]	188	293
Actual Return on Plan Assets Still Held at the Reporting Date	1		0		(106)
Purchases	26		18		5
Sales and Settlements	0		(1)		(4)
Transfers into/(out of) Level 3	$ 1		$ (111)		$ 0

[1]	Other investments represent interest rate swaps of $467 million and $198 million, participant loans of $75 million and $79 million, commodity and balanced funds of $116 million and $38 million and other various investments of $50 million and $28 million at December 31, 2011 and 2010.

Employee Benefit Plans - Projected Benefit Payments (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
2012	$ 1,054	[1]
2013	1,059	[1]
2014	1,062	[1]
2015	1,062	[1]
2016	1,060	[1]
2017 - 2021	5,283	[1]
Nonqualified and Other Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
2012	251	[2]
2013	244	[2]
2014	238	[2]
2015	238	[2]
2016	238	[2]
2017 - 2021	1,128	[2]
Non-U.S. Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
2012	67	[2]
2013	69	[2]
2014	71	[2]
2015	72	[2]
2016	74	[2]
2017 - 2021	392	[2]
Net Payments [Member]
Defined Benefit Plan Disclosure [Line Items]
2012	159	[3]
2013	160	[3]
2014	161	[3]
2015	160	[3]
2016	157	[3]
2017 - 2021	702	[3]
Medicare Subsidy [Member]
Defined Benefit Plan Disclosure [Line Items]
2012	18
2013	18
2014	18
2015	18
2016	18
2017 - 2021	$ 81

[1]	Benefit payments expected to be made from the plans’ assets.
[2]	Benefit payments expected to be made from a combination of the plans’ and the Corporation’s assets.
[3]	Benefit payments (net of retiree contributions) expected to be made from a combination of the plans’ and the Corporation’s assets.

Stock-based Compensation Plans (Details) (USD $)	12 Months Ended				1 Months Ended	12 Months Ended													1 Months Ended
	Dec. 31, 2011 Years	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011 Key Employee Stock Plan [Member]	Feb. 28, 2010 Key Associate Stock Plan [Member]	Dec. 31, 2011 Key Associate Stock Plan [Member]	Dec. 31, 2010 Key Associate Stock Plan [Member]	Dec. 31, 2011 Employee Stock Option [Member]		Dec. 31, 2009 Employee Stock Option [Member]	Dec. 31, 2011 Employee Stock Purchase Plan [Member]	Dec. 31, 2011 Restricted Stock - Vesting Plan Two [Member]	Dec. 31, 2011 Restricted Stock - Vesting Plan Two [Member] Employee Stock Purchase Plan [Member]	Dec. 31, 2011 Restricted Stock - 2011 Plan [Member]	Dec. 31, 2011 Restricted Stock - 2011 Plan [Member] Employee Stock Purchase Plan [Member]	Dec. 31, 2011 Restricted Stock - 2009 Plan [Member]	Dec. 31, 2011 Restricted Stock - Plans Prior to 2009 [Member]	Dec. 31, 2011 Employee Stock Option [Member]	Feb. 23, 2012 Employee Year-End Incentive [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Gross						0	0
Allocated Share-based Compensation Expense	$ 2,600,000,000	$ 2,000,000,000	$ 2,400,000,000
Tax Benefit from Compensation Expense	969,000,000	727,000,000	892,000,000
Stock Based Compensation, Shares Issued, Immediately Tradable, Shares																			122,000,000
Stock Based Compensation, Shares Issued, Immediately Tradable, Value, Net of Tax																			1,000,000,000
Options Granted To Purchase Number Shares Of Common Stock				260,000,000
Number of Shares Authorized	2,200,000,000					1,100,000,000					107,000,000
Restricted Stock Units Granted Shares								0		8,000,000
Outstanding Restricted Stock Units								20,000,000
Number Of Outstanding Shares For Awards Under Facaap											12,000,000
Minimum Eligible Compensation To Purchase Common Stock Under Espp											0.01
Maximum Eligible Compensation To Purchase Common Stock Under Espp											10.00%
Maximum Discount On Purchases											0.05
Maximum Annual Contribution Per Employee											23,750
Shares Outstanding Under Espp											6,000,000
Exercised Price Of Each Espp Stock Purchase Rights											0.54
Restricted Stock/Unit Details
Outstanding at January 1, 2011								212,072,669
Granted, Shares					193,000,000	126,000,000		138,083,421
Vested, Shares								(80,788,009)
Canceled, Shares								(15,401,263)
Outstanding at December 31, 2011								253,966,818
Outstanding at January 1, 2011 (weighted average exercise price)								$ 13.37
Granted (weighted average exercise price)								$ 14.49
Vested (weighted average exercise price)								$ 14.9
Canceled (weighted average exercise price)								$ 13.99
Outstanding at January 1, 2011 (weighted average exercise price)								$ 13.46
Total Unrecognized Compensation Cost	1,200,000,000
Period for Recognition	7
Employee Service Share Based Compensation Unrecognized Compensation Costs Weighted Average Period Of Recognition											1.4
Total Fair Value of Restricted Stock Vested	1,700,000,000
Employee Service Share-based Compensation, Cash Flow Effect, Cash Used to Settle Awards											489,000,000
Outstanding options to employees of predecessor companies assumed in mergers	52,000,000
Stock Options
Outstanding at January 1, 2011								261,122,819
Forfeited, Options								(52,853,270)
Outstanding at December 31, 2011						135,000,000		208,269,549
Outstanding at January 1, 2011 (weighted average exercise price)								$ 50.61
Forfeited (weighted average exercise price)								$ 65.12
Outstanding at December 31, 2011 (weighted average exercise price)								$ 46.93
Options Exercisable at December 31, 2011								208,259,354
Options Exercisable at December 31, 2011 (weighted average exercise price)								$ 46.93
Options Vested and Expected to Vest				21,000,000				208,269,549	[1]
Options Vested and Expected to Vest (weighted average exercise price)								$ 46.93	[1]
Aggregate Intrinsic Value								$ 0
Weighted Average Remaining Contractual Term of Options Outstanding								2.7
Weighted Average Remaining Contractual Term of Options Exercisable								$ 2.6
Weighted Average Remaining Contractual Term of Options Vested and Expected to Vest								$ 2.6
Award Vesting Period												18 months	10 years	3 years	8 years	3 years	4 years	3 years
Period Vesting of Restricted Stock Units Begins	1 year

[1]	Includes vested shares and nonvested shares after a forfeiture rate is applied.

Income Taxes (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Current Income Tax Expense (Benefit)
U.S. Federal	$ (733,000,000)		$ (666,000,000)		$ (3,576,000,000)
U.S. State and Local	393,000,000		158,000,000		555,000,000
Non-U.S.	613,000,000		815,000,000		735,000,000
Total Current Expense (Benefit)	273,000,000		307,000,000		(2,286,000,000)
Deferred Income Tax Expense (Benefit)
U.S. Federal	(2,673,000,000)		(287,000,000)		792,000,000
U.S. State and Local	(584,000,000)		201,000,000		(620,000,000)
Non-U.S.	1,308,000,000		694,000,000		198,000,000
Total Deferred Expense (Benefit)	(1,949,000,000)		608,000,000		370,000,000
Total Income tax expense (benefit)	(1,676,000,000)		915,000,000		(1,916,000,000)
Reconciliation of Income Tax Expense (Benefit)
Expected U.S. Federal Income Tax Expense (Benefit), Amount	(81,000,000)		(463,000,000)		1,526,000,000
Expected U.S. Federal Income Tax Expense (Benefit), Percent	35.00%		35.00%		35.00%
Increase (Decrease) In Taxes Resulting From:
State Tax Expense (Benefit), net of Federal Effect, Amount	(124,000,000)		233,000,000		(42,000,000)
State Tax Expense (Benefit), net of Federal Effect, Percent			(17.60%)		(1.00%)
Changes in Federal and Non-U.S. Valuation Allowances, Amount	(1,102,000,000)		(1,657,000,000)		(650,000,000)
Changes in Federal and Non-U.S. Valuation Allowances, Percent			125.40%		(14.90%)
Subsidiary Sales and Liquidations, Amount	(823,000,000)		0		(595,000,000)
Subsidiary Sales and Liquidations, Percent			0.00%		(13.70%)
Low-income Housing Credits/Other Credits, Amount	(800,000,000)		(732,000,000)		(668,000,000)
Low-income Housing Credits/Other Credits, Percent			55.40%		(15.30%)
Tax-exempt income, Including Dividends, Amount	(614,000,000)		(981,000,000)		(863,000,000)
Tax-exempt income, Including Dividends, Percent			74.20%		(19.80%)
Non-U.S. Tax Differential, Amount	(383,000,000)		(190,000,000)		(709,000,000)
Non-U.S. Tax Differential, Percent			14.40%		(16.30%)
Changes in Prior Period UTBs (including interest), Amount	(239,000,000)		(349,000,000)		87,000,000
Changes in Prior Period UTBs (including interest), Percent			26.40%		2.00%
Goodwill - Impairment and Other, Amount	1,420,000,000		4,508,000,000
Goodwill - Impairment and Other, Percent			(341.00%)
Non-U.S. Statutory Rate Reductions, Amount	860,000,000		392,000,000
Non-U.S. Statutory Rate Reductions, Percent			(29.70%)
Leveraged Lease Tax Differential, Amount	121,000,000		98,000,000		59,000,000
Leveraged Lease Tax Differential, Percent			(7.40%)		1.40%
Nondeductible Expenses, Amount	119,000,000		99,000,000		69,000,000
Nondeductible Expenses, Percent			(7.50%)		1.60%
Other, Amount	(30,000,000)		(43,000,000)		(130,000,000)
Other, Percent			3.20%		(3.00%)
Total Income tax expense (benefit)	(1,676,000,000)		915,000,000		(1,916,000,000)
Total Income Tax Expense (Benefit)			(69.20%)		(44.00%)
Reconciliation of Unrecognized Tax Benefits [Roll Forward]
Beginning Balance	5,169,000,000		5,253,000,000		3,541,000,000
Increases Related to Positions Taken During the Current Year	219,000,000		172,000,000		181,000,000
Positions Acquired Or Assumed In Business Combinations					1,924,000,000
Increases Related to Positions Taken During Prior Years	879,000,000	[1]	755,000,000	[1]	791,000,000	[1]
Decreases Related to Positions Taken During Prior Years	(1,669,000,000)	[1]	(657,000,000)	[1]	(554,000,000)	[1]
Settlements	(277,000,000)		(305,000,000)		(615,000,000)
Expiration of Statute of Limitations	(118,000,000)		(49,000,000)		(15,000,000)
Ending Balance	4,203,000,000		5,169,000,000		5,253,000,000
Income Tax Disclosure [Abstract]
Other Comprehensive Income (Loss), Tax	3,000,000,000		3,200,000,000		1,600,000,000
Tax Effect on Common Stock and Additional Paid In Capital from Employee Stock Purchase Plan Activity	19,000,000		98,000,000		295,000,000
Unrecognized Tax Benefits that Would Impact Effective Tax Rate	3,300,000,000		3,400,000,000		4,000,000,000
Significant Change in Unrecognized Tax Benefits is Reasonably Possible, Amount of Unrecorded Benefit	2,600,000,000
Income Tax Examination, Penalties and Interest Expense	(168,000,000)		99,000,000
Income Tax Examination, Penalties and Interest Accrued	787,000,000		1,100,000,000
Amount Related To Employee Stock Plan Deductions	56,000,000
Deferred Tax Liabilities, Undistributed Foreign Earnings	18,500,000,000		17,900,000,000
Additional Tax Expense Net Of Credits For Foreign Taxes Paid And Related Foreign Withholding Taxes	2,500,000,000		2,600,000,000
Deferred Tax Assets
Deferred Tax Assets, NOL Carryforwards	14,307,000,000		18,732,000,000
Deferred Tax Assets, Allowance for Credit Losses	11,824,000,000		14,659,000,000
Deferred Tax Assets, Accrued Expenses	8,340,000,000		3,550,000,000
Deferred Tax Assets, Employee Compensation and Retirement Benefits	4,792,000,000		3,868,000,000
Deferred Tax Assets, Credit Carryforwards	4,510,000,000		4,183,000,000
Deferred Tax Assets State Income Taxes	2,489,000,000		1,791,000,000
Deferred Tax Assets Security And Loan Valuation	1,091,000,000		427,000,000
Deferred Tax Assets, Capital Loss Carryforwards	0		1,530,000,000
Deferred Tax Assets, Other	1,654,000,000		1,960,000,000
Gross Deferred Tax Assets	49,007,000,000		50,700,000,000
Deferred Tax Assets, Valuation Allowance	(1,796,000,000)		(2,976,000,000)
Deferred Tax Assets, Net of Valuation Allowance	47,211,000,000		47,724,000,000
Deferred Tax Liabilities
Deferred Tax Liabilities Long Term Borrowings	3,360,000,000		3,328,000,000
Deferred Tax Liabilities, Equipment Lease Financing	3,042,000,000		2,957,000,000
Deferred Tax Liabilities, Mortgage Servicing Rights	1,993,000,000		4,280,000,000
Deferred Tax Liabilities, Intangibles	1,894,000,000		2,146,000,000
Deferred Tax Liabilities Available For Sale Securities	1,811,000,000		4,330,000,000
Deferred Tax Liabilities, Fee Income	1,038,000,000		1,235,000,000
Deferred Tax Liabilities, Other	2,074,000,000		2,375,000,000
Gross Deferred Tax Liabilities	15,212,000,000		20,651,000,000
Net Deferred Tax Assets	31,999,000,000		27,073,000,000
Net Operating Losses Before Benefit Of Federal Deductions	2,900,000,000
Valuation Allowance Before Considering Benefit Of Federal Deductions	1,400,000,000
Minimum [Member]
Income Tax Disclosure [Abstract]
Number Of Jurisdictions For Filling Income Tax Returns	100
Domestic Country [Member]
Deferred Tax Assets
Deferred Tax Assets, NOL Carryforwards	5,088,000,000
Deferred Tax Liabilities
Net Deferred Tax Asset	5,088,000,000
Net Operating Losses - Other [Member]
Deferred Tax Assets
Deferred Tax Assets, NOL Carryforwards	383,000,000
Deferred Tax Liabilities
Valuation Allowance	(251,000,000)
Net Deferred Tax Asset	132,000,000
Foreign Country [Member]
Deferred Tax Assets
Deferred Tax Assets, NOL Carryforwards	8,836,000,000
Deferred Tax Liabilities
Net Deferred Tax Asset	8,836,000,000
State and Local Jurisdiction [Member]
Deferred Tax Assets
Deferred Tax Assets, NOL Carryforwards	1,879,000,000	[2]
Deferred Tax Liabilities
Valuation Allowance	(915,000,000)	[2]
Net Deferred Tax Asset	964,000,000	[2]
General Business [Member]
Deferred Tax Assets
Deferred Tax Assets, NOL Carryforwards	2,327,000,000
Deferred Tax Liabilities
Net Deferred Tax Asset	2,327,000,000
Foreign Tax Credits [Member]
Deferred Tax Assets
Deferred Tax Assets, NOL Carryforwards	2,183,000,000
Deferred Tax Liabilities
Valuation Allowance	(246,000,000)
Net Deferred Tax Asset	$ 1,937,000,000

[1]	The sum per year of positions taken during prior years differs from the $(239) million, $(349) million and $87 million in the Reconciliation of Income Tax Expense (Benefit) table due to temporary items and jurisdictional offsets, as well as the inclusion of interest in the Reconciliation of Income Tax Expense (Benefit) table.
[2]	The NOLs and related valuation allowances for U.S. states before considering the benefit of federal deductions were $2.9 billion and $1.4 billion.

Fair Value Measurements - Recurring Fair Value (Details) (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2011		Dec. 31, 2009
Assets
Federal funds sold and securities borrowed or purchased under agreements to resell	$ 78,599,000,000		$ 87,453,000,000
Derivative assets	73,000,000,000		73,023,000,000
Mortgage servicing rights	14,900,000,000		7,378,000,000		19,465,000,000
Loans held-for-sale	25,942,000,000		7,630,000,000
Other assets	70,531,000,000		37,084,000,000
Liabilities
Federal funds purchased and securities loaned or sold under agreements to repurchase	37,424,000,000		34,235,000,000
Long-term debt	50,984,000,000		46,239,000,000
Gross transfers between Level One and Level Two	1,300,000,000
Fair Value, Measurements, Recurring [Member]
Assets
Federal funds sold and securities borrowed or purchased under agreements to resell	78,599,000,000		87,453,000,000
Total trading account assets	194,671,000,000		169,319,000,000
Derivative assets	73,000,000,000		73,023,000,000
Total available-for-sale debt securities	337,627,000,000		276,151,000,000
Loans And Leases Fair Value Disclosure	3,321,000,000		8,804,000,000
Mortgage servicing rights	14,900,000,000		7,378,000,000
Loans held-for-sale	25,942,000,000		7,630,000,000
Other assets	70,531,000,000		37,084,000,000
Total assets	798,591,000,000		666,842,000,000
Liabilities
Interest-bearing deposits in U.S. offices	2,732,000,000		3,297,000,000
Federal funds purchased and securities loaned or sold under agreements to repurchase	37,424,000,000		34,235,000,000
Total trading account liabilities	71,985,000,000		60,508,000,000
Derivative liabilities	55,914,000,000	[1]	59,520,000,000	[1]
Commercial paper and other short-term borrowings	7,178,000,000		6,558,000,000
Accrued expenses and other liabilities	33,229,000,000		15,743,000,000
Long-term debt	50,984,000,000		46,239,000,000
Total liabilities	259,446,000,000		226,100,000,000
Fair Value, Measurements, Recurring [Member] | Level 1 [Member]
Assets
Total trading account assets	77,152,000,000	[2]	82,455,000,000	[3]
Derivative assets	2,627,000,000	[1],[2]	2,186,000,000	[1],[3]
Total available-for-sale debt securities	47,463,000,000	[2]	41,073,000,000	[3]
Other assets	32,624,000,000	[2]	18,963,000,000	[3]
Total assets	159,866,000,000	[2]	144,677,000,000	[3]
Liabilities
Total trading account liabilities	52,897,000,000	[2]	49,968,000,000	[3]
Derivative liabilities	1,799,000,000	[1],[2]	2,055,000,000	[1],[3]
Accrued expenses and other liabilities	31,470,000,000	[2]	13,832,000,000	[3]
Total liabilities	86,166,000,000	[2]	65,855,000,000	[3]
Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Assets
Federal funds sold and securities borrowed or purchased under agreements to resell	78,599,000,000	[2]	87,453,000,000	[3]
Total trading account assets	101,994,000,000	[2]	75,409,000,000	[3]
Derivative assets	1,516,244,000,000	[1],[2]	1,865,310,000,000	[1],[3]
Total available-for-sale debt securities	274,291,000,000	[2]	227,066,000,000	[3]
Loans And Leases Fair Value Disclosure			6,060,000,000	[3]
Loans held-for-sale	21,802,000,000	[2]	4,243,000,000	[3]
Other assets	31,051,000,000	[2]	13,886,000,000	[3]
Total assets	2,023,981,000,000	[2]	2,279,427,000,000	[3]
Liabilities
Interest-bearing deposits in U.S. offices	2,732,000,000	[2]	3,297,000,000	[3]
Federal funds purchased and securities loaned or sold under agreements to repurchase	37,424,000,000	[2]	34,235,000,000	[3]
Total trading account liabilities	19,081,000,000	[2]	10,426,000,000	[3]
Derivative liabilities	1,492,963,000,000	[1],[2]	1,850,804,000,000	[1],[3]
Accrued expenses and other liabilities	931,000,000	[2]	1,897,000,000	[3]
Long-term debt	47,998,000,000	[2]	43,296,000,000	[3]
Total liabilities	1,607,601,000,000	[2]	1,950,513,000,000	[3]
Fair Value, Measurements, Recurring [Member] | Level 3 [Member]
Assets
Total trading account assets	15,525,000,000		11,455,000,000
Derivative assets	18,773,000,000	[1]	14,366,000,000	[1]	23,048,000,000
Total available-for-sale debt securities	15,873,000,000		8,012,000,000
Loans And Leases Fair Value Disclosure	3,321,000,000		2,744,000,000
Mortgage servicing rights	14,900,000,000		7,378,000,000
Loans held-for-sale	4,140,000,000		3,387,000,000
Other assets	6,856,000,000		4,235,000,000
Total assets	79,388,000,000		51,577,000,000
Liabilities
Total trading account liabilities	7,000,000		114,000,000
Derivative liabilities	11,028,000,000	[1]	8,500,000,000	[1]	15,200,000,000
Accrued expenses and other liabilities	828,000,000		14,000,000
Long-term debt	2,986,000,000		2,943,000,000
Total liabilities	15,555,000,000		11,571,000,000
Fair Value, Measurements, Recurring [Member] | Netting Adjustments [Member]
Assets
Derivative assets	(1,464,644,000,000)	[1],[4]	(1,808,839,000,000)	[1],[4]
Total assets	(1,464,644,000,000)	[4]	(1,808,839,000,000)	[4]
Liabilities
Derivative liabilities	(1,449,876,000,000)	[1],[4]	(1,801,839,000,000)	[1],[4]
Total liabilities	(1,449,876,000,000)	[4]	(1,801,839,000,000)	[4]
U.S. government and agency securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets
Total trading account assets	60,811,000,000		52,613,000,000
Liabilities
Total trading account liabilities	29,340,000,000		20,710,000,000
U.S. government and agency securities [Member] | Fair Value, Measurements, Recurring [Member] | Level 1 [Member]
Assets
Total trading account assets	28,237,000,000	[2]	30,540,000,000	[3]
Liabilities
Total trading account liabilities	23,357,000,000	[2]	19,120,000,000	[3]
U.S. government and agency securities [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Assets
Total trading account assets	32,574,000,000	[2]	22,073,000,000	[3]
Liabilities
Total trading account liabilities	5,983,000,000	[2]	1,590,000,000	[3]
Corporate securities, trading loans and other [Member] | Fair Value, Measurements, Recurring [Member]
Assets
Total trading account assets	49,352,000,000		36,571,000,000
Liabilities
Total trading account liabilities	11,350,000,000		7,764,000,000
Corporate securities, trading loans and other [Member] | Fair Value, Measurements, Recurring [Member] | Level 1 [Member]
Assets
Total trading account assets	732,000,000	[2]	1,067,000,000	[3]
Liabilities
Total trading account liabilities	224,000,000	[2]	829,000,000	[3]
Corporate securities, trading loans and other [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Assets
Total trading account assets	40,869,000,000	[2]	28,624,000,000	[3]
Liabilities
Total trading account liabilities	11,119,000,000	[2]	6,821,000,000	[3]
Corporate securities, trading loans and other [Member] | Fair Value, Measurements, Recurring [Member] | Level 3 [Member]
Assets
Total trading account assets	7,751,000,000		6,880,000,000
Liabilities
Total trading account liabilities	7,000,000		114,000,000
Equity Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets
Total trading account assets	32,129,000,000		23,674,000,000
Liabilities
Total trading account liabilities	15,482,000,000		14,594,000,000
Equity Securities [Member] | Fair Value, Measurements, Recurring [Member] | Level 1 [Member]
Assets
Total trading account assets	23,249,000,000	[2]	17,181,000,000	[3]
Liabilities
Total trading account liabilities	14,568,000,000	[2]	13,259,000,000	[3]
Equity Securities [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Assets
Total trading account assets	8,257,000,000	[2]	5,949,000,000	[3]
Liabilities
Total trading account liabilities	914,000,000	[2]	1,335,000,000	[3]
Equity Securities [Member] | Fair Value, Measurements, Recurring [Member] | Level 3 [Member]
Assets
Total trading account assets	623,000,000		544,000,000
Non-U.S. sovereign debt [Member] | Fair Value, Measurements, Recurring [Member]
Assets
Total trading account assets	33,523,000,000		42,946,000,000
Liabilities
Total trading account liabilities	15,813,000,000		17,440,000,000
Non-U.S. sovereign debt [Member] | Fair Value, Measurements, Recurring [Member] | Level 1 [Member]
Assets
Total trading account assets	24,934,000,000	[2]	33,667,000,000	[3]
Liabilities
Total trading account liabilities	14,748,000,000	[2]	16,760,000,000	[3]
Non-U.S. sovereign debt [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Assets
Total trading account assets	8,346,000,000	[2]	8,937,000,000	[3]
Liabilities
Total trading account liabilities	1,065,000,000	[2]	680,000,000	[3]
Non-U.S. sovereign debt [Member] | Fair Value, Measurements, Recurring [Member] | Level 3 [Member]
Assets
Total trading account assets	243,000,000		342,000,000
Mortgage trading loans and ABS [Member] | Fair Value, Measurements, Recurring [Member]
Assets
Total trading account assets	18,856,000,000		13,515,000,000
Mortgage trading loans and ABS [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Assets
Total trading account assets	11,948,000,000	[2]	9,826,000,000	[3]
Mortgage trading loans and ABS [Member] | Fair Value, Measurements, Recurring [Member] | Level 3 [Member]
Assets
Total trading account assets	6,908,000,000		3,689,000,000
U.S. Treasury securities and agency securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets
Total available-for-sale debt securities	49,105,000,000		42,864,000,000
U.S. Treasury securities and agency securities [Member] | Fair Value, Measurements, Recurring [Member] | Level 1 [Member]
Assets
Total available-for-sale debt securities	46,003,000,000	[2]	39,389,000,000	[3]
U.S. Treasury securities and agency securities [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Assets
Total available-for-sale debt securities	3,102,000,000	[2]	3,475,000,000	[3]
Agency [Member] | Fair Value, Measurements, Recurring [Member]
Assets
Total available-for-sale debt securities	191,217,000,000		142,563,000,000
Agency [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Assets
Total available-for-sale debt securities	191,213,000,000	[2]	142,526,000,000	[3]
Agency [Member] | Fair Value, Measurements, Recurring [Member] | Level 3 [Member]
Assets
Total available-for-sale debt securities	4,000,000		37,000,000
Agency-collateralized mortgage obligations [Member] | Fair Value, Measurements, Recurring [Member]
Assets
Total available-for-sale debt securities	37,017,000,000		44,999,000,000
Agency-collateralized mortgage obligations [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Assets
Total available-for-sale debt securities	37,017,000,000	[2]	44,999,000,000	[3]
Non-agency residential [Member] | Fair Value, Measurements, Recurring [Member]
Assets
Total available-for-sale debt securities	23,117,000,000		14,767,000,000
Non-agency residential [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Assets
Total available-for-sale debt securities	21,649,000,000	[2]	13,907,000,000	[3]
Non-agency residential [Member] | Fair Value, Measurements, Recurring [Member] | Level 3 [Member]
Assets
Total available-for-sale debt securities	1,468,000,000		860,000,000
Non-agency commercial [Member] | Fair Value, Measurements, Recurring [Member]
Assets
Total available-for-sale debt securities	6,852,000,000		5,522,000,000
Non-agency commercial [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Assets
Total available-for-sale debt securities	6,833,000,000	[2]	5,482,000,000	[3]
Non-agency commercial [Member] | Fair Value, Measurements, Recurring [Member] | Level 3 [Member]
Assets
Total available-for-sale debt securities	19,000,000		40,000,000
Non-U.S. Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets
Total available-for-sale debt securities	4,139,000,000		4,920,000,000
Non-U.S. Securities [Member] | Fair Value, Measurements, Recurring [Member] | Level 1 [Member]
Assets
Total available-for-sale debt securities	1,440,000,000	[2]	1,664,000,000	[3]
Non-U.S. Securities [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Assets
Total available-for-sale debt securities	2,696,000,000	[2]	3,256,000,000	[3]
Non-U.S. Securities [Member] | Fair Value, Measurements, Recurring [Member] | Level 3 [Member]
Assets
Total available-for-sale debt securities	3,000,000
Corporate/Agency bonds [Member] | Fair Value, Measurements, Recurring [Member]
Assets
Total available-for-sale debt securities	5,291,000,000		3,035,000,000
Corporate/Agency bonds [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Assets
Total available-for-sale debt securities	5,154,000,000	[2]	2,873,000,000	[3]
Corporate/Agency bonds [Member] | Fair Value, Measurements, Recurring [Member] | Level 3 [Member]
Assets
Total available-for-sale debt securities	137,000,000		162,000,000
Other taxable securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets
Total available-for-sale debt securities	15,392,000,000		12,878,000,000
Other taxable securities [Member] | Fair Value, Measurements, Recurring [Member] | Level 1 [Member]
Assets
Total available-for-sale debt securities	20,000,000	[2]	20,000,000	[3]
Other taxable securities [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Assets
Total available-for-sale debt securities	2,354,000,000	[2]	8,593,000,000	[3]
Other taxable securities [Member] | Fair Value, Measurements, Recurring [Member] | Level 3 [Member]
Assets
Total available-for-sale debt securities	13,018,000,000		4,265,000,000
Tax-exempt securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets
Total available-for-sale debt securities	5,497,000,000		4,603,000,000
Tax-exempt securities [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Assets
Total available-for-sale debt securities	4,273,000,000	[2]	1,955,000,000	[3]
Tax-exempt securities [Member] | Fair Value, Measurements, Recurring [Member] | Level 3 [Member]
Assets
Total available-for-sale debt securities	1,224,000,000		2,648,000,000
Short-term Debt [Member] | Fair Value, Measurements, Recurring [Member] | Level 2 [Member]
Liabilities
Commercial paper and other short-term borrowings	6,472,000,000	[2]	6,558,000,000	[3]
Asset-backed Securities [Member] | Fair Value, Measurements, Recurring [Member] | Level 3 [Member]
Liabilities
Commercial paper and other short-term borrowings	$ 706,000,000

[1]	For further disaggregation of derivative assets and liabilities, see Note 4 – Derivatives.
[2]	Gross transfers between Level 1 and Level 2 were approximately $1.3 billion during 2010.
[3]	Gross transfers between Level 1 and Level 2 were not significant during 2011.
[4]	Amounts represent the impact of legally enforceable master netting agreements and also cash collateral held or placed with the same counterparties.

Fair Value Measurements - Reconciliation (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Derivative assets [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	$ 7,745	[1]	$ 7,863	[2],[3]	$ 2,270	[2]
Merrill Lynch Acquisition					2,307	[2]
Gains (Losses) Included in Earnings	5,199	[1]	8,118	[3]	5,526	[2]
Gross Purchases	1,235	[1]
Gross Sales	(1,553)	[1]
Gross Settlements	(7,779)	[1]
Purchases, Issuances and Settlements			(8,778)	[3]	(7,906)	[2]
Gross Transfers into Level 3	1,199	[1]	1,067	[3]
Gross Transfers out of Level 3	(180)	[1]	(525)	[3]
Transfers into/(out of) Level 3					5,666	[2]
Balance December 31	5,866	[1]	7,745	[1]	7,863	[2],[3]
Available-for-sale debt securities [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	15,873		20,346		18,702
Consolidation of VIEs	0		5,716
Merrill Lynch Acquisition					2,509
Gains (Losses) Included in Earnings	(123)		(1,108)		(1,518)
Gains (Losses) Included in OCI	19		(193)		3,327
Gross Purchases	7,138
Gross Sales	(2,728)
Gross Settlements	(6,377)
Purchases, Issuances and Settlements			(11,946)		(2,488)
Gross Transfers into Level 3	548		3,503
Gross Transfers out of Level 3	(6,338)		(445)
Transfers into/(out of) Level 3					(186)
Balance December 31	8,012		15,873		20,346
Agency [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	4
Gains (Losses) Included in OCI			0
Gross Purchases	14
Gross Sales	(11)
Purchases, Issuances and Settlements			4
Gross Transfers into Level 3	34		0
Gross Transfers out of Level 3	(4)
Balance December 31	37		4
Agency-collateralized mortgage obligations [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	0
Gross Purchases	56
Gross Sales	(56)
Non-Agency Residential MBS [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	1,468		7,216		5,439
Consolidation of VIEs			113
Merrill Lynch Acquisition					2,509
Gains (Losses) Included in Earnings	(158)		(646)		(1,159)
Gains (Losses) Included in OCI	41		(169)		2,738
Gross Purchases	11
Gross Sales	(307)
Gross Settlements	(568)
Purchases, Issuances and Settlements			(6,767)		(4,187)
Gross Transfers into Level 3	373		1,909
Gross Transfers out of Level 3			(188)
Transfers into/(out of) Level 3					1,876
Balance December 31	860		1,468		7,216
Non-Agency Commercial MBS [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	19		258		657
Gains (Losses) Included in Earnings			(13)		(185)
Gains (Losses) Included in OCI			(31)		(7)
Gross Purchases	15
Gross Sales	0
Purchases, Issuances and Settlements			(178)		(155)
Gross Transfers into Level 3	6		71
Gross Transfers out of Level 3			(88)
Transfers into/(out of) Level 3					(52)
Balance December 31	40		19		258
Non-U.S. Securities [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	3		468		1,247
Gains (Losses) Included in Earnings			(125)		(79)
Gains (Losses) Included in OCI			(75)		(226)
Gross Sales	0
Purchases, Issuances and Settlements			(321)		(73)
Gross Transfers into Level 3	88		56
Gross Transfers out of Level 3	(91)		0
Transfers into/(out of) Level 3					(401)
Balance December 31			3		468
Corporate Bond [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	137		927		1,598
Gains (Losses) Included in Earnings	(12)		(3)		(22)
Gains (Losses) Included in OCI	(8)		47		127
Gross Purchases	304
Gross Sales	(17)
Purchases, Issuances and Settlements			(847)		324
Gross Transfers into Level 3	7		32
Gross Transfers out of Level 3	(249)		(19)
Transfers into/(out of) Level 3					(1,100)
Balance December 31	162		137		927
Other taxable securities [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	13,018		9,854		9,599
Consolidation of VIEs			5,603
Gains (Losses) Included in Earnings	26		(296)		(75)
Gains (Losses) Included in OCI	21		44		669
Gross Purchases	3,876
Gross Sales	(2,245)
Gross Settlements	(5,112)
Purchases, Issuances and Settlements			(3,263)		815
Gross Transfers into Level 3	2		1,119
Gross Transfers out of Level 3	(5,321)		(43)
Transfers into/(out of) Level 3					(1,154)
Balance December 31	4,265		13,018		9,854
Tax-exempt securities [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	1,224		1,623		162
Gains (Losses) Included in Earnings	21		(25)		2
Gains (Losses) Included in OCI	(35)		(9)		26
Gross Purchases	2,862
Gross Sales	(92)
Gross Settlements	(697)
Purchases, Issuances and Settlements			(574)		788
Gross Transfers into Level 3	38		316
Gross Transfers out of Level 3	(673)		(107)
Transfers into/(out of) Level 3					645
Balance December 31	2,648		1,224		1,623
Trading Account Assets [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	15,459		21,077		6,733
Consolidation of VIEs			292
Merrill Lynch Acquisition					18,184
Gains (Losses) Included in Earnings	1,068		1,282		(152)
Gross Purchases	8,428
Gross Sales	(11,876)
Gross Settlements	(1,945)
Purchases, Issuances and Settlements			(7,010)		(3,340)
Gross Transfers into Level 3	1,910		3,241
Gross Transfers out of Level 3	(1,589)		(3,357)
Transfers into/(out of) Level 3					(348)
Balance December 31	11,455		15,459		21,077
Corporate securities, trading loans and other [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	7,751	[4]	11,080	[4]	4,540
Consolidation of VIEs			117	[4]
Merrill Lynch Acquisition					7,012
Gains (Losses) Included in Earnings	490	[4]	848	[4]	370
Gross Purchases	5,683	[4]
Gross Sales	(6,664)	[4]
Gross Settlements	(1,362)	[4]
Purchases, Issuances and Settlements			(4,852)	[4]	(2,015)
Gross Transfers into Level 3	1,695	[4]	2,599	[4]
Gross Transfers out of Level 3	(713)	[4]	(2,041)	[4]
Transfers into/(out of) Level 3					1,173
Balance December 31	6,880	[4]	7,751	[4]	11,080	[4]
Equity Securities [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	557		1,084		546
Merrill Lynch Acquisition					3,848
Gains (Losses) Included in Earnings	49		(81)		(396)
Gross Purchases	335
Gross Sales	(362)
Gross Settlements	(140)
Purchases, Issuances and Settlements			(342)		(2,425)
Gross Transfers into Level 3	132		131
Gross Transfers out of Level 3	(27)		(169)
Transfers into/(out of) Level 3					(489)
Balance December 31	544		557		1,084
Non-U.S. sovereign debt [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	243		1,143
Merrill Lynch Acquisition					30
Gains (Losses) Included in Earnings	87		(138)		136
Gross Purchases	188
Gross Sales	(137)
Gross Settlements	(3)
Purchases, Issuances and Settlements			(157)		167
Gross Transfers into Level 3	8		115
Gross Transfers out of Level 3	(44)		(720)
Transfers into/(out of) Level 3					810
Balance December 31	342		243		1,143
Mortgage trading loans and ABS [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	6,908		7,770		1,647
Consolidation of VIEs			175
Merrill Lynch Acquisition					7,294
Gains (Losses) Included in Earnings	442		653		(262)
Gross Purchases	2,222
Gross Sales	(4,713)
Gross Settlements	(440)
Purchases, Issuances and Settlements			(1,659)		933
Gross Transfers into Level 3	75		396
Gross Transfers out of Level 3	(805)		(427)
Transfers into/(out of) Level 3					(1,842)
Balance December 31	3,689		6,908		7,770
Loans and leases [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	3,321	[4],[5]	4,936	[4]	5,413	[4]
Consolidation of VIEs	5,194	[4],[5]
Merrill Lynch Acquisition					2,452	[4]
Gains (Losses) Included in Earnings	(55)	[4],[5]	(89)	[4]	515	[4]
Gross Purchases	21	[4],[5]
Gross Sales	(2,644)	[4],[5]
Gross Issuances	3,118	[4],[5]
Gross Settlements	(1,830)	[4],[5]
Purchases, Issuances and Settlements			(1,526)	[4]	(3,718)	[4]
Gross Transfers into Level 3	5	[4],[5]
Gross Transfers out of Level 3	(4,386)	[4],[5]
Transfers into/(out of) Level 3					274	[4]
Balance December 31	2,744	[4],[5]	3,321	[4],[5]	4,936	[4]
Mortgage servicing rights [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	14,900	[5]	19,465		12,733
Merrill Lynch Acquisition					209
Gains (Losses) Included in Earnings	(5,661)	[5]	(4,321)		5,286
Gross Sales	(896)	[5]
Gross Issuances	1,656	[5]
Gross Settlements	(2,621)	[5]
Purchases, Issuances and Settlements			(244)		1,237
Balance December 31	7,378	[5]	14,900	[5]	19,465
Loans held-for-sale [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	4,140	[4]	6,942	[4]	3,382	[4]
Merrill Lynch Acquisition					3,872	[4]
Gains (Losses) Included in Earnings	36	[4]	482	[4]	678	[4]
Gross Purchases	157	[4]
Gross Sales	(483)	[4]
Gross Settlements	(961)	[4]
Purchases, Issuances and Settlements			(3,714)	[4]	(1,048)	[4]
Gross Transfers into Level 3	565	[4]	624	[4]
Gross Transfers out of Level 3	(67)	[4]	(194)	[4]
Transfers into/(out of) Level 3					58	[4]
Balance December 31	3,387	[4]	4,140	[4]	6,942	[4]
Other assets [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	6,922	[6]	7,821	[7]	4,157	[7]
Merrill Lynch Acquisition					2,696	[7]
Gains (Losses) Included in Earnings	140	[6]	1,946	[7]	1,273	[7]
Gross Purchases	1,932	[6]
Gross Sales	(2,391)	[6]
Gross Settlements	(768)	[6]
Purchases, Issuances and Settlements			(2,612)	[7]	(308)	[7]
Gross Transfers into Level 3	375	[6]
Gross Transfers out of Level 3	(1,975)	[6]	(299)	[7]
Transfers into/(out of) Level 3					3	[7]
Balance December 31	4,235	[6]	6,922	[6]	7,821	[7]
Trading Liabilities [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance			(396)
Gains (Losses) Included in Earnings			18		(38)
Purchases, Issuances and Settlements			(6)		4
Gross Transfers into Level 3			(52)
Gross Transfers out of Level 3			(429)
Transfers into/(out of) Level 3					(362)
Balance December 31			(7)		(396)
Trading Liabilities [Member] | Corporate securities, trading loans and other [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	(7)		(10)
Gains (Losses) Included in Earnings	4		(5)
Gross Purchases	133
Gross Sales	(189)
Purchases, Issuances and Settlements			11		4
Gross Transfers into Level 3	(65)		(52)
Gross Transfers out of Level 3	(10)		(49)
Transfers into/(out of) Level 3					(14)
Balance December 31	(114)		(7)		(10)
Trading Liabilities [Member] | Non-U.S. sovereign debt [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance			(386)
Gains (Losses) Included in Earnings			23		(38)
Purchases, Issuances and Settlements			(17)
Gross Transfers out of Level 3			(380)
Transfers into/(out of) Level 3					(348)
Balance December 31					(386)
Short-term Debt [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	(706)	[4]	(707)	[4]	(816)	[4]
Gains (Losses) Included in Earnings	(30)	[4]	(95)	[4]	(11)	[4]
Gross Settlements	86	[4]
Purchases, Issuances and Settlements			96	[4]	120	[4]
Gross Transfers out of Level 3	(650)	[4]
Balance December 31			(706)	[4]	(707)	[4]
Accrued Liabilities [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	(828)	[4]	(891)	[4]	(1,124)	[4]
Merrill Lynch Acquisition					(1,337)	[4]
Gains (Losses) Included in Earnings	61	[4]	146	[4]	1,396	[4]
Gross Sales	(2)	[4]
Gross Issuances	(9)	[4]
Gross Settlements	3	[4]
Purchases, Issuances and Settlements			(83)	[4]	174	[4]
Gross Transfers out of Level 3	(761)	[4]
Balance December 31	(14)	[4]	(828)	[4]	(891)	[4]
Long-term Debt [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Beginning Balance	(2,986)	[4]	(4,660)	[4]
Merrill Lynch Acquisition					(7,481)	[4]
Gains (Losses) Included in Earnings	(188)	[4]	697	[4]	(2,310)	[4]
Gross Purchases	520	[4]
Gross Sales	(72)	[4]
Gross Issuances	(520)	[4]
Gross Settlements	838	[4]
Purchases, Issuances and Settlements			1,074	[4]	830	[4]
Gross Transfers into Level 3	(2,111)	[4]	(1,881)	[4]
Gross Transfers out of Level 3	(1,576)	[4]	(1,784)	[4]
Transfers into/(out of) Level 3					4,301	[4]
Balance December 31	(2,943)	[4]	(2,986)	[4]	(4,660)	[4]
Reclass [Member] | Trading Account Assets [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Balance December 31			15,525
Reclass [Member] | Equity Securities [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Balance December 31			623
Reclass [Member] | Other assets [Member]
Reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs Level(3)
Balance December 31			$ 6,856	[7]

[1]	Net derivatives at December 31, 2011 include derivative assets of $14.4 billion and derivative liabilities of $8.5 billion.
[2]	Net derivatives at December 31, 2009 include derivative assets of $23.0 billion and derivative liabilities of $15.2 billion.
[3]	Net derivatives at December 31, 2010 include derivative assets of $18.8 billion and derivative liabilities of $11.0 billion.
[4]	Amounts represent items that are accounted for under the fair value option.
[5]	Issuances represent loan originations and mortgage servicing rights retained following securitizations or whole loan sales.
[6]	Other assets is primarily comprised of net monoline exposure to a single counterparty and private equity investments.
[7]	Other assets is primarily comprised of AFS marketable equity securities.

Fair Value Measurements - Gains and Losses (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Equity Investment Income (Loss)	$ 242		$ 1,967		$ 968
Trading Account Profits (Losses)	2,485		422		(4,990)
Mortgage Banking Income (Loss)	(2,109)	[1]	4,994	[1]	13,857	[1]
Other Income (Loss)	(167)		(307)		810
Total	451		7,076		10,645
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Equity Investment Income	(309)		50		(177)
Trading Account Profits (Losses)	1,311		24		(5,744)
Mortgage Banking Income (Loss)	(5,813)	[1]	(5,143)	[1]	4,587	[1]
Other Income (Loss)	(596)		(185)		2,811
Total	(5,407)		(5,254)		1,477
Corporate securities, trading loans and other [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Trading Account Profits (Losses)	490	[2]	848	[2]	370
Total	490	[2]	848	[2]	370
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Trading Account Profits (Losses)	(86)	[2]	289	[2]	89
Total	(86)	[2]	289	[2]	89
Equity Securities [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Trading Account Profits (Losses)	49		(81)		(396)
Total	49		(81)		(396)
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Trading Account Profits (Losses)	(60)		(50)		(328)
Total	(60)		(50)		(328)
Non-U.S. sovereign debt [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Trading Account Profits (Losses)	87		(138)		136
Total	87		(138)		136
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Trading Account Profits (Losses)	101		(144)		137
Trading Account Profits (Losses)			52		(38)
Total	101		(144)		137
Total			52		(38)
Mortgage trading loans and ABS [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Trading Account Profits (Losses)	442		653		(262)
Total	442		653		(262)
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Trading Account Profits (Losses)	30		227		(332)
Total	30		227		(332)
Trading Account Assets [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Trading Account Profits (Losses)	1,068		1,282		(152)
Total	1,068		1,282		(152)
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Trading Account Profits (Losses)	(15)		322		(434)
Total	(15)		322		(434)
Derivative assets [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Trading Account Profits (Losses)	1,516		(1,257)		(2,526)
Mortgage Banking Income (Loss)	3,683	[1]	9,375	[1]	8,052	[1]
Total	5,199		8,118		5,526
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Trading Account Profits (Losses)	1,430		(945)		(2,761)
Mortgage Banking Income (Loss)	1,351	[1]	676	[1]	348	[1]
Total	2,781		(269)		(2,413)
Non-Agency Residential MBS [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Mortgage Banking Income (Loss)			(16)	[1]	(20)	[1]
Other Income (Loss)	(158)		(630)		(1,139)
Total	(158)		(646)		(1,159)
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Mortgage Banking Income (Loss)			(2)	[1]	(20)	[1]
Other Income (Loss)	(195)		(162)		(659)
Total	(195)		(164)		(679)
Non-Agency Commercial MBS [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Other Income (Loss)			(13)		(185)
Total			(13)		(185)
Non-U.S. Securities [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Other Income (Loss)			(125)		(79)
Total			(125)		(79)
Corporate/Agency bonds [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Other Income (Loss)	(12)		(3)		(22)
Total	(12)		(3)		(22)
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Other Income (Loss)	(14)
Total	(14)
Other taxable securities [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Trading Account Profits (Losses)	16		(295)
Other Income (Loss)	10		(1)		(75)
Total	26		(296)		(75)
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Trading Account Profits (Losses)					(11)
Other Income (Loss)	13				(3)
Total	13				(14)
Tax-exempt securities [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Trading Account Profits (Losses)	(3)		23
Other Income (Loss)	24		(48)		2
Total	21		(25)		2
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Trading Account Profits (Losses)					(2)
Other Income (Loss)					(8)
Total					(10)
Available-for-sale debt securities [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Trading Account Profits (Losses)	13		(272)
Mortgage Banking Income (Loss)			(16)	[1]	(20)	[1]
Other Income (Loss)	(136)		(820)		(1,498)
Total	(123)		(1,108)		(1,518)
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Trading Account Profits (Losses)					(13)
Mortgage Banking Income (Loss)					(20)	[1]
Other Income (Loss)	(196)				(670)
Total	(196)				(703)
Loans and leases [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Trading Account Profits (Losses)					(11)	[2]
Mortgage Banking Income (Loss)	(13)	[1],[2]
Other Income (Loss)	(42)	[2]	(89)	[2]	526	[2]
Total	(55)	[2]	(89)	[2]	515	[2]
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Other Income (Loss)	(260)	[2]	(142)	[2]	210	[2]
Total	(260)	[2]	(142)	[2]	210	[2]
Mortgage servicing rights [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Mortgage Banking Income (Loss)	(5,661)	[1]	(4,321)	[1]	5,286	[1]
Total	(5,661)		(4,321)		5,286
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Mortgage Banking Income (Loss)	(6,958)	[1]	(5,740)	[1]	4,100	[1]
Total	(6,958)		(5,740)		4,100
Loans held-for-sale [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Trading Account Profits (Losses)					(216)	[2]
Mortgage Banking Income (Loss)	(108)	[1],[2]	72	[1],[2]	306	[1],[2]
Other Income (Loss)	144	[2]	410	[2]	588	[2]
Total	36	[2]	482	[2]	678	[2]
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Trading Account Profits (Losses)			10	[2]	(195)	[2]
Mortgage Banking Income (Loss)	(153)	[1],[2]	(9)	[1],[2]	164	[1],[2]
Other Income (Loss)	5	[2]	258	[2]	695	[2]
Total	(148)	[2]	259	[2]	664	[2]
Other assets [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Equity Investment Income (Loss)	242		1,967		968
Mortgage Banking Income (Loss)	(51)	[1]	(21)	[1]	244	[1]
Other Income (Loss)	(51)				61
Total	140		1,946		1,273
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Equity Investment Income (Loss)	(309)		50		(177)
Mortgage Banking Income (Loss)	(53)	[1]	(22)	[1]	6	[1]
Other Income (Loss)	(51)				1,061
Total	(413)		28		890
Non-U.S. sovereign debt [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Trading Account Profits (Losses)			23
Total			23
Corporate securities and other [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Trading Account Profits (Losses)			(5)
Total			(5)
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Trading Account Profits (Losses)	3
Total	3
Trading Liabilities [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Trading Account Profits (Losses)	4		18		(38)
Total	4		18		(38)
Short-term Debt [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Mortgage Banking Income (Loss)	(30)	[1],[2]	(95)	[1],[2]	(11)	[1],[2]
Total	(30)	[2]	(95)	[2]	(11)	[2]
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Mortgage Banking Income (Loss)			(46)	[1],[2]	(11)	[1],[2]
Total			(46)	[2]	(11)	[2]
Accrued expenses and other liabilities [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Trading Account Profits (Losses)	(10)	[2]	(26)	[2]	36	[2]
Mortgage Banking Income (Loss)	71	[1],[2]
Other Income (Loss)			172	[2]	1,360	[2]
Total	61	[2]	146	[2]	1,396	[2]
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Other Income (Loss)			(182)	[2]	1,740	[2]
Total			(182)	[2]	1,740	[2]
Long-term Debt [Member]
Level 3 Total Realized and Unrealized Gains (Losses) Related to Assets Included in Earnings
Trading Account Profits (Losses)	(106)	[2]	677	[2]	(2,083)	[2]
Other Income (Loss)	(82)	[2]	20	[2]	(227)	[2]
Total	(188)		697	[2]	(2,310)	[2]
Level 3 Changes in Unrealized Gains (Losses) Relating to Assets Still Held at Reporting Date
Trading Account Profits (Losses)	(107)	[2]	585	[2]	(2,303)	[2]
Other Income (Loss)	(94)	[2]	43	[2]	(225)	[2]
Total	$ (201)	[2]	$ 628	[2]	$ (2,528)	[2]

[1]	Mortgage banking income does not reflect the impact of Level 1 and Level 2 hedges on MSRs.
[2]	Amounts represent items that are accounted for under the fair value option.

Fair Value Measurements - Nonrecurring Fair Value (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis
Loans held-for-sale	$ 7,630		$ 25,942
Other assets	37,084		70,531
Gains (Losses) on loans held-for-sale	(181)		174		(1,288)
Gains (Losses) on loans and leases	(4,813)	[1]	(6,074)	[1]	(5,596)	[1]
Gains (Losses) on Foreclosed Properties	(333)		(240)		(322)
Gains (Losses) on other assets			(50)		(268)
Level 2 [Member] | Fair Value, Measurements, Nonrecurring [Member]
Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis
Loans held-for-sale	2,662		931
Loans and Leases	9		23
Foreclosed properties			10	[2]
Other assets	44		8
Level 3 [Member] | Fair Value, Measurements, Nonrecurring [Member]
Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis
Loans held-for-sale	1,008		6,408
Loans and Leases	10,629		11,917
Foreclosed properties	2,531	[2]	2,125	[2]
Other assets	$ 885		$ 95

[1]	Gains (losses) represent charge-offs on real estate-secured loans.
[2]	Amounts are included in other assets on the Consolidated Balance Sheet and represent fair value and related losses on foreclosed properties that were written down subsequent to their initial classification as foreclosed properties.

Fair Value Measurements - Narrative (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Other assets [Member]		Dec. 31, 2010 Other assets [Member]		Dec. 31, 2011 Trading Account Assets [Member]	Dec. 31, 2010 Trading Account Assets [Member]	Dec. 31, 2011 Available-for-sale Securities [Member]	Dec. 31, 2010 Available-for-sale Securities [Member]	Dec. 31, 2011 Loans and leases [Member]		Dec. 31, 2011 Derivative assets [Member]		Dec. 31, 2010 Derivative assets [Member]		Dec. 31, 2011 Fair Value, Measurements, Recurring [Member]		Dec. 31, 2010 Fair Value, Measurements, Recurring [Member]		Dec. 31, 2011 Level 3 [Member] Fair Value, Measurements, Recurring [Member]		Dec. 31, 2010 Level 3 [Member] Fair Value, Measurements, Recurring [Member]		Dec. 31, 2009 Level 3 [Member] Fair Value, Measurements, Recurring [Member]	Dec. 31, 2011 Accrued Liabilities [Member]		Dec. 31, 2011 Long-term Debt [Member]		Dec. 31, 2010 Long-term Debt [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative assets	$ 73,023	$ 73,000															$ 73,023		$ 73,000		$ 14,366	[1]	$ 18,773	[1]	$ 23,048
Derivative liabilities included in net derivatives																	59,520	[1]	55,914	[1]	8,500	[1]	11,028	[1]	15,200
More significant transfers into Level 3			375	[2]			1,910	3,241	548	3,503	5	[3],[4]	1,199	[5]	1,067	[6]
Gross Transfers into Level 3																												2,111	[3]	1,881	[3]
More significant transfers out of Level 3			(1,975)	[2]	(299)	[7]	(1,589)	(3,357)	(6,338)	(445)	(4,386)	[3],[4]	(180)	[5]	(525)	[6]
Gross Transfers out of Level 3																										$ 761	[3]	$ 1,576	[3]	$ 1,784	[3]

[1]	For further disaggregation of derivative assets and liabilities, see Note 4 – Derivatives.
[2]	Other assets is primarily comprised of net monoline exposure to a single counterparty and private equity investments.
[3]	Amounts represent items that are accounted for under the fair value option.
[4]	Issuances represent loan originations and mortgage servicing rights retained following securitizations or whole loan sales.
[5]	Net derivatives at December 31, 2011 include derivative assets of $14.4 billion and derivative liabilities of $8.5 billion.
[6]	Net derivatives at December 31, 2010 include derivative assets of $18.8 billion and derivative liabilities of $11.0 billion.
[7]	Other assets is primarily comprised of AFS marketable equity securities.

Fair Value Option Election (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Loans Reported as Trading Account Assets [Member]
Fair Value Option Elections [Abstract]
Fair Value Carrying Amount	$ 1,151		$ 964
Contractual Principal Outstanding	2,371		1,917
Fair Value Carrying Amount Less Unpaid Principal	(1,220)		(953)
Consumer and Commercial Loans [Member]
Fair Value Option Elections [Abstract]
Fair Value Carrying Amount	8,804		3,269
Contractual Principal Outstanding	10,823		3,638
Fair Value Carrying Amount Less Unpaid Principal	(2,019)		(369)
Loans held-for-sale [Member]
Fair Value Option Elections [Abstract]
Fair Value Carrying Amount	7,630		25,942
Contractual Principal Outstanding	9,673		28,370
Fair Value Carrying Amount Less Unpaid Principal	(2,043)		(2,428)
Securities Financing Agreements [Member]
Fair Value Option Elections [Abstract]
Fair Value Carrying Amount	121,688		116,023
Contractual Principal Outstanding	121,092		115,053
Fair Value Carrying Amount Less Unpaid Principal	596		970
Other Assets [Member]
Fair Value Option Elections [Abstract]
Fair Value Carrying Amount	251		310
Long-term Deposits [Member]
Fair Value Option Elections [Abstract]
Fair Value Carrying Amount	3,297		2,732
Contractual Principal Outstanding	3,035		2,692
Fair Value Carrying Amount Less Unpaid Principal	262		40
Asset-backed Secured Financings [Member]
Fair Value Option Elections [Abstract]
Fair Value Carrying Amount	650		706
Contractual Principal Outstanding	1,271		1,356
Fair Value Carrying Amount Less Unpaid Principal	(621)		(650)
Unfunded loan commitments [Member]
Fair Value Option Elections [Abstract]
Fair Value Carrying Amount	1,249		866
Other Short-Term Borrowings [Member]
Fair Value Option Elections [Abstract]
Fair Value Carrying Amount	5,908		6,472
Contractual Principal Outstanding	5,909		6,472
Fair Value Carrying Amount Less Unpaid Principal	(1)
Long-term Debt [Member]
Fair Value Option Elections [Abstract]
Fair Value Carrying Amount	46,239		50,984
Contractual Principal Outstanding	55,854	[1]	54,656	[1]
Fair Value Carrying Amount Less Unpaid Principal	$ (9,615)	[1]	$ (3,672)	[1]

[1]	The majority of the difference between the fair value carrying amount and contractual principal outstanding at December 31, 2011 relates to the impact of widening of the Corporation’s credit spreads, as well as the fair value of the embedded derivative, where applicable.

Fair Value Option - Changes in FV of Assets and Liabilities (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	$ 9,595		$ 9,069		$ 1,658
Trading Account Assets [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	73		157		259
Corporate Loans [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option			84		546
Consumer and Commercial Loans [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	(260)
Loans held-for-sale [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	4,265		9,584		8,628
Securities Financing Agreements [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	127		52		(292)
Other Assets [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	196		107		202
Long-term Deposits [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	(77)		(48)		35
Asset-backed Secured Financings [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	(30)		(95)		(11)
Unfunded loan commitments [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	(429)		23		1,365
Short-term Debt [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	261		(192)		(236)
Long-term Debt [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	5,469	[1]	(603)	[1]	(8,838)	[1]
Trading Account Profits (Losses) [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	2,478		(654)		(3,722)
Trading Account Profits (Losses) [Member] | Trading Account Assets [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	73		157		259
Trading Account Profits (Losses) [Member] | Corporate Loans [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option			2		25
Trading Account Profits (Losses) [Member] | Consumer and Commercial Loans [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	15
Trading Account Profits (Losses) [Member] | Loans held-for-sale [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	(20)		0		(211)
Trading Account Profits (Losses) [Member] | Other Assets [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option					379
Trading Account Profits (Losses) [Member] | Asset-backed Secured Financings [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	0		0		0
Trading Account Profits (Losses) [Member] | Short-term Debt [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	261		(192)		(236)
Trading Account Profits (Losses) [Member] | Long-term Debt [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	2,149	[1]	(621)	[1]	(3,938)	[1]
Mortgage Banking Income (Loss) [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	4,107		8,996		8,240
Mortgage Banking Income (Loss) [Member] | Loans held-for-sale [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	4,137		9,091		8,251
Mortgage Banking Income (Loss) [Member] | Asset-backed Secured Financings [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	(30)		(95)		(11)
Other Income [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	3,010		727		(2,860)	[2]
Other Income [Member] | Corporate Loans [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option			82		521	[2]
Other Income [Member] | Consumer and Commercial Loans [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	(275)
Other Income [Member] | Loans held-for-sale [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	148		493		588	[2]
Other Income [Member] | Securities Financing Agreements [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	127		52		(292)	[2]
Other Income [Member] | Other Assets [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	196		107
Other Income [Member] | Long-term Deposits [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	(77)		(48)		35	[2]
Other Income [Member] | Asset-backed Secured Financings [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	0		0		0
Other Income [Member] | Unfunded loan commitments [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	(429)		23		1,365	[2]
Other Income [Member] | Short-term Debt [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	0		0		0
Other Income [Member] | Long-term Debt [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option	3,320	[1]	18	[1]	(4,900)	[1],[2]
Equity Securities [Member] | Other Income [Member] | Other Assets [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) Relating to Assets and Liabilities Accounted for Using Fair Value Option					$ (177)	[2]

[1]	Balances in other income (loss) for long-term debt relate to changes in fair value that were attributable to changes in the Corporation’s credit spreads.
[2]	Other assets includes $177 million of equity investment loss for 2009.

Fair Value of Financial Instruments (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Carrying And Fair Values Of Financial Instruments [Abstract]
Held-to-maturity debt securities, Amortized Cost	$ 35,265	$ 427
Deposits	1,033,041	1,010,430
Long-term Debt	372,265	448,431
Carrying Value [Member]
Carrying And Fair Values Of Financial Instruments [Abstract]
Held-to-maturity debt securities, Amortized Cost	35,265	427
Loans	870,520	876,739
Deposits	1,033,041	1,010,430
Long-term Debt	372,265	448,431
Fair Value [Member]
Carrying And Fair Values Of Financial Instruments [Abstract]
Held-to-maturity debt securities, Amortized Cost	35,442	427
Loans	843,392	861,695
Deposits	1,033,248	1,010,460
Long-term Debt	$ 343,211	$ 441,672

Mortgage Servicing Rights (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Activity for Residential First Mortgage MSRs
Balance, January 1	$ 14,900,000,000		$ 19,465,000,000
Additions	1,656,000,000		3,626,000,000
Sales	(896,000,000)		(110,000,000)
Impact Of Customer Payments	(2,621,000,000)	[1]	(3,760,000,000)	[1]
Impact Of Changes In Interest Rates And Other Market Factors	(4,890,000,000)	[2]	(3,224,000,000)	[2]
Model And Other Cash Flow Assumption Changes:
Projected Cash Flows, Primarily Due to Increases in Cost to Service Loans	(2,306,000,000)	[3]	(3,161,000,000)	[3]
Impact of Changes in the Home Price Index	428,000,000	[3]	937,000,000	[3]
Impact of Changes in the Prepayment Model	1,818,000,000	[3]	1,298,000,000	[3]
Other Model Changes	(711,000,000)	[3]	(171,000,000)	[3]
Balance, December 31	7,378,000,000		14,900,000,000
Mortgage Loans Serviced For Investors (in billions)	1,379,000,000,000		1,628,000,000,000
Commercial and Residential Reverse Mortgage [Member]
Servicing Assets at Fair Value [Line Items]
Servicing Asset at Amortized Cost	$ 132,000,000		$ 277,000,000

[1]	Represents the change in the market value of the MSR asset due to the impact of customer payments received during the period.
[2]	These amounts reflect changes in the modeled MSR fair value largely due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve.
[3]	These amounts reflect periodic adjustments to the valuation model as well as changes in certain cash flow assumptions such as costs to service and ancillary income per loan.

Mortgage Servicing Rights - Fair Value of MSRs (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Fixed [Member]
Assumption for Fair Value of MSRs
Weighted-Average OAS	2.80%	2.17%
Weighted-Average Life, in Years	0.0378	0.0485
Adjustable [Member]
Assumption for Fair Value of MSRs
Weighted-Average OAS	5.61%	5.12%
Weighted-Average Life, in Years	0.021	0.0229

Mortgage Servicing Rights - Sensitivity Analysis (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Decrease [Member]
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Change in Fair Value, Impact of 10%	639
Change in Fair Value, Impact of 20%	1,375
Change in Fair Value, Impact of 100 bps	375
Change in Fair Value, Impact of 200 bps	782
Increase [Member]
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Change in Fair Value, Impact of 10%	(561)
Change in Fair Value, Impact of 20%	(1,056)
Change in Fair Value, Impact of 100 bps	(345)
Change in Fair Value, Impact of 200 bps	(664)
Fixed [Member] | Decrease [Member]
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Impact Of 10 Percent Change	P.29Y
Impact Of 20 Percent Change	P.63Y
Fixed [Member] | Increase [Member]
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Impact Of 10 Percent Change	P.25Y
Impact Of 20 Percent Change	P.48Y
Adjustable [Member] | Decrease [Member]
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Impact Of 10 Percent Change	P.14
Impact Of 20 Percent Change	P.31
Adjustable [Member] | Increase [Member]
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Impact Of 10 Percent Change	P.12
Impact Of 20 Percent Change	P.23

Business Segment Information (Details) (USD $)	3 Months Ended	12 Months Ended									1 Months Ended	3 Months Ended	12 Months Ended
	Mar. 31, 2012 segments	Dec. 31, 2011 segments		Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2011 Consumer & Business Banking Segment [Member]	Dec. 31, 2010 Consumer & Business Banking Segment [Member]	Dec. 31, 2009 Consumer & Business Banking Segment [Member]	Jun. 30, 2011 Consumer Real Estate Services Segment [Member]	Dec. 31, 2010 Consumer Real Estate Services Segment [Member]	Dec. 31, 2011 Consumer Real Estate Services Segment [Member]	Dec. 31, 2010 Consumer Real Estate Services Segment [Member]	Dec. 31, 2009 Consumer Real Estate Services Segment [Member]	Dec. 31, 2011 Global Banking Segment [Member]	Dec. 31, 2010 Global Banking Segment [Member]	Dec. 31, 2009 Global Banking Segment [Member]	Dec. 31, 2011 Global Markets Segment [Member]	Dec. 31, 2010 Global Markets Segment [Member]	Dec. 31, 2009 Global Markets Segment [Member]	Dec. 31, 2011 Global Wealth and Investment Management Segment [Member]	Dec. 31, 2010 Global Wealth and Investment Management Segment [Member]	Dec. 31, 2009 Global Wealth and Investment Management Segment [Member]	Dec. 31, 2011 All Other Company Segments [Member]	Dec. 31, 2010 All Other Company Segments [Member]	Dec. 31, 2009 All Other Company Segments [Member]	Dec. 31, 2011 Minimum [Member] Consumer & Business Banking Segment [Member]	Dec. 31, 2011 Minimum [Member] Global Banking Segment [Member]	Dec. 31, 2011 Maximum [Member] Consumer & Business Banking Segment [Member]	Dec. 31, 2011 Maximum [Member] Global Banking Segment [Member]
Segment Reporting Information [Line Items]
Number of Reportable Segments	5	6
Net interest income (FTE basis)		$ 45,588,000,000	[1]	$ 52,693,000,000	[1]	$ 48,410,000,000		$ 21,377,000,000	$ 24,298,000,000	$ 25,427,000,000			$ 3,207,000,000	$ 4,662,000,000	$ 4,961,000,000	$ 9,490,000,000	$ 10,064,000,000	$ 10,274,000,000	$ 3,682,000,000	$ 4,332,000,000	$ 5,584,000,000	$ 6,052,000,000	$ 5,682,000,000	$ 5,885,000,000	$ 1,780,000,000	$ 3,655,000,000	$ (3,721,000,000)
Noninterest Income		48,838,000,000	[1]	58,697,000,000	[1]	72,534,000,000	[1]	11,496,000,000	13,883,000,000	19,966,000,000			(6,361,000,000)	5,667,000,000	11,677,000,000	7,828,000,000	7,684,000,000	6,380,000,000	11,103,000,000	14,786,000,000	14,966,000,000	11,344,000,000	10,609,000,000	9,924,000,000	13,428,000,000	6,068,000,000	9,621,000,000
Total Revenue, net of Interest Expense		94,426,000,000	[1]	111,390,000,000	[1]	120,944,000,000		32,873,000,000	38,181,000,000	45,393,000,000			(3,154,000,000)	10,329,000,000	16,638,000,000	17,318,000,000	17,748,000,000	16,654,000,000	14,785,000,000	19,118,000,000	20,550,000,000	17,396,000,000	16,291,000,000	15,809,000,000	15,208,000,000	9,723,000,000	5,900,000,000
Provision for credit losses		13,410,000,000	[1]	28,435,000,000	[1]	48,570,000,000	[1]	3,490,000,000	11,647,000,000	27,688,000,000			4,524,000,000	8,490,000,000	11,244,000,000	(1,118,000,000)	1,298,000,000	8,418,000,000	(56,000,000)	30,000,000	366,000,000	398,000,000	646,000,000	1,060,000,000	6,172,000,000	6,324,000,000	(206,000,000)
Amortization of intangibles		1,509,000,000	[1]	1,731,000,000	[1]	1,978,000,000	[1]	759,000,000	870,000,000	1,006,000,000			11,000,000	38,000,000	63,000,000	102,000,000	121,000,000	141,000,000	66,000,000	66,000,000	65,000,000	438,000,000	458,000,000	480,000,000	133,000,000	178,000,000	223,000,000
Goodwill impairment		3,184,000,000	[1]	12,400,000,000	[1]	0		0	10,400,000,000		2,600,000,000	2,000,000,000	2,603,000,000	2,000,000,000											581,000,000
Other Noninterest Expense		75,581,000,000	[1]	68,977,000,000	[1]	64,735,000,000	[1]	16,945,000,000	17,309,000,000	16,278,000,000			19,190,000,000	12,768,000,000	11,350,000,000	8,786,000,000	8,551,000,000	7,933,000,000	12,170,000,000	11,703,000,000	10,040,000,000	13,919,000,000	12,751,000,000	11,617,000,000	4,571,000,000	5,895,000,000	7,517,000,000
Income (loss) before income taxes		742,000,000	[1]	(153,000,000)	[1]	5,661,000,000	[1]	11,679,000,000	(2,045,000,000)	421,000,000			(29,482,000,000)	(12,967,000,000)	(6,019,000,000)	9,548,000,000	7,778,000,000	162,000,000	2,605,000,000	7,319,000,000	10,079,000,000
Income (loss) before income taxes		(230,000,000)		(1,323,000,000)		4,360,000,000																2,641,000,000	2,436,000,000	2,652,000,000	3,751,000,000	(2,674,000,000)	(1,634,000,000)
Income Tax Expense (Benefit) (FTE Basis)		(704,000,000)	[1]	2,085,000,000	[1]	(615,000,000)		4,227,000,000	3,089,000,000	189,000,000			(10,009,000,000)	(4,070,000,000)	(2,185,000,000)	3,501,000,000	2,887,000,000	27,000,000	1,620,000,000	3,073,000,000	2,968,000,000	969,000,000	1,083,000,000	953,000,000	(1,012,000,000)	(3,977,000,000)	(2,567,000,000)
Net income (loss)		1,446,000,000	[1]	(2,238,000,000)	[1]	6,276,000,000	[1]	7,452,000,000	(5,134,000,000)	232,000,000			(19,473,000,000)	(8,897,000,000)	(3,834,000,000)	6,047,000,000	4,891,000,000	135,000,000	985,000,000	4,246,000,000	7,111,000,000	1,672,000,000	1,353,000,000	1,699,000,000	4,763,000,000	1,303,000,000	933,000,000
Assets		2,129,046,000,000	[2]	2,264,909,000,000	[2]			520,503,000,000	510,986,000,000			212,412,000,000	163,712,000,000	212,412,000,000		349,473,000,000	311,113,000,000		501,825,000,000	537,945,000,000		284,062,000,000	296,478,000,000		309,471,000,000	395,975,000,000
Annual Sales of Business Clients																												$ 1,000,000	$ 2,000,000,000	$ 50,000,000	$ 2,000,000,000

[1]	There were no material intersegment revenues.
[2]	Total assets include long-lived assets, which are primarily located in the U.S.

Business Segment Information - Reconciliation of Revenue and Net Income (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Segment Reporting Information [Line Items]
Revenues	$ 93,454	[1]	$ 110,220	[1]	$ 119,643	[1]
Net income (loss)	1,446	[2]	(2,238)	[2]	6,276	[2]
Operating Segments [Member]
Segment Reporting Information [Line Items]
Segments' total revenue, net of interest expense (FTE basis)	79,218		101,667		115,044
Net income (loss)	(3,317)		(3,541)		5,343
Asset And Liability Management Activities [Member]
Segment Reporting Information [Line Items]
Revenues	7,576		1,899		536
Net income (loss)	498		(2,476)		(5,828)
Equity Investment Income [Member]
Segment Reporting Information [Line Items]
Revenues	7,044		4,574		10,586
Net income (loss)	4,438		2,882		6,669
Liquidating Businesses [Member]
Segment Reporting Information [Line Items]
Revenues	2,708		5,157		6,972
Net income (loss)	(94)		727		462
Fully Taxable Equivalent Basis Adjustment [Member]
Segment Reporting Information [Line Items]
Revenues	(972)		(1,170)		(1,301)
Merger and restructuring charges [Member]
Segment Reporting Information [Line Items]
Net income (loss)	(402)		(1,146)		(1,714)
Other Adjustment [Member]
Segment Reporting Information [Line Items]
Revenues	(2,120)		(1,907)		(795)
Net income (loss)	323		1,316		1,344
Securitization Impact [Member]
Segment Reporting Information [Line Items]
Revenues					$ (11,399)

[1]	There were no material intercompany revenues between geographic regions for any of the periods presented.
[2]	There were no material intersegment revenues.

Business Segment Information - Consolidated Assets (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Segment Reporting Information [Line Items]
Assets	$ 2,129,046	[1]	$ 2,264,909	[1]
Operating Segments [Member]
Segment Reporting Information [Line Items]
Assets	1,819,575		1,868,934
Asset And Liability Management Activities [Member]
Segment Reporting Information [Line Items]
Assets	611,793		641,494
Equity Investment Income [Member]
Segment Reporting Information [Line Items]
Assets	7,002		34,272
Liquidating Businesses [Member]
Segment Reporting Information [Line Items]
Assets	29,741		43,291
Intersegment Elimination [Member]
Segment Reporting Information [Line Items]
Assets	(495,439)		(460,107)
Other Adjustment [Member]
Segment Reporting Information [Line Items]
Assets	$ 156,374		$ 137,025

[1]	Total assets include long-lived assets, which are primarily located in the U.S.

Parent Company Income Statement (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Condensed Financial Statements, Captions [Line Items]
Other income (loss)	$ 6,869		$ 2,384		$ (14)
Noninterest Expense	80,274		83,108		66,713
Income tax benefit	(1,676)		915		(1,916)
Net income (loss)	1,446	[1]	(2,238)	[1]	6,276	[1]
Net income (loss) applicable to common shareholders	85		(3,595)		(2,204)
Table Details [Abstract]
Provision For Representations And Warranties	6,900		3,500		225
Bank of America Corporation [Member]
Condensed Financial Statements, Captions [Line Items]
Dividend Received From Bank Holding Companies And Related Subsidiaries	10,277		7,263		4,100
Dividend Received From Nonbank Companies And Related Subsidiaries	553		226		27
Interest From Subsidiaries	869		999		1,179
Other income (loss)	10,603	[2]	2,781	[2]	7,784	[2]
Total Income	22,302		11,269		13,090
Interest on Borrowed Funds	6,234		4,484		4,737
Noninterest Expense	11,861	[3]	8,030	[3]	4,238	[3]
Total Expense	18,095		12,514		8,975
Income (Loss) before Income Taxes and Equity in Undistributed Earnings of Subsidiaries	4,207		(1,245)		4,115
Income tax benefit	(2,783)		(3,709)		(85)
Income Before Equity In Undistributed Earnings Of Subsidiaries	6,990		2,464		4,200
Equity In Undistributed Earnings Losses In Bank Holding Companies And Related Subsidiaries	6,650		7,647		(21,614)
Equity In Undistributed Earnings Losses In Nonbank Companies And Related Subsidiaries	(12,194)		(12,349)		23,690
Total Equity In Undistributed Earnings (Losses) Of Subsidiaries	(5,544)		(4,702)		2,076
Net income (loss)	1,446		(2,238)		6,276
Common Stock [Member] | China Construction Bank [Member]
Table Details [Abstract]
Gain (Loss) on Sale of Equity Investments	$ 6,500				$ 7,300

[1]	There were no material intersegment revenues.
[2]	Includes $6.5 billion and $7.3 billion of gains related to the sale of the Corporation’s investment in CCB during 2011 and 2009.
[3]	Includes, in aggregate, $6.9 billion, $3.5 billion and $225 million in 2011, 2010 and 2009 of representations and warranties provision, which is presented as a component of mortgage banking income on the Corporation’s Consolidated Statement of Income, and litigation expense. Condensed Balance Sheet December 31(Dollars in millions)2011 2010Assets Cash held at bank subsidiaries$124,991 $117,124Securities515 19,518Receivables from subsidiaries: Bank holding companies and related subsidiaries48,679 50,589Nonbank companies and related subsidiaries7,385 8,320Investments in subsidiaries: Bank holding companies and related subsidiaries191,278 188,538Nonbank companies and related subsidiaries53,213 61,374Other assets11,720 10,837Total assets$437,781 $456,300Liabilities and shareholders’ equity Commercial paper and other short-term borrowings$401 $13,899Accrued expenses and other liabilities22,419 22,803Payables to subsidiaries: Bank holding companies and related subsidiaries2,925 4,241Nonbank companies and related subsidiaries515 513Long-term debt181,420 186,596Shareholders’ equity230,101 228,248Total liabilities and shareholders’ equity$437,781 $456,300

Parent Company Balance Sheet (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008
Condensed Financial Statements, Captions [Line Items]
Other Assets	$ 145,686		$ 182,124
Total assets	2,129,046	[1]	2,264,909	[1]
Commercial paper and other short-term borrowings	35,698		59,962
Long-term Debt	372,265		448,431
Stockholders' Equity	230,101		228,248		231,444	177,052
Total liabilities and shareholders’ equity	2,129,046		2,264,909
Bank of America Corporation [Member]
Condensed Financial Statements, Captions [Line Items]
Cash Held At Bank Subsidiaries	124,991		117,124		91,892	98,525
Debt Securities	515		19,518
Receivables From Bank Holding Companies And Related Subsidiaries	48,679		50,589
Receivables From Nonbank Companies And Related Subsidiaries	7,385		8,320
Investments In Bank Holding Companies And Related Subsidiaries	191,278		188,538
Investments In Nonbank Companies And Related Subsidiaries	53,213		61,374
Other Assets	11,720		10,837
Total assets	437,781		456,300
Commercial paper and other short-term borrowings	401		13,899
Accrued Expenses And Other Liabilities	22,419		22,803
Payables To Bank Holding Companies And Related Subsidiaries	2,925		4,241
Payables To Nonbank Companies And Related Subsidiaries	515		513
Long-term Debt	181,420		186,596
Stockholders' Equity	230,101		228,248
Total liabilities and shareholders’ equity	$ 437,781		$ 456,300

[1]	Total assets include long-lived assets, which are primarily located in the U.S.

Parent Company Statement of Cash Flows (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Condensed Financial Statements, Captions [Line Items]
Net income (loss)	$ 1,446	[1]	$ (2,238)	[1]	$ 6,276	[1]
Other operating activities, net	(4,048)		1,946		3,150
Net cash provided by operating activities	64,490		82,594		129,731
Other investing activities, net	13,945		9,400		9,249
Net cash provided by (used in) investing activities	52,429		(30,347)		157,925
Net increase (decrease) in commercial paper and other short-term borrowings	(24,264)		(31,698)		(126,426)
Proceeds from Issuance of Long-term Debt	26,001		52,215		67,744
Retirement of long-term debt	(101,814)		(110,919)		(101,207)
Repayment of preferred stock	0		0		(45,000)
Proceeds from issuance of common stock	0		0		13,468
Cash dividends paid	(1,738)		(1,762)		(4,863)
Other financing activities, net	3		5		(42)
Net cash provided by (used in) financing activities	(104,696)		(65,387)		(199,568)
Net increase (decrease) in cash held at bank subsidiaries	11,675	[2]	(12,912)	[3]	88,482	[4]
Bank of America Corporation [Member]
Condensed Financial Statements, Captions [Line Items]
Net income (loss)	1,446		(2,238)		6,276
Equity in undistributed (earnings) losses of subsidiaries	5,544		4,702		(2,076)
Other operating activities, net	6,716		(996)		4,400
Net cash provided by operating activities	13,706		1,468		8,600
Net sales of securities	8,444		5,972		3,729
Net Payments From (To) Subsidiaries	5,780		3,531		(25,437)
Other investing activities, net	(8)		2,592		(17)
Net cash provided by (used in) investing activities	14,216		12,095		(21,725)
Net increase (decrease) in commercial paper and other short-term borrowings	(13,172)		8,052		(20,673)
Proceeds from Issuance of Long-term Debt	16,047		29,275		30,347
Retirement of long-term debt	(21,742)		(27,176)		(20,180)
Proceeds from Issuance of Preferred Stock and Warrants	5,000				49,244
Repayment of preferred stock					(45,000)
Proceeds from issuance of common stock					13,468
Cash dividends paid	(1,738)		(1,762)		(4,863)
Other financing activities, net	(4,450)		3,280		4,149
Net cash provided by (used in) financing activities	(20,055)		11,669		6,492
Net increase (decrease) in cash held at bank subsidiaries	7,867		25,232		(6,633)
Cash held at bank subsidiaries at January 1	117,124		91,892		98,525
Cash held at bank subsidiaries at December 31	$ 124,991		$ 117,124		$ 91,892

[1]	There were no material intersegment revenues.
[2]	During 2011, the Corporation entered into an agreement with Assured Guaranty Ltd. and subsidiaries which resulted in non-cash increases to loans of $2.2 billion, other assets of $82 million and long-term debt of $2.3 billion.During 2011, the Corporation exchanged preferred stock, with a carrying value of $1.1 billion, for 92 million common shares valued at $522 million and senior notes valued at $360 million.During 2011, the Corporation exchanged trust preferred securities for 308 million common shares valued at $1.7 billion and senior notes valued at $2.0 billion. The trust preferred securities, and underlying junior subordinated notes and stock purchase agreements, with a carrying value of $5.2 billion, were immediately canceled.
[3]	During 2010 and 2009, the Corporation securitized $2.4 billion and $14.0 billion of residential mortgage loans into mortgage-backed securities which were retained by the Corporation. There were no residential mortgage loans securitized into mortgage-backed securities which were retained by the Corporation during 2011.During 2010, the Corporation sold First Republic Bank in a non-cash transaction that reduced assets and liabilities by $19.5 billion and $18.1 billion.
[4]	During 2009, the Corporation exchanged $14.8 billion of preferred stock by issuing approximately 1.0 billion in shares of common stock valued at $11.5 billion.During 2009, the Corporation exchanged credit card loans of $8.5 billion and the related allowance for loan and lease losses of $750 million for a $7.8 billion held-to-maturity debt security that was issued by the Corporation’s U.S. credit card securitization trust and retained by the Corporation.The acquisition-date fair values of non-cash assets acquired and liabilities assumed in the Merrill Lynch & Co., Inc. (Merrill Lynch) acquisition were $619.1 billion and $626.8 billion.Approximately 1.4 billion shares of common stock valued at approximately $20.5 billion and 376 thousand shares of preferred stock valued at approximately $8.6 billion were issued in connection with the Merrill Lynch acquisition.

Performance by Geographic Area (Details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Performance by Geographic Area [Line Items]
U.S. Total Assets	$ 1,856,654,000,000	[1],[2]	$ 1,975,640,000,000	[1],[2]
Foreign Countries Total Assets	272,392,000,000	[2]	289,269,000,000	[2]
Assets	2,129,046,000,000	[2]	2,264,909,000,000	[2]
U.S. Total Revenue, Net of Interest Expense	73,613,000,000	[1],[3]	95,115,000,000	[1],[3]	98,278,000,000	[1],[3]
Foreign Countries Total Revenue Net of Interest Expense	19,841,000,000	[3]	15,105,000,000	[3]	21,365,000,000	[3]
Revenues	93,454,000,000	[3]	110,220,000,000	[3]	119,643,000,000	[3]
U.S. Income (Loss) Before Income Taxes	(9,261,000,000)	[1]	(5,676,000,000)	[1]	(6,901,000,000)	[1]
Foreign Countries Income (Loss) Before Income Taxes	9,031,000,000		4,353,000,000		11,261,000,000
Income (Loss) Before Income Taxes	(230,000,000)		(1,323,000,000)		4,360,000,000
U.S. Net Income (Loss)	(3,471,000,000)	[1]	(4,727,000,000)	[1]	(1,025,000,000)	[1]
Foreign Countries Net Income (Loss)	4,917,000,000		2,489,000,000		7,301,000,000
Net income (loss)	1,446,000,000	[4]	(2,238,000,000)	[4]	6,276,000,000	[4]
Asia [Member]
Performance by Geographic Area [Line Items]
Foreign Countries Total Assets	95,776,000,000	[2],[5]	107,140,000,000	[2],[5]
Foreign Countries Total Revenue Net of Interest Expense	10,890,000,000	[3],[5]	4,187,000,000	[3],[5]	10,685,000,000	[3],[5]
Foreign Countries Income (Loss) Before Income Taxes	7,598,000,000	[5]	1,372,000,000	[5]	8,096,000,000	[5]
Foreign Countries Net Income (Loss)	4,787,000,000	[5]	864,000,000	[5]	5,101,000,000	[5]
Europe, Middle East and Africa [Member]
Performance by Geographic Area [Line Items]
Foreign Countries Total Assets	151,956,000,000	[2]	160,621,000,000	[2]
Foreign Countries Total Revenue Net of Interest Expense	7,320,000,000	[3]	8,490,000,000	[3]	9,085,000,000	[3]
Foreign Countries Income (Loss) Before Income Taxes	1,009,000,000		1,549,000,000		2,295,000,000
Foreign Countries Net Income (Loss)	(137,000,000)		723,000,000		1,652,000,000
Latin Americ and the Caribbean [Member]
Performance by Geographic Area [Line Items]
Foreign Countries Total Assets	24,660,000,000	[2]	21,508,000,000	[2]
Foreign Countries Total Revenue Net of Interest Expense	1,631,000,000	[3]	2,428,000,000	[3]	1,595,000,000	[3]
Foreign Countries Income (Loss) Before Income Taxes	424,000,000		1,432,000,000		870,000,000
Foreign Countries Net Income (Loss)	267,000,000		902,000,000		548,000,000
CANADA
Performance by Geographic Area [Line Items]
Foreign Countries Total Assets	8,100,000,000		16,100,000,000
Foreign Countries Total Revenue Net of Interest Expense	1,300,000,000		1,300,000,000		2,500,000,000
Foreign Countries Income (Loss) Before Income Taxes	621,000,000		458,000,000		723,000,000
Foreign Countries Net Income (Loss)	528,000,000		328,000,000		488,000,000
China Construction Bank [Member] | Common Stock [Member]
Performance by Geographic Area [Line Items]
Gain (Loss) on Sale of Equity Investments	6,500,000,000				7,300,000,000
Gain Loss On Sale Of Equity Investments Net Of Tax	$ 4,100,000,000		$ 4,600,000,000

[1]	Includes the Corporation’s Canadian operations, which had total assets of $8.1 billion and $16.1 billion at December 31, 2011 and 2010; total revenue, net of interest expense of $1.3 billion, $1.3 billion and $2.5 billion; income before income taxes of $621 million, $458 million and $723 million; and net income of $528 million, $328 million and $488 million for 2011, 2010 and 2009, respectively.
[2]	Total assets include long-lived assets, which are primarily located in the U.S.
[3]	There were no material intercompany revenues between geographic regions for any of the periods presented.
[4]	There were no material intersegment revenues.
[5]	Amounts include pre-tax gains of $6.5 billion and $7.3 billion ($4.1 billion and $4.6 billion net-of-tax) on the sale of common shares of the Corporation’s investment in CCB during 2011 and 2009.